UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549‑0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2017

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

GuggenheimInvestments.com	SBE-ANN-0917x0918

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALPHA OPPORTUNITY FUND	9
LARGE CAP VALUE FUND	23
MARKET NEUTRAL REAL ESTATE FUND	34
RISK MANAGED REAL ESTATE FUND	45
SMALL CAP VALUE FUND	60
STYLEPLUS—LARGE CORE FUND	72
STYLEPLUS—MID GROWTH FUND	85
WORLD EQUITY INCOME FUND	99
NOTES TO FINANCIAL STATEMENTS	111
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	126
OTHER INFORMATION	127
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	137
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	141

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”) (together, “Investment Advisers”), are pleased to present the annual shareholder report for eight equity funds (the “Fund” or “Funds”). The report covers the annual fiscal period ended September 30, 2017.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● See the prospectus for more information on these and additional risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2017

individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is no guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ● The Fund’s use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole.

● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at or near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500® (“S&P 500®”) Index on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the 12 months ended September 30, 2017, the S&P 500® Index* returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

FTSE NAREIT Equity REITs Index is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.98%	0.11%	$ 1,000.00	$ 1,001.10	$ 9.93
C-Class	2.73%	(0.25%)	1,000.00	997.50	13.67
P-Class	1.43%	0.26%	1,000.00	1,002.60	7.18
Institutional Class	1.25%	0.45%	1,000.00	1,004.50	6.28
Large Cap Value Fund
A-Class	1.17%	4.38%	1,000.00	1,043.80	5.99
C-Class	1.92%	3.99%	1,000.00	1,039.90	9.82
P-Class	1.17%	4.38%	1,000.00	1,043.80	5.99
Institutional Class	0.92%	4.54%	1,000.00	1,045.40	4.72
Market Neutral Real Estate Fund
A-Class	1.64%	3.52%	1,000.00	1,035.20	8.37
C-Class	2.39%	3.11%	1,000.00	1,031.10	12.17
P-Class	1.64%	3.48%	1,000.00	1,034.80	8.37
Institutional Class	1.39%	3.62%	1,000.00	1,036.20	7.10
Risk Managed Real Estate Fund
A-Class	1.29%	5.41%	1,000.00	1,054.10	6.64
C-Class	2.03%	4.99%	1,000.00	1,049.90	10.43
P-Class	1.27%	5.37%	1,000.00	1,053.70	6.54
Institutional Class	1.01%	5.51%	1,000.00	1,055.10	5.20
Small Cap Value Fund
A-Class	1.32%	2.74%	1,000.00	1,027.40	6.71
C-Class	2.07%	2.33%	1,000.00	1,023.30	10.50
P-Class	1.32%	2.74%	1,000.00	1,027.40	6.71
Institutional Class	1.07%	2.84%	1,000.00	1,028.40	5.44
StylePlus—Large Core Fund
A-Class	1.43%	7.50%	1,000.00	1,075.00	7.44
C-Class	2.26%	7.05%	1,000.00	1,070.50	11.73
P-Class	1.40%	7.52%	1,000.00	1,075.20	7.28
Institutional Class	1.11%	7.62%	1,000.00	1,076.20	5.78
StylePlus—Mid Growth Fund
A-Class	1.56%	8.93%	1,000.00	1,089.30	8.17
C-Class	2.37%	8.46%	1,000.00	1,084.60	12.39
P-Class	1.66%	8.88%	1,000.00	1,088.80	8.69
Institutional Class	1.28%	9.07%	1,000.00	1,090.70	6.71
World Equity Income Fund
A-Class	1.24%	6.70%	1,000.00	1,067.00	6.43
C-Class	1.99%	6.26%	1,000.00	1,062.60	10.29
P-Class	1.24%	6.76%	1,000.00	1,067.60	6.43
Institutional Class	0.98%	6.78%	1,000.00	1,067.80	5.08

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.98%	5.00%	$ 1,000.00	$ 1,015.14	$ 10.00
C-Class	2.73%	5.00%	1,000.00	1,011.38	13.77
P-Class	1.43%	5.00%	1,000.00	1,017.90	7.23
Institutional Class	1.25%	5.00%	1,000.00	1,018.80	6.33
Large Cap Value Fund
A-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
C-Class	1.92%	5.00%	1,000.00	1,015.44	9.70
P-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
Institutional Class	0.92%	5.00%	1,000.00	1,020.46	4.66
Market Neutral Real Estate Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
P-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Institutional Class	1.39%	5.00%	1,000.00	1,018.10	7.03
Risk Managed Real Estate Fund
A-Class	1.29%	5.00%	1,000.00	1,018.60	6.53
C-Class	2.03%	5.00%	1,000.00	1,014.89	10.25
P-Class	1.27%	5.00%	1,000.00	1,018.70	6.43
Institutional Class	1.01%	5.00%	1,000.00	1,020.00	5.11
Small Cap Value Fund
A-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
C-Class	2.07%	5.00%	1,000.00	1,014.69	10.45
P-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
Institutional Class	1.07%	5.00%	1,000.00	1,019.70	5.42
StylePlus—Large Core Fund
A-Class	1.43%	5.00%	1,000.00	1,017.90	7.23
C-Class	2.26%	5.00%	1,000.00	1,013.74	11.41
P-Class	1.40%	5.00%	1,000.00	1,018.05	7.08
Institutional Class	1.11%	5.00%	1,000.00	1,019.50	5.62
StylePlus—Mid Growth Fund
A-Class	1.56%	5.00%	1,000.00	1,017.25	7.89
C-Class	2.37%	5.00%	1,000.00	1,013.19	11.96
P-Class	1.66%	5.00%	1,000.00	1,016.75	8.39
Institutional Class	1.28%	5.00%	1,000.00	1,018.65	6.48
World Equity Income Fund
A-Class	1.24%	5.00%	1,000.00	1,018.85	6.28
C-Class	1.99%	5.00%	1,000.00	1,015.09	10.05
P-Class	1.24%	5.00%	1,000.00	1,018.85	6.28
Institutional Class	0.98%	5.00%	1,000.00	1,020.16	4.96

[1]
This ratio represents annualized net expenses, which may include short dividend and interest expenses. Excluding these expenses, the operating expense ratio for the Alpha Opportunity Fund would be 2.00%, 2.71%, 1.68% and 1.28% and the Risk Managed Real Estate Fund would be 1.30%, 2.02%, 1.29% and 1.01% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest.

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the 12-month period ended September 30, 2017.

For the one year period ended September 30, 2017, Guggenheim Alpha Opportunity Fund returned 10.70%1, compared with the 0.66% return of its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was 8.56%. The S&P 500 Index, which until March 13, 2017, served as one of the Fund’s primary benchmarks, returned 18.61%.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used only to take an equity long or short position above 100% of NAV (that is, to increase leverage). Long side average exposure was 138% for the period.

Performance Review

On average during the period, the Fund held about 141% of assets in long securities, and 101% short–for an average net-dollar exposure of 40%. The realized net beta (sensitivity of monthly Fund returns to broad market moves) averaged around 0.50 during the year, although our expected beta at period end is closer to the 0.30 to 0.40 level. The long positions averaged a return of 20.77%, compared to the Russell 3000 index return of 18.71%. Short positions returned 15.40% on a stand-alone basis – providing most of the alpha (beta-adjusted return contribution) for the period.

The year ending September 30, 2017 started with a short market pullback of about 5% just before the presidential election. (I know, it’s hard to recall a market that actually goes down – it has been a while). That was immediately followed by a strong and consistent bull market with notably low volatility. Driving the bull has been a business friendly election result with Republican’s controlling the executive and legislative branches – with the hopes for dramatically lower corporate taxes and regulations. We’ve also experienced strong earnings in the US and recovering economies in Europe and China (to name a few). It’s not hard to see the sources of optimism.

The historic low volatility has been more of a conundrum. With the Fed raising rates and starting the process of QE unwind, with higher stock multiples, and with a more volatile presidential administration than the country has seen in a while – one might expect more uncertainty in stock prices than is implied in broad market volatility measures.

The risk – it seems – is actually there, but hidden a bit under the cover. Underneath the fairly steady overall equity market returns is a bit of divergence emerging between a narrowing cohort of large cap, high growth tech oriented companies, and a host of smaller and more old-fashioned businesses which are feeling more late-cycle doldrums. Indeed for the 2017 to-date period (once the election euphoria ended), the difference between Russell growth benchmarks over value benchmarks is a stunning 13% among large caps and 11% among small caps. The growth indices have also experienced lower volatility than their value counterparts (about 2% less for large caps, and 4% less for small caps) – whereas the prior 5 years the growth indices were about 1-2% more volatile.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2017

One of the consequences of a prolonged growth stock driven market is less investor consideration given for higher free cash flow yielding names. Traditionally strong cash generating businesses tend to be considered higher quality stocks to own due to value creation options that excess cash flow can open up (higher dividends, buybacks, acquisitions). However, when growth stocks are performing well (both from an earnings and stock appreciation perspective)–the older ‘mature’ businesses can fall out of favor in relation to companies with heavy cash investment (i.e. negative cash generating). Our measure of market returns to the ‘Free Cash Flow Factor’2 has shown a big drawdown since the end of last year with the recent period equaling the historic maximum drawdown that occurred in 2007 through 2008.

In this environment, the fund has treaded a bit as the investment process tends to shun or short the growth-at-any-price and more speculative names, while being attracted to better values and cash flow generators. We expect that valuation discipline to pay off when (not if) the expensive names take a breather (or crash, as they are apt to do) as earnings need to catch up.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.
[2]	Our proprietary factor measures the return difference between high free cash flow yield stocks minus low free cash flow yield stocks on a market neutral and sector neutral basis.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
CVS Health Corp.	1.7%
Pfizer, Inc.	1.6%
Sysco Corp.	1.5%
Prudential Financial, Inc.	1.5%
International Business Machines Corp.	1.5%
Deluxe Corp.	1.5%
Walgreens Boots Alliance, Inc.	1.4%
FirstEnergy Corp.	1.4%
Verizon Communications, Inc.	1.3%
Exelon Corp.	1.3%
Top Ten Total	14.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the BofA Merrill Lynch 3- Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P Index-Blended uses performance data for the S&P Index from 09/30/03 to 03/12/17, and the BofA Merrill Lynch 3- Month U.S. Treasury Bill Index from 03/13/17 to 09/30/17.

Average Annual Returns*
 Periods Ended September 30, 2017
	1 Year	5 Year	10 Year
A-Class Shares	10.70%	9.64%	6.60%
A-Class Shares with sales charge‡	5.45%	8.58%	5.97%
C-Class Shares	9.91%	8.82%	5.78%
C-Class Shares with CDSC§	8.91%	8.82%	5.78%
Morningstar Long/Short Equity Category Average	8.56%	4.82%	3.94%
S&P 500 Index	18.61%	14.22%	7.44%
S&P 500 Index - Blended	11.05%	12.73%	6.73%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.22%	0.47%
		1 Year	Since Inception (05/01/15)
P-Class Shares		11.00%	4.39%
S&P 500 Index		18.61%	9.98%
S&P 500 Index- Blended		11.05%	7.01%
Morningstar Long/Short Equity Category Average		8.56%	1.56%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.66%	0.95%
	1 Year	5 Year	Since Inception (11/07/08)
Institutional Class Shares	11.42%	10.04%	13.09%
S&P 500 Index	18.61%	14.22%	14.28%
S&P 500 Index- Blended	11.05%	12.73%	13.43%
Morningstar Long/Short Equity Category Average	8.56%	4.82%	4.84%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.22%	1.68%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡
Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2017
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS† - 98.4%

Consumer, Non-cyclical - 29.6%
Pfizer, Inc.[1]	98,914	$3,531,230
Sysco Corp.	63,288	3,414,388
Deluxe Corp.	45,326	3,306,985
Kimberly-Clark Corp.[1]	22,921	2,697,343
HCA Healthcare, Inc.*,1	33,761	2,687,038
DaVita, Inc.*,1	41,637	2,472,822
US Foods Holding Corp.*	90,802	2,424,413
ManpowerGroup, Inc.[1]	19,936	2,348,860
Express Scripts Holding Co.*,1	36,353	2,301,872
Tyson Foods, Inc. — Class A1	30,910	2,177,610
Aetna, Inc.[1]	13,333	2,120,080
Humana, Inc.[1]	8,694	2,118,119
AbbVie, Inc.[1]	22,487	1,998,195
Robert Half International, Inc.	37,495	1,887,498
Quest Diagnostics, Inc.[1]	19,900	1,863,436
HealthSouth Corp.	35,113	1,627,488
Ingredion, Inc.	13,254	1,598,963
Darling Ingredients, Inc.*	81,925	1,435,326
Cardinal Health, Inc.[1]	19,674	1,316,584
Dean Foods Co.	117,339	1,276,648
Conagra Brands, Inc.[1]	36,110	1,218,351
Universal Corp.[1]	19,758	1,132,133
United Natural Foods, Inc.*	27,162	1,129,668
Zimmer Biomet Holdings, Inc.[1]	9,643	1,129,099
AmerisourceBergen Corp. — Class A1	13,284	1,099,251
United Rentals, Inc.*,1	7,680	1,065,523
Flowers Foods, Inc.	53,925	1,014,329
Centene Corp.*,1	10,442	1,010,472
Universal Health Services, Inc. — Class B1	9,063	1,005,449
MEDNAX, Inc.*,1	21,327	919,620
SpartanNash Co.	34,850	918,994
United Therapeutics Corp.*	7,705	902,949
Sabre Corp.	46,654	844,437
Medtronic plc	10,790	839,138
USANA Health Sciences, Inc.*	14,538	838,842
Chemed Corp.	4,024	813,049
Boston Beer Company, Inc. — Class A*	5,192	810,991
Molina Healthcare, Inc.*	10,878	747,971
Pilgrim’s Pride Corp.*	25,324	719,455
TreeHouse Foods, Inc.*	10,538	713,739
Laboratory Corporation of America Holdings*,1	4,585	692,198
Baxter International, Inc.[1]	10,594	664,774
Spectrum Brands Holdings, Inc.	6,162	652,679
Total Consumer, Non-cyclical		65,488,009

Industrial - 13.9%
TE Connectivity Ltd.	31,294	2,599,280
Energizer Holdings, Inc.	54,530	2,511,107
Jacobs Engineering Group, Inc.	37,319	2,174,578
Benchmark Electronics, Inc.*	59,974	2,048,112
Fluor Corp.	46,276	1,948,220
Timken Co.	34,409	1,670,557
Huntington Ingalls Industries, Inc.	7,206	1,631,727
Arrow Electronics, Inc.*	16,133	1,297,254
Avnet, Inc.	32,782	1,288,333
Snap-on, Inc.	8,591	1,280,145
ITT, Inc.	26,320	1,165,186
Norfolk Southern Corp.[1]	8,556	1,131,445
Plexus Corp.*	20,116	1,128,105
Vishay Intertechnology, Inc.	55,494	1,043,287
Crane Co.	12,635	1,010,674
USG Corp.*	30,333	990,372
Trinity Industries, Inc.	28,580	911,702
Sanmina Corp.*	24,111	895,724
Methode Electronics, Inc.	20,964	887,825
Oshkosh Corp.	10,121	835,387
Applied Industrial Technologies, Inc.	12,672	833,818
Belden, Inc.	9,074	730,729
Owens-Illinois, Inc.*	27,991	704,254
Total Industrial		30,717,821

Consumer, Cyclical - 13.4%
CVS Health Corp.	47,303	3,846,680
Walgreens Boots Alliance, Inc.	39,966	3,086,174
Wal-Mart Stores, Inc.[1]	32,541	2,542,754
Tailored Brands, Inc.	174,559	2,520,632
Lear Corp.	10,133	1,753,820
Alaska Air Group, Inc.[1]	20,592	1,570,552
Big Lots, Inc.[1]	27,308	1,462,890
Southwest Airlines Co.[1]	23,574	1,319,672
UniFirst Corp.	7,685	1,164,277
PACCAR, Inc.[1]	13,220	956,335
Hawaiian Holdings, Inc.*	24,648	925,532
JetBlue Airways Corp.*,1	48,896	906,043
Goodyear Tire & Rubber Co.	27,180	903,735
Cooper-Standard Holdings, Inc.*	7,514	871,398
Brinker International, Inc.	26,028	829,252
Ralph Lauren Corp. — Class A	9,109	804,234
Nu Skin Enterprises, Inc. — Class A	12,627	776,308
DineEquity, Inc.	16,689	717,293
Herman Miller, Inc.	19,934	715,631
CalAtlantic Group, Inc.	19,254	705,274
Dick’s Sporting Goods, Inc.	24,861	671,496
American Airlines Group, Inc.[1]	13,536	642,825
Total Consumer, Cyclical		29,692,807

Technology - 11.6%
International Business Machines Corp.	23,109	3,352,654
Convergys Corp.	93,943	2,432,184
HP, Inc.[1]	120,530	2,405,779
KLA-Tencor Corp.[1]	22,099	2,342,494
NetApp, Inc.	51,210	2,240,950
Oracle Corp.[1]	37,482	1,812,255
Xerox Corp.	51,983	1,730,514
NCR Corp.*	34,927	1,310,461
Western Digital Corp.[1]	14,621	1,263,254
CACI International, Inc. — Class A*	7,422	1,034,256
CSRA, Inc.	29,865	963,743
Cirrus Logic, Inc.*	16,514	880,527
Seagate Technology plc	23,281	772,231

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
ALPHA OPPORTUNITY FUND

	Shares	Value

ON Semiconductor Corp.*	40,723	$752,154
Akamai Technologies, Inc.*	14,312	697,280
Skyworks Solutions, Inc.[1]	6,677	680,386
CA, Inc.[1]	20,024	668,401
Icad, Inc.*	95,329	421,354
Total Technology		25,760,877

Utilities - 11.5%
FirstEnergy Corp.	99,217	3,058,860
Exelon Corp.	74,258	2,797,299
Ameren Corp.[1]	47,518	2,748,441
UGI Corp.	57,121	2,676,690
Hawaiian Electric Industries, Inc.	74,323	2,480,159
Edison International[1]	30,554	2,357,852
Portland General Electric Co.	46,431	2,119,111
National Fuel Gas Co.	36,369	2,058,849
American Electric Power Company, Inc.[1]	21,531	1,512,337
Xcel Energy, Inc.[1]	26,952	1,275,369
AES Corp.	92,368	1,017,895
Southwest Gas Holdings, Inc.[1]	9,102	706,497
CMS Energy Corp.[1]	13,497	625,181
Total Utilities		25,434,540

Financial - 8.5%
Prudential Financial, Inc.	32,052	3,407,769
Aflac, Inc.[1]	33,281	2,708,740
Allstate Corp.[1]	21,289	1,956,672
Lazard Ltd. — Class A	38,680	1,749,109
Old Republic International Corp.[1]	88,154	1,735,752
JPMorgan Chase & Co.[1]	15,744	1,503,709
CIT Group, Inc.	23,678	1,161,406
LaSalle Hotel Properties REIT	34,340	996,547
Franklin Resources, Inc.[1]	20,621	917,841
Bank of New York Mellon Corp.[1]	15,692	831,990
Hospitality Properties Trust REIT	27,749	790,569
Sabra Health Care REIT, Inc. REIT	32,907	721,980
CNO Financial Group, Inc.	15,349	358,246
Total Financial		18,840,330

Communications - 6.8%
Verizon Communications, Inc.[1]	58,760	2,908,032
Juniper Networks, Inc.[1]	88,109	2,452,074
Iridium Communications, Inc.*	197,436	2,033,591
ATN International, Inc.	36,372	1,916,804
F5 Networks, Inc.*	11,477	1,383,667
Omnicom Group, Inc.[1]	17,542	1,299,336
ARRIS International plc*	33,464	953,389
Viavi Solutions, Inc.*	74,712	706,776
CommScope Holding Company, Inc.*	20,856	692,628
Viacom, Inc. — Class B1	23,015	640,737
Total Communications		14,987,034

Basic Materials - 1.6%
LyondellBasell Industries N.V. — Class A	8,019	794,282
Mosaic Co.	32,430	700,164
International Paper Co.[1]	12,224	694,568
Freeport-McMoRan, Inc.*,1	49,365	693,084
AK Steel Holding Corp.*	123,950	692,880
Total Basic Materials		3,574,978

Energy - 1.5%
Devon Energy Corp.[1]	38,626	1,417,961
Anadarko Petroleum Corp.[1]	20,934	1,022,626
Marathon Oil Corp.	60,620	822,007
Total Energy		3,262,594

Total Common Stocks
(Cost $211,905,611)		217,758,990

MONEY MARKET FUND† - 6.3%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class 0.86%[2]	13,952,183	13,952,183
Total Money Market Fund
(Cost $13,952,183)		13,952,183

Total Investments - 104.7%
(Cost $225,857,794)		$231,711,173
Other Assets & Liabilities, net - (4.7)%		(10,292,349)
Total Net Assets - 100.0%		$221,418,824

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Morgan Stanley	Alpha Opportunity Portfolio Short Custom Basket Swap[4]	0.81%	At Maturity	2/1/19	4,108,900	$(224,456,111)	$(13,593,377)

OTC Equity Index Swap Agreements††
Morgan Stanley	Alpha Opportunity Portfolio Long Custom Basket Swap[3]	1.64%	At Maturity	2/1/19	1,745,892	$96,189,747	$3,550,074

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
ALPHA OPPORTUNITY FUND

	Shares	Unrealized Gain (Loss)

CUSTOM BASKET OF LONG SECURITIES[3]
Lam Research Corp.	9,659	$393,394
Gilead Sciences, Inc.	27,658	369,161
Amgen, Inc.	14,824	346,344
Cigna Corp.	14,255	280,242
Intel Corp.	80,621	272,562
Teradata Corp.*	65,711	271,904
WellCare Health Plans, Inc.*	10,059	269,977
Corning, Inc.	102,810	257,277
Cummins, Inc.	13,260	253,465
CenterPoint Energy, Inc.	96,169	236,923
Discover Financial Services	42,729	222,806
Reinsurance Group of America, Inc. — Class A	15,997	206,923
Applied Materials, Inc.	27,748	192,877
Michael Kors Holdings Ltd.*	15,490	188,332
Biogen, Inc.*	4,874	187,326
FedEx Corp.	10,005	168,869
Cisco Systems, Inc.	104,665	164,738
Union Pacific Corp.	22,741	151,657
Wabash National Corp.	58,395	131,839
McKesson Corp.	8,421	124,847
Northern Trust Corp.	26,971	116,067
WW Grainger, Inc.	9,613	109,292
Texas Instruments, Inc.	11,197	105,588
Principal Financial Group, Inc.	42,267	99,711
Public Service Enterprise Group, Inc.	32,598	95,348
Entergy Corp.	26,056	85,502
UnitedHealth Group, Inc.	6,673	61,217
PG&E Corp.	37,531	58,989
Hartford Financial Services Group, Inc.	8,684	45,431
Apple, Inc.	3,978	35,119
Delta Air Lines, Inc.	34,714	31,051
Travelers Companies, Inc.	18,508	28,601
Merck & Company, Inc.	25,781	27,235
Anthem, Inc.	13,268	15,471
EMCOR Group, Inc.	18,732	15,075
CoStar Group, Inc.*	1,682	3,682
Performance Food Group Co.*	15,788	1,290
Catalent, Inc.*	11,302	687
GoDaddy, Inc. — Class A*	6,093	(1,330)
Jabil, Inc.	44,213	(4,359)
Cloudera, Inc.*	12,940	(8,160)
AECOM*	22,792	(10,640)
Portola Pharmaceuticals, Inc.*	11,513	(12,825)
Synchrony Financial	31,333	(32,597)
Consolidated Edison, Inc.	16,262	(34,366)
Motorola Solutions, Inc.	22,840	(37,302)
Telephone & Data Systems, Inc.	75,441	(74,608)
Archer-Daniels-Midland Co.	63,529	(77,826)
Western Union Co.	109,932	(79,356)
Carlisle Companies, Inc.	33,023	(126,985)
Kroger Co.	55,860	(154,498)
Mylan N.V.*	35,104	(206,344)
Owens & Minor, Inc.	35,726	(214,337)
United Continental Holdings, Inc.*	23,651	(300,709)
InterDigital, Inc.	20,141	(414,767)
Bed Bath & Beyond, Inc.	34,065	(508,627)
Total Custom Basket of Long Securities		3,327,185

CUSTOM BASKET OF SHORT SECURITIES[4]
Compass Minerals International, Inc.	(43,817)	345,271
NewMarket Corp.	(6,743)	287,254
Ulta Beauty, Inc.*	(3,164)	208,759
General Electric Co.	(34,390)	193,671
Sensient Technologies Corp.	(38,458)	177,816
American Campus Communities, Inc.	(36,496)	167,690
Wabtec Corp.	(10,188)	165,839
NIKE, Inc. — Class B	(24,503)	158,415
Education Realty Trust, Inc.	(35,065)	150,269
Pool Corp.	(13,014)	143,734
Dave & Buster's Entertainment, Inc.*	(10,687)	142,870
Retail Opportunity Investments Corp.	(48,278)	136,269
Martin Marietta Materials, Inc.	(7,705)	115,282
Charter Communications, Inc. — Class A*	(4,372)	113,053
Federal Realty Investment Trust	(15,780)	107,481
People's United Financial, Inc.	(133,625)	99,491
Financial Engines, Inc.	(20,236)	95,061
Shake Shack, Inc. — Class A*	(22,685)	94,771
Balchem Corp.	(18,796)	82,956
Toro Co.	(9,199)	79,831
RPM International, Inc.	(37,614)	78,062
Realty Income Corp.	(19,934)	74,302
Ultimate Software Group, Inc.*	(4,136)	69,682
Papa John's International, Inc.	(12,303)	68,651
Sun Communities, Inc.	(17,779)	64,090
Mercury General Corp.	(15,238)	61,483
Acadia Realty Trust	(23,096)	58,730
Vulcan Materials Co.	(18,283)	58,262
Starbucks Corp.	(12,544)	58,256
Yum! Brands, Inc.	(18,130)	49,754
Wendy's Co.	(68,972)	45,194
Axon Enterprise, Inc.*	(29,770)	41,897
MarketAxess Holdings, Inc.	(6,949)	38,857
Kilroy Realty Corp.	(13,273)	38,689
Equity LifeStyle Properties, Inc.	(11,962)	36,658
Public Storage	(5,749)	36,547
Dunkin' Brands Group, Inc.	(16,340)	32,716
Corporate Office Properties Trust	(24,724)	32,341
SPS Commerce, Inc.*	(10,859)	31,883
Healthcare Trust of America, Inc. — Class A	(46,788)	21,569
Atlassian Corporation plc — Class A*	(34,957)	19,272
Cable One, Inc.	(877)	17,596
Tesla, Inc.*	(2,866)	16,194
ANSYS, Inc.*	(8,868)	12,347
Valley National Bancorp	(60,272)	11,107
Trustmark Corp.	(29,886)	9,146
McCormick & Company, Inc.	(6,640)	8,582
CareTrust REIT, Inc.	(33,611)	4,154
SBA Communications Corp.*	(10,229)	3,174
Southern Co.	(22,625)	3,164

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
ALPHA OPPORTUNITY FUND

	Shares	Unrealized Gain (Loss)

TripAdvisor, Inc.*	(20,228)	$2,763
Rexford Industrial Realty, Inc.	(35,128)	(506)
Healthcare Realty Trust, Inc.	(22,038)	(527)
Mohawk Industries, Inc.*	(4,388)	(975)
NiSource, Inc.	(50,931)	(1,572)
Commerce Bancshares, Inc.	(12,425)	(2,933)
Howard Hughes Corp.*	(7,463)	(4,064)
Lamb Weston Holdings, Inc.	(14,536)	(5,965)
Madison Square Garden Co. — Class A*	(3,641)	(8,828)
Washington Federal, Inc.	(30,186)	(10,249)
Fulton Financial Corp.	(52,144)	(10,541)
Aqua America, Inc.	(26,249)	(12,219)
Ladder Capital Corp. — Class A	(48,077)	(12,620)
Provident Financial Services, Inc.	(27,111)	(13,188)
Bio-Techne Corp.	(8,324)	(13,494)
Bank of Hawaii Corp.	(8,215)	(14,469)
Amazon.com, Inc.*	(1,124)	(14,747)
Old National Bancorp	(51,300)	(19,186)
Workday, Inc. — Class A*	(6,565)	(19,441)
Air Products & Chemicals, Inc.	(4,451)	(23,075)
Douglas Emmett, Inc.	(26,136)	(26,068)
Dominion Energy, Inc.	(22,589)	(27,335)
S&P Global, Inc.	(6,209)	(27,545)
Terreno Realty Corp.	(28,808)	(27,713)
BWX Technologies, Inc.	(12,216)	(33,681)
EastGroup Properties, Inc.	(14,485)	(34,363)
Alexander & Baldwin, Inc.	(15,387)	(35,253)
WD-40 Co.	(6,090)	(35,627)
Vail Resorts, Inc.	(5,610)	(36,392)
First Midwest Bancorp, Inc.	(43,912)	(36,416)
BB&T Corp.	(23,848)	(40,066)
Willis Towers Watson plc	(4,372)	(41,500)
Intercontinental Exchange, Inc.	(13,097)	(42,480)
Ingevity Corp.*	(11,261)	(46,431)
PTC, Inc.*	(20,360)	(47,611)
Priceline Group, Inc.*	(359)	(48,640)
KeyCorp	(70,134)	(50,685)
WABCO Holdings, Inc.*	(4,753)	(52,115)
Iron Mountain, Inc.	(19,898)	(52,218)
Domino's Pizza, Inc.	(3,984)	(53,239)
ServiceNow, Inc.*	(7,520)	(55,040)
Ollie's Bargain Outlet Holdings, Inc.*	(17,456)	(55,332)
Black Hills Corp.	(25,616)	(56,803)
CME Group, Inc. — Class A	(5,727)	(56,832)
Cabot Oil & Gas Corp. — Class A	(36,168)	(57,391)
Avery Dennison Corp.	(11,714)	(58,429)
Eaton Vance Corp.	(29,768)	(58,697)
Extra Space Storage, Inc.	(10,028)	(59,737)
ABIOMED, Inc.*	(4,373)	(66,364)
Laredo Petroleum, Inc.*	(54,828)	(66,501)
Essex Property Trust, Inc.	(6,139)	(71,625)
Bright Horizons Family Solutions, Inc.*	(12,526)	(72,051)
Texas Roadhouse, Inc. — Class A	(14,345)	(72,331)
Mid-America Apartment Communities, Inc.	(15,940)	(74,506)
Jack in the Box, Inc.	(13,707)	(74,566)
Glacier Bancorp, Inc.	(20,140)	(75,427)

		Unrealized Loss

Ross Stores, Inc.	(13,737)	(78,614)
Bio-Rad Laboratories, Inc. — Class A*	(5,990)	(82,816)
Semtech Corp.*	(22,989)	(83,058)
Alexandria Real Estate Equities, Inc.	(19,759)	(85,405)
National Instruments Corp.	(22,071)	(86,618)
Silicon Laboratories, Inc.*	(11,773)	(90,014)
AptarGroup, Inc.	(7,959)	(90,498)
VF Corp.	(11,615)	(90,642)
BankUnited, Inc.	(35,667)	(91,354)
Investors Bancorp, Inc.	(141,206)	(93,718)
John Bean Technologies Corp.	(7,595)	(98,765)
Graco, Inc.	(10,039)	(103,137)
Spire, Inc.	(21,509)	(106,932)
Red Hat, Inc.*	(8,533)	(108,100)
WR Grace & Co.	(29,401)	(111,345)
Summit Materials, Inc. — Class A*	(29,928)	(112,769)
EnPro Industries, Inc.	(10,963)	(113,029)
Century Aluminum Co.*	(55,368)	(114,775)
Neurocrine Biosciences, Inc.*	(12,572)	(117,405)
CyrusOne, Inc.	(21,603)	(117,717)
Woodward, Inc.	(12,709)	(121,236)
Goldman Sachs Group, Inc.	(5,269)	(121,248)
Tyler Technologies, Inc.*	(5,732)	(126,124)
CommVault Systems, Inc.*	(14,001)	(127,409)
PayPal Holdings, Inc.*	(19,206)	(130,929)
AO Smith Corp.	(20,175)	(138,599)
Ecolab, Inc.	(24,804)	(139,510)
KBR, Inc.	(44,145)	(141,727)
Trex Company, Inc.*	(8,902)	(144,464)
O'Reilly Automotive, Inc.*	(8,135)	(145,246)
Matador Resources Co.*	(29,252)	(150,660)
Monro, Inc.	(14,427)	(151,088)
Medidata Solutions, Inc.*	(14,144)	(156,125)
Lithia Motors, Inc. — Class A	(6,616)	(157,326)
First Republic Bank	(20,721)	(158,296)
Cantel Medical Corp.	(8,562)	(162,678)
Cimarex Energy Co.	(10,942)	(163,306)
Crown Castle International Corp.	(15,828)	(164,517)
Cousins Properties, Inc.	(182,457)	(165,395)
Rollins, Inc.	(42,197)	(166,066)
Scotts Miracle-Gro Co. — Class A	(33,779)	(171,171)
Trimble, Inc.*	(19,748)	(171,303)
American Tower Corp. — Class A	(10,949)	(172,256)
First Industrial Realty Trust, Inc.	(45,924)	(172,900)
Cognex Corp.	(9,726)	(176,552)
Allegheny Technologies, Inc.*	(55,168)	(177,721)
McDonald's Corp.	(14,035)	(184,259)
Alliant Energy Corp.	(57,720)	(190,876)
Ligand Pharmaceuticals, Inc. — Class B*	(6,484)	(191,083)
Marriott Vacations Worldwide Corp.	(5,832)	(192,418)
Moody's Corp.	(9,497)	(195,224)
Five Below, Inc.*	(13,345)	(197,006)
Mercury Systems, Inc.*	(15,474)	(198,210)
Deltic Timber Corp.	(16,337)	(199,826)
CF Industries Holdings, Inc.	(25,911)	(207,135)
Monolithic Power Systems, Inc.	(16,772)	(216,370)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
ALPHA OPPORTUNITY FUND

	Shares	Unrealized Loss

Atmos Energy Corp.	(36,155)	$(216,840)
Equinix, Inc.	(4,332)	(221,813)
Wynn Resorts Ltd.	(4,691)	(227,528)
salesforce.com, Inc.*	(21,513)	(252,605)
Albemarle Corp.	(12,238)	(253,489)
Royal Gold, Inc.	(15,581)	(263,942)
Crocs, Inc.*	(86,432)	(273,482)
Adobe Systems, Inc.*	(9,281)	(281,586)
Autodesk, Inc.*	(10,987)	(291,585)
NVIDIA Corp.	(4,041)	(297,623)
Marriott International, Inc. — Class A	(15,643)	(310,158)
CoreSite Realty Corp.	(12,375)	(313,738)
DCT Industrial Trust, Inc.	(34,961)	(324,871)
Ball Corp.	(78,256)	(338,440)
CarMax, Inc.*	(29,329)	(345,609)
Facebook, Inc. — Class A*	(15,163)	(350,990)
International Flavors & Fragrances, Inc.	(22,555)	(390,738)
Xylem, Inc.	(28,938)	(403,162)
Healthcare Services Group, Inc.	(34,078)	(414,767)
Take-Two Interactive Software, Inc.*	(11,653)	(504,119)
FMC Corp.	(18,994)	(572,280)
Total Custom Basket of Short Securities		(12,617,035)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2017.
[2]	Rate indicated is the 7 day yield as of September 30, 2017.
[3]	Total Return is based on the return of the custom basket of long securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2017.
[4]	Total Return is based on the return of the custom basket of short securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$217,758,990	$—	$—	$—	$217,758,990
Equity Index Swap Agreements	—	—	3,550,074	—	3,550,074
Money Market Fund	13,952,183	—	—	—	13,952,183
Total Assets	$231,711,173	$—	$3,550,074	$—	$235,261,247

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements	$—	$—	$13,593,377	$—	$13,593,377

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $225,857,794)	$231,711,173
Cash	774
Segregated cash with broker	281
Unrealized appreciation on swap agreements	3,550,074
Prepaid expenses	34,082
Receivables:
Dividends	283,889
Fund shares sold	32,082
Interest	8,017
Total assets	235,620,372

Liabilities:
Unrealized depreciation on swap agreements	13,593,377
Payable for:
Swap settlement	349,883
Management fees	151,983
Fund shares redeemed	33,128
Fund accounting/administration fees	14,396
Investment Adviser	11,543
Distribution and service fees	6,670
Transfer agent/maintenance fees	2,430
Trustees’ fees*	931
Miscellaneous	37,207
Total liabilities	14,201,548
Net assets	$221,418,824

Net assets consist of:
Paid in capital	$215,025,028
Undistributed net investment income	—
Accumulated net realized gain on investments	10,583,719
Net unrealized depreciation on investments	(4,189,923)
Net assets	$221,418,824

A-Class:
Net assets	$15,011,107
Capital shares outstanding	711,305
Net asset value per share	$21.10
Maximum offering price per share (Net asset value divided by 95.25%)	$22.15

C-Class:
Net assets	$2,508,067
Capital shares outstanding	134,717
Net asset value per share	$18.62

P-Class:
Net assets	$7,719,535
Capital shares outstanding	364,273
Net asset value per share	$21.19

Institutional Class:
Net assets	$196,180,115
Capital shares outstanding	6,568,899
Net asset value per share	$29.86

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends	$3,305,662
Interest	67,395
Total investment income	3,373,057

Expenses:
Management fees	1,862,728
Distribution and service fees:
A-Class	47,302
C-Class	21,767
P-Class	23,404
Transfer agent/maintenance fees:
A-Class	30,246
C-Class	1,595
P-Class	14,019
Institutional Class	21,759
Short sales dividend expense	151,028
Fund accounting/administration fees	135,748
Line of credit fees	17,597
Custodian fees	15,208
Trustees’ fees*	8,833
Recoupment of previously waived fees:
A-Class	60,328
C-Class	14,003
Institutional Class	8,700
Miscellaneous	132,329
Total expenses	2,566,594
Less:
Expenses reimbursed by Adviser:
A-Class	(6,685)
C-Class	(658)
P-Class	(2,643)
Institutional Class	(422)
Expenses waived by Adviser	(8,272)
Total waived/reimbursed expenses	(18,680)
Net expenses	2,547,914
Net investment income	825,143

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,232,264
Swap agreements	(61,617)
Securities sold short	(2,559,215)
Net realized gain	13,611,432
Net change in unrealized appreciation (depreciation) on:
Investments	2,589,543
Securities sold short	1,588,748
Swap agreements	(8,133,002)
Net change in unrealized appreciation (depreciation)	(3,954,711)
Net realized and unrealized gain	9,656,721
Net increase in net assets resulting from operations	$10,481,864

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$825,143	$(455,465)
Net realized gain on investments	13,611,432	1,231,333
Net change in unrealized appreciation (depreciation) on investments	(3,954,711)	1,541,556
Net increase in net assets resulting from operations	10,481,864	2,317,424

Distributions to shareholders from:
Net realized gains
A-Class	(9,722)	—
C-Class	(1,227)	—
P-Class	(3,342)	—
Institutional Class	(43,388)	—
Total distributions to shareholders	(57,679)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	10,194,828	13,416,725
C-Class	1,157,811	1,144,266
P-Class	14,180,540	6,055,462
Institutional Class	136,905,494	11,962,236
Distributions reinvested
A-Class	9,070	—
C-Class	1,192	—
P-Class	3,342	—
Institutional Class	43,369	—
Cost of shares redeemed
A-Class	(13,021,740)	(9,133,848)
C-Class	(368,114)	(831,133)
P-Class	(11,532,946)	(1,749,969)
Institutional Class	(5,173,092)	(7,711,248)
Net increase from capital share transactions	132,399,754	13,152,491
Net increase in net assets	142,823,939	15,469,915

Net assets:
Beginning of year	78,594,885	63,124,970
End of year	$221,418,824	$78,594,885
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(657,245)

Capital share activity:
Shares sold
A-Class	500,937	702,394
C-Class	63,585	68,002
P-Class	683,702	317,616
Institutional Class	4,636,032	448,620
Shares issued from reinvestment of distributions
A-Class	447	—
C-Class	66	—
P-Class	163	—
Institutional Class	1,492	—
Shares redeemed
A-Class	(630,915)	(486,062)
C-Class	(20,327)	(49,650)
P-Class	(552,657)	(91,817)
Institutional Class	(177,256)	(295,069)
Net increase in shares	4,505,269	614,034

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$19.08	$18.39	$18.01	$16.22	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	(.19)	(.35)	(.13)	.03
Net gain (loss) on investments (realized and unrealized)	1.72	.88	.73	1.92	2.86
Total from investment operations	2.03	.69	.38	1.79	2.89
Less distributions from:
Net investment income	—	—	(—)[b]	—	—
Net realized gains	(.01)	—	—	—	—
Total distributions	(.01)	—	(—)[b]	—	—
Net asset value, end of period	$21.10	$19.08	$18.39	$18.01	$16.22

Total Return[c]	10.70%	3.70%	2.13%	11.04%	21.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,011	$16,041	$11,485	$7,989	$7,749
Ratios to average net assets:
Net investment income (loss)	(1.49%)	(1.02%)	(1.88%)	(0.73%)	0.19%
Total expenses[g]	2.21%	2.69%	3.92%	3.25%	3.99%
Net expenses[d,e,h]	2.17%	2.69%	2.94%	2.12%	2.14%
Portfolio turnover rate	92%	235%	124%	—	488%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$16.96	$16.47	$16.25	$14.74	$12.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.29)	(.44)	(.23)	(.07)
Net gain (loss) on investments (realized and unrealized)	1.58	.78	.66	1.74	2.60
Total from investment operations	1.67	.49	.22	1.51	2.53
Less distributions from:
Net investment income	—	—	(—)[b]	—	—
Net realized gains	(.01)	—	—	—	—
Total distributions	(.01)	—	(—)[b]	—	—
Net asset value, end of period	$18.62	$16.96	$16.47	$16.25	$14.74

Total Return[c]	9.91%	2.91%	1.38%	10.24%	20.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,508	$1,550	$1,203	$1,117	$1,206
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(1.72%)	(2.64%)	(1.46%)	(0.56%)
Total expenses[g]	2.94%	3.91%	4.81%	4.11%	4.84%
Net expenses[d,e,h]	2.88%	3.46%	3.68%	2.87%	2.89%
Portfolio turnover rate	92%	235%	124%	—	488%

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$19.11	$18.39	$19.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	2.15	.84	(.59)
Total from investment operations	2.09	.72	(.72)
Less distributions from:
Net realized gains	(.01)	—	—
Total distributions	(.01)	—	—
Net asset value, end of period	$21.19	$19.11	$18.39

Total Return[c]	11.00%	3.86%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,720	$4,453	$134
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.65%)	(1.77%)
Total expenses[g]	1.75%	2.44%	3.31%
Net expenses[d,h]	1.72%	2.44%	2.87%
Portfolio turnover rate	92%	235%	124%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$26.82	$25.73	$25.13	$22.58	$18.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	(.13)	(.40)	(.12)	.09
Net gain (loss) on investments (realized and unrealized)	2.93	1.22	1.00	2.67	3.97
Total from investment operations	3.05	1.09	.60	2.55	4.06
Less distributions from:
Net investment income	—	—	(—)[b]	—	—
Net realized gains	(.01)	—	—	—	—
Total distributions	(.01)	—	(—)[b]	—	—
Net asset value, end of period	$29.86	$26.82	$25.73	$25.13	$22.58

Total Return[c]	11.42%	4.20%	2.41%	11.29%	21.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196,180	$56,550	$50,304	$1,645	$1,740
Ratios to average net assets:
Net investment income (loss)	0.40%	(0.49%)	(1.55%)	(0.48%)	0.43%
Total expenses[g]	1.38%	2.23%	2.80%	2.90%	3.67%
Net expenses[d,e,h]	1.37%	2.23%	2.80%	1.87%	1.90%
Portfolio turnover rate	92%	235%	124%	—	488%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, on applicable.
[e]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.32% for A-Class, 0.64% for C-Class, and 0.01% for Institutional Class.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Does not include expenses of the underlying funds in which the Fund invests.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the years presented would be:

	09/30/17	09/30/16	09/30/15	09/30/14	09/30/13
A-Class	2.00%	2.11%	2.11%	2.11%	2.11%
C-Class	2.71%	2.86%	2.86%	2.86%	2.86%
P-Class	1.68%	1.87%	2.10%	—	—
Institutional Class	1.28%	1.63%	1.86%	1.86%	1.86%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders:

Guggenheim Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CPA, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2017.

For the one year period ended September 30, 2017, Guggenheim Large Cap Value Fund returned 17.68%1, compared with the 15.12% return of its benchmark, the Russell 1000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection. The largest positive impact was in the Financials and Industrials sectors. On the negative side, the largest impact was in the Energy and Health Care sectors.

The top individual contributors on an absolute basis were financial services companies: JPMorgan Chase & Co., Bank of America Corp., and Citigroup, Inc. The strategy’s asset-sensitive bank holdings performed particularly well as short term interest rates were hiked three times during the period.

The leading individual detractors from the Fund’s return on an absolute basis included Whiting Petroleum Corp., Qualcomm, Inc., and Kinder Morgan, Inc. – Class P. Volatility in oil prices over the period was a factor in performance of energy names.

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Telecommunications Services and Real Estate, and overweights in Tech and Materials. All stances but the Tech overweight contributed to performance.

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed in the middle of the year, helped by talk of tax cuts and a solid U.S. economy. The market has remained resilient and buoyant. We believe the bias in the market will continue to be to the upside, but expect volatility could likely resurface.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.4%
Berkshire Hathaway, Inc. — Class B	3.1%
Johnson & Johnson	2.9%
Chevron Corp.	2.6%
Bank of America Corp.	2.6%
Citigroup, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Wells Fargo & Co.	1.9%
Pfizer, Inc.	1.8%
Intel Corp.	1.8%
Top Ten Total	25.0%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares	17.68%	12.48%	5.20%
A-Class Shares with sales charge‡	12.10%	11.39%	4.58%
C-Class Shares	16.74%	11.63%	4.35%
C-Class Shares with CDSC§	15.74%	11.63%	4.35%
Russell 1000 Value Index	15.12%	13.20%	5.92%
		1 Year	Since Inception (05/01/15)
P-Class Shares		17.63%	8.62%
Russell 1000 Value Index		15.12%	8.01%
		1 Year	Since Inception (06/07/13)
Institutional Class Shares		17.96%	10.35%
Russell 1000 Value Index		15.12%	10.74%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡
Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS	September 30, 2017
LARGE CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.3%

Financial - 29.0%
JPMorgan Chase & Co.	23,403	$2,235,220
Berkshire Hathaway, Inc. — Class B*	11,038	2,023,487
Bank of America Corp.	67,490	1,710,196
Citigroup, Inc.	22,081	1,606,171
Wells Fargo & Co.	23,115	1,274,792
BB&T Corp.	16,038	752,824
Zions Bancorporation	15,175	715,957
T. Rowe Price Group, Inc.	7,844	711,059
SunTrust Banks, Inc.	11,705	699,608
Charles Schwab Corp.	15,623	683,350
Welltower, Inc. REIT	8,467	595,061
E*TRADE Financial Corp.*	13,072	570,070
Allstate Corp.	6,063	557,250
Unum Group	10,634	543,716
Piedmont Office Realty Trust, Inc. — Class A REIT	26,043	525,027
Omega Healthcare Investors, Inc. REIT	15,231	486,021
Assured Guaranty Ltd.	11,627	438,919
Morgan Stanley	8,519	410,360
Host Hotels & Resorts, Inc. REIT	21,622	399,791
American International Group, Inc.	5,449	334,514
KeyCorp	17,002	319,978
Regions Financial Corp.	19,250	293,178
Prudential Financial, Inc.	2,583	274,625
Federated Investors, Inc. — Class B	7,699	228,660
Equity Commonwealth REIT*	6,130	186,352
Rayonier, Inc. REIT	5,647	163,142
Liberty Property Trust REIT	3,786	155,453
Hartford Financial Services Group, Inc.	1,938	107,423
Total Financial		19,002,204

Consumer, Non-cyclical - 18.5%
Johnson & Johnson	14,664	1,906,468
Pfizer, Inc.	33,904	1,210,373
Merck & Company, Inc.	15,708	1,005,783
Procter & Gamble Co.	9,976	907,616
Bunge Ltd.	8,567	595,064
Hormel Foods Corp.	18,163	583,759
Tyson Foods, Inc. — Class A	7,904	556,837
HCA Healthcare, Inc.*	6,588	524,339
Express Scripts Holding Co.*	7,994	506,180
Zimmer Biomet Holdings, Inc.	3,805	445,527
United Therapeutics Corp.*	3,707	434,423
Quest Diagnostics, Inc.	4,537	424,845
UnitedHealth Group, Inc.	2,051	401,688
Philip Morris International, Inc.	3,338	370,551
Archer-Daniels-Midland Co.	7,470	317,550
AmerisourceBergen Corp. — Class A	3,822	316,271
Post Holdings, Inc.*	3,441	303,737
DaVita, Inc.*	5,093	302,473
Medtronic plc	3,728	289,927
Akorn, Inc.*	7,313	242,718
Ingredion, Inc.	1,421	171,429
JM Smucker Co.	1,604	168,308
Dr Pepper Snapple Group, Inc.	1,388	122,796
Total Consumer, Non-cyclical		12,108,662

Industrial - 10.9%
WestRock Co.	12,721	721,662
General Electric Co.	26,811	648,290
Orbital ATK, Inc.	4,711	627,317
Corning, Inc.	20,220	604,982
Republic Services, Inc. — Class A	8,692	574,194
Crown Holdings, Inc.*	9,105	543,751
Owens Corning	6,735	520,952
United Technologies Corp.	4,360	506,109
Carlisle Companies, Inc.	4,273	428,539
Eagle Materials, Inc.	3,594	383,480
Honeywell International, Inc.	2,534	359,169
Eaton Corporation plc	4,622	354,923
Jabil, Inc.	11,304	322,729
Snap-on, Inc.	1,873	279,096
Timken Co.	5,146	249,838
Total Industrial		7,125,031

Consumer, Cyclical - 10.1%
Wal-Mart Stores, Inc.	13,463	1,051,998
Southwest Airlines Co.	11,939	668,346
Lear Corp.	3,679	636,762
DR Horton, Inc.	15,314	611,488
CVS Health Corp.	6,851	557,123
Goodyear Tire & Rubber Co.	16,221	539,348
Target Corp.	7,523	443,932
PVH Corp.	3,280	413,477
Carnival Corp.	6,345	409,697
JetBlue Airways Corp.*	21,229	393,373
PACCAR, Inc.	5,153	372,768
MGM Resorts International	10,869	354,221
Lowe’s Companies, Inc.	2,062	164,836
Total Consumer, Cyclical		6,617,369

Energy - 10.1%
Chevron Corp.	14,694	1,726,544
Exxon Mobil Corp.	18,875	1,547,373
Kinder Morgan, Inc.	36,145	693,261
Marathon Oil Corp.	39,981	542,142
Hess Corp.	10,503	492,486
Valero Energy Corp.	6,256	481,274
Concho Resources, Inc.*	2,644	348,268
Diamondback Energy, Inc.*	3,347	327,872
Whiting Petroleum Corp.*	51,184	279,465
Laredo Petroleum, Inc.*	11,069	143,122
Total Energy		6,581,807

Utilities - 6.7%
Exelon Corp.	18,280	688,608
Public Service Enterprise Group, Inc.	14,367	664,474
FirstEnergy Corp.	21,412	660,132
Ameren Corp.	10,541	609,691
OGE Energy Corp.	15,287	550,791
Edison International	6,979	538,569

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
LARGE CAP VALUE FUND

	Shares	Value

UGI Corp.	11,068	$518,646
Duke Energy Corp.	2,116	177,575
Total Utilities		4,408,486

Technology - 6.3%
Intel Corp.	30,932	1,177,890
Xerox Corp.	19,021	633,209
Apple, Inc.	2,826	435,543
QUALCOMM, Inc.	8,159	422,963
Oracle Corp.	7,552	365,139
VMware, Inc. — Class A*	2,972	324,513
CSRA, Inc.	9,802	316,311
Qorvo, Inc.*	4,000	282,720
NCR Corp.*	4,081	153,119
Total Technology		4,111,407

Basic Materials - 3.8%
Nucor Corp.	9,897	554,627
DowDuPont, Inc.	7,680	531,687
Reliance Steel & Aluminum Co.	6,421	489,088
Steel Dynamics, Inc.	12,114	417,570
Cabot Corp.	5,509	307,402
Freeport-McMoRan, Inc.*	13,123	184,247
Total Basic Materials		2,484,621

Communications - 3.5%
Cisco Systems, Inc.	30,723	1,033,215
AT&T, Inc.	17,095	669,611
Time Warner, Inc.	3,495	358,063
Verizon Communications, Inc.	5,184	256,556
Total Communications		2,317,445

Diversified - 0.4%
Leucadia National Corp.	9,241	233,335

Total Common Stocks
(Cost $54,892,650)		64,990,367

MONEY MARKET FUND† - 0.7%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[1]	491,220	491,220
Total Money Market Fund
(Cost $491,220)		491,220

Total Investments - 100.0%
(Cost $55,383,870)		$65,481,587
Other Assets & Liabilities, net - 0.0%		(24,798)
Total Net Assets - 100.0%		$65,456,789

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$64,990,367	$—	$—	$64,990,367
Money Market Fund	491,220	—	—	491,220
Total Assets	$65,481,587	$—	$—	$65,481,587

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $55,398,044)	$65,481,587
Prepaid expenses	29,081
Receivables:
Dividends	53,924
Fund shares sold	6,293
Interest	241
Total assets	65,571,126

Liabilities:
Payable for:
Fund shares redeemed	43,693
Distribution and service fees	14,981
Transfer agent/maintenance fees	11,217
Professional fees	9,738
Direct shareholders expense	9,241
Management fees	8,838
Fund accounting/administration fees	4,236
Trustees’ fees*	1,009
Miscellaneous	11,384
Total liabilities	114,337
Net assets	$65,456,789

Net assets consist of:
Paid in capital	$50,348,125
Undistributed net investment income	515,155
Accumulated net realized gain on investments	4,495,792
Net unrealized appreciation on investments	10,097,717
Net assets	$65,456,789

A-Class:
Net assets	$60,156,919
Capital shares outstanding	1,280,948
Net asset value per share	$46.96
Maximum offering price per share (Net asset value divided by 95.25%)	$49.30

C-Class:
Net assets	$3,460,504
Capital shares outstanding	79,935
Net asset value per share	$43.29

P-Class:
Net assets	$158,010
Capital shares outstanding	3,368
Net asset value per share	$46.91

Institutional Class:
Net assets	$1,681,356
Capital shares outstanding	36,114
Net asset value per share	$46.56

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends	$1,296,597
Interest	5,159
Total investment income	1,301,756

Expenses:
Management fees	423,193
Distribution and service fees:
A-Class	150,217
C-Class	36,435
P-Class	366
Transfer agent/maintenance fees
A-Class	36,448
C-Class	4,051
P-Class	665
Institutional Class	264
Registration fees	57,650
Fund accounting/administration fees	52,182
Line of credit fees	13,766
Trustees’ fees*	8,923
Custodian fees	1,957
Recoupment of previously waived fees:
A-Class	6,489
C-Class	190
P-Class	7
Institutional Class	249
Miscellaneous	80,405
Total expenses	873,457
Less:
Expenses reimbursed by Adviser:
A-Class	(19,047)
C-Class	(2,714)
P-Class	(602)
Institutional Class	(189)
Expenses waived by Adviser	(64,304)
Total waived/reimbursed expenses	(86,856)
Net expenses	786,601
Net investment income	515,155

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,373,662
Net realized gain	5,373,662
Net change in unrealized appreciation (depreciation) on:
Investments	4,482,466
Net change in unrealized appreciation (depreciation)	4,482,466
Net realized and unrealized gain	9,856,128
Net increase in net assets resulting from operations	$10,371,283

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$515,155	$802,166
Net realized gain on investments	5,373,662	2,362,410
Net change in unrealized appreciation (depreciation) on investments	4,482,466	5,158,045
Net increase in net assets resulting from operations	10,371,283	8,322,621

Distributions to shareholders from:
Net investment income
A-Class	(784,293)	(433,473)
C-Class	(25,737)	(6,564)
P-Class	(1,769)	(6,451)
Institutional Class	(1,859)	(31,516)
Net realized gains
A-Class	(1,894,547)	(3,188,410)
C-Class	(126,909)	(263,930)
P-Class	(4,388)	(38,749)
Institutional Class	(2,387)	(178,457)
Total distributions to shareholders	(2,841,889)	(4,147,550)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,416,240	13,212,897
C-Class	878,834	638,542
P-Class	38,483	4,067,215
Institutional Class	2,658,884	68,775
Distributions reinvested
A-Class	2,617,497	3,509,323
C-Class	151,423	266,750
P-Class	6,157	45,199
Institutional Class	4,245	209,973
Cost of shares redeemed
A-Class	(11,197,321)	(11,004,700)
C-Class	(1,032,598)	(1,369,222)
P-Class	(25,961)	(3,997,610)
Institutional Class	(1,150,836)	(2,476,303)
Net increase (decrease) from capital share transactions	(634,953)	3,170,839
Net increase in net assets	6,894,441	7,345,910

Net assets:
Beginning of year	58,562,348	51,216,438
End of year	$65,456,789	$58,562,348
Undistributed net investment income at end of year	$515,155	$813,658

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	147,814	352,919
C-Class	21,698	17,640
P-Class	871	105,931
Institutional Class	60,669	1,722
Shares issued from reinvestment of distributions
A-Class	61,879	92,667
C-Class	3,857	7,563
P-Class	146	1,194
Institutional Class	101	5,548
Shares redeemed
A-Class	(252,786)	(280,411)
C-Class	(25,122)	(37,647)
P-Class	(586)	(104,417)
Institutional Class	(25,603)	(71,269)
Net increase (decrease) in shares	(7,062)	91,440

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$41.78	$39.11	$43.80	$38.28	$31.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.58	.36	.30	.29
Net gain (loss) on investments (realized and unrealized)	6.80	5.23	(3.36)	5.51	7.03
Total from investment operations	7.17	5.81	(3.00)	5.81	7.32
Less distributions from:
Net investment income	(.58)	(.37)	(.35)	(.29)	(.29)
Net realized gains	(1.41)	(2.77)	(1.34)	—	—
Total distributions	(1.99)	(3.14)	(1.69)	(.29)	(.29)
Net asset value, end of period	$46.96	$41.78	$39.11	$43.80	$38.28

Total Return[b]	17.68%	15.69%	(7.19%)	15.25%	23.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,157	$55,325	$45,318	$60,281	$47,307
Ratios to average net assets:
Net investment income (loss)	0.83%	1.48%	0.85%	0.72%	0.82%
Total expenses[d]	1.30%	1.34%	1.35%	1.48%	1.48%
Net expenses[c,e]	1.17%[h]	1.17%[h]	1.16%[h]	1.17%[h]	1.15%
Portfolio turnover rate	40%	56%	60%	40%	43%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$38.68	$36.38	$40.91	$35.86	$29.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.27	.04	(.02)	.02
Net gain (loss) on investments (realized and unrealized)	6.28	4.87	(3.13)	5.16	6.62
Total from investment operations	6.31	5.14	(3.09)	5.14	6.64
Less distributions from:
Net investment income	(.29)	(.07)	(.10)	(.09)	(.08)
Net realized gains	(1.41)	(2.77)	(1.34)	—	—
Total distributions	(1.70)	(2.84)	(1.44)	(.09)	(.08)
Net asset value, end of period	$43.29	$38.68	$36.38	$40.91	$35.86

Total Return[b]	16.74%	14.87%	(7.89%)	14.35%	22.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,461	$3,075	$3,345	$3,963	$3,494
Ratios to average net assets:
Net investment income (loss)	0.08%	0.75%	0.10%	(0.04%)	0.08%
Total expenses[d]	2.09%	2.18%	2.16%	2.33%	2.47%
Net expenses[c,e]	1.92%[h]	1.92%[h]	1.91%[h]	1.92%[h]	1.90%
Portfolio turnover rate	40%	56%	60%	40%	43%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$41.74	$39.13	$43.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	1.40	.22
Net gain (loss) on investments (realized and unrealized)	6.78	4.44	(4.73)
Total from investment operations	7.15	5.84	(4.51)
Less distributions from:
Net investment income	(.57)	(.46)	—
Net realized gains	(1.41)	(2.77)	—
Total distributions	(1.98)	(3.23)	—
Net asset value, end of period	$46.91	$41.74	$39.13

Total Return[b]	17.63%	15.83%	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158	$123	$9
Ratios to average net assets:
Net investment income (loss)	0.83%	3.61%	1.21%
Total expenses[d]	1.69%	1.41%	3.29%
Net expenses[c,e,h]	1.17%	1.17%	1.16%
Portfolio turnover rate	40%	56%	60%

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[g]
Per Share Data
Net asset value, beginning of period	$41.84	$39.17	$43.87	$38.32	$36.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.83	.47	.40	.13
Net gain (loss) on investments (realized and unrealized)	6.72	5.10	(3.37)	5.51	1.35
Total from investment operations	7.23	5.93	(2.90)	5.91	1.48
Less distributions from:
Net investment income	(1.10)	(.49)	(.46)	(.36)	—
Net realized gains	(1.41)	(2.77)	(1.34)	—	—
Total distributions	(2.50)	(3.26)	(1.80)	(.36)	—
Net asset value, end of period	$46.56	$41.84	$39.17	$43.87	$38.32

Total Return[b]	17.96%	15.98%	(6.97%)	15.52%	4.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,681	$40	$2,544	$3,339	$2,831
Ratios to average net assets:
Net investment income (loss)	1.13%	2.13%	1.09%	0.96%	1.12%
Total expenses[d]	1.07%	1.04%	0.98%	1.08%	1.12%
Net expenses[c,e]	0.92%[h]	0.92%[h]	0.91%[h]	0.92%[h]	0.89%
Portfolio turnover rate	40%	56%	60%	40%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.01% for A-Class, 0.01% for C-Class, 0.00% for P-Class, and 0.02% for Institutional Class.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: June 7, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years presented would be:

	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	—
Institutional Class	0.90%	0.90%	0.90%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders:

Guggenheim Market Neutral Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager, Thomas Youn, CFA, Managing Director and Portfolio Manager; and Gary McDaniel, CFA, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the abbreviated fiscal year ended September 30, 2017.

For the fiscal ended September 30, 2017, Guggenheim Market Neutral Real Estate Fund returned 8.38%1, compared with the 0.66% return of its benchmark, the Bank of American Merrill Lynch 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund seeks to generate high risk-adjusted absolute returns with minimal market exposure and minimal correlation with other major asset classes. The Fund primarily utilizes a pair-trading strategy to exploit relative value opportunities among publicly traded real estate equities. The portfolio will typically maintain long exposure of 90-100% of net assets and short exposure of 90-100% of net assets under normal conditions, with minimal net market exposure.

The strategy utilizes a relative value framework that is specialized for the real estate sector. Top-down views on the private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

During the fiscal year, REITs traded sideways in a relatively tight range despite the improvement in investor sentiment and the broad rally in risk assets. The FNRE Index delivered a total return of 0.73% compared to 18.6% for the S&P 500 Index. In contrast to the broader market, which enjoyed accelerating earnings growth, CRE fundamentals and REIT earnings growth continued to moderate over the course of the year and weighed on the industry’s returns.

The best-performing sectors during the fiscal year were hotels (22.43%), industrial (18.14%) and manufactured housing (14.66%). Hotels benefitted from optimism over fiscal stimulus and the potential for demand acceleration. The industrial and manufactured housing sectors simply benefitted by continued strength in fundamentals with little sign of moderation. The worst-performing sectors were shopping centers (-22.43%), shopping malls (-21.95%) and net lease (-12.53%). All three sectors were materially impacted by the disruption of e-commerce on traditional brick-and-mortar retail in the form of elevated store closures and tenant bankruptcies.

CRE fundamentals remain healthy at fiscal year-end although there are rising pockets of concern. As the market approaches the latter innings of the CRE cycle, new supply is becoming a headwind for an increasing number of property types and geographies. Property occupancy rates are at cyclical high levels, making further gains increasingly difficult to achieve. Valuations have surpassed prior peak levels with multiples at cyclical highs. Rental rate growth continues to moderate across most property types. Capital markets conditions at period end remained robust, with ample equity and debt capital earmarked for CRE, both domestically and from overseas although both debt and equity providers have become slightly more cautious in recent quarters.

Performance Review

The Fund significantly outperformed its benchmark for the fiscal year ended September 30, 2017. Since inception (February 26, 2016), the Fund has outperformed the benchmark index, with a return of 3.72% compared with 0.55% for the benchmark. The Fund generated broad-based positive attribution across most subsectors. Strong stock selection along with favorable sector allocation biases supported returns. The leading contributor were long positions in two prison REITs that gained 87% and contributed 1.68% to the Fund’s returns. Strong stock selection within residential, net lease, office, and mortgage sectors made significant contributions to performance, while positive net sector tilts in industrial, cell tower, gaming, and timber sectors also made positive contributions. Poor stock selection within the regional mall, healthcare, and storage sectors were the primary negative performance contributors.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2017

Strategy

The Fund maintained 87.66% long exposure and 87.50% short exposure resulting in minimal exposure to equity REITs or the broad market during the year. Current exposure levels are higher with both long and short exposure levels in the low-90% range. Portfolio construction remains defensively positioned against moderating CRE fundamentals. Key sector overweights at period end include data center, manufactured housing, industrial, wireless tower, and timber REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights are real estate brokerage, specialty, net-lease and lodging REITs.

Outlook

The Fund remains defensively positioned against a continued trend of moderating fundamental. Simply put, we are entering the latter innings of this real estate cycle with fundamentals at or near cyclical highs across most metrics. As was the case in 2017, property values will likely continue to grind modestly higher due to underlying property cash flow growth while multiple expansion will prove difficult given the threat of rising interest rates and slowing cash flow growth. Despite the moderation in CRE fundamentals, REITs will likely continue to deliver solid earnings and dividend growth over the coming year, an attractive dividend yield relative to other asset classes, and potential inflation protection through underlying rent growth.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
Equity Residential	3.6%
Rexford Industrial Realty, Inc.	3.5%
RLJ Lodging Trust	3.3%
Starwood Waypoint Homes	3.2%
EastGroup Properties, Inc.	3.2%
Alexandria Real Estate Equities, Inc.	3.2%
Prologis, Inc.	3.2%
Crown Castle International Corp.	3.1%
Gramercy Property Trust	3.1%
Equinix, Inc.	3.0%
Top Ten Total	32.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	Since Inception (02/26/16)
A-Class Shares	8.38%	3.72%
A-Class Shares with sales charge‡	3.23%	0.60%
C-Class Shares	7.56%	2.96%
C-Class Shares with CDSC§	6.56%	2.96%
P-Class Shares	8.34%	3.70%
Institutional Class Shares	8.62%	3.97%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.55%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	September 30, 2017
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 91.4%

REITs - 85.0%
REITs-Diversified - 18.2%
Crown Castle International Corp.	1,715	$171,466
Equinix, Inc.[1]	381	170,040
American Tower Corp. — Class A	1,234	168,663
Gaming and Leisure Properties, Inc.	4,538	167,407
Weyerhaeuser Co.	3,506	119,309
Rayonier, Inc.	3,941	113,855
Cousins Properties, Inc.	12,125	113,248
Total REITs-Diversified		1,023,988

REITs-Warehouse/Industries - 16.0%
Rexford Industrial Realty, Inc.	6,804	194,731
EastGroup Properties, Inc.	2,044	180,117
Prologis, Inc.	2,795	177,371
Gramercy Property Trust	5,629	170,277
CyrusOne, Inc.	2,821	166,242
Total REITs-Warehouse/Industries		888,738

REITs-Health Care - 8.5%
Sabra Health Care REIT, Inc.	7,610	166,963
Healthcare Trust of America, Inc. — Class A	5,378	160,264
Physicians Realty Trust	8,213	145,616
Total REITs-Health Care		472,843

REITs-Apartments - 6.9%
Equity Residential[1]	3,004	198,055
Starwood Waypoint Homes	4,978	181,050
Total REITs-Apartments		379,105

REITs-Hotels - 6.3%
RLJ Lodging Trust	8,410	185,020
MGM Growth Properties LLC — Class A	5,519	166,729
Total REITs-Hotels		351,749

REITs-Office Property - 6.1%
Alexandria Real Estate Equities, Inc.	1,492	177,503
Tier REIT, Inc.	8,353	161,213
Total REITs-Office Property		338,716

REITs-Storage - 5.5%
Jernigan Capital, Inc.	7,644	157,084
National Storage Affiliates Trust	5,664	137,295
Total REITs-Storage		294,379

REITs-Manufactured Homes - 5.2%
Sun Communities, Inc.	1,858	159,193
Equity LifeStyle Properties, Inc.	1,532	130,343
Total REITs-Manufactured Homes		289,536

REITs-Shopping Centers - 5.0%
Federal Realty Investment Trust[1]	1,140	141,599
Regency Centers Corp.	2,271	140,893
Total REITs-Shopping Centers		282,492

REITs-Mortgage - 3.0%
Blackstone Mortgage Trust, Inc. — Class A	5,452	169,121

REITs-Single Tenant - 2.7%
Spirit Realty Capital, Inc.	17,656	151,312

REITs-Regional Malls - 1.8%
GGP, Inc.	4,815	100,008
Total REITs		4,741,987

Lodging - 6.4%
Casino Hotels - 4.4%
Caesars Entertainment Corp.*	9,864	131,684
Boyd Gaming Corp.	4,341	113,083
Total Casino Hotels		244,767

Hotels & Motels - 2.0%
Extended Stay America, Inc.	5,571	111,420
Total Lodging		356,187

Total Common Stocks
(Cost $4,684,124)		5,098,174

MONEY MARKET FUND† - 7.8%
Goldman Sachs Financial Square Treasury Instruments Fund 0.86%[2]	435,429	435,429
Total Money Market Fund
(Cost $435,429)		435,429

Total Investments - 99.2%
(Cost $5,119,553)		$5,533,603
Other Assets & Liabilities, net - 0.8%		37,080
Total Net Assets - 100.0%		$5,570,683

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Value	Unrealized Loss
OTC Equity Swap Agreements Sold Short††
Morgan Stanley	Market Neutral Real Estate Portfolio Short Custom Basket Swap[3]	(0.81%)	At Maturity	07/22/19	$5,144,036	$(41,815)

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Unrealized Gain

CUSTOM BASKET OF SHORT SECURITIES[3]
Colony NorthStar, Inc. — Class A	(11,441)	$21,521
GEO Group, Inc.	(2,774)	8,610
Omega Healthcare Investors, Inc.	(4,979)	7,480
CoreCivic, Inc.	(2,977)	6,323
Macerich Co.	(1,494)	5,455
iShares U.S. Real Estate ETF	(13,649)	5,220
CBL & Associates Properties, Inc.	(9,056)	4,829
Piedmont Office Realty Trust, Inc. — Class A	(7,838)	4,701
Apartment Investment & Management Co. — Class A	(4,901)	4,685
Jones Lang LaSalle, Inc.	(855)	4,366
LaSalle Hotel Properties	(5,814)	3,341
VEREIT, Inc.	(16,602)	2,322
Essex Property Trust, Inc.	(659)	2,261
Liberty Property Trust	(3,960)	1,968

		Unrealized Gain (Loss)

CareTrust REIT, Inc.	(8,801)	1,848
CBRE Group, Inc. — Class A*	(2,869)	1,038
Lexington Realty Trust	(15,973)	(189)
Brixmor Property Group, Inc.	(6,885)	(275)
SL Green Realty Corp.	(1,591)	(310)
Weingarten Realty Investors	(4,278)	(1,616)
Senior Housing Properties Trust	(8,289)	(1,786)
PS Business Parks, Inc.	(867)	(3,534)
National Retail Properties, Inc.	(3,416)	(4,690)
Public Storage	(811)	(4,872)
Chatham Lodging Trust	(8,472)	(9,552)
Wynn Resorts Ltd.	(784)	(13,265)
Chesapeake Lodging Trust	(6,240)	(13,395)
Life Storage, Inc.	(2,342)	(16,584)
iShares U.S. Home Construction ETF	(5,023)	(16,661)
Total Custom Basket of Short Securities		(762)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity swap collateral at September 30, 2017.
[2]	Rate indicated is the 7 day yield as of September 30, 2017.
[3]	Total return is based on the return of the custom basket of short securities +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2017.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,098,174	$—	$—	$—	$5,098,174
Money Market Fund	435,429	—	—	—	435,429
Total Assets	$5,533,603	$—	$—	$—	$5,533,603

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Swap Agreements	$—	$—	$41,815	$—	$41,815

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $5,119,553)	$5,533,603
Cash	1,962
Prepaid expenses	33,034
Receivables:
Dividends	28,208
Investment Advisor	17,805
Swap settlement	8,175
Interest	426
Total assets	5,623,213

Liabilities:
Unrealized depreciation on swap agreements	41,815
Payable for:
Transfer agent/maintenance fees	4,502
Professional fees	3,834
Direct shareholders expense	1,452
Distribution and service fees	201
Miscellaneous	726
Total liabilities	52,530
Net assets	$5,570,683

Net assets consist of:
Paid in capital	$4,904,716
Undistributed net investment income	—
Accumulated net realized gain on investments	293,732
Net unrealized appreciation on investments	372,235
Net assets	$5,570,683

A-Class:
Net assets	$108,830
Capital shares outstanding	4,112
Net asset value per share	$26.47
Maximum offering price per share (Net asset value divided by 95.25%)	$27.79

C-Class:
Net assets	$142,802
Capital shares outstanding	5,459
Net asset value per share	$26.16

P-Class:
Net assets	$324,293
Capital shares outstanding	12,249
Net asset value per share	$26.48

Institutional Class:
Net assets	$4,994,758
Capital shares outstanding	188,000
Net asset value per share	$26.57

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends	$99,652
Interest	3,831
Total investment income	103,483

Expenses:
Management fees	57,930
Distribution and service fees:
A-Class	264
C-Class	1,337
P-Class	415
Recoupment of previously waived fees:
A-Class	235
C-Class	297
P-Class	263
Institutional Class	9,027
Transfer agent/maintenance fees:
A-Class	371
C-Class	458
P-Class	657
Institutional Class	13,724
Registration fees	79,291
Professional fees	29,782
Fund accounting/administration fees	24,999
Trustees’ fees*	5,260
Custodian fees	1,757
Line of credit fees	1,269
Miscellaneous	14,030
Total expenses	241,366
Less:
Expenses reimbursed by Adviser:
A-Class	(2,374)
C-Class	(3,075)
P-Class	(4,122)
Institutional Class	(103,627)
Expenses waived by Adviser	(52,175)
Total waived/reimbursed expenses	(165,373)
Net expenses	75,993
Net investment income	27,490

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	306,237
Swap agreements	(282,050)
Net realized gain	24,187
Net change in unrealized appreciation (depreciation) on:
Investments	142,862
Swap agreements	223,020
Net change in unrealized appreciation (depreciation)	365,882
Net realized and unrealized gain	390,069
Net increase in net assets resulting from operations	$417,559

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,490	$54,619
Net realized gain (loss) on investments	24,187	(163,479)
Net change in unrealized appreciation (depreciation) on investments	365,882	6,353
Net increase (decrease) in net assets resulting from operations	417,559	(102,507)

Capital share transactions:
Proceeds from sale of shares
A-Class	784	102,011
C-Class	36,949	100,000
P-Class	193,721	125,772
Institutional Class	—	4,700,000
Cost of shares redeemed
A-Class	—	—
C-Class	—	—
P-Class	(3,606)	—
Institutional Class	—	—
Net increase from capital share transactions	227,848	5,027,783
Net increase in net assets	652,764	4,925,276

Net assets:
Beginning of period	4,925,276	—
End of period	$5,570,683	$4,925,276
Undistributed net investment income at end of period	$—	$264,835

Capital share activity:
Shares sold
A-Class	30	4,082
C-Class	1,459	4,000
P-Class	7,329	5,059
Institutional Class	—	188,000
Shares redeemed
P-Class	(139)	—
Net increase in shares	8,679	201,141

[a]	Since commencement of operations: February 26, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.24
Net gain (loss) on investments (realized and unrealized)	1.94	(.79)
Total from investment operations	2.02	(.55)
Net asset value, end of period	$26.47	$24.45

Total Return[e]	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109	$100
Ratios to average net assets:
Net investment income (loss)	0.31%	1.66%
Total expenses	4.88%	3.74%
Net expenses[c,d,f]	1.65%	1.64%
Portfolio turnover rate	145%	135%

C-Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$24.35	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	1.92	(.77)
Total from investment operations	1.81	(.65)
Net asset value, end of period	$26.16	$24.35

Total Return[e]	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143	$97
Ratios to average net assets:
Net investment income (loss)	(0.52%)	0.93%
Total expenses	5.70%	4.47%
Net expenses[c,d,f]	2.40%	2.38%
Portfolio turnover rate	145%	135%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.26
Net gain (loss) on investments (realized and unrealized)	1.87	(.81)
Total from investment operations	2.03	(.55)
Net asset value, end of period	$26.48	$24.45

Total Return[e]	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$324	$124
Ratios to average net assets:
Net investment income (loss)	0.52%	1.64%
Total expenses	5.18%	3.65%
Net expenses[c,d,f]	1.65%	1.66%
Portfolio turnover rate	145%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.28
Net gain (loss) on investments (realized and unrealized)	1.94	(.79)
Total from investment operations	2.08	(.51)
Net asset value, end of period	$26.57	$24.49

Total Return[e]	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	0.55%	1.92%
Total expenses	4.52%	3.41%
Net expenses[c,d,f]	1.40%	1.39%
Portfolio turnover rate	145%	135%

[a]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.22% for A-Class, 0.22% for C-Class, 0.16% for P-Class, and 0.18% for Institutional Class.

[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]
Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/17	09/30/16
A-Class	1.63%	1.63%
C-Class	2.37%	2.37%
P-Class	1.63%	1.65%
Institutional Class	1.38%	1.38%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders:

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager; Thomas Youn, CFA, Managing Director and Portfolio Manager; and Gary McDaniel, CFA, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2017.

For the fiscal year ended September 30, 2017, Guggenheim Risk Managed Real Estate Fund returned 7.54%1, compared with the 0.63% return of its benchmark, the FTSE NAREIT Equity REITs Index.

Investment Approach

Our investment framework follows a differentiated approach to REIT investing that seeks to both outperform the REIT index and to actively mitigate volatility and drawdown risk. To accomplish this, the strategy combines a traditional long-only REIT strategy, a market-neutral long/short REIT strategy and a framework for actively modulating the Fund’s overall market exposure. The Fund will typically maintain an average market exposure, or beta to the REIT index, of approximately 0.90 by targeting an average long-only sleeve allocation of 90% and long/short sleeve allocation of 40%. The targeted sleeve weights are adjusted on a monthly basis to effectively modulate the Fund’s overall market exposure as warranted by market conditions.

The underlying long-only and long/short sleeves are managed independently within the Fund using a fundamental, relative value framework that is specialized for the real estate sector. Top-down views on the private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

During the fiscal year, REITs traded sideways in a relatively tight range despite the improvement in investor sentiment and the broad rally in risk assets. The FNRE Index delivered a total return of 0.73% compared to 18.6% for the S&P 500 Index. In contrast to the broader market, which enjoyed accelerating earnings growth, CRE fundamentals and REIT earnings growth continued to moderate over the course of the year and weighed on the industry’s returns.

The best-performing sectors during the fiscal year were hotels (22.43%), industrial (18.14%) and manufactured housing (14.66%). Hotels benefitted from optimism over fiscal stimulus and the potential for demand acceleration. The industrial and manufactured housing sectors simply benefitted by continued strength in fundamentals with little sign of moderation. The worst-performing sectors were shopping centers (-22.43%), shopping malls (-21.95%) and net lease (-12.53%). All three sectors were materially impacted by the disruption of e-commerce on traditional brick-and-mortar retail in the form of elevated store closures and tenant bankruptcies.

CRE fundamentals remain healthy at fiscal year-end although there are rising pockets of concern. As the market approaches the latter innings of the CRE cycle, new supply is becoming a headwind for an increasing number of property types and geographies. Property occupancy rates are at cyclical high levels, making further gains increasingly difficult to achieve. Valuations have surpassed prior peak levels with multiples at cyclical highs. Rental rate growth continues to moderate across most property types. Capital markets conditions at period end remained robust, with ample equity and debt capital earmarked for CRE, both domestically and from overseas although both debt and equity providers have become slightly more cautious in recent quarters.

Performance Review

The Fund significantly outperformed its benchmark for the fiscal year ended September 30, 2017 by 6.91%, with a return of 7.54% compared to 0.63% for the benchmark. Inception-to-date, the Fund has outperformed the benchmark index by 2.21% annually, net of fees, with an annualized gain of 11.93% compared to 9.72% for the index. Consistent with the Fund’s objective, the Fund has also managed risk with a 24.5% reduction in annualized daily volatility during the fiscal year.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2017

The Fund’s outperformance was primarily driven by strong performance of both underlying sleeves. The Fund’s maintained an average long-only sleeve weight of 86% and a long/short sleeve weight of 45% during the fiscal year. The less-than-full market exposure level had a negligible contribution to performance given that the benchmark index was relatively flat, gaining +0.73% during the year. The long-only sleeve outperformed the benchmark index significantly, resulting in a +4.28% contribution to the Fund’s outperformance. Finally, the long/short sleeve also generated strong returns, gaining +9.26% (absolute return) during the year and contributing +4.17% to the Fund’s outperformance.

Strategy

The Fund finished the year with a market exposure level in the high-80% range, which is slightly defensive for the strategy. Portfolio construction at the underlying sleeve level for the long-only and long/short strategies have remained defensively positioned against moderating CRE fundamentals since late 2015. Key sector overweights at period end include wireless tower, manufactured housing, gaming, industrial and data center REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights are specialty, healthcare, apartment, and retail REITs. The sector underweights largely reflect our concerns over the headwinds caused by elevated levels of new construction and the continuing headwinds faced by the retail industry from e-commerce.

Outlook

The overall Fund’s market exposure and the underlying positioning within the underlying sleeves remain defensively positioned against a continued trend of moderating fundamental. Simply put, we are entering the latter innings of this real estate cycle with fundamentals at or near cyclical highs across most metrics. As was the case in 2017, property values will likely continue to grind modestly higher due to underlying property cash flow growth while multiple expansion will prove difficult given the threat of rising interest rates and slowing cash flow growth. Despite the moderation in CRE fundamentals, REITs will likely continue to deliver solid earnings and dividend growth over the coming year, an attractive dividend yield relative to other asset classes, and potential inflation protection through underlying rent growth.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Prologis, Inc.	5.2%
Simon Property Group, Inc.	5.1%
Equinix, Inc.	5.0%
Equity Residential	3.1%
AvalonBay Communities, Inc.	2.5%
Gaming and Leisure Properties, Inc.	2.5%
Alexandria Real Estate Equities, Inc.	2.4%
Sun Communities, Inc.	2.4%
Digital Realty Trust, Inc.	2.3%
Welltower, Inc.	2.2%
Top Ten Total	32.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	Since Inception (03/28/14)
A-Class Shares	7.54%	11.93%
A-Class Shares with sales charge‡	2.43%	10.39%
C-Class Shares	6.71%	11.08%
C-Class Shares with CDSC§	5.71%	11.08%
Institutional Class Shares	7.87%	12.26%
FTSE NAREIT Equity REITs Index	0.63%	9.72%
	1 Year	Since Inception (05/01/15)
P-Class Shares	7.53%	7.48%
FTSE NAREIT Equity REITs Index	0.63%	6.46%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2017
RISK MANAGED REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 96.1%

REITs - 92.6%
REITs-Diversified - 18.1%
Equinix, Inc.	14,304	$6,383,874
Gaming and Leisure Properties, Inc.	86,221	3,180,693
Digital Realty Trust, Inc.	25,099	2,969,965
American Tower Corp. — Class A1	15,535	2,123,324
Crown Castle International Corp.	19,518	1,951,410
Cousins Properties, Inc.	197,829	1,847,723
Vornado Realty Trust	18,534	1,424,894
Duke Realty Corp.	47,802	1,377,654
Weyerhaeuser Co.	29,074	989,388
Rayonier, Inc.	32,353	934,678
Total REITs-Diversified		23,183,603

REITs-Warehouse/Industries - 12.8%
Prologis, Inc.	106,144	6,735,897
Gramercy Property Trust	90,582	2,740,106
CyrusOne, Inc.	40,176	2,367,572
Rexford Industrial Realty, Inc.	82,525	2,361,866
EastGroup Properties, Inc.	25,653	2,260,542
Total REITs-Warehouse/Industries		16,465,983

REITs-Apartments - 12.4%
Equity Residential	60,210	3,969,645
AvalonBay Communities, Inc.[1]	17,965	3,205,315
Starwood Waypoint Homes	63,318	2,302,876
Essex Property Trust, Inc[1]	8,546	2,170,940
Mid-America Apartment Communities, Inc.	16,379	1,750,588
Invitation Homes, Inc.	61,846	1,400,812
Camden Property Trust[1]	11,781	1,077,372
Total REITs-Apartments		15,877,548

REITs-Health Care - 10.1%
Welltower, Inc.	39,992	2,810,638
Healthcare Trust of America, Inc. — Class A	92,751	2,763,980
Ventas, Inc.	37,715	2,456,378
Physicians Realty Trust	132,891	2,356,157
Sabra Health Care REIT, Inc.	78,412	1,720,359
HCP, Inc.	32,316	899,354
Total REITs-Health Care		13,006,866

REITs-Office Property - 9.5%
Alexandria Real Estate Equities, Inc.[1]	26,069	3,101,429
Boston Properties, Inc.[1]	17,860	2,194,637
Tier REIT, Inc.	88,167	1,701,623
Highwoods Properties, Inc.	32,534	1,694,696
Douglas Emmett, Inc.	26,438	1,042,186
SL Green Realty Corp.	10,175	1,030,931
Kilroy Realty Corp.	12,381	880,537
Hudson Pacific Properties, Inc.	20,091	673,651
Total REITs-Office Property		12,319,690

REITs-Regional Malls - 6.7%
Simon Property Group, Inc.	40,635	6,542,640
GGP, Inc.	93,263	1,937,073
Total REITs-Regional Malls		8,479,713

REITs-Storage - 6.2%
Public Storage	13,737	2,939,581
Iron Mountain, Inc.	39,271	1,527,642
Jernigan Capital, Inc.	71,387	1,467,003
National Storage Affiliates Trust	55,781	1,352,131
Extra Space Storage, Inc.	8,528	681,558
Total REITs-Storage		7,967,915

REITs-Shopping Centers - 5.2%
Regency Centers Corp.	44,883	2,784,541
Federal Realty Investment Trust[1]	22,046	2,738,334
Retail Opportunity Investments Corp.	59,557	1,132,179
Total REITs-Shopping Centers		6,655,054

REITs-Manufactured Homes - 4.3%
Sun Communities, Inc.	35,640	3,053,635
Equity LifeStyle Properties, Inc.[1]	28,744	2,445,540
Total REITs-Manufactured Homes		5,499,175

REITs-Single Tenant - 3.2%
Realty Income Corp.	40,480	2,315,051
Spirit Realty Capital, Inc.	211,695	1,814,226
Total REITs-Single Tenant		4,129,277

REITs-Hotels - 3.1%
MGM Growth Properties LLC — Class A	71,539	2,161,193
Host Hotels & Resorts, Inc.	38,586	713,455
Apple Hospitality REIT, Inc.	27,625	522,389
RLJ Lodging Trust	23,217	510,774
Total REITs-Hotels		3,907,811

REITs-Mortgage - 1.0%
Blackstone Mortgage Trust, Inc. — Class A	43,299	1,343,135
Total REITS		117,451,437

Lodging - 3.5%
Casino Hotels - 2.2%
Caesars Entertainment Corp.*	126,932	1,694,542
Boyd Gaming Corp.	44,611	1,162,117
Total Casino Hotels		2,856,659

Hotels & Motels - 1.3%
Extended Stay America, Inc.	88,113	1,762,260
Total Lodging		4,618,919

Total Common Stocks
(Cost $116,006,979)		123,454,689

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
RISK MANAGED REAL ESTATE FUND

	Shares	Value

MONEY MARKET FUND† - 5.4%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[2]	6,884,509	$6,884,509
Total Money Market Fund
(Cost $6,884,509)		6,884,509
Total Investments - 100.4%
(Cost $122,891,488)		130,339,198

COMMON STOCKS SOLD SHORT† - (8.4)%

Lodging - (0.2)%
Casino Hotels - (0.2)%
Wynn Resorts Ltd.	(2,151)	(320,327)

Real Estate - (0.5)%
Real Estate Management/Services - (0.5)%
Jones Lang LaSalle, Inc.	(2,332)	(288,002)
CBRE Group, Inc. — Class A*	(7,899)	(299,214)
Total Real Estate Management/Services		(587,216)
Total Real Estate		(587,216)

REITs - (7.7)%
REITs-Single Tenant - (0.3)%
National Retail Properties, Inc.	(9,418)	(392,354)

REITs-Regional Malls - (0.4)%
CBL & Associates Properties, Inc.	(24,711)	(207,325)
Macerich Co.	(4,127)	(226,861)
Total REITs-Regional Malls		(434,186)

REITs-Warehouse/Industries - (0.3)%
Liberty Property Trust	(10,932)	(448,868)

REITs-Storage - (0.8)%
Public Storage	(2,240)	(479,338)
Life Storage, Inc.	(6,479)	(530,047)
Total REITs-Storage		(1,009,385)

REITs-Apartments - (0.5)%
Essex Property Trust, Inc.	(1,812)	(460,302)
Apartment Investment & Management Co. — Class A	(13,509)	(592,505)
Total REITs-Apartments		(1,052,807)

REITs-Shopping Centers - (0.6)%
Brixmor Property Group, Inc.	(18,940)	(356,072)
Weingarten Realty Investors	(11,742)	(372,691)
Total REITs-Shopping Centers		(728,763)

REITs-Office Property - (0.9)%
VEREIT, Inc.	(45,928)	(380,743)
Piedmont Office Realty Trust, Inc. — Class A	(21,617)	(435,799)
SL Green Realty Corp.	(4,389)	(444,693)
Total REITs-Office Property		(1,261,235)

REITs-Health Care - (1.0)%
Omega Healthcare Investors, Inc.	(13,758)	(439,018)
Senior Housing Properties Trust	(22,886)	(447,421)
CareTrust REIT, Inc.	(24,434)	(465,223)
Total REITs-Health Care		(1,351,662)

REITs-Hotels - (1.2)%
Chesapeake Lodging Trust	(16,998)	(458,436)
LaSalle Hotel Properties	(15,901)	(461,447)
Chatham Lodging Trust	(23,218)	(495,008)
Total REITs-Hotels		(1,414,891)

REITs-Diversified - (1.3)%
GEO Group, Inc.	(7,591)	(204,198)
CoreCivic, Inc.	(8,163)	(218,524)
PS Business Parks, Inc.	(2,411)	(321,869)
Colony NorthStar, Inc. — Class A	(31,433)	(394,798)
Lexington Realty Trust	(43,837)	(448,014)
Total REITs-Diversified		(1,587,403)
Total REITS		(8,297,221)
Total Common Stocks
(Cost $10,675,766)		(10,589,097)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (2.7)%
iShares U.S. Home Construction ETF	13,737	(501,950)
iShares U.S. Real Estate ETF	37,706	(3,011,955)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,466,856)		(3,513,905)
Total Securities Sold Short - (11.1)%
(Proceeds $14,142,622)		$(14,103,002)
Other Assets & Liabilities, net - 9.6%		12,285,078
Total Net Assets - 100.0%		$128,521,274

Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Value	Unrealized Gain (Loss)
OTC Equity Swap Agreements Sold Short††
Morgan Stanley	Risk Managed Real Estate Portfolio Short Custom Basket Swap[3]	(0.81%)	At Maturity	06/12/19	$35,814,028	$(219,626)
OTC Equity Swap Agreements††
Morgan Stanley	Risk Managed Real Estate Portfolio Long Custom Basket Swap[4]	1.56%	At Maturity	06/12/19	35,979,424	735,430

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
RISK MANAGED REAL ESTATE FUND

	Shares	Unrealized Gain (Loss)

CUSTOM BASKET OF LONG SECURITIES[3]
Prologis, Inc.	19,709	$118,684
Tier REIT, Inc.	58,690	112,098
Spirit Realty Capital, Inc.	125,278	108,580
RLJ Lodging Trust	58,693	78,232
Starwood Waypoint Homes	35,238	68,866
Caesars Entertainment Corp.*	69,635	66,964
American Tower Corp. — Class A	8,702	63,773
MGM Growth Properties LLC — Class A	38,506	61,610
Equinix, Inc.	2,701	50,316
National Storage Affiliates Trust	39,637	49,155
Extended Stay America, Inc.	38,685	37,815
Rexford Industrial Realty, Inc.	48,811	36,120
EastGroup Properties, Inc.	14,400	34,332
CyrusOne, Inc.	19,721	28,490
Boyd Gaming Corp.	30,998	27,312
Cousins Properties, Inc.	84,931	24,299
Gaming and Leisure Properties, Inc.	31,581	20,843
Weyerhaeuser Co.	24,541	13,243
Alexandria Real Estate Equities, Inc.	10,504	3,785
Equity LifeStyle Properties, Inc.	10,777	1,610
Rayonier, Inc.	27,461	1,030
Blackstone Mortgage Trust, Inc. — Class A	37,712	(3,851)
Gramercy Property Trust	39,495	(16,967)
Equity Residential	21,147	(20,960)
Regency Centers Corp.	15,891	(21,448)
Federal Realty Investment Trust	7,976	(21,667)
Crown Castle International Corp.	12,078	(24,298)
Sabra Health Care REIT, Inc.	52,680	(25,041)
Sun Communities, Inc.	13,107	(38,214)
Healthcare Trust of America, Inc. — Class A	37,802	(76,426)
Jernigan Capital, Inc.	52,466	(96,519)
GGP, Inc.	34,047	(109,813)
Physicians Realty Trust	57,370	(190,756)
Total Custom Basket of Long Securities		361,196
CUSTOM BASKET OF SHORT SECURITIES[4]
Colony NorthStar, Inc. — Class A	(79,462)	152,209
Senior Housing Properties Trust	(57,857)	105,868
GEO Group, Inc.	(19,189)	104,265
CoreCivic, Inc.	(20,635)	76,135
Piedmont Office Realty Trust, Inc. — Class A	(54,648)	63,152
iShares U.S. Real Estate ETF	(95,322)	59,945
LaSalle Hotel Properties	(40,196)	58,022
Macerich Co.	(10,432)	45,280
SL Green Realty Corp.	(11,094)	44,025
Apartment Investment & Management Co. — Class A	(34,151)	36,084
Jones Lang LaSalle, Inc.	(5,894)	32,444
Liberty Property Trust	(27,636)	30,900
Omega Healthcare Investors, Inc.	(34,780)	26,316
Brixmor Property Group, Inc.	(47,880)	17,512
Essex Property Trust, Inc.	(4,580)	15,853
CareTrust REIT, Inc.	(61,769)	12,808
CBRE Group, Inc. — Class A*	(19,969)	7,848
CBL & Associates Properties, Inc.	(62,470)	4,740
VEREIT, Inc.	(116,108)	4,242
Lexington Realty Trust	(110,821)	(2,626)
Weingarten Realty Investors	(29,684)	(3,775)
PS Business Parks, Inc.	(6,095)	(12,815)
Public Storage	(5,661)	(29,318)
Chatham Lodging Trust	(58,695)	(66,298)
National Retail Properties, Inc.	(23,808)	(76,186)
Wynn Resorts Ltd.	(5,437)	(101,509)
Chesapeake Lodging Trust	(42,970)	(112,267)
iShares U.S. Home Construction ETF	(34,726)	(115,183)
Life Storage, Inc.	(16,377)	(121,032)
Total Custom Basket of Short Securities		256,639

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2017.
[2]	Rate indicated is the 7 day yield as of September 30, 2017.
[3]	Total Return is based on the return of the custom basket of long securities +/ - financing at a variable rate. Rate indicated is rate effective at September 30, 2017.
[4]	Total Return is based on the return of the custom basket of short securities +/ - financing at a variable rate. Rate indicated is rate effective at September 30, 2017.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
RISK MANAGED REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$123,454,689	$—	$—	$—	$123,454,689
Money Market Fund	6,884,509	—	—	—	6,884,509
Equity Swap Agreements	—	—	735,430	—	735,430
Total Assets	$130,339,198	$—	$735,430	$—	$131,074,628

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,589,097	$—	$—	$—	$10,589,097
Exchange-Traded Funds	3,513,905	—	—	—	3,513,905
Equity Swap Agreements	—	—	219,626	—	219,626
Total Liabilities	$14,103,002	$—	$219,626	$—	$14,322,628

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $122,891,488)	$130,339,198
Segregated cash with broker	12,294,000
Unrealized appreciation on swap agreements	735,430
Prepaid expenses	33,351
Receivables:
Dividends	422,181
Swap settlement	169,924
Fund shares sold	76,951
Interest	4,537
Other assets	6,462
Total assets	144,082,034

Liabilities:
Securities sold short, at value (proceeds $14,142,622)	14,103,002
Segregated cash due to broker	1,000,000
Unrealized depreciation on swap agreements	219,626
Payable for:
Management fees	67,789
Fund shares redeemed	27,594
Distributions to shareholders	95,232
Fund accounting/administration fees	8,469
Distribution and service fees	1,489
Trustees’ fees*	1,232
Transfer agent/maintenance fees	1,027
Investment Adviser	10
Miscellaneous	35,290
Total liabilities	15,560,760
Net assets	$128,521,274

Net assets consist of:
Paid in capital	$117,921,213
Accumulated net investment loss	(552,277)
Accumulated net realized gain on investments	3,149,204
Net unrealized appreciation on investments	8,003,134
Net assets	$128,521,274

A-Class:
Net assets	$2,195,954
Capital shares outstanding	73,942
Net asset value per share	$29.70
Maximum offering price per share (Net asset value divided by 95.25%)	$31.18

C-Class:
Net assets	$724,864
Capital shares outstanding	24,542
Net asset value per share	$29.54

P-Class:
Net assets	$2,563,783
Capital shares outstanding	85,889
Net asset value per share	$29.85

Institutional Class:
Net assets	$123,036,673
Capital shares outstanding	4,095,423
Net asset value per share	$30.04

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends	$1,549,486
Interest	57,526
Total investment income	1,607,012

Expenses:
Management fees	860,856
Distribution and service fees:
A-Class	2,438
C-Class	5,671
P-Class	1,718
Recoupment of previously waived fees:
A-Class	201
C-Class	23
P-Class	6
Transfer agent/maintenance fees:
A-Class	1,420
C-Class	1,457
P-Class	1,297
Institutional Class	22,382
Fund accounting/administration fees	92,008
Line of credit fees	25,737
Prime broker interest expense	15,149
Custodian fees	9,363
Trustees’ fees*	9,156
Short sales dividend expense	4,660
Miscellaneous	137,566
Total expenses	1,191,108
Less:
Expenses reimbursed by Adviser:
A-Class	(1,142)
C-Class	(1,017)
P-Class	(1,319)
Institutional Class	(10,180)
Expenses waived by Adviser	(3,031)
Total waived/reimbursed expenses	(16,689)
Net expenses	1,174,419
Net investment income	432,593

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,554,135
Swap agreements	3,115,658
Securities sold short	638,015
Net realized gain	7,307,808
Net change in unrealized appreciation (depreciation) on:
Investments	499,769
Securities sold short	339,078
Swap agreements	(19,408)
Net change in unrealized appreciation (depreciation)	819,439
Net realized and unrealized gain	8,127,247
Net increase in net assets resulting from operations	$8,559,840

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$432,593	$1,008,071
Net realized gain on investments	7,307,808	5,047,620
Net change in unrealized appreciation (depreciation) on investments	819,439	9,597,857
Net increase in net assets resulting from operations	8,559,840	15,653,548

Distributions to shareholders from:
Net investment income
A-Class	(18,998)	(15,560)
C-Class	(7,861)	(7,069)
P-Class	(16,196)	(1,363)
Institutional Class	(2,441,728)	(3,816,066)
Net realized gains
A-Class	(14,684)	(43,834)
C-Class	(13,682)	(32,752)
P-Class	(2,734)	(4,335)
Institutional Class	(2,669,186)	(13,211,585)
Total distributions to shareholders	(5,185,069)	(17,132,564)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,398,594	785,426
C-Class	224,935	452,351
P-Class	3,554,742	73,853
Institutional Class	11,786,247	3,584,478
Distributions reinvested
A-Class	31,571	54,041
C-Class	18,354	39,469
P-Class	18,640	5,698
Institutional Class	4,051,720	13,011,489
Cost of shares redeemed
A-Class	(1,017,535)	(474,048)
C-Class	(50,198)	(58,044)
P-Class	(1,121,507)	(26,988)
Institutional Class	(7,914,904)	(9,175,287)
Net increase from capital share transactions	11,980,659	8,272,438
Net increase in net assets	15,355,430	6,793,422

Net assets:
Beginning of year	113,165,844	106,372,422
End of year	$128,521,274	$113,165,844
Accumulated net investment loss at end of year	$(552,277)	$(481,337)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	81,880	27,279
C-Class	7,646	15,548
P-Class	120,023	2,578
Institutional Class	395,502	132,744
Shares issued from reinvestment of distributions
A-Class	1,101	2,003
C-Class	652	1,472
P-Class	633	210
Institutional Class	140,819	477,316
Shares redeemed
A-Class	(34,776)	(15,824)
C-Class	(1,759)	(2,239)
P-Class	(37,602)	(952)
Institutional Class	(273,671)	(317,907)
Net increase in shares	400,448	322,228

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$28.87	$29.77	$26.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.19	(.21)	.02
Net gain (loss) on investments (realized and unrealized)	2.08	3.84	3.18	2.06
Total from investment operations	2.11	4.03	2.97	2.08
Less distributions from:
Net investment income	(.57)	(1.12)	(.05)	(.09)
Net realized gains	(.71)	(3.81)	(.14)	—
Total distributions	(1.28)	(4.93)	(.19)	(.09)
Net asset value, end of period	$29.70	$28.87	$29.77	$26.99

Total Return[g]	7.54%	14.88%	10.97%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,196	$743	$366	$107
Ratios to average net assets:
Net investment income (loss)	0.09%	0.66%	(0.67%)	0.16%
Total expenses[c]	1.45%	1.93%	3.41%	4.22%[h]
Net expenses[d,e,i]	1.33%	1.78%	3.04%	3.32%
Portfolio turnover rate	85%	133%	214%	57%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$28.77	$29.56	$26.95	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	.02	(.43)	(.23)
Net gain (loss) on investments (realized and unrealized)	2.06	3.77	3.18	2.19
Total from investment operations	1.87	3.79	2.75	1.96
Less distributions from:
Net investment income	(.39)	(.77)	—	(.01)
Net realized gains	(.71)	(3.81)	(.14)	—
Total distributions	(1.10)	(4.58)	(.14)	(.01)
Net asset value, end of period	$29.54	$28.77	$29.56	$26.95

Total Return[g]	6.71%	14.00%	10.20%	7.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$725	$518	$95	$52
Ratios to average net assets:
Net investment income (loss)	(0.66%)	0.08%	(1.42%)	(1.60%)
Total expenses[c]	2.27%	3.32%	5.76%	9.33%[h]
Net expenses[d,e,i]	2.08%	2.53%	3.76%	2.67%
Portfolio turnover rate	85%	133%	214%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$29.01	$29.77	$30.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.16	.04
Net gain (loss) on investments (realized and unrealized)	1.98	3.88	(1.16)
Total from investment operations	2.11	4.04	(1.12)
Less distributions from:
Net investment income	(.56)	(.99)	—
Net realized gains	(.71)	(3.81)	—
Total distributions	(1.27)	(4.80)	—
Net asset value, end of period	$29.85	$29.01	$29.77

Total Return[g]	7.53%	14.87%	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,564	$82	$30
Ratios to average net assets:
Net investment income (loss)	0.42%	0.56%	0.30%
Total expenses[c]	1.51%	1.88%	4.04%[h]
Net expenses[d,e,i]	1.30%	1.78%	2.94%
Portfolio turnover rate	85%	133%	214%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.18	$29.90	$27.00	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.26	(.11)	.02
Net gain (loss) on investments (realized and unrealized)	2.10	3.89	3.18	2.09
Total from investment operations	2.21	4.15	3.07	2.11
Less distributions from:
Net investment income	(.64)	(1.06)	(.03)	(.11)
Net realized gains	(.71)	(3.81)	(.14)	—
Total distributions	(1.35)	(4.87)	(.17)	(.11)
Net asset value, end of period	$30.04	$29.18	$29.90	$27.00

Total Return[g]	7.87%	15.20%	11.36%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,037	$111,823	$105,882	$103,993
Ratios to average net assets:
Net investment income (loss)	0.38%	0.91%	(0.35%)	0.11%
Total expenses[c]	1.02%	1.50%	2.70%	2.69%[h]
Net expenses[d,i]	1.01%	1.50%	2.70%	2.58%
Portfolio turnover rate	85%	133%	214%	57%

[a]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.02% for A-Class, 0.00% for C-Class and 0.00% for P-Class.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.
[i]
Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.30%	1.29%	1.30%	1.30%
C-Class	2.04%	2.03%	2.05%	2.05%
P-Class	1.29%	1.28%	1.30%	—
Institutional Class	0.97%	1.00%	0.99%	1.10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders:

Guggenheim Small Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CPA, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2017.

For the year ended September 30, 2017, Guggenheim Small Cap Value Fund returned 16.41%1, compared with the 20.55% return of its benchmark, the Russell 2000 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection. The largest negative impact was in Information Technology, followed by Health Care. On the positive side, the leading contributor to return was stock selection in Financials.

The top individual contributor on an absolute basis was Sanderson Farms, Inc., a poultry producer, and two Financial holdings: Federal Agricultural Mortgage Corp. (“Farmer Mac”), which is a government-chartered investor-held entity in agricultural finance; and Wintrust Financial Corp. This asset-sensitive bank holding performed particularly well as short term interest rates were hiked three times during the period.

The top individual detractors on an absolute basis were Dean Foods Co., Neophotonics Corp., and Gulfport Energy Corp.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Real Estate and an overweight in Utilities. The overweight detracted from performance for the year, while the underweight contributed to performance.

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed in the middle of the year, helped by talk of tax cuts and a solid U.S. economy. The market has remained resilient and buoyant. We believe the bias in the market will continue to be to the upside, but expect volatility could likely resurface.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Value ETF	2.3%
Avista Corp.	1.9%
Cathay General Bancorp	1.8%
Fulton Financial Corp.	1.8%
Wintrust Financial Corp.	1.8%
Portland General Electric Co.	1.7%
Sanderson Farms, Inc.	1.6%
Berkshire Hills Bancorp, Inc.	1.6%
UniFirst Corp.	1.5%
Spire, Inc.	1.5%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	Since Inception (07/11/08)
A-Class Shares	16.41%	10.62%	13.54%
A-Class Shares with sales charge‡	10.87%	9.55%	12.81%
C-Class Shares	15.53%	9.78%	12.71%
C-Class Shares with CDSC§	14.53%	9.78%	12.71%
Institutional Class Shares	16.65%	10.88%	13.81%
Russell 2000 Value Index	20.55%	13.27%	10.13%
		1 Year	Since Inception (05/01/15)
P-Class Shares		16.35%	7.54%
Russell 2000 Value Index		20.55%	10.99%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structure. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡
Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2017
SMALL CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 96.4%

Financial - 38.0%
Cathay General Bancorp	9,350	$375,869
Fulton Financial Corp.	20,015	375,280
Wintrust Financial Corp.	4,747	371,738
Berkshire Hills Bancorp, Inc.	8,756	339,294
First Citizens BancShares, Inc. — Class A	731	273,314
BancorpSouth, Inc.	8,015	256,881
Hanmi Financial Corp.	7,838	242,586
Umpqua Holdings Corp.	11,974	233,613
Argo Group International Holdings Ltd.	3,564	219,185
Beneficial Bancorp, Inc.	13,113	217,676
Forestar Group, Inc.*,††	12,448	217,591
Trustmark Corp.	6,555	217,102
TriCo Bancshares	5,304	216,138
Horace Mann Educators Corp.	5,460	214,851
Investors Bancorp, Inc.	15,524	211,747
Radian Group, Inc.	11,320	211,571
Federal Agricultural Mortgage Corp. — Class C	2,878	209,346
Redwood Trust, Inc. REIT	12,642	205,937
Valley National Bancorp	15,305	184,425
Hersha Hospitality Trust REIT	9,789	182,760
1st Source Corp.	3,323	168,808
RLJ Lodging Trust REIT	7,483	164,625
Old National Bancorp	8,989	164,499
MBIA, Inc.*	18,375	159,863
Navigators Group, Inc.	2,660	155,211
iStar, Inc. REIT*	13,092	154,486
Flagstar Bancorp, Inc.*	4,350	154,338
Hancock Holding Co.	2,899	140,457
Cousins Properties, Inc. REIT	14,190	132,535
Capital Bank Financial Corp. — Class A	2,890	118,635
Sunstone Hotel Investors, Inc. REIT	7,112	114,290
Lexington Realty Trust REIT	11,180	114,260
IBERIABANK Corp.	1,384	113,696
MB Financial, Inc.	2,462	110,839
Summit Hotel Properties, Inc. REIT	6,894	110,235
LaSalle Hotel Properties REIT	3,699	107,345
Genworth Financial, Inc. — Class A*	27,235	104,855
Equity Commonwealth REIT*	3,202	97,341
Hanover Insurance Group, Inc.	1,000	96,930
Hilltop Holdings, Inc.	3,682	95,732
Tier REIT, Inc. REIT	4,362	84,187
Washington Federal, Inc.	2,450	82,443
Stifel Financial Corp.	1,494	79,869
Sterling Bancorp	2,704	66,654
ARMOUR Residential REIT, Inc. REIT	2,315	62,274
Invesco Mortgage Capital, Inc. REIT	3,583	61,377
Total Financial		7,992,688

Industrial - 13.4%
Methode Electronics, Inc.	5,199	220,177
Louisiana-Pacific Corp.*	7,688	208,191
Sanmina Corp.*	5,477	203,470
Plexus Corp.*	3,519	197,346
Werner Enterprises, Inc.	5,298	193,643
GATX Corp.	2,775	170,829
TriMas Corp.*	6,177	166,779
Marten Transport Ltd.	7,868	161,687
Summit Materials, Inc. — Class A*	4,606	147,530
Argan, Inc.	1,989	133,760
Worthington Industries, Inc.	2,858	131,468
GasLog Ltd.	6,992	122,010
Crane Co.	1,499	119,905
Trinseo S.A.	1,715	115,077
Esterline Technologies Corp.*	1,244	112,147
ITT, Inc.	2,498	110,586
Greenbrier Companies, Inc.	2,137	102,897
Apogee Enterprises, Inc.	2,008	96,906
Scorpio Tankers, Inc.	24,079	82,591
Rand Logistics, Inc.*	34,819	11,194
Total Industrial		2,808,193

Consumer, Non-cyclical - 10.6%
Sanderson Farms, Inc.	2,145	346,461
Lannett Company, Inc.*	9,865	182,009
AMN Healthcare Services, Inc.*	3,938	179,967
Premier, Inc. — Class A*	5,405	176,041
Fresh Del Monte Produce, Inc.	3,612	164,202
Dean Foods Co.	15,013	163,341
Molina Healthcare, Inc.*	2,147	147,627
HealthSouth Corp.	3,050	141,368
Emergent BioSolutions, Inc.*	3,048	123,292
Carriage Services, Inc. — Class A	4,699	120,294
AMAG Pharmaceuticals, Inc.*	5,596	103,246
Navigant Consulting, Inc.*	5,940	100,505
Community Health Systems, Inc.*	12,809	98,373
FTI Consulting, Inc.*	2,544	90,261
Universal Corp.	1,498	85,835
Total Consumer, Non-cyclical		2,222,822

Consumer, Cyclical - 9.6%
UniFirst Corp.	2,125	321,937
Wabash National Corp.	11,378	259,646
Cooper Tire & Rubber Co.	5,795	216,733
International Speedway Corp. — Class A	5,946	214,056
Hawaiian Holdings, Inc.*	4,481	168,262
Meritage Homes Corp.*	3,222	143,057
Unifi, Inc.*	3,498	124,633
Asbury Automotive Group, Inc.*	1,775	108,453
Century Communities, Inc.*	4,142	102,307
Tenneco, Inc.	1,680	101,926
La-Z-Boy, Inc.	3,019	81,211
Caleres, Inc.	2,045	62,413
Deckers Outdoor Corp.*	770	52,676
DSW, Inc. — Class A	2,004	43,046
Genesco, Inc.*	908	24,153
Total Consumer, Cyclical		2,024,509

Utilities - 9.1%
Avista Corp.	7,683	397,749
Portland General Electric Co.	7,660	349,602

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
SMALL CAP VALUE FUND

	Shares	Value

Spire, Inc.	4,200	$313,531
Black Hills Corp.	3,818	262,946
ONE Gas, Inc.	2,369	174,453
Calpine Corp.*	9,927	146,423
ALLETE, Inc.	1,391	107,510
PNM Resources, Inc.	1,960	78,988
Southwest Gas Holdings, Inc.	999	77,542
Total Utilities		1,908,744

Communications - 6.0%
Bankrate, Inc.*	18,066	252,021
Viavi Solutions, Inc.*	25,599	242,166
Ciena Corp.*	6,858	150,670
Time, Inc.	10,850	146,475
Infinera Corp.*	12,200	108,214
Scholastic Corp.	2,678	99,622
NeoPhotonics Corp.*	17,137	95,282
InterDigital, Inc.	1,255	92,556
Finisar Corp.*	3,805	84,357
Total Communications		1,271,363

Energy - 4.8%
Rowan Companies plc — Class A*	18,891	242,750
Oasis Petroleum, Inc.*	20,144	183,713
Laredo Petroleum, Inc.*	11,888	153,712
Delek US Holdings, Inc.	4,363	116,623
Oceaneering International, Inc.	4,240	111,385
MRC Global, Inc.*	5,304	92,767
Gulfport Energy Corp.*	5,583	80,060
Jones Energy, Inc. — Class A*	19,332	37,117
Total Energy		1,018,127

Basic Materials - 2.5%
Kaiser Aluminum Corp.	2,709	279,407
Reliance Steel & Aluminum Co.	1,684	128,270
Olin Corp.	3,701	126,759
Total Basic Materials		534,436

Technology - 2.4%
Photronics, Inc.*	14,292	126,484
MicroStrategy, Inc. — Class A*	857	109,448
Cray, Inc.*	5,362	104,291
ManTech International Corp. — Class A	2,096	92,538
InnerWorkings, Inc.*	5,611	63,124
Total Technology		495,885

Total Common Stocks
(Cost $17,529,995)		20,276,767

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,2	6,250	—
Total Convertible Preferred Stocks
(Cost $5,968)		—

EXCHANGE-TRADED FUNDS† - 2.3%
iShares Russell 2000 Value ETF	3,814	473,394
Total Exchange-Traded Funds
(Cost $451,506)		473,394

MONEY MARKET FUND† - 1.2%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[3]	259,822	259,822
Total Money Market Fund
(Cost $259,822)		259,822

Total Investments - 99.9%
(Cost $18,247,291)		$21,009,983
Other Assets & Liabilities, net - 0.1%		17,338
Total Net Assets - 100.0%		$21,027,321

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $0, (cost $5,968) or 0.0% of total net assets.
[2]
PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
SMALL CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$20,059,176	$217,591	$—		$20,276,767
Convertible Preferred Stocks	—	—	—	*	—	*
Exchanged-Traded Funds	473,394	—	—		473,394
Money Market Fund	259,822	—	—		259,822
Total Assets	$20,792,392	$217,591	$—	*	$21,009,983

*	Market value of security is $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $18,247,291)	$21,009,983
Cash	1,165
Prepaid expenses	41,344
Receivables:
Dividends	24,392
Fund shares sold	9,927
Investment Adviser	1,862
Interest	250
Total assets	21,088,923

Liabilities:
Payable for:
Fund shares redeemed	33,309
Direct shareholders expense	7,157
Transfer agent/maintenance fees	6,799
Distribution and service fees	5,756
Custodian fees	3,005
Trustees’ fees*	953
Miscellaneous	4,623
Total liabilities	61,602
Net assets	$21,027,321

Net assets consist of:
Paid in capital	$17,043,711
Undistributed net investment income	—
Accumulated net realized gain on investments	1,220,918
Net unrealized appreciation on investments	2,762,692
Net assets	$21,027,321

A-Class:
Net assets	$11,942,845
Capital shares outstanding	758,882
Net asset value per share	$15.74
Maximum offering price per share (Net asset value divided by 95.25%)	$16.52

C-Class:
Net assets	$4,281,147
Capital shares outstanding	295,070
Net asset value per share	$14.51

P-Class:
Net assets	$13,807
Capital shares outstanding	876
Net asset value per share	$15.76

Institutional Class:
Net assets	$4,789,522
Capital shares outstanding	330,215
Net asset value per share	$14.50

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends	$299,635
Interest	2,730
Total investment income	302,365

Expenses:
Management fees	173,017
Distribution and service fees:
A-Class	32,398
C-Class	46,695
P-Class	37
Transfer agent/maintenance fees:
A-Class	19,332
C-Class	11,131
P-Class	171
Institutional Class	3,452
Registration fees	55,213
Fund accounting/administration fees	24,984
Trustees’ fees*	7,155
Line of credit fees	4,060
Custodian fees	2,534
Recoupment of previously waived fees:
A-Class	542
C-Class	372
P-Class	108
Institutional Class	142
Miscellaneous	37,439
Total expenses	418,782
Less:
Expenses reimbursed by Adviser:
A-Class	(21,803)
C-Class	(12,015)
P-Class	(145)
Institutional Class	(4,542)
Expenses waived by Adviser	(78,582)
Total waived/reimbursed expenses	(117,087)
Net expenses	301,695
Net investment income	670

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,796,559
Net realized gain	1,796,559
Net change in unrealized appreciation (depreciation) on:
Investments	1,216,874
Net change in unrealized appreciation (depreciation)	1,216,874
Net realized and unrealized gain	3,013,433
Net increase in net assets resulting from operations	$3,014,103

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$670	$(16,872)
Net realized gain (loss) on investments	1,796,559	(211,102)
Net change in unrealized appreciation (depreciation) on investments	1,216,874	2,754,456
Net increase in net assets resulting from operations	3,014,103	2,526,482

Distributions to shareholders from:
Net investment income
A-Class	(88,266)	—
P-Class	(72)	—
Institutional Class	(3,955)	—
Net realized gains
A-Class	—	(955,328)
C-Class	—	(396,113)
P-Class	—	(707)
Institutional Class	—	(41,348)
Total distributions to shareholders	(92,293)	(1,393,496)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,674,284	3,421,000
C-Class	200,371	750,596
P-Class	10,168	709
Institutional Class	6,004,088	272,695
Distributions reinvested
A-Class	86,816	939,682
C-Class	—	387,206
P-Class	72	707
Institutional Class	3,294	31,740
Cost of shares redeemed
A-Class	(7,098,702)	(4,780,880)
C-Class	(1,377,815)	(1,836,314)
P-Class	(8,947)	(559)
Institutional Class	(1,724,934)	(489,765)
Net decrease from capital share transactions	(231,305)	(1,303,183)
Net increase (decrease) in net assets	2,690,505	(170,197)

Net assets:
Beginning of year	18,336,816	18,507,013
End of year	$21,027,321	$18,336,816
Undistributed net investment income at end of year	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	251,276	266,786
C-Class	14,374	65,317
P-Class	675	58
Institutional Class	430,431	23,593
Shares issued from reinvestment of distributions
A-Class	5,894	74,756
C-Class	—	33,151
P-Class	5	56
Institutional Class	243	2,743
Shares redeemed
A-Class	(474,537)	(372,375)
C-Class	(98,332)	(152,218)
P-Class	(581)	(43)
Institutional Class	(122,880)	(42,731)
Net increase (decrease) in shares	6,568	(100,907)

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$13.61	$12.78	$16.82	$17.81	$15.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.01	.02	(.03)	(—)[b]
Net gain (loss) on investments (realized and unrealized)	2.20	1.81	(.60)	.26	4.05
Total from investment operations	2.22	1.82	(.58)	.23	4.05
Less distributions from:
Net investment income	(.09)	—	(.09)	(.03)	(.01)
Net realized gains	—	(.99)	(3.37)	(1.19)	(1.27)
Total distributions	(.09)	(.99)	(3.46)	(1.22)	(1.28)
Net asset value, end of period	$15.74	$13.61	$12.78	$16.82	$17.81

Total Return[c]	16.41%	14.81%	(5.23%)	1.07%	29.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,943	$13,283	$12,866	$17,342	$16,487
Ratios to average net assets:
Net investment income (loss)	0.15%	0.12%	0.13%	(0.14%)	(0.02%)
Total expenses[d]	1.87%	2.29%	1.99%	1.85%	1.91%
Net expenses[e,f]	1.32%[h]	1.32%[h]	1.32%[h]	1.32%[h]	1.30%
Portfolio turnover rate	48%	64%	62%	45%	34%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$12.57	$11.95	$15.96	$17.05	$14.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.08)	(.09)	(.15)	(.12)
Net gain (loss) on investments (realized and unrealized)	2.02	1.69	(.55)	.25	3.90
Total from investment operations	1.94	1.61	(.64)	.10	3.78
Less distributions from:
Net realized gains	—	(.99)	(3.37)	(1.19)	(1.27)
Total distributions	—	(.99)	(3.37)	(1.19)	(1.27)
Net asset value, end of period	$14.51	$12.57	$11.95	$15.96	$17.05

Total Return[c]	15.53%	14.02%	(5.97%)	0.30%	28.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,281	$4,762	$5,173	$8,527	$5,885
Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.64%)	(0.65%)	(0.87%)	(0.75%)
Total expenses[d]	2.71%	3.04%	2.72%	2.51%	2.58%
Net expenses[e,f]	2.07%[h]	2.07%[h]	2.08%[h]	2.07%[h]	2.05%
Portfolio turnover rate	48%	64%	62%	45%	34%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$13.60	$12.77	$14.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.02	.04
Net gain (loss) on investments (realized and unrealized)	2.22	1.80	(1.60)
Total from investment operations	2.23	1.82	(1.56)
Less distributions from:
Net investment income	(.07)	—	—
Net realized gains	—	(.99)	—
Total distributions	(.07)	(.99)	—
Net asset value, end of period	$15.76	$13.60	$12.77

Total Return[c]	16.35%	14.88%	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14	$11	$9
Ratios to average net assets:
Net investment income (loss)	0.09%	0.13%	0.60%
Total expenses[d]	3.60%	2.50%	4.04%
Net expenses[e,f,h]	1.32%	1.32%	1.31%
Portfolio turnover rate	48%	64%	62%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$12.54	$11.82	$17.04	$18.04	$15.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.04	.05	.01	.04
Net gain (loss) on investments (realized and unrealized)	2.04	1.67	(.49)	.25	4.10
Total from investment operations	2.08	1.71	(.44)	.26	4.14
Less distributions from:
Net investment income	(.12)	—	(1.41)	(.07)	(.04)
Net realized gains	—	(.99)	(3.37)	(1.19)	(1.27)
Total distributions	(.12)	(.99)	(4.78)	(1.26)	(1.31)
Net asset value, end of period	$14.50	$12.54	$11.82	$17.04	$18.04

Total Return[c]	16.65%	15.18%	(5.01%)	1.21%	29.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,790	$281	$459	$753	$22,315
Ratios to average net assets:
Net investment income (loss)	0.30%	0.30%	0.33%	0.05%	0.23%
Total expenses[d]	1.56%	2.09%	1.70%	1.33%	1.34%
Net expenses[e,f]	1.07%[h]	1.07%[h]	1.07%[h]	1.07%[h]	1.05%
Portfolio turnover rate	48%	64%	62%	45%	34%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, on applicable.
[f]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.00% for A-Class, 0.01% for C-Class, 0.74% for P-Class, and 0.00% for Institutional Class.

[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%
P-Class	1.30%	1.30%	1.30%	—
Institutional Class	1.05%	1.05%	1.05%	1.05%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders:

Guggenheim StylePlusTM—Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Senior Portfolio Manager; and Qi Yan, Managing Director and Senior Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2017.

For the year ended September 30, 2017, Guggenheim StylePlus—Large Core Fund returned 18.58%1, compared with the 18.61% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in-line with the S&P 500 Index for the one-year period ended September 30, 2017. The fixed income sleeve was the largest contributor, as positions in ABS, investment-grade corporates, and NA RMBS constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Financials and Consumer Discretionary sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	32.3%
Guggenheim Strategy Fund II	28.6%
Guggenheim Strategy Fund I	9.4%
Guggenheim Limited Duration Fund - Institutional Class	7.6%
Apple, Inc.	0.6%
Cisco Systems, Inc.	0.3%
Microsoft Corp.	0.3%
Pfizer, Inc.	0.3%
Alphabet, Inc. — Class C	0.3%
Verizon Communications, Inc.	0.3%
Top Ten Total	80.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares	18.58%	13.74%	5.89%
A-Class Shares with sales charge‡	12.95%	12.64%	5.26%
C-Class Shares	17.59%	12.68%	5.01%
C-Class Shares with CDSC§	16.59%	12.68%	5.01%
S&P 500 Index	18.61%	14.22%	7.44%
		1 Year	Since Inception (05/01/15)
P-Class Shares		18.43%	9.86%
S&P 500 Index		18.61%	9.98%
	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	18.96%	14.02%	12.88%
S&P 500 Index	18.61%	14.22%	13.86%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡
Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2017
STYLEPLUS—LARGE CORE FUND

	Shares	Value

COMMON STOCKS† - 17.9%

Consumer, Non-cyclical - 5.7%
Pfizer, Inc.	20,281	$724,031
Abbott Laboratories	10,979	585,839
Merck & Company, Inc.	8,113	519,475
Amgen, Inc.	2,542	473,956
Sysco Corp.	8,400	453,180
Archer-Daniels-Midland Co.	10,414	442,699
UnitedHealth Group, Inc.	2,204	431,654
Cardinal Health, Inc.	6,340	424,273
JM Smucker Co.	3,852	404,190
Tyson Foods, Inc. — Class A	5,341	376,273
Cigna Corp.	1,978	369,767
Anthem, Inc.	1,893	359,443
Kroger Co.	17,714	355,343
Gilead Sciences, Inc.	4,362	353,409
McKesson Corp.	2,227	342,089
General Mills, Inc.	6,592	341,202
United Rentals, Inc.*	2,365	328,120
Humana, Inc.	1,336	325,490
Aetna, Inc.	2,024	321,836
Nielsen Holdings plc	7,491	310,502
Mylan N.V.*	9,673	303,442
HCA Healthcare, Inc.*	3,753	298,701
Johnson & Johnson	2,110	274,321
Altria Group, Inc.	3,983	252,602
Procter & Gamble Co.	2,582	234,910
Express Scripts Holding Co.*	3,362	212,882
Mondelez International, Inc. — Class A	5,172	210,294
AbbVie, Inc.	2,153	191,316
Kimberly-Clark Corp.	1,615	190,053
Zimmer Biomet Holdings, Inc.	1,608	188,281
Eli Lilly & Co.	2,194	187,675
Western Union Co.	9,254	177,677
AmerisourceBergen Corp. — Class A	2,104	174,106
Conagra Brands, Inc.	4,803	162,053
Centene Corp.*	1,660	160,638
DaVita, Inc.*	2,485	147,584
Kraft Heinz Co.	1,733	134,394
PepsiCo, Inc.	1,184	131,933
Medtronic plc	1,584	123,188
Molson Coors Brewing Co. — Class B	1,472	120,174
Colgate-Palmolive Co.	1,643	119,693
Total Consumer, Non-cyclical		12,238,688

Technology - 2.5%
Apple, Inc.	8,272	1,274,882
Microsoft Corp.	9,828	732,087
Intel Corp.	14,501	552,198
International Business Machines Corp.	3,501	507,926
HP, Inc.	22,615	451,395
Oracle Corp.	8,102	391,732
NetApp, Inc.	8,457	370,078
Western Digital Corp.	3,958	341,971
Applied Materials, Inc.	4,854	252,845
QUALCOMM, Inc.	2,947	152,772
Seagate Technology plc	3,730	123,724
CA, Inc.	3,571	119,200
Broadcom Ltd.	461	111,811
Total Technology		5,382,621

Industrial - 2.4%
United Technologies Corp.	4,723	548,246
Caterpillar, Inc.	3,956	493,353
Johnson Controls International plc	10,960	441,578
Republic Services, Inc. — Class A	6,414	423,708
FedEx Corp.	1,691	381,456
Norfolk Southern Corp.	2,703	357,445
Stericycle, Inc.*	4,743	339,694
Fluor Corp.	7,952	334,779
Ingersoll-Rand plc	3,156	281,421
Textron, Inc.	5,196	279,960
Jacobs Engineering Group, Inc.	4,715	274,743
Waste Management, Inc.	3,468	271,440
Cummins, Inc.	1,411	237,091
Corning, Inc.	6,461	193,313
Eaton Corporation plc	1,708	131,157
Deere & Co.	1,004	126,092
General Electric Co.	4,703	113,719
Total Industrial		5,229,195

Communications - 2.2%
Cisco Systems, Inc.	21,820	733,807
Alphabet, Inc. — Class C*	730	700,150
Verizon Communications, Inc.	13,950	690,386
Amazon.com, Inc.*	583	560,467
AT&T, Inc.	11,820	462,989
Omnicom Group, Inc.	5,755	426,273
Facebook, Inc. — Class A*	2,093	357,631
Juniper Networks, Inc.	6,933	192,945
Comcast Corp. — Class A	4,668	179,625
Netflix, Inc.*	980	177,723
Expedia, Inc.	953	137,175
Viacom, Inc. — Class B	4,491	125,029
Total Communications		4,744,200

Consumer, Cyclical - 1.9%
CVS Health Corp.	8,078	656,904
Wal-Mart Stores, Inc.	6,382	498,689
Ford Motor Co.	38,343	458,966
Walgreens Boots Alliance, Inc.	5,461	421,698
General Motors Co.	9,395	379,370
American Airlines Group, Inc.	5,055	240,061
Ralph Lauren Corp. — Class A	2,680	236,617
Southwest Airlines Co.	4,202	235,228
United Continental Holdings, Inc.*	3,668	223,308
Delta Air Lines, Inc.	4,586	221,137
Alaska Air Group, Inc.	2,328	177,557
Lowe’s Companies, Inc.	1,455	116,313
Home Depot, Inc.	700	114,492
Total Consumer, Cyclical		3,980,340

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
STYLEPLUS—LARGE CORE FUND

	Shares	Value

Financial - 1.8%
JPMorgan Chase & Co.	5,851	$558,828
Prudential Financial, Inc.	4,635	492,794
Aflac, Inc.	5,567	453,098
Principal Financial Group, Inc.	6,580	423,357
Capital One Financial Corp.	3,839	325,010
Alliance Data Systems Corp.	1,306	289,344
Berkshire Hathaway, Inc. — Class B*	1,367	250,598
Lincoln National Corp.	2,824	207,508
Northern Trust Corp.	1,725	158,579
Charles Schwab Corp.	2,914	127,458
Discover Financial Services	1,937	124,898
Citigroup, Inc.	1,705	124,022
Wells Fargo & Co.	2,210	121,882
Bank of America Corp.	4,614	116,919
Total Financial		3,774,295

Energy - 0.9%
ConocoPhillips	11,121	556,607
Anadarko Petroleum Corp.	10,022	489,575
Exxon Mobil Corp.	4,476	366,942
Marathon Oil Corp.	22,725	308,151
Noble Energy, Inc.	4,892	138,737
Valero Energy Corp.	1,708	131,396
Total Energy		1,991,408

Utilities - 0.4%
FirstEnergy Corp.	12,615	388,921
American Electric Power Company, Inc.	3,460	243,030
Public Service Enterprise Group, Inc.	4,179	193,279
Total Utilities		825,230

Basic Materials - 0.1%
DowDuPont, Inc.	3,411	236,144

Total Common Stocks
(Cost $36,074,676)		38,402,121

MUTUAL FUNDS† - 77.8%
Guggenheim Strategy Fund III[1]	2,763,471	69,197,325
Guggenheim Strategy Fund II1	2,451,254	61,428,415
Guggenheim Strategy Fund I1	803,810	20,183,661
Guggenheim Limited Duration Fund - Institutional Class[1]	654,936	16,275,156
Total Mutual Funds
(Cost $165,811,494)		167,084,557

MONEY MARKET FUND† - 3.9%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[2]	8,267,908	8,267,908
Total Money Market Fund
(Cost $8,267,908)		8,267,908

Total Investments - 99.6%
(Cost $210,154,078)		$213,754,586
Other Assets & Liabilities, net - 0.4%		793,207
Total Net Assets - 100.0%		$214,547,793

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Gain
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	17	Dec 2017	$2,138,175	$25,140

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Deutsche Bank	S&P 500 Index	1.61%	At Maturity	09/06/18	35,878	$175,365,324	$3,603,841

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,402,121	$—	$—	$—	$—	$38,402,121
Equity Futures Contracts	—	25,140	—	—	—	25,140
Equity Index Swap Agreements	—	—	—	3,603,841	—	3,603,841
Money Market Fund	8,267,908	—	—	—	—	8,267,908
Mutual Funds	167,084,557	—	—	—	—	167,084,557
Total Assets	$213,754,586	$25,140	$—	$3,603,841	$—	$217,383,567

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income	Capital Gain Distributions
Guggenheim Limited Duration Fund - Institutional Class	$15,768,627	$415,440	$—	$—	$91,089	$16,275,156	654,936	$415,159	$2,771
Guggenheim Strategy Fund I	23,831,360	399,281	(4,154,121)	31,496	75,645	20,183,661	803,810	399,789	—
Guggenheim Strategy Fund II	49,693,469	11,458,243	—	—	276,703	61,428,415	2,451,254	1,327,297	—
Guggenheim Strategy Fund III	67,119,862	1,913,377	—	—	164,086	69,197,325	2,763,471	1,917,875	—
	$156,413,318	$14,186,341	$(4,154,121)	$31,496	$607,523	$167,084,557		$4,060,120	$2,771

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $44,342,584)	$46,670,029
Investments in affiliated issuers, at value (cost $165,811,494)	167,084,557
Segregated cash with broker	233,000
Unrealized appreciation on swap agreements	3,603,841
Prepaid expenses	46,470
Receivables:
Dividends	359,128
Variation margin	6,630
Fund shares sold	5,422
Interest	4,921
Total assets	218,013,998

Liabilities:
Overdraft due to custodian bank	17,463
Segregated cash due to broker	2,750,000
Payable for:
Securities purchased	329,368
Management fees	124,763
Distribution and service fees	43,846
Fund shares redeemed	43,283
Transfer agent/maintenance fees	40,538
Fund accounting/administration fees	13,947
Trustees’ fees*	10,044
Miscellaneous	92,953
Total liabilities	3,466,205
Net assets	$214,547,793

Net assets consist of:
Paid in capital	$172,975,394
Undistributed net investment income	1,806,496
Accumulated net realized gain on investments	32,536,414
Net unrealized appreciation on investments	7,229,489
Net assets	$214,547,793

A-Class:
Net assets	$206,032,568
Capital shares outstanding	8,165,908
Net asset value per share	$25.23
Maximum offering price per share (Net asset value divided by 95.25%)	$26.49

C-Class:
Net assets	$2,376,137
Capital shares outstanding	120,372
Net asset value per share	$19.74

P-Class:
Net assets	$507,627
Capital shares outstanding	20,284
Net asset value per share	$25.03

Institutional Class:
Net assets	$5,631,461
Capital shares outstanding	224,062
Net asset value per share	$25.13

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$817,379
Dividends from securities of affiliated issuers	4,060,120
Interest	35,634
Total investment income	4,913,133

Expenses:
Management fees	1,549,097
Distribution and service fees:
A-Class	496,076
C-Class	26,583
P-Class	1,290
Transfer agent/maintenance fees:
A-Class	202,063
C-Class	5,627
P-Class	966
Institutional Class	648
Fund accounting/administration fees	165,560
Line of credit fees	30,560
Trustees’ fees*	12,783
Custodian fees	10,990
Tax expense	7,142
Miscellaneous	344,991
Total expenses	2,854,376
Less:
Expenses waived by Adviser	(70,828)
Net expenses	2,783,548
Net investment income	2,129,585

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,060,229
Investments in affiliated issuers	31,496
Realized gain distributions received from investment company shares	2,771
Swap agreements	29,340,118
Futures contracts	382,623
Net realized gain	33,817,237
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	787,720
Investments in affiliated issuers	607,523
Swap agreements	(2,120,902)
Futures contracts	(14,693)
Net change in unrealized appreciation (depreciation)	(740,352)
Net realized and unrealized gain	33,076,885
Net increase in net assets resulting from operations	$35,206,470

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,129,585	$1,478,222
Net realized gain on investments	33,817,237	4,857,319
Net change in unrealized appreciation (depreciation) on investments	(740,352)	21,789,542
Net increase in net assets resulting from operations	35,206,470	28,125,083

Distributions to shareholders from:
Net investment income
A-Class	(1,414,912)	(1,021,091)
P-Class	(3,434)	(120)
Institutional Class	(47,453)	(18,603)
Net realized gains
A-Class	(3,716,323)	(19,593,831)
C-Class	(65,682)	(390,350)
P-Class	(7,548)	(1,552)
Institutional Class	(86,390)	(208,131)
Total distributions to shareholders	(5,341,742)	(21,233,678)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,047,318	10,388,479
C-Class	660,113	970,129
P-Class	384,046	400,232
Institutional Class	1,495,515	5,594,239
Distributions reinvested
A-Class	4,827,591	19,338,091
C-Class	63,911	381,661
P-Class	10,982	1,672
Institutional Class	133,180	225,550
Cost of shares redeemed
A-Class	(27,532,534)	(25,363,728)
C-Class	(1,359,150)	(1,501,528)
P-Class	(364,348)	(46,532)
Institutional Class	(964,398)	(1,831,412)
Net increase (decrease) from capital share transactions	(11,597,774)	8,556,853
Net increase in net assets	18,266,954	15,448,258

Net assets:
Beginning of year	196,280,839	180,832,581
End of year	$214,547,793	$196,280,839
Undistributed net investment income at end of year	$1,806,496	$1,127,190

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	482,212	494,691
C-Class	36,211	59,504
P-Class	16,486	20,095
Institutional Class	64,115	266,874
Shares issued from reinvestment of distributions
A-Class	223,506	960,661
C-Class	3,755	23,881
P-Class	513	83
Institutional Class	6,203	11,274
Shares redeemed
A-Class	(1,183,096)	(1,219,870)
C-Class	(73,493)	(90,686)
P-Class	(15,340)	(2,213)
Institutional Class	(41,235)	(97,608)
Net increase (decrease) in shares	(480,163)	426,686

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$21.86	$21.14	$24.53	$24.27	$21.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.16	.11	.20	.06
Net gain (loss) on investments (realized and unrealized)	3.72	3.04	(.12)	4.45	3.04
Total from investment operations	3.96	3.20	(.01)	4.65	3.10
Less distributions from:
Net investment income	(.16)	(.13)	(.22)	(.06)	(.08)
Net realized gains	(.43)	(2.35)	(3.16)	(4.33)	—
Total distributions	(.59)	(2.48)	(3.38)	(4.39)	(.08)
Net asset value, end of period	$25.23	$21.86	$21.14	$24.53	$24.27

Total Return[b]	18.58%	16.13%	(0.84%)	21.59%	14.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206,033	$188,979	$177,748	$192,850	$175,601
Ratios to average net assets:
Net investment income (loss)	1.03%	0.79%	0.48%	0.86%	0.26%
Total expenses[c]	1.38%	1.33%	1.32%	1.41%	1.37%
Net expenses[d]	1.34%	1.31%	1.32%	1.39%	1.37%
Portfolio turnover rate	30%	50%	65%	107%	217%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$17.22	$17.17	$20.55	$21.12	$18.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.02)	(.08)	(.02)	(.15)
Net gain (loss) on investments (realized and unrealized)	2.92	2.42	(.06)	3.78	2.67
Total from investment operations	2.95	2.40	(.14)	3.76	2.52
Less distributions from:
Net investment income	—	—	(.08)	—	—
Net realized gains	(.43)	(2.35)	(3.16)	(4.33)	—
Total distributions	(.43)	(2.35)	(3.24)	(4.33)	—
Net asset value, end of period	$19.74	$17.22	$17.17	$20.55	$21.12

Total Return[b]	17.59%	15.00%	(1.72%)	20.40%	13.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,376	$2,650	$2,767	$3,042	$2,275
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.14%)	(0.44%)	(0.08%)	(0.77%)
Total expenses[c]	2.23%	2.27%	2.25%	2.36%	2.34%
Net expenses[d]	2.20%	2.25%	2.25%	2.34%	2.34%
Portfolio turnover rate	30%	50%	65%	107%	217%

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$21.75	$21.11	$23.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.21	.03
Net gain (loss) on investments (realized and unrealized)	3.68	2.97	(2.04)
Total from investment operations	3.90	3.18	(2.01)
Less distributions from:
Net investment income	(.19)	(.19)	—
Net realized gains	(.43)	(2.35)	—
Total distributions	(.62)	(2.54)	—
Net asset value, end of period	$25.03	$21.75	$21.11

Total Return[b]	18.43%	16.08%	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508	$405	$14
Ratios to average net assets:
Net investment income (loss)	0.93%	1.02%	0.31%
Total expenses[c]	1.47%	1.22%	1.38%
Net expenses[d]	1.44%	1.19%	1.38%
Portfolio turnover rate	30%	50%	65%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$21.78	$21.00	$24.42	$24.25	$21.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.24	.12	.23	.06
Net gain (loss) on investments (realized and unrealized)	3.69	3.10	(.10)	4.38	3.06
Total from investment operations	4.01	3.34	.02	4.61	3.12
Less distributions from:
Net investment income	(.23)	(.21)	(.28)	(.11)	(.15)
Net realized gains	(.43)	(2.35)	(3.16)	(4.33)	—
Total distributions	(.66)	(2.56)	(3.44)	(4.44)	(.15)
Net asset value, end of period	$25.13	$21.78	$21.00	$24.42	$24.25

Total Return[b]	18.96%	17.00%	(0.75%)	21.50%	14.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,631	$4,247	$303	$80	$26
Ratios to average net assets:
Net investment income (loss)	1.35%	1.11%	0.52%	0.97%	0.26%
Total expenses[c]	1.05%	0.99%	1.25%	1.39%	1.25%
Net expenses[d]	1.01%	0.97%	1.25%	1.37%	1.25%
Portfolio turnover rate	30%	50%	65%	107%	217%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders:

Guggenheim StylePlusTM—Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Senior Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2017.

For the year ended September 30, 2017, Guggenheim StylePlus—Mid Growth Fund returned 17.54%1, compared with the 17.82% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in-line with the Russell Midcap Growth Index for the one-year period ended September 30, 2017. The fixed income sleeve was the largest contributor, as positions in ABS, investment-grade corporates, and NA RMBS constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Materials and Financials sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	33.0%
Guggenheim Strategy Fund II	25.1%
Guggenheim Strategy Fund I	9.5%
Guggenheim Limited Duration Fund - Institutional Class	7.8%
Roper Technologies, Inc.	0.4%
Parker-Hannifin Corp.	0.4%
Omnicom Group, Inc.	0.3%
Fidelity National Information Services, Inc.	0.3%
Dr Pepper Snapple Group, Inc.	0.3%
NetApp, Inc.	0.3%
Top Ten Total	77.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares	17.54%	12.87%	6.76%
A-Class Shares with sales charge‡	11.96%	11.78%	6.13%
C-Class Shares	16.55%	11.87%	5.86%
C-Class Shares with CDSC§	15.55%	11.87%	5.86%
Russell Midcap Growth Index	17.82%	14.18%	8.20%
		1 Year	Since Inception (05/01/15)
P-Class Shares		17.27%	7.04%
Russell Midcap Growth Index		17.82%	7.39%
	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	17.88%	12.96%	11.69%
Russell Midcap Growth Index	17.82%	14.18%	12.76%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡
Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	September 30, 2017
STYLEPLUS—MID GROWTH FUND

	Shares	Value

COMMON STOCKS† - 19.0%

Consumer, Non-cyclical - 6.7%
Dr Pepper Snapple Group, Inc.	2,807	$248,335
United Rentals, Inc.*	1,571	217,961
AmerisourceBergen Corp. — Class A	2,626	217,301
KAR Auction Services, Inc.	4,326	206,523
Quintiles IMS Holdings, Inc.*	2,140	203,449
Kellogg Co.	2,952	184,116
Western Union Co.	9,316	178,867
Live Nation Entertainment, Inc.*	4,055	176,595
Spectrum Brands Holdings, Inc.	1,596	169,048
Cintas Corp.	1,163	167,798
Sysco Corp.	3,079	166,112
Express Scripts Holding Co.*	2,621	165,962
Sabre Corp.	8,772	158,773
Baxter International, Inc.	2,466	154,741
McKesson Corp.	1,005	154,378
WellCare Health Plans, Inc.*	888	152,505
Incyte Corp.*	1,259	146,975
WEX, Inc.*	1,237	138,816
Illumina, Inc.*	673	134,062
HealthSouth Corp.	2,880	133,488
Robert Half International, Inc.	2,634	132,596
BioMarin Pharmaceutical, Inc.*	1,408	131,043
Kroger Co.	6,515	130,691
HCA Healthcare, Inc.*	1,595	126,946
Centene Corp.*	1,241	120,092
General Mills, Inc.	2,262	117,081
CoreLogic, Inc.*	2,523	116,613
QIAGEN N.V.*	3,683	116,015
Edwards Lifesciences Corp.*	1,024	111,933
Zoetis, Inc.	1,683	107,308
Humana, Inc.	439	106,954
Campbell Soup Co.	2,266	106,094
Henry Schein, Inc.*	1,078	88,385
Molina Healthcare, Inc.*	1,177	80,931
FleetCor Technologies, Inc.*	474	73,361
TreeHouse Foods, Inc.*	1,075	72,810
Boston Scientific Corp.*	2,315	67,529
Vantiv, Inc. — Class A*	913	64,339
Total System Services, Inc.	871	57,051
Gartner, Inc.*	451	56,109
ResMed, Inc.	654	50,332
CoStar Group, Inc.*	182	48,822
Hologic, Inc.*	1,271	46,633
Total Consumer, Non-cyclical		5,605,473

Industrial - 4.0%
Roper Technologies, Inc.	1,237	301,085
Parker-Hannifin Corp.	1,667	291,758
Ingersoll-Rand plc	2,633	234,785
Cummins, Inc.	1,332	223,816
Hubbell, Inc.	1,626	188,648
Stanley Black & Decker, Inc.	1,242	187,505
Deere & Co.	1,310	164,523
Waste Management, Inc.	2,087	163,350
Zebra Technologies Corp. — Class A*	1,504	163,304
Dover Corp.	1,602	146,407
Snap-on, Inc.	905	134,854
Corning, Inc.	3,957	118,393
TransDigm Group, Inc.	447	114,276
Energizer Holdings, Inc.	2,430	111,902
Huntington Ingalls Industries, Inc.	431	97,596
Waters Corp.*	483	86,708
XPO Logistics, Inc.*	1,257	85,199
Masco Corp.	2,137	83,364
Stericycle, Inc.*	1,110	79,498
EMCOR Group, Inc.	1,110	77,012
Tech Data Corp.*	763	67,793
AMETEK, Inc.	845	55,804
Clean Harbors, Inc.*	890	50,463
Agilent Technologies, Inc.	756	48,535
Total Industrial		3,276,578

Technology - 3.4%
Fidelity National Information Services, Inc.	2,782	259,810
NetApp, Inc.	5,399	236,260
Dell Technologies Incorporated Class V — Class V*	2,718	209,857
Lam Research Corp.	1,072	198,362
Cerner Corp.*	2,458	175,305
First Data Corp. — Class A*	9,425	170,027
Analog Devices, Inc.	1,942	167,342
ON Semiconductor Corp.*	7,886	145,654
Western Digital Corp.	1,650	142,560
CSRA, Inc.	4,034	130,177
DXC Technology Co.	1,512	129,851
Microsemi Corp.*	2,396	123,346
NCR Corp.*	3,135	117,625
KLA-Tencor Corp.	1,088	115,328
Skyworks Solutions, Inc.	765	77,954
Microchip Technology, Inc.	775	69,580
Fiserv, Inc.*	504	64,996
j2 Global, Inc.	862	63,685
ServiceNow, Inc.*	507	59,588
Black Knight Financial Services, Inc. — Class A*	1,329	57,213
Cypress Semiconductor Corp.	3,546	53,261
Qorvo, Inc.*	673	47,568
Total Technology		2,815,349

Consumer, Cyclical - 2.2%
Lear Corp.	1,147	198,523
Hilton Worldwide Holdings, Inc.	2,423	168,278
American Airlines Group, Inc.	2,967	140,903
Lions Gate Entertainment Corp. — Class A*	3,907	130,689
Alaska Air Group, Inc.	1,658	126,456
Dollar Tree, Inc.*	1,348	117,033
BorgWarner, Inc.	2,211	113,270
Allison Transmission Holdings, Inc.	2,482	93,149
WW Grainger, Inc.	503	90,415
Delphi Automotive plc	901	88,658

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
STYLEPLUS—MID GROWTH FUND

	Shares	Value

Wynn Resorts Ltd.	507	$75,502
Whirlpool Corp.	408	75,252
Harley-Davidson, Inc.	1,344	64,794
Toll Brothers, Inc.	1,473	61,085
Liberty Interactive Corporation QVC Group — Class A*	2,321	54,706
Southwest Airlines Co.	935	52,341
Dick’s Sporting Goods, Inc.	1,807	48,807
United Continental Holdings, Inc.*	769	46,817
HD Supply Holdings, Inc.*	1,163	41,949
Total Consumer, Cyclical		1,788,627

Communications - 1.5%
Omnicom Group, Inc.	3,584	265,467
Expedia, Inc.	1,626	234,047
CommScope Holding Company, Inc.*	4,325	143,633
Zayo Group Holdings, Inc.*	4,007	137,921
CDW Corp.	1,753	115,698
Palo Alto Networks, Inc.*	767	110,525
Interpublic Group of Companies, Inc.	5,033	104,636
F5 Networks, Inc.*	500	60,280
Nexstar Media Group, Inc. — Class A	773	48,157
AMC Networks, Inc. — Class A*	797	46,601
Total Communications		1,266,965

Financial - 0.6%
Alliance Data Systems Corp.	967	214,239
Air Lease Corp. — Class A	1,897	80,850
CBOE Holdings, Inc.	469	50,478
Sabra Health Care REIT, Inc. REIT	2,245	49,256
Digital Realty Trust, Inc. REIT	401	47,450
Progressive Corp.	978	47,355
Total Financial		489,628

Energy - 0.2%
Williams Companies, Inc.	2,613	78,417
Devon Energy Corp.	1,585	58,185
ONEOK, Inc.	940	52,085
Total Energy		188,687

Basic Materials - 0.2%
International Paper Co.	1,368	77,729
Univar, Inc.*	2,549	73,743
Total Basic Materials		151,472

Diversified - 0.2%
HRG Group, Inc.*	9,230	144,080

Total Common Stocks
(Cost $14,874,364)		15,726,859

MUTUAL FUNDS† - 75.4%
Guggenheim Strategy Fund III[1]	1,091,634	27,334,521
Guggenheim Strategy Fund II1	830,883	20,821,922
Guggenheim Strategy Fund I1	315,077	7,911,590
Guggenheim Limited Duration Fund - Institutional Class[1]	260,476	6,472,821
Total Mutual Funds
(Cost $62,077,746)		62,540,854

MONEY MARKET FUND† - 5.3%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[2]	4,390,665	4,390,665
Total Money Market Fund
(Cost $4,390,665)		4,390,665

Total Investments - 99.7%
(Cost $81,342,775)		$82,658,378
Other Assets & Liabilities, net - 0.3%		237,802
Total Net Assets - 100.0%		$82,896,180

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Unrealized Gain (Loss)
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	12	Dec 2017	$2,154,000	$67,816
S&P 500 Index Mini Futures Contracts	6	Dec 2017	754,650	8,873
NASDAQ-100 Index Mini Futures Contracts	6	Dec 2017	717,720	(1,180)
			$3,626,370	$75,509

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Value	Unrealized Gain
OTC Equity Index Swap Agreements††
Morgan Stanley Capital Services, Inc.	Russell Midcap Growth Index	1.51%	At Maturity	09/06/18	24,181	$64,141,751	$2,040,788

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
STYLEPLUS—MID GROWTH FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,726,859	$—	$—	$—	$—	$15,726,859
Equity Futures Contracts	—	76,689	—	—	—	76,689
Equity Index Swap Agreements	—	—	—	2,040,788	—	2,040,788
Money Market Fund	4,390,665	—	—	—	—	4,390,665
Mutual Funds	62,540,854	—	—	—	—	62,540,854
Total Assets	$82,658,378	$76,689	$—	$2,040,788	$—	$84,775,855

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$1,180	$—	$—	$—	$1,180

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
STYLEPLUS—MID GROWTH FUND

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income	Capital Gain Distributions
Guggenheim Limited Duration Fund - Institutional Class	$6,271,368	$165,225	$—	$—	$36,228	$6,472,821	260,476	$165,113	$1,102
Guggenheim Strategy Fund I	8,222,675	3,559,200	(3,909,320)	23,011	16,024	7,911,590	315,077	149,351	—
Guggenheim Strategy Fund II	20,250,726	472,542	—	—	98,654	20,821,922	830,883	473,608	—
Guggenheim Strategy Fund III	26,513,876	755,827	—	—	64,818	27,334,521	1,091,634	757,604	—
	$61,258,645	$4,952,794	$(3,909,320)	$23,011	$215,724	$62,540,854		$1,545,676	$1,102

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $19,265,029)	$20,117,524
Investments in affiliated issuers, at value (cost $62,077,746)	62,540,854
Cash	1,185
Segregated cash with broker	128,850
Unrealized appreciation on swap agreements	2,040,788
Prepaid expenses	30,965
Receivables:
Dividends	130,523
Variation margin	8,640
Interest	2,325
Fund shares sold	63
Total assets	85,001,717

Liabilities:
Segregated cash due to broker	1,642,982
Payable for:
Securities purchased	170,885
Fund shares redeemed	163,286
Management fees	47,886
Distribution and service fees	18,889
Transfer agent/maintenance fees	14,340
Fund accounting/administration fees	5,362
Trustees’ fees*	750
Miscellaneous	41,157
Total liabilities	2,105,537
Net assets	$82,896,180

Net assets consist of:
Paid in capital	$69,850,501
Undistributed net investment income	410,853
Accumulated net realized gain on investments	9,202,926
Net unrealized appreciation on investments	3,431,900
Net assets	$82,896,180

A-Class:
Net assets	$77,048,570
Capital shares outstanding	1,627,615
Net asset value per share	$47.34
Maximum offering price per share (Net asset value divided by 95.25%)	$49.70

C-Class:
Net assets	$3,984,376
Capital shares outstanding	111,810
Net asset value per share	$35.64

P-Class:
Net assets	$120,501
Capital shares outstanding	2,573
Net asset value per share	$46.83

Institutional Class:
Net assets	$1,742,733
Capital shares outstanding	36,707
Net asset value per share	$47.48

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$190,974
Dividends from securities of affiliated issuers	1,545,676
Interest	14,548
Total investment income	1,751,198

Expenses:
Management fees	597,597
Distribution and service fees:
A-Class	188,644
C-Class	38,168
P-Class	283
Transfer agent/maintenance fees:
A-Class	78,473
C-Class	7,850
P-Class	339
Institutional Class	225
Fund accounting/administration fees	63,870
Registration fees	63,743
Line of credit fees	13,622
Custodian fees	10,098
Trustees’ fees*	8,765
Tax expense	3,742
Miscellaneous	115,460
Total expenses	1,190,879
Less:
Expenses waived by Adviser	(28,169)
Net expenses	1,162,710
Net investment income	588,488

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,228,124
Investments in affiliated issuers	23,011
Realized gain distributions received from investment company shares	1,102
Swap agreements	10,374,134
Futures contracts	301,765
Net realized gain	11,928,136
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	758,257
Investments in affiliated issuers	215,724
Swap agreements	(621,402)
Futures contracts	75,509
Net change in unrealized appreciation (depreciation)	428,088
Net realized and unrealized gain	12,356,224
Net increase in net assets resulting from operations	$12,944,712

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$588,488	$330,289
Net realized gain (loss) on investments	11,928,136	(2,408,876)
Net change in unrealized appreciation (depreciation) on investments	428,088	10,387,058
Net increase in net assets resulting from operations	12,944,712	8,308,471

Distributions to shareholders from:
Net investment income
A-Class	(439,170)	(86,688)
P-Class	(843)	(63)
Institutional Class	(931)	(170)
Net realized gains
A-Class	—	(9,333,165)
C-Class	—	(773,702)
P-Class	—	(1,713)
Institutional Class	—	(7,288)
Total distributions to shareholders	(440,944)	(10,202,789)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,856,314	3,894,517
C-Class	312,663	584,068
P-Class	28,177	82,974
Institutional Class	1,622,366	94,989
Distributions reinvested
A-Class	412,205	9,015,453
C-Class	—	758,694
P-Class	843	1,776
Institutional Class	872	6,154
Cost of shares redeemed
A-Class	(13,228,907)	(12,325,038)
C-Class	(677,278)	(2,028,207)
P-Class	(27,021)	(272)
Institutional Class	(62,579)	(40,892)
Net increase (decrease) from capital share transactions	(5,762,345)	44,216
Net increase (decrease) in net assets	6,741,423	(1,850,102)

Net assets:
Beginning of year	76,154,757	78,004,859
End of year	$82,896,180	$76,154,757
Undistributed net investment income at end of year	$410,853	$259,567

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	142,987	98,799
C-Class	9,803	19,452
P-Class	630	2,227
Institutional Class	35,348	2,436
Shares issued from reinvestment of distributions
A-Class	10,323	236,875
C-Class	—	26,225
P-Class	21	47
Institutional Class	22	161
Shares redeemed
A-Class	(306,993)	(318,222)
C-Class	(20,979)	(67,971)
P-Class	(607)	(7)
Institutional Class	(1,458)	(1,090)
Net decrease in shares	(130,903)	(1,068)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$40.52	$41.49	$45.82	$43.54	$36.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.19	.07	.16	(.16)
Net gain (loss) on investments (realized and unrealized)	6.72	4.25	.63	6.21	7.30
Total from investment operations	7.06	4.44	.70	6.37	7.14
Less distributions from:
Net investment income	(.24)	(.05)	—	—	—
Net realized gains	—	(5.36)	(5.03)	(4.09)	—
Total distributions	(.24)	(5.41)	(5.03)	(4.09)	—
Net asset value, end of period	$47.34	$40.52	$41.49	$45.82	$43.54

Total Return[b]	17.54%	11.55%	1.04%	15.61%	19.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,049	$72,179	$73,178	$77,363	$70,767
Ratios to average net assets:
Net investment income (loss)	0.78%	0.48%	0.16%	0.36%	(0.40%)
Total expenses[c]	1.45%	1.45%	1.47%	1.67%	1.57%
Net expenses[d]	1.42%	1.43%	1.47%	1.65%	1.57%
Portfolio turnover rate	43%	61%	75%	112%	214%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$30.58	$32.78	$37.48	$36.63	$30.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.12)	(.25)	(.20)	(.45)
Net gain (loss) on investments (realized and unrealized)	5.09	3.28	.58	5.14	6.16
Total from investment operations	5.06	3.16	.33	4.94	5.71
Less distributions from:
Net realized gains	—	(5.36)	(5.03)	(4.09)	—
Total distributions	—	(5.36)	(5.03)	(4.09)	—
Net asset value, end of period	$35.64	$30.58	$32.78	$37.48	$36.63

Total Return[b]	16.55%	10.55%	0.20%	14.56%	18.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,984	$3,760	$4,762	$4,329	$4,103
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(0.42%)	(0.68%)	(0.55%)	(1.36%)
Total expenses[c]	2.31%	2.34%	2.31%	2.57%	2.53%
Net expenses[d]	2.27%	2.32%	2.31%	2.55%	2.53%
Portfolio turnover rate	43%	61%	75%	112%	214%

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$40.27	$41.48	$45.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.26	— [f]
Net gain (loss) on investments (realized and unrealized)	6.65	4.09	(4.48)
Total from investment operations	6.89	4.35	(4.48)
Less distributions from:
Net investment income	(.33)	(.20)	—
Net realized gains	—	(5.36)	—
Total distributions	(.33)	(5.56)	—
Net asset value, end of period	$46.83	$40.27	$41.48

Total Return[b]	17.27%	11.36%	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121	$102	$11
Ratios to average net assets:
Net investment income (loss)	0.55%	0.69%	0.00%
Total expenses[c]	1.66%	1.39%	1.49%
Net expenses[d]	1.63%	1.35%	1.49%
Portfolio turnover rate	43%	61%	75%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$40.59	$41.64	$45.96	$43.72	$36.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.19	.11	.11	(.07)
Net gain (loss) on investments (realized and unrealized)	6.78	4.25	.60	6.22	7.33
Total from investment operations	7.20	4.44	.71	6.33	7.26
Less distributions from:
Net investment income	(.31)	(.13)	—	—	—
Net realized gains	—	(5.36)	(5.03)	(4.09)	—
Total distributions	(.31)	(5.49)	(5.03)	(4.09)	—
Net asset value, end of period	$47.48	$40.59	$41.64	$45.96	$43.72

Total Return[b]	17.88%	11.50%	1.08%	15.42%	19.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,743	$113	$54	$30	$21
Ratios to average net assets:
Net investment income (loss)	0.95%	0.48%	0.23%	0.24%	(0.17%)
Total expenses[c]	1.26%	1.46%	1.41%	1.81%	1.33%
Net expenses[d]	1.22%	1.44%	1.41%	1.79%	1.33%
Portfolio turnover rate	43%	61%	75%	112%	214%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net investment income is less than $0.01 per share.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim World Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals, Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Senior Portfolio Manager; and Evan Einstein, Vice President and Quantitative Analyst. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2017.

For the one year period ended September 30, 2017, Guggenheim World Equity Income Fund returned 12.31%1, compared with the 18.17% return of its benchmark, the MSCI World Index.

Performance Review

As has historically been the case, the defensive nature of the World Equity Income Fund means the fund tends to underperform during appreciating equity markets.

For the 12 months, the Fund benefited from stock selection in Consumer Staples and Health Care. Detracting most from performance was stock selection in Financials and Tech.

The Fund’s high-level views for much of the period were the attractiveness of banks, in both the U.S. and selectively in Europe, as well as, relatively speaking, foreign markets, due to ongoing monetary stimulus. The rewards were limited with banks as a group, detracting from the portfolio’s return relative to its MSCI World benchmark. However, we continue to believe there is value in this sector and remain committed to the position.

A long-running source of the Fund’s positive excess return has been a consistent underweight to the Energy sector. This worked against the portfolio, as crude rallied more than 20% twice during the period. Nonetheless, the global dynamics of crude oil have changed, with the U.S. becoming the marginal producer. The result of this new paradigm is subdued oil prices, affected in part by U.S. inventory levels and changes in rig count.

Some of the Fund’s underperformance was attributable to the tactical currency hedging strategy. While disappointing, this is in line with a U.S. dollar which peaked at the end of December and has retreated in 2017. Nevertheless, a strengthening U.S. dollar aligns with Guggenheim’s long-run macro thesis, and thus we believe the currency overlay remains highly applicable.

Another drag on relative return for the Fund was the outperformance of growth-oriented equities relative to value-oriented equities. The cumulative Growth/Value spread rivals its peak of the dot com bubble. While this was detrimental to portfolio returns for much of the period, we believe a reversal is due given valuations among growth names have reached an extreme point.

Portfolio Positioning

Positioning relative to sectors shows that Financials was the largest overweight of the period, followed by the cyclically defensive sectors of Utilities and Telecommunications Services. Materials and Consumer Discretionary were the largest underweights. Only the overweight to Financials contributed to return for the period.

From a geographic perspective, the Fund’s largest overweights were in Hong Kong and Canada. The largest underweights were in Japan and Germany.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At September 30, 2017, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United States	51%	$46,123,799
Canada	7%	6,336,364
Japan	6%	5,287,726
Australia	6%	5,015,676
France	4%	3,855,637
Switzerland	4%	3,693,128
United Kingdom	4%	3,525,044
Other	18%	15,943,374
Total Securities	100%	$89,780,748

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Facebook, Inc. — Class A	1.7%
Johnson & Johnson	1.7%
Pfizer, Inc.	1.3%
AbbVie, Inc.	1.3%
Visa, Inc. — Class A	1.2%
Merck & Company, Inc.	1.2%
Apple, Inc.	1.1%
3M Co.	1.1%
Gilead Sciences, Inc.	1.1%
Roche Holding AG	1.1%
Top Ten Total	12.8%

“Ten Largest Holdings” excludes any temporary cash investments.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares	12.31%	9.90%	2.19%
A-Class Shares with sales charge‡	6.94%	8.83%	1.59%
C-Class Shares	11.46%	9.07%	1.43%
C-Class Shares with CDSC§	10.46%	9.07%	1.43%
MSCI World Index	18.17%	10.99%	4.22%
		1 Year	Since Inception (05/01/15)
P-Class Shares		12.32%	6.60%
MSCI World Index		18.17%	6.90%
	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	12.61%	10.23%	5.15%
MSCI World Index	18.17%	10.99%	8.04%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡
Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	September 30, 2017
WORLD EQUITY INCOME FUND

	Shares	Value

COMMON STOCKS† - 98.5%

Financial - 26.0%
Visa, Inc. — Class A	10,600	$1,115,544
Mastercard, Inc. — Class A	6,900	974,280
Banco Bilbao Vizcaya Argentaria S.A.	97,900	874,863
BNP Paribas S.A.	10,100	814,709
ING Groep N.V.	43,500	802,033
Credit Agricole S.A.	43,400	788,904
Cincinnati Financial Corp.	10,300	788,671
Intercontinental Exchange, Inc.	11,400	783,180
Chubb Ltd.	5,200	741,260
Commonwealth Bank of Australia ADR*	12,100	714,081
Swiss Re AG	7,600	688,404
Annaly Capital Management, Inc. REIT	54,600	665,573
Bank of Montreal	8,400	635,653
Hang Seng Bank Ltd.	25,800	628,855
AXA S.A.	20,400	616,991
Credit Suisse Group AG*	38,100	603,250
Henderson Land Development Company Ltd.	86,240	571,324
Westfield Corp. REIT	92,500	568,740
Kinnevik Investment AB — Class B	17,200	560,796
Everest Re Group Ltd.	2,400	548,136
Bank Hapoalim BM	75,900	530,933
MetLife, Inc.	10,000	519,500
Welltower, Inc. REIT	6,900	484,932
Hysan Development Company Ltd. — Class A*	98,500	463,402
RioCan Real Estate Investment Trust REIT	23,400	448,734
First Capital Realty, Inc.	28,200	444,739
H&R Real Estate Investment Trust REIT	25,200	434,988
Assurant, Inc.	4,300	410,736
Raiffeisen Bank International AG*	11,100	371,990
Intesa Sanpaolo SpA	104,100	368,121
JPMorgan Chase & Co.	3,800	362,938
National Australia Bank Ltd. ADR	13,900	343,385
Ascendas Real Estate Investment Trust REIT	168,300	330,032
Investec plc	45,000	328,285
Smart Real Estate Investment Trust REIT	12,700	299,621
Canadian Imperial Bank of Commerce	3,000	262,455
Liberty Property Trust REIT	6,200	254,572
KBC Group N.V.	3,000	254,225
Toronto-Dominion Bank	4,000	225,184
Reinsurance Group of America, Inc. — Class A	1,600	223,248
ASX Ltd.	5,300	217,927
CI Financial Corp.	9,600	209,945
Equity Residential REIT	3,000	197,790
Ageas	4,200	197,367
Wells Fargo & Co.	3,500	193,025
Prologis, Inc. REIT	3,000	190,380
U.S. Bancorp	3,300	176,847
Lloyds Banking Group plc	181,900	165,065
Nasdaq, Inc.	2,000	155,140
Marsh & McLennan Companies, Inc.	1,400	117,334
CME Group, Inc. — Class A	400	54,272
Total Financial		23,722,359

Consumer, Non-cyclical - 19.8%
Johnson & Johnson	11,600	1,508,116
Pfizer, Inc.	33,000	1,178,100
AbbVie, Inc.	13,100	1,164,066
Merck & Company, Inc.	16,400	1,050,092
Gilead Sciences, Inc.	12,300	996,546
Roche Holding AG	3,900	995,734
Procter & Gamble Co.	9,648	877,775
Amgen, Inc.	4,600	857,670
Diageo plc	26,000	854,497
Wesfarmers Ltd.	23,700	768,191
Automatic Data Processing, Inc.	6,900	754,308
UnitedHealth Group, Inc.	3,600	705,060
Western Union Co.	34,700	666,240
Zoetis, Inc.	9,100	580,216
Stryker Corp.	3,800	539,676
Becton Dickinson and Co.	2,600	509,470
Cardinal Health, Inc.	7,200	481,824
Reed Elsevier plc	20,000	438,383
George Weston Ltd.	4,700	409,221
Woolworths Ltd.	19,700	389,489
Coca-Cola Amatil Ltd.	60,200	364,949
Orkla ASA	35,000	359,057
Swedish Match AB	9,900	347,212
Orion Oyj — Class B	6,900	320,168
MEIJI Holdings Company Ltd.	3,700	293,317
Eli Lilly & Co.	3,400	290,836
British American Tobacco plc	3,000	187,766
Quest Diagnostics, Inc.	1,600	149,824
Total Consumer, Non-cyclical		18,037,803

Technology - 11.9%
Apple, Inc.	6,600	1,017,192
Microsoft Corp.	12,800	953,472
International Business Machines Corp.	6,200	899,496
Texas Instruments, Inc.	9,100	815,724
Paychex, Inc.	13,600	815,456
Canon, Inc.	23,600	806,452
Cie Generale des Etablissements Michelin — Class B*	5,200	759,012
Fidelity National Information Services, Inc.	8,100	756,459
Adobe Systems, Inc.*	4,800	716,064
CA, Inc.	21,300	710,994
Lam Research Corp.	3,200	592,128
Broadridge Financial Solutions, Inc.	7,000	565,740
Seagate Technology plc	14,900	494,233
Oracle Corporation Japan	4,700	369,250
NTT Data Corp.	27,500	294,259
Electronic Arts, Inc.*	1,500	177,090
Accenture plc — Class A	800	108,056
Total Technology		10,851,077

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
WORLD EQUITY INCOME FUND

	Shares	Value

Industrial - 10.4%
3M Co.	4,800	$1,007,520
Honeywell International, Inc.	6,800	963,832
United Parcel Service, Inc. — Class B	6,300	756,567
Pentair plc	10,100	686,396
FUJIFILM Holdings Corp.	17,600	683,071
TE Connectivity Ltd.	8,000	664,480
SKF AB — Class B	27,900	607,927
Skanska AB — Class B	24,600	569,843
Mizuho Financial Group, Inc.	300,700	526,733
MAN SE	4,100	462,722
Deere & Co.	3,300	414,447
Republic Services, Inc. — Class A	5,700	376,542
MTR Corporation Ltd.	50,700	295,963
Vinci S.A.	3,000	285,073
Harris Corp.	2,000	263,359
Raytheon Co.	1,300	242,554
Toyo Seikan Group Holdings Ltd.	12,500	208,852
BAE Systems plc	20,200	170,774
Lockheed Martin Corp.	540	167,557
Waste Management, Inc.	1,200	93,924
Total Industrial		9,448,136

Communications - 9.6%
Facebook, Inc. — Class A*	9,100	1,554,917
AT&T, Inc.	25,200	987,085
Verizon Communications, Inc.	19,000	940,310
Shaw Communications, Inc. — Class B	33,100	761,804
Alphabet, Inc. — Class C*	700	671,377
Cisco Systems, Inc.	16,800	564,984
SES S.A.	25,300	553,484
BCE, Inc.	11,500	538,750
Telefonica Deutschland Holding AG	91,200	511,781
TELUS Corp.	11,900	427,987
Elisa Oyj	8,600	370,183
Amazon.com, Inc.*	300	288,405
Motorola Solutions, Inc.	2,500	212,175
Rogers Communications, Inc. — Class B	3,900	201,083
Kakaku.com, Inc.	13,500	172,049
Total Communications		8,756,374

Utilities - 7.3%
Southern Co.	16,060	789,189
Duke Energy Corp.	8,373	702,662
CLP Holdings Ltd.	68,137	698,246
PPL Corp.	18,254	692,739
Dominion Energy, Inc.	7,668	589,899
WEC Energy Group, Inc.	9,000	565,020
CenterPoint Energy, Inc.	16,000	467,360
DTE Energy Co.	3,993	428,688
Emera, Inc.	10,300	390,087
NextEra Energy, Inc.	2,000	293,100
AGL Energy Ltd.	14,300	262,090
Engie S.A.	15,300	259,852
Entergy Corp.	3,000	229,080
Sempra Energy	1,299	148,255
SCANA Corp.	2,789	135,239
Total Utilities		6,651,506

Consumer, Cyclical - 6.2%
Ford Motor Co.	64,900	776,853
Li & Fung Ltd.	1,273,400	639,021
Home Depot, Inc.	3,800	621,528
Berkeley Group Holdings plc	11,500	572,549
Sekisui House Ltd.	30,700	517,442
Iida Group Holdings Company Ltd.	26,900	479,572
Crown Resorts Ltd.	44,000	390,275
Harvey Norman Holdings Ltd.	111,500	339,283
LVMH Moet Hennessy Louis Vuitton SE	1,200	331,096
Compass Group plc	14,807	314,042
Vail Resorts, Inc.	1,000	228,120
Carnival plc	3,500	222,367
Yue Yuen Industrial Holdings Ltd.	36,900	140,296
McDonald’s Corp.	700	109,676
Total Consumer, Cyclical		5,682,120

Energy - 3.5%
Woodside Petroleum Ltd.	28,800	657,266
OMV AG	10,500	611,683
Exxon Mobil Corp.	5,200	426,296
Repsol S.A.	22,000	405,366
TransCanada Corp.	5,000	247,101
EOG Resources, Inc.	2,500	241,850
Baker Hughes a GE Co.	6,000	219,720
Pembina Pipeline Corp.	6,000	210,503
Inter Pipeline Ltd.	9,100	188,509
Total Energy		3,208,294

Basic Materials - 3.2%
DowDuPont, Inc.	13,800	955,374
LyondellBasell Industries N.V. — Class A	7,600	752,780
Mitsubishi Chemical Holdings Corp.	68,400	651,660
Nissan Chemical Industries Ltd.	8,100	285,069
Mondi plc	10,100	271,316
Total Basic Materials		2,916,199

Diversified - 0.6%
Jardine Matheson Holdings Ltd.	8,000	506,880

Total Common Stocks
(Cost $82,502,996)		89,780,748

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
WORLD EQUITY INCOME FUND

	Shares	Value

MONEY MARKET FUND† - 2.0%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares 0.86%[1]	1,815,724	$1,815,724
Total Money Market Fund
(Cost $1,815,724)		1,815,724

Total Investments - 100.5%
(Cost $84,318,720)		$91,596,472
Other Assets & Liabilities, net - (0.5)%		(461,035)
Total Net Assets - 100.0%		$91,135,437

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$89,780,748	$—	$—	$89,780,748
Money Market Fund	1,815,724	—	—	1,815,724
Total Assets	$91,596,472	$—	$—	$91,596,472

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $84,318,720)	$91,596,472
Foreign currency, at value (cost $70,184)	70,137
Prepaid expenses	41,512
Receivables:
Foreign taxes reclaim	222,799
Dividends	206,272
Fund shares sold	62,165
Currency	26,743
Interest	386
Total assets	92,226,486

Liabilities:
Overdraft due to custodian bank	6,313
Payable for:
Securities purchased	886,875
Fund shares redeemed	67,910
Transfer agent/maintenance fees	23,220
Distribution and service fees	21,739
Management fees	13,487
Fund accounting/administration fees	5,933
Trustees’ fees*	65
Miscellaneous	65,507
Total liabilities	1,091,049
Net assets	$91,135,437

Net assets consist of:
Paid in capital	$89,453,472
Accumulated net investment loss	(32,174)
Accumulated net realized loss on investments	(5,567,514)
Net unrealized appreciation on investments	7,281,653
Net assets	$91,135,437

A-Class:
Net assets	$80,597,822
Capital shares outstanding	5,429,791
Net asset value per share	$14.84
Maximum offering price per share (Net asset value divided by 95.25%)	$15.58

C-Class:
Net assets	$6,449,270
Capital shares outstanding	506,915
Net asset value per share	$12.72

P-Class:
Net assets	$354,553
Capital shares outstanding	23,517
Net asset value per share	$15.08

Institutional Class:
Net assets	$3,733,792
Capital shares outstanding	253,231
Net asset value per share	$14.74

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $221,093)	$3,099,969
Interest	5,243
Total investment income	3,105,212

Expenses:
Management fees	625,527
Distribution and service fees:
A-Class	201,041
C-Class	59,176
P-Class	426
Transfer agent/maintenance fees:
A-Class	66,440
C-Class	10,717
P-Class	784
Institutional Class	1,414
Fund accounting/administration fees	71,636
Line of credit fees	20,628
Custodian fees	11,310
Trustees’ fees*	7,396
Recoupment of previously waived fees:
A-Class	9,101
C-Class	144
Institutional Class	788
Miscellaneous	157,450
Total expenses	1,243,978
Less:
Expenses reimbursed by Adviser:
A-Class	(32,861)
C-Class	(7,537)
P-Class	(728)
Institutional Class	(880)
Expenses waived by Adviser	(59,211)
Total waived/reimbursed expenses	(101,217)
Net expenses	1,142,761
Net investment income	1,962,451

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,040,095
Futures contracts	(343,593)
Foreign currency transactions	(12,530)
Net realized gain	5,683,972
Net change in unrealized appreciation (depreciation) on:
Investments	2,673,287
Futures contracts	19,765
Foreign currency translations	8,172
Net change in unrealized appreciation (depreciation)	2,701,224
Net realized and unrealized gain	8,385,196
Net increase in net assets resulting from operations	$10,347,647

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,962,451	$2,035,182
Net realized gain (loss) on investments	5,683,972	(1,633,024)
Net change in unrealized appreciation (depreciation) on investments	2,701,224	10,283,016
Net increase in net assets resulting from operations	10,347,647	10,685,174

Distributions to shareholders from:
Net investment income
A-Class	(1,967,488)	(1,891,462)
C-Class	(114,346)	(96,485)
P-Class	(4,295)	(3,486)
Institutional Class	(76,242)	(76,190)
Total distributions to shareholders	(2,162,371)	(2,067,623)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,238,403	18,583,958
C-Class	1,571,277	1,520,462
P-Class	257,778	1,274,125
Institutional Class	2,745,914	2,057,895
Distributions reinvested
A-Class	1,954,121	1,834,883
C-Class	105,916	84,172
P-Class	4,295	3,486
Institutional Class	64,249	39,956
Cost of shares redeemed
A-Class	(22,525,744)	(21,141,116)
C-Class	(1,219,393)	(2,663,968)
P-Class	(59,428)	(1,141,200)
Institutional Class	(2,173,544)	(4,137,425)
Net decrease from capital share transactions	(6,036,156)	(3,684,772)
Net increase in net assets	2,149,120	4,932,779

Net assets:
Beginning of year	88,986,317	84,053,538
End of year	$91,135,437	$88,986,317
Accumulated net investment loss at end of year	$(32,174)	$(325,500)

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	954,221	1,431,215
C-Class	129,787	135,606
P-Class	17,585	98,351
Institutional Class	194,275	158,922
Shares issued from reinvestment of distributions
A-Class	136,806	138,084
C-Class	8,654	7,362
P-Class	295	265
Institutional Class	4,518	3,033
Shares redeemed
A-Class	(1,611,230)	(1,610,092)
C-Class	(100,543)	(236,515)
P-Class	(4,084)	(89,636)
Institutional Class	(155,571)	(323,244)
Net decrease in shares	(425,287)	(286,649)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$13.54	$12.28	$13.51	$12.60	$10.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.31	.29	.38	.18
Net gain (loss) on investments (realized and unrealized)	1.34	1.26	(1.18)	.95	2.16
Total from investment operations	1.65	1.57	(.89)	1.33	2.34
Less distributions from:
Net investment income	(.35)	(.31)	(.34)	(.42)	(.29)
Total distributions	(.35)	(.31)	(.34)	(.42)	(.29)
Net asset value, end of period	$14.84	$13.54	$12.28	$13.51	$12.60

Total Return[b]	12.31%	12.85%	(6.70%)	10.62%	22.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,598	$80,575	$73,568	$78,783	$65,966
Ratios to average net assets:
Net investment income (loss)	2.23%	2.36%	2.21%	2.81%	1.59%
Total expenses[f]	1.34%	1.48%	1.48%	1.66%	1.93%
Net expenses[c,d]	1.24%[g]	1.48%[g]	1.43%[g]	1.49%[g]	1.59%
Portfolio turnover rate	94%	51%	131%	131%	154%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$11.63	$10.55	$11.61	$10.79	$9.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.18	.17	.25	.08
Net gain (loss) on investments (realized and unrealized)	1.13	1.09	(1.02)	.81	1.84
Total from investment operations	1.32	1.27	(.85)	1.06	1.92
Less distributions from:
Net investment income	(.23)	(.19)	(.21)	(.24)	(.14)
Total distributions	(.23)	(.19)	(.21)	(.24)	(.14)
Net asset value, end of period	$12.72	$11.63	$10.55	$11.61	$10.79

Total Return[b]	11.46%	12.05%	(7.40%)	9.79%	21.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,449	$5,455	$5,936	$5,337	$3,377
Ratios to average net assets:
Net investment income (loss)	1.53%	1.59%	1.50%	2.13%	0.80%
Total expenses[f]	2.19%	2.35%	2.28%	2.62%	2.89%
Net expenses[c,d]	1.99%[g]	2.23%[g]	2.23%[g]	2.24%[g]	2.35%
Portfolio turnover rate	94%	51%	131%	131%	154%

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$13.73	$12.33	$13.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.33	.12
Net gain (loss) on investments (realized and unrealized)	1.35	1.35	(1.29)
Total from investment operations	1.68	1.68	(1.17)
Less distributions from:
Net investment income	(.33)	(.28)	(.12)
Total distributions	(.33)	(.28)	(.12)
Net asset value, end of period	$15.08	$13.73	$12.33

Total Return[b]	12.32%	13.73%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$355	$133	$9
Ratios to average net assets:
Net investment income (loss)	2.28%	2.58%	2.14%
Total expenses[f]	1.76%	1.33%	3.54%
Net expenses[c,g]	1.24%	1.33%	1.48%
Portfolio turnover rate	94%	51%	131%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$13.44	$12.23	$13.45	$12.53	$10.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.31	.36	.44	.28
Net gain (loss) on investments (realized and unrealized)	1.33	1.28	(1.21)	.90	2.10
Total from investment operations	1.68	1.59	(.85)	1.34	2.38
Less distributions from:
Net investment income	(.38)	(.38)	(.37)	(.42)	(.35)
Total distributions	(.38)	(.38)	(.37)	(.42)	(.35)
Net asset value, end of period	$14.74	$13.44	$12.23	$13.45	$12.53

Total Return[b]	12.61%	13.11%	(6.42%)	10.83%	23.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,734	$2,824	$4,541	$911	$252
Ratios to average net assets:
Net investment income (loss)	2.50%	2.42%	2.70%	3.27%	2.42%
Total expenses[f]	1.09%	1.30%	1.23%	1.33%	1.73%
Net expenses[c,d]	0.98%[g]	1.22%[g]	1.23%[g]	1.23%[g]	1.26%
Portfolio turnover rate	94%	51%	131%	131%	154%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.01% for A-Class, 0.01% for C-Class and 0.03% for Institutional Class.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]
Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	9/30/17	9/30/16	9/30/15	9/30/14
A-Class	1.22%	1.46%	1.46%	1.46%
C-Class	1.97%	2.21%	2.21%	2.21%
P-Class	1.22%	1.32%	1.46%	—
Institutional Class	0.96%	1.21%	1.21%	1.21%

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds.

This report covers the Alpha Opportunity Fund, Large Cap Value Fund, Market Neutral Real Estate Fund, Risk Managed Real Estate Fund, Small Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund (the “Funds”), each a diversified investment company, with the exception of the Large Cap Value Fund, Market Neutral Real Estate Fund and Risk Managed Real Estate Fund, which are each a non-diversified investment company. Only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Funds.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”) and Guggenheim Partners Investment Management, LLC (“GPIM”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, GPIM and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee, GI and GPIM are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI and GPIM under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(i) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (continued)

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$1,424,856	$—
StylePlus—Mid Growth Fund	Index exposure	1,603,910	—
World Equity Income Fund	Hedge	—	6,464,495

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$81,392,237	$137,205,812
Market Neutral Real Estate Fund	Leverage	—	4,804,802
Risk Managed Real Estate Fund	Leverage	34,782,147	34,661,670
StylePlus—Large Core Fund	Index exposure	172,402,001	—
StylePlus—Mid Growth Fund	Index exposure	64,535,929	—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at September 30, 2017
Alpha Opportunity Fund	$—	$3,550,074	$3,550,074
Risk Managed Real Estate Fund	—	735,430	735,430
StylePlus—Large Core Fund	25,140	3,603,841	3,628,981
StylePlus—Mid Growth Fund	76,689	2,040,788	2,117,477

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at September 30, 2017
Alpha Opportunity Fund	$—	$13,593,377	$13,593,377
Risk Managed Real Estate Fund	—	219,626	219,626
Market Neutral Real Estate Fund	—	41,815	41,815
StylePlus—Mid Growth Fund	1,180	—	1,180

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Total
Alpha Opportunity Fund	$—	$(61,617)	$—	$(61,617)
Market Neutral Real Estate Fund	—	(282,050)	—	(327,978)
Risk Managed Real Estate Fund	—	3,115,658	—	3,115,658
StylePlus—Large Core Fund	382,623	29,340,118	—	29,722,741
StylePlus—Mid Growth Fund	301,765	10,374,134	—	10,675,899
World Equity Income Fund	—	—	(343,593)	(343,593)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Total
Alpha Opportunity Fund	$—	$(8,133,001)	$—	$(8,133,001)
Market Neutral Real Estate Fund	—	223,020	—	223,020
Risk Managed Real Estate Fund	—	(19,408)	—	(19,408)
StylePlus—Large Core Fund	(14,693)	(2,120,902)	—	(2,135,595)
StylePlus—Mid Growth Fund	75,509	(621,402)	—	(545,893)
World Equity Income Fund	—	—	19,765	19,765

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Swap equity contracts	$3,550,074	$—	$—	$3,550,074	$—	$—
Risk Managed Real Estate Fund	Swap equity contracts	735,430	—	735,430	219,626	515,804	—
StylePlus—Large Core Fund	Swap equity contracts	3,603,841	—	3,603,841	—	—	3,603,841
StylePlus—Mid Growth Fund	Swap equity contracts	2,040,788	—	2,040,788	—	—	2,040,788

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Swap equity contracts	$13,593,377	$—	$13,593,377	$13,593,377	$—	$—
Risk Managed Real Estate Fund	Swap equity contracts	219,626	—	219,626	219,626	—	—
Market Neutral Real Estate Fund	Swap equity contracts	41,815	—	41,815	41,815	—	—

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
Risk Managed Real Estate Fund
Morgan Stanley	$—	$1,000,000
Risk Managed Real Estate Fund Total	—	1,000,000
StylePlus—Large Core Fund
Deutsche Bank	—	2,750,000
Morgan Stanley	233,000	—
StylePlus—Large Core Fund Total	233,000	2,750,000
StylePlus—Mid Growth Fund
Morgan Stanley	128,850	1,642,982
StylePlus—Mid Growth Fund Total	128,850	1,642,982

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%	**
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%	*
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

*	Rate effective February 1, 2017. Prior to February 1, 2017, the Fund paid GI 1.00% of the average daily net assets of the Fund.
**
At a meeting held on May 23-24, 2017, the Board of Trustees of Guggenheim Funds Trust (the “Board”) approved a reduction in the advisory fee paid by the Alpha Opportunity Fund effective May 31, 2017 from 1.25% to 0.90%. The Board also approved an equivalent reduction in the expense limitation for each share class of the Fund, effective as of the same date.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	5/31/17	02/01/19
Alpha Opportunity Fund – C-Class	2.51%	5/31/17	02/01/19
Alpha Opportunity Fund – P--Class	1.76%	5/31/17	02/01/19
Alpha Opportunity Fund – Institutional Class	1.51%	5/31/17	02/01/19
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/19
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/19
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/19
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/19
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/19
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/19
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/19
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/19
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/19
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/19
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/19
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/19
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/19
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/19
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/19
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/19
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/19
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/19
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/19
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/19

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI and GPIM is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2017, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2018	Expires 2019	Expires 2020	Fund Total
Alpha Opportunity Fund
A-Class	$92,503	$—	$7,212	$99,715
C-Class	12,810	7,081	1,244	21,135
P-Class	—	—	2,915	2,915
Institutional Class	—	—	7,310	7,310
Large Cap Value Fund
A-Class	95,743	87,212	78,038	260,993
C-Class	9,943	9,306	6,283	25,531
P-Class	79	338	762	1,179
Institutional Class	2,123	1,129	1,773	5,025
Market Neutral Real Estate Fund
A-Class	—	997	3,417	4,414
C-Class	—	905	4,410	5,315
P-Class	—	979	5,860	6,839
Institutional Class	—	45,647	151,686	197,333
Risk Managed Real Estate Fund
A-Class	2,334	918	1,219	4,471
C-Class	2,095	2,257	1,084	5,436
P-Class	81	58	1,443	1,582
Institutional Class	—	—	12,943	12,943
Small Cap Value Fund
A-Class	105,165	123,706	71,327	300,198
C-Class	44,550	49,668	29,870	124,087
P-Class	2	116	336	454
Institutional Class	4,007	4,063	15,554	23,624
World Equity Income Fund
A-Class	—	—	85,342	85,342
C-Class	2,930	7,207	12,042	22,179
P-Class	—	—	896	896
Institutional Class	—	1,831	2,937	4,768

For the year ended September 30, 2017, GI and GPIM recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$83,031
Large Cap Value Fund	6,935
Market Neutral Real Estate Fund	9,822
Risk Managed Real Estate Fund	230
Small Cap Value Fund	1,164
World Equity Income Fund	10,033

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI or GPIM. For the year ended September 30, 2017, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount
StylePlus—Large Core Fund	$70,828
StylePlus—Mid Growth Fund	28,169

For the year ended September 30, 2017, GFD retained sales charges of $705,455 relating to sales of A-Class shares of the Trust.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI, GPIM and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ fees and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

At September 30, 2017, GI and GPIM and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Alpha Opportunity Fund	72%
Market Neutral Real Estate Fund	95%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$—	$57,679	$57,679
Large Cap Value Fund	813,658	2,028,231	2,841,889
Risk Managed Real Estate Fund	4,792,400	392,669	5,185,069
Small Cap Value Fund	92,293	—	92,293
StylePlus—Large Core Fund	4,562,047	779,695	5,341,742
StylePlus—Mid Growth Fund	440,944	—	440,944
World Equity Income Fund	2,162,371	—	2,162,371

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$—	$—	$—
Large Cap Value Fund	466,512	3,681,038	4,147,550
Risk Managed Real Estate Fund	17,020,643	111,921	17,132,564
Small Cap Value Fund	1,624	1,391,872	1,393,496
StylePlus—Large Core Fund	2,555,903	18,677,775	21,233,678
StylePlus—Mid Growth Fund	851,868	9,350,921	10,202,789
World Equity Income Fund	2,067,623	—	2,067,623

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Alpha Opportunity Fund	$8,706,570	$2,160,169	$(4,472,943)	$—	$—	$6,393,796
Large Cap Value Fund	2,009,256	3,065,782	10,033,626	—	—	15,108,664
Market Neutral Real Estate Fund	104,609	189,297	372,061	—	—	665,967
Risk Managed Real Estate Fund	4,109,371	498,402	6,544,565	—	(552,277)	10,600,061
Small Cap Value Fund	484,932	767,347	2,731,331	—	—	3,983,610
StylePlus—Large Core Fund	33,395,086	1,293,989	6,883,324	—	—	41,572,399
StylePlus—Mid Growth Fund	9,742,667	—	3,303,012	—	—	13,045,679
World Equity Income Fund	—	—	7,039,469	(5,357,504)	—	1,681,965

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of September 30, 2017, capital loss carryforwards for the Funds were as follows:

Fund	Expires in 2018	Expires in 2019	Unlimited		Total Capital Loss Carryforward
			Short-Term	Long-Term
World Equity Income Fund	$(5,357,504)	$—	$—	$—	$(5,357,504)

For the year ended September 30, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Market Neutral Real Estate Fund	$—	$22,486	$22,486
Small Cap Value Fund	—	245,278	245,278
StylePlus—Mid Growth Fund	—	2,408,332	2,408,332
World Equity Income Fund	10,463,901	5,357,565	15,821,466

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares, net operating losses, expiration of capital loss carryforward amounts, investments in swap agreements, non-deductible organization costs, the “mark-to-market” of certain Futures contracts, non-deductible expenses, securities sold short, dividend reclasses, investments in real estate investment trusts, dividend payable, losses deferred due to wash sales, foreign currency gains and losses, return of capital distributions received, taxable overdistributions, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Alpha Opportunity Fund	$984,365	$(167,898)	$(816,467)
Large Cap Value Fund	781,338	—	(781,338)
Market Neutral Real Estate Fund	(18,974)	(292,325)	311,299
Risk Managed Real Estate Fund	38,772	1,981,250	(2,020,022)
Small Cap Value Fund	183,247	91,623	(274,870)
StylePlus—Large Core Fund	970,830	15,520	(986,350)
StylePlus—Mid Growth Fund	277,066	3,742	(280,808)
World Equity Income Fund	(10,814,233)	493,246	10,320,987

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Alpha Opportunity Fund	$226,140,814	$15,887,298	$(20,360,242)	$(4,472,944)
Large Cap Value Fund	55,447,961	11,050,297	(1,016,671)	10,033,626
Market Neutral Real Estate Fund	5,119,727	510,963	(138,902)	372,061
Risk Managed Real Estate Fund	110,207,435	8,803,469	(2,258,904)	6,544,565
Small Cap Value Fund	18,278,652	3,928,343	(1,197,012)	2,731,331
StylePlus—Large Core Fund	210,475,102	7,863,054	(979,729)	6,883,325
StylePlus—Mid Growth Fund	81,396,155	3,719,632	(416,620)	3,303,012
World Equity Income Fund	84,560,904	8,139,075	(1,103,507)	7,035,568

Note 7 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$372,963,026	$233,987,073
Large Cap Value Fund	25,310,645	26,563,010
Market Neutral Real Estate Fund	6,950,703	6,515,133
Risk Managed Real Estate Fund	130,637,054	113,630,658
Small Cap Value Fund	9,614,326	9,939,101
StylePlus—Large Core Fund	72,102,196	61,720,435
StylePlus—Mid Growth Fund	33,218,486	32,180,568
World Equity Income Fund	82,089,078	89,316,273

Note 8 – Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The funds that participate in the line of credit including the Fund, paid aggregate upfront costs of $ 982,952 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. These amounts are included within Line of Credit Fees on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (concluded)

A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, 1 month LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2017.

Note 9 – Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2017.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2017, was $18,615.

Note 10 – Large Shareholder Risk

As of September 30, 2017, 71.9% of the Alpha Opportunity Fund (the “Fund”) was held by Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to off set future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund, and Guggenheim World Equity Income Fund (eight of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eight of the series constituting the Guggenheim Funds Trust) at September 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2017, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Alpha Opportunity Fund	0.00%	0.00%	0.00%	0.00%
Large Cap Value Fund	96.39%	96.35%	0.00%	0.00%
Market Neutral Real Estate Fund	0.00%	0.00%	0.00%	0.00%
Risk Managed Real Estate Fund	4.53%	4.55%	0.00%	100.00%
Small Cap Value Fund	42.04%	41.16%	0.00%	100.00%
StylePlus—Large Core Fund	11.74%	11.72%	0.01%	100.00%
StylePlus—Mid Growth Fund	26.17%	26.11%	0.08%	0.00%
World Equity Income Fund	100.00%	70.79%	0.00%	0.00%

With respect to the taxable year ended September 30, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Alpha Opportunity Fund	$57,679	$1,030,394
Large Cap Value Fund	2,028,231	781,338
Market Neutral Real Estate Fund	—	12
Risk Managed Real Estate Fund	392,669	38,772
Small Cap Value Fund	—	184,871
StylePlus—Large Core Fund	779,695	977,972

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

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OTHER INFORMATION (Unaudited)(continued)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

[1]
The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]
Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2016, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

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OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the since-inception and/or three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 8th percentile for both periods. The Committee considered that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of Fund’s Class A shares ranked in the 5th percentile of its performance universe, exceeding the performance universe median.

Diversified Income Fund:3 The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 22nd and 24th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding its performance universe median for both periods.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 6th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2016, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 9th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund:4 The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 55th and 14th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding the performance universe median for the three-month period.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 3rd and 16th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 46th and 1st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

[3]
At a meeting held on August 20, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Diversified Income Fund, for an initial two-year term (the “Diversified Income Fund IMA”). The Committee determined to include the Diversified Income Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

[4]
At a meeting held on November 10, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Market Neutral Real Estate Fund, for an initial two-year term (the “Market Neutral RE Fund IMA”). The Committee determined to include the Market Neutral RE Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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OTHER INFORMATION (Unaudited)(continued)

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 31st and 13th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, and exceeded the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 14th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares exceeded the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 37th and 25th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 69th and 62nd percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 7th percentile.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 63rd and 58th percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the Fund’s return exceeded the median of its performance universe, ranking in the 9th percentile.

Small Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 67th and 71st percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 35th percentile.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

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OTHER INFORMATION (Unaudited)(continued)

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (44th and 46th percentiles, respectively) of its peer group. The net effective management fee5 ranks in the third quartile (72nd percentile). The Committee considered the Adviser’s proposal, presented at the May Meeting, to reduce the Fund’s expense cap by 35 basis points across all share classes.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (35th and 27th percentiles, respectively) of its peer group and the asset weighted total net expense ratio is in the first quartile (1st percentile) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in fourth quartile (84th percentile) of its peer group and the net effective management fee is in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the second quartile (48th percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (48th percentile) of its peer group and the net effective management fee is in the third quartile (75th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the fourth quartile (81st percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (85th, 89th and 94th percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio is in the second quartile (33rd and 39th percentiles, respectively) of its peer group. The net effective management fee is in the third quartile (55th percentile) of its peer group.

Limited Duration Fund: The net effective management fee is in the third quartile (71st percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile). The Committee considered the Fund’s strong performance and top decile performance universe rankings for the three- and one-year periods ended December 31, 2016.

[5]
The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee rank in the fourth quartile (86th and 80th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In addition, the Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Market Neutral Real Estate Fund: Each of the average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio is in the third quartile (36th, 38th and 39th percentiles, respectively) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the fourth quartile (76th and 86th percentiles, respectively) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee6 peer group rankings would be 53rd percentile for Class A shares, 64th percentile for Class C shares, and 47th percentile for Class P shares.

Mid Cap Value Institutional Fund: The total net expense ratio is in the third quartile (68th percentile) and the contractual advisory fee and net effective management fee are in the fourth quartile (86th and 77th percentiles, respectively). The Committee considered the strategy enhancements implemented for the Fund and the Fund’s strong recent performance, including a top decile performance universe ranking for the one-year period ended December 31, 2016.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (49th and 27th percentiles, respectively) of its peer group and the net effective management fee is in the first quartile (22nd percentile).

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) of its peer group and the net effective management fee and the asset weighted total net expense ratio are in the second quartile (50th and 28th percentiles, respectively) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund (58th percentile), the net effective management fee (75th percentile) and the asset weighted total net expense ratio (75th percentile) are in the third quartile of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (25th percentile) of its peer group. The net effective management fee and asset weighted total net expense ratio are in the fourth quartile (77th and 85th percentiles, respectively) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the net effective management fee is in the first quartile (16th percentile) as of December 31, 2016. The Fund’s asset weighted total net expense ratio is in the second quartile (36th percentile) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee peer group rankings would be 25th percentile for Class A shares, 31st percentile for Class C shares, 18th percentile for Class I shares, and 29th percentile for Class P shares.

[6]	The “gross management fee,” with respect to Mid Cap Value Fund and Small Cap Value Fund, is the sum of the advisory fee and the administration fee.

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OTHER INFORMATION (Unaudited)(continued)

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the second quartile (39th and 33rd percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (32nd and 49th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (68th percentile) of its peer group. The Committee noted that in November 2016 the Adviser recommended and the Board approved a 24 basis point reduction in the Fund’s expense cap (across all share classes).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether a breakpoint would be appropriate for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account, the advisory fee breakpoints offered by the Adviser and approved by the Board with respect to several of the fixed income Funds, to take effect on May 1, 2017.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

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OTHER INFORMATION (Unaudited)(concluded)

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub- Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (64th and 52nd percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Funds Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002-present). Former: Peabody Energy Company (2003-Apr. 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

9.30.2017

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Limited Duration Fund
Guggenheim Municipal Income Fund

GuggenheimInvestments.com	SBINC-ANN-0917x0918

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	21
INVESTMENT GRADE BOND FUND	45
LIMITED DURATION FUND	67
MUNICIPAL INCOME FUND	91
NOTES TO FINANCIAL STATEMENTS	104
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	123
OTHER INFORMATION	124
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	134
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	138

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC, and Guggenheim Partners Investment Management, LLC, (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2017.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,
Guggenheim Partners Investment Management, LLC,
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2017

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate.

Meanwhile, inflation continues to be well below the Federal Reserve’s 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags GDP growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. The Fed announced in September 2017 that it would allow a maximum of $4 billion in Agency debt and mortgage-backed securities (MBS) and $6 billion in Treasuries to mature on a monthly basis starting in October 2017. The monthly cap will gradually rise to reach a maximum of $20 billion for MBS and $30 billion for Treasuries.

What impact might the start of balance sheet normalization have on fixed-income markets? According to Fed research, quantitative easing (QE) programs depressed the 10-year Treasury term premium by approximately 100 basis points. Theoretically, unwinding QE should remove that source of downward pressure on term premiums, resulting in a commensurate rise in Treasury yields, all else being equal. A normalization of term premiums will have a modest impact if it occurs over several years. However, four years ago we saw the impact it could have on bond markets if investors price this in abruptly. During the Taper Tantrum of 2013, 10-year Treasury yields rose by 137 basis points between May and September as then-Fed Chair Ben Bernanke first spoke of the potential that the Fed would soon taper purchases of Treasuries and MBS. This caused corporate bond yields to rise as well.

While we do not expect a sharp repricing in markets, it is important to consider the combined effect of slowly rising short-term rates and term premiums on corporate bond yields. An increase in term premiums in the Treasury market will likely raise borrowing costs for investment-grade corporate issuers, in turn raising costs for high-yield bonds as well.

For the 12 months ended September 30, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets.

S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.81%	3.76%	$ 1,000.00	$ 1,037.60	$ 4.14
C-Class	1.56%	3.34%	1,000.00	1,033.40	7.95
P-Class	0.82%	3.71%	1,000.00	1,037.10	4.19
Institutional Class	0.56%	3.89%	1,000.00	1,038.90	2.86
High Yield Fund
A-Class	1.30%	3.70%	1,000.00	1,037.00	6.64
C-Class	2.03%	3.41%	1,000.00	1,034.10	10.35
P-Class	1.24%	3.73%	1,000.00	1,037.30	6.33
Institutional Class	0.97%	3.87%	1,000.00	1,038.70	4.96
R6-Class[4]	0.82%	2.49%	1,000.00	1,024.90	3.14
Investment Grade Bond Fund
A-Class	1.03%	3.16%	1,000.00	1,031.60	5.25
C-Class	1.78%	2.80%	1,000.00	1,028.00	9.05
P-Class	1.01%	3.15%	1,000.00	1,031.50	5.14
Institutional Class	0.73%	3.31%	1,000.00	1,033.10	3.72
Limited Duration Fund
A-Class	0.81%	1.44%	1,000.00	1,014.40	4.09
C-Class	1.56%	1.07%	1,000.00	1,010.70	7.86
P-Class	0.81%	1.44%	1,000.00	1,014.40	4.09
Institutional Class	0.56%	1.57%	1,000.00	1,015.70	2.83
Municipal Income Fund
A-Class	0.82%	3.40%	1,000.00	1,034.00	4.18
C-Class	1.58%	3.02%	1,000.00	1,030.20	8.04
P-Class	0.82%	3.45%	1,000.00	1,034.50	4.18
Institutional Class	0.58%	3.61%	1,000.00	1,036.10	2.96

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.81%	5.00%	$ 1,000.00	$ 1,021.01	$ 4.10
C-Class	1.56%	5.00%	1,000.00	1,017.25	7.89
P-Class	0.82%	5.00%	1,000.00	1,020.96	4.15
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84
High Yield Fund
A-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
C-Class	2.03%	5.00%	1,000.00	1,014.89	10.25
P-Class	1.24%	5.00%	1,000.00	1,018.85	6.28
Institutional Class	0.97%	5.00%	1,000.00	1,020.21	4.91
R6-Class	0.82%	5.00%	1,000.00	1,020.96	4.15
Investment Grade Bond Fund
A-Class	1.03%	5.00%	1,000.00	1,019.90	5.22
C-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
P-Class	1.01%	5.00%	1,000.00	1,020.00	5.11
Institutional Class	0.73%	5.00%	1,000.00	1,021.41	3.70
Limited Duration Fund
A-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
C-Class	1.56%	5.00%	1,000.00	1,017.25	7.89
P-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84
Municipal Income Fund
A-Class	0.82%	5.00%	1,000.00	1,020.96	4.15
C-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
P-Class	0.82%	5.00%	1,000.00	1,020.96	4.15
Institutional Class	0.58%	5.00%	1,000.00	1,022.16	2.94

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.
[4]	Since commencement of operations May 15, 2017

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim Diversified Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Patrick Mitchell, Senior Managing Director and Portfolio Manager; and Gary McDaniel, CFA, Senior Managing Director and Senior Research Analyst. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, Guggenheim Diversified Income Fund returned 7.00%1, compared with the 0.07% return of the Bloomberg Barclays U.S. Aggregate Bond Index. A 70/30 blend of the Bloomberg Barclays U.S. Aggregate Bond Index and MSCI World Index returned 5.19%. The inception date of the fund was January 29, 2016.

The Fund seeks to achieve high current income with consideration for capital appreciation. The Fund pursues its investment objective by constructing a broadly diversified global portfolio with exposure across multiple high-income asset classes that provide an opportunity for growth. The Fund seeks diversification by investing primarily in asset classes that Guggenheim Partners Investment Management, LLC (the “Investment Manager”) believes provide exposure to different geographic regions, different positions in issuers’ capital structures, and different investment styles.

To achieve its intended portfolio, the Investment Manager allocates the Fund’s assets among multiple underlying investment strategies, primarily high-income credit and equity strategies. The Fund may indirectly obtain exposure to these asset classes, and pursue its investment objective, by investing significantly in affiliated and unaffiliated investment vehicles, including other mutual funds, closed-end funds and exchange-traded funds (“ETFs”) managed by the Investment Manager or its affiliates.

The Fund’s allocation remained stable through the period, with about 73% in fixed income, 18% in alternative strategies, 7% in equity and 2% in cash and cash equivalents. Guggenheim’s fixed income, equity, and alternative strategy funds were the primary investment vehicles, with the largest holdings in Guggenheim High Yield Fund, Guggenheim S&P High Income Infrastructure ETF, and Guggenheim Limited Duration Fund.

For the period, strong returns from the Fund’s fixed income holdings and Guggenheim S&P High Income Infrastructure ETF contributed most to the Fund’s outperformance. For investment grade credit, demand continued to outpace supply during the period, as investment from Asia in both the front end and long end remains strong and supportive of spread tightening. High-yield bonds delivered a year of positive returns amid tighter spreads and improving credit conditions. Infrastructure securities responded to the demand for improved infrastructure as global populations expand and living standards rise, as well as their attractive yield potential for investors seeking to enhance income.

The Fund did increase exposure to high yield and decreased its exposure to bank loans over the period. The strengthening economy and the unabated investor need for income continues to underpin positive performance in high yield, but the chasm between strong and weak credits grows as borrowers take on increasing levels of debt. As for bank loans, after months of shortage, net supply increased sharply in mid-2017, which translated into weaker performance for the overall market.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

DIVERSIFIED INCOME FUND

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim High Yield Fund - Institutional Class	33.9%
Guggenheim Limited Duration Fund - Institutional Class	26.7%
Guggenheim S&P High Income Infrastructure ETF	10.2%
Guggenheim Investment Grade Bond Fund - Institutional Class	6.8%
Guggenheim World Equity Income Fund - Institutional Class	6.1%
Guggenheim Risk Managed Real Estate Fund - Institutional Class	4.7%
BlackRock Enhanced Capital and Income Fund, Inc.	0.3%
Avenue Income Credit Strategies Fund	0.3%
First Trust Enhanced Equity Income Fund	0.3%
Neuberger Berman High Yield Strategies Fund, Inc.	0.3%
Top Ten Total	89.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	Since Inception (01/29/16)
A-Class Shares	7.00%	11.02%
A-Class Shares with sales charge†	2.72%	8.34%
C-Class Shares	6.17%	10.17%
C-Class Shares with CDSC§	5.17%	10.17%
P-Class Shares	7.00%	11.00%
Institutional Class Shares	7.30%	11.29%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.63%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2017
DIVERSIFIED INCOME FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 10.2%
Guggenheim S&P High Income Infrastructure ETF[1]	21,275	$612,720
Total Exchange-Traded Funds
(Cost $447,192)		612,720

MUTUAL FUNDS† - 78.2%
Guggenheim High Yield Fund - Institutional Class[1]	217,366	2,038,895
Guggenheim Limited Duration Fund - Institutional Class[1]	64,621	1,605,844
Guggenheim Investment Grade Bond Fund - Institutional Class[1]	21,995	407,346
Guggenheim World Equity Income Fund - Institutional Class[1]	24,964	367,974
Guggenheim Risk Managed Real Estate Fund - Institutional Class[1]	9,433	283,359
Total Mutual Funds
(Cost $4,447,439)		4,703,418

CLOSED-END FUNDS† - 9.3%
BlackRock Enhanced Capital and Income Fund, Inc.	1,076	16,786
Avenue Income Credit Strategies Fund	1,134	16,727
First Trust Enhanced Equity Income Fund	1,100	16,555
Neuberger Berman High Yield Strategies Fund, Inc.	1,346	16,367
Western Asset High Income Fund II, Inc.	2,108	15,198
New America High Income Fund, Inc.	1,517	15,079
First Trust Strategic High Income Fund II	1,100	14,971
Reaves Utility Income Fund	467	14,804
AllianzGI Convertible & Income Fund	2,064	14,654
Eaton Vance Tax-Advantaged Global Dividend Income Fund	850	14,620
PIMCO Income Strategy Fund II	1,364	14,595
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,250	14,575
John Hancock Investors Trust	798	14,476
BlackRock Multi-Sector Income Trust	766	14,324
Brookfield Real Assets Income Fund, Inc.	600	14,274
Ivy High Income Opportunities Fund	890	14,213
Eaton Vance Enhanced Equity Income Fund II	946	14,152
PIMCO Corporate & Income Strategy Fund	800	13,944
PIMCO Dynamic Credit and Mortgage Income Fund	600	13,836
DoubleLine Income Solutions Fund	650	13,813
AllianceBernstein Global High Income Fund, Inc.	1,050	13,703
Barings Global Short Duration High Yield Fund	665	13,699
Virtus Total Return Fund, Inc.	1,050	13,692
Pioneer High Income Trust	1,350	13,527
KKR Income Opportunities Fund	750	13,425
Invesco Dynamic Credit Opportunities Fund	1,120	13,350
Calamos Strategic Total Return Fund	1,100	13,343
BlackRock Credit Allocation Income Trust	978	13,271
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	500	13,250
Voya Global Advantage and Premium Opportunity Fund	1,150	13,237
Western Asset Premier Bond Fund	951	13,152
BlackRock Corporate High Yield Fund, Inc.	1,150	12,995
Flaherty & Crumrine Total Return Fund, Inc.	600	12,888
BlackRock Floating Rate Income Trust	900	12,699
Goldman Sachs MLP Energy and Renaissance Fund	1,800	12,510
Cohen & Steers Total Return Realty Fund, Inc.	1,000	12,460
Nuveen Short Duration Credit Opportunities Fund	700	12,166
Legg Mason BW Global Income Opportunities Fund, Inc.	900	12,096
Eaton Vance Tax-Managed Buy-Write Income Fund	700	11,725
Cohen & Steers Infrastructure Fund, Inc.	500	11,500
Total Closed-End Funds
(Cost $505,138)		556,651

MONEY MARKET FUND† - 1.3%
Goldman Sachs Financial Square Treasury Instruments Fund 0.86%[2]	91,003	91,003
Total Money Market Fund
(Cost $91,003)		91,003

Total Investments - 99.0%
(Cost $5,490,772)		$5,963,792
Other Assets & Liabilities, net - 1.0%		52,475
Total Net Assets - 100.0%		$6,016,267

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of September 30, 2017.

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$556,651	$—	$—	$556,651
Exchange-Traded Funds	612,720	—	—	612,720
Money Market Fund	91,003	—	—	91,003
Mutual Funds	4,703,418	—	—	4,703,418
Total Assets	$5,963,792	$—	$—	$5,963,792

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Affiliated issuers by Fund	Value 09/30/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income	Capital Gain Distributions
Guggenheim High Yield Fund - Institutional Class	$1,189,250	$850,582	$(51,496)	$286	$50,273	$2,038,895	217,366	$110,046	$—
Guggenheim Investment Grade Bond Fund - Institutional Class	1,106,383	40,263	(735,007)	(163)	(4,130)	407,346	21,995	25,425	—
Guggenheim Limited Duration Fund - Institutional Class	382,050	1,223,094	(8,000)	222	8,478	1,605,844	64,621	36,190	—
Guggenheim Risk Managed Real Estate Fund - Institutional Class	262,695	12,280	—	—	8,384	283,359	9,433	5,856	6,424
Guggenheim S&P High Income Infrastructure ETF	565,983	—	—	—	46,737	612,720	21,275	28,930	—
Guggenheim World Equity Income Fund - Institutional Class	327,003	9,238	—	—	31,733	367,974	24,964	9,282	—
Guggenheim Floating Rate Strategies Fund - Institutional Class	1,155,330	1,822	(1,158,039)	29,329	(28,442)	—	—	2,027	—
	$4,988,694	$2,137,279	$(1,952,542)	$29,674	$113,033	$5,316,138		$217,756	$6,424

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $596,141)	$647,654
Investments in affiliated issuers, at value (cost $4,894,631)	5,316,138
Prepaid expenses	37,594
Receivables:
Investment adviser	26,917
Dividends	17,318
Interest	41
Total assets	6,045,662

Liabilities:
Payable for:
Securities purchased	16,255
Transfer agent/maintenance fees	4,591
Professional fees	4,310
Distribution and service fees	166
Trustees’ fees*	36
Miscellaneous	4,037
Total liabilities	29,395
Net assets	$6,016,267

Net assets consist of:
Paid in capital	$5,483,537
Undistributed net investment income	20,966
Accumulated net realized gain on investments	38,744
Net unrealized appreciation on investments	473,020
Net assets	$6,016,267

A-Class:
Net assets	$137,545
Capital shares outstanding	4,988
Net asset value per share	$27.58
Maximum offering price per share (Net asset value divided by 96.0%)	$28.73

C-Class:
Net assets	$136,602
Capital shares outstanding	4,956
Net asset value per share	$27.56

P-Class:
Net assets	$123,143
Capital shares outstanding	4,465
Net asset value per share	$27.58

Institutional Class:
Net assets	$5,618,977
Capital shares outstanding	203,689
Net asset value per share	$27.59

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $32)	$35,116
Dividends from securities of affiliated issuers	217,756
Interest	215
Total investment income	253,087

Expenses:
Management fees	43,343
Distribution and service fees:
A-Class	342
C-Class	1,274
P-Class	293
Recoupment of previously waived fees:
A-Class	262
C-Class	239
P-Class	182
Institutional Class	8,604
Transfer agent/maintenance fees:
A-Class	545
C-Class	668
P-Class	479
Institutional Class	15,498
Registration fees	78,860
Fund accounting/administration fees	24,999
Professional fees	20,474
Trustees’ fees*	7,001
Line of credit fees	1,427
Custodian fees	896
Miscellaneous	18,526
Total expenses	223,912
Less:
Expenses waived by Adviser	(70,397)
Expenses reimbursed by Adviser:
A-Class	(2,872)
C-Class	(2,953)
P-Class	(2,537)
Institutional Class	(108,848)
Total waived/reimbursed expenses	(187,607)
Net expenses	36,305
Net investment income	216,782

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	41,775
Investments in affiliated issuers	29,674
Realized gain distributions received from investment company shares	6,424
Net realized gain	77,873
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,988)
Investments in affiliated issuers	113,033
Net change in unrealized appreciation (depreciation)	111,045
Net realized and unrealized gain	188,918
Net increase in net assets resulting from operations	$405,700

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Increase in Net Assets from Operations:
Net investment income	$216,782	$159,987
Net realized gain on investments	77,873	50,887
Net change in unrealized appreciation (depreciation) on investments	111,045	361,975
Net increase in net assets resulting from operations	405,700	572,849

Distributions to shareholders from:
Net investment income
A-Class	(4,691)	(3,059)
C-Class	(3,496)	(2,279)
P-Class	(4,011)	(2,744)
Institutional Class	(198,735)	(136,669)
Net realized gains
A-Class	(2,257)	—
C-Class	(1,912)	—
P-Class	(1,799)	—
Institutional Class	(84,531)	—
Total distributions to shareholders	(301,432)	(144,751)

Capital share transactions:
Proceeds from sale of shares
A-Class	17,750	119,796
C-Class	11,405	107,000
P-Class	11,813	100,100
Institutional Class	—	4,700,000
Distributions reinvested
A-Class	6,948	3,059
C-Class	5,408	2,279
P-Class	5,810	2,744
Institutional Class	283,266	136,669
Cost of shares redeemed
A-Class	(21,762)	(91)
C-Class	(338)	—
P-Class	(7,955)	—
Institutional Class	—	—
Net increase from capital share transactions	312,345	5,171,556
Net increase in net assets	416,613	5,599,654

Net assets:
Beginning of period	5,599,654	—
End of period	$6,016,267	$5,599,654
Undistributed net investment income at end of period	$20,966	$13,621

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Capital share activity:
Shares sold
A-Class	655	4,757
C-Class	421	4,260
P-Class	430	4,004
Institutional Class	—	188,000
Shares issued from reinvestment of distributions
A-Class	258	116
C-Class	201	87
P-Class	215	104
Institutional Class	10,492	5,197
Shares redeemed
A-Class	(794)	(4)
C-Class	(13)	—
P-Class	(288)	—
Net increase in shares	11,577	206,521

[a]	Since commencement of operations: January 29, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.96	.76
Net gain (loss) on investments (realized and unrealized)	.89	2.03
Total from investment operations	1.85	2.79
Less distributions from:
Net investment income	(.95)	(.67)
Net realized gains	(.44)	—
Total distributions	(1.39)	(.67)
Net asset value, end of period	$27.58	$27.12

Total Return[f]	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.53%	4.35%
Total expenses[c]	4.16%	3.31%
Net expenses[d,e]	0.85%[g]	0.77%
Portfolio turnover rate	44%	83%

C-Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.76	.63
Net gain (loss) on investments (realized and unrealized)	.87	2.03
Total from investment operations	1.63	2.66
Less distributions from:
Net investment income	(.74)	(.55)
Net realized gains	(.44)	—
Total distributions	(1.18)	(.55)
Net asset value, end of period	$27.56	$27.11

Total Return[f]	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137	$118
Ratios to average net assets:
Net investment income (loss)	2.78%	3.58%
Total expenses[c]	5.13%	4.05%
Net expenses[d,e]	1.60%[g]	1.52%
Portfolio turnover rate	44%	83%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.95	.74
Net gain (loss) on investments (realized and unrealized)	.89	2.05
Total from investment operations	1.84	2.79
Less distributions from:
Net investment income	(.93)	(.68)
Net realized gains	(.44)	—
Total distributions	(1.37)	(.68)
Net asset value, end of period	$27.58	$27.11

Total Return[f]	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.51%	4.32%
Total expenses[c]	4.23%	3.21%
Net expenses[d,e]	0.85%[g]	0.80%
Portfolio turnover rate	44%	83%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.03	.79
Net gain (loss) on investments (realized and unrealized)	.89	2.04
Total from investment operations	1.92	2.83
Less distributions from:
Net investment income	(1.00)	(.72)
Net realized gains	(.44)	—
Total distributions	(1.44)	(.72)
Net asset value, end of period	$27.59	$27.11

Total Return[f]	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.78%	4.57%
Total expenses[c]	3.83%	2.93%
Net expenses[d,e]	0.59%[g]	0.54%
Portfolio turnover rate	44%	83%

[a]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/17	09/30/16
A-Class	0.82%	0.76%
C-Class	1.57%	1.52%
P-Class	0.82%	0.79%
Institutional Class	0.57%	0.54%

[f]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[g]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is 0.19% for A-Class, 0.19% for C-Class, 0.16% for P-Class, and 0.16% Institutional Class.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, Guggenheim High Yield Bond Fund returned 9.11%1, compared with the 8.88% return of its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index. Within the index, BB rated bonds returned 7.36%, B rated bonds returned 8.24%, and CCC bonds returned 14.40%.

The Fund outperformed the broader market from the beginning of the fourth quarter 2016. High-yield bonds delivered a year of positive returns amid tighter spreads and improving credit conditions. The market was on an upward trajectory throughout the period, similar to equity markets. However, there were a few pauses along the way due to the possibility of interest rate hikes and geopolitical concerns where we added to credits that we are comfortable with at lower levels. The strengthening economy and the unabated investor need for income continues to underpin positive performance in high yield.

Fund performance for the period was primarily a result of a stable and consistent credit selection process, as Guggenheim’s bottom-up, fundamental approach seeks the construction of portfolios that produce solid yield while at the same being defensively positioned. The portfolio has maintained a defensive stance to interest rate volatility with an underweight to duration. A sizable allocation to bank loans that are senior in the capital structure relative to most high yield bonds reduced volatility in returns. We believe credit selection will become increasingly important through the end of the year and expect the Fund to perform well in this type of environment.

The Fund’s allocation to B credits is its largest and the Fund has incrementally added to exposure, versus CCC credits. The Fund maintains a sizeable exposure to BB credits as well. Our research indicates that BB rated bonds have performed very well versus other fixed income areas, as the Federal Reserve tightens. At the end of the period, the Fund was positioned up in quality and exposure to CCC-rated credit was moderated.

The Fund has been positioned conservatively in terms of duration, with higher exposure to short-dated bonds and to floating rate securities (bank loans), which diversifies sources of return and may decrease volatility. Beginning with the post-election rally, bank loan exposure detracted from performance, even though bank loans performed well on a risk-adjusted basis, although not as vigorous in absolute terms. The combination of rising LIBOR rates and spread tightening could cause loan coupons to approach those of high yield bonds, as they have converged in each of the past three tightening cycles.

Exposure to strong energy and consumer non-cyclical issuers contributed to performance for the period. Within Energy, the fund was overweight midstream relative to E&P and oil field services companies as midstream is less susceptible to changes in underlying commodity prices, which contributed to outperformance. We continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. Companies with strong cash flows, recurring revenue streams, and high-quality margins should remain the focus in the later stages of the credit cycle. The default rate continues to decline, supported by improving corporate fundamentals and excluding commodity sectors, default rates for high-yield bonds remain near post-crisis lows.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	0.1%
AA	0.1%
A	0.1%
BBB	4.9%
BB	41.6%
B	41.0%
CCC	6.4%
NR2	3.6%
Other Instruments	2.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
Vector Group Ltd., 6.13%	1.7%
MDC Partners, Inc., 6.50%	1.6%
SFR Group S.A., 7.38%	1.4%
Unit Corp., 6.63%	1.4%
Eldorado Gold Corp., 6.13%	1.3%
Terraform Global Operating LLC, 9.75%	1.3%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 8.50%	1.3%
Valeant Pharmaceuticals International, Inc., 7.00%	1.2%
EIG Investors Corp., 10.88%	1.2%
DISH DBS Corp., 5.88%	1.2%
Top Ten Total	13.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares	9.11%	7.00%	7.39%
A-Class Shares with sales charge†	4.70%	5.95%	6.87%
C-Class Shares	8.38%	6.21%	6.61%
C-Class Shares with CDSC§	7.38%	6.21%	6.61%
Bloomberg Barclays U.S. Corporate High Yield Index	8.88%	6.36%	7.84%
	1 Year	5 Year	Since Inception (07/11/08)
Institutional Class Shares	9.56%	7.30%	8.83%
Bloomberg Barclays U.S. Corporate High Yield Index	8.88%	6.36%	9.03%
		1 Year	Since Inception (05/01/15)
P-Class Shares		9.24%	6.36%
Bloomberg Barclays U.S. Corporate High Yield Index		8.88%	6.10%
			Since Inception (05/15/17)
R6-Class Shares			2.49%
Bloomberg Barclays U.S. Corporate High Yield Index			7.15%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†
Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	September 30, 2017
HIGH YIELD FUND

	Shares	Value

COMMON STOCKS† - 0.5%

Energy - 0.3%
SandRidge Energy, Inc.*	51,923	$1,043,132
Approach Resources, Inc.*	51,060	128,161
Titan Energy LLC*	17,186	77,337
Stallion Oilfield Holdings Ltd.*,†††	8,257	5,161
Total Energy		1,253,791

Consumer, Cyclical - 0.1%
Metro-Goldwyn-Mayer, Inc.*,††	7,040	673,644

Technology - 0.1%
Aspect Software Parent, Inc.*,†††,1,2	64,681	666,215

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc*,†††,1,2	13,240	19,667
Crimson Wine Group Ltd.*	8	86
Total Consumer, Non-cyclical		19,753

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	2,107	16,329

Diversified - 0.0%
Leucadia National Corp.	81	2,045

Total Common Stocks
(Cost $4,151,825)		2,631,777

PREFERRED STOCKS†† - 0.5%
Financial - 0.3%
Morgan Stanley 6.38%[4,12]	46,000	1,303,640
Aspen Insurance Holdings Ltd. 5.95%[4,12]	12,000	334,320
Total Financial		1,637,960

Industrial - 0.2%
Seaspan Corp. 6.38% due 04/30/19	36,120	936,230
U.S. Shipping Corp.*	14,718	15,454
Total Industrial		951,684

Communications - 0.0%
Medianews Group, Inc.*	11,074	254,702
Total Preferred Stocks
(Cost $2,894,608)		2,844,346

WARRANTS† - 0.0%
Comstock Resources, Inc.
$0.01, 09/06/18††	9,075	55,086
SandRidge Energy, Inc.
$41.34, 10/04/22	488	366
SandRidge Energy, Inc.
$42.03, 10/04/22	205	141
Total Warrants
(Cost $108,149)		55,593

EXCHANGE-TRADED FUNDS† - 1.3%
SPDR Bloomberg Barclays High Yield Bond ETF	159,765	5,962,429
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	44,814	1,253,448
Total Exchange-Traded Funds
(Cost $7,156,157)		7,215,877

MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[5]	1,425,125	1,425,125
Total Money Market Fund
(Cost $1,425,125)		1,425,125

	Face Amount~

CORPORATE BONDS†† - 72.7%
Communications - 16.0%
DISH DBS Corp.
5.88% due 11/15/24	6,350,000	6,655,593
7.75% due 07/01/26	2,725,000	3,128,763
5.88% due 07/15/22	700,000	743,750
SFR Group S.A.
7.38% due 05/01/26[6]	7,200,000	7,775,999
6.25% due 05/15/24[6]	1,050,000	1,108,800
6.00% due 05/15/22[6]	400,000	418,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13% due 05/01/27	4,550,000	4,612,563
5.00% due 02/01/28	3,500,000	3,487,925
5.88% due 04/01/24	1,000,000	1,061,250
MDC Partners, Inc.
6.50% due 05/01/24[6]	8,880,000	8,946,600
EIG Investors Corp.
10.88% due 02/01/24	6,100,000	6,710,000
CSC Holdings LLC
5.25% due 06/01/24	2,050,000	2,073,063
6.75% due 11/15/21	1,750,000	1,933,750
6.63% due 10/15/25[6]	1,100,000	1,204,500
5.50% due 04/15/27[6]	550,000	572,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	5,294,000	5,221,207
Cengage Learning, Inc.
9.50% due 06/15/24[6]	5,500,000	4,784,999
Sirius XM Radio, Inc.
5.00% due 08/01/27[6]	2,350,000	2,397,000
5.38% due 07/15/26[6]	1,350,000	1,420,875
5.38% due 04/15/25[6]	575,000	606,625
Inmarsat Finance plc
4.88% due 05/15/22[6]	2,950,000	3,009,000

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

Sprint Communications, Inc.
7.00% due 03/01/20[6]		1,375,000	$1,503,906
9.00% due 11/15/18[6]		1,000,000	1,074,170
Virgin Media Secured Finance plc
5.00% due 04/15/27	GBP	1,600,000	2,204,351
5.25% due 01/15/26[6]		250,000	260,313
Midcontinent Communications / Midcontinent Finance Corp.
6.88% due 08/15/23[6]		1,950,000	2,101,125
Zayo Group LLC / Zayo Capital, Inc.
5.75% due 01/15/27[6]		1,975,000	2,093,500
Altice Financing S.A.
6.63% due 02/15/23[6]		1,700,000	1,802,000
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20% due 03/15/28		1,300,000	1,315,477
Nokia Oyj
4.38% due 06/12/27		1,200,000	1,234,500
Ziggo Secured Finance BV
5.50% due 01/15/27[6]		1,125,000	1,152,776
Videotron Ltd.
5.13% due 04/15/27[6]		1,100,000	1,143,670
T-Mobile USA, Inc.
6.63% due 04/01/23		1,050,000	1,105,146
Virgin Media Finance plc
6.38% due 04/15/23[6]		850,000	887,188
AMC Networks, Inc.
4.75% due 08/01/25		875,000	883,750
TIBCO Software, Inc.
11.38% due 12/01/21[6]		800,000	876,000
VeriSign, Inc.
4.75% due 07/15/27		775,000	798,250
EW Scripps Co.
5.13% due 05/15/25[6]		750,000	765,000
Level 3 Financing, Inc.
5.25% due 03/15/26		550,000	563,580
Match Group, Inc.
6.38% due 06/01/24		500,000	544,375
Anixter, Inc.
5.50% due 03/01/23		500,000	543,750
Total Communications			90,725,089

Financial - 10.8%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.88% due 04/15/22[6]		3,865,000	3,884,325
7.38% due 04/01/20[6]		3,600,000	3,712,500
7.25% due 08/15/24[6]		2,500,000	2,506,250
7.50% due 04/15/21[6]		1,800,000	1,863,000
FBM Finance, Inc.
8.25% due 08/15/21[6]		6,052,000	6,475,640
GEO Group, Inc.
5.88% due 10/15/24		2,000,000	2,084,999
5.88% due 01/15/22		1,750,000	1,813,438
6.00% due 04/15/26		900,000	946,125
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		4,225,000	4,351,750
Kennedy-Wilson, Inc.
5.88% due 04/01/24		4,190,000	4,315,700
Citigroup, Inc.
6.25%[4,12]		1,900,000	2,137,499
5.95%[4,12]		850,000	919,063
6.30%[4,12]		700,000	759,500
Greystar Real Estate Partners LLC
8.25% due 12/01/22[6]		3,189,000	3,404,258
NewStar Financial, Inc.
7.25% due 05/01/20		3,050,000	3,141,500
American Equity Investment Life Holding Co.
5.00% due 06/15/27		2,050,000	2,124,565
JPMorgan Chase & Co.
6.13%[4,12]		1,250,000	1,376,563
6.00%[4,7,12]		500,000	543,750
Lincoln Finance Ltd.
7.38% due 04/15/21[6]		1,700,000	1,789,250
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[6]		1,700,000	1,757,375
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[6]		1,520,000	1,558,000
Goldman Sachs Group, Inc.
5.30% (3 Month USD LIBOR + 383 bps) [3,4]		1,100,000	1,181,125
iStar, Inc.
4.63% due 09/15/20		575,000	587,938
5.25% due 09/15/22		575,000	583,625
NFP Corp.
6.88% due 07/15/25[6]		1,000,000	1,015,000
Capital One Financial Corp.
3.75% due 07/28/26[7]		900,000	891,296
USIS Merger Sub, Inc.
6.88% due 05/01/25[6]		800,000	815,000
PNC Financial Services Group, Inc.
5.00%[4,7,12]		750,000	785,625
Bank of America Corp.
6.10%[4,12]		700,000	771,750
SBA Communications Corp.
4.00% due 10/01/22		700,000	703,500
Wilton Re Finance LLC
5.88%[6,12]		650,000	685,750
Hospitality Properties Trust
4.95% due 02/15/27[7]		500,000	523,825
EPR Properties
5.75% due 08/15/22		450,000	498,051
Compass Bank
3.88% due 04/10/25		450,000	449,056
Majid AL Futtaim Holding
7.12%[4]		300,000	311,633
Wells Fargo & Co.
5.90%[4,12]		250,000	272,188
Total Financial			61,540,412

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

Energy - 10.1%
Unit Corp.
6.63% due 05/15/21		7,750,000	$7,769,374
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21		7,000,000	7,227,499
QEP Resources, Inc.
5.25% due 05/01/23		1,950,000	1,896,375
5.38% due 10/01/22		1,625,000	1,596,563
6.88% due 03/01/21		650,000	684,125
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.
7.88% due 12/15/24		3,590,000	3,877,199
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25		2,925,000	3,027,375
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[6]		2,699,000	2,796,839
Comstock Resources, Inc.
10.00% due 03/15/20		2,700,000	2,686,500
CONSOL Energy, Inc.
8.00% due 04/01/23		1,300,000	1,381,328
5.88% due 04/15/22		1,050,000	1,060,500
Antero Resources Corp.
5.63% due 06/01/23		1,000,000	1,042,500
5.13% due 12/01/22		975,000	996,938
5.00% due 03/01/25		350,000	355,250
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27		1,200,000	1,236,000
5.88% due 03/31/25		1,000,000	1,076,250
Sabine Pass Liquefaction LLC
6.25% due 03/15/22[7]		1,861,000	2,093,149
NGPL PipeCo LLC
4.88% due 08/15/27[6]		1,750,000	1,833,738
Gibson Energy, Inc.
5.25% due 07/15/24[6]	CAD	2,250,000	1,798,565
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00% due 02/15/25[6]		1,350,000	1,051,313
6.38% due 06/15/23		650,000	399,750
Pattern Energy Group, Inc.
5.88% due 02/01/24[6]		1,375,000	1,450,625
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21		1,090,000	689,425
8.00% due 12/01/20		965,000	665,850
TerraForm Power Operating LLC
6.37% due 02/01/23[6,8]		1,250,000	1,300,000
Callon Petroleum Co.
6.13% due 10/01/24		1,050,000	1,086,750
Murphy Oil USA, Inc.
5.63% due 05/01/27		1,000,000	1,075,000
PDC Energy, Inc.
7.75% due 10/15/22		1,000,000	1,041,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25		1,000,000	1,015,000
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.75% due 04/01/25		700,000	714,875
6.25% due 04/01/23		250,000	257,813
NuStar Logistics, LP
5.63% due 04/28/27		550,000	580,250
6.75% due 02/01/21		250,000	270,625
Murphy Oil Corp.
5.75% due 08/15/25		625,000	643,688
Trinidad Drilling Ltd.
6.63% due 02/15/25[6]		625,000	584,375
Whiting Petroleum Corp.
5.75% due 03/15/21[7]		250,000	245,625
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[9]		1,750,000	87,500
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[9,10]		217,167	21,717
SandRidge Energy, Inc.
7.50% due 03/15/21[9]		250,000	25
Total Energy			57,617,523

Consumer, Non-cyclical - 9.6%
Vector Group Ltd.
6.13% due 02/01/25[6]		9,535,000	9,868,725
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[6]		6,400,000	6,832,576
6.50% due 03/15/22[6]		1,300,000	1,374,750
Tenet Healthcare Corp.
7.50% due 01/01/22		3,015,000	3,192,131
5.13% due 05/01/25		2,600,000	2,564,250
4.63% due 07/15/24		1,350,000	1,337,796
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22		5,125,000	5,317,187
WEX, Inc.
4.75% due 02/01/23[6]		3,030,000	3,105,749
Post Holdings, Inc.
5.50% due 03/01/25[6]		2,700,000	2,801,250
HCA, Inc.
5.50% due 06/15/47		1,500,000	1,554,375
5.88% due 02/15/26		750,000	805,313
4.50% due 02/15/27		300,000	306,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[6]		2,477,000	2,507,963
Halyard Health, Inc.
6.25% due 10/15/22		1,800,000	1,878,750
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[6]		1,470,000	1,477,350
Central Garden & Pet Co.
6.13% due 11/15/23		1,350,000	1,437,750

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

Avantor, Inc.
4.75% due 10/01/24	EUR	1,150,000	$1,383,384
Beverages & More, Inc.
11.50% due 06/15/22[6]		1,400,000	1,312,500
AMN Healthcare, Inc.
5.13% due 10/01/24[6]		950,000	984,438
Nielsen Company Luxembourg SARL
5.00% due 02/01/25[6]		900,000	937,125
Albertsons Companies LLC / Safeway Incorporated / New Albertson’s Inc / Albertson’s LLC
6.63% due 06/15/24		925,000	863,719
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[6]		800,000	832,000
Acadia Healthcare Company, Inc.
6.50% due 03/01/24		600,000	644,250
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
5.88% due 10/15/24[6]		590,000	618,025
DaVita, Inc.
5.00% due 05/01/25		450,000	443,943
Total Consumer, Non-cyclical			54,382,049

Consumer, Cyclical - 8.1%
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22[7]		5,443,000	5,279,709
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21		2,606,000	2,527,820
6.75% due 06/15/23		2,600,000	2,509,000
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[6]		3,693,000	3,729,930
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[6]		3,000,000	3,123,750
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27		1,800,000	1,782,000
5.75% due 03/01/25		1,350,000	1,336,500
Delphi Jersey Holdings plc
5.00% due 10/01/25[6]		2,850,000	2,899,875
Carrols Restaurant Group, Inc.
8.00% due 05/01/22[6]		2,550,000	2,709,375
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[7]		1,900,000	1,876,250
5.88% due 11/15/26		500,000	493,125
Nathan’s Famous, Inc.
10.00% due 03/15/20[6]		2,200,000	2,299,000
WMG Acquisition Corp.
6.75% due 04/15/22[6]		2,000,000	2,102,500
Tesla, Inc.
5.30% due 08/15/25[6,7]		2,100,000	2,047,500
L Brands, Inc.
6.75% due 07/01/36		1,050,000	1,015,665
7.60% due 07/15/37		700,000	700,000
Lithia Motors, Inc.
5.25% due 08/01/25[6]		1,480,000	1,537,350
Interval Acquisition Corp.
5.63% due 04/15/23		1,331,000	1,370,930
Suburban Propane Partners, LP / Suburban Energy Finance Corp.
5.50% due 06/01/24		1,200,000	1,206,000
PetSmart, Inc.
5.88% due 06/01/25[6]		1,250,000	1,090,625
CalAtlantic Group, Inc.
5.00% due 06/15/27		980,000	990,413
TVL Finance plc
8.50% due 05/15/23	GBP	630,000	932,227
Wabash National Corp.
5.50% due 10/01/25[6]		750,000	764,063
Reliance Intermediate Holdings, LP
6.50% due 04/01/23[6]		625,000	664,063
Allison Transmission, Inc.
4.75% due 10/01/27[6]		600,000	604,500
QVC, Inc.
4.85% due 04/01/24		400,000	414,248
Total Consumer, Cyclical			46,006,418

Industrial - 5.0%
Novelis Corp.
5.88% due 09/30/26[6]		2,600,000	2,639,000
6.25% due 08/15/24[6]		2,300,000	2,398,210
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[6]		4,425,000	4,801,124
Amsted Industries, Inc.
5.38% due 09/15/24[6]		3,898,000	4,097,773
5.00% due 03/15/22[6]		500,000	516,250
Tutor Perini Corp.
6.88% due 05/01/25[6]		2,800,000	3,038,000
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[6]		1,730,000	1,915,975
BWAY Holding Co.
5.50% due 04/15/24[6]		1,500,000	1,567,500
Standard Industries, Inc.
5.50% due 02/15/23[6]		1,150,000	1,217,563
5.00% due 02/15/27[6]		300,000	312,750
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22		1,050,000	1,181,250
Ardagh Packaging Finance plc
6.75% due 05/15/24	EUR	850,000	1,120,059
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxemburg
5.75% due 10/15/20		800,000	814,040
Infor US, Inc.
5.75% due 05/15/22	EUR	550,000	678,747

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

Actuant Corp.
5.63% due 06/15/22		600,000	$615,750
Wrangler Buyer Corp.
6.00% due 10/01/25[6]		540,000	549,450
Multi-Color Corp.
4.88% due 11/01/25[6]		440,000	444,818
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[6]		375,000	411,326
Reynolds Group Issuer
6.88% due 02/15/21		259,254	265,736
Total Industrial			28,585,321

Basic Materials - 4.9%
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[6,7]		4,925,000	5,577,563
6.75% due 09/30/24[6]		2,600,000	2,879,500
Eldorado Gold Corp.
6.13% due 12/15/20[6]		7,460,000	7,581,225
Constellium N.V.
7.88% due 04/01/21[6]		2,200,000	2,332,000
Kaiser Aluminum Corp.
5.88% due 05/15/24		1,750,000	1,872,500
Yamana Gold, Inc.
4.95% due 07/15/24		1,625,000	1,665,625
GCP Applied Technologies, Inc.
9.50% due 02/01/23[6]		1,248,000	1,410,240
Commercial Metals Co.
5.38% due 07/15/27		1,025,000	1,076,250
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[6]		900,000	954,900
PQ Corp.
6.75% due 11/15/22[6]		800,000	866,000
Valvoline, Inc.
4.38% due 08/15/25		700,000	713,125
Clearwater Paper Corp.
5.38% due 02/01/25[6]		600,000	597,000
Mirabela Nickel Ltd.
2.37% due 06/24/19		278,115	25,030
Total Basic Materials			27,550,958

Utilities - 3.7%
Terraform Global Operating LLC
9.75% due 08/15/22[6]		6,800,000	7,548,000
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6]		5,640,000	5,922,000
AES Corp.
6.00% due 05/15/26		2,900,000	3,121,125
5.13% due 09/01/27		700,000	717,500
4.88% due 05/15/23		350,000	360,500
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25		2,200,000	2,260,500
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27		1,250,000	1,278,125
Total Utilities			21,207,750

Technology - 3.1%
Micron Technology, Inc.
7.50% due 09/15/23[7]		1,860,000	2,066,925
5.25% due 08/01/23		1,950,000	2,033,850
5.25% due 01/15/24[6]		750,000	789,375
First Data Corp.
5.75% due 01/15/24[6]		3,000,000	3,138,750
5.00% due 01/15/24[6]		850,000	882,555
7.00% due 12/01/23[6]		350,000	373,730
NCR Corp.
6.38% due 12/15/23		2,350,000	2,506,510
Epicor Software
9.58% (3 Month USD LIBOR + 825 bps) due 06/21/23†††,1,3		2,000,000	1,954,000
Open Text Corp.
5.88% due 06/01/26[6]		750,000	823,125
Ascend Learning LLC
6.88% due 08/01/25[6]		650,000	685,750
Infor US, Inc.
6.50% due 05/15/22		600,000	622,122
Oracle Corp.
3.85% due 07/15/36[7]		550,000	569,217
CDK Global, Inc.
4.88% due 06/01/27		550,000	565,125
Microsoft Corp.
4.20% due 11/03/35		450,000	500,286
Total Technology			17,511,320

Banks & Credit - 0.5%
UPCB Finance VII LTD
3.62% due 06/15/29	EUR	2,600,000	3,042,194

Asset Backed - 0.5%
Virgin Media Finance plc
5.00% due 04/15/27	GBP	2,000,000	2,755,438

Diversified - 0.4%
HRG Group, Inc.
7.88% due 07/15/19		2,035,000	2,075,700
Total Corporate Bonds
(Cost $405,538,419)			413,000,172

SENIOR FLOATING RATE INTERESTS††,3 - 28.6%
Industrial - 6.4%
Resource Label Group LLC
5.83% (3 Month USD LIBOR + 450 bps) due 05/26/23		1,883,735	1,876,671
9.83% (3 Month USD LIBOR + 850 bps) due 11/26/23		1,500,000	1,494,375
Diversitech Holdings, Inc.
8.84% (1 Month USD LIBOR + 750 bps) due 06/02/25		2,650,000	2,669,874

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

Pregis Holding I Corp.
4.83% (3 Month USD LIBOR + 350 bps) due 05/20/21		2,342,454	$2,336,597
Hayward Industries, Inc.
9.49% (1 Month USD LIBOR + 825 bps) due 08/04/25		2,325,000	2,301,750
RING Container Technologies Group LLC
2.75% (3 Month USD LIBOR + 275 bps) due 09/28/24[14]		1,725,000	1,729,313
Arctic Long Carriers
5.74% (1 Month USD LIBOR + 450 bps) due 05/18/23		1,546,125	1,556,762
Advanced Integration Technology LP
5.99% (1 Month USD LIBOR + 475 bps) due 04/03/23		1,517,873	1,510,283
DAE Aviation
4.99% (1 Month USD LIBOR + 375 bps) due 07/07/22		1,446,310	1,456,550
Hanjin International Corp.
2.50% (3 Month USD LIBOR + 95 bps) due 09/20/20		1,450,000	1,450,000
CPG International LLC
5.08% (3 Month USD LIBOR + 375 bps) due 05/05/24		1,293,500	1,301,584
VC GB Holdings, Inc.
4.99% (1 Month USD LIBOR + 375 bps) due 02/28/24		1,243,875	1,254,759
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 375 bps) due 09/30/24		1,233,333	1,239,500
Wrangler Buyer Corp.
3.00% (3 Month USD LIBOR + 300 bps) due 09/27/24[14]		1,200,000	1,205,496
Milacron LLC
4.24% (1 Month USD LIBOR + 300 bps) due 09/28/23		1,191,000	1,195,466
ProAmpac PG Borrower LLC
5.28% (3 Month USD LIBOR + 800 bps) and (1 Month USD LIBOR + 400 bps) due 11/20/23[15]		826,299	833,017
9.82% (3 Month USD LIBOR + 850 bps) due 11/18/24		350,000	354,813
Imagine Print Solutions LLC
6.09% (3 Month USD LIBOR + 475 bps) due 06/21/22		1,094,500	1,094,500
HD Supply Waterworks Ltd.
4.46% (6 Month USD LIBOR + 300 bps) due 08/01/24		1,050,000	1,051,313
Dimora Brands, Inc.
5.24% (3 Month USD LIBOR + 400 bps) due 08/24/24		1,000,000	1,002,500
Pexco LLC
4.81% (3 Month USD LIBOR + 350 bps) due 05/08/24		997,500	995,006
SRS Distribution, Inc.
9.99% (1 Month USD LIBOR + 875 bps) due 02/24/23		950,000	972,563
American Bath Group LLC
6.58% (3 Month USD LIBOR + 525 bps) due 09/30/23		942,857	945,214
Bioplan USA, Inc.
5.99% (1 Month USD LIBOR + 475 bps) due 09/23/21		786,133	779,749
Optiv, Inc.
4.56% (3 Month USD LIBOR + 325 bps) due 02/01/24		827,853	776,112
ICSH Parent, Inc.
5.32% (3 Month USD LIBOR + 400 bps) due 04/29/24		670,059	673,410
ILPEA Parent, Inc.
6.74% (1 Month USD LIBOR + 550 bps) due 03/02/23		645,938	647,552
CPM Holdings, Inc.
5.49% (3 Month USD LIBOR + 425 bps) due 04/11/22		579,924	585,242
Consolidated Container Co. LLC
4.74% (1 Month USD LIBOR + 350 bps) due 05/22/24		500,000	502,710
Hardware Holdings LLC
7.83% (3 Month USD LIBOR + 650 bps) due 03/30/20		499,500	484,515
BWAY Holding Co.
4.48% (1 Month USD LIBOR + 325 bps) due 04/03/24		399,000	399,926
Kuehg Corp. - Kindercare
5.08% (3 Month LIBOR + 375 bps) due 08/12/22		320,000	318,602
Wencor Group
4.74% (1 Month LIBOR + 350 bps) due 06/19/19†††,1		102,308	98,187
NANA Development Corp.
8.08% (3 Month USD LIBOR + 675 bps) due 03/15/18		3,361	3,294
Total Industrial			37,097,205

Consumer, Non-cyclical - 5.4%
CTI Foods Holding Co. LLC
4.74% (1 Month USD LIBOR + 350 bps) due 06/29/20		1,840,000	1,655,999
8.49% (1 Month USD LIBOR + 725 bps) due 06/28/21		590,000	472,738
Immucor, Inc.
6.24% (1 Month USD LIBOR + 500 bps) due 06/15/21		2,094,750	2,123,552
American Seafoods Group LLC / American Seafoods Finance, Inc.
4.56% (3 Month USD LIBOR + 325 bps) and (1 Month USD LIBOR + 325 bps) due 08/21/23[15]		1,800,000	1,802,249
Valeo Foods Group Ltd.
3.75% (3 Month EURIBOR + 375 bps) due 08/19/24[13]	EUR	1,200,000	1,417,392

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

Alegeus Technologies LLC
6.33% (3 Month USD LIBOR + 500 bps) due 04/28/23†††,1		1,396,500	$1,383,528
Endo Luxembourg Finance Co.
5.50% (1 Month USD LIBOR + 425 bps) due 04/29/24		1,296,750	1,308,097
Albertson’s LLC
3.99% (1 Month USD LIBOR + 275 bps) due 08/25/21		1,256,432	1,210,296
Equian LLC
5.07% (3 Month USD LIBOR + 375 bps) due 05/20/24		877,213	888,178
5.06% (3 Month USD LIBOR + 375 bps) due 05/20/24		270,588	273,971
CareCore National LLC
5.24% (1 Month USD LIBOR + 400 bps) due 03/05/21		1,139,870	1,151,269
Change Healthcare Holdings, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 03/01/24		1,144,250	1,146,825
American Tire Distributors, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 09/01/21		1,125,472	1,135,320
Authentic Brands
4.50% (3 Month USD LIBOR + 350 bps) due 09/27/24		1,125,000	1,127,813
AI Aqua Zip Bidco Pty Ltd.
4.74% (1 Month USD LIBOR + 350 bps) due 12/13/23		1,100,000	1,102,750
ADMI Corp.
5.07% (3 Month USD LIBOR + 375 bps) due 04/29/22		992,386	1,001,069
Smart & Final Stores LLC
4.83% (3 Month USD LIBOR + 350 bps) due 11/15/22		1,000,000	961,560
IHC Holding Corp.
8.08% (3 Month LIBOR + 675 bps) due 04/30/21†††,1		811,022	803,754
8.07% (3 Month USD LIBOR + 675 bps) due 04/30/21†††,1		154,221	152,839
Reddy Ice Holdings, Inc.
6.88% (Commercial Prime Lending Rate + 450 bps) and (3 Month USD LIBOR + 550 bps) due 05/01/19[15]		967,832	950,411
Avantor, Inc.
5.00% (3 Month USD LIBOR + 400 bps) due 09/20/24		900,000	902,439
Project Ruby Ultimate Parent Corp.
4.99% (1 Month USD LIBOR + 375 bps) due 02/09/24		894,887	899,361
Surgery Center Holdings, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 09/02/24		875,000	867,344
Lineage Logistics LLC
4.74% (1 Month USD LIBOR + 350 bps) due 04/07/21		825,136	825,912
Arctic Glacier Group Holdings, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 03/20/24		771,125	774,981
Halyard Health
3.99% (1 Month USD LIBOR + 275 bps) due 11/01/21		675,000	680,063
JBS USA Lux SA
3.80% (3 Month USD LIBOR + 250 bps) due 10/30/22		648,375	640,270
PT Intermediate Holdings III LLC
7.74% (1 Month USD LIBOR + 650 bps) due 06/23/22†††,1		604,450	604,450
Sterigenics-Norion Holdings
4.24% (1 Month USD LIBOR + 300 bps) due 05/15/22		547,250	547,250
Give and Go Prepared Foods Corp.
5.56% (3 Month USD LIBOR + 425 bps) due 07/29/23		500,000	506,250
MPH Acquisition Holdings LLC
4.33% (3 Month USD LIBOR + 300 bps) due 06/07/23		498,420	502,004
NES Global Talent
6.81% (3 Month USD LIBOR + 550 bps) due 10/03/19		464,252	417,827
Packaging Coordinators Midco, Inc.
6.36% (3 Month USD LIBOR + 400 bps) and (Commercial Prime Lending Rate + 900 bps) due 07/01/21†††,1,15		230,769	209,111
4.25% (3 Month EURIBOR + 425 bps) due 07/01/21†††,1,13	EUR	57,692	61,787
PT Intermediate Holdings III, LLC
7.07% (1 Month USD LIBOR + 325 bps) due 06/23/22†††,1		151,667	139,207
Targus Group International, Inc.
(3 Month USD LIBOR + 450 bps) due 05/24/16†††,1,2,9		153,489	—
Total Consumer, Non-cyclical			30,647,866

Consumer, Cyclical - 4.3%
Eyemart Express
4.25% (1 Month USD LIBOR + 300 bps) due 08/04/24		2,150,000	2,143,292
Men’s Wearhouse
4.77% (3 Month USD LIBOR + 700 bps) and (1 Month USD LIBOR + 350 bps) due 06/18/21[15]		1,556,483	1,515,143
International Car Wash Group Ltd.
4.50% (3 Month USD LIBOR + 350 bps) due 10/03/24[14]		1,500,000	1,505,625
BC Equity Ventures LLC
7.74% (1 Month USD LIBOR + 650 bps) due 08/31/22		1,432,508	1,446,833
Sears Holdings Corp.
5.74% (1 Month USD LIBOR + 450 bps) due 06/30/18		1,436,978	1,417,219

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

Leslie’s Poolmart, Inc.
5.06% (3 Month USD LIBOR + 375 bps) due 08/16/23		1,240,602	$1,240,155
Truck Hero, Inc.
5.33% (3 Month USD LIBOR + 400 bps) due 04/22/24		1,125,000	1,123,121
Equinox Holdings, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 03/08/24		1,047,375	1,050,863
CH Hold Corp.
4.24% (1 Month USD LIBOR + 300 bps) due 02/01/24		1,041,250	1,049,059
BBB Industries, LLC
5.74% (1 Month USD LIBOR + 450 bps) due 11/03/21		1,023,442	1,033,677
Fitness International LLC
7.50% (Commercial Prime Lending Rate + 325 bps) due 07/01/20		1,001,295	1,005,941
Landry’s, Inc.
4.00% (3 Month USD LIBOR + 325 bps) due 10/04/23[14]		1,000,000	1,005,000
Mavis Tire
6.49% (1 Month USD LIBOR + 525 bps) due 11/02/20†††,1		931,000	922,907
Greektown Holdings LLC
4.24% (1 Month USD LIBOR + 300 bps) due 04/25/24		897,750	897,301
Talbots, Inc.
5.74% (1 Month USD LIBOR + 450 bps) due 03/19/20		901,603	865,539
Navistar Inc.
5.24% (1 Month USD LIBOR + 400 bps) due 08/07/20		786,000	789,600
Blue Nile, Inc.
7.83% (3 Month USD LIBOR + 650 bps) due 02/17/23		765,313	761,486
Accuride Corp.
8.33% (3 Month USD LIBOR + 700 bps) due 11/17/23		749,785	757,283
Belk, Inc.
6.05% (3 Month USD LIBOR + 475 bps) due 12/12/22		776,428	649,374
USIC Holding, Inc.
5.00% (3 Month USD LIBOR + 350 bps) due 12/08/23		550,912	554,124
National Vision, Inc.
6.99% (1 Month USD LIBOR + 575 bps) due 03/11/22		450,000	436,500
4.24% (1 Month USD LIBOR + 300 bps) due 03/12/21		99,229	99,435
Toys ‘R’ US, Inc.
7.75% (3 Month USD LIBOR + 675 bps) due 01/29/19		500,000	503,125
Penn Engineering & Manufacturing Corp.
3.99% (1 Month USD LIBOR + 275 bps) due 06/27/24		498,750	499,842
Acosta, Inc.
4.43% (3 Month USD LIBOR + 325 bps) and (1 Month USD LIBOR + 325 bps) due 09/26/19†††,1,15		311,111	294,630
4.48% (1 Month USD LIBOR + 325 bps) due 09/26/19†††,1		200,000	189,405
Station Casinos LLC
3.74% (1 Month USD LIBOR + 250 bps) due 06/08/23		398,995	399,103
Total Consumer, Cyclical			24,155,582

Technology - 4.0%
MRI Software LLC
7.33% (3 Month USD LIBOR + 600 bps) due 06/30/23†††,1,14		1,530,885	1,523,231
7.00% (3 Month USD LIBOR + 600 bps) due 06/30/23		696,528	689,563
7.32% (3 Month USD LIBOR + 600 bps) due 06/30/23		118,056	118,056
AVSC Holding Corp.
4.79% (3 Month USD LIBOR + 350 bps) and (2 Month USD LIBOR + 350 bps) due 04/29/24[15]		2,700,000	2,710,124
Lytx, Inc.
7.99% (1 Month USD LIBOR + 675 bps) due 08/31/23		1,894,737	1,847,895
Verisure Cayman 2
3.00% (3 Month EURIBOR + 300 bps) due 10/21/22[14]	EUR	1,400,000	1,656,272
Viewpoint, Inc.
5.70% (3 Month USD LIBOR + 425 bps) due 07/19/24		1,600,000	1,602,000
Project Alpha (Qlik)
4.81% (3 Month USD LIBOR + 350 bps) due 04/26/24		1,630,050	1,589,299
TIBCO Software, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 12/04/20		1,519,933	1,523,732
Solera LLC
4.49% (1 Month USD LIBOR + 325 bps) due 03/03/23		1,331,117	1,334,365
Advanced Computer Software
10.81% (3 Month USD LIBOR + 950 bps) due 01/31/23		800,000	739,336
6.82% (3 Month USD LIBOR + 550 bps) due 03/18/22		533,175	526,511
Planview, Inc.
6.49% (1 Month USD LIBOR + 525 bps) due 01/27/23†††,1		1,197,000	1,181,118
Cypress Intermediate Holdings III, Inc.
4.24% (1 Month USD LIBOR + 300 bps) due 04/29/24		1,147,125	1,144,831
Kronos, Inc.
4.81% (3 Month USD LIBOR + 350 bps) due 11/01/23		843,636	848,082

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~		Value

EIG Investors Corp.
5.32% (3 Month USD LIBOR + 400 bps) due 02/09/23		839,720	$847,664
QuintilesIMS, Inc.
3.32% (3 Month USD LIBOR + 200 bps) due 01/17/25		700,000	703,248
Oberthur Technologies of America Corp.
5.08% (3 Month USD LIBOR + 375 bps) due 01/10/24		715,702	693,336
Masergy Holdings, Inc.
5.08% (3 Month USD LIBOR + 375 bps) due 12/15/23		645,125	647,273
Aspect Software, Inc.
11.24% (1 Month USD LIBOR + 1000 bps) due 05/25/20[2]		656,151	645,489
GlobalLogic Holdings, Inc.
5.83% (3 Month USD LIBOR + 450 bps) due 06/20/22		275,617	276,306
Quorum Business Solutions
6.06% (3 Month USD LIBOR + 475 bps) due 08/06/21		205,088	198,935
Total Technology			23,046,666

Financial - 2.3%
Misys Ltd.
4.82% (3 Month USD LIBOR + 350 bps) due 06/13/24		2,050,000	2,058,425
National Financial Partners Corp.
4.74% (3 Month USD LIBOR + 350 bps) due 01/08/24		1,872,250	1,883,951
Americold Realty Operating Partnership, LP
4.99% (1 Month USD LIBOR + 375 bps) due 12/01/22		1,727,522	1,744,797
Focus Financial Partners LLC
4.55% (3 Month USD LIBOR + 325 bps) due 07/03/24		1,500,000	1,511,250
Jane Street Group LLC
5.74% (1 Month USD LIBOR + 450 bps) due 08/25/22		1,250,000	1,260,163
Vantiv LLC
2.00% (3 Month USD LIBOR + 200 bps) due 09/06/24[14]		1,171,283	1,171,283
Acrisure LLC
6.27% (2 Month USD LIBOR + 500 bps) due 11/22/23		995,000	1,005,776
LPL Holdings, Inc.
3.80% (6 Month USD LIBOR + 250 bps) due 03/11/24		997,500	995,006
York Risk Services
4.99% (1 Month USD LIBOR + 375 bps) due 10/01/21		727,500	714,041
American Stock Transfer & Trust
5.84% (3 Month USD LIBOR + 450 bps) due 06/26/20		551,222	552,600
Integro Parent, Inc.
7.06% (3 Month USD LIBOR + 575 bps) due 10/28/22		149,997	149,247
Total Financial			13,046,539

Communications - 2.1%
Market Track LLC
5.58% (Commercial Prime Lending Rate + 325 bps) and (3 Month USD LIBOR + 425 bps) due 06/05/24[15]		2,493,750	2,481,282
Interoute Finco plc
3.25% (3 Month EURIBOR + 325 bps) due 09/28/23[13]	EUR	1,600,000	1,912,314
Mcgraw-Hill Global Education Holdings LLC
5.24% (1 Month USD LIBOR + 400 bps) due 05/04/22		1,941,809	1,904,701
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23		1,575,080	1,448,790
Houghton Mifflin Co.
4.24% (1 Month USD LIBOR + 300 bps) due 05/28/21		1,341,867	1,291,547
GTT Communications, Inc.
4.50% (1 Month USD LIBOR + 325 bps) due 01/09/24		1,091,750	1,095,844
Altice US Finance I Corp.
3.49% (1 Month USD LIBOR + 225 bps) due 07/28/25		648,375	644,971
Anaren, Inc.
9.58% (3 Month USD LIBOR + 825 bps) due 08/18/21		500,000	495,000
Liberty Cablevision of Puerto Rico LLC
4.80% (3 Month USD LIBOR + 350 bps) due 01/07/22		300,000	279,000
Neustar, Inc.
5.06% (3 Month USD LIBOR + 375 bps) due 08/08/24		250,000	251,770
Univision Communications, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 03/15/24		198,924	197,060
Charter Communications Operating, LLC
3.49% (1 Month USD LIBOR + 225 bps) due 01/15/24		148,492	149,049
Total Communications			12,151,328

Utilities - 1.9%
Bhi Investments LLC
10.08% (3 Month USD LIBOR + 875 bps) due 02/28/25		1,500,000	1,485,000
5.83% (3 Month USD LIBOR + 450 bps) due 08/28/24		1,420,000	1,405,800
Viva Alamo LLC
5.57% (3 Month USD LIBOR + 425 bps) due 02/22/21		2,282,284	2,168,170
Dynegy, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 02/07/24		1,179,844	1,184,622

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~	Value

Invenergy Thermal Operating I, LLC
6.83% (3 Month USD LIBOR + 550 bps) due 10/19/22	964,110	$915,905
Panda Power
7.83% (3 Month USD LIBOR + 650 bps) due 08/21/20	975,726	862,913
Exgen Texas Power LLC
6.08% (3 Month USD LIBOR + 475 bps) due 09/18/21	1,344,814	833,785
MRP Generation Holding
8.33% (3 Month USD LIBOR + 700 bps) due 10/18/22	717,750	671,096
Terraform AP Acquisition Holdings LLC
5.58% (3 Month USD LIBOR + 425 bps) due 06/27/22	480,172	488,575
Panda Temple II Power
7.33% (3 Month USD LIBOR + 600 bps) due 04/03/19	511,101	465,102
Stonewall
6.83% (3 Month USD LIBOR + 550 bps) due 11/15/21	400,000	376,000
Total Utilities		10,856,968

Energy - 1.2%
Ultra Petroleum, Inc.
4.31% (3 Month USD LIBOR + 300 bps) due 04/12/24	3,050,000	3,042,376
Moss Creek Resources LLC
9.50% (1 Month USD LIBOR + 800 bps) due 04/07/22†††,1	1,400,000	1,382,500
Veresen Midstream LP
4.74% (1 Month USD LIBOR + 350 bps) due 03/31/22	731,250	736,734
Cactus Wellhead
7.32% (3 Month USD LIBOR + 600 bps) due 07/31/20	683,923	663,405
PSS Companies
5.83% (3 Month USD LIBOR + 450 bps) due 01/28/20	528,563	462,492
Summit Midstream Partners, LP
7.24% (1 Month USD LIBOR + 600 bps) due 05/13/22	349,125	353,489
Total Energy		6,640,996

Basic Materials - 1.0%
A-Gas Ltd.
6.06% (3 Month USD LIBOR + 475 bps) due 08/11/24†††,1	2,615,757	2,564,485
EP Minerals LLC
5.82% (3 Month USD LIBOR + 450 bps) due 08/20/20	1,598,926	1,598,926
Big River Steel LLC
6.33% (3 Month USD LIBOR + 500 bps) due 08/23/23	900,000	909,000
PQ Corp.
4.56% (3 Month USD LIBOR + 325 bps) due 11/04/22	346,507	349,476
Total Basic Materials		5,421,887
Total Senior Floating Rate Interests
(Cost $162,986,800)		163,065,037

ASSET-BACKED SECURITIES†† - 1.4%
Collateralized Loan Obligations - 1.4%
OCP CLO Ltd.
2014-6A, 6.25% (3 Month USD LIBOR + 495 bps) due 07/17/26[3,6]	1,500,000	1,457,765
2014-6A, 4.95% (3 Month USD LIBOR + 365 bps) due 07/17/26[3,6]	1,000,000	1,001,002
Catamaran CLO Ltd.
2014-1A, 5.81% (3 Month USD LIBOR + 450 bps) due 04/20/26[3,6]	750,000	710,234
WhiteHorse X Ltd.
2015-10A, 6.60% (3 Month USD LIBOR + 530 bps) due 04/17/27[3,6]	750,000	687,205
WhiteHorse VII Ltd.
2013-1A, 6.12% (3 Month USD LIBOR + 480 bps) due 11/24/25[3,6]	600,000	589,705
Eaton Vance CLO Ltd.
2014-1A, 6.33% (3 Month USD LIBOR + 503 bps) due 07/15/26[3,6]	600,000	563,319
THL Credit Wind River CLO Ltd.
2014-2A, 6.55% (3 Month USD LIBOR + 525 bps) due 07/15/26[3,6]	500,000	487,959
Regatta IV Funding Ltd.
2014-1A, 6.26% (3 Month USD LIBOR + 495 bps) due 07/25/26[3,6]	500,000	487,618
Jamestown CLO III Ltd.
2013-3A, 5.90% (3 Month USD LIBOR + 460 bps) due 01/15/26[3,6]	500,000	478,226
KVK CLO Ltd.
2015-1A, 7.07% (3 Month USD LIBOR + 575 bps) due 05/20/27[3,6]	500,000	468,222
NewMark Capital Funding CLO Ltd.
2014-2A, 5.96% (3 Month USD LIBOR + 480 bps) due 06/30/26[3,6]	500,000	465,725
MP CLO V Ltd.
2014-1A, 7.20% (3 Month USD LIBOR + 590 bps) due 07/18/26[3,6]	250,000	230,004
Shackleton CLO
2014-6A, 7.05% (3 Month USD LIBOR + 575 bps) due 07/17/26[3,6]	250,000	211,662
Total Collateralized Loan Obligations		7,838,646
Total Asset-Backed Securities
(Cost $6,676,052)		7,838,646

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

	Face Amount~	Value

SENIOR FIXED RATE INTERESTS†† - 0.1%
Consumer, Non-cyclical - 0.1%
Hanger, Inc.
11.50% due 08/01/19	575,000	$582,188
Total Senior Fixed Rate Interests
(Cost $567,799)		582,188

Total Investments - 105.4%
(Cost $591,504,934)		$598,658,761
Other Assets & Liabilities, net - (5.4)%		(30,838,945)
Total Net Assets - 100.0%		$567,819,816

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2017	Net Unrealized Appreciation/ Depreciation
Bank of America	(10,155,000)	EUR	10/12/17	$12,170,331	$12,008,941	$161,390
Barclays	(2,265,000)	CAD	10/12/17	1,865,664	1,815,389	50,275
J.P. Morgan	954,000	GBP	10/12/17	(1,290,975)	(1,278,568)	(12,407)
Goldman Sachs	1,218,000	EUR	10/12/17	(1,463,307)	(1,440,363)	(22,944)
Barclays	(5,569,000)	GBP	10/12/17	7,342,592	7,463,676	(121,084)
						$55,230

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $14,151,019, (cost $15,248,419) or 2.5% of total net assets.
[2]	Affiliated issuer.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[4]	Perpetual maturity.
[5]	Rate indicated is the 7 day yield as of September 30, 2017.
[6]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $258,006,576 (cost $251,625,811), or 45.4% of total net assets.

[7]	All or a portion of this security is pledged as reversed repurchase agreements collateral at September 30, 2017 — See Note 6.
[8]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[9]	Security is in default of interest and/or principal obligations.
[10]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $21,717 (cost $139,296), or 0.0% of total net assets — See Note 10.

[11]	Term loan interests in the Fund's portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	The underlying reference rate was negative at period end causing the effective rate to be equal to the spread amount listed.
[14]	This position was unsettled at period end. The underlying reference rate will not be applied to the effective rate until settlement occurs.
[15]	The effective rate shown is based on a weighted average of the underlying reference rates and spread amounts listed.
CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Asset Backed Securities	$—	$7,838,646	$—	$—	$7,838,646
Common Stocks	1,250,761	689,973	—	691,043	2,631,777
Corporate Bonds	—	411,046,172	—	1,954,000	413,000,172
Forward Foreign Currency Exchange Contracts	—	—	211,665	—	211,665
Exchange-Traded Funds	7,215,877	—	—	—	7,215,877
Money Market Fund	1,425,125	—	—	—	1,425,125
Preferred Stocks	—	2,844,346	—	—	2,844,346
Senior Fixed Rate Interests	—	582,188	—	—	582,188
Senior Floating Rate Interests	—	151,553,898	—	11,511,139	163,065,037
Warrants	507	55,086	—	—	55,593
Total Assets	$9,892,270	$574,610,309	$211,665	$14,156,182	$598,870,426

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$156,435	$—	$156,435
Unfunded Loans (Note 9)	—	—	—	779,130	779,130
Total Liabilities	$—	$—	$156,435	$779,130	$935,565

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, High Yield Fund had securities with the total value $6,750,484 transfer out of Level 3 into Level 2 and securities with the total value of $500,161 transfer out of Level 2 into Level 3 due to change in securities valuation methods and availability of observable inputs. There were no other transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
HIGH YIELD FUND

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2017:

LEVEL 3 - Fair value measurement using significant unobservable inputs
	Assets						Liabilities
	Senior Fixed Rate Interests	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Corporate Bonds	Total Assets	Unfunded Loan Commitments
HIGH YIELD FUND
Beginning Balance	$80,401	$5,940,635	$1,029,981	$27,596	$4,465,758	$11,544,371	$(1,141,424)
Purchases/Fundings	9,234	11,944,295	33,553	—	5,120,125	17,107,207	574,492
Sales, maturities and paydowns/Receipts	(66,733)	(6,991,581)	—	—	(962,378)	(8,020,692)	(727,539)
Corporate actions	—	—	427,339	—	(427,339)	—	—
Total realized gains or losses included in earnings	—	(463,948)	(403,453)	—	21,138	(846,263)	304,032
Total change in unrealized gains or losses included in earnings	(22,902)	586,738	(401,538)	(12,142)	471,726	621,882	211,309
Transfers into Level 3	—	495,000	5,161	—	—	500,161	—
Transfers out of Level 3	—	—	—	(15,454)	(6,735,030)	(6,750,484)	—
Ending Balance	$—	$11,511,139	$691,043	$—	$1,954,000	$14,156,182	$(779,130)
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017	$—	$53,858	$(801,814)	$—	$(5,876)	$(753,832)	$284,174

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Level 3	Valuation Technique	Unobservable Inputs	Input Values
Assets:
Common Stocks	$685,882	Enterprise Value	Valuation Multiple	7.5x-9.1	x
Common Stocks	5,161	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	1,954,000	Model Price	Market Comparable Yields	9.00%
Senior Floating Rate Interests	10,128,639	Model Price	Purchase Price	—
Senior Floating Rate Interests	1,382,500	Model Price	Trade Price	—
Total Assets	$14,156,182
Liabilities:
Unfunded Loan Commitments	$779,130	Model Price	Purchase Price	—

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Funds.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
HIGH YIELD FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16	Additions	Reductions	Corporate Actions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Face Amount 09/30/17	Investment Income
Aspect Software Parent, Inc.	$1,010,571	$33,552	$—	$427,339	$—	$(805,247)	$666,215	64,681	$—
Aspect Software, Inc. 3.00% due 05/25/23	351,942	—	—	(427,339)	—	75,397	—	—	—
Aspect Software, Inc. 10.50% due 05/25/20	655,133	—	(16,357)	—	—	6,713	645,489	656,151	78,536
Targus Group International Equity, Inc	19,330	—	—	—	—	337	19,667	13,240	—
Targus Group International, Inc. 7.50% due 12/31/19	80,401	9,234	(71,439)	—	—	(18,196)	—	—	9,166
Targus Group International, Inc. due 05/24/16	—	—	—	—	—	—	—	153,489	—
	$2,117,377	$42,786	$(87,796)	$—	$—	$(740,996)	$1,331,371		$87,702

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $589,005,669)	$597,327,390
Investments in affiliated issuers, at value (cost $2,499,265)	1,331,371
Foreign currency, at value (cost $1,375,580)	1,372,601
Cash	534,038
Unrealized appreciation on forward foreign currency exchange contracts	211,665
Prepaid expenses	68,704
Receivables:
Interest	8,214,547
Securities sold	3,688,443
Fund shares sold	2,027,085
Foreign taxes reclaim	33,598
Dividends	8,806
Total assets	614,818,248

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $1,535,293)	779,130
Reverse Repurchase Agreements	18,118,843
Unrealized depreciation on forward foreign currency exchange contracts	156,435
Payable for:
Securities purchased	25,344,048
Fund shares redeemed	1,974,145
Management fees	242,768
Dividends distributed	156,794
Distribution and service fees	53,850
Fund accounting/administration fees	36,922
Transfer agent/maintenance fees	16,578
Interest from reverse repurchase agreements	9,646
Trustees’ fees*	1,206
Miscellaneous	108,067
Total liabilities	46,998,432
Net assets	$567,819,816

Net assets consist of:
Paid in capital	$562,496,288
Accumulated net investment loss	(832,460)
Accumulated net realized loss on investments	(1,832,924)
Net unrealized appreciation on investments	7,988,912
Net assets	$567,819,816

A-Class:
Net assets	$126,097,117
Capital shares outstanding	10,961,344
Net asset value per share	$11.50
Maximum offering price per share (Net asset value divided by 96.00%)	$11.98

C-Class:
Net assets	$30,460,601
Capital shares outstanding	2,626,016
Net asset value per share	$11.60

P-Class:
Net assets	$16,882,836
Capital shares outstanding	1,466,872
Net asset value per share	$11.51

Institutional Class:
Net assets	$194,280,133
Capital shares outstanding	20,712,992
Net asset value per share	$9.38

R6-Class**:
Net assets	$200,099,129
Capital shares outstanding	17,414,934
Net asset value per share	$11.49

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 15, 2017.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$377,166
Interest from securities of affiliated issuers	87,702
Interest	25,824,156
Total investment income	26,289,024

Expenses:
Management fees	2,310,471
Distribution and service fees:
A-Class	273,127
C-Class	287,912
P-Class	29,229
Transfer agent/maintenance fees:
A-Class	87,755
C-Class	28,428
P-Class	16,122
Institutional Class	90,254
R6-Class**	50
Interest expense	406,505
Fund accounting/administration fees	308,503
Recoupment of previously waived fees:
A-Class	96,745
C-Class	17,894
P-Class	168
Institutional Class	4,457
Line of credit fees	61,483
Custodian fees	30,368
Trustees’ fees*	10,674
Miscellaneous	258,329
Total expenses	4,318,474
Less:
Expenses waived by Adviser	(31,400)
Expenses reimbursed by Adviser:
A-Class	(10,239)
C-Class	(1,922)
P-Class	(5,907)
Institutional Class	(989)
Total waived/reimbursed expenses	(50,457)
Net expenses	4,268,017
Net investment income	22,021,007

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,582,292
Foreign currency transactions	(119,335)
Forward currency exchange contracts	(677,624)
Net realized gain	2,785,333
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,858,823
Investments in affiliated issuers	(740,996)
Foreign currency translations	27,873
Forward foreign currency exchange contracts	(28,410)
Net change in unrealized appreciation (depreciation)	6,117,290
Net realized and unrealized gain	8,902,623
Net increase in net assets resulting from operations	$30,923,630

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 15, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,021,007	$13,635,030
Net realized gain (loss) on investments	2,785,333	(3,898,866)
Net change in unrealized appreciation (depreciation) on investments	6,117,290	16,190,861
Net increase in net assets resulting from operations	30,923,630	25,927,025

Distributions to shareholders from:
Net investment income
A-Class	(6,233,282)	(5,021,892)
C-Class	(1,438,731)	(1,046,425)
P-Class	(655,980)	(86,534)
Institutional Class	(10,719,166)	(8,343,089)
R6-Class	(3,230,684)	—
Total distributions to shareholders	(22,277,843)	(14,497,940)

Capital share transactions:
Proceeds from sale of shares
A-Class	66,562,198	38,862,308
C-Class	9,648,007	15,767,122
P-Class	19,110,632	3,039,848
Institutional Class	188,107,688	132,721,401
R6-Class*	210,426,419	—
Redemption fees collected
A-Class	36,722	58,517
C-Class	9,668	11,173
P-Class	4,063	214
Institutional Class	60,375	67,613
R6-Class*	13,490	—
Distributions reinvested
A-Class	5,420,947	4,590,806
C-Class	1,180,598	831,218
P-Class	655,980	86,534
Institutional Class	8,878,248	7,079,015
R6-Class*	3,230,684	—
Cost of shares redeemed
A-Class	(35,911,466)	(32,283,621)
C-Class	(8,147,384)	(4,511,046)
P-Class	(6,298,525)	(161,209)
Institutional Class	(149,297,447)	(80,676,896)
R6-Class*	(13,513,200)	—
Net increase from capital share transactions	300,177,697	85,482,997
Net increase in net assets	308,823,484	96,912,082

Net assets:
Beginning of year	258,996,332	162,084,250
End of year	$567,819,816	$258,996,332
Accumulated net investment loss at end of year	$(832,460)	$(37,049)

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	5,842,629	3,698,743
C-Class	839,412	1,482,332
P-Class	1,676,374	290,517
Institutional Class	20,277,090	15,474,086
R6-Class*	18,310,251	—
Shares issued from reinvestment of distributions
A-Class	475,619	431,226
C-Class	102,774	77,164
P-Class	57,411	8,117
Institutional Class	955,818	813,446
R6-Class*	284,121	—
Shares redeemed
A-Class	(3,154,231)	(3,117,471)
C-Class	(709,632)	(422,663)
P-Class	(551,450)	(14,985)
Institutional Class	(16,097,185)	(9,241,452)
R6-Class*	(1,179,438)	—
Net increase in shares	27,129,563	9,479,060

*	Since commencement of operations: May 15, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$11.16	$10.79	$12.02	$11.85	$11.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.67	.69	.72	.81
Net gain (loss) on investments (realized and unrealized)	.35	.41	(.97)	.27	.27
Total from investment operations	.99	1.08	(.28)	.99	1.08
Less distributions from:
Net investment income	(.65)	(.72)	(.74)	(.83)	(.90)
Net realized gains	—	—	(.22)	—	(.29)
Total distributions	(.65)	(.72)	(.96)	(.83)	(1.19)
Redemption fees collected	— [e]	.01	.01	.01	.01
Net asset value, end of period	$11.50	$11.16	$10.79	$12.02	$11.85

Total Return[b]	9.11%	10.71%	(2.40%)	9.18%	9.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,097	$87,045	$73,236	$82,854	$70,451
Ratios to average net assets:
Net investment income (loss)	5.63%	6.32%	6.01%	5.91%	6.84%
Total expenses[c]	1.31%	1.25%	1.27%	1.32%	1.41%
Net expenses[d,h]	1.29%[i]	1.23%	1.20%	1.26%	1.18%
Portfolio turnover rate	62%	55%	72%	97%	101%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$11.26	$10.88	$12.12	$11.95	$12.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.60	.61	.63	.73
Net gain (loss) on investments (realized and unrealized)	.35	.41	(.98)	.27	.27
Total from investment operations	.91	1.01	(.37)	.90	1.00
Less distributions from:
Net investment income	(.57)	(.64)	(.66)	(.74)	(.80)
Net realized gains	—	—	(.22)	—	(.29)
Total distributions	(.57)	(.64)	(.88)	(.74)	(1.09)
Redemption fees collected	— [e]	.01	.01	.01	.01
Net asset value, end of period	$11.60	$11.26	$10.88	$12.12	$11.95

Total Return[b]	8.38%	9.81%	(3.14%)	8.46%	8.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,461	$26,941	$13,671	$14,674	$9,463
Ratios to average net assets:
Net investment income (loss)	4.92%	5.52%	5.25%	5.14%	6.10%
Total expenses[c]	2.05%	2.01%	2.01%	2.09%	2.17%
Net expenses[d,h]	2.03%[i]	1.98%	1.95%	2.01%	1.93%
Portfolio turnover rate	62%	55%	72%	97%	101%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$11.17	$10.80	$11.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.67	.27
Net gain (loss) on investments (realized and unrealized)	.37	.42	(.73)
Total from investment operations	1.01	1.09	(.46)
Less distributions from:
Net investment income	(.67)	(.72)	(.27)
Total distributions	(.67)	(.72)	(.27)
Redemption fees collected	— [e]	— [e]	— [e]
Net asset value, end of period	$11.51	$11.17	$10.80

Total Return[b]	9.24%	10.74%	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,883	$3,178	$10
Ratios to average net assets:
Net investment income (loss)	5.58%	6.20%	5.76%
Total expenses[c]	1.29%	1.17%	3.36%
Net expenses[d,h]	1.22%[i]	1.17%	1.19%
Portfolio turnover rate	62%	55%	72%

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$9.11	$8.81	$9.87	$9.74	$9.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.58	.58	.61	.70
Net gain (loss) on investments (realized and unrealized)	.28	.34	(.79)	.23	.22
Total from investment operations	.84	.92	(.21)	.84	.92
Less distributions from:
Net investment income	(.57)	(.62)	(.64)	(.72)	(.80)
Net realized gains	—	—	(.22)	—	(.29)
Total distributions	(.57)	(.62)	(.86)	(.72)	(1.09)
Redemption fees collected	— [e]	— [e]	.01	.01	.01
Net asset value, end of period	$9.38	$9.11	$8.81	$9.87	$9.74

Total Return[b]	9.56%	10.95%	(2.21%)	9.50%	9.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194,280	$141,833	$75,167	$36,880	$18,755
Ratios to average net assets:
Net investment income (loss)	6.00%	6.58%	6.21%	6.12%	7.12%
Total expenses[c]	0.94%	0.95%	0.94%	1.01%	1.01%
Net expenses[d,h]	0.93%[i]	0.94%	0.94%	1.01%	0.93%
Portfolio turnover rate	62%	55%	72%	97%	101%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

R6-Class	Period Ended September 30, 2017[g]
Per Share Data
Net asset value, beginning of period	$11.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.24
Net gain (loss) on investments (realized and unrealized)	.04
Total from investment operations	0.28
Less distributions from:
Net investment income	(.24)
Net realized gains	—
Total distributions	(.24)
Redemption fees collected	— [e]
Net asset value, end of period	$11.49

Total Return[b]	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200,099
Ratios to average net assets:
Net investment income (loss)	5.41%
Total expenses[c]	0.82%
Net expenses[d,h]	0.82%
Portfolio turnover rate	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Redemption fees collected are less than $0.01 per share.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.15%	1.16%	1.16%	1.16%
C-Class	1.89%	1.91%	1.91%	1.91%
P-Class	1.08%	1.09%	1.16%	N/A
Institutional Class	0.79%	0.87%	0.91%	0.91%
R6-Class	0.79%	N/A	N/A	N/A

[i]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is 0.09% for A-Class, 0.06% for C-Class, 0.00% for P-Class, and 0.00% Institutional Class.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; James W. Michal, Senior Managing Director and Portfolio Manager; Steven H. Brown, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, Guggenheim Investment Grade Bond Fund returned 3.39%1, compared with the 0.07% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide current income. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

In June 2017, the U.S. Federal Reserve (the “Fed”) delivered its fourth rate hike since the financial crisis, raising the fed funds rate target range to 1.00–1.25%. We anticipate over time the yield curve will bear flatten (the condition in which short-term rates rise faster than long-term rates). The Fund therefore maintained its “barbell” approach to duration management. Over half of the Portfolio had a floating rate based on LIBOR at period end. At the other end of the “barbell” are longer-term debt, with higher yields and higher credit quality. The strategy continued to employ fixed to floating swaps to reduce key rate exposure at the short and intermediate parts of the curve, which we believe may be vulnerable as the curve flattens.

The Fund rotated into higher quality assets and increased cash as market valuations signaled caution. Given spread tightening, the Fund moved up in credit quality and reduced its targets for below investment grade over the period. The allocation to high yield was materially reduced over the period. This was not due to the default cycle, but rather current valuation.

The Fund’s positive returns were largely attributable to the tightening of credit spreads and the Fund’s carry; losses attributable to the increase in interest rates over the period were mitigated by the Fund maintaining low duration over the period.

The Fund also uses derivatives to hedge against changes in interest rates and foreign asset exposure. For the period, returns from derivatives were negligible.

During the period, the Fund’s positive returns were largely driven by investments in collateralized loan obligations (“CLOs”), non-agency residential mortgage-backed securities (“NA-RMBS”) and preferred stocks (“preferred”).

CLOs offered attractive risk-adjusted returns. The Fund favored less credit risk and spread duration, specifically the shorter and higher-quality tranches. Investment-grade CLOs offered spread pickup versus investment-grade corporate bonds.

NA RMBS holdings were a positive contributor due to carry as well as price appreciation. Prices appreciated from spread tightening and improving market expectations for future cash flows. Impact from curve flattening was mitigated given the floating and low duration characteristics of the NA RMBS holdings.

The preferred sector continues to outperform the broader corporate market driven by continued demand for yield and a lack of supply from the domestic U.S. banks. We believe the technical backdrop remains positive for preferreds and have a preference for fixed-to-float preferreds with higher back-ends to provide protection if the securities extend past the call date.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2017, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2017

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	33.2%
AA	16.8%
A	19.6%
BBB	18.0%
BB	1.0%
B	2.3%
CCC	1.6%
CC	0.1%
C	0.6%
NR2	5.7%
Other Instruments	1.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond, 11/15/44	4.7%
U.S. Treasury Bond, 11/15/46	3.4%
Anchorage Credit Funding Ltd., 3.50%	1.0%
Fortress Credit Opportunities III CLO, LP, 2.95%	1.0%
Golub Capital Partners CLO Ltd., 3.80%	1.0%
Station Place Securitization Trust, 2.14%	0.9%
Bank of America Corp., 6.30%	0.9%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.02%	0.8%
Capital Automotive LLC, 3.87%	0.8%
Fortress Credit Opportunities VII CLO Ltd., 3.37%	0.8%
Top Ten Total	15.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares	3.39%	4.71%	3.96%
A-Class Shares with sales charge†	(0.74%)	3.70%	3.46%
C-Class Shares	2.59%	3.94%	3.20%
C-Class Shares with CDSC§	1.59%	3.94%	3.20%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%
		1 Year	Since Inception (05/01/15)
P-Class Shares		3.33%	4.00%
Bloomberg Barclays U.S. Aggregate Bond Index		0.07%	2.24%
		1 Year	Since Inception (01/29/13)
Institutional Class Shares		3.67%	4.86%
Bloomberg Barclays U.S. Aggregate Bond Index		0.07%	2.33%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†
Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2017
INVESTMENT GRADE BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Financial - 0.0%
Rescap Liquidating Trust*	5,199	$38,733

Industrial - 0.0%
Constar International Holdings LLC*,†††,1	68	—

Total Common Stocks
(Cost $262,501)		38,733

PREFERRED STOCKS††† - 0.9%
Financial - 0.8%
Woodbourne Capital Trust I 3.13% (1 Month USD LIBOR + 250 bps) [2,3,4]	950,000	716,472
Woodbourne Capital Trust II 3.13% (1 Month USD LIBOR + 250 bps) [2,3,4]	950,000	716,473
Woodbourne Capital Trust III 2.72% (1 Month USD LIBOR + 250 bps) [2,3,4]	950,000	716,473
Woodbourne Capital Trust IV 2.72% (1 Month USD LIBOR + 250 bps) [2,3,4]	950,000	716,473
Total Financial		2,865,891

Industrial - 0.1%
Seaspan Corp. 6.38% due 04/30/19††	12,920	334,886
Constar International Holdings LLC *,1	7	—
Total Industrial		334,886
Total Preferred Stocks
(Cost $4,141,354)		3,200,777

MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[5]	969,501	969,501
Total Money Market Fund
(Cost $969,501)		969,501

	Face Amount~

ASSET-BACKED SECURITIES†† - 43.3%
Collateralized Loan Obligations - 30.3%
Golub Capital Partners CLO Ltd.
2016-33A, 3.80% (3 Month USD LIBOR + 248 bps) due 11/21/28[2,6]	3,500,000	3,490,731
2015-25A, 3.11% (3 Month USD LIBOR + 180 bps) due 08/05/27[2,6]	1,500,000	1,502,469
2014-21A, 3.76% (3 Month USD LIBOR + 245 bps) due 10/25/26[2,6]	600,000	592,312
Great Lakes CLO Ltd.
2015-1A, 3.25% (3 Month USD LIBOR + 195 bps) due 07/15/26[2,6]	1,000,000	1,002,819
2014-1A, 3.15% (3 Month USD LIBOR + 185 bps) due 04/15/25[2,6]	1,000,000	1,000,919
2012-1A, 5.40% (3 Month USD LIBOR + 410 bps) due 01/15/23[2,6]	1,000,000	999,968
2012-1A, 4.05% (3 Month USD LIBOR + 275 bps) due 01/15/23[2,6]	1,000,000	999,189
2014-1A, 5.00% (3 Month USD LIBOR + 370 bps) due 04/15/25[2,6]	250,000	250,006
Fortress Credit Opportunities III CLO, LP
2017-3A, 2.95% (3 Month USD LIBOR + 165 bps) due 04/28/26[2,6]	3,500,000	3,515,058
2017-3A, 4.40% (3 Month USD LIBOR + 310 bps) due 04/28/26[2,6]	300,000	300,556
2017-3A, 3.55% (3 Month USD LIBOR + 225 bps) due 04/28/26[2,6]	300,000	300,189
Shackleton CLO Ltd.
2016-7A, 3.25% (3 Month USD LIBOR + 195 bps) due 04/15/27[2,6]	1,500,000	1,509,167
2015-8A, 4.26% (3 Month USD LIBOR + 295 bps) due 10/20/27[2,6]	1,000,000	1,004,121
2017-5A, 2.96% (3 Month USD LIBOR + 165 bps) due 05/07/26[2,6]	1,000,000	1,000,873
KVK CLO Ltd.
2017-1A, 3.12% (3 Month USD LIBOR + 180 bps) due 05/15/26[2,6]	1,600,000	1,611,246
2015-1A, 5.32% (3 Month USD LIBOR + 400 bps) due 05/20/27[2,6]	1,250,000	1,248,014
2013-1A, due 04/14/25[6,7]	1,000,000	352,242
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 3.37% (3 Month USD LIBOR + 205 bps) due 12/15/28[2,6]	3,000,000	3,011,945
Catamaran CLO Ltd.
2016-1A, 3.22% (3 Month USD LIBOR + 195 bps) due 12/20/23[2,6]	3,000,000	3,000,795
PFP Ltd.
2017-3, 2.28% (1 Month USD LIBOR + 105 bps) due 01/14/35[2,6]	1,731,451	1,734,152
2015-2, 3.23% (1 Month USD LIBOR + 200 bps) due 07/14/34[2,6]	1,000,000	998,931
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 3.00% (3 Month USD LIBOR + 170 bps) due 10/15/26[2,6]	1,500,000	1,509,474
2017-5A, 3.65% (3 Month USD LIBOR + 235 bps) due 10/15/26[2,6]	1,000,000	1,006,897
WhiteHorse VI Ltd.
2016-1A, 3.21% (3 Month USD LIBOR + 190 bps) due 02/03/25[2,6]	1,500,000	1,501,137
2016-1A, 4.06% (3 Month USD LIBOR + 275 bps) due 02/03/25[2,6]	1,000,000	1,011,622
CIFC Funding Ltd.
2015-2A, 3.22% (3 Month USD LIBOR + 190 bps) due 12/05/24[2,6]	1,500,000	1,501,186
2015-3A, 3.41% (3 Month USD LIBOR + 210 bps) due 10/19/27[2,6]	1,000,000	1,006,373
Fortress Credit BSL II Ltd.
2017-2A, 2.96% (3 Month USD LIBOR + 165 bps) due 10/19/25[2,6]	2,300,000	2,310,854
Dryden XXVI Senior Loan Fund
2013-26A, 3.80% (3 Month USD LIBOR + 250 bps) due 07/15/25[2,6]	2,250,000	2,258,879

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Venture XIX CLO Ltd.
2016-19A, 3.30% (3 Month USD LIBOR + 200 bps) due 01/15/27[2,6]	2,100,000	$2,132,596
TCP Waterman CLO Ltd.
2016-1A, 3.30% (3 Month USD LIBOR + 205 bps) due 12/15/28[2,6]	1,000,000	1,016,873
2016-1A, 3.55% (3 Month USD LIBOR + 230 bps) due 12/15/28[2,6]	1,000,000	1,004,729
OZLM Funding II Ltd.
2016-2A, 4.06% (3 Month USD LIBOR + 275 bps) due 10/30/27[2,6]	2,000,000	2,010,540
Flagship CLO VIII Ltd.
2017-8A, 3.00% (3 Month USD LIBOR + 170 bps) due 01/16/26[2,6]	2,000,000	2,010,135
Madison Park Funding XVI Ltd.
2016-16A, 3.21% (3 Month USD LIBOR + 190 bps) due 04/20/26[2,6]	2,000,000	2,010,080
Flatiron CLO Ltd.
2017-1A, 2.95% (3 Month USD LIBOR + 165 bps) due 01/17/26[2,6]	1,000,000	1,004,136
2017-1A, 2.76% (3 Month USD LIBOR + 160 bps) due 07/17/26[2,6]	1,000,000	1,002,267
Hunt CRE Ltd.
2017-FL1, 2.88% (1 Month USD LIBOR + 165 bps) due 08/15/34[2,6]	1,000,000	1,004,536
2017-FL1, 2.23% (1 Month USD LIBOR + 100 bps) due 08/15/34[2,6]	1,000,000	1,000,603
Crown Point CLO III Ltd.
2.78% (3 Month USD LIBOR + 145 bps) due 12/31/27[2]	2,000,000	2,000,426
FS Senior Funding Ltd.
2015-1A, 3.10% (3 Month USD LIBOR + 180 bps) due 05/28/25[2,6]	2,000,000	2,000,030
Cerberus Loan Funding XVII Ltd.
2016-3A, 3.69% (3 Month USD LIBOR + 253 bps) due 01/15/28[2,6]	2,000,000	1,998,291
Golub Capital Partners CLO 16 Ltd.
2017-16A, 3.16% (3 Month USD LIBOR + 185 bps) due 07/25/29[2,6]	2,000,000	1,997,785
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 4.08% (3 Month USD LIBOR + 270 bps) due 12/22/28[2,6]	2,000,000	1,994,797
NXT Capital CLO LLC
2017-1A, 3.13% (3 Month USD LIBOR + 170 bps) due 04/20/29[2,6]	1,800,000	1,797,981
Resource Capital Corporation Ltd.
2017-CRE5, 2.03% (1 Month USD LIBOR + 80 bps) due 07/15/34[2,6]	1,700,000	1,703,713
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.61% (3 Month USD LIBOR + 230 bps) due 10/20/25[2,6]	1,000,000	999,977
2013-7A, 4.76% (3 Month USD LIBOR + 345 bps) due 10/20/25[2,6]	600,000	599,980
Oaktree EIF I Ltd.
2016-A1, 3.90% (3 Month USD LIBOR + 260 bps) due 10/18/27[2,6]	1,500,000	1,500,924
OZLM IX Ltd.
2017-9A, 2.96% (3 Month USD LIBOR + 165 bps) due 01/20/27[2,6]	1,400,000	1,408,075
Grayson CLO Ltd.
2006-1A, 1.72% (3 Month USD LIBOR + 41 bps) due 11/01/21[2,6]	1,400,000	1,395,159
Steele Creek CLO Ltd.
2017-1A, 3.17% (3 Month USD LIBOR + 185 bps) due 08/21/26[2,6]	1,100,000	1,106,988
Oaktree EIF II Series A2 Ltd.
2017-A2, 3.02% (3 Month USD LIBOR + 170 bps) due 11/15/25[2,6]	1,100,000	1,105,977
WhiteHorse VIII Ltd.
2014-1A, 3.36% (3 Month USD LIBOR + 205 bps) due 05/01/26[2,6]	1,100,000	1,102,688
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	1,000,000	1,024,134
AMMC CLO XI Ltd.
2016-11A, 4.16% (3 Month USD LIBOR + 285 bps) due 10/30/23[2,6]	1,000,000	1,013,037
KKR CLO 15 Ltd.
2016-15, 2.86% (3 Month USD LIBOR + 156 bps) due 10/18/28[2,6]	1,000,000	1,012,112
Nelder Grove CLO Ltd.
2017-1A, 3.11% (3 Month USD LIBOR + 180 bps) due 08/28/26[2,6]	1,000,000	1,007,152
Betony CLO Ltd.
2016-1A, 3.25% (3 Month USD LIBOR + 195 bps) due 04/15/27[2,6]	1,000,000	1,006,850
AIMCO CLO Series
2015-AA, 3.60% (3 Month USD LIBOR + 230 bps) due 01/15/28[2,6]	1,000,000	1,006,616
Avery Point V CLO Ltd.
2017-5A, 2.28% (3 Month USD LIBOR + 98 bps) due 07/17/26[2,6]	1,000,000	1,005,000
Recette CLO LLC
2015-1A, 4.11% (3 Month USD LIBOR + 280 bps) due 10/20/27[2,6]	1,000,000	1,004,923
AMMC CLO XV Ltd.
2016-15A, 3.22% (3 Month USD LIBOR + 190 bps) due 12/09/26[2,6]	1,000,000	1,004,218
Cerberus Loan Funding XVI, LP
2016-2A, 3.65% (3 Month USD LIBOR + 235 bps) due 11/15/27[2,6]	1,000,000	1,003,024
Eaton Vance CLO Ltd.
2017-1A, 2.90% (3 Month USD LIBOR + 160 bps) due 07/15/26[2,6]	1,000,000	1,002,331
Northwoods Capital XIV Ltd.
2017-14A, 3.01% (3 Month USD LIBOR + 170 bps) due 11/12/25[2,6]	1,000,000	1,001,620
Venture XII CLO Ltd.
2017-12A, 2.95% (3 Month USD LIBOR + 163 bps) due 02/28/26[2,6]	1,000,000	1,001,395
Fortress Credit Investments IV Ltd.
2015-4A, 3.20% (3 Month USD LIBOR + 190 bps) due 07/17/23[2,6]	1,000,000	1,000,700

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Marathon CLO IV Ltd.
2012-4A, 4.32% (3 Month USD LIBOR + 300 bps) due 05/20/23[2,6]	1,000,000	$1,000,153
Figueroa CLO Ltd.
2013-1A, 4.07% (3 Month USD LIBOR + 275 bps) due 03/21/24[2,6]	1,000,000	1,000,023
Mountain Hawk I CLO Ltd.
2013-1A, 3.49% (3 Month USD LIBOR + 218 bps) due 01/20/24[2,6]	1,000,000	999,992
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 3.06% (3 Month USD LIBOR + 175 bps) due 05/22/27[2,6]	1,000,000	999,964
Garrison Funding Ltd.
2016-2A, 4.47% (3 Month USD LIBOR + 315 bps) due 09/29/27[2,6]	1,000,000	999,951
Vibrant CLO II Ltd.
2017-2A, 2.76% (3 Month USD LIBOR + 145 bps) due 07/24/24[2,6]	1,000,000	999,343
Atlas Senior Loan Fund IV Ltd.
2017-2A, 2.77% (3 Month USD LIBOR + 145 bps) due 02/17/26[2,6]	1,000,000	998,855
Recette Clo Ltd.
2017-1A, 2.63% (3 Month USD LIBOR + 130 bps) due 10/20/27[2,6]	1,000,000	998,712
Vibrant CLO III Ltd.
2016-3A, 3.36% (3 Month USD LIBOR + 205 bps) due 04/20/26[2,6]	1,000,000	996,596
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[6,7]	1,000,000	920,584
Rockwall CDO II Ltd.
2007-1A, 1.86% (3 Month USD LIBOR + 55 bps) due 08/01/24[2,6]	825,089	824,379
Newstar Trust
2012-2A, 4.56% (3 Month USD LIBOR + 325 bps) due 01/20/23[2,6]	750,000	752,241
Black Diamond CLO Ltd.
2013-1A, 4.56% (3 Month USD LIBOR + 325 bps) due 02/01/23[2,6]	620,426	620,649
Babson CLO Ltd.
2014-IA, due 07/20/25[6,7]	650,000	321,179
2012-2A, due 05/15/23[6,7]	1,000,000	205,727
Cent CLO
2014-16A, 3.56% (3 Month USD LIBOR + 225 bps) due 08/01/24[2,6]	500,000	500,535
Cerberus Onshore II CLO LLC
2014-1A, 4.00% (3 Month USD LIBOR + 270 bps) due 10/15/23[2,6]	500,000	500,077
ACIS CLO Ltd.
2013-1A, 4.25% (3 Month USD LIBOR + 295 bps) due 04/18/24[2,6]	500,000	496,501
Treman Park CLO Ltd.
2015-1A, due 04/20/27[6,7]	500,000	431,036
Halcyon Loan Advisors Funding Ltd.
2012-2A, 5.83% (3 Month USD LIBOR + 450 bps) due 12/20/24[2,6]	350,000	349,987
Eastland CLO Ltd.
2007-1A, 1.71% (3 Month USD LIBOR + 40 bps) due 05/01/22[2,6]	318,795	317,336
Gallatin CLO VII Ltd.
2014-1A, 4.20% (3 Month USD LIBOR + 290 bps) due 07/15/23[2,6]	250,000	249,559
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.61% (3 Month USD LIBOR + 330 bps) due 07/25/25[2,6]	250,000	247,747
DIVCORE CLO Ltd.
2013-1A, 5.13% (1 Month USD LIBOR + 390 bps) due 11/15/32[2,6]	166,493	166,460
Copper River CLO Ltd.
2007-1A, due 01/20/21[4,7]	700,000	95,382
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[6,7]	245,739	28,278
Total Collateralized Loan Obligations		108,555,768

Transport-Aircraft - 5.1%
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	2,218,080	2,225,909
2016-1A, 4.88% due 03/17/36[6]	1,275,000	1,309,628
2014-1, 5.13% (WAC) due 12/15/29[2]	1,049,380	1,059,874
2014-1, 7.38% (WAC) due 12/15/29[2]	524,690	528,625
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	2,169,420	2,166,077
2015-1A, 4.70% due 12/15/40[6]	1,168,270	1,183,292
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[6]	1,862,856	1,840,847
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[6]	885,343	909,495
2013-1, 6.35% due 10/15/38[6]	177,069	181,772
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	1,057,210	1,073,413
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	977,300	983,874
ECAF I Ltd.
2015-1A, 4.95% due 06/15/40[6]	932,774	933,874
Rise Ltd.
2014-1A, 4.74% due 02/12/39	848,360	856,844
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	815,476	820,375
Raspro Trust
2005-1A, 1.93% (3 Month USD LIBOR + 63 bps) due 03/23/24[2,6]	792,279	750,685
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[4]	636,478	625,775
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[6]	605,736	607,418
AABS Ltd.
2013-1 A, 4.87% due 01/10/38	249,547	252,043
Total Transport-Aircraft		18,309,820

Whole Business - 2.1%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[6]	1,930,500	2,044,188

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Domino’s Pizza Master Issuer LLC
2017-1A, 2.49% (3 Month USD LIBOR + 125 bps) due 07/25/47[2,6]	1,000,000	$999,830
2017-1A, 3.08% due 07/25/47[6]	1,000,000	995,290
Wendys Funding LLC
2015-1A, 4.50% due 06/15/45[6]	1,470,000	1,510,234
Jimmy Johns Funding LLC
2017-1A, 3.61% due 07/30/47[6]	1,100,000	1,105,808
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[6]	729,380	730,855
Total Whole Business		7,386,205

Collateralized Debt Obligations - 1.8%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[6]	3,750,000	3,753,302
2016-3A, 3.85% due 10/28/33[6]	1,000,000	1,003,944
Putnam Structured Product Funding Ltd.
2003-1A, 2.23% (1 Month USD LIBOR + 100 bps) due 10/15/38[2,6]	731,441	690,506
Highland Park CDO I Ltd.
2006-1A, 1.72% (3 Month USD LIBOR + 40 bps) due 11/25/51[2,6]	480,457	458,153
SRERS Funding Ltd.
2011-RS, 1.48% (1 Month USD LIBOR + 25 bps) due 05/09/46[2,6]	495,120	356,560
N-Star REL CDO VIII Ltd.
2006-8A, 1.60% (1 Month USD LIBOR + 36 bps) due 02/01/41[2,6]	266,272	264,975
RAIT CRE CDO I Ltd.
2006-1X A1B, 1.56% (1 Month USD LIBOR + 33 bps) due 11/20/46[2]	52,059	51,966
Total Collateralized Debt Obligations		6,579,406

Net Lease - 1.6%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[6]	2,987,500	3,012,742
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[6]	2,853,264	2,849,979
Total Net Lease		5,862,721

Transport-Container - 1.3%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[6]	2,745,971	2,735,007
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[6]	1,005,000	1,001,175
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[6]	961,100	972,797
Total Transport-Container		4,708,979

Automotive - 0.8%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[6]	1,700,000	1,701,006
Hertz Vehicle Financing LLC
2016-4A, 2.65% due 07/25/22[6]	1,000,000	984,643
Total Automotive		2,685,649

Insurance - 0.2%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]	550,500	554,515

Diversified Payment Rights - 0.1%
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21†††	238,682	245,278
Total Asset-Backed Securities
(Cost $154,457,895)		154,888,341

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.5%
Commercial Mortgage Backed Securities - 12.7%
Fannie Mae
2.91% due 07/01/27	2,800,000	2,817,632
2.94% due 10/01/32	2,600,000	2,563,443
3.09% due 10/01/29	2,000,000	1,990,909
2.96% due 11/01/29	1,548,519	1,544,684
2.86% due 09/01/29	1,450,000	1,437,473
3.12% due 10/01/32	1,200,000	1,193,628
3.08% due 10/01/32†††	850,000	840,524
2.90% due 11/01/29	850,000	833,000
3.14% due 09/01/32	650,000	650,993
2.99% due 09/01/29	650,000	637,723
2.82% due 10/01/29	550,000	539,347
3.01% due 12/01/27	500,000	501,328
3.11% due 10/01/29	500,000	499,690
3.15% due 10/01/29	500,000	498,440
Freddie Mac Multifamily Structured Pass Through Certificates
2017-KW03, 3.02% due 06/25/27	3,000,000	3,026,634
2017-K062, 3.51% due 12/25/26	1,100,000	1,152,759
2017-K066, 3.20% due 06/25/27	1,000,000	1,023,647
2017-K067, 3.28% due 08/25/27	600,000	614,848
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	2,500,000	2,483,270
2017-M8, 3.06% (WAC) due 05/25/27[2]	750,000	761,200
Cosmopolitan Hotel Trust
2016-CSMO, 3.33% (1 Month USD LIBOR + 210 bps) due 11/15/33[2,6]	1,500,000	1,504,681
2016-CSMO, 3.88% (1 Month USD LIBOR + 265 bps) due 11/15/33[2,6]	1,000,000	1,004,369
COMM Mortgage Trust
2015-CR26, 4.64% (WAC) due 10/10/48[2]	1,217,000	1,185,864
2015-CR26, 1.20% (WAC) due 10/10/48[2]	10,072,089	604,976
Hospitality Mortgage Trust
2017-HIT, 2.08% (1 Month USD LIBOR + 85 bps) due 05/08/30[2,6]	1,400,000	1,401,747
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[6]	1,250,000	1,390,232
Morgan Stanley Capital I Trust
2016-UB11, 1.81% (WAC) due 08/15/49[2]	7,667,151	769,995
2017-H1, 1.62% (WAC) due 06/15/50[2]	4,991,698	489,014
SG Commercial Mortgage Securities Trust
2016-C5, 2.18% (WAC) due 10/10/48[2]	9,896,354	1,193,844

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Wells Fargo Commercial Mortgage Trust
2016-C32, 1.51% (WAC) due 01/15/59[2]	6,367,731	$513,130
2016-NXS5, 1.72% (WAC) due 01/15/59[2]	4,933,067	421,022
2016-C37, 1.19% (WAC) due 12/15/49[2]	3,868,588	222,985
GE Business Loan Trust
2007-1A, 1.40% (1 Month USD LIBOR + 17 bps) due 04/16/35[2,6]	1,111,627	1,072,575
Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19, 4.75% due 12/15/46†††,6	994,068	1,004,952
UBS Commercial Mortgage Trust
2017-C2, 1.31% (WAC) due 08/15/50[2]	11,993,255	1,002,648
JP Morgan Chase Commercial Mortgage Securities Trust
2014-CBM, 3.18% (1 Month USD LIBOR + 195 bps) due 10/15/29[2,6]	1,000,000	1,000,000
GS Mortgage Securities Corporation Trust
2017-STAY, 2.58% (1 Month USD LIBOR + 135 bps) due 07/15/32[2,6]	1,000,000	992,126
Citigroup Commercial Mortgage Trust
2016-GC37, 1.81% (WAC) due 04/10/49[2]	3,817,726	440,460
2016-C2, 1.94% (WAC) due 08/10/49[2]	2,483,845	298,965
2016-P5, 1.70% (WAC) due 10/10/49[2]	1,985,261	194,843
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.86% (WAC) due 06/15/49[2]	8,888,380	837,543
LSTAR Commercial Mortgage Trust
2014-2, 5.01% (WAC) due 01/20/41[2,6]	500,000	502,839
JPMCC Commercial Mortgage Securities Trust
2017-JP5, 1.27% (WAC) due 03/15/50[2]	6,973,721	500,395
BANK
2017-BNK4, 1.62% (WAC) due 05/15/50[2]	4,984,220	496,557
CFCRE Commercial Mortgage Trust
2016-C3, 1.24% (WAC) due 01/10/48[2]	5,918,522	416,585
CD Mortgage Trust
2016-CD1, 1.57% (WAC) due 08/10/49[2]	2,580,315	244,646
Total Commercial Mortgage Backed Securities		45,318,165

Residential Mortgage Backed Securities - 8.7%
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[8]	10,805,776	2,087,677
2006-1, 1.64% (1 Month USD LIBOR + 40 bps) due 03/25/46[2]	1,101,463	1,030,434
GSAA Home Equity Trust
2005-6, 1.67% (1 Month USD LIBOR + 43 bps) due 06/25/35[2]	3,150,000	2,877,087
Countrywide Asset-Backed Certificates
2006-6, 1.41% (1 Month USD LIBOR + 17 bps) due 09/25/36[2]	2,257,916	2,119,324
LSTAR Commercial Mortgage Trust
2016-7, 3.24% (1 Month USD LIBOR + 200 bps) due 12/01/21[2,6]	1,986,733	1,986,733
LSTAR Securities Investment Ltd.
2016-4, 3.24% (1 Month USD LIBOR + 200 bps) due 10/01/21[2,6]	1,979,090	1,969,899
GCAT
2017-1, 3.38% due 03/25/47[6]	1,727,394	1,720,431
Structured Asset Investment Loan Trust
2005-11, 1.60% (1 Month USD LIBOR + 36 bps) due 01/25/36[2]	1,484,092	1,467,567
Banc of America Funding Trust
2015-R4, 1.40% (1 Month USD LIBOR + 17 bps) due 01/27/35[2,6]	771,738	729,779
2014-R7, 1.38% (1 Month USD LIBOR + 14 bps) due 09/26/36[2,6]	657,016	634,366
Nationstar Home Equity Loan Trust
2007-B, 1.46% (1 Month USD LIBOR + 22 bps) due 04/25/37[2]	1,312,321	1,299,335
CSMC Series
2015-12R, 1.73% (1 Month USD LIBOR + 50 bps) due 11/30/37[2,6]	1,154,207	1,137,234
NRPL Trust
2014-2A, 3.75% (WAC) due 10/25/57[2,6]	652,989	654,453
2015-1A, 3.88% due 11/01/54[6]	432,418	433,230
Towd Point Mortgage Trust
2016-1, 2.75% (WAC) due 02/25/55[2,6]	1,025,665	1,031,117
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 2.18% (1 Month USD LIBOR + 95 bps) due 06/25/35[2]	1,000,000	1,000,627
Luminent Mortgage Trust
2006-2, 1.44% (1 Month USD LIBOR + 20 bps) due 02/25/46[2]	1,208,859	981,074
CIM Trust
2017-2, 3.24% (1 Month USD LIBOR + 200 bps) due 12/25/57[2,6]	910,590	919,095
RALI Series Trust
2006-QO2, 1.46% (1 Month USD LIBOR + 22 bps) due 02/25/46[2]	2,056,974	917,177
VOLT LIV LLC
2017-NPL1, 3.50% due 02/25/47[6]	847,045	852,250
Stanwich Mortgage Loan Company LLC
2017-NPA1, 3.60% due 03/16/22[6]	806,488	806,488
CIT Mortgage Loan Trust
2007-1, 2.69% (1 Month USD LIBOR + 145 bps) due 10/25/37[2,6]	758,327	763,547
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 1.66% (1 Year CMT Rate + 77 bps) due 04/25/47[2]	811,276	750,754
American Home Mortgage Assets Trust
2007-1, 1.59% (1 Year CMT Rate + 70 bps) due 02/25/47[2]	961,383	641,101
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.89% (WAC) due 11/25/33[2]	657,791	626,084
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[2,6]	583,136	582,242
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.73% (1 Year CMT Rate + 84 bps) due 11/25/46[2]	566,291	454,488

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Bayview Opportunity Master Fund IVb Trust
2017-RN1, 3.60% (WAC) due 02/28/32[2,6]	449,415	$449,807
UUCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	183,116	194,277
Nomura Resecuritization Trust
2012-1R, 1.68% (1 Month USD LIBOR + 44 bps) due 08/27/47[2,6]	31,496	31,450
Total Residential Mortgage Backed Securities		31,149,127

Military Housing - 1.1%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,4	1,506,437	1,664,558
2003-PRES, 6.24% due 10/10/41[6]	1,387,491	1,571,976
Capmark Military Housing Trust
2007-ROBS, 6.06% due 10/10/52[4]	478,736	492,567
2007-AETC, 5.75% due 02/10/52[4]	333,734	333,317
Total Military Housing		4,062,418
Total Collateralized Mortgage Obligations
(Cost $80,067,011)		80,529,710

CORPORATE BONDS†† - 11.2%
Financial - 6.8%
Station Place Securitization Trust
2.14% (1 Month USD LIBOR + 90 bps) due 07/24/18[2,6]	3,300,000	3,300,000
1.99% (1 Month USD LIBOR + 75 bps) due 08/24/18[2,6]	1,300,000	1,300,000
2.36% (1 Month USD LIBOR + 113 bps) due 02/25/49[2,6]	333,333	333,362
Citigroup, Inc.
5.95%[3,12]	2,450,000	2,649,062
5.90%[3,12]	500,000	538,750
6.25%[3,12]	450,000	506,250
Bank of America Corp.
6.30%[3,12]	2,750,000	3,107,499
6.10%[3,12]	250,000	275,625
Hospitality Properties Trust
5.25% due 02/15/26	1,100,000	1,179,677
4.95% due 02/15/27	400,000	419,060
American Equity Investment Life Holding Co.
5.00% due 06/15/27	1,460,000	1,513,105
KeyCorp
5.00% (3 Month USD LIBOR + 361 bps) [2,3]	1,250,000	1,293,750
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[6]	1,268,085	1,254,885
Aurora Military Housing LLC
6.89% due 01/15/47†††,6	750,000	924,071
JPMorgan Chase & Co.
6.00%[3,12]	800,000	870,000
Credit Suisse Group AG
2.52% (3 Month USD LIBOR + 120 bps) due 12/14/23[2,6]	850,000	855,594
MetLife, Inc.
10.75% due 08/01/39	500,000	836,250
Voya Financial, Inc.
5.65%[12]	700,000	743,400
Wilton Re Finance LLC
5.88%[6,12]	475,000	501,125
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††	415,000	447,491
Pacific Northwest Communities LLC
5.91% due 06/15/50[4]	400,000	441,308
Wells Fargo & Co.
5.88%[3,12]	200,000	222,600
5.90%[3,12]	200,000	217,750
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[4]	378,571	377,451
ACC Group Housing LLC
6.35% due 07/15/54[4]	300,000	350,637
Cadence Bank North America
6.25%[12]	80,000	82,400
Total Financial		24,541,102

Energy - 1.2%
Buckeye Partners, LP
3.95% due 12/01/26	1,523,000	1,502,503
4.35% due 10/15/24	339,000	349,098
ConocoPhillips
6.50% due 02/01/39	700,000	933,331
Equities Corp.
2.11% (3 Month USD LIBOR + 77 bps) due 10/01/20[2]	900,000	901,854
Sunoco Logistics Partners Operations, LP
3.90% due 07/15/26	715,000	709,331
Hess Corp.
4.30% due 04/01/27	350,000	346,916
Total Energy		4,743,033

Communications - 1.0%
Discovery Communications LLC
3.95% due 03/20/28	1,950,000	1,936,025
AT&T, Inc.
2.20% (3 Month USD LIBOR + 89 bps) due 02/14/23[2]	1,250,000	1,247,214
SFR Group S.A.
7.38% due 05/01/26[6]	350,000	378,000
Total Communications		3,561,239

Consumer, Non-cyclical - 0.9%
Offutt AFB America First Community LLC
5.46% due 09/01/50[6]	1,911,815	2,020,635
NYU Hospitals Center
4.37% due 07/01/47	1,000,000	1,057,664
Total Consumer, Non-cyclical		3,078,299

Basic Materials - 0.7%
Yamana Gold, Inc.
4.95% due 07/15/24	1,485,000	1,522,125

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

	Face Amount~		Value

BHP Billiton Finance USA Ltd.
6.75% (USD 5 Year Swap Rate + 509 bps) due 10/19/75[2,6]		750,000	$883,125
Total Basic Materials			2,405,250

Consumer, Cyclical - 0.4%
Northern Group Housing LLC
6.80% due 08/15/53[4]		600,000	737,568
HP Communities LLC
5.78% due 03/15/46[4]		500,000	546,080
Total Consumer, Cyclical			1,283,648

Technology - 0.2%
Micron Technology, Inc.
7.50% due 09/15/23		510,000	566,738

Industrial - 0.0%
Constar International, Inc
11.00% due 12/31/17†††,1		4,091	—
Total Corporate Bonds
(Cost $38,870,056)			40,179,309

U.S. GOVERNMENT SECURITIES†† - 8.1%
U.S. Treasury Bond
due 11/15/44[9]		37,435,600	16,991,649
due 11/15/46[9]		28,444,000	12,110,850
Total U.S. Treasury Bond			29,102,499
Total U.S. Government Securities
(Cost $28,656,887)			29,102,499

FEDERAL AGENCY BONDS†† - 3.8%
Fannie Mae Principal Strips
due 05/15/30[9]		3,150,000	2,153,273
due 05/15/29[9,10]		1,750,000	1,242,242
due 01/15/30[9]		1,000,000	691,495
Total Fannie Mae Principal Strips			4,087,010
Freddie Mac Principal Strips
due 03/15/31[9]		2,950,000	1,950,786
due 07/15/32[9]		2,700,000	1,704,298
Total Freddie Mac Principal Strips			3,655,084
Freddie Mac[10]
due 12/14/29[9]		2,900,000	2,018,017
due 01/02/34[9]		850,000	508,080
Total Freddie Mac			2,526,097
Freddie Mac Strips
due 09/15/29[9]		2,600,000	1,826,131
Tennessee Valley Authority
5.38% due 04/01/56		600,000	817,235
4.25% due 09/15/65		700,000	796,793
Total Tennessee Valley Authority			1,614,028
Total Federal Agency Bonds
(Cost $13,800,593)			13,708,350

SENIOR FLOATING RATE INTERESTS††,2 - 2.9%
Technology - 1.1%
Epicor Software
4.99% (1 Month USD LIBOR + 375 bps) due 06/01/22		1,232,084	1,233,625
Equinix, Inc.
2.50% (2 Month EURIBOR + 250 bps) due 01/05/24[13]	EUR	995,000	1,179,583
Internet Brands, Inc.
4.82% (3 Month USD LIBOR + 350 bps) due 09/13/24		684,271	679,707
Compucom Systems, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 05/11/20		702,678	611,772
EIG Investors Corp.
5.32% (3 Month USD LIBOR + 400 bps) due 02/09/23		260,603	263,068
Total Technology			3,967,755

Communications - 0.5%
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23		1,563,830	1,438,442
Proquest LLC
4.99% (1 Month USD LIBOR + 375 bps) due 10/24/21		489,842	494,535
Total Communications			1,932,977

Consumer, Non-cyclical - 0.5%
Packaging Coordinators Midco, Inc.
5.34% (3 Month USD LIBOR + 400 bps) due 06/30/23		691,250	689,522
American Tire Distributors, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 09/01/21		518,354	522,890
DJO Finance LLC
4.49% (1 Month USD LIBOR + 325 bps) due 06/08/20		493,703	492,878
CareCore National LLC
5.24% (1 Month USD LIBOR + 400 bps) due 03/05/21		120,574	121,780
NES Global Talent
6.81% (3 Month USD LIBOR + 550 bps) due 10/03/19		115,618	104,056
Total Consumer, Non-cyclical			1,931,126

Financial - 0.4%
Misys Ltd.
4.82% (3 Month USD LIBOR + 350 bps) due 06/13/24		1,250,000	1,255,138
American Stock Transfer & Trust
5.84% (3 Month USD LIBOR + 450 bps) due 06/26/20		93,666	93,900
Total Financial			1,349,038

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Consumer, Cyclical - 0.3%
Petco Animal Supplies, Inc.
4.31% (3 Month USD LIBOR + 300 bps) due 01/26/23	1,184,962	$975,129

Industrial - 0.1%
Wrangler Buyer Corp.
3.00% (3 Month USD LIBOR + 300 bps) due 09/27/24	200,000	200,916
Total Senior Floating Rate Interests
(Cost $10,573,346)		10,356,941

MUNICIPAL BONDS†† - 1.3%
California - 0.5%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/41[9]	1,540,000	616,693
due 08/01/46[9]	750,000	242,040
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[9]	1,410,000	595,443
Cypress School District General Obligation Unlimited
due 08/01/48[9]	1,000,000	265,570
Total California		1,719,746

Ohio - 0.4%
American Municipal Power, Inc. Revenue Bonds
8.08% due 02/15/50	1,030,000	1,702,683

Illinois - 0.4%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	563,915
5.10% due 06/01/33	500,000	538,445
Total Illinois		1,102,360
Total Municipal Bonds
(Cost $4,305,128)		4,524,789

FOREIGN GOVERNMENT DEBT†† - 0.4%
Kenya Government International Bond
6.88% due 06/24/24[6]	510,000	520,577
Senegal Government International Bond
6.25% due 05/23/33[6]	500,000	514,145
Dominican Republic International Bond
6.85% due 01/27/45[6]	450,000	503,438
Total Foreign Government Debt
(Cost $1,481,471)		1,538,160

COMMERCIAL PAPER†† - 9.3%
Anthem, Inc.
1.36% due 10/16/17[6,9,11]	5,500,000	5,496,883
Hewlett-Packard Co.
1.47% due 10/16/17[6,9,11]	5,500,000	5,496,631
Dr Pepper Snapple Group, Inc.
1.35% due 10/03/17[6,9,11]	5,000,000	4,999,625
E.I. Du Pont de Nemours & Co.
1.35% due 10/06/17[9,11]	5,000,000	4,999,063
Marriott International, Inc.
1.41% due 10/26/17[9,11]	5,000,000	4,995,104
McKesson Corp.
1.35% due 10/23/17[9,11]	3,980,000	3,976,717
Molex Electronics Tech
1.36% due 10/10/17[9,11]	2,500,000	2,499,150
Amphenol Corp.
1.35% due 10/02/17[9,11]	800,000	799,970
Total Commercial Paper
(Cost $33,263,143)		33,263,143

	Contracts

OTC OPTIONS PURCHASED†† - 0.0%
Call options on:
Bank of America Merrill Lynch iShares 20+ Year Treasury Bond ETF Expiring October 2017 with strike price of $130.00 (Notional Value $28,482,708)	2,283	20,547
Total Call options		20,547
Put options on:
Bank of America Merrill Lynch iShares iBoxx High Yield Corporate Bond ETF Expiring October 2017 with strike price of $84.00 (Notional Value $38,477,460)	4,335	15,173
Total Put options		15,173
Total OTC Options Purchased
(Cost $550,095)		35,720

Total Investments - 104.0%
(Cost $371,398,981)		$372,335,973

OTC OPTIONS WRITTEN†† - 0.0%
Call options on:
Bank of America Merrill Lynch iShares 20+ Year Treasury Bond ETF Expiring October 2017 with strike price of $133.00 (Notional Value $28,482,708)	2,283	(7,991)
Total OTC Options Written
(Premiums received $164,376)		(7,991)
Other Assets & Liabilities, net - (4.0)%		(14,303,752)
Total Net Assets - 100.0%		$358,024,230

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

CENTRALLY CLEARED INTEREST RATE SWAPS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Unrealized Gain (Loss)
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.24%	Quarterly	08/11/27	$(14,700,000)	$157,003	$157,003
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	1.90%	Quarterly	09/07/24	(2,900,000)	46,285	46,285
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.17%	Quarterly	08/22/27	(2,300,000)	28,988	28,988
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	1.90%	Quarterly	08/11/22	(5,100,000)	25,539	25,539
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	1.71%	Quarterly	08/11/20	(7,600,000)	23,817	23,817
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.19%	Quarterly	08/15/27	(2,200,000)	22,669	22,669
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.15%	Quarterly	08/21/27	(1,500,000)	20,316	20,316
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.03%	Quarterly	08/18/24	(2,500,000)	17,714	17,714
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.07%	Quarterly	05/26/24	(4,590,000)	15,987	15,987
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.24%	Quarterly	08/17/27	(2,000,000)	12,386	12,386
Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.16%	Quarterly	02/13/24	(6,200,000)	(17,568)	(17,568)
									$353,136

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2017	Net Unrealized Appreciation
Bank of America	(1,008,000)	EUR	10/12/17	$1,208,044	$1,192,025	$16,019

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs, unless otherwise noted — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $0, (cost $4,146) or 0.0% of total net assets.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[3]	Perpetual maturity.
[4]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $8,988,687 (cost $10,085,688), or 2.5% of total net assets— See Note 10.

[5]	Rate indicated is the 7 day yield as of September 30, 2017.
[6]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $199,751,704 (cost $198,259,340), or 55.8% of total net assets.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]	Security is an interest-only strip. Rate indicated is effective yield at September 30, 2017.
[9]	Zero coupon rate security.
[10]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[11]	Rate indicated is the effective yield at the time of purchase.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	The underlying reference rate was negative at period end causing the effective rate to be equal to the spread amount listed.
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
LIBOR — London Interbank Offered Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
INVESTMENT GRADE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Asset Backed Securities	$—	$154,643,063	$—	$245,278		$154,888,341
Collateralized Mortgage Obligations	—	77,019,676	—	3,510,034		80,529,710
Commercial Paper	—	33,263,143	—	—		33,263,143
Common Stocks	38,733	—	—	—	**	38,733
Corporate Bonds	—	38,807,747	—	1,371,562		40,179,309
Forward Foreign Currency Exchange Contracts	—	—	16,019	—		16,019
Federal Agency Bonds	—	13,708,350	—	—		13,708,350
Foreign Government Debt	—	1,538,160	—	—		1,538,160
Interest Rate Swaps	—	—	370,704	—		370,704
Money Market Fund	969,501	—	—	—		969,501
Municipal Bonds	—	4,524,789	—	—		4,524,789
Options Purchased	—	35,720	—	—		35,720
Preferred Stocks	—	334,886	—	2,865,891		3,200,777
Senior Floating Rate Interests	—	10,356,941	—	—		10,356,941
U.S. Government Securities	—	29,102,499	—	—		29,102,499
Total Assets	$1,008,234	$363,334,974	$386,723	$7,992,765		$372,722,696

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Interest Rate Swaps	$—	$—	$17,568	$—		$17,568
Options Written	—	7,991	—	—		7,991
Total Liabilities	$—	$7,991	$17,568	$—		$25,559

*	Other financial instruments include forward foreign currency exchange contracts and swaps, which are reported as unrealized gain/loss at period end.
**	Market value of security is $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, Investment Grade Bond Fund had securities with the total value $1,003,944 transfer out of Level 3 into Level 2 due to changes in securities’ valuation methods using observable inputs. There were no other transfers between levels.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
INVESTMENT GRADE BOND FUND

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2017:

LEVEL 3 - Fair value measurement using significant unobservable inputs
	Collateralized Mortgage Obligation	Asset-Backed Securities	Common Stocks	Preferred Stocks	Corporate Bonds	Total
INVESTMENT GRADE BOND FUND
Assets:
Beginning Balance	$—	$1,304,702	$—	$2,282,127	$1,384,591	$4,971,420
Purchases	3,610,508	—	—	—	—	3,610,508
Sales, maturities and paydowns	—	(49,351)	—	—	—	(49,351)
Total realized gains or losses included in earnings	—	—	—	—	—	—
Total change in unrealized gains or losses included in earnings	(100,474)	(6,129)	—	583,764	(13,029)	464,132
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	(1,003,944)	—	—	—	(1,003,944)
Ending Balance	$3,510,034	$245,278	$—	$2,865,891	$1,371,562	$7,992,765
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017	$(79,858)	$4,016	$—	$583,764	$(11,597)	$496,324

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Level 3	Valuation Technique	Unobservable Inputs
Asset Backed Securities	$245,278	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
Collateralized Mortgage Obligations	3,510,034	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
Corporate Bonds	1,371,562	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
Preferred Stocks	2,865,891	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
Total	$7,992,765

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Funds.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $371,398,981)	$372,335,973
Foreign currency, at value (cost $6,639)	6,639
Segregated cash with broker	1,146,541
Cash	82,051
Unrealized appreciation on forward foreign currency exchange contracts	16,019
Prepaid expenses	47,504
Receivables:
Securities sold	1,787,690
Interest	1,416,385
Fund shares sold	390,435
Dividends	1,674
Total assets	377,230,911

Liabilities:
Options written, at value (premiums received $164,376)	7,991
Due to broker	85,000
Variation margin on swap agreements	52
Payable for:
Securities purchased	18,609,979
Fund shares redeemed	203,615
Management fees	90,690
Distribution and service fees	61,626
Fund accounting/administration fees	23,363
Dividends distributed	19,809
Transfer agent/maintenance fees	12,604
Recoupment of previously waived expenses	2,398
Trustees’ fees*	303
Miscellaneous	89,251
Total liabilities	19,206,681
Net assets	358,024,230

Net assets consist of:
Paid in capital	$360,391,057
Accumulated net investment loss	347,181
Accumulated net realized loss on investments	(4,176,540)
Net unrealized appreciation on investments	1,462,532
Net assets	$358,024,230

A-Class:
Net assets	$170,623,716
Capital shares outstanding	9,198,651
Net asset value per share	$18.55
Maximum offering price per share (Net asset value divided by 96.00%)	$19.32

C-Class:
Net assets	$28,083,289
Capital shares outstanding	1,520,369
Net asset value per share	$18.47

P-Class:
Net assets	$17,302,948
Capital shares outstanding	932,083
Net asset value per share	$18.56

Institutional Class:
Net assets	$142,014,277
Capital shares outstanding	7,666,920
Net asset value per share	$18.52

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends	$179,529
Interest	13,062,010
Total investment income	13,241,539

Expenses:
Management fees	1,570,486
Distribution and service fees:
A-Class	412,256
C-Class	306,961
P-Class	12,906
Recoupment of previously waived fees:
A-Class	89,303
C-Class	9,862
P-Class	601
Institutional Class	23,559
Transfer agent/maintenance fees:
A-Class	132,041
C-Class	42,649
P-Class	7,172
Institutional Class	26,792
Fund accounting/administration fees	251,747
Line of credit fees	63,437
Custodian fees	22,437
Short interest expense	13,161
Trustees’ fees*	12,408
Miscellaneous	234,990
Total expenses	3,232,768
Less:
Expenses waived by Adviser	(75,571)
Expenses reimbursed by Adviser:
A-Class	(46,546)
C-Class	(14,795)
P-Class	(3,264)
Institutional Class	(11,962)
Total waived/reimbursed expenses	(152,138)
Net expenses	3,080,630
Net investment income	10,160,909

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,181,572
Swap agreements	(56,926)
Foreign currency transactions	(25,201)
Forward currency exchange contracts	(115,574)
Options purchased	134,689
Options written	(80,268)
Net realized gain	1,038,292
Net change in unrealized appreciation (depreciation) on:
Investments	(202,429)
Swap agreements	353,136
Options purchased	(514,375)
Options written	156,385
Forward foreign currency exchange contracts	16,019
Net change in unrealized appreciation (depreciation)	(191,264)
Net realized and unrealized gain	847,028
Net increase in net assets resulting from operations	$11,007,937

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,160,909	$6,639,023
Net realized gain on investments	1,038,292	2,098,723
Net change in unrealized appreciation (depreciation) on investments	(191,264)	4,628,363
Net increase in net assets resulting from operations	11,007,937	13,366,109

Distributions to shareholders from:
Net investment income
A-Class	(5,543,696)	(4,978,867)
C-Class	(809,552)	(868,592)
P-Class	(165,374)	(57,008)
Institutional Class	(4,160,219)	(1,157,024)
Total distributions to shareholders	(10,678,841)	(7,061,491)

Capital share transactions:
Proceeds from sale of shares
A-Class	68,572,987	66,630,224
C-Class	5,322,726	19,854,556
P-Class	18,599,465	3,885,131
Institutional Class	85,698,634	85,970,913
Distributions reinvested
A-Class	5,078,949	4,737,216
C-Class	705,067	761,108
P-Class	165,374	57,008
Institutional Class	4,051,788	893,933
Cost of shares redeemed
A-Class	(61,989,844)	(31,331,066)
C-Class	(13,889,018)	(9,542,796)
P-Class	(4,553,931)	(946,105)
Institutional Class	(31,294,035)	(12,097,691)
Net increase from capital share transactions	76,468,162	128,872,431
Net increase in net assets	76,797,258	135,177,049

Net assets:
Beginning of year	281,226,972	146,049,923
End of year	$358,024,230	$281,226,972
Undistributed net income investment at end of period/Accumulated net investment loss at end of year	$347,181	$(747,212)

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	3,734,365	3,676,365
C-Class	291,471	1,100,204
P-Class	1,004,493	214,391
Institutional Class	4,668,101	4,719,258
Shares issued from reinvestment of distributions
A-Class	276,636	261,551
C-Class	38,586	42,199
P-Class	8,989	3,148
Institutional Class	220,822	48,739
Shares redeemed
A-Class	(3,377,947)	(1,727,722)
C-Class	(760,143)	(529,935)
P-Class	(247,641)	(51,857)
Institutional Class	(1,710,778)	(661,553)
Net increase in shares	4,146,954	7,094,788

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$18.55	$18.10	$18.50	$17.81	$17.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.59	.64	.69	.65	.61
Net gain (loss) on investments (realized and unrealized)	.02	.50	(.30)	.83	(.04)
Total from investment operations	.61	1.14	.39	1.48	.57
Less distributions from:
Net investment income	(.61)	(.69)	(.79)	(.79)	(.68)
Total distributions	(.61)	(.69)	(.79)	(.79)	(.68)
Net asset value, end of period	$18.55	$18.55	$18.10	$18.50	$17.81

Total Return[b]	3.39%	6.50%	2.12%	8.47%	3.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,624	$158,932	$115,019	$99,565	$83,642
Ratios to average net assets:
Net investment income (loss)	3.19%	3.55%	3.72%	3.55%	3.40%
Total expenses[c]	1.07%	1.08%	1.17%	1.19%	1.21%
Net expenses[d,h]	1.02%[e]	1.03%	1.07%	1.05%	1.04%
Portfolio turnover rate	81%	100%	57%	61%	119%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$18.48	$18.02	$18.42	$17.73	$17.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.51	.55	.51	.48
Net gain (loss) on investments (realized and unrealized)	.02	.51	(.30)	.83	(.05)
Total from investment operations	.47	1.02	.25	1.34	.43
Less distributions from:
Net investment income	(.48)	(.56)	(.65)	(.65)	(.52)
Total distributions	(.48)	(.56)	(.65)	(.65)	(.52)
Net asset value, end of period	$18.47	$18.48	$18.02	$18.42	$17.73

Total Return[b]	2.59%	5.78%	1.36%	7.69%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,083	$36,040	$24,111	$20,673	$17,876
Ratios to average net assets:
Net investment income (loss)	2.47%	2.81%	3.00%	2.80%	2.65%
Total expenses[c]	1.85%	1.90%	1.99%	1.99%	2.03%
Net expenses[d,h]	1.77%[e]	1.77%	1.82%	1.80%	1.79%
Portfolio turnover rate	81%	100%	57%	61%	119%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$18.57	$18.12	$18.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.59	.25
Net gain (loss) on investments (realized and unrealized)	.05	.55	(.26)
Total from investment operations	.61	1.14	(.01)
Less distributions from:
Net investment income	(.62)	(.69)	(.32)
Total distributions	(.62)	(.69)	(.32)
Net asset value, end of period	$18.56	$18.57	$18.12

Total Return[b]	3.33%	6.51%	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,303	$3,087	$10
Ratios to average net assets:
Net investment income (loss)	3.06%	3.25%	3.25%
Total expenses[c]	1.13%	0.98%	3.29%
Net expenses[d,h]	1.01%[e]	0.98%	1.09%
Portfolio turnover rate	81%	100%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[g]
Per Share Data
Net asset value, beginning of period	$18.53	$18.07	$18.47	$17.80	$18.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.62	.74	.68	.46
Net gain (loss) on investments (realized and unrealized)	.02	.58	(.31)	.83	(.21)
Total from investment operations	.66	1.20	.43	1.51	.25
Less distributions from:
Net investment income	(.67)	(.74)	(.83)	(.84)	(.45)
Total distributions	(.67)	(.74)	(.83)	(.84)	(.45)
Net asset value, end of period	$18.52	$18.53	$18.07	$18.47	$17.80

Total Return[b]	3.67%	6.83%	2.37%	8.64%	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,014	$83,168	$6,910	$5,909	$174
Ratios to average net assets:
Net investment income (loss)	3.51%	3.41%	4.01%	3.72%	3.85%
Total expenses[c]	0.74%	0.76%	0.94%	0.88%	1.17%
Net expenses[d,h]	0.70%[e]	0.76%	0.82%	0.78%	0.82%
Portfolio turnover rate	81%	100%	57%	61%	119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is 0.05% for A-Class, 0.03% for C-Class, 0.01% for P-Class, and 0.02% Institutional Class.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: January 29, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/17	09/30/16	09/30/15	09/30/14	09/30/13
A-Class	1.00%	1.00%	1.00%	1.00%	1.02%
C-Class	1.75%	1.74%	1.75%	1.75%	1.77%
P-Class	0.99%	0.97%	1.00%	N/A	N/A
Institutional Class	0.68%	0.75%	0.75%	0.75%	0.77%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; James W. Michal, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, Guggenheim Limited Duration Fund returned 2.95%1, compared with the 0.69% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index.

The Fund seeks to provide a high level of income consistent with the preservation of capital. It invests at least 80% of its assets in a diversified portfolio of debt securities.

In June, the U.S. Federal Reserve (the “Fed”) delivered its fourth rate hike since the financial crisis, raising the fed funds rate target range to 1.00–1.25%. As long as the unemployment rate continues to decline, we believe the Fed will feel compelled to continue hiking to stay ahead of potential inflationary pressures, given the lags associated with monetary policy effects. The Fund is positioned for a rising interest rate environment with over 70% floating rate at September 30, 2017.

During the period, returns were chiefly driven by the portfolio’s investments in collateralized loan obligations (“CLOs”) and non-agency residential mortgage back securities (“NA RMBS”).

The Fund rotated into higher quality assets and increased cash as market valuations signaled caution.

The Fund’s positive returns were largely attributable to the tightening of credit spreads and the Fund’s carry; losses attributable to the increase in interest rates over the period were mitigated by the Fund maintaining low duration over the period.

The Fund also uses derivatives to hedge against changes in interest rates and foreign asset exposure. For the period, derivatives as a whole detracted slightly from return.

CLOs offered attractive risk-adjusted returns. The Fund favored less credit risk and spread duration, specifically the shorter and higher-quality tranches. Investment-grade CLOs offered spread pickup versus investment-grade corporate bonds.

NA RMBS holdings were a positive contributor due to carry as well as price appreciation. Prices appreciated from spread tightening and improving market expectations for future cash flows. Impact from curve flattening was mitigated given the floating and low duration characteristics of the NA RMBS holdings.

The Fund will continue to focus on allocating to structured credit that may help shield investors from interest rate volatility without having to sacrifice yield.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2017, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013

Ten Largest Holdings (% of Total Net Assets)
Government of United Kingdom, 10/02/17	2.0%
Republic of Portugal, 11/17/17	1.9%
Kingdom of Denmark 4.00%	1.9%
Republic of Italy	1.9%
Republic of France, 10/04/17	1.7%
Government of Japan, 12/11/17	1.7%
State of Israel, 10/31/17	1.5%
Kingdom of Spain, 10/13/17	1.5%
United Mexican States 01/04/18	1.2%
Guggenheim Floating Rate Strategies Fund - Institutional Class	1.2%
Top Ten Total	16.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	27.5%
AA	13.8%
A	22.7%
BBB	20.2%
BB	2.5%
B	2.5%
CCC	0.3%
CC	0.1%
NR2	6.2%
Other Instruments	4.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	Since Inception (12/16/13)
A-Class Shares	2.95%	2.64%
A-Class Shares with sales charge†	0.62%	2.02%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	0.69%	1.01%
		Since Inception (12/16/13)
C-Class Shares	2.18%	1.87%
C-Class Shares with CDSC§	1.18%	1.87%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	0.69%	1.01%
		Since Inception (05/01/15)
P-Class Shares	2.93%	2.65%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	0.69%	1.00%
		Since Inception (12/16/13)
Institutional Class Shares	3.21%	2.91%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index	0.69%	1.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	September 30, 2017
LIMITED DURATION FUND

	Shares	Value

MUTUAL FUNDS† - 2.8%
Guggenheim Floating Rate Strategies Fund - Institutional Class[1]	1,047,559	$27,278,433
Guggenheim Strategy Fund II1	572,612	14,349,646
Guggenheim Strategy Fund I1	501,781	12,599,724
Guggenheim Strategy Fund III[1]	374,644	9,381,097
Total Mutual Funds
(Cost $63,434,615)		63,608,900

MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[2]	34,712,289	34,712,289
Total Money Market Fund
(Cost $34,712,289)		34,712,289

	Face Amount~

ASSET-BACKED SECURITIES†† - 36.6%
Collateralized Loan Obligations - 28.8%
CIFC Funding Ltd.
2017-3A, 2.26% (3 Month USD LIBOR + 95 bps) due 07/22/26[3,4]	14,500,000	14,499,782
2016-1A, 3.26% (3 Month USD LIBOR + 195 bps) due 01/22/27[3,4]	8,500,000	8,530,321
2017-4A, 2.68% (3 Month USD LIBOR + 138 bps) due 10/17/26[3,4]	5,000,000	5,022,194
2015-2A, 3.22% (3 Month USD LIBOR + 190 bps) due 12/05/24[3,4]	2,000,000	2,001,582
2015-2A, 4.02% (3 Month USD LIBOR + 270 bps) due 12/05/24[3,4]	1,990,000	1,993,576
Telos CLO Ltd.
2017-6A, 2.57% (3 Month USD LIBOR + 127 bps) due 01/17/27[3,4]	19,900,000	19,963,226
2013-4A, 4.05% (3 Month USD LIBOR + 275 bps) due 07/17/24[3,4]	500,000	503,751
Venture XVI CLO Ltd.
2017-16A, 2.42% (3 Month USD LIBOR + 112 bps) due 04/15/26[3,4]	20,000,000	20,091,564
Fortress Credit BSL II Ltd.
2017-2A, 2.46% (3 Month USD LIBOR + 115 bps) due 10/19/25[3,4]	19,000,000	19,067,862
Fortress Credit Opportunities III CLO, LP
2017-3A, 2.95% (3 Month USD LIBOR + 165 bps) due 04/28/26[3,4]	15,000,000	15,064,537
2017-3A, 4.00% due 04/28/26[4]	1,800,000	1,802,487
2017-3A, 3.55% (3 Month USD LIBOR + 225 bps) due 04/28/26[3,4]	1,000,000	1,000,630
Great Lakes CLO Ltd.
2014-1A, 3.15% (3 Month USD LIBOR + 185 bps) due 04/15/25[3,4]	10,000,000	10,009,189
2015-1A, 3.25% (3 Month USD LIBOR + 195 bps) due 07/15/26[3,4]	5,000,000	5,014,094
2012-1A, 3.13% (3 Month USD LIBOR + 183 bps) due 01/15/23[3,4]	2,345,764	2,347,059
2014-1A, 5.00% (3 Month USD LIBOR + 370 bps) due 04/15/25[3,4]	250,000	250,006
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 3.37% (3 Month USD LIBOR + 205 bps) due 12/15/28[3,4]	17,000,000	17,067,690
Golub Capital Partners CLO Ltd.
2016-33A, 3.80% (3 Month USD LIBOR + 248 bps) due 11/21/28[3,4]	9,000,000	8,976,164
2015-25A, 3.11% (3 Month USD LIBOR + 180 bps) due 08/05/27[3,4]	5,000,000	5,008,229
2015-23A, 3.46% (3 Month USD LIBOR + 215 bps) due 05/05/27[3,4]	1,000,000	1,011,294
2015-24A, 5.06% (3 Month USD LIBOR + 375 bps) due 02/05/27[3,4]	1,000,000	1,000,970
2014-21A, 3.76% (3 Month USD LIBOR + 245 bps) due 10/25/26[3,4]	500,000	493,593
2014-18A, 4.81% (3 Month USD LIBOR + 350 bps) due 04/25/26[3,4]	250,000	249,605
2014-18A, 5.31% (3 Month USD LIBOR + 400 bps) due 04/25/26[3,4]	250,000	245,506
Oaktree EIF II Series A2 Ltd.
2017-A2, 2.47% (3 Month USD LIBOR + 115 bps) due 11/15/25[3,4]	14,600,000	14,631,568
Hunt CRE Ltd.
2017-FL1, 2.23% (1 Month USD LIBOR + 100 bps) due 08/15/34[3,4]	14,600,000	14,608,808
Vibrant CLO II Ltd.
2017-2A, 2.21% (3 Month USD LIBOR + 90 bps) due 07/24/24[3,4]	8,600,000	8,593,871
2017-2A, 2.76% (3 Month USD LIBOR + 145 bps) due 07/24/24[3,4]	4,850,000	4,846,812
Steele Creek CLO Ltd.
2017-1A, 2.65% (3 Month USD LIBOR + 133 bps) due 08/21/26[3,4]	11,300,000	11,349,296
2017-1A, 3.17% (3 Month USD LIBOR + 185 bps) due 08/21/26[3,4]	2,000,000	2,012,706
TICP CLO Ltd.
2014-3A, 2.49% (3 Month USD LIBOR + 118 bps) due 01/20/27[3,4]	13,350,000	13,343,914
Vibrant CLO III Ltd.
2016-3A, 2.79% (3 Month USD LIBOR + 148 bps) due 04/20/26[3,4]	8,800,000	8,859,168
2016-3A, 3.36% (3 Month USD LIBOR + 205 bps) due 04/20/26[3,4]	4,000,000	3,986,386
KVK CLO Ltd.
2017-1A, 3.12% (3 Month USD LIBOR + 180 bps) due 05/15/26[3,4]	5,600,000	5,639,361
2017-2A, 2.48% (3 Month USD LIBOR + 118 bps) due 07/15/26[3,4]	5,000,000	5,005,924
2017-2A, 3.85% (3 Month USD LIBOR + 255 bps) due 07/15/26[3,4]	1,000,000	1,002,974
2013-1A, due 04/14/25[4,5]	750,000	264,181

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

Palmer Square CLO Ltd.
2017-1A, 2.29% (3 Month USD LIBOR + 97 bps) due 05/15/25[3,4]	11,305,989	$11,319,619
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 3.00% (3 Month USD LIBOR + 170 bps) due 10/15/26[3,4]	5,200,000	5,232,843
2017-5A, 3.40% due 10/15/26[4]	4,000,000	4,016,183
2017-5A, 3.65% (3 Month USD LIBOR + 235 bps) due 10/15/26[3,4]	1,000,000	1,006,897
2017-5A, 4.45% (3 Month USD LIBOR + 315 bps) due 10/15/26[3,4]	1,000,000	1,003,100
Figueroa CLO Ltd.
2017-2A, 2.58% (3 Month USD LIBOR + 125 bps) due 06/20/27[3,4]	10,000,000	10,019,342
2013-1A, 4.07% (3 Month USD LIBOR + 275 bps) due 03/21/24[3,4]	500,000	500,012
Carlyle Global Market Strategies CLO Ltd.
2013-2A, 2.45% (3 Month USD LIBOR + 115 bps) due 04/18/25[3,4]	7,762,363	7,765,050
2013-4A, 2.77% (3 Month USD LIBOR + 147 bps) due 10/15/25[3,4]	2,000,000	1,999,229
PFP Ltd.
2017-3, 2.28% (1 Month USD LIBOR + 105 bps) due 01/14/35[3,4]	6,678,455	6,688,873
2015-2, 3.23% (1 Month USD LIBOR + 200 bps) due 07/14/34[3,4]	3,000,000	2,996,793
Resource Capital Corporation Ltd.
2017-CRE5, 2.03% (1 Month USD LIBOR + 80 bps) due 07/15/34[3,4]	9,500,000	9,520,748
Jamestown CLO III Ltd.
2017-3A, 2.44% (3 Month USD LIBOR + 114 bps) due 01/15/26[3,4]	9,400,000	9,416,298
ACIS CLO Ltd.
2013-1A, 2.17% (3 Month USD LIBOR + 87 bps) due 04/18/24[3,4]	4,855,161	4,854,118
2014-4A, 2.73% (3 Month USD LIBOR + 142 bps) due 05/01/26[3,4]	4,000,000	4,008,698
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 4.08% (3 Month USD LIBOR + 270 bps) due 12/22/28[3,4]	8,000,000	7,979,189
NXT Capital CLO LLC
2017-1A, 3.13% (3 Month USD LIBOR + 170 bps) due 04/20/29[3,4]	7,700,000	7,691,362
Seneca Park CLO Limited
2017-1A, 2.80% (3 Month USD LIBOR + 150 bps) due 07/17/26[3,4]	4,000,000	4,013,995
2017-1A, 2.42% (3 Month USD LIBOR + 112 bps) due 07/17/26[3,4]	3,500,000	3,513,056
Northwoods Capital X Ltd.
2017-10A, 2.86% (3 Month USD LIBOR + 155 bps) due 11/04/25[3,4]	4,000,000	4,001,249
2017-10A, 2.39% (3 Month USD LIBOR + 108 bps) due 11/04/25[3,4]	3,500,000	3,505,194
TICP CLO II Ltd.
2017-2A, 2.86% (3 Month USD LIBOR + 155 bps) due 07/20/26[3,4]	4,000,000	3,999,925
TICP CLO II Ltd.
2017-2A, 2.47% (3 Month USD LIBOR + 116 bps) due 07/20/26[3,4]	3,500,000	3,500,803
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 3.25% (3 Month USD LIBOR + 178 bps) due 07/20/29[3,4]	7,500,000	7,489,955
Crown Point CLO III Ltd.
2015-3A, 2.27% (3 Month USD LIBOR + 91 bps) due 12/31/27[3]	7,270,000	7,271,277
Woodmont Trust
2017-3A, 3.30% (3 Month USD LIBOR + 173 bps) due 10/18/29[3,4]	4,700,000	4,693,407
2017-2A, 3.03% (3 Month USD LIBOR + 180 bps) due 07/18/28[3,4]	2,500,000	2,496,952
Flagship CLO VIII Ltd.
2017-8A, 3.00% (3 Month USD LIBOR + 170 bps) due 01/16/26[3,4]	6,900,000	6,934,965
Cerberus Loan Funding XVII Ltd.
2016-3A, 3.69% (3 Month USD LIBOR + 253 bps) due 01/15/28[3,4]	6,500,000	6,494,446
A Voce CLO Ltd.
2017-1A, 2.46% (3 Month USD LIBOR + 116 bps) due 07/15/26[3,4]	6,400,000	6,401,501
Avery Point V CLO Ltd.
2017-5A, 2.28% (3 Month USD LIBOR + 98 bps) due 07/17/26[3,4]	6,300,000	6,331,500
Venture XIX CLO Ltd.
2016-19A, 3.30% (3 Month USD LIBOR + 200 bps) due 01/15/27[3,4]	6,100,000	6,194,683
Crown Point CLO II Ltd.
2013-2A, 3.23% (3 Month USD LIBOR + 193 bps) due 12/31/23[3,4]	6,000,000	6,034,527
Catamaran CLO Ltd.
2016-1A, 3.22% (3 Month USD LIBOR + 195 bps) due 12/20/23[3,4]	3,250,000	3,250,861
2014-1A, 3.96% (3 Month USD LIBOR + 265 bps) due 04/20/26[3,4]	2,750,000	2,769,289
Cent CDO 14 Ltd.
2007-14A, 2.00% (3 Month USD LIBOR + 70 bps) due 04/15/21[3,4]	6,000,000	5,798,303
Northwoods Capital Ltd.
2017-14A, 2.61% (3 Month USD LIBOR + 130 bps) due 11/12/25[3,4]	5,700,000	5,710,798
GoldenTree Loan Opportunities VII Ltd.
2013-7A, 2.46% (3 Month USD LIBOR + 115 bps) due 04/25/25[3,4]	5,681,745	5,703,166
Cent CLO LP
2017-21A, 2.53% (3 Month USD LIBOR + 121 bps) due 07/27/26[3,4]	5,500,000	5,514,617
Cent CLO 20 Ltd.
2017-20A, 2.94% (3 Month USD LIBOR + 163 bps) due 01/25/26[3,4]	3,250,000	3,249,093
2017-20A, 2.41% (3 Month USD LIBOR + 110 bps) due 01/25/26[3,4]	2,100,000	2,102,428
Galaxy XVIII CLO Ltd.
2017-18A, 2.47% (3 Month USD LIBOR + 117 bps) due 10/15/26[3,4]	5,300,000	5,309,557

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

OZLM IX Ltd.
2017-9A, 2.96% (3 Month USD LIBOR + 165 bps) due 01/20/27[3,4]	5,100,000	$5,129,417
Venture XII CLO Ltd.
2017-12A, 2.95% (3 Month USD LIBOR + 163 bps) due 02/28/26[3,4]	5,100,000	5,107,112
Flagship CLO
2017-8A, 2.55% (3 Month USD LIBOR + 125 bps) due 01/16/26[3,4]	5,000,000	5,013,647
Atlas Senior Loan Fund IV Ltd.
2017-2A, 2.77% (3 Month USD LIBOR + 145 bps) due 02/17/26[3,4]	5,000,000	4,994,276
Regatta V Funding Ltd.
2017-1A, 2.47% (3 Month USD LIBOR + 116 bps) due 10/25/26[3,4]	4,900,000	4,901,251
Symphony CLO XIV Ltd.
2017-14A, 3.15% (3 Month USD LIBOR + 185 bps) due 07/14/26[3,4]	4,700,000	4,718,893
Sound Point CLO IV Ltd.
2017-3A, 2.41% (3 Month USD LIBOR + 110 bps) due 01/21/26[3,4]	4,700,000	4,716,455
Golub Capital Partners CLO 16 Ltd.
2017-16A, 3.01% (3 Month USD LIBOR + 170 bps) due 07/25/29[3,4]	4,700,000	4,693,521
Oaktree EIF I Ltd.
2016-A1, 3.90% (3 Month USD LIBOR + 260 bps) due 10/18/27[3,4]	4,500,000	4,502,772
Shackleton CLO Ltd.
2016-7A, 3.25% (3 Month USD LIBOR + 195 bps) due 04/15/27[3,4]	4,250,000	4,275,974
TICP CLO I Ltd.
2017-1A, 2.91% (3 Month USD LIBOR + 160 bps) due 04/26/26[3,4]	4,250,000	4,256,593
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]	4,000,000	4,096,535
Cerberus Loan Funding XVI, LP
2016-2A, 3.35% (3 Month USD LIBOR + 205 bps) due 11/15/27[3,4]	4,000,000	4,075,566
TCP Waterman CLO Ltd.
2016-1A, 3.30% (3 Month USD LIBOR + 205 bps) due 12/15/28[3,4]	4,000,000	4,067,493
Newstar Commercial Loan Funding LLC
2017-1A, 3.77% (3 Month USD LIBOR + 250 bps) due 03/20/27[3,4]	3,000,000	3,013,630
2016-1A, 5.07% (3 Month USD LIBOR + 375 bps) due 02/25/28[3,4]	1,000,000	1,000,940
WhiteHorse VI Ltd.
2016-1A, 3.21% (3 Month USD LIBOR + 190 bps) due 02/03/25[3,4]	4,000,000	4,003,032
FS Senior Funding Ltd.
2015-1A, 3.95% (3 Month USD LIBOR + 265 bps) due 05/28/25[3,4]	2,000,000	2,001,016
2015-1A, 3.10% (3 Month USD LIBOR + 180 bps) due 05/28/25[3,4]	2,000,000	2,000,030
Cent CLO Ltd.
2013-19A, 2.64% (3 Month USD LIBOR + 133 bps) due 10/29/25[3,4]	3,850,000	3,852,302
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 3.22% (3 Month USD LIBOR + 190 bps) due 10/10/26[3,4]	2,750,000	2,749,903
2015-6A, 4.02% (3 Month USD LIBOR + 270 bps) due 10/10/26[3,4]	1,000,000	1,001,355
OZLM VIII Ltd.
2017-8A, 2.43% (3 Month USD LIBOR + 113 bps) due 10/17/26[3,4]	3,750,000	3,748,037
Anchorage Capital CLO 4 Ltd.
2017-4A, 2.99% (3 Month USD LIBOR + 168 bps) due 07/28/26[3,4]	3,500,000	3,511,167
WhiteHorse VIII Ltd.
2014-1A, 2.81% (3 Month USD LIBOR + 150 bps) due 05/01/26[3,4]	3,450,000	3,451,724
Flagship VII Ltd.
2017-7A, 2.43% (3 Month USD LIBOR + 112 bps) due 01/20/26[3,4]	3,300,000	3,313,557
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[4]	3,000,000	3,020,642
Marathon CLO VII Ltd.
2017-7A, 2.96% (3 Month USD LIBOR + 165 bps) due 10/28/25[3,4]	3,000,000	3,010,513
Fifth Street SLF II Ltd.
2015-2A, 3.23% (3 Month USD LIBOR + 192 bps) due 09/29/27[3,4]	3,000,000	3,005,839
Northwoods Capital XIV Ltd.
2017-14A, 3.01% (3 Month USD LIBOR + 170 bps) due 11/12/25[3,4]	3,000,000	3,004,860
Regatta IV Funding Ltd.
2017-1A, 2.33% (3 Month USD LIBOR + 102 bps) due 07/25/26[3,4]	3,000,000	2,999,953
Venture XVII CLO Ltd.
2017-17A, 2.38% (3 Month USD LIBOR + 108 bps) due 07/15/26[3,4]	2,800,000	2,796,741
Bsprt Issuer Ltd.
2017-FL1, 2.67% (1 Month USD LIBOR + 135 bps) due 06/15/27[3,4]	2,700,000	2,703,714
Ares XXVI CLO Ltd.
2013-1A, 4.05% (3 Month USD LIBOR + 275 bps) due 04/15/25[3,4]	2,500,000	2,499,963
Nelder Grove CLO Ltd.
2017-1A, 3.11% (3 Month USD LIBOR + 180 bps) due 08/28/26[3,4]	2,400,000	2,417,166
AMMC CLO XV Ltd.
2016-15A, 3.22% (3 Month USD LIBOR + 190 bps) due 12/09/26[3,4]	2,400,000	2,410,123
KKR CLO 15 Ltd.
2016-15, 2.86% (3 Month USD LIBOR + 156 bps) due 10/18/28[3,4]	2,300,000	2,327,858
Voya CLO Ltd.
2013-1A, 4.20% (3 Month USD LIBOR + 290 bps) due 04/15/24[3,4]	2,300,000	2,300,086

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

AIMCO CLO Series
2017-AA, 2.41% (3 Month USD LIBOR + 110 bps) due 07/20/26[3,4]	2,200,000	$2,199,964
RFTI Issuer Ltd.
2015-FL1, 2.98% (1 Month USD LIBOR + 175 bps) due 08/15/30[3,4]	2,155,908	2,155,283
Garrison Funding Ltd.
2016-2A, 3.52% (3 Month USD LIBOR + 220 bps) due 09/29/27[3,4]	2,000,000	2,014,871
OCP CLO Ltd.
2016-2A, 3.31% (3 Month USD LIBOR + 200 bps) due 11/22/25[3,4]	2,000,000	2,012,381
OZLM Funding II Ltd.
2016-2A, 4.06% (3 Month USD LIBOR + 275 bps) due 10/30/27[3,4]	2,000,000	2,010,540
Madison Park Funding XVI Ltd.
2016-16A, 3.21% (3 Month USD LIBOR + 190 bps) due 04/20/26[3,4]	2,000,000	2,010,080
Dryden XXIV Senior Loan Fund
2015-24RA, 4.02% (3 Month USD LIBOR + 270 bps) due 11/15/23[3,4]	2,000,000	2,007,289
OHA Loan Funding Ltd.
2017-1A, 2.76% (3 Month USD LIBOR + 145 bps) due 07/23/25[3,4]	2,000,000	1,999,964
Crestline Denali CLO Ltd.
2017-1A, 2.42% (3 Month USD LIBOR + 105 bps) due 10/26/27[3,4]	2,000,000	1,999,582
Regatta III Funding Ltd.
2017-1A, 2.35% (3 Month USD LIBOR + 105 bps) due 04/15/26[3,4]	2,000,000	1,997,796
Recette Clo Ltd.
2017-1A, 2.63% (3 Month USD LIBOR + 130 bps) due 10/20/27[3,4]	2,000,000	1,997,423
LCM XXII Ltd.
2016-22A, 2.58% (3 Month USD LIBOR + 128 bps) due 10/20/28[3,4]	1,916,667	1,917,189
Flatiron CLO Ltd.
2017-1A, 2.76% (3 Month USD LIBOR + 160 bps) due 07/17/26[3,4]	1,700,000	1,703,854
Madison Park Funding XIV Ltd.
2017-14A, 2.86% (3 Month USD LIBOR + 155 bps) due 07/20/26[3,4]	1,600,000	1,602,233
Tralee CLO III Ltd.
2016-3A, 3.31% (3 Month USD LIBOR + 200 bps) due 07/20/26[3,4]	1,600,000	1,600,156
Betony CLO Ltd.
2016-1A, 3.25% (3 Month USD LIBOR + 195 bps) due 04/15/27[3,4]	1,500,000	1,510,275
Cereberus ICQ Levered LLC
2015-1A, 3.35% (3 Month USD LIBOR + 205 bps) due 11/06/25[3,4]	1,413,945	1,414,592
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[4,5]	1,500,000	1,380,876
Dryden 30 Senior Loan Fund
2013-30A, 4.17% (3 Month USD LIBOR + 285 bps) due 11/15/25[3,4]	1,330,000	1,331,174
Symphony CLO XII Ltd.
2017-12A, 2.80% (3 Month USD LIBOR + 150 bps) due 10/15/25[3,4]	1,250,000	1,251,399
Highbridge Loan Management Ltd.
2014-2014, 3.36% (3 Month USD LIBOR + 205 bps) due 07/28/25[3,4]	1,250,000	1,250,013
Venture VII CDO Ltd.
2006-7A, 1.54% (3 Month USD LIBOR + 23 bps) due 01/20/22[3,4]	1,114,520	1,108,495
Kingsland V Ltd.
2007-5A, 2.10% (3 Month USD LIBOR + 80 bps) due 07/14/21[3,4]	1,070,000	1,051,823
Fortress Credit Investments IV Ltd.
2015-4A, 3.20% (3 Month USD LIBOR + 190 bps) due 07/17/23[3,4]	1,000,000	1,000,700
Cent CLO
2014-16A, 3.56% (3 Month USD LIBOR + 225 bps) due 08/01/24[3,4]	500,000	500,535
2014-16A, 4.51% (3 Month USD LIBOR + 320 bps) due 08/01/24[3,4]	500,000	500,059
Benefit Street Partners CLO Ltd.
2015-IA, 4.40% (3 Month USD LIBOR + 310 bps) due 10/15/25[3,4]	1,000,000	1,000,048
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.61% (3 Month USD LIBOR + 230 bps) due 10/20/25[3,4]	1,000,000	999,977
Resource Capital Corp.
2015-CRE3, 4.38% (1 Month USD LIBOR + 315 bps) due 03/15/32[3,4]	1,000,000	998,394
Madison Park Funding V Ltd.
2007-5A, 2.77% (3 Month USD LIBOR + 145 bps) due 02/26/21[3,4]	1,000,000	983,577
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,5]	1,000,000	888,294
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,5]	1,000,000	862,073
Rockwall CDO II Ltd.
2007-1A, 1.86% (3 Month USD LIBOR + 55 bps) due 08/01/24[3,4]	750,081	749,435
Airlie CLO Ltd.
2006-2A, 2.76% (3 Month USD LIBOR + 145 bps) due 12/20/20[3,4]	742,168	741,891
LMREC, Inc.
2016-CRE2, 2.94% (1 Month USD LIBOR + 170 bps) due 11/24/31[3,4]	534,000	537,348
ALM XIV Ltd.
2014-14A, 4.76% (3 Month USD LIBOR + 345 bps) due 07/28/26[3,4]	500,000	501,312
Halcyon Loan Advisors Funding Ltd.
2012-1A, 4.32% (3 Month USD LIBOR + 300 bps) due 08/15/23[3,4]	500,000	501,049
Cerberus Onshore II CLO LLC
2014-1A, 4.00% (3 Month USD LIBOR + 270 bps) due 10/15/23[3,4]	500,000	500,077

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

NZCG Funding Ltd.
2015-2A, 3.67% (3 Month USD LIBOR + 235 bps) due 04/27/27[3,4]	500,000	$500,021
Gallatin CLO VII Ltd.
2014-1A, 4.20% (3 Month USD LIBOR + 290 bps) due 07/15/23[3,4]	500,000	499,117
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.61% (3 Month USD LIBOR + 330 bps) due 07/25/25[3,4]	250,000	247,747
2014-1A, 5.56% (3 Month USD LIBOR + 425 bps) due 07/25/25[3,4]	250,000	240,236
Kingsland IV Ltd.
2007-4A, 2.75% (3 Month USD LIBOR + 145 bps) due 04/16/21[3,4]	250,000	245,152
Babson CLO Ltd.
2012-2A, due 05/15/23[4,5]	750,000	154,295
Copper River CLO Ltd.
2007-1A, due 01/20/21[5,6]	500,000	68,130
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[4,5]	491,478	56,556
Total Collateralized Loan Obligations		657,160,712

Transport-Aircraft - 2.0%
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	6,099,720	6,121,252
2016-1A, 4.88% due 03/17/36[4]	4,505,000	4,627,353
2014-1, 5.13% (WAC) due 12/15/29[3]	874,484	883,228
2014-1, 7.38% (WAC) due 12/15/29[3]	349,793	352,417
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	5,719,380	5,710,566
2015-1A, 4.70% due 12/15/40[4]	4,673,079	4,733,168
AASET Trust
2017-1A, 3.97% due 05/16/42[4]	7,818,400	7,870,997
Raspro Trust
2005-1A, 1.93% (3 Month USD LIBOR + 63 bps) due 03/23/24[3,4]	4,753,675	4,504,107
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	3,604,125	3,659,362
Harbour Aircraft Investments Ltd.
2016-1A, 4.70% due 07/15/41	1,737,595	1,769,618
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	1,630,952	1,640,749
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[4]	1,292,570	1,283,552
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[4]	1,211,472	1,214,836
Atlas Ltd.
2014-1 A, 4.87% due 12/15/39	833,300	834,346
AABS Ltd.
2013-1 A, 4.87% due 01/10/38	499,095	504,086
Rise Ltd.
2014-1A, 4.74% due 02/12/39	339,344	342,737
Total Transport-Aircraft		46,052,374

Whole Business - 1.7%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.08% due 07/25/47[4]	6,950,000	6,917,265
2017-1A, 2.49% (3 Month USD LIBOR + 125 bps) due 07/25/47[3,4]	5,250,000	5,249,108
Taco Bell Funding LLC
2016-1A, 4.38% due 05/25/46[4]	3,663,000	3,812,341
2016-1A, 4.97% due 05/25/46[4]	3,465,000	3,669,054
Jimmy Johns Funding LLC
2017-1A, 3.61% due 07/30/47[4]	6,200,000	6,232,735
DB Master Finance LLC
2015-1A, 3.98% due 02/20/45[4]	3,812,250	3,900,046
Miramax LLC
2014-1A, 3.34% due 07/20/26[4]	2,764,048	2,772,801
Wendys Funding LLC
2015-1A, 3.37% due 06/15/45[4]	1,726,760	1,742,249
2015-1A, 4.08% due 06/15/45[4]	764,400	782,769
Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[4]	1,988,333	2,004,021
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[4]	1,458,760	1,461,711
Drug Royalty II Limited Partnership 2
2014-1, 3.48% due 07/15/23[4]	661,270	661,548
Total Whole Business		39,205,648

Transport-Container - 1.4%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[4]	13,827,926	13,772,711
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[4]	8,807,708	8,732,865
2013-2A, 3.67% due 11/17/28[4]	1,793,600	1,808,497
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[4]	3,748,290	3,793,907
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[4]	2,467,833	2,458,442
CLI Funding V LLC
2013-1A, 2.83% due 03/18/28[4]	1,869,000	1,850,945
Total Transport-Container		32,417,367

Net Lease - 1.2%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]	12,149,167	12,251,814
Store Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]	9,187,625	9,470,604
2015-1A, 3.75% due 04/20/45[4]	1,778,250	1,824,582
Store Master Funding LLC
2013-1A, 4.16% due 03/20/43[4]	2,311,052	2,337,774
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[4]	1,000,000	1,011,847
Spirit Master Funding LLC
2014-1A, 5.05% due 07/20/40[4]	443,258	455,592
Total Net Lease		27,352,213

Collateralized Debt Obligations - 0.9%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[4]	11,650,000	11,660,256
2016-3A, 3.85% due 10/28/33[4]	1,500,000	1,505,916

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

RB Commercial Trust
2012-RS1, 5.35% due 01/26/22[4]	3,339,941	$3,437,153
Putnam Structured Product Funding Ltd.
2003-1A, 2.23% (1 Month USD LIBOR + 100 bps) due 10/15/38[3,4]	2,194,324	2,071,518
H2 Asset Funding Ltd.
3.13% (1 Month USD LIBOR + 190 bps) due 03/19/37[3]	1,000,000	997,772
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.75% (3 Month USD LIBOR + 43 bps) due 11/21/40[3,4]	219,217	217,512
Total Collateralized Debt Obligations		19,890,127

Automotive - 0.5%
Hertz Vehicle Financing LLC
2016-4A, 2.65% due 07/25/22[4]	4,500,000	4,430,895
2016-2A, 2.95% due 03/25/22[4]	2,000,000	1,994,097
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[4]	5,600,000	5,603,314
Total Automotive		12,028,306

Transport-Rail - 0.1%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[4]	1,961,165	1,965,999

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	550,500	554,515
Total Asset-Backed Securities
(Cost $833,165,483)		836,627,261

CORPORATE BONDS†† - 19.8%
Financial - 14.3%
Station Place Securitization Trust
1.99% (1 Month USD LIBOR + 75 bps) due 08/24/18[3,4]	21,900,000	21,900,000
2.14% (1 Month USD LIBOR + 90 bps) due 07/24/18[3,4]	19,600,000	19,600,000
2.24% (1 Month USD LIBOR + 100 bps) due 08/24/18[3,4]	6,550,000	6,550,000
2.14% (1 Month USD LIBOR + 90 bps) due 02/25/49[3,4]	6,366,667	6,367,205
2.49% (1 Month USD LIBOR + 125 bps) due 02/25/49[3,4]	3,333,333	3,333,614
2.36% (1 Month USD LIBOR + 113 bps) due 02/25/49[3,4]	1,000,000	1,000,085
Capital One Financial Corp.
2.07% (3 Month USD LIBOR + 76 bps) due 05/12/20[3]	22,900,000	23,016,653
Citigroup, Inc.
6.25%[7,12]	13,057,000	14,689,125
5.95%[7,12]	6,250,000	6,757,813
5.95%[7,12]	645,000	694,181
Sumitomo Mitsui Trust Bank Ltd.
1.76% (3 Month USD LIBOR + 44 bps) due 09/19/19[3,4]	14,350,000	14,358,635
2.21% (3 Month USD LIBOR + 91 bps) due 10/18/19[3,4]	7,600,000	7,672,821
Bank of America Corp.
6.30%[7,12]	9,151,000	10,340,630
6.10%[7,12]	6,750,000	7,441,875
1.97% (3 Month USD LIBOR + 65 bps) due 10/01/21[3]	4,200,000	4,212,667
Mitsubishi UFJ Financial Group, Inc.
2.10% (3 Month USD LIBOR + 79 bps) due 07/25/22[3]	14,650,000	14,705,075
2.38% (3 Month USD LIBOR + 106 bps) due 09/13/21[3]	5,990,000	6,079,874
3.20% (3 Month USD LIBOR + 188 bps) due 03/01/21[3]	1,100,000	1,144,464
Citizens Bank North America/Providence RI
2.13% (3 Month USD LIBOR + 81 bps) due 05/26/22[3]	12,200,000	12,166,553
1.89% (3 Month USD LIBOR + 57 bps) due 05/26/20[3]	8,050,000	8,066,905
Goldman Sachs Group, Inc.
2.06% (3 Month USD LIBOR + 73 bps) due 12/27/20[3]	15,700,000	15,762,957
2.52% (3 Month USD LIBOR + 120 bps) due 09/15/20[3]	1,000,000	1,018,935
Mizuho Financial Group, Inc.
2.20% (3 Month USD LIBOR + 88 bps) due 09/11/22[3]	16,450,000	16,496,012
Morgan Stanley
2.11% (3 Month USD LIBOR + 80 bps) due 02/14/20[3]	13,650,000	13,719,463
2.30% (3 Month USD LIBOR + 98 bps) due 06/16/20[3]	1,650,000	1,670,741
Credit Agricole S.A.
2.29% (3 Month USD LIBOR + 97 bps) due 06/10/20[3,4]	11,550,000	11,718,191
JPMorgan Chase & Co.
2.00% (3 Month USD LIBOR + 68 bps) due 06/01/21[3]	8,100,000	8,141,067
6.10%[7,12]	1,600,000	1,765,984
6.00%[7,12]	1,400,000	1,522,500
Wells Fargo & Co.
5.88%[7,12]	4,950,000	5,509,350
5.90%[7,12]	4,725,000	5,144,344
Bank of Nova Scotia
1.98% (3 Month USD LIBOR + 66 bps) due 06/14/19[3]	6,750,000	6,797,452
KeyCorp
5.00% (3 Month USD LIBOR + 361 bps) [3,7]	6,350,000	6,572,250
Sumitomo Mitsui Financial Group, Inc.
2.28% (3 Month USD LIBOR + 97 bps) due 01/11/22[3]	5,000,000	5,041,499
3.00% (3 Month USD LIBOR + 168 bps) due 03/09/21[3]	1,000,000	1,033,813

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

Huntington National Bank
1.83% (3 Month USD LIBOR + 51 bps) due 03/10/20[3]	6,000,000	$6,037,988
UBS Group Funding Switzerland AG
3.08% (3 Month USD LIBOR + 178 bps) due 04/14/21[3,4]	5,700,000	5,904,185
Swedbank AB
2.02% (3 Month USD LIBOR + 70 bps) due 03/14/22[3,4]	5,800,000	5,842,752
Santander UK plc
2.80% (3 Month USD LIBOR + 148 bps) due 03/14/19[3]	5,700,000	5,793,163
Danske Bank A/S
1.90% (3 Month USD LIBOR + 58 bps) due 09/06/19[3,4]	5,600,000	5,628,422
Credit Suisse Group AG
2.52% (3 Month USD LIBOR + 120 bps) due 12/14/23[3,4]	5,250,000	5,284,550
Westpac Banking Corp.
2.16% (3 Month USD LIBOR + 85 bps) due 01/11/22[3]	5,000,000	5,044,383
Voya Financial, Inc.
5.65% due 05/15/53[12]	2,400,000	2,548,800
Citizens Financial Group, Inc.
5.50% (3 Month USD LIBOR + 396 bps) [3,7]	1,000,000	1,042,500
Northern Trust Corp.
4.60% (3 Month USD LIBOR + 320 bps) [3,7]	1,000,000	1,025,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	500,000	518,187
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[4]	330,000	338,250
US Bancorp
5.30%[7,12]	200,000	218,000
Total Financial		330,871,708

Communications - 2.5%
AT&T, Inc.
2.20% (3 Month USD LIBOR + 89 bps) due 02/14/23[3]	20,500,000	20,454,302
Verizon Communications, Inc.
1.86% (3 Month USD LIBOR + 55 bps) due 05/22/20[3]	13,650,000	13,668,823
2.32% (3 Month USD LIBOR + 100 bps) due 03/16/22[3]	2,300,000	2,333,299
Discovery Communications LLC
2.04% (3 Month USD LIBOR + 71 bps) due 09/20/19[3]	11,000,000	11,067,254
Deutsche Telekom International Finance BV
1.88% (3 Month USD LIBOR + 58 bps) due 01/17/20[3,4]	9,400,000	9,429,487
Total Communications		56,953,165

Consumer, Non-cyclical - 1.3%
Kraft Heinz Foods Co.
1.88% (3 Month USD LIBOR + 57 bps) due 02/10/21[3]	16,200,000	16,214,562
Allergan Funding SCS
2.57% (3 Month USD LIBOR + 126 bps) due 03/12/20[3]	11,300,000	11,510,367
Aetna, Inc.
1.97% (3 Month USD LIBOR + 65 bps) due 12/08/17[3]	3,000,000	3,003,204
Total Consumer, Non-cyclical		30,728,133

Energy - 0.8%
Equities Corp.
2.11% (3 Month USD LIBOR + 77 bps) due 10/01/20[3]	11,450,000	11,473,586
Phillips 66
1.95% (3 Month USD LIBOR + 65 bps) due 04/15/19[3]	4,100,000	4,105,163
Buckeye Partners, LP
3.95% due 12/01/26	2,000,000	1,973,084
Sunoco Logistics Partners Operations, LP
3.90% due 07/15/26	250,000	248,018
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[6,8]	390,900	39,090
Total Energy		17,838,941

Industrial - 0.4%
Reynolds Group Issuer
4.80% (3 Month USD LIBOR + 350 bps) due 07/15/21[3,4]	5,500,000	5,610,000
CNH Industrial Capital LLC
3.88% due 07/16/18	1,550,000	1,567,437
3.63% due 04/15/18	850,000	855,568
Total Industrial		8,033,005

Diversified - 0.1%
HRG Group, Inc.
7.88% due 07/15/19	1,740,000	1,774,800

Basic Materials - 0.1%
Yamana Gold, Inc.
4.95% due 07/15/24	1,375,000	1,409,375

Consumer, Cyclical - 0.0%
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[4]	275,000	277,750
Total Corporate Bonds
(Cost $451,119,799)		454,254,082

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~		Value

FOREIGN GOVERNMENT DEBT†† - 20.1%
Government of United Kingdom
due 10/02/17[11]	GBP	33,670,000	$45,111,069
Republic of Portugal
due 11/17/17[11]	EUR	37,490,000	44,329,344
Kingdom Of Denmark
4.00% due 11/15/17	DKK	273,900,000	43,741,082
Republic of Italy
due 11/30/17[11]	EUR	36,910,000	43,651,822
Government of Japan
due 12/11/17[11]	JPY	4,265,000,000	37,913,849
due 10/16/17[11]	JPY	619,250,000	5,503,686
Total Government of Japan			43,417,535
Republic Of Hungary
due 02/28/18[11]	HUF	6,315,170,000	23,945,315
2.50% due 06/22/18	HUF	2,925,000,000	11,281,106
due 11/24/17[11]	HUF	1,725,000,000	6,604,824
due 05/23/18[11]	HUF	250,000,000	947,754
Republic Of Total Hungary			42,778,999
State of Israel
1.25% due 10/31/17	ILS	118,350,000	33,893,434
4.00% due 01/31/18	ILS	21,340,000	6,275,601
Total State of Israel			40,169,035
Republic Of France
due 10/04/17[11]	EUR	32,900,000	38,884,993
Kingdom of Spain
due 10/13/17[11]	EUR	28,520,000	33,712,690
United Mexican States
due 01/04/18[11]	MXN	52,100,000	28,071,605
due 12/21/17[11]	MXN	27,400,000	14,803,809
Total United Mexican States			42,875,414
Czech Republic Government Bond
0.85% due 03/17/18	CZK	288,820,000	13,203,881
due 11/09/17[11]	CZK	150,000,000	6,834,568
Total Czech Republic Government Bond			20,038,449
Kingdom Of Spain
due 12/08/17[11]	EUR	8,470,000	10,020,127
Republic of Slovenia
1.75% due 10/09/17	EUR	2,990,000	3,533,861
Kenya Government International Bond
6.88% due 06/24/24[4]		3,370,000	3,439,894
Dominican Republic International Bond
5.95% due 01/25/27[4]		2,350,000	2,526,250
Kingdom of Hungary
4.00% due 04/25/18	HUF	628,230,000	2,435,337
Total Foreign Government Debt
(Cost $461,756,663)			460,665,901

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 16.7%
Residential Mortgage Backed Securities - 10.8%
CIT Mortgage Loan Trust
2007-1, 2.59% (1 Month USD LIBOR + 135 bps) due 10/25/37[3,4]		17,111,363	17,196,776
2007-1, 2.69% (1 Month USD LIBOR + 145 bps) due 10/25/37[3,4]		1,219,075	1,227,467
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 1.87% (1 Month USD LIBOR + 63 bps) due 11/25/37[3]		14,951,598	14,887,630
2007-BC1, 1.37% (1 Month USD LIBOR + 13 bps) due 02/25/37[3]		478,058	471,126
JP Morgan Mortgage Acquisition Trust
2006-HE2, 1.38% (1 Month USD LIBOR + 14 bps) due 07/25/36[3]		14,303,708	14,143,048
Fannie Mae Connecticut Avenue Securities
2016-C01, 3.19% (1 Month USD LIBOR + 195 bps) due 08/25/28[3]		8,925,270	9,004,449
2016-C02, 3.39% (1 Month USD LIBOR + 215 bps) due 09/25/28[3]		3,130,670	3,164,964
FirstKey Master Funding
2017-R1, 1.46% (1 Month USD LIBOR + 22 bps) due 11/03/41†††,3,4		12,315,256	12,158,258
Bayview Opportunity Master Fund IVb Trust
2017-RPL1, 3.10% due 07/28/32[4]		5,656,762	5,656,581
2017-RN1, 3.60% (WAC) due 02/28/32[3,4]		3,685,201	3,688,417
2017-NPL1, 3.60% due 01/28/32[4]		2,327,328	2,321,313
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 1.38% (1 Month USD LIBOR + 14 bps) due 11/25/36[3]		5,547,810	5,391,608
2006-HE3, 1.60% (1 Month USD LIBOR + 36 bps) due 04/25/36[3]		4,000,000	3,940,548
Freddie Mac Structured Agency Credit Risk Debt Notes
2015-DNA1, 3.09% (1 Month USD LIBOR + 185 bps) due 10/25/27[3]		4,750,000	4,852,524
2014-DN1, 3.44% (1 Month USD LIBOR + 220 bps) due 02/25/24[3]		2,972,433	3,067,886
2015-DNA1, 2.14% (1 Month USD LIBOR + 90 bps) due 10/25/27[3]		1,357,280	1,359,021
Countrywide Asset-Backed Certificates
2006-6, 1.41% (1 Month USD LIBOR + 17 bps) due 09/25/36[3]		6,021,109	5,651,531
2006-5, 1.53% (1 Month USD LIBOR + 29 bps) due 08/25/36[3]		2,720,216	2,667,432
Nationstar Home Equity Loan Trust
2007-B, 1.46% (1 Month USD LIBOR + 22 bps) due 04/25/37[3]		8,131,902	8,051,433
First NLC Trust
2005-4, 1.63% (1 Month USD LIBOR + 39 bps) due 02/25/36[3]		8,222,512	7,787,260

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

GCAT
2017-1, 3.38% due 03/25/47[4]	7,364,155	$7,334,468
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 2.18% (1 Month USD LIBOR + 95 bps) due 06/25/35[3]	7,025,000	7,029,405
CSMC Series
2015-12R, 1.73% (1 Month USD LIBOR + 50 bps) due 11/30/37[3,4]	6,037,392	5,948,610
2014-2R, 1.43% (1 Month USD LIBOR + 20 bps) due 02/27/46[3,4]	345,641	325,919
CWABS Incorporated Asset-Backed Certificates Trust
2004-4, 1.96% (1 Month USD LIBOR + 72 bps) due 07/25/34[3]	5,827,889	5,858,598
LSTAR Commercial Mortgage Trust
2016-7, 3.24% (1 Month USD LIBOR + 200 bps) due 12/01/21[3,4]	5,754,675	5,754,675
LSTAR Securities Investment Limited
2017-6, 2.99% (1 Month USD LIBOR + 175 bps) due 09/01/22[3,4]	5,500,000	5,495,380
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 1.43% (1 Month USD LIBOR + 19 bps) due 12/25/36[3]	5,498,586	5,407,684
GSMSC Resecuritization Trust
2015-5R, 1.37% (1 Month USD LIBOR + 14 bps) due 02/26/37[3,4]	2,996,827	2,824,802
2015-7R, 1.39% (1 Month USD LIBOR + 15 bps) due 09/26/37[3,4]	2,714,725	2,582,021
LSTAR Securities Investment Ltd.
2016-4, 3.24% (1 Month USD LIBOR + 200 bps) due 10/01/21[3,4]	3,414,873	3,399,014
2016-5, 3.24% (1 Month USD LIBOR + 200 bps) due 11/01/21[3,4]	1,882,562	1,883,289
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[3,4]	4,665,086	4,657,939
CIM Trust
2017-2, 3.24% (1 Month USD LIBOR + 200 bps) due 12/25/57[3,4]	4,552,950	4,595,473
Ellington Loan Acquisition Trust
2007-2, 2.19% (1 Month USD LIBOR + 95 bps) due 05/25/37[3,4]	4,579,999	4,587,406
GSAMP TRUST
2002-HE2, 2.28% (1 Month USD LIBOR + 104 bps) due 10/20/32[3,4]	4,351,120	4,372,167
Popular ABS Mortgage Pass-Through Trust
2005-2, 1.42% (1 Month USD LIBOR + 18 bps) due 04/25/35[3]	4,360,450	4,347,707
Banc of America Funding Trust
2015-R4, 1.40% (1 Month USD LIBOR + 17 bps) due 01/27/35[3,4]	4,321,731	4,086,764
Soundview Home Loan Trust
2005-OPT3, 1.71% (1 Month USD LIBOR + 47 bps) due 11/25/35[3]	4,000,000	3,911,076
2003-1, 4.61% (1 Month USD LIBOR + 338 bps) due 08/25/31[3]	121,506	120,319
Stanwich Mortgage Loan Company LLC
2017-NPA1, 3.60% due 03/16/22[4]	3,830,818	3,830,818
VOLT LIV LLC
2017-NPL1, 3.50% due 02/25/47[4]	3,599,940	3,622,064
New Residential Mortgage Loan Trust
2017-5A, 2.74% (1 Month USD LIBOR + 150 bps) due 06/25/57[3,4]	3,355,327	3,448,927
Bayview Opportunity Master Fund IIIb Trust
2017-RN3, 3.23% due 05/28/32[4]	2,513,182	2,515,230
NRPL Trust
2014-2A, 3.75% (WAC) due 10/25/57[3,4]	1,246,615	1,249,411
2015-1A, 3.88% due 11/01/54[4]	1,153,114	1,155,280
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 1.53% (1 Month USD LIBOR + 29 bps) due 01/25/36[3]	2,034,570	2,010,179
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 2.26% (1 Month USD LIBOR + 102 bps) due 04/25/35[3]	2,000,000	2,002,578
Towd Point Mortgage Trust
2016-1, 2.75% (WAC) due 02/25/55[3,4]	1,870,330	1,880,272
VOLT XL LLC
2015-NP14, 4.38% due 11/27/45[4]	1,837,507	1,843,767
First Franklin Mortgage Loan Trust
2004-FF10, 2.51% (1 Month USD LIBOR + 128 bps) due 07/25/34[3]	1,766,944	1,790,764
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 1.54% (1 Month USD LIBOR + 30 bps) due 04/25/36[3]	1,874,619	1,713,750
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 1.62% (1 Month USD LIBOR + 38 bps) due 12/25/35[3]	1,500,000	1,457,701
Nomura Resecuritization Trust
2015-4R, 1.87% (1 Month USD LIBOR + 43 bps) due 03/26/36[3,4]	1,466,023	1,406,519
2012-1R, 1.68% (1 Month USD LIBOR + 44 bps) due 08/27/47[3,4]	47,243	47,175
Structured Asset Investment Loan Trust
2005-2, 1.97% (1 Month USD LIBOR + 74 bps) due 03/25/35[3]	872,691	874,051
2005-1, 1.96% (1 Month USD LIBOR + 72 bps) due 02/25/35[3,4]	426,355	425,330
Encore Credit Receivables Trust
2005-4, 1.68% (1 Month USD LIBOR + 44 bps) due 01/25/36[3]	1,077,390	1,070,585
Nationstar HECM Loan Trust
2016-3A, 2.01% due 08/25/26[4]	509,197	515,742

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	468,777	$497,349
BCAP LLC
2014-RR3, 1.38% (WAC) due 10/26/36[3,4]	480,202	472,912
LVII Resecuritization Trust
2009-3, 5.66% (WAC) due 11/27/37[3,4]	417,107	417,053
GSAMP Trust
2005-HE6, 1.68% (1 Month USD LIBOR + 44 bps) due 11/25/35[3]	372,358	373,301
First Frankin Mortgage Loan Trust
2006-FF4, 1.43% (1 Month USD LIBOR + 19 bps) due 03/25/36[3]	345,947	345,407
Accredited Mortgage Loan Trust
2007-1, 1.37% (1 Month USD LIBOR + 13 bps) due 02/25/37[3]	180,999	179,925
GreenPoint Mortgage Funding Trust
2005-HE4, 1.71% (1 Month USD LIBOR + 47 bps) due 07/25/30[3]	149,929	149,699
Morgan Stanley Re-REMIC Trust
2010-R5, 2.51% due 06/26/36[4]	160,301	135,461
Total Residential Mortgage Backed Securities		246,643,238

Commercial Mortgage Backed Securities - 5.8%
BHMS Mortgage Trust
2014-ATLS, 4.24% due 07/05/33[4]	15,000,000	15,297,432
2014-ATLS, 2.73% (1 Month USD LIBOR + 150 bps) due 07/05/33[3,4]	1,300,000	1,299,999
Hospitality Mortgage Trust
2017-HIT, 2.08% (1 Month USD LIBOR + 85 bps) due 05/08/30[3,4]	15,500,000	15,519,341
Cosmopolitan Hotel Trust
2016-CSMO, 2.63% (1 Month USD LIBOR + 140 bps) due 11/15/33[3,4]	10,000,000	10,061,174
2016-CSMO, 3.33% (1 Month USD LIBOR + 210 bps) due 11/15/33[3,4]	2,000,000	2,006,241
Chicago Skyscraper Trust
2017-SKY, 2.03% (1 Month USD LIBOR + 80 bps) due 02/15/19[3,4]	9,000,000	9,011,214
Wells Fargo Commercial Mortgage Trust
2016-C37, 1.19% (WAC) due 12/15/49[3]	38,537,085	2,221,270
2017-C38, 1.24% (WAC) due 07/15/50[3]	25,971,784	2,055,542
2016-C32, 1.51% (WAC) due 01/15/59[3]	23,052,172	1,857,609
2015-LC22, 1.05% (WAC) due 09/15/58[3]	24,473,406	1,290,647
2017-RB1, 1.44% (WAC) due 03/15/50[3]	9,983,765	954,423
2016-NXS5, 1.72% (WAC) due 01/15/59[3]	6,906,293	589,431
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[4]	3,500,000	3,892,649
2010-ARTA, 6.81% due 01/14/29[4]	2,605,000	2,888,475
JP Morgan Chase Commercial Mortgage Securities Trust
2016-WIKI, 4.14% (WAC) due 10/05/31[3,4]	3,000,000	2,992,077
2014-CBM, 3.18% (1 Month USD LIBOR + 195 bps) due 10/15/29[3,4]	1,100,000	1,100,000
2014-FL5, 3.33% (1 Month USD LIBOR + 210 bps) due 07/15/31[3,4]	1,000,000	990,410
GS Mortgage Securities Corporation Trust
2017-STAY, 2.08% (1 Month USD LIBOR + 85 bps) due 07/15/32[3,4]	2,800,000	2,777,201
2017-STAY, 2.33% (1 Month USD LIBOR + 110 bps) due 07/15/32[3,4]	2,300,000	2,281,569
JPMDB Commercial Mortgage Securities Trust
2017-C5, 1.18% (WAC) due 03/15/50[3]	57,866,103	4,169,640
2016-C2, 1.86% (WAC) due 06/15/49[3]	8,888,380	837,543
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.30% (WAC) due 02/15/50[3]	33,782,441	2,671,124
2016-UB10, 2.16% (WAC) due 04/15/26[3]	19,309,135	2,171,957
DBJPM Mortgage Trust
2017-C6, 1.19% (WAC) due 06/10/50[3]	63,049,224	4,625,026
BANK
2017-BNK7, 0.83% (WAC) due 09/15/60[3]	35,200,000	2,114,781
2017-BNK4, 1.62% (WAC) due 05/15/50[3]	14,354,555	1,430,085
2017-BNK6, 1.02% (WAC) due 07/15/60[3]	15,584,419	985,764
CGGS Commercial Mortgage Trust
2016-RNDA, 4.39% due 02/10/33[4]	4,339,015	4,375,598
Morgan Stanley Capital I Trust
2017-H1, 1.62% (WAC) due 06/15/50[3]	30,998,442	3,036,775
2015-XLF1, 3.44% (1 Month USD LIBOR + 220 bps) due 08/13/19[3,4]	1,135,000	1,139,493
JPMCC Commercial Mortgage Securities Trust
2017-JP5, 1.27% (WAC) due 03/15/50[3]	48,268,110	3,463,449
VSD
2017-PLT1 A, 3.60% due 12/25/43	3,295,149	3,297,022
Citigroup Commercial Mortgage Trust
2017-P7, 1.29% (WAC) due 04/14/50[3]	23,270,953	1,915,358
2016-C2, 1.94% (WAC) due 08/10/49[3]	6,756,059	813,185
2016-GC37, 1.81% (WAC) due 04/10/49[3]	3,817,726	440,460
GAHR Commercial Mortgage Trust
2015-NRF, 3.49% (WAC) due 12/15/34[3,4]	2,753,165	2,708,030
2015-NRF, 2.53% (1 Month USD LIBOR + 130 bps) due 12/15/34[3,4]	286,710	286,371
UBS Commercial Mortgage Trust
2017-C2, 1.31% (WAC) due 08/15/50[3]	33,181,339	2,773,993
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.17% (WAC) due 12/15/47[3]	36,851,120	2,235,522
CD Commercial Mortgage Trust
2017-CD4, 1.48% (WAC) due 05/10/50[3]	17,272,366	1,587,158

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

CGMS Commercial Mortgage Trust
2017-B1, 1.00% (WAC) due 08/15/50[3]	22,492,457	$1,418,820
JPMBB Commercial Mortgage Securities Trust
2013-C17, 1.04% (WAC) due 01/15/47[3]	31,744,481	1,261,100
CSAIL Commercial Mortgage Trust
2016-C6, 1.97% (WAC) due 01/15/49[3]	9,949,003	1,076,305
GS Mortgage Securities Trust
2017-GS6, 1.20% (WAC) due 05/10/50[3]	11,591,530	961,703
Americold LLC
2010-ARTA, 4.95% due 01/14/29[4]	840,000	901,755
CD Mortgage Trust
2016-CD1, 1.57% (WAC) due 08/10/49[3]	7,046,245	668,071
LSTAR Commercial Mortgage Trust
2014-2, 4.21% (WAC) due 01/20/41[3,4]	500,000	500,342
GE Business Loan Trust
2007-1A, 1.40% (1 Month USD LIBOR + 17 bps) due 04/16/35[3,4]	375,174	361,994
Total Commercial Mortgage Backed Securities		133,315,128

Government Agency - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
2013-K035, 0.55% (WAC) due 08/25/23[3,10]	110,250,544	2,253,951
Total Collateralized Mortgage Obligations
(Cost $376,971,502)		382,212,317

SENIOR FLOATING RATE INTERESTS†† - 1.7%
Technology - 0.5%
MA Financeco LLC
3.81% (3 Month USD LIBOR + 250 bps) due 11/19/21[3]	5,000,000	4,993,750
Epicor Software
4.99% (1 Month USD LIBOR + 375 bps) due 06/01/22[3]	4,245,050	4,250,357
Internet Brands, Inc.
4.82% (3 Month USD LIBOR + 350 bps) due 09/13/24[3]	1,095,628	1,088,320
Eze Castle Software, Inc.
4.33% (3 Month USD LIBOR + 300 bps) due 04/06/20[3]	201,946	201,861
Total Technology		10,534,288

Financial - 0.3%
Misys Ltd.
4.82% (3 Month USD LIBOR + 350 bps) due 06/13/24[3]	7,950,000	7,982,675

Consumer, Non-cyclical - 0.3%
DJO Finance LLC
4.49% (1 Month USD LIBOR + 325 bps) due 06/08/20[3]	1,999,996	1,996,655
Smart & Final Stores LLC
4.83% (3 Month USD LIBOR + 350 bps) due 11/15/22[3]	1,770,796	1,702,727
Albertson’s LLC
4.33% (3 Month USD LIBOR + 300 bps) due 12/21/22[3]	1,237,547	1,191,362
American Tire Distributors, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 09/01/21[3]	682,994	688,970
Grocery Outlet, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 10/21/21[3]	666,610	664,110
Total Consumer, Non-cyclical		6,243,824

Communications - 0.2%
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23[3]	4,298,301	3,953,663
Neustar, Inc.
4.56% (3 Month USD LIBOR + 650 bps) and (2 Month USD LIBOR + 325 bps) due 01/08/20[3,13]	687,130	692,283
Total Communications		4,645,946

Industrial - 0.2%
Filtration Group Corp.
4.24% (2 Month LIBOR + 300 bps) due 11/23/20	2,629,948	2,643,098
CHI Overhead Doors, Inc.
4.58% (3 Month USD LIBOR + 325 bps) due 07/29/22[3]	994,481	990,751
Engility Corp.
3.99% (1 Month USD LIBOR + 275 bps) due 08/12/20[3]	900,000	904,950
Total Industrial		4,538,799

Consumer, Cyclical - 0.2%
Caesars Growth Properties Holdings LLC
4.24% (1 Month USD LIBOR + 300 bps) due 05/08/21[3]	1,492,500	1,493,903
Advantage Sales & Marketing LLC
4.49% (1 Month USD LIBOR + 325 bps) due 07/23/21[3]	1,079,814	1,014,690
PetSmart Inc
4.24% (1 Month USD LIBOR + 300 bps) due 03/11/22[3]	787,909	664,468
National Vision, Inc.
4.24% (1 Month USD LIBOR + 300 bps) due 03/12/21[3]	590,816	592,045
Fitness International LLC
7.50% (Commercial Prime Lending Rate + 325 bps) due 07/01/20[3]	208,407	209,374
BJ’s Wholesale Club, Inc.
4.98% (1 Month USD LIBOR + 375 bps) due 02/03/24[3]	212,468	203,361
Total Consumer, Cyclical		4,177,841
Total Senior Floating Rate Interests
(Cost $38,603,385)		38,123,373

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

	Face Amount~	Value

COMMERCIAL PAPER†† - 1.5%
Marriott International, Inc.
1.47% due 11/03/17[9,11]	25,000,000	$24,965,625
Hewlett-Packard Co.
1.52% due 10/24/17[9,11]	10,000,000	9,992,104
Total Commercial Paper
(Cost $34,955,914)		34,957,729

	Contracts

OTC OPTIONS PURCHASED†† - 0.0%
Put options on:
Bank of America Merrill Lynch iShares iBoxx High Yield Corporate Bond ETF Expiring October 2017 with strike price of $84.00 (Notional Value $235,666,676)	26,551	92,929
Total OTC Put Options Purchased
(Cost $1,062,040)		92,929

Total Investments - 100.7%
(Cost $2,295,781,690)		$2,305,254,781
Other Assets & Liabilities, net - (0.7)%		(15,089,857)
Total Net Assets - 100.0%		$2,290,164,924

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2017	Net Unrealized Appreciation/ Depreciation
Citigroup	(521,000,000)	MXN	01/04/18	$29,029,921	$28,188,778	$841,143
Citigroup	(4,265,000,000)	JPY	12/11/17	38,854,853	38,032,801	822,052
Goldman Sachs	(37,490,000)	EUR	11/17/17	45,011,693	44,429,199	582,494
Goldman Sachs	(36,910,000)	EUR	11/30/17	44,350,392	43,772,709	577,683
Citigroup	(6,315,170,000)	HUF	02/28/18	24,634,222	24,167,360	466,862
Citigroup	(32,900,000)	EUR	10/04/17	39,352,812	38,886,745	466,067
Citigroup	(274,000,000)	MXN	12/21/17	15,290,776	14,855,965	434,811
Citigroup	(33,670,000)	GBP	10/02/17	45,493,893	45,111,069	382,824
Barclays	(2,183,250,000)	HUF	6/22/2018	8,525,323	8,369,666	155,657
Goldman Sachs	(814,875,000)	HUF	6/22/2018	3,196,214	3,123,889	72,325
Citigroup	(284,856,000)	DKK	11/15/17	45,535,795	45,363,162	172,633
Goldman Sachs	(8,470,000)	EUR	12/08/17	10,180,813	10,049,955	130,858
Citigroup	(1,841,437,500)	HUF	11/24/17	7,136,525	7,006,279	130,246
J.P. Morgan	(712,600,000)	MXN	11/09/17	39,017,713	38,891,128	126,585
Goldman Sachs	(653,359,200)	HUF	04/25/18	2,561,180	2,504,705	56,475
Goldman Sachs	(250,000,000)	HUF	05/23/18	978,588	958,395	20,193
Goldman Sachs	(619,250,000)	JPY	10/16/17	5,521,475	5,507,136	14,339
Deutsche Bank	(74,925,000)	ILS	10/31/17	21,245,074	21,238,677	6,397
Goldman Sachs	(11,793,600)	ILS	01/31/18	3,301,217	3,356,430	(55,213)
Citigroup	(10,400,000)	ILS	01/31/18	2,894,739	2,959,815	(65,076)
Citigroup	(27,854,770)	CZK	03/19/18	1,152,905	1,284,343	(131,438)
Deutsche Bank	(3,042,325)	EUR	10/10/17	3,425,414	3,597,291	(171,877)
Goldman Sachs	(70,595,000)	CZK	03/19/18	3,046,171	3,255,034	(208,863)
Citigroup	(44,904,375)	ILS	10/31/17	12,491,133	12,728,855	(237,722)
Morgan Stanley	(150,000,000)	CZK	11/09/17	6,607,638	6,845,871	(238,233)
Goldman Sachs	712,600,000	MXN	11/09/17	(38,891,128)	(39,583,391)	(692,263)
Bank of America	(192,825,200)	CZK	03/19/18	7,941,861	8,890,893	(949,032)
Citigroup	(28,520,000)	EUR	10/13/17	32,753,538	33,728,861	(975,323)
						$1,734,604

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of September 30, 2017.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[4]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,156,113,151 (cost $1,150,180,776), or 50.5% of total net assets.

[5]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[6]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $107,220 (cost $658,275), or 0.0% of total net assets. See Note 10.

[7]	Perpetual maturity.
[8]	Security is in default of interest and/or principal obligations.
[9]	Rate indicated is the effective yield at the time of purchase.
[10]	Maturity date indicated is next interest reset date.
[11]	Zero coupon rate security.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	The effective rate shown is based on a weighted average of the underlying reference rates and spread amounts listed.
plc — Public Limited Company
LIBOR — London Interbank Offered Rate
WAC — Weighted Average Coupon
CZK — Czech Koruna
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HUF — Hungarian Forint
ILS — Israeli New Shekel
JPY — Japanese Yen
MXN — Mexican Peso

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Asset Backed Securities	$—	$836,627,261	$—	$—	$836,627,261
Collateralized Mortgage Obligations	—	370,054,059	—	12,158,258	382,212,317
Commercial Paper	—	34,957,729	—	—	34,957,729
Corporate Bonds	—	454,254,082	—	—	454,254,082
Forward Foreign Currency Exchange Contracts	—	—	5,459,644	—	5,459,644
Foreign Government Debt	—	460,665,901	—	—	460,665,901
Money Market Fund	34,712,289	—	—	—	34,712,289
Mutual Funds	63,608,900	—	—	—	63,608,900
Options Purchased	—	92,929	—	—	92,929
Senior Floating Rate Interests	—	38,123,373	—	—	38,123,373
Total Assets	$98,321,189	$2,194,775,334	$5,459,644	$12,158,258	$2,310,714,425

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$3,725,040	$—	$3,725,040

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
LIMITED DURATION FUND

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, Limited Duration Fund had securities with the total value $2,021,658 transfer out of Level 3 into Level 2 due to changes in securities’ valuation methods using observable inputs. There were no other transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Guggenheim Floating Rate Strategies Fund - Institutional Class	$1,283,886	$26,050,406	$—	$—	$(55,859)	$27,278,433	1,047,559	$548,177
Guggenheim Strategy Fund I	12,071,811	1,968,133	(1,500,000)	9,790	49,990	12,599,724	501,781	218,270
Guggenheim Strategy Fund II	5,047,051	9,248,082	—	—	54,513	14,349,646	572,612	247,848
Guggenheim Strategy Fund III	—	9,368,095	—	—	13,002	9,381,097	374,644	117,512
	$18,402,748	$46,634,716	$(1,500,000)	$9,790	$61,646	$63,608,900		$1,131,807

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $2,232,347,075)	$2,241,645,881
Investments in affiliated issuers, at value (cost $63,434,615)	63,608,900
Segregated cash with broker	1,545,001
Unrealized appreciation on forward foreign currency exchange contracts	5,459,644
Cash	718,250
Prepaid expenses	110,519
Receivables:
Fund shares sold	12,351,378
Interest	8,685,375
Securities sold	1,409,534
Dividends	232,755
Total assets	2,335,767,237

Liabilities:
Segregated cash due to broker	1,300,000
Unrealized depreciation of forward foreign currency exchange contracts	3,725,040
Payable for:
Securities purchased	33,004,923
Fund shares redeemed	6,117,105
Management fees	511,471
Dividends distributed	425,122
Distribution and service fees	160,065
Fund accounting/administration fees	146,970
Transfer agent/maintenance fees	50,929
Trustees’ fees*	1,667
Miscellaneous	159,021
Total liabilities	45,602,313
Net assets	$2,290,164,924

Net assets consist of:
Paid in capital	$2,277,366,723
Accumulated net investment loss	1,533,069
Accumulated net realized gain on investments	64,494
Net unrealized appreciation on investments	11,200,638
Net assets	$2,290,164,924

A-Class:
Net assets	$509,409,757
Capital shares outstanding	20,492,696
Net asset value per share	$24.86
Maximum offering price per share (Net asset value divided by 97.75%)	$25.43

C-Class:
Net assets	$50,743,411
Capital shares outstanding	2,042,594
Net asset value per share	$24.84

P-Class:
Net assets	$92,502,842
Capital shares outstanding	3,721,371
Net asset value per share	$24.86

Institutional Class:
Net assets	$1,637,508,914
Capital shares outstanding	65,893,035
Net asset value per share	$24.85

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$49,892
Dividends from securities of affiliated issuers	1,131,807
Interest	39,959,769
Total investment income	41,141,468

Expenses:
Management fees	6,336,020
Distribution and service fees:
A-Class	827,948
C-Class	349,633
P-Class	96,259
Recoupment of previously waived fees:
C-Class	15
P-Class	903
Transfer agent/maintenance fees:
A-Class	120,445
C-Class	27,911
P-Class	38,198
Institutional Class	314,187
Fund accounting/administration fees	1,127,600
Line of credit fees	202,445
Custodian fees	36,654
Trustees’ fees*	24,819
Miscellaneous	385,173
Total expenses	9,888,210
Less:
Expenses waived by Adviser	(352,549)
Expenses reimbursed by Adviser:
A-Class	(96,046)
C-Class	(23,273)
P-Class	(26,280)
Institutional	(262,096)
Total waived/reimbursed expenses	(760,244)
Net expenses	9,127,966
Net investment income	32,013,502

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	16,583,420
Investments in affiliated issuers	9,790
Foreign currency transactions	243,643
Forward currency exchange contracts	(12,535,247)
Options purchased	(774,250)
Net realized gain	3,527,356
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,660,146
Investments in affiliated issuers	61,646
Options purchased	(969,111)
Foreign currency translations	(7,057)
Forward foreign currency exchange contracts	1,734,604
Net change in unrealized appreciation (depreciation)	7,480,228
Net realized and unrealized gain	11,007,584
Net increase in net assets resulting from operations	$43,021,086

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$32,013,502	$15,051,006
Net realized gain on investments	3,527,356	329,409
Net change in unrealized appreciation (depreciation) on investments	7,480,228	5,500,562
Net increase in net assets resulting from operations	43,021,086	20,880,977

Distributions to shareholders from:
Net investment income
A-Class	(7,270,962)	(5,091,611)
C-Class	(515,105)	(443,426)
P-Class	(748,808)	(58,350)
Institutional Class	(24,283,348)	(9,932,238)
Net realized gains
A-Class	(40,107)	—
C-Class	(4,814)	—
P-Class	(512)	—
Institutional Class	(103,662)	—
Total distributions to shareholders	(32,967,318)	(15,525,625)

Capital share transactions:
Proceeds from sale of shares
A-Class	442,378,068	197,623,014
C-Class	36,743,002	24,267,204
P-Class	103,833,454	1,976,882
Institutional Class	1,621,228,591	545,334,586
Distributions reinvested
A-Class	5,865,169	4,329,140
C-Class	373,493	327,005
P-Class	744,376	58,350
Institutional Class	21,805,737	8,366,742
Cost of shares redeemed
A-Class	(156,887,800)	(105,025,329)
C-Class	(13,395,699)	(8,309,387)
P-Class	(14,043,133)	(3,110,231)
Institutional Class	(489,428,410)	(257,307,806)
Net increase from capital share transactions	1,559,216,848	408,530,170
Net increase in net assets	1,569,270,616	413,885,522

Net assets:
Beginning of year	720,894,308	307,008,786
End of year	$2,290,164,924	$720,894,308
Undistributed net investment income at end of period/Accumulated net investment loss at end of year	$1,533,069	$(949,706)

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	17,860,279	8,081,165
C-Class	1,483,714	992,734
P-Class	4,191,187	80,811
Institutional Class	65,477,150	22,327,682
Shares issued from reinvestment of distributions
A-Class	236,786	176,965
C-Class	15,094	13,376
P-Class	30,001	2,393
Institutional Class	880,322	341,766
Shares redeemed
A-Class	(6,338,198)	(4,296,150)
C-Class	(541,349)	(340,015)
P-Class	(566,399)	(127,607)
Institutional Class	(19,752,906)	(10,535,961)
Net increase in shares	62,975,681	16,717,159

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.71	$24.65	$24.97	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.53	.67	.69	.52
Net gain (loss) on investments (realized and unrealized)	.20	.08	(.16)	(.08)
Total from investment operations	.73	.75	.53	.44
Less distributions from:
Net investment income	(.58)	(.69)	(.84)	(.47)
Net realized gains	— [c]	—	(.01)	—
Total distributions	(.58)	(.69)	(.85)	(.47)
Net asset value, end of period	$24.86	$24.71	$24.65	$24.97

Total Return[i]	2.95%	3.16%	2.15%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$509,410	$215,856	$117,628	$17,035
Ratios to average net assets:
Net investment income (loss)	2.14%	2.73%	2.79%	2.67%
Total expenses[d]	0.86%	0.93%	0.99%	1.14%
Net expenses[e,h]	0.81%	0.84%	0.87%	0.83%
Portfolio turnover rate	55%	39%	26%	40%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.70	$24.63	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.48	.49	.38
Net gain (loss) on investments (realized and unrealized)	.18	.10	(.16)	(.09)
Total from investment operations	.53	.58	.33	.29
Less distributions from:
Net investment income	(.39)	(.51)	(.65)	(.33)
Net realized gains	— [c]	—	(.01)	—
Total distributions	(.39)	(.51)	(.66)	(.33)
Net asset value, end of period	$24.84	$24.70	$24.63	$24.96

Total Return[i]	2.18%	2.39%	1.37%	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,743	$26,802	$10,323	$643
Ratios to average net assets:
Net investment income (loss)	1.41%	1.98%	1.96%	1.93%
Total expenses[d]	1.65%	1.73%	1.76%	2.14%
Net expenses[e,h]	1.56%[f]	1.58%	1.62%	1.56%
Portfolio turnover rate	55%	39%	26%	40%

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$24.72	$24.65	$24.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	.68	.25
Net gain (loss) on investments (realized and unrealized)	.24	.08	(.17)
Total from investment operations	.71	.76	.08
Less distributions from:
Net investment income	(.57)	(.69)	(.29)
Net realized gains	— [c]	—	—
Total distributions	(.57)	(.69)	(.29)
Net asset value, end of period	$24.86	$24.72	$24.65

Total Return[i]	2.93%	3.17%	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,503	$1,646	$2,736
Ratios to average net assets:
Net investment income (loss)	1.89%	2.76%	2.39%
Total expenses[d]	0.92%	0.94%	0.94%
Net expenses[e,h]	0.81%[f]	0.84%	0.88%
Portfolio turnover rate	55%	39%	26%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.71	$24.64	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.59	.73	.78	.57
Net gain (loss) on investments (realized and unrealized)	.19	.09	(.19)	(.08)
Total from investment operations	.78	.82	.59	.49
Less distributions from:
Net investment income	(.64)	(.75)	(.90)	(.53)
Net realized gains	— [c]	—	(.01)	—
Total distributions	(.64)	(.75)	(.91)	(.53)
Net asset value, end of period	$24.85	$24.71	$24.64	$24.96

Total Return[i]	3.21%	3.43%	2.41%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,637,509	$476,591	$176,322	$69,150
Ratios to average net assets:
Net investment income (loss)	2.36%	2.97%	3.14%	2.90%
Total expenses[d]	0.61%	0.67%	0.73%	0.96%
Net expenses[e,h]	0.56%	0.58%	0.62%	0.57%
Portfolio turnover rate	55%	39%	26%	40%

[a]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is 0.00% for C-Class and 0.00% for P-Class.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.79%	0.80%	0.80%	0.79%
C-Class	1.54%	1.55%	1.55%	1.52%
P-Class	0.79%	0.80%	0.80%	N/A
Institutional Class	0.54%	0.55%	0.55%	0.54%

[i]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; James E. Pass, Senior Managing Director and Portfolio Manager; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, the Guggenheim Municipal Income Fund returned 0.94%1, compared with the 0.87% return of the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark.

Total returns in municipal credit were positive for the year, despite some months of negative returns when interest rates jumped. Supply and demand technical continue to drive spread compression and returns. The municipal market has become increasingly focused on the political drama of Illinois and Chicago, eleventh-hour passages of 2018 budgets, and the restructuring of Puerto Rico’s debt complex. As the themes that led to these issuers’ credit deterioration extend to other municipalities, we expect the watch list of weaker credits in the municipal market to expand. Inescapable structural pension issues and reconciliation of far-reaching federal policies (e.g., healthcare) will continue to put pressure on cash-strapped municipalities.

Following 2016’s record-setting year for municipal debt issuance of approximately $446 billion, year-to-date supply ending September 30 has declined by approximately 15% year over year, reflecting policy uncertainties, new political landscapes, and fewer refinancing opportunities. Supply could also decline in 2017, closer to 10-year averages, while the five-year trend of refundings exceeding new money supply should also continue.

As for demand, municipal bond mutual funds experienced net inflows of $15 billion for the first nine months of 2017. With the exception of Puerto Rico credits, the level of municipal bond defaults has been declining over the past few years, and is nearing pre-financial crisis levels.

Credit selection and curve positioning positively influenced the Fund’s return for the period. Among the best performers were bonds backed by state taxes and essential service revenues, as well as healthcare and higher education issuers. The Fund continues to overweight education, utilities and heath care compared with the benchmark, while underweighting below-investment-grade bonds.

Longer-maturity bonds continue to outperform the short-end, and lower-quality bonds continue to outperform higher quality. The best relative value in duration appears at the long end of the curve, where as of September 30, 2017, 30 year tax-exempt bond yields are 99.5% of that of Treasuries, compared with 70.3% at the five-year point of the curve.

The portfolio focuses on higher quality bonds. The Fund does maintain a 12% allocation to floating rate securities, indexed to LIBOR or the tax-exempt floating rate benchmark. To the extent that the Fed continues to raise rates, the Fund should expect a boost to aggregate income given this exposure.

The Fund’s Puerto Rico credits remain under pressure. Debt recoveries in Puerto Rico will hinge on legal decisions surrounding the priority of numerous stakeholders’ claims to Puerto Rico’s available resources. Implications of restructuring proceedings may impact the broader municipal market.

Given increased market volatility and idiosyncratic weakness, the Fund continues to seek attractive risk-adjusted investment opportunities. Its focus continues to be on credit discipline, and bonds supported by dedicated revenue streams and/or statutory liens, with an emphasis on higher quality bonds.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	8.3%
AA	63.7%
A	11.7%
BBB	9.8%
BB	3.2%
B	0.6%
NR2	1.1%
Other Instruments	1.6%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
New York City Water & Sewer System Revenue Bonds, 0.82%	5.1%
City of Detroit Michigan Sewage Disposal System Revenue Revenue Bonds, 1.50%	3.4%
Detroit Wayne County Stadium Authority Revenue Bonds, 5.00%	3.1%
Puerto Rico Electric Power Authority Revenue Bonds, 1.41%	2.7%
Stockton Public Financing Authority Revenue Bonds, 6.25%	2.3%
North Texas Tollway Authority Revenue Bonds, 5.75%	2.3%
Tustin Unified School District General Obligation Unlimited, 6.00%	2.2%
Massachusetts Development Finance Agency Revenue Bonds, 6.88%	2.1%
Detroit City School District General Obligation Unlimited, 5.00%	2.1%
Hudson County Improvement Authority Revenue Bonds, 6.00%	2.0%
Top Ten Total	27.3%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares~	0.94%	2.72%	2.35%
A-Class Shares with sales charge†	(3.13%)	1.73%	1.85%
Bloomberg Barclays Municipal Bond Index	0.87%	3.01%	4.52%
		1 Year	Since Inception (01/13/12)
C-Class Shares		0.12%	2.93%
C-Class Shares with CDSC§		(0.88%)	2.93%
Institutional Class Shares		1.19%	3.97%
Bloomberg Barclays Municipal Bond Index		0.87%	3.39%
		1 Year	Since Inception (05/01/15)
P-Class Shares		0.89%	2.38%
Bloomberg Barclays Municipal Bond Index		0.87%	3.23%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†
Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~
Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	September 30, 2017
MUNICIPAL INCOME FUND

	Shares	Value

MONEY MARKET FUND† - 1.6%
Dreyfus Tax Exempt Cash Management Institutional Shares 0.64%[1]	848,238	$848,238
Total Money Market Fund
(Cost $848,238)		848,238

	Face Amount

MUNICIPAL BONDS†† - 97.4%
California - 15.5%
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/38	$1,000,000	1,232,850
6.25% due 10/01/40	250,000	306,315
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/36	1,000,000	1,183,470
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
6.85% due 08/01/42[2]	1,000,000	638,310
State of California General Obligation Unlimited
5.00% due 03/01/26	500,000	604,660
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	500,000	580,075
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[3]	1,300,000	570,648
Los Angeles Department of Water & Power System Revenue Bonds
5.00% due 07/01/43	500,000	566,260
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	531,041
San Diego Unified School District General Obligation Unlimited
due 07/01/39[3]	1,000,000	418,730
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	366,549
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	300,000	337,113
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	200,000	253,648
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	232,390
Stanton Redevelopment Agency Tax Allocation
5.00% due 12/01/40	180,000	206,341
Culver Redevelopment Agency Tax Allocation
due 11/01/23[3]	195,000	165,089
Total California		8,193,489

New York - 11.4%
New York City Water & Sewer System Revenue Bonds
0.82% (VRDN + 0 bps) due 06/15/48[4]	2,700,000	2,700,000
5.00% due 06/15/39	500,000	579,175
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	392,259
5.00% due 12/01/27[5]	200,000	229,346
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
5.00% due 11/01/29	500,000	608,585
City of New York New York General Obligation Unlimited
5.00% due 08/01/28	500,000	602,480
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	219,920
5.00% due 08/01/26	200,000	214,730
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	289,823
Westchester County Healthcare Corp. Revenue Bonds
5.00% due 11/01/44	200,000	212,898
Total New York		6,049,216

Texas - 10.8%
North Texas Tollway Authority Revenue Bonds
5.75% due 01/01/40	1,205,000	1,219,605
5.75% due 01/01/40	265,000	267,944
due 01/01/36[3]	1,000,000	526,030
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/35	500,000	583,410
5.00% due 12/01/41	200,000	231,618
Texas Tech University Revenue Bonds
5.00% due 08/15/32	500,000	564,025
Birdville Independent School District General Obligation Unlimited
5.00% due 02/15/27	305,000	365,585
Clint Independent School District General Obligation Unlimited
5.00% due 08/15/31	300,000	353,085
State of Texas General Obligation Unlimited
5.00% due 10/01/29	250,000	300,260
Texas Municipal Gas Acquisition & Supply Corporation I Revenue Bonds
6.25% due 12/15/26	200,000	244,032
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/27	200,000	237,572

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MUNICIPAL INCOME FUND

	Face Amount	Value

Texas Water Development Board Revenue Bonds
5.00% due 10/15/46	$200,000	$232,164
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	223,630
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	216,256
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[3]	1,000,000	185,430
Total Texas		5,750,646

Michigan - 10.0%
City of Detroit Michigan Sewage Disposal System Revenue Bonds
1.50% (3 Month USD LIBOR + 60 bps) due 07/01/32[4]	2,000,000	1,821,279
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,490,000	1,632,444
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	1,000,000	1,105,440
5.00% due 05/01/30	300,000	333,054
City of Detroit Michigan Water Supply System Revenue Bonds
4.75% due 07/01/29	230,000	236,049
5.00% due 07/01/41	200,000	212,634
Total Michigan		5,340,900

Illinois - 6.3%
Southern Illinois University Revenue Bonds
5.00% due 04/01/32	1,000,000	970,880
Will County Township High School District No. 204 Joliet General Obligation Ltd.
6.25% due 01/01/31	500,000	575,515
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	457,576
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	342,840
Chicago Board of Education General Obligation Unlimited
5.25% due 12/01/26	320,000	321,962
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	200,000	239,862
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	235,696
Metropolitan Pier & Exposition Authority Revenue Bonds
due 06/15/45[3]	500,000	153,800
City of Chicago Illinois General Obligation Unlimited
5.00% due 01/01/23	70,000	70,550
5.00% due 01/01/22	5,000	5,035
Total Illinois		3,373,716

Pennsylvania - 5.9%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	586,425
5.00% due 03/15/31	500,000	586,205
Pennsylvania Turnpike Commission Revenue Bonds
2.21% (SIFMA Municipal Swap Index + 127 bps) due 12/01/20[4]	500,000	510,340
1.92% (SIFMA Municipal Swap Index + 98 bps) due 12/01/21[4]	500,000	507,180
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	500,000	577,325
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	350,025
Total Pennsylvania		3,117,500

Puerto Rico - 3.8%
Puerto Rico Electric Power Authority Revenue Bonds
1.41% (3 Month USD LIBOR + 52 bps) due 07/01/29[4]	1,845,000	1,454,229
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	290,858
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	250,000	279,545
Total Puerto Rico		2,024,632

New Jersey - 3.7%
Hudson County Improvement Authority Revenue Bonds
6.00% due 01/01/40	1,000,000	1,084,750
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.00% due 07/01/41	300,000	326,583
5.00% due 07/01/36	200,000	219,754
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	362,037
Total New Jersey		1,993,124

Washington - 3.5%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds
5.00% due 09/01/27	500,000	520,425
5.25% due 09/01/32	500,000	514,705

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MUNICIPAL INCOME FUND

	Face Amount	Value

King County School District No. 409 Tahoma General Obligation Unlimited
5.00% due 12/01/27	$325,000	$393,705
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	232,994
State of Washington General Obligation Unlimited
5.00% due 06/01/41	195,000	217,725
Total Washington		1,879,554

District of Columbia - 2.7%
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	331,065
5.00% due 06/01/32	275,000	321,230
5.00% due 06/01/31	175,000	211,134
District of Columbia Water & Sewer Authority Revenue Bonds
5.00% due 10/01/45	500,000	574,535
Total District of Columbia		1,437,964

Florida - 2.4%
School Board of Miami-Dade County Certificate Of Participation
5.00% due 05/01/27	500,000	595,310
Miami Beach Redevelopment Agency Tax Allocation
5.00% due 02/01/40	300,000	341,253
City of Jacksonville Florida Revenue Bonds
5.00% due 10/01/29	300,000	340,674
Total Florida		1,277,237

Louisiana - 2.4%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds
5.00% due 10/01/37	500,000	566,515
5.00% due 10/01/26	150,000	180,441
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	293,065
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 07/01/39	200,000	223,814
Total Louisiana		1,263,835

Massachusetts - 2.1%
Massachusetts Development Finance Agency Revenue Bonds
6.88% due 01/01/41	1,000,000	1,141,310

Colorado - 1.9%
University of Colorado Revenue Bonds
5.00% due 06/01/37	285,000	324,120
5.00% due 06/01/41	200,000	230,666
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	461,694
Total Colorado		1,016,480

North Carolina - 1.8%
North Carolina Turnpike Authority Revenue Bonds
5.00% due 01/01/27	800,000	967,992

West Virginia - 1.7%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	565,020
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	334,035
Total West Virginia		899,055

Arizona - 1.5%
Arizona State University Revenue Bonds
5.00% due 07/01/34	500,000	583,390
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	238,992
Total Arizona		822,382

Mississippi - 1.5%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	560,770
6.25% due 10/01/26	230,000	259,334
Total Mississippi		820,104

Georgia - 1.5%
City of Atlanta Georgia Water & Wastewater Revenue Bonds
5.00% due 11/01/40	500,000	577,310
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	238,630
Total Georgia		815,940

Ohio - 1.5%
University of Cincinnati Revenue Bonds
5.00% due 06/01/36	500,000	582,665
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	225,638
Total Ohio		808,303

Virginia - 1.2%
County of Fairfax Virginia General Obligation Unlimited
5.00% due 10/01/32	300,000	359,943

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
MUNICIPAL INCOME FUND

	Face Amount	Value

Virginia College Building Authority Revenue Bonds
5.00% due 02/01/28	$250,000	$298,953
Total Virginia		658,896

Maryland - 1.0%
Maryland State Transportation Authority Revenue Bonds
5.00% due 07/01/35	500,000	514,875

Indiana - 0.9%
Indiana Finance Authority Revenue Bonds
5.50% due 04/01/24	400,000	457,056

Kentucky - 0.8%
Kentucky Economic Development Finance Authority Revenue Bonds
5.00% due 07/01/37	200,000	218,024
City of Ashland Kentucky Revenue Bonds
5.00% due 02/01/22	200,000	212,118
Total Kentucky		430,142

South Carolina - 0.7%
Anderson County School District No. 5 General Obligation Unlimited
5.00% due 03/01/27	300,000	365,982

Nevada - 0.5%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	276,071

Vermont - 0.4%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	220,846
Total Municipal Bonds
(Cost $50,520,014)		51,917,247

Total Investments - 99.0%
(Cost $51,368,252)		$52,765,485
Other Assets & Liabilities, net - 1.0%		542,356
Total Net Assets - 100.0%		$53,307,841

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2017.
[2]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[3]	Zero coupon rate security.
[4]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[5]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $229,346 (cost $218,411), or 0.4% of total net assets.

LIBOR — London Interbank Offered Rate
SIFMA — Securities Industry and Financial Markets Association
VRDN — Variable Rate Demand Note

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$848,238	$—	$—	$848,238
Municipal Bonds	—	51,917,247	—	51,917,247
Total Assets	$848,238	$51,917,247	$—	$52,765,485

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $51,368,252)	$52,765,485
Prepaid expenses	32,941
Receivables:
Interest	622,217
Fund shares sold	9,598
Total assets	53,430,241

Liabilities:
Payable for:
Distributions to Shareholders	34,074
Fund shares redeemed	33,637
Transfer agent/maintenance fees	16,468
Distribution and service fees	10,061
Direct shareholders expense	8,001
Custodian fees	7,560
Fund accounting/administration fees	3,605
Management fees	1,831
Trustees’ fees*	907
Miscellaneous	6,256
Total liabilities	122,400
Net assets	$53,307,841

Net assets consist of:
Paid in capital	$52,130,973
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(220,364)
Net unrealized appreciation on investments	1,397,233
Net assets	$53,307,841

A-Class:
Net assets	$33,514,776
Capital shares outstanding	2,638,200
Net asset value per share	$12.70
Maximum offering price per share (Net asset value divided by 96.00%)	$13.23

C-Class:
Net assets	$3,768,475
Capital shares outstanding	296,860
Net asset value per share	$12.69

P-Class:
Net assets	$110,938
Capital shares outstanding	8,734
Net asset value per share	$12.70

Institutional Class:
Net assets	$15,913,652
Capital shares outstanding	1,252,403
Net asset value per share	$12.71

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Interest	$1,705,794
Total investment income	1,705,794

Expenses:
Management fees	283,378
Distribution and service fees:
A-Class	84,219
C-Class	41,888
P-Class	426
Recoupment of previously waived fees:
P-Class	74
Transfer agent/maintenance fees
A-Class	45,977
C-Class	4,876
P-Class	367
Institutional Class	15,071
Registration fees	58,795
Fund accounting/administration fees	45,456
Line of credit fees	13,334
Trustees’ fees*	8,849
Custodian fees	938
Miscellaneous	46,678
Total expenses	650,326
Less:
Expenses waived by Adviser	(132,587)
Expenses reimbursed by Adviser:
A-Class	(46,025)
C-Class	(4,963)
P-Class	(232)
Institutional Class	(15,636)
Total waived/reimbursed expenses	(199,443)
Net expenses	450,883
Net investment income	1,254,911

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	97,853
Net change in unrealized appreciation (depreciation) on:
Investments	(1,468,356)
Net realized and unrealized loss	(1,370,503)
Net decrease in net assets resulting from operations	$(115,592)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,254,911	$1,364,886
Net realized gain on investments	97,853	647,792
Net change in unrealized appreciation (depreciation) on investments	(1,468,356)	1,067,522
Net increase (decrease) in net assets resulting from operations	(115,592)	3,080,200

Distributions to shareholders from:
Net investment income
A-Class	(738,549)	(1,005,003)
C-Class	(60,391)	(54,384)
P-Class	(3,433)	(803)
Institutional Class	(452,538)	(304,697)
Total distributions to shareholders	(1,254,911)	(1,364,887)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,199,658	19,465,560
C-Class	635,500	5,088,386
P-Class	1,524,469	79,344
Institutional Class	8,142,777	18,451,425
Distributions reinvested
A-Class	452,402	617,221
C-Class	39,874	38,398
P-Class	3,433	803
Institutional Class	328,132	207,229
Cost of shares redeemed
A-Class	(12,747,143)	(29,246,762)
C-Class	(1,820,406)	(2,681,765)
P-Class	(1,502,111)	(6,443)
Institutional Class	(16,080,038)	(3,358,813)
Net increase (decrease) from capital share transactions	(15,823,453)	8,654,583
Net increase (decrease) in net assets	(17,193,956)	10,369,896

Net assets:
Beginning of year	70,501,797	60,131,901
End of year	$53,307,841	$70,501,797
Accumulated net investment loss at end of year	$(1)	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	409,886	1,533,459
C-Class	50,491	399,596
P-Class	122,127	6,189
Institutional Class	644,462	1,437,935
Shares issued from reinvestment of distributions
A-Class	36,078	48,393
C-Class	3,184	3,006
P-Class	274	63
Institutional Class	26,193	16,176
Shares redeemed
A-Class	(1,016,892)	(2,292,204)
C-Class	(146,400)	(210,501)
P-Class	(120,222)	(496)
Institutional Class	(1,293,270)	(262,663)
Net increase (decrease) in shares	(1,284,089)	678,953

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$12.86	$12.52	$12.51	$11.59	$12.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.26	.29	.36	.38
Net gain (loss) on investments (realized and unrealized)	(.15)	.34	.01	.92	(1.00)
Total from investment operations	.12	.60	.30	1.28	(.62)
Less distributions from:
Net investment income	(.28)	(.26)	(.29)	(.36)	(.38)
Total distributions	(.28)	(.26)	(.29)	(.36)	(.38)
Net asset value, end of period	$12.70	$12.86	$12.52	$12.51	$11.59

Total Return[b]	0.94%	4.85%	2.39%	11.20%	(5.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,515	$41,283	$49,086	$44,090	$50,463
Ratios to average net assets:
Net investment income (loss)	2.19%	2.06%	2.28%	3.00%	3.04%
Total expenses	1.20%	1.18%	1.17%	1.29%	1.14%
Net expenses[c,f]	0.82%	0.81%	0.81%	0.83%	0.82%
Portfolio turnover rate	31%	61%	80%	173%	91%

C-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$12.86	$12.52	$12.50	$11.59	$12.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.16	.19	.27	.28
Net gain (loss) on investments (realized and unrealized)	(.17)	.35	.02	.91	(.98)
Total from investment operations	.01	.51	.21	1.18	(.70)
Less distributions from:
Net investment income	(.18)	(.17)	(.19)	(.27)	(.29)
Total distributions	(.18)	(.17)	(.19)	(.27)	(.29)
Net asset value, end of period	$12.69	$12.86	$12.52	$12.50	$11.59

Total Return[b]	0.12%	4.06%	1.71%	10.28%	(5.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,768	$5,008	$2,472	$1,082	$1,495
Ratios to average net assets:
Net investment income (loss)	1.44%	1.26%	1.54%	2.24%	2.30%
Total expenses	1.92%	1.89%	1.87%	2.08%	1.93%
Net expenses[c,f]	1.57%	1.56%	1.56%	1.58%	1.57%
Portfolio turnover rate	31%	61%	80%	173%	91%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[d]
Per Share Data
Net asset value, beginning of period	$12.86	$12.52	$12.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.26	.13
Net gain (loss) on investments (realized and unrealized)	(.14)	.34	(.12)
Total from investment operations	.11	.60	.01
Less distributions from:
Net investment income	(.27)	(.26)	(.13)
Total distributions	(.27)	(.26)	(.13)
Net asset value, end of period	$12.70	$12.86	$12.52

Total Return[b]	0.89%	4.86%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111	$84	$10
Ratios to average net assets:
Net investment income (loss)	2.01%	2.00%	2.46%
Total expenses	1.27%	1.21%	3.17%
Net expenses[c,f]	0.82%[e]	0.79%	0.81%
Portfolio turnover rate	31%	61%	80%

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Data
Net asset value, beginning of period	$12.87	$12.53	$12.51	$11.60	$12.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.29	.32	.39	.40
Net gain (loss) on investments (realized and unrealized)	(.15)	.34	.02	.91	(.98)
Total from investment operations	.15	.63	.34	1.30	(.58)
Less distributions from:
Net investment income	(.31)	(.29)	(.32)	(.39)	(.41)
Total distributions	(.31)	(.29)	(.32)	(.39)	(.41)
Net asset value, end of period	$12.71	$12.87	$12.53	$12.51	$11.60

Total Return[b]	1.19%	5.11%	2.73%	11.38%	(4.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,914	$24,126	$8,564	$6,451	$6,343
Ratios to average net assets:
Net investment income (loss)	2.43%	2.24%	2.53%	3.23%	3.35%
Total expenses	0.88%	0.84%	0.89%	0.97%	0.93%
Net expenses[c,f]	0.57%	0.56%	0.56%	0.58%	0.57%
Portfolio turnover rate	31%	61%	80%	173%	91%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is 0.04% for P-Class.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.54%
P-Class	0.80%	0.78%	0.81%	—
Institutional Class	0.55%	0.55%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds.

Effective May 15, 2017, the High Yield Fund started to offer R6-Class shares. R6-Class shares of the Fund are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by GI may also be eligible to purchase Class R6 shares subject to a $2,000,000 minimum initial investment.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the Diversified Income Fund, High Yield Fund, Investment Grade Bond Fund, Limited Duration Fund, and Municipal Income Fund (the “Funds”), each a diversified investment company. Only A-Class, C-Class, P-Class, and Institutional Class shares had been issued by the Funds. R6-Class shares had been issued by the High Yield Fund only.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC, which operate under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD” or the “Distributor”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Guggenheim Partners Investment Management (“GPIM”), an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Loans

Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major

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NOTES TO FINANCIAL STATEMENTS (continued)

European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2017.

(d) Interests in Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trust (“REIT”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

(j) Distributions

The Funds declare dividends from investment income daily. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(k) Class Allocation

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(l) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

(m) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(n) Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of Securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(o) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use, and volume of call/put options on a quarterly basis:

		Average Number of Contracts
Fund	Use	Purchased	Written
Investment Grade Bond Fund	Duration, Hedge	3,669	1,840
Limited Duration Fund	Duration, Hedge	10,509	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For Funds utilizing interest rate swaps, the exchange bears the risk of loss. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Investment Grade Bond Fund	Duration, Hedge	$—	$17,145,000

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NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$1,349,497	$17,881,441
Investment Grade Bond Fund	Hedge	—	860,985
Limited Duration Fund	Hedge	9,722,782	229,916,855

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts
Interest rate contracts	Investments in unaffiliate issuers, at value	Options written, at value
Variation margin swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Contracts		Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
High Yield Fund	$—		$—	$—	$211,665	$211,665
Investment Grade Bond Fund	370,704	*	—	35,720	16,019	422,443
Limited Duration Fund	—		—	92,929	5,459,644	5,552,573

Liability Derivative Investments Value
Fund	Swaps Interest Rate Contracts		Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
High Yield Fund	$—		$—	$—	$156,435	$156,435
Investment Grade Bond Fund	17,568	*	7,991	—	—	25,559
Limited Duration Fund	—		—	—	3,725,040	3,725,040

*
Includes cumulative appreciation (depreciation) of swap agreements as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate/Currency contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
High Yield Fund	$—	$—	$—	$(677,624)	$(677,624)
Investment Grade Bond Fund	(56,926)	(80,268)	134,689	(115,574)	(118,079)
Limited Duration Fund	—	—	(774,250)	(12,535,247)	(13,309,497)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
High Yield Fund	$—	$—	$—	$(28,410)	$(28,410)
Investment Grade Bond Fund	353,136	156,385	(514,375)	16,019	11,165
Limited Duration Fund	—	—	(969,111)	1,734,604	765,493

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
					Financial Instruments	Cash Collateral Pledged
High Yield Fund	Forward currency exchange contracts	$211,665	$—	$211,665	$50,275	$—	$161,390
Investment Grade Bond Fund	Forward currency exchange contracts	16,019	—	16,019	—	16,019	—
	Options Interest Rate Contracts	35,720	—	35,720	7,991	27,729	—
Limited Duration Fund	Forward currency exchange contracts	5,459,644	—	5,459,644	2,372,295	498,028	2,589,321
	Options Interest Rate Contracts	92,929	—	92,929	92,929	—	—

Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
					Financial Instruments	Cash Collateral Pledged
High Yield Fund	Forward currency exchange contracts	$156,435	$—	$156,435	$50,275	$—	$106,160
Investment Grade Bond Fund	Options Interest Rate Contracts	7,991	—	7,991	7,991	—	—
Limited Duration Fund	Forward currency exchange contracts	3,725,040	—	3,725,040	2,465,224	1,238,713	21,103

[1]	Exchanged traded and centrally cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The derivative tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or recovered at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
Investment Grade Bond Fund
Bank of America Merrill Lynch	$1,146,541	$85,000
Investment Grade Bond Fund Total	1,146,541	85,000
Limited Duration Fund
Deutsche Bank	310,000	—
Morgan Stanley	320,000	—
Goldman Sachs Group	—	1,300,000
Bank of America Merrill Lynch	835,000	—
JP Morgan Chase and Co.	80,000	—
Limited Duration Fund Total	1,545,001	1,300,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Funds’ fair valuation guidelines categorize these securities as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.50%*
Limited Duration Fund	0.45%
Municipal Income Fund	0.50%

*
At a meeting that occurred on November 16, 2016, the Board approved to add an advisory fee breakpoint (“breakpoint”) to the Investment Grade Bond Fund (the “Fund”). Effective January 30, 2017, a breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to the Fund’s advisory fees.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund — A-Class**	1.30%	01/29/16	02/01/19
Diversified Income Fund — C-Class**	2.05%	01/29/16	02/01/19
Diversified Income Fund — P-Class**	1.30%	01/29/16	02/01/19
Diversified Income Fund — Institutional Class**	1.05%	01/29/16	02/01/19
High Yield Fund — A-Class	1.16%	11/30/12	02/01/19
High Yield Fund — C-Class	1.91%	11/30/12	02/01/19
High Yield Fund — P-Class*	1.16%	05/01/15	02/01/19
High Yield Fund — R6-Class***	0.91%	05/15/17	02/01/19
High Yield Fund — Institutional Class	0.91%	11/30/12	02/01/19
Investment Grade Bond Fund — A-Class	1.00%	11/30/12	02/01/19
Investment Grade Bond Fund — C-Class	1.75%	11/30/12	02/01/19
Investment Grade Bond Fund — P-Class*	1.00%	05/01/15	02/01/19
Investment Grade Bond Fund — Institutional Class	0.75%	11/30/12	02/01/19
Limited Duration Fund — A-Class	0.80%	12/01/13	02/01/19
Limited Duration Fund — C-Class	1.55%	12/01/13	02/01/19
Limited Duration Fund — P-Class*	0.80%	05/01/15	02/01/19
Limited Duration Fund — Institutional Class	0.55%	12/01/13	02/01/19
Municipal Income Fund — A-Class	0.80%	11/30/12	02/01/19
Municipal Income Fund — C-Class	1.55%	11/30/12	02/01/19
Municipal Income Fund — P-Class*	0.80%	05/01/15	02/01/19
Municipal Income Fund — Institutional Class	0.55%	11/30/12	02/01/19

*	Since the commencement of operations: May 1, 2015
**	Since the commencement of operations: January 29, 2016
***	Since the commencement of operations: May 15, 2017

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NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2017 the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2018	Expires 2019	Expires 2020	Fund Total
Diversified Income Fund
A-Class	$—	$1,312	$3,873	$5,185
C-Class	—	1,196	3,893	5,089
P-Class	—	1,156	3,402	4,558
Institutional Class	—	53,207	148,686	201,893
High Yield Fund
A-Class	$15,898	$12,450	$19,016	$47,364
C-Class	2,190	4,537	5,167	11,894
P-Class	—	—	8,410	8,410
R6-Class	—	—	—	—
Institutional Class	—	7,071	17,696	24,767
Investment Grade Bond Fund
A-Class	$109,791	$73,385	$77,376	$260,552
C-Class	40,125	35,023	25,128	100,276
P-Class	—	—	5,909	5,909
Institutional Class	—	—	26,962	26,962
Limited Duration Fund
A-Class	$66,925	$171,814	$152,459	$391,198
C-Class	5,382	31,279	31,774	68,435
P-Class	—	1,275	41,567	42,845
Institutional Class	107,741	287,680	442,161	837,582
Municipal Income Fund
A-Class	$181,845	$178,718	$125,964	$486,527
C-Class	6,114	13,957	14,699	34,770
P-Class	22	169	758	949
Institutional Class	26,091	36,640	58,022	120,753

For the year ended September 30, 2017, GI recouped amounts from the Funds as follows:

Diversified Income Fund	$9,287
High Yield Fund	119,264
Investment Grade Bond Fund	123,325
Limited Duration Fund	918
Municipal Income Fund	74

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2017, the Diversified Income Fund and Limited Duration Fund waived $27,753 and $92,283, respectively, related to investments in affiliated funds.

For the year ended September 30, 2017, GFD retained sales charges of $705,455 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

At September 30, 2017, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	99%

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NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ fees and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2017, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2017	Average Balance Outstanding	Average Interest Rate
High Yield Fund	360	$18,118,843	$28,881,543	1.41%
Investment Grade Bond Fund	183	—	14,629,398	0.20%

The following table presents reverse repurchase agreements that are subject to netting arrangements and off set in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
High Yield Fund	$18,118,843	$—	$18,118,843	$18,118,843	$—	$—

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Sum of Collateral Loan Amount
Portfolio Name	Asset Type	For disclosure Overnight and Continuous	Up to 30 days	Grand Total
High Yield Fund	Corporate Bonds	$6,869,875	$11,248,968	$18,118,843
Gross amount of recognized liabilities for reverse repurchase agreements				$18,118,843

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$301,432	$—	$301,432
High Yield Fund	22,277,843	—	22,277,843
Investment Grade Bond Fund	10,678,841	—	10,678,841
Limited Duration Fund	32,967,318	—	32,967,318
Municipal Income Fund	131,130	1,123,781	1,254,911

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$144,751	$—	$144,751
High Yield Fund	14,497,940	—	14,497,940
Investment Grade Bond Fund	7,061,491	—	7,061,491
Limited Duration Fund	15,525,625	—	15,525,625
Municipal Income Fund	134,138	1,230,749	1,364,887

Diversified Income Fund commenced operations on January 29, 2016.

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Diversified Income Fund	$38,128	$—	$21,848	$472,754	$—	$—	$532,730
High Yield Fund	1,049,271	—	—	8,381,935	(1,637,529)	(2,470,149)	5,323,528
Investment Grade Bond Fund	—	—	—	(69,428)	(1,539,777)	(757,622)	(2,366,827)
Limited Duration Fund	7,656,460	—	555,478	8,187,690	—	(3,601,427)	12,798,201
Municipal Income Fund	—	104,841	—	1,397,233	(220,364)	(104,842)	1,176,868

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of September 30, 2017, capital loss carryforwards for the Funds were as follows:

Fund	Expires in 2018	Unlimited		Total Capital Loss Carryforward
		Short-Term	Long-Term
High Yield Fund	$—	$—	$(1,637,529)	$(1,637,529)
Investment Grade Bond Fund	(1,528,707)	—	—	(1,528,707)

For the year ended September 30, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
High Yield Fund	$—	$3,500,046	$3,500,046
Investment Grade Bond Fund	17,723,877	1,973,501	19,697,378
Limited Duration Fund	—	14,848	14,848
Municipal Income Fund	27,176,627	318,217	27,494,844

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, losses deferred due to wash sales, foreign currency gains and losses, reclasses of distributions received and paid, income accruals on certain investments, income recharacterization from certain investments, dividends payable, paydown reclasses, “mark-to-market” of forward foreign currency exchange contracts, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of the expiration of capital loss carryforward amounts, post-October loss deferrals, and bond premium/discount amortization. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Diversified Income Fund	$—	$1,496	$(1,496)
High Yield Fund	(1)	(538,575)	538,576
Investment Grade Bond Fund	(17,723,877)	1,612,325	16,111,552
Limited Duration Fund	1	3,287,496	(3,287,497)
Municipal Income Fund	(27,176,627)	—	27,176,627

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Diversified Income Fund	$5,491,038	$475,183	$(2,429)	$472,754
High Yield Fund	591,056,681	15,908,213	(8,306,133)	7,602,080
Investment Grade Bond Fund	372,750,545	6,273,209	(6,342,637)	(69,428)
Limited Duration Fund	2,297,232,667	11,889,798	(3,695,051)	8,194,747
Municipal Income Fund	51,368,252	1,710,607	(313,374)	1,397,233

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2017, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2017:

Fund	Ordinary	Capital
Investment Grade Bond Fund	$(11,070)	$—
Municipal Income Fund	—	(220,364)

Note 8 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$2,725,494	$2,508,448
High Yield Fund	547,351,598	261,193,696
Investment Grade Bond Fund	324,631,047	247,856,775
Limited Duration Fund	1,731,719,680	654,476,396
Municipal Income Fund	16,507,607	27,292,576

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
High Yield Fund	$48,366,878	$4,950,000	$160,918
Investment Grade Bond Fund	1,244,420	2,103,469	79,968
Limited Duration Fund	1,104,708	1,349,084	111,600

Note 9 – Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2017. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2017, were as follows:

Borrower	Maturity Date	Face Amount	Value
High Yield Fund
Acosta, Inc.	09/26/19	$488,889	$25,900
Advantage Sales & Marketing LLC	07/25/19	1,100,000	51,405
BBB Industries, LLC	11/04/19	1,000,000	57,697
Beacon Roofing Supply, Inc.	02/28/18	9,800,000	—
Cypress Intermediate Holdings III, Inc.	04/27/22	750,000	85,243
Epicor Software	06/01/20	1,000,000	66,293
Hillman Group, Inc.	06/30/19	1,000,000	37,822
ICSH Parent, Inc.	04/29/24	79,941	—
Learning Care Group (US), Inc.	05/05/19	500,000	31,398
Lytx, Inc.	08/31/22	105,263	12,949
MRI Software LLC	06/30/23	472,223	—
National Technical Systems	06/12/21	250,000	19,269
Packaging Coordinators Midco, Inc.	07/01/21	1,200,467	112,626
Pro Mach Group, Inc.	10/22/19	900,000	44,708
PT Intermediate Holdings III, LLC	06/23/22	98,333	8,079
Recess Holdings, Inc.	09/30/24	166,667	—
Signode Industrial Group US, Inc.	05/01/19	1,800,000	71,140
Solera LLC	03/03/21	1,250,000	120,456
Vantiv LLC	09/08/24	328,717	—
Wencor Group	06/19/19	847,692	34,145
			$779,130

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund	Schahin II Finance Co. SPV Ltd.
	5.88% due 09/25/22	03/12/15	$139,296	$21,717

Investment Grade Bond Fund	GMAC Commercial Mortgage Asset Corp.
	2007-HCKM, 6.11% due 08/10/52	10/07/16	1,735,921	1,664,558
	Northern Group Housing LLC
	6.80% due 08/15/53	07/25/13	600,000	737,568
	Woodbourne Capital Trust II	01/20/06	954,589	716,473
	Woodbourne Capital Trust III	01/20/06	954,589	716,473
	Woodbourne Capital Trust IV	01/20/06	954,589	716,473
	Woodbourne Capital Trust I	01/20/06	954,589	716,472
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	630,978	625,775
	HP Communities LLC
	5.78% due 03/15/46	08/23/16	592,558	546,080
	Capmark Military Housing Trust
	2007-ROBS, 6.06% due 10/10/52	04/23/15	470,396	492,567
	Highland Park COO I Ltd.
	2006-1A, 1.72% due 11/25/51	07/01/16	446,200	458,153
	Pacific Northwest Communities LLC
	5.91% due 06/15/50	05/22/14	400,000	441,308
	Atlantic Marine Corporations Communities LLC
	5.43% due 12/01/50	07/25/14	364,374	377,451
	ACC Group Housing LLC
	6.35% due 07/15/54	06/03/14	300,000	350,637
	Capmark Military Housing Trust
	2007-AETC, 5.75% due 02/10/52	09/18/14	330,380	333,317
	Copper River CLO Ltd.
	2007-1A, due 01/20/21	05/09/14	396,527	95,382
			10,085,688	8,988,687

Limited Duration Fund	Copper River CLO Ltd.
	2007-1A, due 01/20/21	05/09/14	283,239	68,130
	Schahin II Finance Co. SPV Ltd.
	5.88% due 09/25/22	01/08/14	375,036	39,090
			658,275	107,220

Note 11 – Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The funds that participate in the line of credit including the Fund, paid aggregate upfront costs of $982,952 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. These amounts are included within Line of Credit Fees on the Statements of Operations.

A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, 1 month LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2017.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The allocated interest expense amount for each Fund is referenced in the Statement of Operations under “Line of Credit fees.”

Note 12 – Legal Proceedings

Motors Liquidation Company

On or about June of 2015, the Guggenheim High Yield Fund was served and became a party to the case entitled Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary Proceeding No. 09-00504 (MG) (Bankr. S.D.N.Y.), brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The lawsuit was initially filed in the United States Bankruptcy Court for the Southern District of New York on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company (f/k/a General Motors) against the former holders of an approximately $1.5 billion term loan issued pursuant to a term loan agreement, dated as of November 29, 2006 (the “Term Loan”), between General Motors, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and various institutions as lenders, including the Guggenheim High Yield Fund (f/k/a Security Income Fund – High Yield Series). The Term Loan lenders received a full repayment of the Term Loan pursuant to a June 1, 2009 court order issued in connection with the General Motors chapter 11 bankruptcy filing. The plaintiff is seeking a court order that the lenders return at least a portion of the proceeds received in 2009 based on the contention that certain UCC financing statements securing the indebtedness due under the Term Loan were terminated (thus releasing collateral secured by the UCC financing statement), rendering the Term Loan under-secured or completely unsecured. As a result, the lawsuit alleges that the Term Loan lenders were at least partially unsecured creditors at the time General Motors filed for bankruptcy, and should not have been paid as fully secured creditors.

After being served, the Guggenheim High Yield Fund filed a motion to dismiss the lawsuit on November 19, 2015. On June 30, 2016, the Bankruptcy Court denied the motion to dismiss, holding that the orders extending the time to serve defendants were valid. On July 14, 2016, the Guggenheim High Yield Fund filed a motion for leave to file an interlocutory appeal of the Bankruptcy Court’s decision, which was denied on March 8, 2017.

On December 18, 2015, the Guggenheim High Yield Fund filed cross-claims against co-defendant JPMorgan related to JPMorgan’s actions as administrative agent in connection with the Term Loan and the termination of the UCC financing statements. Discovery is currently stayed pending the outcome of the below referenced mediation.

On November 10, 2016, the Motors Trust filed a stipulation and proposed order dismissing its third claim for relief as set forth in its amended complaint, which was so ordered on November 17, 2016.

On April 24, 2017, a trial in commenced in the Bankruptcy Court for the Southern District of New York on the collateral status and valuation of 40 representative assets (the “Representative Asset Trial”). The evidentiary potion of the trial concluded on May 5, 2017, and closing arguments were held on June 5, 2017.

On September 26, 2017, the Bankruptcy Court issued its decision. The Court held that 33 of the 40 assets at issue (the “Representative Assets”) were fixtures and that the majority of the Representative Assets should be valued on a going concern basis. The Avoidance Trust sought leave to appeal portions of the decision on October 10, 2017.

The parties have agreed to attend a mediation in front of David Geronemus, Esq. on December 12-13, 2017 in an attempt to consensually resolve the dispute. The mediation will focus on applying the Bankruptcy Court’s decision to the remaining assets.

This lawsuit does not allege any wrongdoing on the part of the Guggenheim High Yield Fund and the Fund intends to vigorously defend the matter. If the plaintiff is successful, it is reasonably possible that the Guggenheim High Yield Fund will be required to make payments in some amount (but not likely to exceed approximately $1,000,000), although the Fund may recover some or all of this amount from its cross-claims against co-defendant JPMorgan. At this stage of the proceedings, the Guggenheim High Yield Fund is unable to make a reliable prediction as to the outcome of this lawsuit or the affect, if any, on the Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 13 – Subsequent Event

At a meeting that occurred on November 14 – 15, 2017, the Board approved the following changes, effective November 20, 2017:

●	The advisory fee for Investment Grade Bond Fund was reduced from 0.50% to 0.39%.

●	The advisory fee for Limited Duration Fund was reduced from 0.45% to 0.39%.

●
The advisory fee breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion for the Investment Grade Bond Fund was removed as the breakpoint is no longer necessary or applicable in light of the aforementioned advisory fee reduction.

●
The total expenses limits, as a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses, were reduced. The limits are listed below:

	Limit	Effective Date	Contract End Date
Investment Grade Bond Fund — A-Class	0.79%	11/30/12	02/01/20
Investment Grade Bond Fund — C-Class	1.54%	11/30/12	02/01/20
Investment Grade Bond Fund — P-Class	0.79%	05/01/15	02/01/20
Investment Grade Bond Fund — Institutional Class	0.50%	11/30/12	02/01/20
Limited Duration Fund — A-Class	0.75%	12/01/13	02/01/20
Limited Duration Fund — C-Class	1.50%	12/01/13	02/01/20
Limited Duration Fund — P-Class	0.75%	05/01/15	02/01/20
Limited Duration Fund — Institutional Class	0.50%	12/01/13	02/01/20

The terms of the investment management agreement are otherwise unchanged.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Limited Duration Fund, and Guggenheim Municipal Income Fund (five of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (five of the series constituting the Guggenheim Funds Trust) at September 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Municipal Income Fund designates $1,123,781 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2017, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Diversified Income Fund	25.23%	25.17%	0.06%	100.00%
High Yield Fund	1.37%	1.36%	95.93%	0.00%
Investment Grade Bond Fund	0.18%	0.18%	77.69%	0.00%
Limited Duration Fund	0.04%	0.04%	77.82%	100.00%
Municipal Income Fund	0.00%	0.00%	0.00%	0.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision

[1]
The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under

[2]
Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2016, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the since-inception and/or three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

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Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 8th percentile for both periods. The Committee considered that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of Fund’s Class A shares ranked in the 5th percentile of its performance universe, exceeding the performance universe median.

Diversified Income Fund:3 The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 22nd and 24th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding its performance universe median for both periods.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 6th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2016, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 9th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund:4 The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 55th and 14th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding the performance universe median for the three-month period.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 3rd and 16th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 46th and 1st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 31st and 13th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

[3]
At a meeting held on August 20, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Diversified Income Fund, for an initial two-year term (the “Diversified Income Fund IMA”). The Committee determined to include the Diversified Income Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

[4]
At a meeting held on November 10, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Market Neutral Real Estate Fund, for an initial two-year term (the “Market Neutral RE Fund IMA”). The Committee determined to include the Market Neutral RE Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, and exceeded the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 14th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares exceeded the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 37th and 25th percentiles, respectively.

MidCap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 69th and 62nd percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 7th percentile.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 63rd and 58th percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the Fund’s return exceeded the median of its performance universe, ranking in the 9th percentile.

Small Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 67th and 71st percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 35th percentile.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax

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status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (44th and 46th percentiles, respectively) of its peer group. The net effective management fee ranks in the third quartile (72nd percentile). The Committee considered the Adviser’s proposal, presented at the May Meeting, to reduce the Fund’s expense cap by 35 basis points across all share classes.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee5 are in the second quartile (35th and 27th percentiles, respectively) of its peer group and the asset weighted total net expense ratio is in the first quartile (1st percentile) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in fourth quartile (84th percentile) of its peer group and the net effective management fee is in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the second quartile (48th percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (48th percentile) of its peer group and the net effective management fee is in the third quartile (75th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the fourth quartile (81st percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (85th, 89th and 94th percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio is in the second quartile (33rd and 39th percentiles, respectively) of its peer group. The net effective management fee is in the third quartile (55th percentile) of its peer group.

Limited Duration Fund: The net effective management fee is in the third quartile (71st percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile). The Committee considered the Fund’s strong performance and top decile performance universe rankings for the three- and one-year periods ended December 31, 2016.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee rank in the fourth quartile (86th and 80th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In addition, the Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

[5]
The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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Market Neutral Real Estate Fund: Each of the average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio is in the third quartile (36th, 38th and 39th percentiles, respectively) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the fourth quartile (76th and 86th percentiles, respectively) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee6 peer group rankings would be 53rd percentile for Class A shares, 64th percentile for Class C shares, and 47th percentile for Class P shares.

Mid Cap Value Institutional Fund: The total net expense ratio is in the third quartile (68th percentile) and the contractual advisory fee and net effective management fee are in the fourth quartile (86th and 77th percentiles, respectively). The Committee considered the strategy enhancements implemented for the Fund and the Fund’s strong recent performance, including a top decile performance universe ranking for the one-year period ended December 31, 2016.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (49th and 27th percentiles, respectively) of its peer group and the net effective management fee is in the first quartile (22nd percentile).

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) of its peer group and the net effective management fee and the asset weighted total net expense ratio are in the second quartile (50th and 28th percentiles, respectively) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund (58th percentile), the net effective management fee (75th percentile) and the asset weighted total net expense ratio (75th percentile) are in the third quartile of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (25th percentile) of its peer group. The net effective management fee and asset weighted total net expense ratio are in the fourth quartile (77th and 85th percentiles, respectively) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the net effective management fee is in the first quartile (16th percentile) as of December 31, 2016. The Fund’s asset weighted total net expense ratio is in the second quartile (36th percentile) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee peer group rankings would be 25th percentile for Class A shares, 31st percentile for Class C shares, 18th percentile for Class I shares, and 29th percentile for Class P shares.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the second quartile (39th and 33rd percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

[6]	The “gross management fee,” with respect to Mid Cap Value Fund and Small Cap Value Fund, is the sum of the advisory fee and the administration fee.

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World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (32nd and 49th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (68th percentile) of its peer group. The Committee noted that in November 2016 the Adviser recommended and the Board approved a 24 basis point reduction in the Fund’s expense cap (across all share classes).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether a breakpoint would be appropriate for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account, the advisory fee breakpoints offered by the Adviser and approved by the Board with respect to several of the fixed income Funds, to take effect on May 1, 2017.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub- Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

to Municipal Income Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (64th and 52nd percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub--Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub--Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements and the Sub-Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Funds (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002- present). Former: Peabody Energy Company (2003- April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2017

Guggenheim Funds Annual Report

Guggenheim Mid Cap Value Fund

GuggenheimInvestments.com	SBMCV-ANN-0917x0918

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE FUND	8
NOTES TO FINANCIAL STATEMENTS	23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
OTHER INFORMATION	33
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	49
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	56

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Fund (the “Fund”) for the annual fiscal period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Mid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at or near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500® (“S&P 500”) Index* on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the 12 months ended September 30, 2017, the S&P 500 returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Fund
A-Class	1.22%	5.93%	$ 1,000.00	$ 1,059.30	$ 6.30
C-Class	1.99%	5.49%	1,000.00	1,054.90	10.25
P-Class	1.21%	5.91%	1,000.00	1,059.10	6.25

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Fund
A-Class	1.22%	5.00%	$ 1,000.00	$ 1,018.95	$ 6.17
C-Class	1.99%	5.00%	1,000.00	1,015.09	10.05
P-Class	1.21%	5.00%	1,000.00	1,019.00	6.12

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders:

Guggenheim Mid Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CPA, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2017.

For the year ended September 30, 2017, the Guggenheim Mid Cap Value Fund returned 20.62%1, compared with the 15.75% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to positive stock selection in Financials and Industrials. Negative impact from stock selection in the Tech sector was more than offset by a contribution from its overweight relative to the benchmark. An overweight in Consumer Staples detracted, but was more than offset by positive stock selection in that sector.

Among the top individual contributors on an absolute basis were Zions Bancorporation, Keycorp, and Wintrust Financial Corp. The strategy’s asset-sensitive bank holdings performed particularly well as short term interest rates were hiked three times during the period.

The leading individual detractors from the Fund’s return on an absolute basis were energy names, affected by the volatility in oil prices over the period, including Whiting Petroleum Corp., Chesapeake Energy Corp., and Gulfport Energy Corp.

Portfolio Positioning

While this strategy is very balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as modest overweights in health care and utilities.

The largest relative sector exposures for the year were an underweight in Financials, which detracted from return for the year, and an overweight in Utilities, which contributed to return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2017

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed in the middle of the year, helped by talk of tax cuts and a solid U.S. economy. The market has remained resilient and buoyant. We believe the bias in the market will continue to be to the upside, but expect volatility could likely resurface.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

MID CAP VALUE FUND

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Zions Bancorporation	2.4%
KeyCorp	2.2%
WestRock Co.	2.1%
Wintrust Financial Corp.	2.0%
OGE Energy Corp.	1.7%
Huntington Bancshares, Inc.	1.6%
Emergent BioSolutions, Inc.	1.6%
Carlisle Companies, Inc.	1.5%
PVH Corp.	1.5%
Unum Group	1.5%
Top Ten Total	18.1%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	10 Year
A-Class Shares	20.62%	12.05%	7.71%
A-Class Shares with sales charge†	14.89%	10.96%	7.07%
C-Class Shares	19.63%	11.20%	6.91%
C-Class Shares with CDSC§	18.63%	11.20%	6.91%
Russell 2500 Value Index	15.75%	13.25%	7.59%
		1 Year	Since Inception (05/01/15)
P-Class Shares		20.57%	10.21%
Russell 2500 Value Index		15.75%	8.82%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class and P-Class will vary due to difference in fee structures.

†
Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2017
MID CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 97.8%

Financial - 29.0%
Zions Bancorporation	257,324	$12,140,547
KeyCorp	593,073	11,161,634
Wintrust Financial Corp.	128,582	10,069,256
Huntington Bancshares, Inc.	587,475	8,201,151
Unum Group	152,454	7,794,973
E*TRADE Financial Corp.*	171,255	7,468,430
Radian Group, Inc.	345,826	6,463,488
Equity Commonwealth REIT*	211,651	6,434,191
First American Financial Corp.	128,697	6,430,989
Alexandria Real Estate Equities, Inc. REIT	43,643	5,192,208
Prosperity Bancshares, Inc.	73,237	4,813,868
Alleghany Corp.*	8,225	4,556,732
Howard Hughes Corp.*	37,553	4,428,625
Cousins Properties, Inc. REIT	450,768	4,210,173
Sun Communities, Inc. REIT	49,124	4,208,944
EastGroup Properties, Inc. REIT	45,858	4,041,007
IBERIABANK Corp.	46,833	3,847,331
Lexington Realty Trust REIT	305,773	3,125,000
National Storage Affiliates Trust REIT	127,313	3,086,067
Redwood Trust, Inc. REIT	183,428	2,988,042
Customers Bancorp, Inc.*	84,893	2,769,210
Camden Property Trust REIT	30,148	2,757,035
Piedmont Office Realty Trust, Inc. — Class A REIT	129,331	2,607,313
Umpqua Holdings Corp.	132,309	2,581,349
LaSalle Hotel Properties REIT	88,742	2,575,293
DCT Industrial Trust, Inc. REIT	43,087	2,495,599
First Industrial Realty Trust, Inc. REIT	81,846	2,462,746
Popular, Inc.	68,265	2,453,444
CoreCivic, Inc. REIT	82,972	2,221,160
Federal Agricultural Mortgage Corp. — Class C	27,313	1,986,748
Physicians Realty Trust REIT	68,047	1,206,473
Total Financial		146,779,026

Industrial - 17.4%
WestRock Co.	185,477	10,522,111
Carlisle Companies, Inc.	78,205	7,843,180
Crane Co.	84,101	6,727,239
Covenant Transportation Group, Inc. — Class A*	220,735	6,396,900
Harris Corp.	41,737	5,495,928
Celadon Group, Inc.	754,880	5,095,440
Oshkosh Corp.	56,483	4,662,107
Scorpio Tankers, Inc.	1,225,835	4,204,614
FLIR Systems, Inc.	100,054	3,893,101
Kirby Corp.*	57,341	3,781,639
Owens-Illinois, Inc.*	132,137	3,324,567
Gentex Corp.	141,289	2,797,522
ITT, Inc.	62,668	2,774,312
Dycom Industries, Inc.*	31,470	2,702,644
Valmont Industries, Inc.	16,650	2,632,365
Crown Holdings, Inc.*	43,784	2,614,780
Golar LNG Ltd.	112,363	2,540,527
US Concrete, Inc.*	32,243	2,460,141
Fabrinet*	66,364	2,459,450
GasLog Ltd.	117,256	2,046,117
American Outdoor Brands Corp.*	108,021	1,647,320
TriMas Corp.*	56,886	1,535,922
Total Industrial		88,157,926

Consumer, Cyclical - 11.2%
PVH Corp.	62,095	7,827,695
UniFirst Corp.	51,219	7,759,679

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MID CAP VALUE FUND

	Shares	Value

DR Horton, Inc.	192,435	$7,683,929
American Eagle Outfitters, Inc.	430,820	6,160,726
Goodyear Tire & Rubber Co.	128,617	4,276,515
Caleres, Inc.	114,701	3,500,675
Deckers Outdoor Corp.*	46,980	3,213,902
GMS, Inc.*	84,945	3,007,053
PACCAR, Inc.	40,635	2,939,536
CalAtlantic Group, Inc.	77,252	2,829,741
Unifi, Inc.*	66,241	2,360,167
JetBlue Airways Corp.*	126,845	2,350,438
Penske Automotive Group, Inc.	28,239	1,343,329
Asbury Automotive Group, Inc.*	21,468	1,311,695
Total Consumer, Cyclical		56,565,080

Consumer, Non-cyclical - 11.0%
Emergent BioSolutions, Inc.*	196,152	7,934,349
Perrigo Company plc	74,614	6,316,076
Bunge Ltd.	69,993	4,861,714
Hormel Foods Corp.	143,383	4,608,329
Myriad Genetics, Inc.*	113,534	4,107,660
Premier, Inc. — Class A*	124,090	4,041,611
Dermira, Inc.*	147,075	3,971,025
Sanderson Farms, Inc.	23,361	3,773,269
Acadia Healthcare Company, Inc.*	70,950	3,388,572
Eagle Pharmaceuticals, Inc.*	52,957	3,158,355
HealthSouth Corp.	64,208	2,976,041
Fresh Del Monte Produce, Inc.	48,817	2,219,221
ACCO Brands Corp.*	137,976	1,641,914
SP Plus Corp.*	33,188	1,310,926
Quest Diagnostics, Inc.	13,575	1,271,163
Total Consumer, Non-cyclical		55,580,225

Utilities - 10.4%
OGE Energy Corp.	232,818	8,388,432
Ameren Corp.	113,039	6,538,176
Avista Corp.	123,279	6,382,154
Portland General Electric Co.	124,750	5,693,590
Black Hills Corp.	75,090	5,171,448
Pinnacle West Capital Corp.	59,980	5,071,909
UGI Corp.	88,586	4,151,140
Calpine Corp.*	278,143	4,102,609
AES Corp.	349,829	3,855,116
ONE Gas, Inc.	43,958	3,237,067
Total Utilities		52,591,641

Energy - 6.4%
Rowan Companies plc — Class A*	448,805	5,767,145
Andeavor	49,344	5,089,834
Marathon Oil Corp.	339,473	4,603,254
Whiting Petroleum Corp.*	705,618	3,852,674
Oasis Petroleum, Inc.*	404,334	3,687,526
Hess Corp.	59,710	2,799,802
Range Resources Corp.	126,451	2,474,646
MRC Global, Inc.*	81,949	1,433,288
WildHorse Resource Development Corp.*	105,589	1,406,445
Gulfport Energy Corp.*	90,204	1,293,525
Total Energy		32,408,139

Communications - 4.8%
Scripps Networks Interactive, Inc. — Class A	68,419	5,876,507
Infinera Corp.*	507,849	4,504,621
Ciena Corp.*	156,637	3,441,315
Finisar Corp.*	148,244	3,286,569
Viavi Solutions, Inc.*	347,381	3,286,224
Time, Inc.	181,671	2,452,559
Oclaro, Inc.*	159,958	1,380,438
Total Communications		24,228,233

Technology - 3.8%
CSRA, Inc.	164,143	5,296,894
Qorvo, Inc.*	62,174	4,394,459
Cray, Inc.*	211,248	4,108,773
Maxwell Technologies, Inc.*	578,897	2,969,742

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MID CAP VALUE FUND

	Shares	Value

Cirrus Logic, Inc.*	48,704	$2,596,897
Total Technology		19,366,765

Basic Materials - 3.8%
Nucor Corp.	110,347	6,183,845
Reliance Steel & Aluminum Co.	68,300	5,202,411
Westlake Chemical Corp.	46,660	3,876,980
Olin Corp.	74,493	2,551,385
United States Steel Corp.	56,292	1,444,453
Total Basic Materials		19,259,074

Total Common Stocks
(Cost $415,477,116)		494,936,109

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,2	858,334	8
Total Convertible Preferred Stocks
(Cost $819,654)		8

MONEY MARKET FUND† - 2.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Class 0.90%[3]	11,310,472	11,310,472
Total Money Market Fund
(Cost $11,310,472)		11,310,472

Total Investments - 100.0%
(Cost $427,607,242)		$506,246,589
Other Assets & Liabilities, net - 0.0%		(127,229)
Total Net Assets - 100.0%		$506,119,360

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $8, (cost $819,654) or 0.0% of total net assets.
[2]
PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
MID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$494,936,109	$—	$—	$494,936,109
Convertible Preferred Stocks	—	—	8	8
Money Market Fund	11,310,472	—	—	11,310,472
Total Assets	$506,246,581	$—	$8	$506,246,589

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE FUND

September 30, 2017

Assets:
Investments, at value (cost $427,607,242)	$506,246,589
Cash	3,090
Prepaid expenses	37,413
Receivables:
Securities sold	3,274,240
Dividends	557,243
Fund shares sold	24,282
Interest	4,935
Total assets	510,147,792

Liabilities:
Payable for:
Securities purchased	2,222,068
Fund shares redeemed	669,377
Management fees	271,984
Distribution and service fees	154,669
Trustees’ fees*	32,579
Fund accounting/administration fees	32,511
Transfer agent/maintenance fees	26,259
Due to advisor	7,184
Miscellaneous	611,801
Total liabilities	4,028,432
Net assets	$506,119,360

Net assets consist of:
Paid in capital	$393,258,480
Accumulated net investment loss	—
Accumulated net realized gain on investments	34,221,533
Net unrealized appreciation on investments	78,639,347
Net assets	$506,119,360

A-Class:
Net assets	$396,407,598
Capital shares outstanding	11,208,524
Net asset value per share	$35.37
Maximum offering price per share (Net asset value divided by 95.25%)	$37.13

C-Class:
Net assets	$87,508,400
Capital shares outstanding	3,323,108
Net asset value per share	$26.33

P-Class:
Net assets	$22,203,362
Capital shares outstanding	631,751
Net asset value per share	$35.15

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE FUND

Year Ended September 30, 2017

Investment Income:
Dividends (net of foreign withholding tax of $27,589)	$7,148,495
Interest	36,334
Total investment income	7,184,829

Expenses:
Management fees	4,083,532
Distribution and service fees:
A-Class	1,044,151
C-Class	946,038
P-Class	25,384
Transfer agent/maintenance fees:
A-Class	368,941
C-Class	127,102
P-Class	6,172
Fund accounting/administration fees	418,769
Line of credit fees	100,063
Custodian fees	10,715
Trustees’ fees*	2,735
Recoupment of previously waived fees:
A-Class	6,151
C-Class	842
P-Class	191
Miscellaneous	272,127
Total expenses	7,412,913
Less:
Expenses reimbursed by Adviser:
A-Class	(17,463)
C-Class	(4,051)
P-Class	(1,017)
Expenses waived by Adviser	(10,875)
Total waived/reimbursed expenses	(33,406)
Net expenses	7,379,507
Net investment loss	(194,678)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	81,130,196
Net realized gain	81,130,196
Net change in unrealized appreciation (depreciation) on:
Investments	16,183,764
Net change in unrealized appreciation (depreciation)	16,183,764
Net realized and unrealized gain	97,313,960
Net increase in net assets resulting from operations	$97,119,282

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(194,678)	$4,724,687
Net realized gain on investments	81,130,196	17,533,078
Net change in unrealized appreciation (depreciation) on investments	16,183,764	53,021,430
Net increase in net assets resulting from operations	97,119,282	75,279,195

Distributions to shareholders from:
Net investment income
A-Class	(4,950,405)	—
C-Class	(780,189)	—
P-Class	(49,828)	—
Net realized gains
A-Class	(8,613,768)	(71,175,868)
C-Class	(2,669,531)	(23,558,203)
P-Class	(67,525)	(15,730)
Total distributions to shareholders	(17,131,246)	(94,749,801)

Capital share transactions:
Proceeds from sale of shares
A-Class	33,025,435	32,844,791
C-Class	5,060,778	5,397,137
P-Class	21,412,776	4,471,143
Distributions reinvested
A-Class	12,673,600	65,228,180
C-Class	3,069,526	20,922,534
P-Class	117,352	15,730
Cost of shares redeemed
A-Class	(121,812,207)	(156,281,880)
C-Class	(32,586,919)	(45,239,145)
P-Class	(4,311,641)	(1,301,763)
Net decrease from capital share transactions	(83,351,300)	(73,943,273)
Net decrease in net assets	(3,363,264)	(93,413,879)

Net assets:
Beginning of year	509,482,624	602,896,503
End of year	$506,119,360	$509,482,624
Accumulated net investment loss/Undistributed net investment income at end of year	$—	$5,780,421

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MID CAP VALUE FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	1,025,109	1,179,023
C-Class	210,740	256,114
P-Class	649,430	157,411
Shares issued from reinvestment of distributions
A-Class	398,539	2,398,977
C-Class	128,809	1,015,657
P-Class	3,715	581
Shares redeemed
A-Class	(3,691,342)	(5,552,921)
C-Class	(1,325,827)	(2,098,789)
P-Class	(134,810)	(46,438)
Net decrease in shares	(2,735,637)	(2,690,385)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$30.27	$30.86	$37.73	$38.15	$33.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.30	.06	.03	.04
Net gain (loss) on investments (realized and unrealized)	6.09	3.95	(2.24)	2.04	8.59
Total from investment operations	6.12	4.25	(2.18)	2.07	8.63
Less distributions from:
Net investment income	(.37)	—	—	—	—
Net realized gains	(.65)	(4.84)	(4.69)	(2.49)	(3.53)
Total distributions	(1.02)	(4.84)	(4.69)	(2.49)	(3.53)
Net asset value, end of period	$35.37	$30.27	$30.86	$37.73	$38.15

Total Return[b]	20.62%	15.51%	(6.83%)	5.52%	28.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$396,408	$407,883	$476,792	$1,017,208	$1,038,762
Ratios to average net assets:
Net investment income (loss)	0.11%	1.04%	0.18%	0.08%	0.11%
Total expenses[f]	1.27%[g]	1.49%	1.42%	1.39%	1.39%
Net expenses[c]	1.27%[d]	1.49%	1.42%	1.39%	1.39%
Portfolio turnover rate	55%	52%	84%	35%	23%

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$22.78	$24.54	$31.14	$32.13	$28.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	.06	(.15)	(.21)	(.18)
Net gain (loss) on investments (realized and unrealized)	4.55	3.02	(1.76)	1.71	7.27
Total from investment operations	4.38	3.08	(1.91)	1.50	7.09
Less distributions from:
Net investment income	(.18)	—	—	—	—
Net realized gains	(.65)	(4.84)	(4.69)	(2.49)	(3.53)
Total distributions	(.83)	(4.84)	(4.69)	(2.49)	(3.53)
Net asset value, end of period	$26.33	$22.78	$24.54	$31.14	$32.13

Total Return[b]	19.63%	14.64%	(7.49%)	4.74%	27.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,508	$98,176	$126,047	$192,942	$219,695
Ratios to average net assets:
Net investment income (loss)	(0.68%)	0.27%	(0.53%)	(0.65%)	(0.62%)
Total expenses[f]	2.07%[g]	2.27%	2.12%	2.12%	2.12%
Net expenses[c]	2.06%[d]	2.27%	2.12%	2.12%	2.12%
Portfolio turnover rate	55%	52%	84%	35%	23%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (concluded)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$30.18	$30.77	$33.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.14	.10
Net gain (loss) on investments (realized and unrealized)	6.10	4.11	(3.24)
Total from investment operations	6.09	4.25	(3.14)
Less distributions from:
Net investment income	(.47)	—	—
Net realized gains	(.65)	(4.84)	—
Total distributions	(1.12)	(4.84)	—
Net asset value, end of period	$35.15	$30.18	$30.77

Total Return[b]	20.57%	15.61%	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,203	$3,423	$57
Ratios to average net assets:
Net investment income (loss)	0.02%	0.48%	0.71%
Total expenses[f]	1.25%[g]	1.32%	1.32%
Net expenses[c]	1.23%[d]	1.32%	1.32%
Portfolio turnover rate	55%	52%	84%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is less than 0.01% for each share class.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the year would be:

09/30/17
A-Class	1.25%
C-Class	2.04%
P-Class	1.21%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Mid Cap Value Fund (the “Fund”), a diversified investment company. Only A-Class, C-Class and P-Class shares had been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Fund’s statements of assets and liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund. Prior to February 1, 2017, the Fund paid GI investment advisory fees calculated at 1.00% of the average daily net assets of $200 million or less and 0.75% of the average daily net assets of the Fund in excess of $200 million.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Mid Cap Value Fund – A-Class	1.42%	01/30/17	02/01/19
Mid Cap Value Fund – C-Class	2.12%	01/30/17	02/01/19
Mid Cap Value Fund – P-Class	1.32%	01/30/17	02/01/19

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2017, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2018	Expires 2019	Expires 2020	Fund Total
Mid Cap Value Fund
A-Class	$—	$—	$19,356	$19,356
C-Class	—	—	4,988	4,988
P-Class	—	—	1,878	1,878

For the year ended September 30, 2017, GI recouped amounts from the Fund as follows:

Mid Cap Value Fund	$7,184

For the year ended September 30, 2017, GFD retained sales charges of $705,455 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s fees and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Fund	$5,247,650	$11,883,596	$17,131,246

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Fund	$—	$94,749,801	$94,749,801

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total
Mid Cap Value Fund	$16,468,914	$18,184,188	$78,207,778	$—	$112,860,880

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares, distribution reclasses, and losses deferred due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Mid Cap Value Fund	$42,566,257	$3,075,419	$(45,641,676)

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Mid Cap Value Fund	$428,038,811	$96,585,299	$(18,377,521)	$78,207,778

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Fund	$282,708,105	$392,659,023

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2017, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 6 – Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain aﬃliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The funds that participate in the line of credit including the Fund, paid aggregate upfront costs of $982,952 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. These amounts are included within Line of Credit Fees on the Statement of Operations.

A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, 1 month LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The Fund did not have any borrowings under this agreement as of and for the period ended September 30, 2017.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 7 – Other Liabilities

The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2017.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2017, was $473,594.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Fund (one of the series constituting Guggenheim Funds Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2017, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction
Mid Cap Value Fund	58.87%	58.33%

With respect to the taxable year ended September 30, 2017, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Mid Cap Value Fund	$11,883,596	$42,566,257

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Lim-ited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

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● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the

[1]
The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

[2]
Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese

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financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2016, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable.

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The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the since-inception and/or three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 8th percentile for both periods. The Committee considered that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of Fund’s Class A shares ranked in the 5th percentile of its performance universe, exceeding the performance universe median.

Diversified Income Fund:3 The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 22nd and 24th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding its performance universe median for both periods.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 6th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2016, exceeding its performance universe median for both of these periods.

[3]
At a meeting held on August 20, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Diversified Income Fund, for an initial two-year term (the “Diversified Income Fund IMA”). The Committee determined to include the Diversified Income Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 9th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund:4 The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 55th and 14th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding the performance universe median for the three-month period.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 3rd and 16th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 46th and 1st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 31st and 13th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, and exceeded the performance universe median for each of these periods.

[4]
At a meeting held on November 10, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Market Neutral Real Estate Fund, for an initial two-year term (the “Market Neutral RE Fund IMA”). The Committee determined to include the Market Neutral RE Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 14th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares exceeded the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 37th and 25th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 69th and 62nd percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 7th percentile.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 63rd and 58th percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the Fund’s return exceeded the median of its performance universe, ranking in the 9th percentile.

Small Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 67th and 71st percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 35th percentile.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

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Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (44th and 46th percentiles, respectively) of its peer group. The net effective management fee5 ranks in the third quartile (72nd percentile). The Committee considered the Adviser’s proposal, presented at the May Meeting, to reduce the Fund’s expense cap by 35 basis points across all share classes.

[5]
The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (35th and 27th percentiles, respectively) of its peer group and the asset weighted total net expense ratio is in the first quartile (1st percentile) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in fourth quartile (84th percentile) of its peer group and the net effective management fee is in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the second quartile (48th percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (48th percentile) of its peer group and the net effective management fee is in the third quartile (75th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the fourth quartile (81st percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (85th, 89th and 94th percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio is in the second quartile (33rd and 39th percentiles, respectively) of its peer group. The net effective management fee is in the third quartile (55th percentile) of its peer group.

Limited Duration Fund: The net effective management fee is in the third quartile (71st percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile). The Committee considered the Fund’s strong performance and top decile performance universe rankings for the three- and one-year periods ended December 31, 2016.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee rank in the fourth quartile (86th and 80th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-

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traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In addition, the Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Market Neutral Real Estate Fund: Each of the average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio is in the third quartile (36th, 38th and 39th percentiles, respectively) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the fourth quartile (76th and 86th percentiles, respectively) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee6 peer group rankings would be 53rd percentile for Class A shares, 64th percentile for Class C shares, and 47th percentile for Class P shares.

Mid Cap Value Institutional Fund: The total net expense ratio is in the third quartile (68th percentile) and the contractual advisory fee and net effective management fee are in the fourth quartile (86th and 77th percentiles, respectively). The Committee considered the strategy enhancements implemented for the Fund and the Fund’s strong recent performance, including a top decile performance universe ranking for the one-year period ended December 31, 2016.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (49th and 27th percentiles, respectively) of its peer group and the net effective management fee is in the first quartile (22nd percentile).

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) of its peer group and the net effective management fee and the asset weighted total net expense ratio are in the second quartile (50th and 28th percentiles, respectively) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund (58th percentile), the net effective management fee (75th percentile) and the asset weighted total net expense ratio (75th percentile) are in the third quartile of its peer group.

[6]	The “gross management fee,” with respect to Mid Cap Value Fund and Small Cap Value Fund, is the sum of the advisory fee and the administration fee.

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StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (25th percentile) of its peer group. The net effective management fee and asset weighted total net expense ratio are in the fourth quartile (77th and 85th percentiles, respectively) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the net effective management fee is in the first quartile (16th percentile) as of December 31, 2016. The Fund’s asset weighted total net expense ratio is in the second quartile (36th percentile) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee peer group rankings would be 25th percentile for Class A shares, 31st percentile for Class C shares, 18th percentile for Class I shares, and 29th percentile for Class P shares.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the second quartile (39th and 33rd percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (32nd and 49th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (68th percentile) of its peer group. The Committee noted that in November 2016 the Adviser recommended and the Board approved a 24 basis point reduction in the Fund’s expense cap (across all share classes).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(continued)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether a breakpoint would be appropriate for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account, the advisory fee breakpoints offered by the Adviser and approved by the Board with respect to several of the fixed income Funds, to take effect on May 1, 2017.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (64th and 52nd percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements and the Sub-Advisory Agreement for an additional annual term.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002-present). Former: Peabody Energy Company (2003-Apr. 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

9.30.2017

Guggenheim Funds Annual Report

Guggenheim Mid Cap Value Institutional Fund

GuggenheimInvestments.com	SBMCVI-ANN-0917x0918

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE INSTITUTIONAL FUND	8
NOTES TO FINANCIAL STATEMENTS	20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
OTHER INFORMATION	29
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	45
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	52

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Security Investors, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Institutional Fund (the “Fund”) for the annual fiscal period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Fund. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Mid Cap Value Institutional Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- to mid-sized company securities may present additional risks, such as less predictable earnings, higher volatility, and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at or near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard &Poor’s 500® (“S&P 500”) Index* on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the 12 months ended September 30, 2017, the S&P 500 returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Institutional Fund	1.17%	5.76%	$ 1,000.00	$ 1,057.60	$ 6.03

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Institutional Fund	1.17%	5.00%	$ 1,000.00	$ 1,019.20	$ 5.92

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders:

Guggenheim Mid Cap Value Institutional Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CPA, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2017.

For the year ended September 30, 2017, the Guggenheim Mid Cap Value Institutional Fund returned 20.23%1, compared with the 15.75% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to positive stock selection in Financials and Industrials. Negative impact from stock selection in the Tech sector was more than offset by a contribution from its overweight relative to the benchmark. An overweight in Consumer Staples detracted, but was more than offset by positive stock selection in that sector.

Among the top individual contributors on an absolute basis were Zions Bancorporation, Keycorp, and Wintrust Financial Corp. The strategy’s asset-sensitive bank holdings performed particularly well as short term interest rates were hiked three times during the period.

The leading individual detractors from the Fund’s return on an absolute basis were energy names, affected by the volatility in oil prices over the period, including Whiting Petroleum Corp., Chesapeake Energy Corp., and Gulfport Energy Corp.

Portfolio Positioning

While this strategy is very balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as modest overweights in health care and utilities.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)

The largest relative sector exposures for the year were an underweight in Financials, which detracted from return for the year, and an overweight in Utilities, which contributed to return.

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed in the middle of the year, helped by talk of tax cuts and a solid U.S. economy. The market has remained resilient and buoyant. We believe the bias in the market will continue to be to the upside, but expect volatility could likely resurface.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Zions Bancorporation	2.3%
KeyCorp	2.2%
WestRock Co.	2.0%
Wintrust Financial Corp.	1.9%
OGE Energy Corp.	1.6%
Huntington Bancshares, Inc.	1.6%
PVH Corp.	1.5%
Carlisle Companies, Inc.	1.5%
UniFirst Corp.	1.5%
Emergent BioSolutions, Inc.	1.5%
Top Ten Total	17.6%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	Since Inception (07/11/08)
Mid Cap Value Institutional Fund	20.23%	12.35%	10.85%
Russell 2500 Value Index	15.75%	13.25%	10.58%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2017
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

COMMON STOCKS† - 96.2%

Financial - 28.8%
Zions Bancorporation	38,722	$1,826,905
KeyCorp	91,204	1,716,459
Wintrust Financial Corp.	19,049	1,491,727
Huntington Bancshares, Inc.	87,937	1,227,601
Unum Group	22,975	1,174,712
E*TRADE Financial Corp.*	25,635	1,117,942
First American Financial Corp.	20,786	1,038,676
Radian Group, Inc.	51,799	968,123
Equity Commonwealth REIT*	31,219	949,059
Alexandria Real Estate Equities, Inc. REIT	6,753	803,404
EastGroup Properties, Inc. REIT	9,004	793,432
Prosperity Bancshares, Inc.	11,276	741,171
Alleghany Corp.*	1,264	700,269
Howard Hughes Corp.*	5,682	670,078
Cousins Properties, Inc. REIT	66,503	621,138
Sun Communities, Inc. REIT	7,237	620,066
IBERIABANK Corp.	7,012	576,036
National Storage Affiliates Trust REIT	19,644	476,171
Lexington Realty Trust REIT	44,877	458,643
Redwood Trust, Inc. REIT	26,756	435,855
Customers Bancorp, Inc.*	12,888	420,407
Camden Property Trust REIT	4,454	407,318
LaSalle Hotel Properties REIT	13,698	397,516
Umpqua Holdings Corp.	20,278	395,624
Piedmont Office Realty Trust, Inc. — Class A REIT	19,457	392,253
DCT Industrial Trust, Inc. REIT	6,616	383,199
Popular, Inc.	10,609	381,287
First Industrial Realty Trust, Inc. REIT	12,568	378,171
CoreCivic, Inc. REIT	11,605	310,666
Federal Agricultural Mortgage Corp. — Class C	4,044	294,161
Physicians Realty Trust REIT	10,196	180,775
Total Financial		22,348,844

Industrial - 17.1%
WestRock Co.	28,085	1,593,261
Carlisle Companies, Inc.	11,935	1,196,961
Crane Co.	12,863	1,028,911
Covenant Transportation Group, Inc. — Class A*	33,916	982,886
Harris Corp.	6,403	843,147
Celadon Group, Inc.	111,054	749,615
Oshkosh Corp.	8,475	699,527
Scorpio Tankers, Inc.	185,286	635,531
Kirby Corp.*	8,776	578,777
FLIR Systems, Inc.	14,773	574,818
Owens-Illinois, Inc.*	20,449	514,497
Dycom Industries, Inc.*	4,997	429,142
Gentex Corp.	21,174	419,245
ITT, Inc.	9,321	412,641
Crown Holdings, Inc.*	6,773	404,484
Golar LNG Ltd.	17,254	390,113
Valmont Industries, Inc.	2,427	383,709
US Concrete, Inc.*	4,831	368,605
Fabrinet*	9,748	361,261
GasLog Ltd.	17,674	308,411
American Outdoor Brands Corp.*	15,419	235,140
TriMas Corp.*	7,990	215,730
Total Industrial		13,326,412

Consumer, Cyclical - 11.0%
PVH Corp.	9,507	1,198,452
UniFirst Corp.	7,867	1,191,851

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

DR Horton, Inc.	28,977	$1,157,051
American Eagle Outfitters, Inc.	63,509	908,179
Goodyear Tire & Rubber Co.	19,646	653,230
Caleres, Inc.	18,143	553,724
Deckers Outdoor Corp.*	6,898	471,893
GMS, Inc.*	12,696	449,438
PACCAR, Inc.	6,011	434,836
CalAtlantic Group, Inc.	11,757	430,659
Unifi, Inc.*	10,180	362,713
JetBlue Airways Corp.*	18,361	340,229
Penske Automotive Group, Inc.	4,305	204,789
Asbury Automotive Group, Inc.*	3,273	199,980
Total Consumer, Cyclical		8,557,024

Consumer, Non-cyclical - 10.8%
Emergent BioSolutions, Inc.*	29,380	1,188,420
Perrigo Company plc	11,323	958,492
Bunge Ltd.	10,747	746,487
Hormel Foods Corp.	21,488	690,624
Myriad Genetics, Inc.*	17,361	628,121
Premier, Inc. — Class A*	18,202	592,839
Dermira, Inc.*	21,488	580,176
Sanderson Farms, Inc.	3,587	579,372
Acadia Healthcare Company, Inc.*	10,432	498,232
Eagle Pharmaceuticals, Inc.*	8,066	481,056
HealthSouth Corp.	9,453	438,147
Fresh Del Monte Produce, Inc.	7,343	333,813
ACCO Brands Corp.*	21,595	256,981
SP Plus Corp.*	5,065	200,068
Quest Diagnostics, Inc.	2,086	195,333
Total Consumer, Non-cyclical		8,368,161

Utilities - 10.0%
OGE Energy Corp.	35,293	1,271,606
Ameren Corp.	16,990	982,702
Avista Corp.	17,721	917,416
Portland General Electric Co.	18,579	847,946
Black Hills Corp.	11,069	762,322
Pinnacle West Capital Corp.	9,014	762,224
UGI Corp.	13,284	622,488
Calpine Corp.*	39,800	587,050
AES Corp.	52,601	579,663
ONE Gas, Inc.	6,598	485,877
Total Utilities		7,819,294

Energy - 6.3%
Rowan Companies plc — Class A*	68,428	879,299
Andeavor	7,582	782,082
Marathon Oil Corp.	49,742	674,502
Whiting Petroleum Corp.*	104,407	570,062
Oasis Petroleum, Inc.*	60,316	550,082
Hess Corp.	9,104	426,887
Range Resources Corp.	19,417	379,991
WildHorse Resource Development Corp.*	16,455	219,181
Gulfport Energy Corp.*	14,537	208,461
MRC Global, Inc.*	11,351	198,529
HydroGen Corp.*,†††,1,2	1,265,700	1
Total Energy		4,889,077

Communications - 4.7%
Scripps Networks Interactive, Inc. — Class A	10,296	884,323
Infinera Corp.*	77,747	689,616
Ciena Corp.*	23,329	512,538
Viavi Solutions, Inc.*	52,051	492,402
Finisar Corp.*	21,774	482,730
Time, Inc.	28,790	388,665
Oclaro, Inc.*	24,844	214,404
Total Communications		3,664,678

Technology - 3.8%
CSRA, Inc.	24,642	795,198
Qorvo, Inc.*	9,511	672,237
Cray, Inc.*	31,901	620,475
Maxwell Technologies, Inc.*	88,957	456,349

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Cirrus Logic, Inc.*	7,478	$398,727
Total Technology		2,942,986

Basic Materials - 3.7%
Nucor Corp.	17,064	956,267
Reliance Steel & Aluminum Co.	10,284	783,332
Westlake Chemical Corp.	7,041	585,037
Olin Corp.	11,081	379,524
United States Steel Corp.	8,267	212,131
Total Basic Materials		2,916,291

Total Common Stocks
(Cost $64,376,148)		74,832,767

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Preferred Stock - 0.0%
Thermoenergy Corp.*,1,3	793,750	7
Total Convertible Preferred Stocks
(Cost $757,980)		7

MONEY MARKET FUND† - 3.7%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[4]	2,914,392	2,914,392
Total Money Market Fund
(Cost $2,914,392)		2,914,392

Total Investments - 99.9%
(Cost $68,048,520)		$77,747,166
Other Assets & Liabilities, net - 0.1%		61,417
Total Net Assets - 100.0%		$77,808,583

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $8, (cost $760,511) or 0.0% of total net assets.
[2]	Affiliated issuer.
[3]
PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Rate indicated is the 7 day yield as of September 30, 2017.
REIT — Real Estate Investment Trust
plc — Public Limited Company

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
MID CAP VALUE INSTITUTIONAL FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$74,832,766	$—	$1	$74,832,767
Convertible Preferred Stocks	—	—	7	7
Money Market Fund	2,914,392	—	—	2,914,392
Total Assets	$77,747,158	$—	$8	$77,747,166

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
HydroGen Corp.	$1	$—	$—	$—	$—	$1	1,265,700	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE INSTITUTIONAL FUND

September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $68,045,989)	$77,747,165
Investments in affiliated issuers, at value (cost $2,531)	1
Cash	470
Prepaid expenses	20,031
Receivables:
Securities sold	472,323
Dividends	83,716
Fund shares sold	62,461
Interest	1,445
Total assets	78,387,612

Liabilities:
Payable for:
Securities purchased	343,447
Fund shares redeemed	74,322
Management fees	46,825
Trustees’ fees*	16,808
Fund accounting/administration fees	4,995
Transfer agent/maintenance fees	4,219
Miscellaneous	88,413
Total liabilities	579,029
Net assets	$77,808,583

Net assets consist of:
Paid in capital	$60,719,415
Undistributed net investment income	—
Accumulated net realized gain on investments	7,390,522
Net unrealized appreciation on investments	9,698,646
Net assets	$77,808,583
Capital shares outstanding	6,620,035
Net asset value per share	$11.75

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE INSTITUTIONAL FUND

Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $12,169)	$780,762
Interest	11,588
Total investment income	792,350

Expenses:
Management fees	556,918
Transfer agent/maintenance fees	117,657
Fund accounting/administration fees	59,516
Custodian fees	9,374
Trustees’ fees*	8,675
Line of credit fees	2,861
Miscellaneous	92,165
Total expenses	847,166
Net investment income	(54,816)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$10,956,696
Net realized gain	10,956,696
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,379,915
Net change in unrealized appreciation (depreciation)	2,379,915
Net realized and unrealized gain	13,336,611
Net increase in net assets resulting from operations	$13,281,795

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE INSTITUTIONAL FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$(54,816)	$3,042,350
Net realized gain on investments	10,956,696	17,153,748
Net change in unrealized appreciation (depreciation) on investments	2,379,915	8,094,425
Net increase in net assets resulting from operations	13,281,795	28,290,523

Distributions to shareholders from:
Net investment income	(3,140,884)	(3,255,047)
Net realized gains	(4,043,650)	(25,619,255)
Total distributions to shareholders	(7,184,534)	(28,874,302)

Capital share transactions:
Proceeds from sale of shares	26,427,689	76,460,927
Distributions reinvested	3,569,315	5,764,338
Cost of shares redeemed	(29,095,222)	(298,201,787)
Net increase (decrease) from capital share transactions	901,782	(215,976,522)
Net increase (decrease) in net assets	6,999,043	(216,560,301)

Net assets:
Beginning of year	70,809,540	287,369,841
End of year	$77,808,583	$70,809,540
Undistributed net investment income at end of year	$—	$2,688,391

Capital share activity:
Shares sold	2,400,920	7,868,173
Shares issued from reinvestment of distributions	337,685	592,429
Shares redeemed	(2,617,531)	(29,559,662)
Net increase (decrease) in shares	121,074	(21,099,060)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MID CAP VALUE INSTITUTIONAL FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$10.90	$10.41	$12.92	$13.09	$11.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.15	.06	.06	.06
Net gain (loss) on investments (realized and unrealized)	2.07	1.43	(.66)	.65	2.90
Total from investment operations	2.06	1.58	(.60)	.71	2.96
Less distributions from:
Net investment income	(.53)	(.12)	(.07)	(.07)	(.04)
Net realized gains	(.68)	(.97)	(1.84)	(.81)	(1.12)
Total distributions	(1.21)	(1.09)	(1.91)	(.88)	(1.16)
Net asset value, end of period	$11.75	$10.90	$10.41	$12.92	$13.09

Total Return[b]	20.23%	16.28%	(5.85%)	5.53%	28.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,809	$70,810	$287,370	$598,101	$571,465
Ratios to average net assets:
Net investment income (loss)	(0.07%)	1.52%	0.52%	0.42%	0.51%
Total expenses[c]	1.14%	1.14%	1.05%	1.05%	1.01%
Portfolio turnover rate	72%	149%	95%	41%	24%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Mid Cap Value Institutional Fund (the “Fund”), a diversified investment company.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and reflected in their statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Fund’s statements of assets and liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Amendment fees are earned on compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(e) Expenses

Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

For the period ended September 30, 2017, GFD retained sales charges of $705,455 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Institutional Fund	$2,203,294	$4,981,240	$7,184,534

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Institutional Fund	$2,885,054	$25,989,248	$28,874,302

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total
Mid Cap Value Institutional Fund	$2,355,350	$5,596,218	$9,137,600	$—	$17,089,168

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Fund had no capital loss carryforwards.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares, dividend reclasses, and losses deferred due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Mid Cap Value Institutional Fund	$1,172,588	$1,894,373	$(3,066,961)

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Mid Cap Value Institutional Fund	$68,609,566	$11,938,774	$(2,801,174)	$9,137,600

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Institutional Fund	$52,754,323	$61,663,117

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2017, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 6 – Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The funds that participate in the line of credit including the Fund, paid aggregate upfront costs of $982,952 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. These amounts are included within Line of Credit Fees on the Statement of Operations.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, 1 month LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The Fund did not have any borrowings under this agreement as of and for the period ended September 30, 2017.

Note 7 – Other Liabilities

The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2017.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability on its books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2017 was $15,940.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2017, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the Fund had the corresponding percentage qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Mid Cap Value Institutional Fund	57.49%	57.12%	100.00%

With respect to the taxable year ended September 30, 2017, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Mid Cap Value Institutional Fund	$4,981,240	$1,172,588

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the

[1]
The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

OTHER INFORMATION (Unaudited)(continued)

Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

[2]
Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

OTHER INFORMATION (Unaudited)(continued)

financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2016, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable.

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OTHER INFORMATION (Unaudited)(continued)

The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the since-inception and/or three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 8th percentile for both periods. The Committee considered that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of Fund’s Class A shares ranked in the 5th percentile of its performance universe, exceeding the performance universe median.

Diversified Income Fund:3 The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 22nd and 24th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding its performance universe median for both periods.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 6th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2016, exceeding its performance universe median for both of these periods.

[3]
At a meeting held on August 20, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Diversified Income Fund, for an initial two-year term (the “Diversified Income Fund IMA”). The Committee determined to include the Diversified Income Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 9th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund:4 The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 55th and 14th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding the performance universe median for the three-month period.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 3rd and 16th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 46th and 1st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 31st and 13th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, and exceeded the performance universe median for each of these periods.

[4]
At a meeting held on November 10, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Market Neutral Real Estate Fund, for an initial two-year term (the “Market Neutral RE Fund IMA”). The Committee determined to include the Market Neutral RE Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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OTHER INFORMATION (Unaudited)(continued)

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 14th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares exceeded the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 37th and 25th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 69th and 62nd percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 7th percentile.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 63rd and 58th percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the Fund’s return exceeded the median of its performance universe, ranking in the 9th percentile.

Small Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 67th and 71st percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 35th percentile.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

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OTHER INFORMATION (Unaudited)(continued)

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (44th and 46th percentiles, respectively) of its peer group. The net effective management fee5 ranks in the third quartile (72nd percentile). The Committee considered the Adviser’s proposal, presented at the May Meeting, to reduce the Fund’s expense cap by 35 basis points across all share classes.

[5]
The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(continued)

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (35th and 27th percentiles, respectively) of its peer group and the asset weighted total net expense ratio is in the first quartile (1st percentile) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in fourth quartile (84th percentile) of its peer group and the net effective management fee is in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the second quartile (48th percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (48th percentile) of its peer group and the net effective management fee is in the third quartile (75th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the fourth quartile (81st percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (85th, 89th and 94th percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio is in the second quartile (33rd and 39th percentiles, respectively) of its peer group. The net effective management fee is in the third quartile (55th percentile) of its peer group.

Limited Duration Fund: The net effective management fee is in the third quartile (71st percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile). The Committee considered the Fund’s strong performance and top decile performance universe rankings for the three- and one-year periods ended December 31, 2016.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee rank in the fourth quartile (86th and 80th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-

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OTHER INFORMATION (Unaudited)(continued)

traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In addition, the Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Market Neutral Real Estate Fund: Each of the average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio is in the third quartile (36th, 38th and 39th percentiles, respectively) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the fourth quartile (76th and 86th percentiles, respectively) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee6 peer group rankings would be 53rd percentile for Class A shares, 64th percentile for Class C shares, and 47th percentile for Class P shares.

Mid Cap Value Institutional Fund: The total net expense ratio is in the third quartile (68th percentile) and the contractual advisory fee and net effective management fee are in the fourth quartile (86th and 77th percentiles, respectively). The Committee considered the strategy enhancements implemented for the Fund and the Fund’s strong recent performance, including a top decile performance universe ranking for the one-year period ended December 31, 2016.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (49th and 27th percentiles, respectively) of its peer group and the net effective management fee is in the first quartile (22nd percentile).

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) of its peer group and the net effective management fee and the asset weighted total net expense ratio are in the second quartile (50th and 28th percentiles, respectively) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund (58th percentile), the net effective management fee (75th percentile) and the asset weighted total net expense ratio (75th percentile) are in the third quartile of its peer group.

[6]	The “gross management fee,” with respect to Mid Cap Value Fund and Small Cap Value Fund, is the sum of the advisory fee and the administration fee.

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OTHER INFORMATION (Unaudited)(continued)

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (25th percentile) of its peer group. The net effective management fee and asset weighted total net expense ratio are in the fourth quartile (77th and 85th percentiles, respectively) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the net effective management fee is in the first quartile (16th percentile) as of December 31, 2016. The Fund’s asset weighted total net expense ratio is in the second quartile (36th percentile) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee peer group rankings would be 25th percentile for Class A shares, 31st percentile for Class C shares, 18th percentile for Class I shares, and 29th percentile for Class P shares.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the second quartile (39th and 33rd percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (32nd and 49th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (68th percentile) of its peer group. The Committee noted that in November 2016 the Adviser recommended and the Board approved a 24 basis point reduction in the Fund’s expense cap (across all share classes).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(continued)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether a breakpoint would be appropriate for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other

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OTHER INFORMATION (Unaudited)(continued)

determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account, the advisory fee breakpoints offered by the Adviser and approved by the Board with respect to several of the fixed income Funds, to take effect on May 1, 2017.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (64th and 52nd percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002- present). Former: Peabody Energy Company (2003- Apr. 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

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9.30.2017

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

GuggenheimInvestments.com	CSF-ANN-0917x0918

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
CAPITAL STEWARDSHIP FUND	6
NOTES TO FINANCIAL STATEMENTS	14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
OTHER INFORMATION	19
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	25
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	29

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GIPM” or the “Investment Adviser”), is pleased to present the annual shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2017.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then information on the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Over the past few months, the equity markets have faced massive hurricanes in the South, rising tensions with North Korea and ongoing uncertainty surrounding domestic policy. Despite it all, the major stock indices continue to trade at/near record levels. The market’s resiliency seems to underscore that, at the end of the day, it’s fundamentals that drive equity markets and not political headlines or geopolitical tensions.

A noticeable shift in market sentiment during the third quarter led to a rotation into cyclical and small capitalization stocks. Value factors also began to outperform in September, a significant change from year-to-date performance. From a macro standpoint, the primary drivers of the value trade include rising inflationary expectations, economic growth and the prospects of tax reform.

Outside the U.S., both the European and emerging markets outperformed the Standard & Poor’s 500® (“S&P 500”) Index* on a dollar denominated basis. Renewed interest in both regions reflected attractive relative valuation and the synchronized global economic expansion.

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate. Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags GDP growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

The firming U.S. economy, coupled with synchronized global growth and stabilization in the U.S. dollar, is likely to be supportive of the U.S. earnings environment. On the valuation front, while elevated relative to long-term averages, multiples still remain well below extreme levels. Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. Interest rates are expected to remain supportive of risk assets.

For the 12 months ended September 30, 2017, S&P 500 Index* returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund
Institutional Class	1.04%	6.28%	$ 1,000.00	$ 1,062.80	$ 5.38
Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund
Institutional Class	1.04%	5.00%	$ 1,000.00	$ 1,019.85	$ 5.27

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGER’S COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2017.

For the period ended September 30, 2017, Guggenheim Capital Stewardship Fund Institutional Shares returned 15.01%, compared with the 18.61% return of its benchmark, the S&P 500 Index.

Strategy Overview

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners, and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and (5) community engagement.

Performance Review

The Fund on a net basis underperformed its benchmark by 360 basis points for the fiscal year ended on September 30, 2017. The shortfall was due mostly to security selection.

Relative to the benchmark, underweighting the Energy sector, while overweighting the Industrials sector, positively impacted the Fund by (+0.44%) and (+0.20%), respectively. Offsetting this was an underweight in Financials (-0.78%) and an overweight in Telecommunications Services (-0.53%).

Security selection impacts relative to the benchmark were mainly driven by securities from the following sectors: Industrials (+0.65%), Health Care (+0.40%), Energy (+0.24%), Information Technology (-1.73%), and Consumer Discretionary (-0.82%).

The top individual contributors to return were JPMorgan Chase & Co., Apple, Inc., and AbbVie, Inc. The top individual detractors were Macy’s, Fluor Corp., and Kohl’s Corp.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	2.7%
Johnson & Johnson	2.6%
Apple, Inc.	2.3%
Alphabet, Inc. — Class A	2.2%
Cisco Systems, Inc.	2.1%
Verizon Communications, Inc.	2.0%
International Business Machines Corp.	2.0%
AbbVie, Inc.	2.0%
Amgen, Inc.	1.9%
Facebook, Inc. — Class A	1.7%
Top Ten Total	21.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	Since Inception (09/26/14)
Guggenheim Capital Stewardship Fund	15.01%	7.99%
S&P 500 Index	18.61%	10.58%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	September 30, 2017
CAPITAL STEWARDSHIP FUND

	Shares	Value

COMMON STOCKS† - 100.5%

Consumer, Non-cyclical - 25.4%
Johnson & Johnson	43,826	$5,697,817
AbbVie, Inc.	47,982	4,263,680
Amgen, Inc.	21,854	4,074,678
Merck & Company, Inc.	58,394	3,738,968
Cigna Corp.	16,979	3,174,055
Thermo Fisher Scientific, Inc.	12,915	2,443,518
ManpowerGroup, Inc.	18,279	2,153,631
Abbott Laboratories	38,392	2,048,597
Conagra Brands, Inc.	54,242	1,830,125
Cardinal Health, Inc.	27,114	1,814,469
Sysco Corp.	33,179	1,790,007
JM Smucker Co.	15,901	1,668,492
Kellogg Co.	25,746	1,605,778
General Mills, Inc.	30,123	1,559,166
Aetna, Inc.	9,222	1,466,390
WellCare Health Plans, Inc.*	7,706	1,323,428
Becton Dickinson and Co.	6,150	1,205,093
Ingredion, Inc.	9,418	1,136,188
Stryker Corp.	7,514	1,067,138
Cooper Companies, Inc.	4,489	1,064,387
Zoetis, Inc.	16,106	1,026,919
Sabre Corp.	54,895	993,600
Quintiles IMS Holdings, Inc.*	10,299	979,126
Eli Lilly & Co.	9,642	824,777
Procter & Gamble Co.	7,790	708,734
Boston Scientific Corp.*	21,970	640,865
DaVita, Inc.*	10,528	625,258
PepsiCo, Inc.	5,267	586,902
Estee Lauder Companies, Inc. — Class A	5,127	552,896
Campbell Soup Co.	9,217	431,540
United Natural Foods, Inc.*	10,231	425,507
Celgene Corp.*	2,847	415,150
Molina Healthcare, Inc.*	5,203	357,758
Colgate-Palmolive Co.	4,524	329,573
Automatic Data Processing, Inc.	2,184	238,755
Vertex Pharmaceuticals, Inc.*	1,410	214,376
Edwards Lifesciences Corp.*	1,826	199,600
Total Consumer, Non-cyclical		54,676,941

Financial - 15.9%
JPMorgan Chase & Co.	61,460	5,870,044
Citigroup, Inc.	42,565	3,096,178
Visa, Inc. — Class A	29,396	3,093,635
Prudential Financial, Inc.	27,642	2,938,897
Aflac, Inc.	25,625	2,085,619
Mastercard, Inc. — Class A	14,616	2,063,779
Berkshire Hathaway, Inc. — Class B*	11,186	2,050,618
Nasdaq, Inc.	16,010	1,241,896
Hartford Financial Services Group, Inc.	21,762	1,206,268
Northern Trust Corp.	11,942	1,097,828
CIT Group, Inc.	21,579	1,058,450
MetLife, Inc.	18,971	985,543
Goldman Sachs Group, Inc.	4,131	979,832
Travelers Companies, Inc.	7,441	911,671
Prologis, Inc. REIT	12,792	811,780
BlackRock, Inc. — Class A	1,783	797,161
PNC Financial Services Group, Inc.	5,374	724,254
Discover Financial Services	10,745	692,838
Alliance Data Systems Corp.	3,112	689,464
Capital One Financial Corp.	7,842	663,904
Progressive Corp.	11,814	572,034
U.S. Bancorp	8,755	469,180
Allstate Corp.	3,576	328,670
Total Financial		34,429,543

Technology - 14.2%
Apple, Inc.	32,719	5,042,653
International Business Machines Corp.	29,774	4,319,612
Intel Corp.	94,510	3,598,941
Microsoft Corp.	48,243	3,593,622
Oracle Corp.	61,867	2,991,270
Western Digital Corp.	17,253	1,490,659
Adobe Systems, Inc.*	9,713	1,448,985
HP, Inc.	66,047	1,318,298
Lam Research Corp.	6,937	1,283,622
Tyler Technologies, Inc.*	6,410	1,117,391
Applied Materials, Inc.	15,043	783,590
Veeva Systems, Inc. — Class A*	12,144	685,043
Teradata Corp.*	18,527	626,027
QUALCOMM, Inc.	10,913	565,730
NVIDIA Corp.	2,317	414,210
Pitney Bowes, Inc.	24,640	345,206
Texas Instruments, Inc.	2,978	266,948
salesforce.com, Inc.*	2,834	264,752
Fiserv, Inc.*	1,741	224,519
Xilinx, Inc.	2,870	203,282
Total Technology		30,584,360

Communications - 14.1%
Alphabet, Inc. — Class A*	4,932	4,802,387
Cisco Systems, Inc.	132,497	4,455,875
Verizon Communications, Inc.	87,297	4,320,329
Facebook, Inc. — Class A*	21,973	3,754,527
AT&T, Inc.	83,544	3,272,418
Amazon.com, Inc.*	3,123	3,002,296
Omnicom Group, Inc.	23,452	1,737,090
Netflix, Inc.*	9,227	1,673,316
Juniper Networks, Inc.	46,446	1,292,592
Motorola Solutions, Inc.	8,692	737,690
Comcast Corp. — Class A	18,909	727,618
FactSet Research Systems, Inc.	2,746	494,582
Time Warner, Inc.	2,758	282,557
Total Communications		30,553,277

Industrial - 12.2%
FedEx Corp.	11,759	2,652,594
Union Pacific Corp.	18,176	2,107,871
Eaton Corporation plc	25,678	1,971,813
Honeywell International, Inc.	11,235	1,592,450
Cummins, Inc.	9,454	1,588,556
Corning, Inc.	51,235	1,532,951

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
CAPITAL STEWARDSHIP FUND

	Shares	Value

United Technologies Corp.	12,891	$1,496,388
Deere & Co.	11,875	1,491,381
Fluor Corp.	33,636	1,416,076
Waste Management, Inc.	17,689	1,384,518
3M Co.	5,710	1,198,529
Ingersoll-Rand plc	13,363	1,191,579
Lockheed Martin Corp.	3,836	1,190,272
Raytheon Co.	5,257	980,851
Boeing Co.	3,727	947,441
Johnson Controls International plc	21,771	877,154
Jabil, Inc.	30,237	863,266
United Parcel Service, Inc. — Class B	6,179	742,036
Waters Corp.*	2,733	490,628
Arconic, Inc.	14,716	366,134
IDEX Corp.	1,779	216,095
Total Industrial		26,298,583

Consumer, Cyclical - 9.9%
Ford Motor Co.	189,326	2,266,232
CVS Health Corp.	27,492	2,235,649
Wal-Mart Stores, Inc.	27,527	2,150,960
Delta Air Lines, Inc.	38,096	1,836,989
Costco Wholesale Corp.	8,152	1,339,292
Southwest Airlines Co.	23,735	1,328,685
General Motors Co.	31,562	1,274,474
Goodyear Tire & Rubber Co.	37,880	1,259,510
Alaska Air Group, Inc.	16,011	1,221,159
Hanesbrands, Inc.	37,426	922,177
Target Corp.	15,264	900,729
Scotts Miracle-Gro Co. — Class A	8,089	787,383
McDonald’s Corp.	5,024	787,160
Nu Skin Enterprises, Inc. — Class A	12,712	781,534
Darden Restaurants, Inc.	7,338	578,088
WW Grainger, Inc.	2,685	482,629
Best Buy Company, Inc.	7,905	450,269
Whirlpool Corp.	1,765	325,537
Coach, Inc.	6,223	250,662
Starbucks Corp.	4,602	247,173
Total Consumer, Cyclical		21,426,291

Utilities - 4.6%
Southern Co.	35,793	1,758,869
Exelon Corp.	40,928	1,541,758
Entergy Corp.	17,151	1,309,650
NextEra Energy, Inc.	8,819	1,292,424
Consolidated Edison, Inc.	15,068	1,215,686
Sempra Energy	9,021	1,029,567
WEC Energy Group, Inc.	14,618	917,718
American Water Works Company, Inc.	6,911	559,169
Xcel Energy, Inc.	7,853	371,604
Total Utilities		9,996,445

Energy - 3.1%
ConocoPhillips	32,501	1,626,675
Anadarko Petroleum Corp.	31,020	1,515,327
Marathon Petroleum Corp.	20,327	1,139,938
Chevron Corp.	6,761	794,418
Hess Corp.	13,320	624,575
Apache Corp.	8,074	369,789
EOG Resources, Inc.	3,699	357,841
First Solar, Inc.*	7,458	342,173
Total Energy		6,770,736

Basic Materials - 1.1%
Praxair, Inc.	9,275	1,296,088
Air Products & Chemicals, Inc.	5,858	885,847
International Flavors & Fragrances, Inc.	1,369	195,644
Total Basic Materials		2,377,579

Total Common Stocks
(Cost $200,653,436)		217,113,755

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	6,733	1,691,532
Total Exchange-Traded Funds
(Cost $1,647,897)		1,691,532

MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 0.90%[1]	571,736	571,736
Total Money Market Fund
(Cost $571,736)		571,736

Total Investments - 101.6%
(Cost $202,873,069)		$219,377,023
Other Assets & Liabilities, net - (1.6)%		(3,369,112)
Total Net Assets - 100.0%		$216,007,911

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2017.
plc — Public Limited Company
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$217,113,755	$—	$—	$217,113,755
Exchange-Traded Funds	1,691,532	—	—	1,691,532
Money Market Fund	571,736	—	—	571,736
Total Assets	$219,377,023	$—	$—	$219,377,023

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, there were no transfers between levels.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

Assets:
Investments, at value (cost $202,873,069)	$219,377,023
Cash	3,641
Prepaid expenses	9,521
Receivables:
Dividends	156,407
Interest	321
Total assets	219,546,913

Liabilities:
Payable for:
Fund shares redeemed	3,336,478
Management fees	159,885
Fund accounting/administration fees	14,212
Transfer agent/maintenance fees	3,107
Trustees’ fees*	1,748
Miscellaneous	23,572
Total liabilities	3,539,002
Net assets	$216,007,911

Net assets consist of:
Paid in capital	$185,145,617
Undistributed net investment income	1,939,739
Accumulated net realized gain on investments	12,418,601
Net unrealized appreciation on investments	16,503,954
Net assets	$216,007,911
Capital shares outstanding	7,420,159
Net asset value per share	$29.11

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income:
Dividends	$4,853,829
Interest	3,693
Total investment income	4,857,522

Expenses:
Management fees	1,941,342
Transfer agent/maintenance fees	25,862
Fund accounting/administration fees	172,905
Custodian fees	13,347
Trustees’ fees*	4,853
Miscellaneous	48,672
Total expenses	2,206,981
Net investment income	2,650,541

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	16,369,733
Net realized gain	16,369,733
Net change in unrealized appreciation (depreciation) on:
Investments	11,150,223
Net change in unrealized appreciation (depreciation)	11,150,223
Net realized and unrealized gain	27,519,956
Net increase in net assets resulting from operations	$30,170,497

*	Relates to Trustees not deemed “interested persons” within the meaning Of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,650,541	$2,810,492
Net realized gain on investments	16,369,733	7,701,198
Net change in unrealized appreciation (depreciation) on investments	11,150,223	18,164,398
Net increase in net assets resulting from operations	30,170,497	28,676,088

Distributions to shareholders from:
Net investment income	(2,861,435)	(2,583,368)
Net realized gains	(7,195,557)	(3,078,358)
Total distributions to shareholders	(10,056,992)	(5,661,726)

Capital share transactions:
Proceeds from sale of shares	5,207,987	40,409,661
Distributions reinvested	10,033,367	5,389,571
Cost of shares redeemed	(28,213,603)	(49,615,134)
Net decrease from capital share transactions	(12,972,249)	(3,815,902)
Net increase in net assets	7,141,256	19,198,460

Net assets:
Beginning of year	208,866,655	189,668,195
End of year	$216,007,911	$208,866,655
Undistributed net investment income at end of year	$1,939,739	$2,150,633

Capital share activity:
Shares sold	200,616	1,615,108
Shares issued from reinvestment of distributions	382,515	218,644
Shares redeemed	(1,028,694)	(1,974,077)
Net decrease in shares	(445,563)	(140,325)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$26.55	$23.69	$24.79	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.34	.35	.31	— [c]
Net gain (loss) on investments (realized and unrealized)	3.51	3.22	(1.33)	(.21)
Total from investment operations	3.85	3.57	(1.02)	(.21)
Less distributions from:
Net investment income	(.37)	(.32)	(.08)	—
Net realized gains	(.92)	(.39)	—	—
Total distributions	(1.29)	(.71)	(.08)	—
Net asset value, end of period	$29.11	$26.55	$23.69	$24.79

Total Return[e]	15.01%	15.30%	(4.15%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216,008	$208,867	$189,668	$209,015
Ratios to average net assets:
Net investment income (loss)	1.23%	1.38%	1.22%	0.13%
Total expenses[d]	1.03%	1.07%	1.15%	1.24%
Portfolio turnover rate	156%	209%	221%	—

[a]	Since commencement of operations: September 26, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Total return has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Guggenheim Capital Stewardship Fund (the “Fund”), a diversified investment company. As of September 30, 2017, only Institutional Class shares of the Fund were offered for subscription.

Guggenheim Partners Investment Management, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s fees and out

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Capital Stewardship Fund	$10,056,992	$—	$10,056,992

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Capital Stewardship Fund	$5,403,315	$258,411	$5,661,726

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation	Accumulated Capital and Other Losses	Total
Capital Stewardship Fund	$12,410,808	$2,736,073	$15,715,413	$—	$30,862,294

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares and losses deferred due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Capital Stewardship Fund	$785,745	$—	$(785,745)

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Capital Stewardship Fund	$203,661,610	$19,297,593	$(3,582,180)	$15,715,413

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Capital Stewardship Fund	$336,152,070	$355,376,520

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Capital Stewardship Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Capital Stewardship Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2017, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Capital Stewardship Fund	38.17%	38.66%	0.00%	100.00%

With respect to the taxable year ended September 30, 2017, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Capital Stewardship Fund	$—	$785,746

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee - Guggenheim Capital Stewardship Fund

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets (each, a “Guggenheim Fund” and collectively, the “Guggenheim Funds”). Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the investment adviser to Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund” or the “Fund”), a series of the Trust (i.e., a Guggenheim Fund), pursuant to an investment advisory agreement between the Trust and GPIM, with respect to Capital Stewardship Fund (the “Investment Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein together as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM regularly provides (or oversees the provision of) investment research, advice and supervision, and a continuous investment program, and directs the purchase and sale of securities and other investments for the Fund’s portfolio. Under the terms of the Investment Advisory Agreement, GPIM may delegate some or all of its duties and obligations to one or more sub-advisers and, in this connection, is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”) with respect to Concinnity’s service as investment sub-adviser to the Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”).

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GPIM and Concinnity is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE report and noted that the peer group identified by FUSE included 19 other large blend funds with similar pricing characteristics.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”).

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OTHER INFORMATION (Unaudited)(continued)

The Committee also considered the circumstances unique to Capital Stewardship Fund, including its organizational history. In this connection, the assets of Guggenheim Concinnity Master Strategy Fund, SPC, a Cayman Islands exempted segregated portfolio company which relied on the exclusion from the definition of an “investment company” provided by Section 3(c)(7) of the 1940 Act (the “Predecessor Fund”) and for which GPIM served as investment adviser and Concinnity as the sub-adviser, was reorganized with and into Capital Stewardship Fund (the “Reorganization”). The Predecessor Fund was a master fund in a set of unregistered offshore and domestic master-feeder funds (collectively, the “Private Funds”), which had certain bank investors. The investors issued notes that provided coupon payments based on the after-tax return of the Private Funds and the notes, in turn, were held by a single holder affiliated with Guggenheim. The Reorganization enabled the bank investors and noteholder to continue to benefit from the strategies previously offered by the Private Funds by converting the Predecessor Fund into a registered investment company structure that pursues the same investment strategies, since Capital Stewardship Fund’s investment objective and strategies are, in all materials respects, the same as those of the Predecessor Fund. The Board had authorized the launch of Capital Stewardship Fund on the condition that it not be offered to other investors unless and until such time as the Board determines to permit additional sales. The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of Capital Stewardship Fund to recommend that the Board approve the renewal of each Advisory Agreement for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser. The Committee also considered Guggenheim’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Guggenheim Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve Capital Stewardship Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on September 26, 2014. The Committee received investment returns for the one-year and three-month periods ended December 31, 2016 as compared to a universe of funds identified by FUSE. The Committee considered that Capital Stewardship Fund seeks long-term capital appreciation and to generate returns in excess of the S&P 500 Total Return Index by investing in companies that use a Multi-stakeholder Management System (“MsMs”) approach to achieve sustainable corporate performance. In this connection, the Committee took into account the role and responsibilities of each of the Adviser and Sub-Adviser in implementing the Fund’s investment strategy, including the manner in which the relationship between the advisory firms differs in certain respects from traditional fund management structures with an adviser and unaffiliated sub-adviser. In this regard, the Committee noted that in order to identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system to identify a universe of companies and then ranks the companies using multi-factor modeling techniques. The Adviser then uses its proprietary quantitative models to optimize a portfolio and creates the list of securities for the portfolio. The Sub-Adviser then reviews the list of securities provided by the Adviser and identifies the securities to be purchased by the Adviser for the Fund. The Adviser retains the responsibility for executing the trades instructed by the Sub-Adviser based on the Fund’s investment policies and limitations. In view of the foregoing, the Committee also took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers (including Concinnity), including information regarding the Adviser’s Sub-Advisory Oversight Committee.

Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that the Adviser had appropriately reviewed and monitored Concinnity’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee and total net expense ratio to the applicable peer group identified by FUSE. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

The Committee observed that the Fund’s contractual advisory fee is in the third quartile (68th percentile) of its peer group. The Committee also observed that the Fund’s net effective management fee (representing the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year) and total net expense ratio are in the fourth quartile (84th percentile in each case) of its peer group. In evaluating the foregoing, the Committee considered that the Fund was launched to accommodate certain bank clients that were invested in an unregistered private fund (previously defined as the Predecessor Fund) with a unique investment strategy. Shares of the Fund are not registered under the Securities Act of 1933, as amended, and thus, are available only to accredited investors in a single institutional share class. Accordingly, in evaluating the reasonableness of the advisory fee, the Committee considered the sophistication of the Fund’s bank client investors. The Committee also noted that, as considered in connection with the initial approval of the Advisory Agreements with respect to the Fund, the Fund has a lower contractual advisory fee and total expense ratio than the Predecessor Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management for the Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate (with a negative rate reported with respect to the Fund), including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability with respect to the Guggenheim Funds generally, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to the Adviser because of its relationship with the Guggenheim Funds, including Capital Stewardship Fund, and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Fund for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Guggenheim Funds.

Economies of Scale: With respect to economies of scale, the Committee considered that the Fund is not available to retail investors. The Committee concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale.

The Committee determined that, taking into account all relevant factors, the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the Fund’s investment objective and Concinnity’s investment strategy and method for implementing such investment strategy, including, but not limited to the investment decision processes employed for the Fund. In this connection, the Trustees also noted that the Sub-Adviser is experienced in identifying companies with elements of the MsMs management system. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things: its current advisory services and clients and the principal activities in which it is engaged; personnel changes and operational enhancements; the qualifications, experience and skills of key personnel responsible for providing services to the Fund; the Sub-Adviser’s evaluation of its success in meeting the Fund’s investment objective; the Fund’s portfolio construction process and the sources of information generally relied upon by the Sub-Adviser in providing investment advisory, statistical and research services to the Fund; and the Sub-Adviser’s process, in collaboration with Guggenheim, for portfolio risk management.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee noted that the Sub-Adviser provided its tax return filing. The Committee also considered the Sub-Adviser’s statement that it is an ongoing viable business enterprise that currently has the resources necessary to provide the contracted for services to the Fund. In further assessing the Sub-Adviser’s resources, as well as the nature and quality of the services it provides, the Committee discussed the Sub-Adviser’s capabilities and resources with Guggenheim management and, in this connection, noted that the Guggenheim representatives expressed comfort with such capabilities and resources in consideration of Concinnity’s role in the Fund’s management.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the Fund’s performance which ranked in the second quartile (31st percentile) and third quartile (54th percentile) for the one-year and three-month periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee noted that the sub-advisory fees payable to Concinnity are paid by GPIM and do not impact the advisory fee paid by the Fund (which the Committee had determined to be reasonable). The Committee also noted that the sub-advisory fees paid by GPIM to Concinnity are the product of arms-length negotiations between GPIM and Concinnity. The Committee considered the allocation of the advisory fee charged to the Fund between GPIM and Concinnity in light of the nature, extent and quality of the investment advisory services provided by GPIM and Concinnity.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(concluded)

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee considered Concinnity’s size and partnership structure, the aggregate management fees paid to Concinnity and the methodology used to calculate its profitability. The Committee also considered that no other benefits to the Sub-Adviser as a result of its relationship with the Fund were reported.

Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement - Economies of Scale” above.)

The Committee determined that, taking into account all relevant factors, the Fund’s sub-advisory fee was reasonable.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements for an additional annual term.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002- present). Former: Peabody Energy Company (2003- Apr. 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	233
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

9.30.2017

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-ANN-0917x0918

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	70
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	95
OTHER INFORMATION	96
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	112
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	119

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2017

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate.

Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. The Fed announced in September 2017 that it would allow a maximum of $4 billion in Agency debt and mortgage-backed securities (“MBS”) and $6 billion in Treasurys to mature on a monthly basis starting in October 2017. The monthly cap will gradually rise to reach a maximum of $20 billion for MBS and $30 billion for Treasurys.

What impact might the start of balance sheet normalization have on fixed-income markets? According to Fed research, quantitative easing (“QE”) programs depressed the 10-year Treasury term premium by approximately 100 basis points. Theoretically, unwinding QE should remove that source of downward pressure on term premiums, resulting in a commensurate rise in Treasury yields, all else being equal. A normalization of term premiums will have a modest impact if it occurs over several years. However, four years ago we saw the impact it could have on bond markets if investors price this in abruptly. During the Taper Tantrum of 2013, 10-year Treasury yields rose by 137 basis points between May and September as then-Fed Chair Ben Bernanke first spoke of the potential that the Fed would soon taper purchases of Treasurys and MBS. This caused corporate bond yields to rise as well.

While we do not expect a sharp repricing in markets, it is important to consider the combined effect of slowly rising short-term rates and term premiums on corporate bond yields. An increase in term premiums in the Treasury market will likely raise borrowing costs for investment-grade corporate issuers, in turn raising costs for high-yield bonds as well.

For the 12 months ended September 30, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Macro Opportunities Fund
A-Class	1.27%	1.90%	$ 1,000.00	$ 1,019.00	$ 6.43
C-Class	2.02%	1.49%	1,000.00	1,014.90	10.20
P-Class	1.27%	1.90%	1,000.00	1,019.00	6.43
Institutional Class	0.90%	2.08%	1,000.00	1,020.80	4.56
Table 2. Based on hypothetical 5% return (before expenses)
Macro Opportunities Fund
A-Class	1.27%	5.00%	$ 1,000.00	$ 1,018.70	$ 6.43
C-Class	2.02%	5.00%	1,000.00	1,014.94	10.20
P-Class	1.27%	5.00%	1,000.00	1,018.70	6.43
Institutional Class	0.90%	5.00%	1,000.00	1,020.56	4.56

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2017

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, Guggenheim Macro Opportunities Fund returned 6.33%1, compared with the 0.66% return of its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed-income securities, as well as equities, commodities, and alternative investments.

In June, the U.S. Federal Reserve (the “Fed”) delivered its fourth rate hike since the financial crisis, raising the fed funds rate target range to 1.00–1.25%. As long as the unemployment rate continues to decline, we believe the Fed will feel compelled to continue hiking to stay ahead of potential inflationary pressures, given the lags associated with monetary policy effects. The Fund has remained positioned for a rising interest rate environment with over 70% in floating rate assets at September 30, 2017.

The portfolio maintained its relatively defensive positioning given current spread valuations. Over the period, the portfolio has rotated into shorter maturity and higher rated tranches within structured credit. In below investment grade corporate credit, we significantly reduced our allocation to high yield and bank loans given overvaluation in those sectors and generally low yields overall.

The Fund rotated into higher quality assets and increased cash as market valuations signaled caution. Given spread tightening in below investment grade credit corporates, the Fund reduced its targets for bank loans and high yield beginning in the first quarter of 2017. This was not due to the default cycle, but rather current valuation. The high yield securities target was reduced significantly more than the bank loan target as bank loans tend to outperform in rising rate environment.

The Fund’s positive returns were largely attributable to the tightening of credit spreads and the Fund’s carry; losses attributable to the increase in interest rates over the period were mitigated by the Fund maintaining low duration over the period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2017

The Fund makes macro-themed investments to take positions based on its views of various markets and assets, which may involve derivatives. It also uses derivatives to hedge against changes in interest rates and foreign asset exposure. For the period, returns from derivatives were negligible.

During the period, returns were chiefly driven by the portfolio’s investments in non-agency residential mortgage back securities (“NA RMBS”), collateralized loan obligations (“CLOs”), and bank loans.

CLOs offered attractive risk-adjusted returns. The Fund favored less credit risk and spread duration in the past few quarters, specifically the shorter and higher-quality tranches.

NA RMBS holdings were a positive contributor due to carry as well as price appreciation. Prices appreciated from spread tightening and improving market expectations for future cash flows. Impact from curve flattening was mitigated given the floating and low duration characteristics of the NA RMBS holdings.

Bank loans performed well during the period due to technical and fundamental factors. The Fund has generally targeted up in quality loans, as uncertainty in later stages of the credit cycle have been accompanied by higher volatility in lower-quality assets.

The preferred sector continues to outperform the broader corporate market, driven by continued demand for yield and a lack of supply from the domestic U.S. banks. We believe the technical backdrop remains positive for preferreds and have a preference for fixed-to-float preferreds with higher back-ends to provide protection if the securities extend past the call date.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one –year period ended September 30, 2017, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2017

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Long Largest Holdings (% of Total Net Assets)
Guggenheim Limited Duration Fund - Institutional Class	4.9%
Guggenheim Alpha Opportunity Fund - Institutional Class	2.7%
Guggenheim Strategy Fund II	1.6%
Guggenheim Strategy Fund I	1.4%
United Kingdom (Government Of)	1.2%
AASET Trust, 3.97%	1.1%
LSTAR Securities Investment Limited 2.99%	1.0%
LSTFV, 3.73%	0.9%
Fortress Credit Opportunities III CLO, LP 2.95%	0.9%
CIM Trust, 3.24%	0.9%
Top Ten Total	16.6%

“Ten Long Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	5.3%
AA	6.6%
A	14.7%
BBB	23.4%
BB	5.6%
B	12.0%
CCC	2.7%
CC	0.1%
NR2	11.5%
Other Instruments	18.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	6.33%	5.06%	6.07%
A-Class Shares with sales charge‡	2.10%	4.04%	5.19%
C-Class Shares	5.55%	4.29%	5.30%
C-Class Shares with CDSC§	4.55%	4.29%	5.30%
Institutional Class Shares	6.73%	5.42%	6.44%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.22%	0.20%
		1 Year	Since Inception (05/01/15)
P-Class Shares		6.33%	4.56%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		0.66%	0.39%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡
Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Value

COMMON STOCKS† - 3.0%

Consumer, Non-cyclical - 0.9%
Pfizer, Inc.	76,338	$2,725,268
Deluxe Corp.	34,981	2,552,213
Kimberly-Clark Corp.	17,689	2,081,641
HCA Healthcare, Inc.*	26,055	2,073,716
US Foods Holding Corp.*	70,094	1,871,509
Express Scripts Holding Co.*	28,056	1,776,506
Gilead Sciences, Inc.	21,345	1,729,372
Tyson Foods, Inc. — Class A	23,855	1,680,585
Aetna, Inc.	10,290	1,636,213
Humana, Inc.	6,710	1,634,757
Western Union Co.	84,841	1,628,947
AbbVie, Inc.	17,354	1,542,076
Quest Diagnostics, Inc.	15,358	1,438,123
WellCare Health Plans, Inc.*	7,763	1,333,218
Merck & Company, Inc.	19,897	1,274,005
HealthSouth Corp.	27,099	1,256,039
Ingredion, Inc.	10,228	1,233,906
Biogen, Inc.*	3,761	1,177,644
Darling Ingredients, Inc.*	63,226	1,107,720
Cardinal Health, Inc.	15,184	1,016,113
UnitedHealth Group, Inc.	5,150	1,008,628
McKesson Corp.	6,499	998,311
Dean Foods Co.	89,799	977,013
Conagra Brands, Inc.	27,868	940,266
Zimmer Biomet Holdings, Inc.	7,442	871,384
Kroger Co.	43,110	864,787
Mylan N.V.*	27,092	849,876
Centene Corp.*	8,058	779,773
Universal Health Services, Inc. — Class B	6,995	776,025
SpartanNash Co.	26,896	709,248
United Therapeutics Corp.*	5,946	696,812
Sabre Corp.	36,005	651,691
Medtronic plc	8,327	647,591
USANA Health Sciences, Inc.*	11,220	647,394
Chemed Corp.	3,106	627,567
Boston Beer Company, Inc. — Class A*	4,002	625,112
Molina Healthcare, Inc.*	8,395	577,240
Pilgrim’s Pride Corp.*	19,544	555,245
TreeHouse Foods, Inc.*	8,133	550,848
Laboratory Corporation of America Holdings*	3,538	534,132
Baxter International, Inc.	8,176	513,044
Spectrum Brands Holdings, Inc.	4,756	503,756
Targus Group International Equity, Inc*,†††,1,2	13,186	19,586
Total Consumer, Non-cyclical		48,694,900

Industrial - 0.4%
TE Connectivity Ltd.	24,151	2,005,981
Energizer Holdings, Inc.	42,084	1,937,968
Cummins, Inc.	10,233	1,719,451
Jacobs Engineering Group, Inc.	28,788	1,677,477
Benchmark Electronics, Inc.*	46,285	1,580,633
Fluor Corp.	35,714	1,503,559
Timken Co.	26,555	1,289,245
Huntington Ingalls Industries, Inc.	5,562	1,259,459
EMCOR Group, Inc.	14,443	1,002,055
Arrow Electronics, Inc.*	12,451	1,001,185
Avnet, Inc.	25,300	994,290
Snap-on, Inc.	6,630	987,936
ITT, Inc.	20,313	899,257
Norfolk Southern Corp.	6,603	873,181
Plexus Corp.*	15,524	870,586
Vishay Intertechnology, Inc.	42,828	805,166
Crane Co.	9,751	779,982
USG Corp.*	23,410	764,337
Sanmina Corp.*	18,608	691,287

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Value

Methode Electronics, Inc.	16,179	$685,181
Oshkosh Corp.	7,811	644,720
Applied Industrial Technologies, Inc.	9,780	643,524
Belden, Inc.	7,003	563,952
Owens-Illinois, Inc.*	21,602	543,506
Total Industrial		25,723,918

Technology - 0.4%
International Business Machines Corp.	17,835	2,587,502
Convergys Corp.	72,501	1,877,051
HP, Inc.	91,177	1,819,893
KLA-Tencor Corp.	17,055	1,807,831
NetApp, Inc.	39,521	1,729,439
Teradata Corp.*	50,713	1,713,592
Oracle Corp.	28,927	1,398,621
Xerox Corp.	40,118	1,335,528
Applied Materials, Inc.	21,415	1,115,507
NCR Corp.*	26,955	1,011,352
Western Digital Corp.	11,284	974,938
CACI International, Inc. — Class A*	5,728	798,197
CSRA, Inc.	23,048	743,759
Cirrus Logic, Inc.*	12,745	679,563
Seagate Technology plc	17,967	595,965
ON Semiconductor Corp.*	31,428	580,475
Akamai Technologies, Inc.*	11,046	538,161
Skyworks Solutions, Inc.	5,147	524,479
CA, Inc.	15,453	515,821
Icad, Inc.*	69,789	308,467
Qlik Technologies, Inc. — Class A*,†††,1	177	193,889
Qlik Technologies, Inc. — Class B*,†††,1	43,738	24,417
Qlik Technologies, Inc.*,†††,1	11,400	1
Total Technology		22,874,448

Consumer, Cyclical - 0.3%
CVS Health Corp.	36,488	2,967,203
Walgreens Boots Alliance, Inc.	30,844	2,381,774
Wal-Mart Stores, Inc.	25,114	1,962,408
Tailored Brands, Inc.	134,716	1,945,299
Lear Corp.	7,821	1,353,658
Delta Air Lines, Inc.	26,791	1,291,862
UniFirst Corp.	5,931	898,547
PACCAR, Inc.	10,203	738,085
Hawaiian Holdings, Inc.*	19,022	714,276
Goodyear Tire & Rubber Co.	20,976	697,452
Cooper-Standard Holdings, Inc.*	5,799	672,510
Brinker International, Inc.	20,087	639,972
Ralph Lauren Corp. — Class A	7,030	620,679
Nu Skin Enterprises, Inc. — Class A	9,745	599,123
DineEquity, Inc.	12,880	553,582
Herman Miller, Inc.	15,385	552,322
CalAtlantic Group, Inc.	14,859	544,285
Dick’s Sporting Goods, Inc.	19,187	518,241
American Airlines Group, Inc.	10,446	496,081
Total Consumer, Cyclical		20,147,359

Financial - 0.3%
Prudential Financial, Inc.	24,736	2,629,931
Principal Financial Group, Inc.	32,620	2,098,771
Aflac, Inc.	25,685	2,090,502
Travelers Companies, Inc.	14,284	1,750,076
Allstate Corp.	16,430	1,510,081
Lazard Ltd. — Class A	29,851	1,349,862
JPMorgan Chase & Co.	12,151	1,160,542
CIT Group, Inc.	18,274	896,340
LaSalle Hotel Properties REIT	26,502	769,088

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Value

Franklin Resources, Inc.	15,915	$708,377
Bank of New York Mellon Corp.	12,111	642,125
Hospitality Properties Trust REIT	21,416	610,142
Sabra Health Care REIT, Inc. REIT	24,980	548,061
Hartford Financial Services Group, Inc.	6,702	371,492
Total Financial		17,135,390

Utilities - 0.3%
CenterPoint Energy, Inc.	74,219	2,167,937
Exelon Corp.	57,309	2,158,830
Edison International	23,581	1,819,746
Portland General Electric Co.	35,833	1,635,418
National Fuel Gas Co.	28,068	1,588,929
American Electric Power Company, Inc.	16,617	1,167,178
Public Service Enterprise Group, Inc.	25,158	1,163,558
Consolidated Edison, Inc.	12,550	1,012,534
Xcel Energy, Inc.	20,801	984,303
AES Corp.	71,286	785,572
Southwest Gas Holdings, Inc.	7,025	545,281
CMS Energy Corp.	10,416	482,469
Total Utilities		15,511,755

Energy - 0.2%
SandRidge Energy, Inc.*	507,188	10,189,408
Approach Resources, Inc.*	696,348	1,747,833
Devon Energy Corp.	29,810	1,094,325
Anadarko Petroleum Corp.	16,156	789,221
Marathon Oil Corp.	46,784	634,391
Titan Energy LLC*	35,116	158,022
Total Energy		14,613,200

Communications - 0.2%
Cisco Systems, Inc.	80,776	2,716,497
Verizon Communications, Inc.	45,349	2,244,322
Iridium Communications, Inc.*	152,372	1,569,432
ATN International, Inc.	28,071	1,479,342
InterDigital, Inc.	15,544	1,146,370
F5 Networks, Inc.*	8,858	1,067,920
Omnicom Group, Inc.	13,539	1,002,834
ARRIS International plc*	25,826	735,783
Viavi Solutions, Inc.*	57,659	545,454
CommScope Holding Company, Inc.*	16,096	534,548
Viacom, Inc. — Class B	17,762	494,494
Cengage Learning Acquisitions, Inc.*,††	21,660	167,865
Total Communications		13,704,861

Basic Materials - 0.0%
LyondellBasell Industries N.V. — Class A	6,189	613,020
Mosaic Co.	25,028	540,355
International Paper Co.	9,434	536,040
Freeport-McMoRan, Inc.*	38,098	534,896
AK Steel Holding Corp.*	95,659	534,734
Total Basic Materials		2,759,045

Total Common Stocks
(Cost $171,104,714)		181,164,876

PREFERRED STOCKS†† - 0.3%
Industrial - 0.2%
Seaspan Corp. 6.38% due 04/30/19	572,000	14,826,240

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Value

Financial - 0.1%
Cent CLO 16, LP due 08/1/24*,4	7,000	$3,896,575
BreitBurn Energy Partners 8.00% due 12/31/49*,†††,1,10	389,684	59,084
Total Financial		3,955,659
Total Preferred Stocks
(Cost $20,728,258)		18,781,899

WARRANTS†† - 0.0%
Comstock Resources, Inc.
$0.01, 09/06/18	15,538	94,316
Total Warrants
(Cost $70,124)		94,316

EXCHANGE-TRADED FUND† - 0.2%
Guggenheim Solar ETF[2]	700,700	15,170,155
Total Exchange-Traded Fund
(Cost $13,878,503)		15,170,155

MUTUAL FUNDS† - 11.1%
Guggenheim Limited Duration Fund - Institutional Class[2]	11,970,791	297,474,146
Guggenheim Alpha Opportunity Fund - Institutional Class[2]	5,592,647	166,996,450
Guggenheim Strategy Fund II2	3,918,711	98,202,891
Guggenheim Strategy Fund I2	3,494,713	87,752,252
Guggenheim Risk Managed Real Estate Fund - Institutional Class[2]	499,514	15,005,412
Guggenheim Floating Rate Strategies Fund - Institutional Class[2]	496,392	12,926,051
Total Mutual Funds
(Cost $666,074,003)		678,357,202

MONEY MARKET FUNDs† - 3.8%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares 0.84%[5]	223,682,817	223,682,816
Western Asset Institutional U.S. Treasury Reserves Institutional Shares 0.89%[5]	8,109,666	8,109,666
Total Money Market Funds
(Cost $231,792,482)		231,792,482

	Face Amount~

ASSET-BACKED SECURITIES†† - 28.4%
Collateralized Loan Obligations - 21.2%
Golub Capital Partners CLO Ltd.
2017-16A, 3.56% (3 Month USD LIBOR + 225 bps) due 07/25/29[6,7]	24,050,000	23,981,241
2016-33A, 3.80% (3 Month USD LIBOR + 248 bps) due 11/21/28[6,7]	17,500,000	17,453,653
2015-25A, 3.96% (3 Month USD LIBOR + 265 bps) due 08/05/27[6,7]	6,000,000	5,975,997
2014-18A, 3.81% (3 Month USD LIBOR + 250 bps) due 04/25/26[6,7]	5,000,000	4,944,289
2015-24A, 5.56% (3 Month USD LIBOR + 425 bps) due 02/05/27[6,7]	5,000,000	4,786,351
2014-21A, 4.61% (3 Month USD LIBOR + 330 bps) due 10/25/26[6,7]	4,300,000	4,221,245

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2017-16A, 4.31% (3 Month USD LIBOR + 300 bps) due 07/25/29[6,7]	$4,000,000	$3,985,594
2015-25A, 4.96% (3 Month USD LIBOR + 365 bps) due 08/05/27[6,7]	4,000,000	3,914,835
2014-18A, 4.81% (3 Month USD LIBOR + 350 bps) due 04/25/26[6,7]	2,200,000	2,196,521
2014-18A, 5.31% (3 Month USD LIBOR + 400 bps) due 04/25/26[6,7]	1,200,000	1,178,431
KVK CLO Ltd.
2017-2A, 3.85% (3 Month USD LIBOR + 255 bps) due 01/15/26[6,7]	22,350,000	22,432,159
2017-2A, 2.48% (3 Month USD LIBOR + 118 bps) due 07/15/26[6,7]	18,300,000	18,321,683
2017-1A, 3.92% (3 Month USD LIBOR + 260 bps) due 05/15/26[6,7]	13,250,000	13,314,545
2014-2A, 6.05% (3 Month USD LIBOR + 475 bps) due 07/15/26[6,7]	7,200,000	6,670,066
2013-1A, due 04/14/25[4,7]	11,900,000	4,191,679
2014-3A, due 10/15/26[4,7]	2,500,000	753,198
Fortress Credit Opportunities III CLO, LP
2017-3A, 2.95% (3 Month USD LIBOR + 165 bps) due 04/28/26[6,7]	55,500,000	55,738,781
2017-3A, 4.40% (3 Month USD LIBOR + 310 bps) due 04/28/26[6,7]	5,500,000	5,510,202
2017-3A, 3.55% (3 Month USD LIBOR + 225 bps) due 04/28/26[6,7]	3,300,000	3,302,080
Octagon Loan Funding Ltd.
due 11/18/26[4]	52,700,000	46,122,367
Woodmont Trust
2017-2A, 3.58% (3 Month USD LIBOR + 235 bps) due 07/18/28[6,7]	28,600,000	28,518,044
2017-2A, 4.28% (3 Month USD LIBOR + 305 bps) due 07/18/28[6,7]	6,750,000	6,725,815
Fortress Credit BSL II Ltd.
2017-2A, 2.46% (3 Month USD LIBOR + 115 bps) due 10/19/25[6,7]	27,900,000	27,999,647
2017-2A, 3.81% (3 Month USD LIBOR + 250 bps) due 10/19/25[6,7]	4,500,000	4,500,134
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 3.25% (3 Month USD LIBOR + 178 bps) due 07/20/29[6,7]	25,000,000	24,966,516
2017-1A, 3.19% (3 Month USD LIBOR + 235 bps) due 07/20/29[6,7]	4,650,000	4,636,274
2017-1A, 4.52% (3 Month USD LIBOR + 305 bps) due 07/20/29[6,7]	2,750,000	2,739,942

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,7]	$32,400,000	$24,771,997
A Voce CLO Ltd.
2017-1A, 2.46% (3 Month USD LIBOR + 116 bps) due 07/15/26[6,7]	24,375,000	24,380,714
OCP CLO 2014-7 Ltd.
2017-7A, 2.76% (3 Month USD LIBOR + 140 bps) due 10/20/26[6,7]	24,050,000	24,015,508
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 4.08% (3 Month USD LIBOR + 270 bps) due 12/22/28[6,7]	24,000,000	23,937,567
RFTI Issuer Ltd.
2015-FL1, 5.11% (1 Month USD LIBOR + 388 bps) due 08/15/30[6,7]	22,841,000	22,860,160
Crown Point CLO III Ltd.
2015-3A, 2.78% (3 Month USD LIBOR + 145 bps) due 12/31/27[6]	15,000,000	15,003,191
2015-3A, 2.81% (3 Month USD LIBOR + 91 bps) due 12/31/27[6]	5,300,000	5,300,931
Regatta V Funding Ltd.
2017-1A, 2.47% (3 Month USD LIBOR + 116 bps) due 10/25/26[6,7]	19,400,000	19,404,951
Crestline Denali CLO Ltd.
2013-1A, 2.97% (3 Month USD LIBOR + 160 bps) due 10/26/27[6,7]	19,400,000	19,393,549
Northwoods Capital X Ltd.
2017-10A, 2.39% (3 Month USD LIBOR + 108 bps) due 11/04/25[6,7]	15,200,000	15,222,558
2017-10A, 3.61% (3 Month USD LIBOR + 230 bps) due 11/04/25[6,7]	4,000,000	4,001,394
Galaxy XVIII CLO Ltd.
2017-18A, 2.47% (3 Month USD LIBOR + 117 bps) due 10/15/26[6,7]	19,000,000	19,034,262
Cerberus Loan Funding XVII Ltd.
2016-3A, 3.69% (3 Month USD LIBOR + 253 bps) due 01/15/28[6,7]	18,000,000	17,984,620
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[4]	19,800,000	16,862,987
TICP CLO Ltd.
2014-3A, 2.49% (3 Month USD LIBOR + 118 bps) due 01/20/27[6,7]	16,850,000	16,842,319
CIFC Funding Ltd.
2015-2A, 4.97% (3 Month USD LIBOR + 365 bps) due 12/05/24[6,7]	6,250,000	6,277,142
2016-1A, 4.11% (3 Month USD LIBOR + 280 bps) due 01/22/27[6,7]	5,550,000	5,575,086
2013-2A, 4.90% (3 Month USD LIBOR + 360 bps) due 04/21/25[6,7]	4,250,000	4,266,974

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 4.27% (3 Month USD LIBOR + 295 bps) due 12/15/28[6,7]	$16,000,000	$15,958,004
TICP CLO II Ltd.
2017-2A, 2.47% (3 Month USD LIBOR + 116 bps) due 07/20/26[6,7]	15,950,000	15,953,662
Resource Capital Corp.
2015-CRE4, 4.23% (1 Month USD LIBOR + 300 bps) due 08/15/32[6,7]	7,750,000	7,672,500
2015-CRE3, 5.23% (1 Month USD LIBOR + 400 bps) due 03/15/32[6,7]	7,000,000	6,979,144
Venture XIX CLO Ltd.
2016-19A, 4.15% (3 Month USD LIBOR + 285 bps) due 01/15/27[6,7]	14,350,000	14,467,732
Seneca Park CLO Limited
2017-1A, 2.42% (3 Month USD LIBOR + 112 bps) due 07/17/26[6,7]	13,132,000	13,180,987
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 5.55% (3 Month USD LIBOR + 425 bps) due 10/15/26[6,7]	7,500,000	7,526,391
2017-5A, 4.45% (3 Month USD LIBOR + 315 bps) due 10/15/26[6,7]	5,600,000	5,617,360
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,7]	14,000,000	12,436,117
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 6.57% (3 Month USD LIBOR + 525 bps) due 10/10/26[6,7]	5,400,000	5,387,398
2015-6A, 4.02% (3 Month USD LIBOR + 270 bps) due 10/10/26[6,7]	4,000,000	4,005,421
2015-6A, 4.97% (3 Month USD LIBOR + 365 bps) due 10/10/26[6,7]	3,000,000	3,006,320
Flagship VII Ltd.
2017-7A, 2.43% (3 Month USD LIBOR + 112 bps) due 01/20/26[6,7]	12,100,000	12,149,709
Northwoods Capital XII Ltd.
2017-12A, 3.77% (3 Month USD LIBOR + 245 bps) due 09/15/25[6,7]	12,000,000	12,062,606
FDF I Ltd.
2015-1A, 5.50% due 11/12/30[7]	12,000,000	12,020,711
Octagon Investment Partners XIX Ltd.
2017-1A, 2.40% (3 Month USD LIBOR + 110 bps) due 04/15/26[6,7]	11,800,000	11,812,596
Voya CLO Ltd.
2013-1X, due 04/15/24[4]	20,000,000	11,410,135
TCP Waterman CLO LLC
2016-1A, 4.25% (3 Month USD LIBOR + 300 bps) due 12/15/28[6,7]	11,000,000	11,169,298

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

NewStar Clarendon Fund CLO LLC
2015-1A, 4.01% (3 Month USD LIBOR + 270 bps) due 01/25/27[6,7]	$7,000,000	$6,999,802
2015-1A, 4.66% (3 Month USD LIBOR + 335 bps) due 01/25/27[6,7]	4,000,000	4,003,635
Catamaran CLO Ltd.
2012-1, 4.12% (3 Month USD LIBOR + 285 bps) due 12/20/23[6,7]	7,000,000	7,000,591
2015-1A, 4.41% (3 Month USD LIBOR + 310 bps) due 04/22/27[6,7]	4,000,000	4,000,101
Northwoods Capital XIV Ltd.
2017-14A, 3.76% (3 Month USD LIBOR + 245 bps) due 11/12/25[6,7]	10,750,000	10,830,623
NXT Capital CLO LLC
2017-1A, 3.21% (3 Month USD LIBOR + 190 bps) due 04/23/26[6,7]	3,600,000	3,593,991
2017-1A, 3.78% (3 Month USD LIBOR + 235 bps) due 04/20/29[6,7]	3,000,000	2,991,455
2017-1A, 4.53% (3 Month USD LIBOR + 310 bps) due 04/20/29[6,7]	2,000,000	1,992,000
2015-1A, 5.46% (3 Month USD LIBOR + 415 bps) due 04/21/27[6,7]	2,000,000	1,868,680
Venture XVI CLO Ltd.
2017-16A, 2.42% (3 Month USD LIBOR + 112 bps) due 04/15/26[6,7]	10,300,000	10,347,155
Great Lakes CLO Ltd.
2015-1A, 5.05% (3 Month USD LIBOR + 375 bps) due 07/15/26[6,7]	4,250,000	4,141,627
2014-1A, 5.00% (3 Month USD LIBOR + 370 bps) due 04/15/25[6,7]	3,000,000	3,000,070
2012-1A, due 01/15/23[4,8]	3,250,000	1,516,356
2014-1A, 5.50% (3 Month USD LIBOR + 420 bps) due 04/15/25[6,7]	1,500,000	1,456,715
Betony CLO Ltd.
2016-1A, 4.15% (3 Month USD LIBOR + 285 bps) due 04/15/27[6,7]	5,450,000	5,455,574
2015-1A, 6.65% (3 Month USD LIBOR + 535 bps) due 04/15/27[6,7]	4,500,000	4,398,740
Flagship CLO VIII Ltd.
2017-8A, 3.80% (3 Month USD LIBOR + 250 bps) due 01/16/26[6,7]	9,825,000	9,824,797
Babson CLO Ltd.
2013-IIA, 4.55% (3 Month USD LIBOR + 325 bps) due 01/18/25[6,7]	3,500,000	3,483,886
2014-IA, due 07/20/25[4,7]	6,400,000	3,162,377
2012-2A, due 05/15/23[4,7]	11,850,000	2,437,864

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Benefit Street Partners CLO V Ltd.
2017-VA, 3.81% (3 Month USD LIBOR + 250 bps) due 10/20/26[6,7]	$9,000,000	$9,072,706
Recette Clo Ltd.
2017-1A, 2.63% (3 Month USD LIBOR + 130 bps) due 10/20/27[6,7]	9,000,000	8,988,404
ACIS CLO Ltd.
2014-4A, 3.86% (3 Month USD LIBOR + 255 bps) due 05/01/26[6,7]	3,600,000	3,605,401
2015-6A, 4.68% (3 Month USD LIBOR + 337 bps) due 05/01/27[6,7]	3,250,000	3,250,166
2013-1A, 5.80% (3 Month USD LIBOR + 450 bps) due 04/18/24[6,7]	2,100,000	2,100,047
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[4,7]	9,500,000	8,745,550
Steele Creek CLO Ltd.
2017-1A, 3.87% (3 Month USD LIBOR + 255 bps) due 08/21/26[6,7]	8,550,000	8,630,626
Telos CLO Ltd.
2017-6A, 3.90% (3 Month USD LIBOR + 260 bps) due 01/17/27[6,7]	7,500,000	7,569,734
Newstar Commercial Loan Funding LLC
2017-1A, 4.77% (3 Month USD LIBOR + 350 bps) due 03/20/27[6,7]	7,500,000	7,501,021
Nelder Grove CLO Ltd.
2017-1A, 3.91% (3 Month USD LIBOR + 260 bps) due 08/28/26[6,7]	7,450,000	7,484,118
Woodmont 2017-3 Trust
2017-3A, 3.55% (3 Month USD LIBOR + 225 bps) due 10/18/29[6,7]	7,400,000	7,372,615
Cent CLO
2014-16A, 4.51% (3 Month USD LIBOR + 320 bps) due 08/01/24[6,7]	7,250,000	7,250,855
Fortress Credit Investments IV Ltd.
2015-4A, 4.80% (3 Month USD LIBOR + 350 bps) due 07/17/23[6,7]	7,300,000	7,236,684
FS Senior Funding Ltd.
2015-1A, 3.95% (3 Month USD LIBOR + 265 bps) due 05/28/25[6,7]	7,200,000	7,203,658
OCP CLO Ltd.
2014-7A, 4.31% (3 Month USD LIBOR + 300 bps) due 10/20/26[6,7]	5,000,000	5,013,041
2014-6A, 4.40% (3 Month USD LIBOR + 310 bps) due 07/17/26[6,7]	2,000,000	1,999,710
Dryden 41 Senior Loan Fund
2015-41A, due 01/15/28[4,7]	10,500,000	6,899,090
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/28[4,7]	6,400,000	4,943,248

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2013-3X SUB, due 07/15/25[4]	$4,000,000	$1,864,288
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[4,7]	11,040,000	6,723,351
Dryden 31 Senior Loan Fund
2017-31A, 2.38% (3 Month USD LIBOR + 108 bps) due 04/18/26[6,7]	6,500,000	6,513,862
Blue Hill CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 240 bps) due 01/15/26[6,7]	6,500,000	6,508,092
Benefit Street Partners CLO Ltd.
2015-IA, 4.40% (3 Month USD LIBOR + 310 bps) due 10/15/25[6,7]	6,500,000	6,500,314
Cerberus Onshore II CLO-2 LLC
2014-1A, 5.45% (3 Month USD LIBOR + 415 bps) due 10/15/23[6,7]	3,500,000	3,481,326
2014-1A, 4.65% (3 Month USD LIBOR + 335 bps) due 10/15/23[6,7]	3,000,000	2,997,627
OZLM VI Ltd.
2017-6A, 4.00% (3 Month USD LIBOR + 270 bps) due 04/17/26[6,7]	6,325,000	6,324,975
Newstar Commercial Loan Funding LLC
2015-1A, 5.16% (3 Month USD LIBOR + 385 bps) due 01/20/27[6,7]	5,000,000	5,021,800
2014-1A, 6.06% (3 Month USD LIBOR + 475 bps) due 04/20/25[6,7]	1,250,000	1,225,435
Flatiron CLO Ltd.
2017-1A, 3.56% (3 Month USD LIBOR + 240 bps) due 07/17/26[6,7]	6,000,000	6,031,005
Shackleton VII CLO Ltd.
2016-7A, 4.15% (3 Month USD LIBOR + 285 bps) due 04/15/27[6,7]	6,000,000	6,027,446
Resource Capital Corp.
2017-CRE5, 3.23% (1 Month USD LIBOR + 200 bps) due 07/15/34[6,7]	6,000,000	5,999,988
Hull Street CLO Ltd.
2014-1A, 4.90% (3 Month USD LIBOR + 360 bps) due 10/18/26[6,7]	5,785,000	5,670,781
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[4,7]	9,600,000	5,597,388
Silvermore CLO Ltd.
2014-1A, 4.32% (3 Month USD LIBOR + 300 bps) due 05/15/26[6,7]	5,500,000	5,587,894
Fortress Credit BSL Ltd.
2013-1A, 4.21% (3 Month USD LIBOR + 290 bps) due 01/19/25[6,7]	5,500,000	5,499,904
Saranac CLO II Ltd.
2014-2A, 6.47% (3 Month USD LIBOR + 515 bps) due 02/20/25[6,7]	5,750,000	5,498,033

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[4,7]	$6,000,000	$5,350,796
BNPP IP CLO Ltd.
2014-2A, 6.56% (3 Month USD LIBOR + 525 bps) due 10/30/25[6,7]	5,500,000	5,193,667
Mountain Hawk II CLO Ltd.
2013-2A, 4.46% (3 Month USD LIBOR + 315 bps) due 07/22/24[6,7]	2,750,000	2,637,634
2013-2A, 3.91% (3 Month USD LIBOR + 260 bps) due 07/22/24[6,7]	2,500,000	2,515,501
Sudbury Mill CLO Ltd.
2017-1A, 3.75% (3 Month USD LIBOR + 245 bps) due 01/17/26[6,7]	5,000,000	5,035,540
Ares XXXIII CLO Ltd.
2016-1A, 4.12% (3 Month USD LIBOR + 280 bps) due 12/05/25[6,7]	5,000,000	5,031,122
Fifth Street SLF II Ltd.
2015-2A, 4.12% (3 Month USD LIBOR + 281 bps) due 09/29/27[6,7]	5,000,000	4,892,895
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[7]	4,750,000	4,739,863
NewStar Arlington Senior Loan Program LLC
2014-1A, 5.56% (3 Month USD LIBOR + 425 bps) due 07/25/25[6,7]	2,750,000	2,642,597
2014-1A, 4.61% (3 Month USD LIBOR + 330 bps) due 07/25/25[6,7]	2,000,000	1,981,976
WhiteHorse X Ltd.
2015-10A, 6.60% (3 Month USD LIBOR + 530 bps) due 04/17/27[6,7]	4,980,000	4,563,039
AMMC CLO XV Ltd.
2016-15A, 4.12% (3 Month USD LIBOR + 280 bps) due 12/09/26[6,7]	4,500,000	4,544,284
Tuolumne Grove CLO Ltd.
2014-1A, 6.06% (3 Month USD LIBOR + 475 bps) due 04/25/26[6,7]	4,750,000	4,517,354
Vibrant Clo III Ltd.
2016-3A, 4.26% (3 Month USD LIBOR + 295 bps) due 04/20/26[6,7]	4,500,000	4,504,986
Halcyon Loan Advisors Funding Ltd.
2012-2A, 4.18% (3 Month USD LIBOR + 285 bps) due 12/20/24[6,7]	3,250,000	3,253,803
2012-1A, 4.32% (3 Month USD LIBOR + 300 bps) due 08/15/23[6,7]	1,000,000	1,002,098
Franklin CLO VI Ltd.
2007-6A, 3.56% (3 Month USD LIBOR + 225 bps) due 08/09/19[6,7]	4,165,000	4,158,857
OHA Loan Funding Ltd.
2017-1A, 4.36% (3 Month USD LIBOR + 305 bps) due 07/23/25[6,7]	4,100,000	4,101,139

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

TICP CLO I Ltd.
2014-1A, 5.81% (3 Month USD LIBOR + 450 bps) due 04/26/26[6,7]	$4,200,000	$4,026,563
Madison Park Funding XVI Ltd.
2016-16A, 3.96% (3 Month USD LIBOR + 265 bps) due 04/20/26[6,7]	4,000,000	4,006,695
Symphony Clo V Ltd.
2007-5A, 5.55% (3 Month USD LIBOR + 425 bps) due 01/15/24[6,7]	4,000,000	3,999,866
Adams Mill CLO Ltd.
2014-1A, 6.16% (3 Month USD LIBOR + 500 bps) due 07/15/26[6,7]	4,000,000	3,845,388
Grayson CLO Ltd.
2006-1A, 1.72% (3 Month USD LIBOR + 41 bps) due 11/01/21[6,7]	3,700,000	3,687,206
Jamestown CLO VI Ltd.
2015-6A, 4.57% (3 Month USD LIBOR + 325 bps) due 02/20/27[6,7]	3,750,000	3,681,155
Garrison Funding Ltd.
2016-2A, 5.32% (3 Month USD LIBOR + 400 bps) due 09/29/27[6,7]	3,700,000	3,656,738
OZLM IX Ltd.
2017-9A, 3.66% (3 Month USD LIBOR + 235 bps) due 01/20/27[6,7]	3,500,000	3,508,728
NewMark Capital Funding CLO Ltd.
2014-2A, 4.80% (3 Month USD LIBOR + 350 bps) due 06/30/26[6,7]	3,500,000	3,501,723
Ares XXVI CLO Ltd.
2013-1A, 4.05% (3 Month USD LIBOR + 275 bps) due 04/15/25[6,7]	2,000,000	1,999,970
2013-1A, 5.05% (3 Month USD LIBOR + 375 bps) due 04/15/25[6,7]	1,500,000	1,500,448
Palmer Square CLO Ltd.
2017-1A, 3.37% (3 Month USD LIBOR + 205 bps) due 05/15/25[6,7]	3,500,000	3,499,875
Fifth Street Senior Loan Fund I LLC
2015-1A, 5.06% (3 Month USD LIBOR + 375 bps) due 01/20/27[6,7]	3,500,000	3,466,009
Ivy Hill Middle Market Credit Fund IX Ltd.
2014-9A, 4.60% (3 Month USD LIBOR + 330 bps) due 10/18/25[6,7]	3,500,000	3,440,006
Mountain Hawk I CLO Ltd.
2013-1A, 4.03% (3 Month USD LIBOR + 272 bps) due 01/20/24[6,7]	3,400,000	3,424,941
Cerberus Loan Funding XVI, LP
2016-2A, 5.10% (3 Month USD LIBOR + 380 bps) due 11/15/27[6,7]	3,350,000	3,390,729

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

PFP Ltd.
2017-3, 3.73% (1 Month USD LIBOR + 250 bps) due 01/14/35[6,7]	$3,250,000	$3,266,401
Oaktree EIF II Series B1 Ltd.
2015-B1A, 4.42% (3 Month USD LIBOR + 310 bps) due 02/15/26[6,7]	3,250,000	3,250,036
Flatiron CLO Ltd.
2013-1A, 4.90% (3 Month USD LIBOR + 360 bps) due 01/17/26[6,7]	3,200,000	3,208,001
Mountain Hawk III CLO Ltd.
2014-3A, 4.10% (3 Month USD LIBOR + 280 bps) due 04/18/25[6,7]	3,000,000	3,011,367
AMMC CLO XI Ltd.
2012-11A, due 10/30/23[4,7]	5,650,000	2,999,906
Hunt CRE 2017-FL1 Ltd.
2017-FL1, 3.63% (1 Month USD LIBOR + 240 bps) due 08/15/34[6,7]	2,850,000	2,849,189
West CLO Ltd.
2013-1A, due 11/07/25[4,7]	5,300,000	2,742,113
Marathon CLO V Ltd.
2013-5A, due 02/21/25[4,7]	5,500,000	2,620,354
ALM XIV Ltd.
2014-14A, 4.76% (3 Month USD LIBOR + 345 bps) due 07/28/26[6,7]	2,500,000	2,506,560
Gallatin CLO VII Ltd.
2014-1A, 5.06% (3 Month USD LIBOR + 376 bps) due 07/15/23[6,7]	2,500,000	2,504,005
Shackleton CLO Ltd.
2014-6A, 4.90% (3 Month USD LIBOR + 360 bps) due 07/17/26[6,7]	2,068,000	2,056,977
AIMCO CLO Series
2015-AA, 4.60% (3 Month USD LIBOR + 330 bps) due 01/15/28[6,7]	2,000,000	2,003,705
Cent CLO 21 Ltd.
2017-21A, 3.72% (3 Month USD LIBOR + 240 bps) due 07/27/26[6,7]	2,000,000	2,001,719
Lime Street CLO Ltd.
2007-1A, 3.83% (3 Month USD LIBOR + 250 bps) due 06/20/21[6,7]	2,000,000	1,977,274
DIVCORE CLO Ltd.
2013-1A, 5.13% (1 Month USD LIBOR + 390 bps) due 11/15/32[6,7]	1,803,674	1,803,311
Atlas Senior Loan Fund VI Ltd.
2017-6A, 3.70% (3 Month USD LIBOR + 240 bps) due 10/15/26[6,7]	1,800,000	1,798,196
MCF CLO IV LLC
2014-1A, 7.20% (3 Month USD LIBOR + 590 bps) due 10/15/25[6,7]	1,750,000	1,691,898
Jefferson Mill CLO Ltd.
2015-1A, 6.91% (3 Month USD LIBOR + 560 bps) due 07/20/27[6,7]	1,750,000	1,686,999

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Cerberus Onshore II CLO LLC
2014-1A, 5.30% (3 Month USD LIBOR + 400 bps) due 10/15/23[6,7]	$1,000,000	$998,874
2014-1A, 4.80% (3 Month USD LIBOR + 350 bps) due 10/15/23[6,7]	569,676	569,588
Airlie CLO Ltd.
2006-2A, 2.76% (3 Month USD LIBOR + 145 bps) due 12/20/20[6,7]	1,484,337	1,483,782
Kingsland IV Ltd.
2007-4A, 2.75% (3 Month USD LIBOR + 145 bps) due 04/16/21[6,7]	1,500,000	1,470,913
Voya CLO 2013-1 Ltd.
2017-1A, due 10/15/30[4,7]	2,263,307	1,403,250
Copper River CLO Ltd.
2007-1A, due 01/20/21[4,8]	8,150,000	1,110,517
Northwoods Capital XI Ltd.
2017-11A, 3.70% (3 Month USD LIBOR + 240 bps) due 04/15/25[6,7]	1,000,000	1,000,730
WhiteHorse VIII Ltd.
2014-1A, 4.06% (3 Month USD LIBOR + 275 bps) due 05/01/26[6,7]	1,000,000	1,000,353
MP CLO III Ltd.
2013-1A, 4.06% (3 Month USD LIBOR + 275 bps) due 04/20/25[6,7]	1,000,000	998,410
Eastland CLO Ltd.
2007-1A, 1.71% (3 Month USD LIBOR + 40 bps) due 05/01/22[6,7]	708,432	705,191
Keuka Park CLO Ltd.
2013-1A due 10/21/24[4,7]	2,948,870	339,338
Gramercy Park CLO Ltd.
2012-1A, due 07/17/23[4,7]	2,650,000	122,490
2012-1X, due 07/17/23[4]	1,250,000	57,778
Total Collateralized Loan Obligations		1,298,021,928

Transport-Aircraft - 5.1%
AASET Trust
2017-1A, 3.97% due 05/16/42[7]	65,870,020	66,313,140
Apollo Aviation Securitization Equity Trust
2014-1, 7.38% (WAC) due 12/15/29[6]	13,816,841	13,920,467
2014-1, 5.13% (WAC) due 12/15/29[6]	13,117,254	13,248,427
2016-2, 5.93% due 11/15/41	10,351,040	10,395,084
2016-2, 4.21% due 11/15/41	9,242,000	9,274,624
2017-1A, 5.93% due 05/16/42[7]	6,841,100	7,000,170
2016-1A, 6.50% due 03/17/36[7]	5,100,000	5,281,260
2016-2, 7.87% due 11/15/41	3,999,840	4,010,984
Raspro Trust
2005-1A, 1.93% (3 Month USD LIBOR + 63 bps) due 03/23/24[6,7]	54,944,561	52,059,970
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	36,436,395	36,380,247

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[7]	$15,089,270	$15,320,528
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/40[7]	15,045,536	14,836,728
Falcon Aerospace Limited
2017-1, 6.30% due 02/15/42[7]	11,292,925	11,390,880
Rise Ltd.
2014-1B, 6.50% due 02/12/39	6,224,755	6,287,003
2014-1A, 4.74% due 02/12/39	4,750,816	4,798,325
Castle Aircraft SecuritizationTrust
2015-1A, 5.75% due 12/15/40[7]	9,923,411	9,673,395
Stripes Aircraft Ltd.
2013-1 A1, 4.73% (1 Month USD LIBOR + 350 bps) due 03/20/23†††,6	7,503,883	7,348,197
Atlas Ltd.
2014-1 A, 4.87% due 12/15/39	6,041,425	6,049,007
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[7]	4,957,918	5,089,610
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[8]	2,970,796	2,920,839
2013-1A, 6.38% due 12/13/48[8]	2,079,124	1,995,959
Eagle I Ltd.
2014-1A, 5.29% due 12/15/39[7]	4,347,656	4,301,227
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[7]	4,064,414	4,016,393
AABS Ltd.
2013-1 A, 4.87% due 01/10/38	1,971,425	1,991,139
AASET
2014-1 C, 10.00% due 12/15/29	1,681,589	1,698,405
Airplanes Pass Through Trust
2001-1A, 1.78% (1 Month USD LIBOR + 55 bps) due 03/15/19[6,8]	2,424,808	173,931
Total Transport-Aircraft		315,775,939

Collateralized Debt Obligations - 1.1%
N-Star REL CDO VIII Ltd.
2006-8A, 1.60% (1 Month USD LIBOR + 36 bps) due 02/01/41[6,7]	19,504,441	19,409,428
Putnam Structured Product Funding Ltd.
2003-1A, 2.23% (1 Month USD LIBOR + 100 bps) due 10/15/38[6,7]	19,968,345	18,850,816
SRERS Funding Ltd.
2011-RS, 1.48% (1 Month USD LIBOR + 25 bps) due 05/09/46[6,7]	17,011,903	12,251,110
Anchorage Credit Funding 4 Ltd.
2016-4A, 4.50% due 02/15/35[7]	5,000,000	5,020,904
Highland Park CDO I Ltd.
2006-1A, 1.72% (3 Month USD LIBOR + 40 bps) due 11/25/51[6,8]	3,963,771	3,779,762
Banco Bradesco SA
2014-1, 5.44% due 03/12/26†††,8	2,797,214	2,808,186

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Static Repackaging Trust Ltd.
2004-1A, 2.23% (3 Month USD LIBOR + 105 bps) due 05/10/39[6,7]	$1,996,912	$1,964,549
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.75% (3 Month USD LIBOR + 43 bps) due 11/21/40[6,7]	1,565,837	1,553,656
RAIT CRE CDO I Ltd.
2006-1X A1B, 1.56% (1 Month USD LIBOR + 33 bps) due 11/20/46[6]	640,726	639,587
Pasadena CDO Ltd.
2002-1A, 2.18% (3 Month USD LIBOR + 85 bps) due 06/19/37[6,7]	505,219	501,151
Total Collateralized Debt Obligations		66,779,149

Whole Business - 1.0%
TSGE 2017-1,
6.25% due 09/25/31†††,1	42,550,000	43,574,875
DB Master Finance LLC
2015-1A, 3.98% due 02/20/45[7]	13,406,250	13,714,996
Drug Royalty III Limited Partnership 1
2017-1A, 3.80% (3 Month USD LIBOR + 250 bps) due 04/15/27[6,7]	3,829,060	3,829,006
Total Whole Business		61,118,877
Total Asset-Backed Securities
(Cost $1,735,892,948)		1,741,695,893

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 14.6%
Residential Mortgage Backed Securities - 12.6%
LSTAR Securities Investment Limited
2017-6, 2.99% (1 Month USD LIBOR + 175 bps) due 09/01/22[6,7]	60,898,000	60,846,845
2017-3, 3.24% (1 Month USD LIBOR + 200 bps) due 04/01/22[6,7]	33,842,275	33,846,944
LSTFV
2017-1A, 3.73% (1 Month USD LIBOR + 250 bps) due 04/01/20†††,1,6	56,871,172	56,387,222
CIM Trust
2017-2, 3.24% (1 Month USD LIBOR + 200 bps) due 12/25/57[6,7]	53,988,884	54,493,123
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 1.87% (1 Month USD LIBOR + 63 bps) due 11/25/37[6]	50,990,999	50,772,843
Bayview Opportunity Master Fund IVb Trust
2017-RN1, 3.60% (WAC) due 02/28/32[6,7]	21,571,908	21,590,731
2017-RPL1, 3.10% due 07/28/32[7]	16,081,367	16,080,852
2017-NPL1, 3.60% due 01/28/32[7]	9,850,552	9,825,093
RALI Series Trust
2006-QO8, 1.44% (1 Month USD LIBOR + 20 bps) due 10/25/46[6]	13,951,532	12,845,757

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2006-QO10, 1.40% (1 Month USD LIBOR + 16 bps) due 01/25/37[6]	$9,815,024	$9,155,037
2006-QO3, 1.45% (1 Month USD LIBOR + 21 bps) due 04/25/46[6]	14,928,535	7,636,434
2007-QO2, 1.39% (1 Month USD LIBOR + 15 bps) due 02/25/47[6]	11,513,780	7,544,157
2006-QO2, 1.51% (1 Month USD LIBOR + 27 bps) due 02/25/46[6]	12,782,760	5,872,349
2006-QO2, 1.46% (1 Month USD LIBOR + 22 bps) due 02/25/46[6]	4,302,504	1,918,430
LSTAR Commercial Mortgage Trust
2016-7, 3.24% (1 Month USD LIBOR + 200 bps) due 12/01/21[6,7]	41,652,883	41,652,882
FirstKey Master Funding
2017-R1, 1.46% (1 Month USD LIBOR + 22 bps) due 11/03/41†††,6,7	43,750,000	41,092,832
Stanwich Mortgage Loan Company LLC
2017-NPA1, 3.60% due 03/16/22[7]	31,453,032	31,453,032
LSTAR Securities Investment Ltd.
2016-4, 3.24% (1 Month USD LIBOR + 200 bps) due 10/01/21[6,7]	22,523,929	22,419,328
2016-5, 3.24% (1 Month USD LIBOR + 200 bps) due 11/01/21[6,7]	8,496,300	8,499,579
GCAT
2017-1, 3.38% due 03/25/47[7]	27,183,732	27,074,146
American Home Mortgage Assets Trust
2007-1, 1.59% (1 Year CMT Rate + 70 bps) due 02/25/47[6]	32,263,235	21,514,825
Nationstar Home Equity Loan Trust
2007-C, 1.41% (1 Month USD LIBOR + 18 bps) due 06/25/37[6]	21,108,612	20,333,258
NRPL Trust
2015-1A, 3.88% due 11/01/54[7]	14,519,920	14,547,204
2014-2A, 3.75% (WAC) due 10/25/57[6,7]	4,511,560	4,521,679
Lehman XS Trust Series
2006-16N, 1.43% (1 Month USD LIBOR + 19 bps) due 11/25/46[6]	10,055,087	9,127,331
2006-10N, 1.45% (1 Month USD LIBOR + 21 bps) due 07/25/46[6]	7,216,609	6,849,528
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[6,7]	15,744,665	15,720,546
Bayview Opportunity Master Fund IIa Trust
2017-RN5, 3.10% due 08/28/32[7]	15,710,767	15,684,158
GSAMP TRUST
2002-HE2, 2.28% (1 Month USD LIBOR + 104 bps) due 10/20/32[6,7]	15,475,314	15,550,170
VOLT LIV LLC
2017-NPL1, 3.50% due 02/25/47[7]	15,246,804	15,340,508

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Bayview Opportunity Master Fund IIIa Trust
2017-RN7, 3.10% due 09/28/32[7]	$14,900,000	$14,900,000
GCAT LLC
2017-4, 3.23% due 05/25/22[7]	14,300,614	14,346,370
Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 1.42% (1 Month USD LIBOR + 19 bps) due 07/25/37[6]	11,411,328	10,002,997
GSAA Home Equity Trust
2006-3, 1.54% (1 Month USD LIBOR + 30 bps) due 03/25/36[6]	4,847,883	3,708,622
2007-7, 1.51% (1 Month USD LIBOR + 27 bps) due 07/25/37[6]	2,975,580	2,823,118
2006-14, 1.49% (1 Month USD LIBOR + 25 bps) due 09/25/36[6]	3,862,696	2,463,435
Luminent Mortgage Trust
2006-2, 1.44% (1 Month USD LIBOR + 20 bps) due 02/25/46[6]	10,480,599	8,505,743
Bayview Opportunity Master Fund IIIb Trust
2017-RN3, 3.23% due 05/28/32[7]	8,377,272	8,384,102
GSAA Trust
2006-9, 1.48% (1 Month USD LIBOR + 24 bps) due 06/25/36[6]	12,905,044	7,614,100
HSI Asset Securitization Corporation Trust
2005-OPT1, 1.66% (1 Month USD LIBOR + 42 bps) due 11/25/35[6]	7,240,900	7,246,080
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.73% (1 Year CMT Rate + 84 bps) due 11/25/46[6]	8,890,763	7,135,464
Nomura Resecuritization Trust
2015-4R, 1.87% (1 Month USD LIBOR + 43 bps) due 03/26/36[6,7]	5,661,515	5,431,720
2012-1R, 1.68% (1 Month USD LIBOR + 44 bps) due 08/27/47[6,7]	1,411,004	1,408,968
American Home Mortgage Investment Trust
2006-1, 1.64% (1 Month USD LIBOR + 40 bps) due 03/25/46[6]	5,347,601	5,002,755
Alliance Bancorp Trust
2007-OA1, 1.48% (1 Month USD LIBOR + 24 bps) due 07/25/37[6]	4,099,670	3,650,097
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 1.38% (1 Month USD LIBOR + 14 bps) due 07/25/37[6,7]	2,082,460	1,959,289
Morgan Stanley Re-REMIC Trust
2010-R5, 2.51% due 06/26/36[7]	1,743,273	1,473,139

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

First Franklin Mortgage Loan Trust
2006-FF1, 1.68% (1 Month USD LIBOR + 44 bps) due 01/25/36[6]	$1,225,000	$1,156,455
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 1.38% (1 Month USD LIBOR + 14 bps) due 07/25/36[6]	1,086,018	1,063,590
Total Residential Mortgage Backed Securities		768,472,867

Commercial Mortgage Backed Securities - 1.7%
Cosmopolitan Hotel Trust
2016-CSMO, 5.88% (1 Month USD LIBOR + 465 bps) due 11/15/33[6,7]	41,183,000	41,491,559
Citigroup Commercial Mortgage Trust
2016-SMPL, 4.51% due 09/10/31[7]	22,450,000	22,918,814
GS Mortgage Securities Corporation Trust
2017-STAY, 3.38% (1 Month USD LIBOR + 215 bps) due 07/15/32[6,7]	16,531,000	16,416,353
GAHR Commercial Mortgage Trust
2015-NRF, 3.49% (WAC) due 12/15/34[6,7]	13,827,003	13,600,326
GS Mortgage Securities Trust
2014-GSFL, 5.13% (1 Month USD LIBOR + 390 bps) due 07/15/31[6,7]	8,826,736	8,847,816
GE Business Loan Trust
2007-1A, 1.68% (1 Month USD LIBOR + 45 bps) due 04/16/35[6,7]	2,501,160	2,294,756
Total Commercial Mortgage Backed Securities		105,569,624

Military Housing - 0.3%
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44[7]	9,000,000	10,041,202
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[8]	5,805,861	6,158,102
Total Military Housing		16,199,304
Total Collateralized Mortgage Obligations
(Cost $876,578,775)		890,241,795

SENIOR FLOATING RATE INTERESTS†† - 13.0%
Technology - 2.5%
Epicor Software
4.99% (1 Month USD LIBOR + 375 bps) due 06/01/22[6]	22,494,271	22,522,388
Project Alpha (Qlik)
4.81% (3 Month USD LIBOR + 350 bps) due 04/26/24[6]	13,675,725	13,333,831
EIG Investors Corp.
5.32% (3 Month USD LIBOR + 400 bps) due 02/09/23[6]	12,831,568	12,952,955
TIBCO Software, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 12/04/20[6]	11,913,588	11,943,372
Severin Acquisition LLC
6.12% (1 Month USD LIBOR + 487.5 bps) due 07/30/21[6]	3,430,000	3,419,024

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

5.99% (1 Month USD LIBOR + 475 bps) due 07/30/21[6]		$3,432,750	$3,407,004
6.24% (1 Month USD LIBOR + 500 bps) due 07/30/21[6]		2,615,003	2,617,618
6.62% (1 Month USD LIBOR + 537.5 bps) due 07/30/21[6]		792,000	803,484
Advanced Computer Software
10.81% (3 Month USD LIBOR + 950 bps) due 01/31/23[6]		5,000,000	4,620,850
6.82% (3 Month USD LIBOR + 550 bps) due 03/18/22[6]		3,392,934	3,350,522
Nimbus Acquisition Topco Ltd.
7.25% (3 Month USD LIBOR + 625 bps) due 07/15/21†††,1,6	GBP	5,050,000	6,694,738
Planview, Inc.
6.49% (1 Month LIBOR + 525 bps) due 01/27/23†††,1,6		6,583,500	6,496,149
Lytx, Inc.
7.99% (1 Month USD LIBOR + 675 bps) due 08/31/23[6]		6,536,842	6,375,237
Palermo Finance Corp.
5.80% (3 Month USD LIBOR + 450 bps) due 04/17/23†††,1,6		6,433,875	6,374,732
LANDesk Group, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 01/20/24[6]		6,445,370	6,273,472
AVSC Holding Corp.
4.79% ((1 Month USD LIBOR + 350 bps) and (3 Month USD LIBOR + 350 bps)) due 04/29/24[6,20]		5,500,000	5,520,625
Kronos, Inc.
4.81% (3 Month USD LIBOR + 350 bps) due 11/01/23[6]		4,466,306	4,489,844
Peak 10 Holding Corp.
4.81% (3 Month USD LIBOR + 350 bps) due 08/01/24[6]		4,400,000	4,400,000
Masergy Holdings, Inc.
5.08% (3 Month USD LIBOR + 375 bps) due 12/15/23[6]		4,268,496	4,282,710
Internet Brands, Inc.
4.82% (3 Month USD LIBOR + 350 bps) due 09/13/24[6]		3,386,788	3,364,198
Ipreo Holdings
4.33% (3 Month USD LIBOR + 300 bps) due 08/06/21[6]		3,206,543	3,185,155
Infor (US), Inc.
3.75% (3 Month EURIBOR + 275 bps) due 02/01/22[6,18]	EUR	2,189,000	2,597,410
Viewpoint, Inc.
5.70% (3 Month USD LIBOR + 425 bps) due 07/19/24[6]		2,100,000	2,102,625
Ascend Learning LLC
4.49% (1 Month USD LIBOR + 325 bps) due 07/12/24[6]		2,000,000	2,008,000
Verisure Cayman 2
3.00% (3 Month EURIBOR + 300 bps) due 10/21/22[6,18]	EUR	1,400,000	1,656,272
Compucom Systems, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 05/11/20[6]		1,865,732	1,624,363
MRI Software LLC
7.33% (3 Month USD LIBOR + 600 bps) due 06/30/23†††,1,6		810,469	806,416

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

7.00% (3 Month USD + 600 bps) due 06/30/23		$737,500	$730,125
7.32% (3 Month USD LIBOR + 600 bps) due 06/30/23[6]		62,500	62,500
Oberthur Technologies of America Corp.
5.08% (3 Month USD LIBOR + 375 bps) due 01/10/24[6]		1,650,104	1,598,538
CPI Acquisition, Inc.
5.96% (3 Month USD LIBOR + 450 bps) due 08/17/22[6]		2,197,372	1,552,817
Ministry Brands LLC
6.24% (1 Month LIBOR + 500 bps) due 12/02/22[6]		1,548,013	1,532,534
GlobalLogic Holdings, Inc.
5.83% (3 Month USD LIBOR + 450 bps) due 06/20/22[6]		1,232,397	1,235,478
Miami Escrow Borrower LLC
3.00% (1 Month EURIBOR + 300 bps) due 06/21/24[6,18]	EUR	1,000,000	1,188,642
Aspect Software, Inc.
11.24% (1 Month USD LIBOR + 1000 bps) due 05/25/20[2,6]		1,038,815	1,021,935
Mirion Technologies
6.08% (3 Month USD LIBOR + 475 bps) due 03/31/22[6]		659,561	657,912
Oberthur Technologies Group SAS
3.75% (3 Month EURIBOR + 375 bps) due 01/10/24[6,18]	EUR	550,000	637,691
Quorum Business Solutions
6.06% (3 Month USD LIBOR + 475 bps) due 08/06/21[6]		624,586	605,849
Total Technology			158,047,015

Consumer, Non-cyclical - 2.3%
IHC Holding Corp.
8.08% (3 Month LIBOR + 675 bps) due 04/30/21†††,1,6		7,137,327	7,073,364
8.07% (3 Month USD LIBOR + 675 bps) due 04/30/21†††,1,6		1,397,626	1,385,101
Affordable Care Holdings Corp.
5.99% (1 Month USD LIBOR + 475 bps) due 10/24/22[6]		7,123,125	7,140,932
Lineage Logistics LLC
4.74% (1 Month USD LIBOR + 350 bps) due 04/07/21[6]		6,317,317	6,323,255
Authentic Brands
4.50% (3 Month USD LIBOR + 350 bps) due 09/27/24[6]		5,900,000	5,914,750
One Call Medical, Inc.
5.32% (3 Month USD LIBOR + 400 bps) due 11/27/20[6]		6,009,120	5,648,573
Immucor, Inc.
6.24% (1 Month USD LIBOR + 500 bps) due 06/15/21[6]		5,536,125	5,612,247
Endo Luxembourg Finance Co.
5.50% (1 Month USD LIBOR + 425 bps) due 04/29/24[6]		5,436,375	5,483,943
CareCore National LLC
5.24% (1 Month USD LIBOR + 400 bps) due 03/05/21[6]		5,047,151	5,097,622

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Springs Industries, Inc.
7.74% (1 Month USD LIBOR + 650 bps) due 06/01/21†††,1,6		$5,036,250	$5,036,250
American Seafoods Group LLC / American Seafoods Finance, Inc.
4.56% ((1 Month USD LIBOR + 325 bps) and (3 Month USD LIBOR + 325 bps)) due 08/21/23[6,20]		4,450,000	4,455,563
American Tire Distributors, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 09/01/21[6]		4,401,753	4,440,269
AI Aqua Zip Bidco Pty Ltd.
4.74% (1 Month USD LIBOR + 350 bps) due 12/13/23[6]		4,364,247	4,378,267
Grocery Outlet, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 10/21/21[6]		4,339,522	4,323,249
Project Ruby Ultimate Parent Corp.
4.99% (1 Month USD LIBOR + 375 bps) due 02/09/24[6]		4,275,570	4,296,947
Arctic Glacier Group Holdings, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 03/20/24[6]		4,179,000	4,199,895
Chobani LLC
5.49% (1 Month USD LIBOR + 425 bps) due 10/10/23[6]		3,845,253	3,877,284
4.50% (3 Month USD LIBOR + 350 bps) due 10/07/23[6]		200,000	201,666
IVC Acquisition Midco Ltd.
4.99% (6 Month USD LIBOR + 450 bps) due 01/26/24[6]	GBP	2,925,000	3,918,915
Surgery Center Holdings, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 09/02/24[6]		3,950,000	3,915,438
DJO Finance LLC
4.49% (1 Month USD LIBOR + 325 bps) due 06/08/20[6]		3,696,536	3,690,363
SHO Holding I Corp.
6.24% (1 Month USD LIBOR + 500 bps) due 10/27/22[6]		3,364,318	3,305,443
Diamond (BC) B.V.
3.25% (3 Month EURIBOR + 325 bps) due 09/06/24[6,18]	EUR	2,700,000	3,183,134
Packaging Coordinators Midco, Inc.
5.34% (3 Month USD LIBOR + 400 bps) due 06/30/23[6]		3,160,000	3,152,100
Smart & Final Stores LLC
4.83% (3 Month USD LIBOR + 350 bps) due 11/15/22[6]		3,200,000	3,076,992
Avantor, Inc.
5.00% (3 Month USD LIBOR + 400 bps) due 09/20/24[6]		2,400,000	2,406,504
4.25% (3 Month USD EURIBOR + 425 bps) due 09/20/24[6,18]	EUR	500,000	591,685
Chef’s Warehouse Parent LLC
5.99% (1 Month USD LIBOR + 475 bps) due 06/22/22[6]		2,584,997	2,614,078

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Reddy Ice Holdings, Inc.
10.81% (3 Month USD LIBOR + 950 bps) due 11/01/19[6]		$1,125,000	$1,054,688
6.88% ((Commercial Prime Lending Rate + 450 bps) and (3 Month USD LIBOR + 550 bps)) due 05/01/19[6,20]		1,050,979	1,032,061
CTI Foods Holding Co. LLC
4.74% (1 Month USD LIBOR + 350 bps) due 06/29/20[6]		1,250,000	1,125,000
8.49% (1 Month USD LIBOR + 725 bps) due 06/28/21[6]		1,035,000	829,294
Nellson Nutraceutical (US)
6.33% (3 Month USD LIBOR + 500 bps) due 12/23/21[6]		1,802,708	1,789,188
BCPE Eagle Buyer LLC
5.49% (1 Month USD LIBOR + 425 bps) due 03/18/24[6]		1,691,500	1,678,814
Valeo Foods Group Ltd.
3.75% (3 Month EURIBOR + 375 bps) due 08/19/24[6,18]	EUR	1,225,000	1,446,922
Certara, Inc.
5.32% (3 Month USD LIBOR + 400 bps) due 08/15/24[6]		1,350,000	1,360,125
ADMI Corp.
5.07% (3 Month USD LIBOR + 375 bps) due 04/29/22[6]		1,290,102	1,301,390
Give and Go Prepared Foods Corp.
5.56% (3 Month USD LIBOR + 425 bps) due 07/29/23[6]		1,280,000	1,296,000
CPI Holdco LLC
5.34% (3 Month LIBOR + 400 bps) due 03/21/24[6]		1,193,483	1,202,434
Refresco Group N.V.
2.75% (3 Month USD LIBOR + 275 bps) due 09/26/24[6,19]	EUR	1,000,000	1,192,530
Nellson Nutraceutical (CAD)
6.34% (3 Month LIBOR + 500 bps) due 12/23/21[6]		1,119,692	1,111,295
Alegeus Technologies LLC
6.33% (3 Month USD LIBOR + 500 bps) due 04/28/23†††,1,6		997,500	988,235
NES Global Talent
6.81% (3 Month USD LIBOR + 550 bps) due 10/03/19[6]		1,005,879	905,291
Amplify Snack Brands, Inc.
6.74% (1 Month USD LIBOR + 550 bps) due 09/02/23[6]		748,111	739,380
Global Healthcare Exchange LLC
4.58% (3 Month USD LIBOR + 325 bps) due 06/28/24[6]		698,250	700,436
NewCo Sab BidCo S.A.S.
3.00% (3 Month USD EURIBOR + 300 bps) due 04/22/24[6,18]	EUR	550,000	647,331
Pelican Products, Inc.
5.58% (3 Month USD LIBOR + 425 bps) due 04/10/20[6]		497,423	498,666
Alpha BidCo SAS
3.50% (3 Month EURIBOR + 350 bps) due 01/30/23[6,18]	EUR	279,950	333,233

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Cheese Bidco B.V.
3.50% (3 Month EURIBOR + 350 bps) due 01/30/23[6,18]	EUR	120,050	$142,900
Rite Aid Corp.
5.99% (1 Month USD LIBOR + 475 bps) due 08/21/20[6]		$100,000	100,667
Targus Group International, Inc.
due 05/24/16†††,1,2,9		152,876	—
Total Consumer, Non-cyclical			136,219,709

Industrial - 2.3%
DAE Aviation
4.99% (1 Month USD LIBOR + 375 bps) due 07/07/22[6]		14,217,116	14,317,772
Optiv, Inc.
4.56% (3 Month USD LIBOR + 325 bps) due 02/01/24[6]		7,788,364	7,301,590
Hayward Industries, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 08/05/24[6]		4,150,000	4,174,195
9.49% (1 Month USD LIBOR + 825 bps) due 08/04/25[6]		2,600,000	2,574,000
Arctic Long Carriers
5.74% (1 Month USD LIBOR + 450 bps) due 05/18/23[6]		5,386,500	5,423,559
ProAmpac PG Borrower LLC
5.28% ((1 Month USD LIBOR + 400 bps) and (3 Month USD LIBOR + 800 bps)) due 11/20/23[6,20]		5,375,868	5,419,574
Kuehg Corp. - Kindercare
5.08% (3 Month LIBOR + 375 bps) due 08/12/22[6]		5,419,731	5,396,047
Advanced Integration Technology LP
5.99% (1 Month USD LIBOR + 475 bps) due 04/03/23[6]		5,268,525	5,242,182
Engineered Machinery Holdings, Inc.
4.56% (2 Month USD LIBOR + 325 bps) due 07/19/24[6]		4,513,274	4,513,274
4.58% (Prime Rate + 225 bps) due 07/19/24[6]		390,614	390,614
Diversitech Holdings, Inc.
4.84% (3 Month USD LIBOR + 350 bps) due 06/03/24[6]		3,740,625	3,748,406
8.84% (1 Month USD LIBOR + 750 bps) due 06/02/25[6]		1,000,000	1,007,500
VC GB Holdings, Inc.
4.99% (1 Month USD LIBOR + 375 bps) due 02/28/24[6]		4,652,093	4,692,798
BWAY Holding Co.
4.48% (1 Month USD LIBOR + 325 bps) due 04/03/24[6]		4,663,313	4,674,131
Pro Mach Group, Inc.
4.99% ((Commercial Prime Lending Rate + 275 bps) and (1 Month USD LIBOR + 375 bps)) due 10/22/21[6,20]		4,219,097	4,236,691
Tronair Parent, Inc.
6.06% (3 Month USD LIBOR + 475 bps) due 09/08/23[6]		3,958,328	3,918,745
SI Organization
6.08% (3 Month USD LIBOR + 475 bps) due 11/22/19[6]		3,660,618	3,692,648

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Pregis Holding I Corp.
4.83% (3 Month USD LIBOR + 350 bps) due 05/20/21[6]		$3,688,118	$3,678,898
CHI Overhead Doors, Inc.
4.58% (3 Month USD LIBOR + 325 bps) due 07/29/22[6]		3,529,382	3,516,147
Resource Label Group LLC
5.83% (3 Month USD LIBOR + 450 bps) due 05/26/23[6]		1,982,879	1,975,443
9.83% (3 Month USD LIBOR + 850 bps) due 11/26/23[6]		1,500,000	1,494,375
CPG International LLC
5.08% (3 Month USD LIBOR + 375 bps) due 05/05/24[6]		2,811,124	2,828,694
Hardware Holdings LLC
7.83% (3 Month USD LIBOR + 650 bps) due 03/30/20[6]		2,913,750	2,826,338
Bioplan USA, Inc.
5.99% (1 Month USD LIBOR + 475 bps) due 09/23/21[6]		2,750,121	2,727,790
Hanjin International Corp.
2.50% (3 Month USD LIBOR + 250 bps) due 09/20/20[6]		2,600,000	2,600,000
ICSH Parent, Inc.
5.32% (3 Month USD LIBOR + 400 bps) due 04/29/24[6]		2,546,224	2,558,954
Shilton Bidco Ltd.
3.25% (3 Month EURIBOR + 325 bps) due 07/12/24[6,18]	EUR	2,150,000	2,548,491
Corialis Group Ltd.
3.75% (3 Month EURIBOR + 375 bps) due 03/11/24[6,18]	EUR	2,000,000	2,380,853
CPM Holdings, Inc.
5.49% (3 Month USD LIBOR + 425 bps) due 04/11/22[6]		2,265,754	2,286,531
Capstone Logistics
5.74% (1 Month USD LIBOR + 450 bps) due 10/07/21[6]		2,154,557	2,133,011
Dimora Brands, Inc.
5.24% (3 Month USD LIBOR + 400 bps) due 08/24/24[6]		2,000,000	2,005,000
Thermasys Corp.
5.31% (3 Month USD LIBOR + 400 bps) due 05/03/19[6]		2,169,000	1,995,480
Pexco LLC
4.81% (3 Month USD LIBOR + 350 bps) due 05/08/24[6]		1,895,250	1,890,512
Survitec
5.23% (6 Month USD LIBOR + 475 bps) due 03/12/22[6]	GBP	1,125,000	1,463,006
4.25% (6 Month EURIBOR + 425 bps) due 03/12/22[6,18]	EUR	300,000	339,499
Hillman Group, Inc.
4.84% (3 Month USD LIBOR + 350 bps) due 06/30/21[6]		1,758,733	1,763,130
Zodiac Pool Solutions LLC
5.33% (3 Month USD LIBOR + 400 bps) due 12/20/23[6]		1,743,326	1,760,760
Consolidated Container Co. LLC
4.74% (1 Month USD LIBOR + 350 bps) due 05/22/24[6]		1,650,000	1,658,943

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Imagine Print Solutions LLC
6.09% (3 Month USD LIBOR + 475 bps) due 06/21/22[6]		$1,641,750	$1,641,750
National Technical Systems
7.49% (1 Month USD LIBOR + 625 bps) due 06/12/21†††,1,6		1,569,444	1,530,208
Douglas Dynamics, LLC.
4.24% (1 Month USD LIBOR + 300 bps) due 12/31/21[6]		1,518,556	1,521,411
ACA Compliance Group Holdings LLC
5.99% (1 Month USD LIBOR + 475 bps) due 01/29/21[6]		1,496,250	1,490,639
Endries Acquisition Holdings, Inc.
5.98% (1 Month USD LIBOR + 475 bps) due 06/01/23†††,1,6		1,250,000	1,238,185
Swissport Investments S.A.
3.75% (3 Month EURIBOR + 375 bps) due 02/08/22[6,18]	EUR	972,222	1,157,325
American Bath Group LLC
6.58% (3 Month USD LIBOR + 525 bps) due 09/30/23[6]		943,481	945,839
Klockner Pentaplast of America, Inc.
4.75% (3 Month EURIBOR + 475 bps) due 06/30/22[6,18]	EUR	700,000	815,644
Recess Holdings, Inc.
4.75% (6 Month USD LIBOR + 375 bps) due 09/30/24[6]		704,762	708,286
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 400 bps) due 03/29/24[6,18]	EUR	450,000	526,534
Ceva Group Plc (United Kingdom)
5.75% (3 Month USD EURIBOR + 475 bps) due 03/19/19[6,18]	EUR	280,000	319,348
6.00% (1 Month USD LIBOR + 500 bps) due 03/19/19[6]		160,000	150,423
Doncasters Group Ltd.
9.58% (3 Month USD LIBOR + 825 bps) due 10/09/20[6]		456,207	425,641
Tank Holdings Corp.
5.55% (3 Month USD LIBOR + 425 bps) due 03/16/22[6]		418,478	420,048
NVA Holdings, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 08/14/21[6]		380,000	382,493
Wencor Group
4.74% (1 Month USD LIBOR + 350 bps) due 06/19/19†††,1,6		53,846	51,677
NANA Development Corp.
8.08% (Commercial Prime Lending Rate + 675 bps) due 03/15/18[6]		39,321	38,534
Total Industrial			140,519,566

Consumer, Cyclical - 2.2%
Petco Animal Supplies, Inc.
4.31% (3 Month USD LIBOR + 300 bps) due 01/26/23[6]		15,243,184	12,543,922

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Mavis Tire
6.49% (1 Month LIBOR + 525 bps) due 11/02/20†††,1,6		$9,188,500	$9,108,632
Cyan Blue Holdco 3 Ltd.
4.59% (3 Month USD LIBOR + 425 bps) due 08/25/24[6]	GBP	3,700,000	4,983,286
4.83% (3 Month USD LIBOR + 350 bps) due 08/25/24[6]		2,842,875	2,850,863
Navistar Inc.
5.24% (1 Month USD LIBOR + 400 bps) due 08/07/20[6]		6,983,212	7,015,195
USIC Holding, Inc.
5.00% (3 Month LIBOR + 350 bps) due 12/08/23[6]		6,776,302	6,815,808
Sears Holdings Corp.
5.74% (1 Month USD LIBOR + 450 bps) due 06/30/18[6]		6,569,701	6,479,368
Accuride Corp.
8.33% (3 Month USD LIBOR + 700 bps) due 11/17/23[6]		5,875,342	5,934,096
Advantage Sales & Marketing LLC
4.49% (1 Month USD LIBOR + 325 bps due 07/23/21[6]		6,310,733	5,930,133
Acosta, Inc.
4.49% ((1 Month USD LIBOR + 325 bps)) and (3 Month USD LIBOR + 325 bps)) due 09/26/21[6,20]		2,453,216	2,164,203
4.43% (3 Month LIBOR + 325 bps) due 09/26/19†††,1,6		1,866,667	1,767,777
4.48% (1 Month USD LIBOR + 325 bps) due 09/26/19†††,6		1,200,000	1,136,428
Gates Global LLC
3.50% (3 Month EURIBOR + 350 bps) due 04/01/24[6,18]	EUR	3,731,250	4,434,194
4.58% (3 Month USD LIBOR + 325 bps) due 04/01/24[6]		472,625	474,397
Belk, Inc.
6.05% (3 Month USD LIBOR + 475 bps) due 12/12/22[6]		5,811,646	4,860,628
At Home Holding III Corp.
4.81% (3 Month USD LIBOR + 350 bps) due 06/03/22[6]		4,887,500	4,838,625
Leslie’s Poolmart, Inc.
5.06% (3 Month USD LIBOR + 375 bps) due 08/16/23[6]		4,789,034	4,787,309
Fitness International LLC
7.50% (Commercial Prime Lending Rate + 325 bps) due 07/01/20[6]		4,546,416	4,567,511
Truck Hero, Inc.
5.33% (3 Month USD LIBOR + 400 bps) due 04/22/24[6]		4,389,000	4,381,670
Amaya Holdings B.V.
4.83% (3 Month USD LIBOR + 350 bps) due 08/01/21[6]		4,308,879	4,319,651
BBB Industries, LLC
5.74% (1 Month USD LIBOR + 450 bps) due 11/03/21[6]		3,827,703	3,865,980
Blue Nile, Inc.
7.83% (3 Month USD LIBOR + 650 bps) due 02/17/23[6]		3,456,250	3,438,969

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Neiman Marcus Group, Inc.
4.48% (1 Month USD LIBOR + 325 bps) due 10/25/20[6]		$4,624,525	$3,434,172
Men’s Wearhouse
4.77% (3 Month USD LIBOR + 350 bps) due 06/18/21[6]		3,120,560	3,037,678
Checkers Drive-In Restaurants, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 04/25/24[6]		2,842,875	2,839,321
Dealer Tire LLC
5.13% (3 Month USD LIBOR + 375 bps) due 12/22/21[6]		1,945,350	1,961,166
Floor And Decor Outlets of America, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 09/30/23[6]		1,949,821	1,954,696
Peer Holding BV
3.25% (3 Month EURIBOR + 325 bps) due 02/25/22[6,18]	EUR	1,600,000	1,908,559
Packers Holdings
4.73% (3 Month USD LIBOR + 350 bps) due 12/02/21[6]		1,895,134	1,904,610
Med Finance Merger Sub LLC
7.49% (1 Month USD LIBOR + 625 bps) due 08/16/21[6]		1,568,643	1,574,604
GVC Holdings plc
3.25% (1 Month EURIBOR + 325 bps) due 03/02/23[6,18]	EUR	1,300,000	1,543,191
International Car Wash Group Ltd.
4.50% (3 Month USD LIBOR + 350 bps) due 10/03/24[6]		1,400,000	1,405,250
Richmond UK Bidco Ltd.
4.50% (1 Month USD LIBOR + 425 bps) due 03/03/24[6]	GBP	800,000	1,071,840
K & N Parent, Inc.
5.99% (1 Month USD LIBOR + 475 bps) due 10/20/23[6]		992,500	990,019
Intrawest Resorts Holdings, Inc.
4.25% (3 Month USD LIBOR + 325 bps) due 07/31/24[6]		800,000	803,504
National Vision, Inc.
6.99% (1 Month USD LIBOR + 575 bps) due 03/11/22[6]		650,000	630,500
BJ’s Wholesale Club, Inc.
4.98% (1 Month USD LIBOR + 375 bps) due 02/03/24[6]		477,803	457,324
Total Consumer, Cyclical			132,215,079

Financial - 1.2%
Misys Ltd.
4.82% (3 Month USD LIBOR + 350 bps) due 06/13/24[6]		35,200,000	35,344,671
4.25% (3 Month EURIBOR + 325 bps) due 06/13/24[6,18]	EUR	3,500,000	4,179,276
National Financial Partners Corp.
4.74% (3 Month USD LIBOR + 350 bps) due 01/08/24[6]		9,540,500	9,600,128
Americold Realty Operating Partnership, LP
4.99% (1 Month USD LIBOR + 375 bps) due 12/01/22[6]		8,673,406	8,760,140
Acrisure LLC
6.27% (2 Month USD LIBOR + 500 bps) due 11/22/23[6]		6,069,500	6,135,233

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

York Risk Services
4.99% (1 Month USD LIBOR + 375 bps) due 10/01/21[6]		$3,010,162	$2,954,474
Jane Street Group LLC
5.74% (1 Month USD LIBOR + 450 bps) due 08/25/22[6]		1,800,000	1,814,634
American Stock Transfer & Trust
5.84% (3 Month USD LIBOR + 450 bps) due 06/26/20[6]		1,545,491	1,549,355
Integro Parent, Inc.
7.06% (3 Month USD LIBOR + 575 bps) due 10/28/22[6]		760,955	757,150
Total Financial			71,095,061

Communications - 1.1%
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23[6]		27,770,052	25,543,449
Dominion Web Solutions LLC
7.48% (1 Month USD LIBOR + 625 bps) due 06/15/24†††,1,6		7,538,462	7,413,113
Mcgraw-Hill Global Education Holdings LLC
5.24% (1 Month USD LIBOR + 400 bps) due 05/04/22[6]		6,288,804	6,168,625
SFR Group SA
4.56% (3 Month USD LIBOR + 325 bps) due 01/14/25[6]		4,219,122	4,230,261
Market Track LLC
5.58% ((3 Month USD LIBOR + 425 bps) and (Commercial Prime Lending Rate + 325 bps)) due 06/05/24[6,20]		4,239,375	4,218,178
Anaren, Inc.
5.83% (3 Month USD LIBOR + 450 bps) due 02/18/21[6]		1,852,464	1,861,726
9.58% (3 Month USD LIBOR + 825 bps) due 08/18/21[6]		1,500,000	1,485,000
Proquest LLC
4.99% (1 Month USD LIBOR + 375 bps) due 10/24/21[6]		2,983,129	3,011,708
Ziggo Secured Finance BV
3.00% (6 Month EURIBOR + 300 bps) due 04/15/25[6,18]	EUR	2,250,000	2,673,381
Neustar, Inc.
5.06% (3 Month USD LIBOR + 375 bps) due 08/08/24[6]		2,500,000	2,517,700
Ring Container Technologies Group LLC
3.25% (3 Month USD LIBOR + 325 bps) due 09/28/23[6]	EUR	1,600,000	1,912,313
GTT Communications, Inc.
4.50% (1 Month USD LIBOR + 325 bps) due 01/09/24[6]		1,639,371	1,645,518
Virgin Media SFA Finance Ltd.
3.75% (1 Month USD LIBOR + 350 bps) due 01/31/26[6]	GBP	750,000	1,007,865

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Liberty Cablevision of Puerto Rico LLC
4.80% (3 Month USD LIBOR + 350 bps) due 01/07/22[6]		$1,030,000	$957,900
TVC Albany, Inc.
5.00% (3 Month LIBOR + 400 bps) due 09/02/24[6]		750,000	750,000
Total Communications			65,396,737

Utilities - 0.6%
Invenergy Thermal Operating I, LLC
6.83% (3 Month USD LIBOR + 550 bps) due 10/19/22[6]		11,335,716	10,768,931
Viva Alamo LLC
5.57% (3 Month USD LIBOR + 425 bps) due 02/22/21[6]		6,124,645	5,818,413
Techem GmbH
3.00% (3 Month USD EURIBOR + 300 bps) due 07/28/24[6,18]	EUR	3,700,000	4,394,346
MRP Generation Holding
8.33% (3 Month USD LIBOR + 700 bps) due 10/18/22[6]		3,465,000	3,239,775
Terraform AP Acquisition Holdings LLC
5.58% (3 Month USD LIBOR + 425 bps) due 06/27/22[6]		2,687,208	2,734,234
Exgen Texas Power LLC
6.08% (3 Month LIBOR + 475 bps) due 09/18/21[6]		3,765,977	2,334,905
Osmose Utility Services, Inc.
5.08% (3 Month USD LIBOR + 375 bps) due 08/22/22[6]		1,302,995	1,311,139
Bhi Investments LLC
5.83% (3 Month USD LIBOR + 450 bps) due 08/28/24[6]		1,225,000	1,212,750
Panda Power
7.83% (3 Month USD LIBOR + 650 bps) due 08/21/20[6]		1,308,438	1,157,156
Panda Temple II Power
7.33% (3 Month USD LIBOR + 600 bps) due 04/03/19[6]		1,084,972	987,325
Panda Hummel
7.24% (1 Month USD LIBOR + 600 bps) due 10/27/22[6]		860,000	786,900
Stonewall
6.83% (3 Month USD LIBOR + 550 bps) due 11/15/21[6]		500,000	470,000
Panda Hummel Station
7.24% (1 Month USD LIBOR + 600 bps) due 10/27/22[6]		140,000	128,100
Total Utilities			35,343,974

Basic Materials - 0.5%
A-Gas Ltd.
6.06% (3 Month USD LIBOR + 475 bps) due 08/11/24†††,1,6		6,587,833	6,458,703
PQ Corp.
4.56% (3 Month USD LIBOR + 325 bps) due 11/04/22[6]		3,708,196	3,739,975
Platform Specialty Products
4.25% (1 Month EURIBOR + 325 bps) due 06/07/20[6,18]	EUR	1,953,502	2,311,348
4.74% (1 Month USD LIBOR + 350 bps) due 06/07/20[6]		823,968	826,028

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Arch Coal, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 03/07/24[6]		$2,861,560	$2,869,601
Dubois Chemicals, Inc.
4.99% (1 Month USD LIBOR + 375 bps) due 03/15/24[6]		2,787,000	2,790,484
Hoffmaster Group, Inc.
5.83% (3 Month USD LIBOR + 450 bps) due 11/21/23[6]		2,431,625	2,446,823
EP Minerals LLC
5.82% (3 Month USD LIBOR + 450 bps) due 08/20/20[6]		1,798,792	1,798,792
Big River Steel LLC
6.33% (3 Month USD LIBOR + 500 bps) due 08/23/23[6]		1,700,000	1,717,000
ASP Chromaflo Dutch I B.V.
5.24% (1 Month USD LIBOR + 400 bps) due 11/20/23[6]		1,683,115	1,689,426
ASP Chromaflo Intermediate Holdings, Inc.
5.24% (1 Month USD LIBOR + 400 bps) due 11/20/23[6]		1,294,385	1,299,239
Caldic BV
3.25% (1 Month EURIBOR + 325 bps) due 07/18/24[6,18]	EUR	1,000,000	1,188,689
Ferro Corp.
2.75% (3 Month EURIBOR + 275 bps) due 02/14/24[6,18]	EUR	597,000	709,746
Nexeo Solutions LLC
5.07% (3 Month USD LIBOR + 375 bps) due 06/09/23[6]		297,750	299,486
Total Basic Materials			30,145,340

Energy - 0.3%
Moss Creek Resources LLC
9.50% (1 Month USD LIBOR + 800 bps) due 04/07/22†††,1,6		9,722,222	9,600,695
Cactus Wellhead
7.32% (3 Month USD LIBOR + 600 bps) due 07/31/20[6]		3,776,890	3,663,583
Summit Midstream Partners, LP
7.24% (1 Month USD LIBOR + 600 bps) due 05/13/22[6]		2,194,500	2,221,931
Gavilan Resources LLC
7.23% (1 Month USD LIBOR + 600 bps) due 03/01/24[6]		2,050,000	1,978,250
PSS Companies
5.83% (3 Month USD LIBOR + 450 bps) due 01/28/20[6]		845,894	740,157
Total Energy			18,204,616
Total Senior Floating Rate Interests
(Cost $791,141,793)			787,187,097

CORPORATE BONDS†† - 11.8%
Financial - 7.9%
JPMorgan Chase & Co.
6.10%[10,17]		40,250,000	44,425,534
6.00%[10,17]		16,685,000	18,144,938
6.13%[10,17]		12,950,000	14,261,188
Wells Fargo & Co.
5.90%[10,17]		35,822,000	39,001,203
5.88%[10,17]		29,550,000	32,889,150
Citigroup, Inc.
6.25%[10,17]		36,020,000	40,522,499
5.95%[10,17]		16,169,000	17,401,886

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

5.95%[10,17]	$9,115,000	$9,855,594
5.90%[10,17]	3,300,000	3,555,750
Bank of America Corp.
6.10%[10,17]	35,313,000	38,932,583
6.30%[10,17]	27,644,000	31,237,720
Goldman Sachs Group, Inc.
5.30%[10,17]	27,880,000	29,936,150
American Equity Investment Life Holding Co.
5.00% due 06/15/27	28,750,000	29,795,730
MetLife, Inc.
9.25% due 04/08/38[7]	7,800,000	11,583,000
10.75% due 08/01/39	4,849,000	8,109,953
KeyCorp
5.00% (3 Month USD LIBOR + 361 bps) [6,10]	16,750,000	17,336,250
Bank of New York Mellon Corp.
4.63% (3 Month USD LIBOR + 313 bps) [6,10]	15,495,000	15,807,999
Atlas Mara Ltd.
8.00% due 12/31/20†††,1	14,400,000	12,024,000
Voya Financial, Inc.
5.65% due 05/15/53[17]	10,960,000	11,639,520
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[7]	11,150,000	11,177,875
Greystar Real Estate Partners LLC
8.25% due 12/01/22[7]	7,601,000	8,114,068
Hospitality Properties Trust
5.25% due 02/15/26	6,350,000	6,809,957
Customers Bank
6.13% (3 Month USD LIBOR + 344 bps) due 06/26/29[6,8]	4,500,000	4,601,250
QBE Insurance Group Ltd.
7.50% (USD 10 Year Swap Rate + 603 bps) due 11/24/43[6,7]	3,800,000	4,393,750
Citizens Financial Group, Inc.
5.50% (3 Month USD LIBOR + 396 bps) [6,10]	4,000,000	4,170,000
FBM Finance, Inc.
8.25% due 08/15/21[7]	3,350,000	3,584,500
M&T Bank Corp.
5.13% (3 Month USD LIBOR + 352 bps) [6,10]	2,600,000	2,747,875
Univest Corporation of Pennsylvania
5.10% (3 Month USD LIBOR + 354 bps) due 03/30/25[6]	2,500,000	2,575,000
NewStar Financial, Inc.
7.25% due 05/01/20	2,486,000	2,560,580
Northern Trust Corp.
4.60% (3 Month USD LIBOR + 320 bps) [6,10]	1,300,000	1,332,500
US Bancorp
5.30%[10,17]	1,200,000	1,308,000
Total Financial		479,836,002

Basic Materials - 0.9%
BHP Billiton Finance USA Ltd.
6.75% (USD 5 Year Swap Rate + 509 bps) due 10/19/75[6,7]	25,300,000	29,790,750
Yamana Gold, Inc.
4.95% due 07/15/24	17,499,000	17,936,475
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[7]	4,950,000	5,251,950
GCP Applied Technologies, Inc.
9.50% due 02/01/23[7]	1,300,000	1,469,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Mirabela Nickel Ltd.
2.37% due 06/24/19		$1,885,418	$169,688
New Day Aluminum
10.00% due 10/28/20†††,1,11		48,839	48,839
Total Basic Materials			54,666,702

Energy - 0.9%
Hess Corp.
5.60% due 02/15/41		12,348,000	12,372,257
7.30% due 08/15/31		7,791,000	9,115,739
4.30% due 04/01/27		2,650,000	2,626,647
6.00% due 01/15/40		1,750,000	1,811,812
Sunoco Logistics Partners Operations, LP
4.00% due 10/01/27		18,800,000	18,729,396
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
9.25% due 05/18/20†††,12		5,037,000	4,778,022
Unit Corp.
6.63% due 05/15/21		1,850,000	1,854,625
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[7]		1,300,000	1,347,125
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[8,12]		7,557,400	755,740
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21		325,000	335,563
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25		300,000	310,500
Total Energy			54,037,426

Industrial - 0.7%
Encore Capital Group, Inc.
5.62% due 08/11/24†††		39,600,000	39,452,959
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[7]		3,425,000	3,793,188
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,1,8		1,648,127	1,651,136
Ardagh Packaging Finance PLC
6.75% due 05/15/24	EUR	750,000	988,287
Total Industrial			45,885,570

Consumer, Cyclical - 0.6%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21		10,955,000	10,626,350
6.75% due 06/15/23		6,500,000	6,272,500
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22		12,253,000	11,885,410
Carrols Restaurant Group, Inc.
8.00% due 05/01/22		4,499,000	4,780,188
Nathan’s Famous, Inc.
10.00% due 03/15/20[7]		4,355,000	4,550,975
Total Consumer, Cyclical			38,115,423

Communications - 0.4%
Discovery Communications LLC
3.95% due 03/20/28		14,600,000	14,495,369
SFR Group S.A.
7.38% due 05/01/26[7]		4,600,000	4,968,000
Cengage Learning, Inc.
9.50% due 06/15/24[7]		3,325,000	2,892,750
EIG Investors Corp.
10.88% due 02/01/24		1,600,000	1,760,000

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

MDC Partners, Inc.
6.50% due 05/01/24[7]		$1,350,000	$1,360,125
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[7]		850,000	838,313
Total Communications			26,314,557

Consumer, Non-cyclical - 0.1%
Offutt AFB America First Community LLC
5.46% due 09/01/50[7]		5,735,445	6,061,907
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22		2,100,000	2,178,750
Beverages & More, Inc.
11.50% due 06/15/22[7]		1,600,000	1,500,000
Total Consumer, Non-cyclical			9,740,657

Diversified Payment Rights - 0.1%
CIC Receivables Master Trust
4.89% due 10/07/21†††		5,171,443	5,314,365

Mortgage Securities - 0.1%
Station Place Securitization Trust
3.49% (1 Month USD LIBOR + 225 bps) due 02/25/49[6,7]		5,000,000	5,000,427

Technology - 0.1%
Micron Technology, Inc.
7.50% due 09/15/23		2,250,000	2,500,313
Epicor Software
9.58% (3 Month USD LIBOR + 825 bps) due 06/21/23†††,1,6		1,850,000	1,807,450
Total Technology			4,307,763
Total Corporate Bonds
(Cost $707,435,349)			723,218,892

FOREIGN GOVERNMENT BONDS†† - 3.9%
United Kingdom (Government Of)
due 10/23/17[3]	GBP	53,000,000	70,999,678
due 10/02/17[3]	GBP	13,000,000	17,417,401
			88,417,079
Hungary (Republic Of)
6.75% due 11/24/17[3,13]	HUF	9,220,200,000	35,303,072
2.50% due 06/22/18[3,13]	HUF	2,363,000,000	9,113,591
4.00% due 04/25/18[3,13]	HUF	2,030,000,000	7,869,306
due 12/20/17[3]	HUF	505,750,000	1,917,843
Total Hungary (Republic Of)			54,203,812
Senegal Government International Bond
6.25% due 05/23/33[7]		23,700,000	24,370,473
Denmark (Kingdom Of)
4.00% due 11/15/17	DKK	142,200,000	22,708,952
Dominican Republic International Bond
6.85% due 01/27/45[7]		18,225,000	20,389,219
Kenya Government International Bond
6.88% due 06/24/24[7]		19,500,000	19,904,430
France (Republic Of)
due 10/11/17[3]	EUR	8,000,000	9,456,518
Total Foreign Government Bonds
(Cost $236,760,952)			239,450,483

MUNICIPAL BONDS†† - 0.0%
Illinois - 0.0%
Chicago Board of Education General Obligation Unlimited
1.75% due 12/15/25		800,000	525,392
Total Municipal Bonds
(Cost $485,189)			525,392

COMMERCIAL PAPER†† - 12.2%
Ei Du Pont De Nemours & Co.
1.37% due 10/24/17[3,7,13]		40,000,000	39,964,989

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

1.36% due 10/10/17[3,13]	$37,275,000	$37,262,327
Total Ei Du Pont De Nemours & Co.		77,227,316
Marriott International, Inc.
1.31% due 10/27/17[3,7,13]	32,000,000	31,967,644
1.36% due 11/01/17[3,13]	20,000,000	19,975,372
Total Marriott International, Inc.		51,943,016
NextEra Energy, Inc.
1.45% due 10/04/17[3,13]	50,000,000	49,993,958
Omnicom Capital, Inc.
1.33% due 11/06/17[3,13]	50,000,000	49,930,000
Amcor Ltd.
1.38% due 11/20/17[3,13]	50,000,000	49,904,167
McKesson Corp.
1.35% due 10/23/17[3,13]	49,000,000	48,959,575
CBS Corp.
1.41% due 11/20/17[3,13]	46,000,000	45,909,917
Mondelez International, Inc.
1.30% due 10/10/17[3,13]	22,000,000	21,992,850
1.36% due 10/20/17[3,13]	20,000,000	19,985,222
Total Mondelez International, Inc.		41,978,072
Ryder System, Inc.
1.39% due 10/24/17[3,13]	40,000,000	39,964,478
Hewlett-Packard Co.
1.52% due 10/24/17[3,13]	25,000,000	24,980,261
1.38% due 10/23/17[3,13]	14,000,000	13,988,193
Total Hewlett-Packard Co.		38,968,454
Waste Management, Inc.
1.33% due 10/17/17[3,13]	30,000,000	29,981,600
Anthem, Inc.
1.37% due 10/03/17[3,7,13]	25,000,000	24,998,097
General Mills, Inc.
1.28% due 10/04/17[3,13]	25,000,000	24,997,333
Reed Elsevier plc
1.29% due 10/04/17[3,13]	25,000,000	24,997,313
Rogers Communications, Inc.
1.45% due 11/01/17[3,13]	25,000,000	24,968,785
Amphenol Corp.
1.40% due 10/11/17[3,13]	22,000,000	21,991,444
Int’l Paper Co.
1.36% due 10/02/17[3,13]	21,500,000	21,499,188
Marriott International Inc.
1.37% due 10/04/17[3,13]	18,000,000	17,997,900
Harley-Davidson Financial Services
1.30% due 10/20/17[3,13]	15,000,000	14,989,708
Bemis Company, Inc.
1.35% due 10/20/17[3,13]	15,000,000	14,989,313
WPP CP Finance plc
1.42% due 10/04/17[3,13]	14,000,000	13,998,343
Nestle Capital Corporation
1.08% due 10/03/17[3,13]	13,200,000	13,199,208
Total Commercial Paper
(Cost $743,382,647)		743,387,185

REPURCHASE AGREEMENTS††,14 - 0.2%
Jefferies & Company, Inc.
issued 09/29/17 at 3.73% due 11/02/17	9,913,000	9,913,000
Barclays
issued 08/11/17 at 0.60% open maturity	864,302	864,302
issued 09/26/17 at 0.80% open maturity	845,000	845,000
issued 09/08/17 at 0.50% open maturity	713,437	713,437
issued 09/27/17 at (0.75)% open maturity	522,750	522,750
issued 08/31/17 at (0.75)% open maturity	486,250	486,250
issued 08/24/17 at 0.70% open maturity	289,500	289,500
issued 03/17/17 at 0.50% open maturity	255,313	255,313

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

issued 07/12/17 at 0.50% open maturity	$210,750	$210,750
issued 09/26/17 at (1.75)% open maturity	47,000	47,000
Total Repurchase Agreements
(Cost $14,147,302)		14,147,302

	Contracts

LISTED OPTIONS PURCHASED† - 0.1%
Put options on:
Eurodollar Futures Expiring December 2019 with strike price of $97.62 (Notional Value $2,873,835,938)	11,775	$5,372,343
Total Put options		5,372,343
Total Listed Options Purchased
(Cost $12,442,948)		5,372,343

OTC OPTIONS PURCHASED†† - 0.0%
Call options on:
Bank of America Merrill Lynch iShares 20+ Year Treasury Bond ETF Expiring October 2017 with strike price of $130.00 (Notional Value $470,170,536)	37,686	$339,174
Total Call options		339,174

Notional

Put options on:
Morgan Stanley EUR / GBP Expiring November 2017 with strike price of $0.86 (Notional Value $200,165,465)	$169,360,000	552,457

	Contracts	Value

Bank of America Merrill Lynch iShares iBoxx High Yield Corporate Bond ETF Expiring October 2017 with strike price of $84.00 (Notional Value $635,761,252)	71,627	250,695
Total Put options		803,152
Total OTC Options Purchased
(Cost $15,690,925)		1,142,326

Total Investments - 102.6%
(Cost $6,237,606,912)		$6,271,729,638

	Face Amount

CORPORATE BONDS SOLD SHORT†† - 0.0%
Monitronics International, Inc.
9.13% due 04/01/20	$50,000	(44,500)
Herc Rentals, Inc.
7.75% due 06/01/24[7]	200,000	(217,000)
Envision Healthcare Corp.
5.13% due 07/01/22[7]	250,000	(259,375)
Staples, Inc.
8.50% due 09/15/25[7]	300,000	(291,750)
AK Steel Corp.
6.38% due 10/15/25	500,000	(493,750)
Tenet Healthcare Corp.
8.13% due 04/01/22	800,000	(814,000)
CHS/Community Health Systems, Inc.
7.13% due 07/15/20	1,000,000	(902,500)
Park-Ohio Industries, Inc.
6.63% due 04/15/27	1,000,000	(1,077,500)
INEOS Group Holdings S.A.
5.63% due 08/01/24[7]	1,100,000	(1,142,625)
Total Corporate Bonds Sold Short
(Cost $5,213,485)		(5,243,000)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Contracts	Value

OTC OPTIONS WRITTEN† - 0.0%
Call options on:
Bank of America Merrill Lynch iShares 20+ Year Treasury Bond ETF Expiring October 2017 with strike price of $133.00 (Notional Value $470,170,536)	37,686	$(131,901)
Total OTC Options Written
(Premiums received $2,713,392)		(131,901)
Other Assets & Liabilities, net - (2.6)%		(158,213,363)
Total Net Assets - 100.0%		$6,108,141,374

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Value	Unrealized Gain (Loss)
OTC Equity Swap Agreements Sold Short††
Morgan Stanley	Macro Opportunities Short Custom Basket Swap[15]	(0.81%)	At Maturity	07/22/19	$173,221,571	$(4,421,736)
OTC Equity Swap Agreements††
Morgan Stanley	Macro Opportunities Long Custom Basket Swap[16]	1.63%	At Maturity	07/22/19	73,753,216	683,160

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Gain

CUSTOM BASKET OF LONG SECURITIES[16]
Intel Corp.	62,220	$207,193
Union Pacific Corp.	17,550	173,152
Discover Financial Services	32,976	171,950
Michael Kors Holdings Ltd.*	11,955	153,383
Sysco Corp.	48,843	152,879
Lam Research Corp.	7,455	150,889
FedEx Corp.	7,722	130,336
Cigna Corp.	11,001	127,090
WW Grainger, Inc.	7,419	114,195
Big Lots, Inc.	21,075	111,487
Robert Half International, Inc.	28,937	99,332
United Rentals, Inc.*	5,927	96,983
United Natural Foods, Inc.*	20,962	96,635
Trinity Industries, Inc.	22,057	88,228
Amgen, Inc.	11,440	81,567
AECOM*	17,590	79,859
Reinsurance Group of America, Inc. — Class A	12,346	76,759
Northern Trust Corp.	20,815	76,203
Ameren Corp.	36,672	62,342
Texas Instruments, Inc.	8,641	60,055
Hawaiian Electric Industries, Inc.	57,359	57,359
Archer-Daniels-Midland Co.	49,029	51,913
Flowers Foods, Inc.	41,617	37,871
Synchrony Financial	24,150	36,708
CNO Financial Group, Inc.	20,568	31,263
Carlisle Companies, Inc.	25,485	14,781
Apple, Inc.	3,057	11,555
CoStar Group, Inc.*	1,302	2,850
Performance Food Group Co.*	12,201	997
Catalent, Inc.*	8,746	532
Wabash National Corp.	45,067	503
PG&E Corp.	28,965	22
Old Republic International Corp.	67,987	—

	Shares	Unrealized Gain (Loss)

GoDaddy, Inc. — Class A*	4,700	(1,026)
Entergy Corp.	20,109	(2,212)
Cloudera, Inc.*	10,016	(6,316)
Anthem, Inc.	10,239	(8,294)
Portola Pharmaceuticals, Inc.*	8,904	(9,919)
Telephone & Data Systems, Inc.	58,222	(18,049)
ManpowerGroup, Inc.	15,385	(18,924)
FirstEnergy Corp.	76,571	(30,628)
AmerisourceBergen Corp. — Class A	10,252	(31,652)
Southwest Airlines Co.	18,194	(60,134)
Jabil, Inc.	34,097	(71,604)
Owens & Minor, Inc.	27,536	(77,376)
Juniper Networks, Inc.	67,998	(88,835)
Motorola Solutions, Inc.	17,627	(89,721)
Corning, Inc.	79,344	(102,332)
Universal Corp.	15,249	(118,942)
JetBlue Airways Corp.*	37,736	(134,971)
UGI Corp.	44,084	(145,036)
Bed Bath & Beyond, Inc.	26,290	(153,751)
MEDNAX, Inc.*	16,459	(163,936)
Alaska Air Group, Inc.	15,892	(194,889)
United Continental Holdings, Inc.*	18,253	(204,434)
DaVita, Inc.*	32,134	(225,902)
Total Custom Basket of Long Securities		$597,988

CUSTOM BASKET OF SHORT SECURITIES[15]
NewMarket Corp.	(5,204)	188,385
NIKE, Inc. — Class B	(18,910)	137,098
American Campus Communities, Inc.	(28,166)	133,507
Sensient Technologies Corp.	(29,680)	131,550
Dave & Buster's Entertainment, Inc.*	(8,248)	119,543
Ultimate Software Group, Inc.*	(3,192)	111,784
Martin Marietta Materials, Inc.	(5,946)	110,298
Wabtec Corp.	(7,862)	98,432

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Gain

RPM International, Inc.	(29,029)	$94,344
Charter Communications, Inc. — Class A*	(3,374)	92,314
Education Realty Trust, Inc.	(27,061)	89,031
Compass Minerals International, Inc.	(33,816)	81,158
Vulcan Materials Co.	(14,110)	80,427
Century Aluminum Co.*	(42,730)	75,205
Ecolab, Inc.	(19,143)	73,049
Ulta Beauty, Inc.*	(2,442)	72,479
Federal Realty Investment Trust	(12,179)	68,294
General Electric Co.	(26,541)	66,618
Ball Corp.	(60,394)	65,936
Toro Co.	(7,099)	61,607
Amazon.com, Inc.*	(868)	58,460
Financial Engines, Inc.	(15,618)	57,787
MarketAxess Holdings, Inc.	(5,363)	54,542
Axon Enterprise, Inc.*	(22,975)	52,556
Sun Communities, Inc.	(13,721)	49,461
Alexandria Real Estate Equities, Inc.	(15,249)	47,272
Essex Property Trust, Inc.	(4,738)	47,172
Atmos Energy Corp.	(27,903)	47,156
Retail Opportunity Investments Corp.	(37,259)	46,946
Priceline Group, Inc.*	(277)	46,647
Domino's Pizza, Inc.	(3,075)	42,712
Starbucks Corp.	(9,681)	41,822
Yum! Brands, Inc.	(13,992)	38,398
Semtech Corp.*	(17,742)	38,145
Bio-Rad Laboratories, Inc. — Class A*	(4,623)	37,373
Corporate Office Properties Trust	(19,081)	34,727
Papa John's International, Inc.	(9,495)	32,188
Shake Shack, Inc. — Class A*	(17,507)	31,338
Equity LifeStyle Properties, Inc.	(9,232)	28,291

	Shares	Unrealized Gain (Loss)

SPS Commerce, Inc.*	(8,380)	26,648
ANSYS, Inc.*	(6,844)	22,448
Kilroy Realty Corp.	(10,243)	21,305
AptarGroup, Inc.	(6,143)	20,825
Black Hills Corp.	(19,769)	19,571
Healthcare Trust of America, Inc. — Class A	(36,109)	16,646
Wendy's Co.	(53,229)	16,309
Atlassian Corporation plc — Class A*	(26,979)	14,874
Tyler Technologies, Inc.*	(4,423)	14,331
Cable One, Inc.	(677)	13,583
Tesla, Inc.*	(2,216)	12,569
Texas Roadhouse, Inc. — Class A	(11,071)	12,460
NiSource, Inc.	(39,306)	9,214
National Instruments Corp.	(17,033)	5,962
Adobe Systems, Inc.*	(7,162)	5,443
Dominion Energy, Inc.	(17,433)	3,957
Dunkin' Brands Group, Inc.	(12,611)	3,531
CareTrust REIT, Inc.	(25,939)	3,206
SBA Communications Corp.*	(7,895)	2,450
Aqua America, Inc.	(20,258)	2,228
TripAdvisor, Inc.*	(15,611)	2,132
Realty Income Corp.	(15,384)	2,019
Acadia Realty Trust	(17,824)	1,961
Commerce Bancshares, Inc.	(9,579)	671
Rexford Industrial Realty, Inc.	(27,110)	(390)
Healthcare Realty Trust, Inc.	(17,008)	(406)
Howard Hughes Corp.*	(5,760)	(3,136)
McDonald's Corp.	(10,831)	(3,338)
American Tower Corp. — Class A	(8,450)	(3,718)
First Midwest Bancorp, Inc.	(33,889)	(3,728)
Washington Federal, Inc.	(23,266)	(5,817)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Loss

Madison Square Garden Co. — Class A*	(2,810)	$(6,813)
Equinix, Inc.	(3,343)	(8,078)
CommVault Systems, Inc.*	(10,805)	(8,104)
Valley National Bancorp	(46,516)	(9,303)
Bank of Hawaii Corp.	(6,340)	(9,456)
Ladder Capital Corp. — Class A	(37,103)	(9,740)
Eaton Vance Corp.	(22,973)	(10,338)
Bio-Techne Corp.	(6,424)	(10,414)
BB&T Corp.	(18,405)	(12,525)
Extra Space Storage, Inc.	(7,739)	(13,079)
First Industrial Realty Trust, Inc.	(35,442)	(13,341)
Pool Corp.	(10,044)	(14,285)
Workday, Inc. — Class A*	(5,066)	(15,002)
Mohawk Industries, Inc.*	(3,387)	(16,698)
Air Products & Chemicals, Inc.	(3,435)	(17,808)
WD-40 Co.	(4,700)	(17,860)
CyrusOne, Inc.	(16,672)	(19,006)
Autodesk, Inc.*	(8,479)	(19,926)
Provident Financial Services, Inc.	(20,923)	(21,132)
S&P Global, Inc.	(4,792)	(21,259)
Terreno Realty Corp.	(22,233)	(21,388)
Monolithic Power Systems, Inc.	(12,944)	(21,726)
Willis Towers Watson plc	(3,374)	(23,247)
Fulton Financial Corp.	(40,243)	(24,146)
KeyCorp	(54,126)	(24,643)
Medidata Solutions, Inc.*	(10,916)	(24,888)
Alliant Energy Corp.	(44,546)	(24,946)
Trustmark Corp.	(23,064)	(25,601)
Trimble, Inc.*	(15,240)	(25,908)
BWX Technologies, Inc.	(9,428)	(25,994)
EastGroup Properties, Inc.	(11,179)	(26,520)
Healthcare Services Group, Inc.	(26,300)	(26,826)
Vail Resorts, Inc.	(4,329)	(28,082)
Public Storage	(4,437)	(28,663)
Intercontinental Exchange, Inc.	(10,108)	(28,909)
Lamb Weston Holdings, Inc.	(11,218)	(29,279)
Douglas Emmett, Inc.	(20,171)	(29,450)
Royal Gold, Inc.	(12,025)	(31,025)
Southern Co.	(17,461)	(31,779)
Crown Castle International Corp.	(12,216)	(33,105)
PTC, Inc.*	(15,713)	(34,254)
NVIDIA Corp.	(3,119)	(35,151)
Glacier Bancorp, Inc.	(15,543)	(36,681)
Mercury General Corp.	(11,760)	(37,190)
Ollie's Bargain Outlet Holdings, Inc.*	(13,472)	(37,814)
Ingevity Corp.*	(8,680)	(39,841)
Avery Dennison Corp.	(9,041)	(40,025)
WABCO Holdings, Inc.*	(3,668)	(40,218)
Marriott Vacations Worldwide Corp.	(4,501)	(41,775)
ServiceNow, Inc.*	(5,804)	(42,480)
AO Smith Corp.	(15,570)	(42,973)
John Bean Technologies Corp.	(5,861)	(43,371)
CME Group, Inc. — Class A	(4,420)	(43,862)
Balchem Corp.	(14,502)	(45,391)
Alexander & Baldwin, Inc.	(11,875)	(47,144)
salesforce.com, Inc.*	(16,603)	(47,817)
Cabot Oil & Gas Corp. — Class A	(27,913)	(48,848)
ABIOMED, Inc.*	(3,375)	(51,218)
Laredo Petroleum, Inc.*	(42,314)	(51,323)
People's United Financial, Inc.	(103,126)	(51,563)
McCormick & Company, Inc.	(5,124)	(52,060)
Cousins Properties, Inc.	(140,812)	(52,100)
VF Corp.	(8,952)	(52,459)
Spire, Inc.	(16,599)	(53,117)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

	Shares	Unrealized Loss

Bright Horizons Family Solutions, Inc.*	(9,667)	$(55,606)
Jack in the Box, Inc.	(10,579)	(57,550)
Goldman Sachs Group, Inc.	(4,065)	(60,528)
Ross Stores, Inc.	(10,602)	(60,673)
Wynn Resorts Ltd.	(3,620)	(61,250)
Old National Bancorp	(39,591)	(61,429)
EnPro Industries, Inc.	(8,449)	(62,523)
Iron Mountain, Inc.	(15,356)	(64,649)
Mid-America Apartment Communities, Inc.	(12,302)	(65,803)
BankUnited, Inc.	(27,526)	(70,502)
CoreSite Realty Corp.	(9,550)	(71,434)
Investors Bancorp, Inc.	(108,977)	(72,328)
PayPal Holdings, Inc.*	(14,822)	(73,221)
Facebook, Inc. — Class A*	(11,702)	(74,191)
Silicon Laboratories, Inc.*	(9,086)	(76,211)
DCT Industrial Trust, Inc.	(26,981)	(76,626)
Ligand Pharmaceuticals, Inc. — Class B*	(5,004)	(77,362)
Red Hat, Inc.*	(6,585)	(78,625)
KBR, Inc.	(34,069)	(79,381)
Graco, Inc.	(7,748)	(79,600)
Woodward, Inc.	(9,808)	(80,452)
CF Industries Holdings, Inc.	(19,997)	(80,588)
Five Below, Inc.*	(10,299)	(80,950)
WR Grace & Co.	(22,690)	(85,929)
Summit Materials, Inc. — Class A*	(23,097)	(87,030)
Moody's Corp.	(7,329)	(88,241)
Neurocrine Biosciences, Inc.*	(9,703)	(90,612)
Matador Resources Co.*	(22,546)	(91,086)
Mercury Systems, Inc.*	(11,942)	(93,386)
Marriott International, Inc. — Class A	(12,073)	(94,894)
Lithia Motors, Inc. — Class A	(5,106)	(103,192)
Scotts Miracle-Gro Co. — Class A	(26,069)	(108,708)
Trex Company, Inc.*	(6,870)	(111,488)
O'Reilly Automotive, Inc.*	(6,278)	(112,091)
Cantel Medical Corp.	(6,608)	(113,724)
Monro, Inc.	(11,134)	(116,602)
First Republic Bank	(15,991)	(122,162)
Cimarex Energy Co.	(8,444)	(126,024)
Crocs, Inc.*	(66,705)	(127,211)
Xylem, Inc.	(22,333)	(127,298)
Cognex Corp.	(7,506)	(149,603)
Rollins, Inc.	(32,566)	(158,922)
International Flavors & Fragrances, Inc.	(17,407)	(166,063)
Albemarle Corp.	(9,445)	(182,883)
Deltic Timber Corp.	(12,609)	(186,109)
FMC Corp.	(14,659)	(198,190)
Take-Two Interactive Software, Inc.*	(8,993)	(217,631)
Allegheny Technologies, Inc.*	(42,576)	(254,179)
CarMax, Inc.*	(22,634)	(258,707)
Total Custom Basket of Short Securities		$(4,054,552)

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Unrealized Gain (Loss)
BOA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	1.71%	Semiannually	12/16/19	$(20,800,000)	$19,896	$19,896
BOA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	1.59%	Semiannually	07/02/18	(34,550,000)	(24,078)	(24,078)
BOA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Semiannually	07/02/23	(23,800,000)	(861,432)	(861,432)
									$(865,614)

OTC FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2017	Net Unrealized Appreciation/ (Depreciation)
Bank of America	(30,898,000)	EUR	10/12/17	$37,029,924	$36,538,872	$491,052
Citigroup	(53,000,000)	GBP	10/23/17	71,221,930	71,058,675	163,255
Citigroup	(147,888,000)	DKK	11/15/17	23,640,709	23,551,083	89,626
J.P. Morgan	(2,394,000)	EUR	10/12/17	2,873,169	2,831,059	42,110
Goldman Sachs	(512,500,000)	HUF	06/22/18	1,970,282	1,964,710	5,572
Goldman Sachs	(1,125,000)	GBP	10/12/17	1,508,954	1,507,746	1,208
J.P. Morgan	(670,000)	EUR	11/02/17	794,069	793,367	702
J.P. Morgan	(280,000)	EUR	10/12/17	330,981	331,118	(137)
Goldman Sachs	(1,909,575,000)	HUF	06/22/18	7,315,399	7,320,511	(5,112)
Goldman Sachs	670,000	EUR	11/02/17	(798,573)	793,367	(5,206)
Goldman Sachs	(505,750,000)	HUF	12/20/17	1,921,094	1,927,578	(6,484)
Goldman Sachs	(2,111,200,000)	HUF	04/25/18	8,086,256	8,093,457	(7,201)
Goldman Sachs	(8,000,000)	EUR	10/11/17	9,419,056	9,459,918	(40,862)
Morgan Stanley	(3,549,437,500)	HUF	11/24/17	13,429,578	13,504,857	(75,279)
Goldman Sachs	(6,293,126,000)	HUF	11/24/17	23,840,172	23,944,010	(103,838)
Barclays	(13,271,000)	GBP	10/12/17	17,497,495	17,786,039	(288,544)
						$260,862

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

[1]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $188,590,900, (cost $199,221,684) or 3.1% of total net assets.
[2]	Affiliated issuer.
[3]	Zero coupon rate security.
[4]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[5]	Rate indicated is the 7 day yield as of September 30, 2017.
[6]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[7]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $2,352,914,232 (cost $2,330,298,814), or 38.5% of total net assets.

[8]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $27,471,778 (cost $36,477,513), or 0.4% of total net assets — See Note 10.

[9]	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
[10]	Perpetual maturity.
[11]	Payment-in-kind security.
[12]	Security is in default of interest and/or principal obligations.
[13]	Rate indicated is the effective yield at the time of purchase.
[14]	Repurchase Agreements — See Note 6.
[15]	Total Return is based on the return of short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2017.
[16]	Total Return is based on the return of long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2017.
[17]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[18]
The underlying reference rate was negative at period end. The effective rate shown equals the minimum interest rate earned by the security. In some instances, the effective rate equals the spread amount listed plus an additional minimum rate.

[19]
This position was unsettled at period end. The underlying reference rate will not be applied to the effective rate until settlement occurs. In some instances, the effective rate equals the spread amount listed plus an additional minimum rate.

[20]	The effective rate shown is based on a weighted average of the underlying reference rates and spread amounts listed.
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
DKK — Danish Krone
EURIBOR — European Interbank Offered Rate
EURO — Euro
GPB — British Pound
HUF — Hungarian Forint
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Asset-Backed Securities	$—	$1,687,964,635	$—	$53,731,258	$1,741,695,893
Collateralized Mortgage Obligations	—	792,761,741	—	97,480,054	890,241,795
Commercial Paper	—	743,387,185	—	—	743,387,185
Common Stocks	180,759,119	167,865	—	237,892	181,164,876
Corporate Bonds	—	658,142,121	—	65,076,771	723,218,892
Forward Foreign Currency Exchange Contracts	—	—	793,525	—	793,525
Exchange-Traded Funds	15,170,155	—	—	—	15,170,155
Foreign Government Bonds	—	239,450,483	—	—	239,450,483
Interest Rate Swap Agreements	—	—	19,896	—	19,896
Money Market Funds	231,792,482	—	—	—	231,792,482
Municipal Bonds	—	525,392	—	—	525,392
Mutual Funds	678,357,202	—	—	—	678,357,202
Options Purchased	5,372,343	1,142,326	—	—	6,514,669
Preferred Stocks	18,722,815	—	—	59,084	18,781,899
Repurchase Agreements	—	14,147,302	—	—	14,147,302
Senior Floating Rate Interests	—	714,026,694	—	73,160,403	787,187,097
Equity Swap Agreements	—	—	683,160	—	683,160
Warrants	—	94,316	—	—	94,316
Total Assets	$1,130,174,116	$4,851,810,060	$1,496,581	$289,745,462	$6,273,226,219

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Corporate Bonds	$—	$5,243,000	$—	$—	$5,243,000
Forward Foreign Currency Exchange Contracts	—	—	532,663	—	532,663
Interest Rate Swap Agreements	—	—	885,510	—	885,510
Options Written	—	131,901	—	—	131,901
Equity Swap Agreements	—	—	4,421,736	—	4,421,736
Unfunded Loan Commitments (Note 9)	—	—	—	1,610,986	1,610,986
Total Liabilities	$—	$5,374,901	$5,839,909	$1,610,986	$12,825,796

*	Other financial instruments include swaps and forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2017	Valuation Technique	Unobservable Inputs	Input Range
Assets:
Asset-Backed Securities	$43,574,875	Model Price	Market Comparable Yields	6.1%
Asset-Backed Securities	10,156,383	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Collateralized Mortgage Obligations	56,387,222	Model Price	Trade Price	—
Collateralized Mortgage Obligations	41,092,832	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Common Stocks	237,892	Enterprise Value	Valuation Multiple	6.8x-7.5	x
Corporate Bonds	12,024,000	Model Price	Market Comparable Yields	11.2%
			Debt-to-Capital Ratios	56.0%
			Indicative Quotes	—
Corporate Bonds	49,545,362	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	3,458,586	Model Price	Market Comparable Yields	8.3%-9%
Corporate Bonds	48,839	Enterprise Value	Valuation Multiple	6.6	x
Preferred Stocks	59,068	Model Price	Liquidation value	—
Senior Floating Rate Interests	56,993,250	Model Price	Purchase Price	—
Senior Floating Rate Interests	9,600,695	Model Price	Trade Price	—
Senior Floating Rate Interests	6,566,458	Model Price	Market Comparable Yields	5.2%-5.3%
Total assets	$289,745,462

Liabilities:
Unfunded Loan Commitments	(1,610,986)	Model Price	Purchase Price	—

Significant changes in an indicative quote, liquidation value, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
MACRO OPPORTUNITIES FUND

For the year ended September 30, 2017, the Fund had securities with a total value of $12,242,306 transfer into Level 3 from Level 2 due to lack of observable inputs. Securities with a total value of $9,900,248 transferred out of Level 3 into Level 2, and securities with a total value of $94,316 transferred out of Level 1 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2017:

	Assets						Liabilities
	Senior Floating/ Fixed Rate Interests	Asset Backed Securities	Corporate Bonds	Common/ Preferred Stocks	Collateralized Mortgage Obligations	Total Assets	Unfunded Loan Commitments
Beginning Balance	$58,771,052	$11,440,397	$14,804,985	$91,922	$—	$85,108,356	$(2,015,400)
Purchases/Receipts	54,677,793	42,550,000	42,303,236	(11,400)*	100,325,340	239,844,969	2,510,640
Sales, maturities and paydowns/Fundings	(33,281,264)	(1,359,650)	(3,383,603)	—	(2,923,217)	(40,947,734)	(2,834,461)
Total realized gains or losses included in earnings	(824,981)	(1,959,750)	437,502	(4,642,324)	—	(6,989,553)	413,794
Total change in unrealized gains or losses included in earnings	1,788,362	3,060,261	820,339	4,640,473	77,931	10,387,366	314,441
Transfers into Level 3	—	—	12,024,000	218,306	—	12,242,306	—
Transfers out of Level 3	(7,970,559)	—	(1,929,688)	(1)	—	(9,900,248)	—
Ending Balance	$73,160,403	$53,731,258	$65,076,771	$296,976	$97,480,054	$289,745,462	$(1,610,986)
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017	$374,301	$1,086,526	$787,019	$38,398	$(256,996)	$2,029,248	$524,388

*	Prior year purchase reversal.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
MACRO OPPORTUNITIES FUND

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17
Aspect Software, Inc.	$1,037,203		$—	$(26,808)	$—	$11,540	$1,021,935
Guggenheim Floating Rate Strategies Fund - Institutional Class	12,390,218		488,292	—	—	47,541	12,926,051
Guggenheim Alpha Opportunity Fund - Institutional Class	50,457,164		110,036,583	—	—	6,502,703	166,996,450
Guggenheim High Yield Fund - Institutional Class	13,357,046		15,500,783	(29,124,796)	773,201	(506,234)	—
Guggenheim Limited Duration Fund - Institutional Class	48,212,909		248,021,902	—	—	1,239,335	297,474,146
Guggenheim Risk Managed Real Estate Fund - Institutional Class	13,911,113		650,312	—	—	443,987	15,005,412
Guggenheim Solar ETF	—		29,889,878	(17,932,715)	1,921,339	1,291,653	15,170,155
Guggenheim Strategy Fund I	81,343,779		6,004,543	—	—	403,930	87,752,252
Guggenheim Strategy Fund II	—		98,011,877	—	—	191,014	98,202,891
Targus Group International Equity, Inc.	19,252		—	—	—	334	19,586
Targus Group International, Inc. 2019-A2	20,019		2,299	(16,616)	—	(5,702)	—
Targus Group International, Inc.	—	*	—	—	—	—	—	*
Targus Group International, Inc. 2019-B	60,059		6,898	(49,850)	(11,576)	(5,531)	—
	$220,808,762		$508,613,367	$(47,150,785)	$2,682,964	$9,614,570	$694,568,878

*	Market value is less than $1.

Security Name	Shares/Par 09/30/17	Investment Income	Capital Gain Distributions
Aspect Software, Inc.	1,038,815	$119,043	$5,295
Guggenheim Floating Rate Strategies Fund - Institutional Class	496,392	489,336	—
Guggenheim Alpha Opportunity Fund - Institutional Class	5,592,647	—	36,583
Guggenheim High Yield Fund - Institutional Class	—	551,270	—
Guggenheim Limited Duration Fund - Institutional Class	11,970,791	3,922,895	11,979
Guggenheim Risk Managed Real Estate Fund - Institutional Class	499,514	310,112	340,200
Guggenheim Solar ETF	700,700	—	—
Guggenheim Strategy Fund I	3,494,713	1,505,344	—
Guggenheim Strategy Fund II	3,918,711	756,549	—
Targus Group International Equity, Inc.	13,186	—	—
Targus Group International, Inc. 2019-A2	—	2,282	—
Targus Group International, Inc.	152,876	—	—
Targus Group International, Inc. 2019-B	—	6,847	—
		$7,663,678	$394,057

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $5,542,306,145)	$5,563,013,458
Investments in affiliated issuers, at value (cost $681,153,465)	694,568,878
Repurchase agreements, at value (cost $14,147,302)	14,147,302
Foreign currency, at value (cost $8,990,138)	8,990,461
Segregated cash with broker	7,078,054
Cash	3,278,057
Unrealized appreciation on swap agreements	683,160
Unrealized appreciation on forward foreign currency exchange contracts	793,525
Prepaid expenses	203,840
Receivables:
Currency	57,344
Interest	26,355,629
Fund shares sold	21,664,790
Securities sold	19,547,297
Dividends	1,767,121
Foreign taxes reclaim	26,915
Other assets	163
Total assets	6,362,175,994

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $3,158,803)	1,610,986
Securities sold short, at value (proceeds $5,213,485)	5,243,000
Options written, at value (premiums received $2,713,392)	131,901
Segregated cash due to broker	1,792,350
Unrealized depreciation on swap agreements	4,421,736
Unrealized depreciation on forward foreign currency exchange contracts	532,663
Variation margin on swap agreements	192,670
Payable for:
Securities purchased	222,161,799
Fund shares redeemed	10,666,607
Management fees	2,800,024
Dividends distributed	1,783,594
Swap settlement	228,931
Distribution and service fees	577,052
Fund accounting/administration fees	392,092
Transfer agent/maintenance fees	256,288
Trustees’ fees*	77,669
Due to advisor	45,538
Miscellaneous	1,119,720
Total liabilities	254,034,620
Net assets	$6,108,141,374

Net assets consist of:
Paid in capital	$6,153,685,521
Accumulated net investment loss	(15,062,016)
Accumulated net realized loss on investments	(64,329,512)
Net unrealized appreciation on investments	33,847,381
Net assets	$6,108,141,374

A-Class:
Net assets	$893,104,156
Capital shares outstanding	33,484,213
Net asset value per share	$26.67
Maximum offering price per share (Net asset value divided by 96.00%)	$27.78

C-Class:
Net assets	$434,633,912
Capital shares outstanding	16,306,134
Net asset value per share	$26.65

P-Class:
Net assets	$188,979,616
Capital shares outstanding	7,083,077
Net asset value per share	$26.68

Institutional Class
Net assets	$4,591,423,690
Capital shares outstanding	171,926,397
Net asset value per share	$26.71

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$3,752,477
Dividends from securities of affiliated issuers	7,663,678
Interest (net of foreign withholding tax of $10,147)	219,246,204
Income from payment-in-kind	18,792
Total investment income	230,681,151

Expenses:
Management fees	42,733,073
Distribution and service fees:
A-Class	2,095,146
C-Class	3,851,518
P-Class	409,251
Recoupment of previously waived fees:
A-Class	194,118
C-Class	167,021
P-Class	29,890
Transfer agent/maintenance fees:
A-Class	996,861
C-Class	287,903
P-Class	240,265
Institutional Class	1,254,630
Fund accounting/administration fees	3,855,765
Line of credit fees	745,771
Prime broker interest expense	291,916
Custodian fees	107,417
Trustees’ fees*	64,810
Miscellaneous	1,409,754
Total expenses	58,735,109
Less:
Expenses reimbursed by Adviser:
A-Class	(170,016)
C-Class	(19,193)
P-Class	(83,170)
Institutional Class	(969,598)
Expenses waived by Adviser	(5,720,420)
Total waived/reimbursed expenses	(6,962,397)
Net expenses	51,772,712
Net investment income	178,908,439

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	65,641,774
Investments in affiliated issuers	2,682,964
Realized gain distributions received from affiliated investment company shares	394,057
Swap agreements	1,864,193
Foreign currency transactions	665,820
Forward foreign currency exchange contracts	(4,557,630)
Securities sold short	(2,761,871)
Options purchased	(3,615,751)
Options written	3,962,603
Net realized gain	64,276,159
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	43,975,133
Investments in affiliated issuers	9,614,570
Securities sold short	3,779,903
Swap agreements	439,275
Options purchased	(17,719,534)
Options written	463,880
Foreign currency translations	(33,852)
Forward foreign currency exchange contracts	(53,782)
Net change in unrealized appreciation (depreciation)	40,465,593
Net realized and unrealized gain	104,741,752
Net increase in net assets resulting from operations	$283,650,191

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$178,908,439	$157,150,208
Net realized gain (loss) on investments	64,276,159	(65,495,116)
Net change in unrealized appreciation (depreciation) on investments	40,465,593	75,814,822
Net increase in net assets resulting from operations	283,650,191	167,469,914

Distributions to shareholders from:
Net investment income
A-Class	(30,384,869)	(43,084,447)
C-Class	(11,057,083)	(17,221,539)
P-Class	(5,729,629)	(3,524,032)
Institutional Class	(133,534,525)	(129,098,070)
Total distributions to shareholders	(180,706,106)	(192,928,088)

Capital share transactions:
Proceeds from sale of shares
A-Class	483,524,829	282,051,379
C-Class	170,420,290	78,368,484
P-Class	199,175,124	52,735,159
Institutional Class	3,058,857,215	1,037,025,887
Distributions reinvested
A-Class	24,670,444	34,200,550
C-Class	9,315,475	14,434,110
P-Class	5,726,531	3,524,032
Institutional Class	114,415,649	111,104,610
Cost of shares redeemed
A-Class	(362,235,603)	(427,797,431)
C-Class	(91,211,749)	(127,965,462)
P-Class	(82,662,396)	(56,282,422)
Institutional Class	(857,219,760)	(1,323,116,513)
Net increase (decrease) from capital share transactions	2,672,776,049	(321,717,617)
Net increase (decrease) in net assets	2,775,720,134	(347,175,791)

Net assets:
Beginning of year	3,332,421,240	3,679,597,031
End of year	$6,108,141,374	$3,332,421,240
Accumulated net investment loss at end of year	$(15,062,016)	$(26,384,548)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	18,254,924	11,100,448
C-Class	6,433,626	3,085,029
P-Class	7,529,638	2,066,333
Institutional Class	115,288,077	40,790,744
Shares issued from reinvestment of distributions
A-Class	931,159	1,349,655
C-Class	351,944	570,223
P-Class	215,727	139,423
Institutional Class	4,307,627	4,378,100
Shares redeemed
A-Class	(13,675,512)	(16,874,688)
C-Class	(3,447,364)	(5,070,813)
P-Class	(3,109,430)	(2,206,800)
Institutional Class	(32,306,620)	(52,364,340)
Net increase (decrease) in shares	100,773,796	(13,036,686)

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$26.01	$26.07	$26.81	$26.31	$26.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.95	1.16	.98	1.10	1.37
Net gain (loss) on investments (realized and unrealized)	.68	.21	(.55)	.69	(.04)
Total from investment operations	1.63	1.37	.43	1.79	1.33
Less distributions from:
Net investment income	(.97)	(1.43)	(1.17)	(1.27)	(1.43)
Net realized gains	—	—	—	—	(.12)
Return of capital	—	—	—	(.02)	—
Total distributions	(.97)	(1.43)	(1.17)	(1.29)	(1.55)
Net asset value, end of period	$26.67	$26.01	$26.07	$26.81	$26.31

Total Return[h]	6.33%	5.57%	1.59%	6.88%	5.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$893,104	$727,602	$844,523	$357,765	$334,751
Ratios to average net assets:
Net investment income (loss)	3.58%	4.59%	3.67%	4.08%	5.11%
Total expenses[b]	1.42%	1.65%	1.52%	1.51%	1.56%
Net expenses[c,f]	1.27%[d]	1.46%	1.38%	1.36%	1.41%
Portfolio turnover rate	61%	61%	40%	54%	84%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$25.99	$26.05	$26.79	$26.29	$26.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.75	.98	.78	.90	1.17
Net gain (loss) on investments (realized and unrealized)	.68	.20	(.55)	.69	(.03)
Total from investment operations	1.43	1.18	.23	1.59	1.14
Less distributions from:
Net investment income	(.77)	(1.24)	(.97)	(1.07)	(1.24)
Net realized gains	—	—	—	—	(.12)
Return of capital	—	—	—	(.02)	—
Total distributions	(.77)	(1.24)	(.97)	(1.09)	(1.36)
Net asset value, end of period	$26.65	$25.99	$26.05	$26.79	$26.29

Total Return[h]	5.55%	4.79%	0.84%	6.10%	4.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$434,634	$337,075	$374,633	$248,359	$163,129
Ratios to average net assets:
Net investment income (loss)	2.83%	3.87%	2.90%	3.34%	4.36%
Total expenses[b]	2.14%	2.36%	2.24%	2.22%	2.29%
Net expenses[c,f]	2.03%[d]	2.20%	2.13%	2.10%	2.15%
Portfolio turnover rate	61%	61%	40%	54%	84%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Period Ended Sept. 30, 2015[e,g]
Per Share Data
Net asset value, beginning of period	$26.02	$26.07	$26.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.92	1.20	.37
Net gain (loss) on investments (realized and unrealized)	.71	.21	(.62)
Total from investment operations	1.63	1.41	(.25)
Less distributions from:
Net investment income	(.97)	(1.46)	(.46)
Total distributions	(.97)	(1.46)	(.46)
Net asset value, end of period	$26.68	$26.02	$26.07

Total Return[h]	6.33%	5.74%	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$188,980	$63,665	$63,819
Ratios to average net assets:
Net investment income (loss)	3.48%	4.73%	3.36%
Total expenses[b]	1.44%	1.49%	1.43%
Net expenses[c,f]	1.26%[d]	1.33%	1.30%
Portfolio turnover rate	61%	61%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$26.04	$26.10	$26.84	$26.34	$26.56
Income (loss) from investment operations:
Net investment income (loss)[a]	1.02	1.26	1.06	1.18	1.46
Net gain (loss) on investments (realized and unrealized)	.71	.21	(.54)	.70	(.04)
Total from investment operations	1.73	1.47	(.52)	1.88	1.42
Less distributions from:
Net investment income	(1.06)	(1.53)	(1.26)	(1.36)	(1.52)
Net realized gains	—	—	—	—	(.12)
Return of capital	—	—	—	(.02)	—
Total distributions	(1.06)	(1.53)	(1.26)	(1.38)	(1.64)
Net asset value, end of period	$26.71	$26.04	$26.10	$26.84	$26.34

Total Return[h]	6.73%	5.97%	1.92%	7.23%	5.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,591,424	$2,204,079	$2,396,622	$914,366	$416,727
Ratios to average net assets:
Net investment income (loss)	3.86%	4.96%	3.97%	4.37%	5.43%
Total expenses[b]	1.06%	1.29%	1.20%	1.18%	1.23%
Net expenses[c,f]	0.91%	1.08%	1.05%	1.02%	1.09%
Portfolio turnover rate	61%	61%	40%	54%	84%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.02% for A-Class, 0.04% for C-Class, and 0.02% for P-Class.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/17	09/30/16	09/30/15	09/30/14	09/30/13
A-Class	1.25%	1.28%	1.30%	1.27%	1.29%
C-Class	2.00%	2.02%	2.05%	2.01%	2.01%
P-Class	1.24%	1.15%	1.21%	N/A	N/A
Institutional Class	0.88%	0.90%	0.97%	0.94%	0.96%

[g]	Consolidated.
[h]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a non-diversified investment company. Only A-Class, C-Class, P-Class, and Institutional Class shares had been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Fund	Commencement Date of Subsidiary	Subsidiary Net Assets at September 30, 2017	% of Net Assets of the Fund at September 30, 2017
Macro Opportunities Fund	01/08/15	$8,053,764	0.13%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. The Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement. A custom portfolio equity swap will be adjusted to include dividends accrued, financing charges and/or interest, as applicable, under the swap agreement.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2017.

(c) Interests in Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(g) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the diff erence between the value at the time the contract was opened and the value at the time it was closed.

(h) Foreign Tax

The Fund may be subject to foreign tax (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign tax is recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. This foreign tax, if any, are paid by the Fund and reflected in its statement of operations as follows: foreign tax withheld at source is presented as a reduction of income and foreign tax on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign tax payable or deferred as of September 30, 2017, if any, are disclosed in the Fund’s statements of assets and liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trust (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(l) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

(m) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(n) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use, and volume of call/put options purchased on a quarterly basis:

Use	Average Number of Contracts
Duration, Hedge, Speculation	127,399

Use	Average Notional*
Duration, Hedge, Speculation	$127,020,000

*	Average Notional relates to currency options.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use, and volume of options written on a quarterly basis:

Use	Average Number of Contracts
Duration, Hedge, Speculation	39,983

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. The exchange bears the risk of loss for interest rate swaps.

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Equity swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The following table represents the Fund’s use and volume of equity swaps on a quarterly basis:

	Average Notional
Use	Long	Short
Hedge, Index exposure, Leverage, Speculation	$67,590,122	$135,938,165

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional
Use	Long	Short
Duration, Hedge, Speculation	$—	$505,450,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Settlement
Use	Purchased	Sold
Hedge, Income	$104,340,812	$2,387,893

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Currency/Interest Rate contracts	Investments in unaffiliated issues, at value	Options written, at value
Interest Rate contracts		Variation margin on swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Swaps Equity Contracts	Swaps Interest Rate Contracts		Options Purchased Currency Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
$683,160	$19,896	*	$552,457	$5,962,212	$793,525	$8,011,250

Liability Derivative Investments Value
Swaps Equity Contracts	Swaps Interest Rate Contracts		Options Written Currency Contracts	Options Written Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
$4,421,736	$885,510	*	$—	$131,901	$532,663	$5,971,810

*
Includes cumulative appreciation (depreciation) of swap agreements as reported on the Schedule of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain(loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Currency/Commodity/Equity/Interest Rate/Total Return contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Equity Contracts	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Written Equity Contracts	Options Written Foreign Currency Contracts
$(5,277,516)	$7,141,709	$(2,864,224)	$4,152,164	$2,674,663

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Purchased Interest Rate Contracts	Options Purchased Equity Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
$6,029,727	$(9,645,478)	$(4,557,630)	$(2,346,585)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Equity Contracts	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Written Equity Contracts
$(2,122,833)	$2,562,108	$2,581,491	$(2,117,611)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Options Purchased Interest Rate Contracts	Options Purchased Equity Contracts	Options Purchased Foreign Currency Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
$(8,493,402)	$3,899,671	$(13,125,803)	$(53,782)	$(16,870,161)

In conjunction with the use short sales and of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap equity contracts	$683,160	$—	$683,160	$(683,160)	$—	$—
Forward foreign currency exchange contracts	793,525	—	793,525	(6,917)	(743,933)	42,675
Options interest rate contracts	589,869	—	589,869	(131,901)	(457,968)	—
Options currency contracts	552,457	—	552,457	(552,457)	—	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap equity contracts	$4,421,736	$—	$4,421,736	$(1,235,617)	$(2,150,000)	$1,036,119
Forward foreign currency exchange contracts	532,663	—	532,663	(6,917)	(288,544)	237,202
Options interest rate contracts	131,901	—	131,901	(131,901)	—	—

[1]	Centrally cleared swaps and listed options are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
Macro Opportunities Fund
Morgan Stanley	2,150,000	—
Barclays Bank plc	530,000	—
BNP Paribas	—	500,000
Bank of America Merrill Lynch	5,314,479	1,320,000
Citigroup	—	472,350
Macro Opportunities Fund Total	7,994,479	2,292,350

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The fund’s fair valuation guidelines categorize these securities as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Fees and Other Transactions with Affiliates

At a meeting that occurred on November 16, 2016, the Board approved to add an advisory fee breakpoint (“breakpoint”) to the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund. Effective January 30, 2017, a breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to the Fund’s advisory fees.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. For the year ended September 30, 2017, the Fund waived $52,844 related to advisory fees in the Subsidiary.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/18
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/18
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/18
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/18

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2017, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Expires 2018	Expires 2019	Expires 2020	Total
A-Class	$863,800	$990,093	$698,565	$2,552,458
C-Class	287,650	353,801	203,863	845,314
P-Class	—	42,500	192,533	235,033
Institutional Class	2,185,566	3,487,376	2,955,151	8,628,093

For the year ended September 30, 2017, GI recouped $391,029 from Macro Opportunities Fund.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year September 30, 2017, the Fund waived $2,859,440 related to investments in affiliated funds.

For the year ended September 30, 2017, GFD retained sales charges of $705,455 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s fees and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The following Barclays repurchase agreements were used as a means of borrowing securities to sell short.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Barclays			Envision Healthcare Corp
(1.75%) - 0.80%			5.13%
Open Maturity	$4,234,302	$4,234,302	07/01/22	$250,000	$262,543
			Herc Rentals Inc
			7.75%
			06/01/24	200,000	222,124
			Windstream Services LLC
			7.50%
			04/01/23	200,000	149,959
			Park-Ohio Industries Inc
			6.63%
			04/15/27	1,000,000	1,107,581
			Staples Inc
			8.50%
			09/15/25	300,000	293,864
			INEOS Group Holdings SA
			5.63%
			08/01/24	800,000	838,337
			AK Steel Corp
			6.38%
			10/15/25	500,000	508,381
			Monitronics International Inc
			9.13%
			04/01/20	50,000	46,769
			Tenet Healthcare Corp
			8.13%
			04/01/22	800,000	846,322
				$4,100,000	$4,275,881

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Jefferies & Company, Inc.			Puerto Rico Public Buildings Authority
3.73%			10.00%
11/02/17	$9,913,000	$9,947,921	07/01/34	$7,670,000	$3,495,589
			Puerto Rico Electric Power Authority
			5.05%
			07/01/42	2,060,000	918,323
			Puerto Rico Electric Power Authority
			6.05%
			07/01/32	25,590,000	10,577,898
			Puerto Rico Sales Tax Financing Corp Sales Tax Revenue
			5.25%
			08/01/41	4,710,000	884,584
			Commonwealth of Puerto Rico
			5.50%
			07/01/39	5,100,000	2,098,653
				$45,130,000	$17,975,047

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Macro Opportunities Fund	$180,706,106	$—	$—	$180,706,106

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Macro Opportunities Fund	$192,928,088	$—	$—	$192,928,088

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Macro Opportunities Fund	$904,412	$—	$(19,264,740)	$(22,688,504)	$(4,495,315)	$(45,544,147)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2017, capital loss carryforwards for the Fund were as follows:

			Unlimited
Fund	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Macro Opportunities Fund	$—	$—	$—	$(22,688,504)	$(22,688,504)

For the year ended September 30, 2017, the following capital loss carryforward amount was utilized:

Fund	Amount
Macro Opportunities Fund	$52,962,870

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities and swaps, “mark-to-market” of forward foreign exchange contracts, paydown reclasses, “mark-to-market” of options contracts, losses deferred due to wash sales, foreign currency gains and losses, dividend payable, amortization, recharacterization of income from investments, “mark-to-market” and disposition of Passive Foreign Investment Companies, short dividend expenses and transactions with the Fund’s wholly owned foreign subsidiary. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Macro Opportunities Fund	$(5,563,500)	$13,120,199	$(7,556,699)

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Macro Opportunities Fund	$6,297,745,291	$127,781,490	$(148,562,237)	$(20,780,747)

Note 8 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$4,679,889,574	$2,619,868,763

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$23,884,958	$67,740,711	$3,636,463

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2017, were as follows:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/19	$2,933,333	$155,398
Advantage Sales & Marketing LLC	07/25/19	1,500,000	70,098
American Stock Transfer & Trust	06/26/18	400,000	7,577
BBB Industries, LLC	11/04/19	1,750,000	100,969
Beacon Roofing Supply, Inc.	02/28/18	6,150,000	—	*
Ceva Group Plc (United Kingdom)	03/19/19	518,267	31,021
Dominion Web Solutions LLC	06/15/23	461,538	—	*
Dubois Chemicals, Inc.	03/15/24	200,000	923
Engineered Machinery Holdings, Inc.	07/19/24	118,457	288
Epicor Software	06/01/20	2,000,000	132,586
Hillman Group, Inc.	06/30/19	1,000,000	37,822
ICSH Parent, Inc.	04/29/24	303,776	—	*
Learning Care Group (US), Inc.	05/05/19	500,000	31,398
Lytx, Inc.	08/31/22	363,158	44,674
Ministry Brands LLC	12/02/22	134,802	1,348
MRI Software LLC	06/30/23	125,000	—	*
National Technical Systems	06/12/21	250,000	19,269
Pro Mach Group, Inc.	10/22/19	900,000	44,708
Recess Holdings, Inc.	09/30/24	95,238	—	*
Signode Industrial Group US, Inc.	05/01/19	3,400,000	134,376

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Borrower	Maturity Date	Face Amount	Value
Solera LLC	03/03/21	$8,100,000	$780,560
Wencor Group	06/19/19	446,154	17,971
		$31,774,724	$1,610,986

*	Security has a market value of $0.

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 1.78% (1 Month USD LIBOR + 55 bps) due 3/15/19	01/18/12	$1,955,722	$173,931
Banco Bradesco SA
2014-1, 5.44% due 03/12/26	11/19/14	2,797,214	2,808,186
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52	04/23/15	5,816,291	6,158,102
Copper River CLO Ltd.
2007-1A, due 01/20/21	05/09/14	9,535,500	1,110,517
Customers Bank
6.13% (3 Month USD LIBOR + 344 bps) due 6/26/29	06/24/14	4,500,000	4,601,250
Great Lakes CLO Ltd.
2012-1A, due 01/15/23	12/06/12	3,103,750	1,516,356
Highland Park CDO I Ltd.
2006-1A, 1.72% due 11/25/51	04/14/15	2,873,229	3,779,762
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,641,820	1,651,136
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22	03/21/12	4,838,890	755,740
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	2,046,990	1,995,959
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	$2,945,124	$2,920,839
		$42,054,530	$27,471,778

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Note 11 – Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The funds that participate in the line of credit, including the Fund, paid aggregate upfront costs of $982,952 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. These amounts are included within Line of Credit Fees on the Statement of Operations.

A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, 1 month LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The Fund did not have any borrowings under this agreement as of and for the period ended September 30, 2017.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Guggenheim Macro Opportunities Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein (consolidated for the years ended September 30, 2017 and September 30, 2016 and for the year or period ended September 30, 2015). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Macro Opportunities Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein (consolidated for the years ended September 30, 2017 and September 30, 2016 and for the year or period ended September 30, 2015), in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2017, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Macro Opportunities Fund	1.91%	1.88%	83.89%	0.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”) ● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) ● Guggenheim World Equity Income Fund (“World Equity Income Fund”)
●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

[1]
The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and

[2]
Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The

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OTHER INFORMATION (Unaudited)(continued)

Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2016, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

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OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the since-inception and/or three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 8th percentile for both periods. The Committee considered that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of Fund’s Class A shares ranked in the 5th percentile of its performance universe, exceeding the performance universe median.

Diversified Income Fund:3The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 22nd and 24th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding its performance universe median for both periods.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 6th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2016, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 9th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

[3]
At a meeting held on August 20, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Diversified Income Fund, for an initial two-year term (the “Diversified Income Fund IMA”). The Committee determined to include the Diversified Income Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund:4The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 55th and 14th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding the performance universe median for the three-month period.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 3rd and 16th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 46th and 1st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 31st and 13th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, and exceeded the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 14th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013.

[4]
At a meeting held on November 10, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Market Neutral Real Estate Fund, for an initial two-year term (the “Market Neutral RE Fund IMA”). The Committee determined to include the Market Neutral RE Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares exceeded the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 37th and 25th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 69th and 62nd percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 7th percentile.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 63rd and 58th percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the Fund’s return exceeded the median of its performance universe, ranking in the 9th percentile.

Small Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 67th and 71st percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 35th percentile.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (44th and 46th percentiles, respectively) of its peer group. The net effective management fee5 ranks in the third quartile (72nd percentile). The Committee considered the Adviser’s proposal, presented at the May Meeting, to reduce the Fund’s expense cap by 35 basis points across all share classes.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (35th and 27th percentiles, respectively) of its peer group and the asset weighted total net expense ratio is in the first quartile (1st percentile) of its peer group.

[5]
The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(continued)

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in fourth quartile (84th percentile) of its peer group and the net effective management fee is in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the second quartile (48th percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (48th percentile) of its peer group and the net effective management fee is in the third quartile (75th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the fourth quartile (81st percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (85th, 89th and 94th percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio is in the second quartile (33rd and 39th percentiles, respectively) of its peer group. The net effective management fee is in the third quartile (55th percentile) of its peer group.

Limited Duration Fund: The net effective management fee is in the third quartile (71st percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile). The Committee considered the Fund’s strong performance and top decile performance universe rankings for the three- and one-year periods ended December 31, 2016.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee rank in the fourth quartile (86th and 80th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In addition, the Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

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Market Neutral Real Estate Fund: Each of the average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio is in the third quartile (36th, 38th and 39th percentiles, respectively) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the fourth quartile (76th and 86th percentiles, respectively) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee6 peer group rankings would be 53rd percentile for Class A shares, 64th percentile for Class C shares, and 47th percentile for Class P shares.

Mid Cap Value Institutional Fund: The total net expense ratio is in the third quartile (68th percentile) and the contractual advisory fee and net effective management fee are in the fourth quartile (86th and 77th percentiles, respectively). The Committee considered the strategy enhancements implemented for the Fund and the Fund’s strong recent performance, including a top decile performance universe ranking for the one-year period ended December 31, 2016.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (49th and 27th percentiles, respectively) of its peer group and the net effective management fee is in the first quartile (22nd percentile).

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) of its peer group and the net effective management fee and the asset weighted total net expense ratio are in the second quartile (50th and 28th percentiles, respectively) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund (58th percentile), the net effective management fee (75th percentile) and the asset weighted total net expense ratio (75th percentile) are in the third quartile of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (25th percentile) of its peer group. The net effective management fee and asset weighted total net expense ratio are in the fourth quartile (77th and 85th percentiles, respectively) of its peer group.

[6]	The “gross management fee,” with respect to Mid Cap Value Fund and Small Cap Value Fund, is the sum of the advisory fee and the administration fee.

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OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the net effective management fee is in the first quartile (16th percentile) as of December 31, 2016. The Fund’s asset weighted total net expense ratio is in the second quartile (36th percentile) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee peer group rankings would be 25th percentile for Class A shares, 31st percentile for Class C shares, 18th percentile for Class I shares, and 29th percentile for Class P shares.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the second quartile (39th and 33rd percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (32nd and 49th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (68th percentile) of its peer group. The Committee noted that in November 2016 the Adviser recommended and the Board approved a 24 basis point reduction in the Fund’s expense cap (across all share classes).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee

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OTHER INFORMATION (Unaudited)(continued)

considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether a breakpoint would be appropriate for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account, the advisory fee breakpoints offered by the Adviser and approved by the Board with respect to several of the fixed income Funds, to take effect on May 1, 2017.

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OTHER INFORMATION (Unaudited)(continued)

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (64th and 52nd percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this

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OTHER INFORMATION (Unaudited)(concluded)

conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Funds (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002- present). Former: Peabody Energy Company (2003- April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2017

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-ANN-0917x0918

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	48
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65
OTHER INFORMATION	66
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	81
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	88

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2017

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate.

Meanwhile, inflation continues to be well below the Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. The Fed announced in September 2017 that it would allow a maximum of $4 billion in Agency debt and mortgage-backed securities (MBS) and $6 billion in Treasuries to mature on a monthly basis starting in October 2017. The monthly cap will gradually rise to reach a maximum of $20 billion for MBS and $30 billion for Treasuries.

What impact might the start of balance sheet normalization have on fixed-income markets? According to Fed research, quantitative easing (QE) programs depressed the 10-year Treasury term premium by approximately 100 basis points. Theoretically, unwinding QE should remove that source of downward pressure on term premiums, resulting in a commensurate rise in Treasury yields, all else being equal. A normalization of term premiums will have a modest impact if it occurs over several years. However, four years ago we saw the impact it could have on bond markets if investors price this in abruptly. During the Taper Tantrum of 2013, 10-year Treasury yields rose by 137 basis points between May and September as then Fed Chair Ben Bernanke first spoke of the potential that the Fed would soon taper purchases of Treasuries and MBS. This caused corporate bond yields to rise as well.

While we do not expect a sharp repricing in markets, it is important to consider the combined effect of slowly rising short-term rates and term premiums on corporate bond yields. An increase in term premiums in the Treasury market will likely raise borrowing costs for investment-grade corporate issuers, in turn raising costs for high-yield bonds as well.

For the 12 months ended September 30, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Floating Rate Strategies Fund
A-Class	1.04%	1.67%	$1,000.00	$1,016.70	$5.26
C-Class	1.79%	1.29%	1,000.00	1,012.90	9.03
P-Class	1.04%	1.67%	1,000.00	1,016.70	5.26
Institutional Class	0.79%	1.79%	1,000.00	1,017.90	4.00

Table 2. Based on hypothetical 5% return (before expenses)
Floating Rate Strategies Fund
A-Class	1.04%	5.00%	$1,000.00	$1,019.85	$5.27
C-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
P-Class	1.04%	5.00%	1,000.00	1,019.85	5.27
Institutional Class	0.79%	5.00%	1,000.00	1,021.11	4.00

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, Guggenheim Floating Rate Strategies Fund returned 4.03%1, compared with the 5.36% return of its benchmark, the Credit Suisse Leveraged Loan Index.

Bank loans and high-yield bonds delivered another year of positive returns amid tighter spreads and strong technicals. The strengthening economy and the unabated investor need for income should underpin positive performance in leveraged credit, but the chasm between strong and weak credits grows as borrowers take on increasing levels of debt.

In the bank loan market, returns by quality were mixed. Loans rated CCC (+13.19%) outperformed loans rated BBB, BB or B (+3.38%, +3.58%, and +5.33%, respectively). Top performing sectors were Energy (+14.61%) and Banking (+8.96%). The lowest-returning sectors included Electric (+3.25%) and Natural Gas (+2.77%).

Relative to the benchmark, performance of the Fund’s communications and energy holdings detracted most from return, as did an underweight in the energy sector. Technology and electric holdings contributed the most. Exposure to ABS and Non-Agency Residential Mortgage-Backed Securities (NA RMBS) also helped performance.

Institutional loan issuers have raised $405 billion year to date through September, up 74% over the same period last year, but the third quarter was down 14% from the second quarter. Primary yields have steadily declined, and the majority of the index continues to trade above par.

Yields (based on a three-year life) were roughly unchanged, ending the quarter at 6.2%. The twelve-month trailing par-weighted default rate for loans was unchanged during the quarter, ending at 1.5% according to S&P LCD, down from a 12-month high of 2.2% in July 2016.

Loan mutual funds net inflows total approximately $14 billion for the year, after being slightly negative in September. We expect loan mutual funds will continue to gather assets in 2017, as floating loan coupons look appealing against rising short-term rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)

Limited new issue supply, as well as continued demand from Collateralized Loan Obligations (CLOs) issuance and mutual funds, have created favorable market technicals for loans. With about 66% of loans trading above par as of the end of October, issuers continue to have the incentive and ability to refinance and reduce spreads, even as activity shifts to Mergers & Acquisitions (M&A) and Leveraged Buyout (LBO) activity from refinancing activity.

The Fund is 75% focused on leveraged loans. Returns have been influenced by the Fund’s aim to remain invested in higher quality assets, as times of uncertainty have been accompanied by higher volatility and increased defaults in lower-quality investments. Leveraged loans remain the more defensive leveraged credit play, given their floating rate coupons and senior secured position in the capital structure.

We maintain our preference for senior positions in the capital structure, specifically first-lien debt. Weaker documentation and less subordinated debt (which acts to cushion losses) continue to become more prevalent as demand exceeds supply. We feel these factors will likely prove negative for recoveries as the credit cycle matures.

We continue to avoid heavily levered industries, highly cyclical names, and companies with large capital expenditure needs that can impair cash flow generation in a downturn. Companies with strong cash flows, recurring revenue streams, and high margins should remain the focus in the later stages of the cycle.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
RING Container Technologies Group LLC, 2.75%	1.1%
Misys Ltd., 4.82%	1.0%
MPH Acquisition Holdings LLC, 4.33%	1.0%
Flex Acquisition Company, Inc., 4.30%	1.0%
VC GB Holdings, Inc., 4.99%	0.9%
LPL Holdings, Inc., 3.80%	0.9%
Equinox Holdings, Inc., 4.49%	0.9%
Univision Communications, Inc., 3.99%	0.9%
Altice US Finance I Corp., 3.49%	0.9%
LANDesk Group, Inc., 5.49%	0.9%
Top Ten Total	9.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2017

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	4.03%	4.57%	5.34%
A-Class Shares with sales charge‡	0.92%	3.55%	4.46%
C-Class Shares	3.26%	3.78%	4.56%
C-Class Shares with CDSC§	2.26%	3.78%	4.56%
Institutional Class Shares	4.28%	4.81%	5.59%
Credit Suisse Leveraged Loan Index	5.36%	4.40%	5.20%
		1 Year	Since Inception (05/01/15)
P-Class Shares		4.03%	3.40%
Credit Suisse Leveraged Loan Index		5.36%	3.82%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, and Institutional Class shares will vary due to differences in fee structure.

‡
Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AA	0.3%
A	3.4%
BBB	8.2%
BB	30.1%
B	49.8%
CCC	2.1%
CC	0.1%
NR2	2.8%
Other Instruments	3.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Energy - 0.0%
Titan Energy LLC*	10,110	$45,495

Consumer, Non-cyclical - 0.0%
Targus Group International, Inc*,†††,1,2	13,186	19,586

Total Common Stocks
(Cost $317,820)		65,081

MUTUAL FUNDS† - 0.7%
Guggenheim Strategy Fund I2	748,968	18,806,574
Guggenheim Strategy Fund II2	293,810	7,362,879
Total Mutual Funds
(Cost $25,947,368)		26,169,453

MONEY MARKET FUND† - 2.6%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares 0.84%[3]	96,122,988	96,122,988
Total Money Market Fund
(Cost $96,122,988)		96,122,988

	Face Amount~

SENIOR FLOATING RATE INTERESTS††,4 - 84.0%
Industrial - 18.5%
RING Container Technologies Group LLC
2.75% (3 Month USD LIBOR + 275 bps) due 09/28/24[13]	40,000,000	40,100,000
Flex Acquisition Company, Inc.
4.30% (3 Month USD LIBOR + 300 bps) due 12/29/23	36,668,813	36,749,117
VC GB Holdings, Inc.
4.99% (1 Month USD LIBOR + 375 bps) due 02/28/24	34,121,735	34,420,300
Optiv, Inc.
4.56% (3 Month USD LIBOR + 325 bps) due 02/01/24	31,190,805	29,241,380
BWAY Holding Co.
4.48% (1 Month USD LIBOR + 325 bps) due 04/03/24	27,631,997	27,696,103
DAE Aviation
4.99% (1 Month USD LIBOR + 375 bps) due 07/07/22	27,367,597	27,561,359
Quikrete Holdings, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 11/15/23	26,301,250	26,280,209
Rexnord LLC/ RBS Global, Inc.
4.06% (3 Month USD LIBOR + 550 bps) and (1 Month USD LIBOR + 550 bps) due 08/21/23[14]	25,696,843	25,783,441
Transdigm, Inc.
4.27% (1 Month USD LIBOR + 300 bps) and (3 Month USD LIBOR + 300 bps) due 05/14/22[14]	12,784,025	12,810,232
4.33% (1 Month USD LIBOR + 300 bps) and (3 Month USD LIBOR + 300 bps) due 06/04/21[14]	6,589,822	6,603,792

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Transdigm, Inc. (cont’d)
4.27% (1 Month USD LIBOR + 300 bps) and (3 Month USD LIBOR + 600 bps) due 06/09/23[14]		4,949,875	$4,961,754
Engineered Machinery Holdings, Inc.
4.56% (2 Month USD LIBOR + 325 bps) due 07/19/24		22,323,009	22,323,009
4.58% (Prime Rate + 225 bps) due 07/19/24		1,690,454	1,690,454
Travelport Finance (Luxembourg) SARL
4.06% (3 Month USD LIBOR + 275 bps) due 09/02/21		23,803,978	23,764,702
Filtration Group Corp.
4.24% (2 Month LIBOR + 300 bps) due 11/23/20		20,683,341	20,786,758
Charter Nex US, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 05/16/24		19,426,313	19,474,878
Cartrawler
3.75% (1 Month EURIBOR + 375 bps) due 04/29/21[11]	EUR	16,068,477	18,801,315
GYP Holdings III Corp.
4.31% (3 Month USD LIBOR + 300 bps) due 04/01/23		18,429,771	18,552,697
Reynolds Group Holdings, Inc.
4.24% (1 Month USD LIBOR + 300 bps) due 02/05/23		17,368,844	17,431,372
Advanced Disposal Services, Inc.
3.95% (1 Week USD LIBOR + 275 bps) due 11/10/23		16,877,941	16,976,339
Brickman Group Holdings, Inc.
4.23% (1 Month USD LIBOR + 300 bps) due 12/18/20		15,828,763	15,892,078
Arctic Long Carriers
5.74% (1 Month USD LIBOR + 450 bps) due 05/18/23		15,416,363	15,522,427
Hayward Industries, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 08/05/24		14,450,000	14,534,244
9.49% (1 Month USD LIBOR + 825 bps) due 08/04/25		500,000	495,000
CHI Overhead Doors, Inc.
4.58% (3 Month USD LIBOR + 325 bps) due 07/29/22		14,358,561	14,304,717
Engility Corp.
4.49% (Commercial Prime Lending Rate + 225 bps) and (1 Month USD LIBOR + 650 bps) due 08/14/23[14]		12,977,265	13,115,214
TMF Group Holding BV
3.50% (6 Month EURIBOR + 350 bps) due 10/13/23[11]	EUR	10,750,000	12,776,885
American Builders & Contractors Supply Co., Inc.
3.74% (1 Month USD LIBOR + 250 bps) due 10/31/23		11,969,925	12,010,503
American Bath Group LLC
6.58% (3 Month USD LIBOR + 525 bps) due 09/30/23		10,917,293	10,944,586

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Imagine Print Solutions LLC
6.09% (3 Month USD LIBOR + 475 bps) due 06/21/22		10,696,250	$10,696,250
Zodiac Pool Solutions LLC
5.33% (3 Month USD LIBOR + 400 bps) due 12/20/23		10,055,885	10,156,443
Hanjin International Corp.
2.50% (3 Month USD LIBOR + 95)due 09/28/20		9,750,000	9,750,000
Wrangler Buyer Corp.
3.00% (1 Month USD LIBOR + 300 bps)due 09/27/24[13]		9,350,000	9,392,823
CPG International LLC
5.08% (3 Month USD LIBOR + 375 bps) due 05/05/24		6,716,250	6,758,227
CPM Holdings, Inc.
5.49% (3 Month USD LIBOR + 425) due 04/11/22		6,666,389	6,727,520
Kuehg Corp. (Kindercare)
5.08% (3 Month LIBOR + 375 bps) due 08/12/22		6,571,676	6,542,958
NVA Holdings, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 08/14/21		6,144,654	6,184,963
Corialis Group Ltd.
3.75% (3 Month EURIBOR + 375 bps) due 03/11/24[11]	EUR	5,075,000	6,041,415
Crosby Worldwide
4.31% (3 Month USD LIBOR + 300 bps) due 11/23/20		6,471,837	5,970,269
Thermasys Corp.
5.31% (3 Month USD LIBOR + 400 bps) due 05/03/19		6,142,500	5,651,100
Berlin Packaging LLC
4.53% (1 Month USD LIBOR + 650 bps) and (3 Month USD LIBOR + 325 bps) due 10/01/21[14]		5,608,878	5,632,267
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 375 bps) due 09/30/24		5,109,524	5,135,071
Hardware Holdings LLC
7.83% (3 Month USD LIBOR + 650 bps) due 03/30/20		5,203,125	5,047,031
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 400 bps) due 03/29/24[11]	EUR	4,100,000	4,797,305
Generac Power Systems, Inc.
3.55% (3 Month USD LIBOR + 225 bps) due 05/31/23		4,050,000	4,050,000
Consolidated Container Co. LLC
4.74% (1 Month USD LIBOR + 350 bps) due 05/22/24		3,750,000	3,770,325
Hillman Group, Inc.
4.84% (3 Month USD LIBOR + 350 bps) due 06/30/21		3,422,685	3,431,242
Thor Bidco (Morrison Utility)
5.28% (3 Month USD LIBOR + 500 bps) due 09/20/23	GBP	2,550,000	3,416,490

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Survitec
4.25% (6 Month EURIBOR + 425 bps) due 03/12/22[11]	EUR	2,700,000	$3,055,490
SIG Onex Wizard Acquisition
4.24% (1 Month USD LIBOR + 300 bps) due 03/11/22		2,800,525	2,805,594
Learning Care Group (US), Inc.
5.28% (3 Month USD LIBOR + 400 bps) and (2 Month USD LIBOR + 400 bps) due 05/05/21[14]		2,632,852	2,652,599
SI Organization
6.08% (3 Month USD LIBOR + 475 bps) due 11/22/19		2,392,202	2,413,134
Signode Industrial Group US, Inc.
4.03% (1 Month USD LIBOR + 550 bps) and (3 Month USD LIBOR + 275 bps) due 05/01/21[14]		2,218,750	2,223,365
Doncasters Group Ltd.
9.58% (3 Month USD LIBOR + 825 bps) due 10/09/20		2,348,621	2,191,263
Constantia Lux Parent S.A.
4.24% (1 Month USD LIBOR + 300 bps) due 04/30/22		1,808,606	1,799,563
Tank Holdings Corp.
5.55% (3 Month USD LIBOR + 425 bps) due 03/16/22		1,673,913	1,680,190
Pro Mach Group, Inc.
4.99% (Commercial Prime Lending Rate + 275 bps) and (1 Month USD LIBOR + 375 bps) due 10/22/21[14]		945,875	949,820
Ceva Group plc (United Kingdom)
3.24% (3 Month EURIBOR + 475 bps) due 03/19/19[12]	EUR	840,000	478,043
6.00% (3 Month USD LIBOR + 500 bps) due 03/19/19		480,000	451,270
Pexco LLC
4.81% (3 Month USD LIBOR + 350 bps) due 05/08/24		822,938	820,880
Atkore International, Inc.
4.34% (3 Month USD LIBOR + 300 bps) due 12/22/23		594,927	597,901
Wencor Group
4.74% (1 Month LIBOR + 350 bps) due 06/19/19†††,1		306,923	294,561
NANA Development Corp.
8.08% (3 Month USD LIBOR + 675 bps) due 03/15/18		154,259	151,174
Total Industrial			683,321,411

Consumer, Non-cyclical - 15.8%
MPH Acquisition Holdings LLC
4.33% (3 Month USD LIBOR + 300 bps) due 06/07/23		36,640,781	36,904,227
Albertson’s LLC
3.99% (1 Month USD LIBOR + 275 bps) due 08/25/21		21,862,149	21,059,371
4.33% (3 Month USD LIBOR + 300 bps) due 12/21/22		6,268,539	6,034,597

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

4.32% (3 Month USD LIBOR + 300 bps) due 06/22/23		3,491,250	$3,351,600
Press Ganey Holdings, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 10/23/23		28,557,048	28,682,128
Chobani LLC
5.49% (1 Month USD LIBOR + 425 bps) due 10/10/23		28,148,195	28,382,670
Examworks Group, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 07/27/23		27,570,376	27,701,336
Smart & Final Stores LLC
4.83% (3 Month USD LIBOR + 350 bps) due 11/15/22		28,140,447	27,058,729
CHG Healthcare Services, Inc.
4.56% (3 Month USD LIBOR + 325 bps) due 06/07/23		25,044,759	25,268,408
DJO Finance LLC
4.49% (1 Month USD LIBOR + 325 bps) due 06/08/20		23,746,388	23,706,731
Dole Food Company, Inc.
4.02% (2 Month USD LIBOR + 1650 bps) and (3 Month USD LIBOR + 275 bps) and (Commercial Prime Lending Rate + 175 bps) due 04/06/24[14]		22,712,156	22,765,303
PPDI LLC
4.04% (1 Month USD LIBOR + 275 bps) and (3 Month USD LIBOR + 275 bps) due 08/18/22[14]		21,880,357	21,982,976
Diamond (BC) B.V.
4.32% (3 Month USD LIBOR + 300 bps) due 09/06/24		10,950,000	10,910,909
3.25% (3 Month EURIBOR + 325 bps) due 09/06/24[11]	EUR	9,100,000	10,728,342
JBS USA Lux SA
3.80% (3 Month USD LIBOR + 250 bps) due 10/30/22		21,064,150	20,800,848
Sterigenics-Norion Holdings
4.24% (1 Month USD LIBOR + 300 bps) due 05/15/22		20,536,900	20,536,900
American Tire Distributors, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 09/01/21		17,115,801	17,265,564
AI Aqua Zip Bidco Pty Ltd.
4.74% (1 Month USD LIBOR + 350 bps) due 12/13/23		16,420,000	16,461,050
Hearthside Group Holdings LLC
4.24% (1 Month USD LIBOR + 300 bps) due 06/02/21		15,628,846	15,661,354
Change Healthcare Holdings, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 03/01/24		14,785,700	14,818,968
Surgery Center Holdings, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 09/02/24		13,450,000	13,332,313
US Foods, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 06/27/23		13,251,951	13,326,957

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Hostess Brands LLC
3.74% (1 Month USD LIBOR + 250 bps) due 08/03/22	12,352,303	$12,388,372
Authentic Brands
4.50% (3 month LIBOR + 350 bps) due 09/27/24	12,050,000	12,080,125
5.32% (3 Month LIBOR + 400 bps) due 05/27/21	17,856,145	60,927
Grifols Worldwide Operations USA, Inc.
3.45% (1 Week USD LIBOR + 225 bps) due 01/31/25	10,945,000	10,961,636
Lineage Logistics LLC
4.74% (1 Month USD LIBOR + 350 bps) due 04/07/21	10,685,850	10,695,894
Immucor, Inc.
6.24% (1 Month USD LIBOR + 500 bps) due 06/15/21	10,523,625	10,668,325
INC Research Holdings, Inc.
3.49% (1 Month USD LIBOR + 225 bps) due 08/01/24	10,500,000	10,532,130
CareCore National LLC
5.24% (1 Month USD LIBOR + 400 bps) due 03/05/21	9,478,319	9,573,102
Endo Luxembourg Finance Co.
5.50% (1 Month USD LIBOR + 425 bps) due 04/29/24	9,276,750	9,357,922
CTI Foods Holding Co. LLC
8.49% (1 Month USD LIBOR + 725 bps) due 06/28/21	7,420,000	5,945,275
4.74% (1 Month USD LIBOR + 350 bps) due 06/29/20	3,662,453	3,296,208
CPI Holdco LLC
5.34% (3 Month LIBOR + 400 bps) due 03/21/24	9,100,306	9,168,558
ADMI Corp.
5.07% (3 Month USD LIBOR + 375 bps) due 04/29/22	7,939,086	8,008,553
Reddy Ice Holdings, Inc.
6.88% (Commercial Prime Lending Rate + 450 bps) and (3 Month USD LIBOR + 550 bps) due 05/01/19[14]	4,681,893	4,597,619
10.81% (3 Month USD LIBOR + 950 bps) due 11/01/19	2,000,000	1,875,000
Avantor, Inc.
5.00% (3 Month USD LIBOR + 400 bps)due 09/20/24	4,650,000	4,662,602
Equian LLC
5.07% (3 Month USD LIBOR + 375 bps) due 05/20/24	3,299,085	3,340,323
5.06% (3 Month USD LIBOR + 375 bps) due 05/20/24	1,017,647	1,030,368
Valeant Pharmaceuticals International, Inc.
5.99% (1 Month USD LIBOR + 475 bps) due 04/01/22	3,978,926	4,049,393
Grocery Outlet, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 10/21/21	3,910,458	3,895,794

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Global Healthcare Exchange LLC
4.58% (3 Month USD LIBOR + 325 bps) due 06/28/24		3,591,000	$3,602,240
Stratose Intermediate Holdings II LLC
4.49% (1 Month USD LIBOR + 325 bps) due 06/22/23		3,291,750	3,316,438
Nellson Nutraceutical (US)
6.33% (3 Month LIBOR + 500 bps) due 12/23/21		3,032,545	3,009,801
Arctic Glacier Group Holdings, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 03/20/24		2,412,875	2,424,939
Nellson Nutraceutical (US)
6.34% (3 Month LIBOR + 500 bps) due 12/23/21		1,883,565	1,869,438
NES Global Talent
6.81% (3 Month USD LIBOR + 550 bps) due 10/03/19		1,547,506	1,392,756
Acadia Healthcare Company, Inc.
3.98% (1 Month USD LIBOR + 275 bps) due 02/16/23		1,326,375	1,334,996
Catalent Pharma Solutions, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 05/20/21		1,026,119	1,032,850
Jacobs Douwe Egberts
3.56% (3 Month USD LIBOR + 225 bps) due 07/04/22		702,749	705,089
Rite Aid Corp.
5.99% (1 Month USD LIBOR + 475 bps) due 08/21/20		500,000	503,335
Targus Group International, Inc.
(Prime Rate + 1050 bps) due 05/24/16†††,1,2,7		152,876	—
Total Consumer, Non-cyclical			582,121,289

Consumer, Cyclical - 13.3%
Gates Global LLC
3.50% (3 Month EURIBOR + 350 bps) due 04/01/24[11]	EUR	20,173,625	23,974,211
4.58% (3 Month USD LIBOR + 325 bps) due 04/01/24		17,301,909	17,366,791
Equinox Holdings, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 03/08/24		33,915,000	34,027,936
Leslie’s Poolmart, Inc.
5.06% (3 Month USD LIBOR + 375 bps) due 08/16/23		31,124,707	31,113,502
AlixPartners, LLP
4.33% (3 Month USD LIBOR + 300 bps) due 04/04/24		28,059,000	28,111,751
USIC Holding, Inc.
5.00% (3 Month LIBOR + 350 bps) due 12/08/23		26,935,719	27,092,755
Sears Holdings Corp.
5.74% (1 Month USD LIBOR + 450 bps) due 06/30/18		24,639,552	24,300,758
Life Time Fitness, Inc.
4.32% (3 Month USD LIBOR + 300 bps) due 06/10/22		24,145,273	24,209,500

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

PC Intermediate Holdings, Inc.
4.32% (3 Month USD LIBOR + 300 bps) due 08/19/22		23,769,483	$23,864,561
Fitness International LLC
7.50% (Commercial Prime Lending Rate + 325 bps) due 07/01/20		22,029,887	22,132,106
Navistar Inc.
5.24% (1 Month USD LIBOR + 400 bps) due 08/07/20		19,656,840	19,746,869
PetSmart Inc
4.24% (1 Month USD LIBOR + 300 bps) due 03/11/22		22,241,648	18,757,049
Greektown Holdings LLC
4.24% (1 Month USD LIBOR + 300 bps) due 04/25/24		17,905,125	17,896,172
Acosta, Inc.
4.49% (1 Month USD LIBOR + 325 bps) and (3 Month USD LIBOR + 325 bps) due 09/26/21[14]		17,788,369	15,692,721
National Vision, Inc.
4.24% (1 Month USD LIBOR + 300 bps) due 03/12/21		15,329,235	15,361,119
BBB Industries, LLC
5.74% (1 Month USD LIBOR + 450 bps) due 11/03/21		15,182,083	15,333,904
Petco Animal Supplies, Inc.
4.31% (3 Month USD LIBOR + 300 bps) due 01/26/23		18,072,263	14,872,026
Eldorado Resorts, Inc.
3.56% (3 Month USD LIBOR + 225 bps) due 04/17/24		14,026,250	14,008,717
At Home Holding III Corp.
4.81% (3 Month USD LIBOR + 350 bps) due 06/03/22		12,218,750	12,096,563
Burlington Coat Factory Warehouse Corp.
3.99% (1 Month USD LIBOR + 275 bps) due 08/13/21		10,100,000	10,118,988
Trader Corp.
4.58% (3 Month USD LIBOR + 325 bps) due 09/28/23		9,828,069	9,809,690
Deuce Acquisition
6.50% (6 Month USD LIBOR + 550 bps) due 12/08/22	GBP	7,100,000	9,517,337
Cyan Blue Holdco 3 Ltd.
4.83% (3 Month USD LIBOR + 350 bps) due 08/25/24		9,077,250	9,102,757
Advantage Sales & Marketing LLC
4.49% (1 Month USD LIBOR + 325 bps) due 07/23/21		9,493,770	8,921,200
PTL Acqusition, Inc.
3.49% (1 Month USD LIBOR + 225 bps) due 08/01/23		8,217,000	8,268,356
Prime Security Services Borrower LLC
3.99% (1 Month USD LIBOR + 275 bps) due 05/02/22		6,616,792	6,670,123
Neiman Marcus Group, Inc.
4.48% (1 Month USD LIBOR + 325 bps) due 10/25/20		7,726,936	5,738,023
Belk, Inc.
6.05% (3 Month USD LIBOR + 475 bps) due 12/12/22		6,427,683	5,375,857

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Men’s Wearhouse
4.77% (1 Month USD LIBOR + 350 bps) and (3 Month USD LIBOR + 700 bps) due 06/18/21[14]		4,311,546	$4,197,032
Belmond Interfin Ltd.
3.99% (1 Month USD LIBOR + 275 bps) due 07/03/24		3,990,000	3,992,514
Penn National Gaming, Inc.
3.74% (1 Month USD LIBOR + 250 bps) due 01/19/24		2,388,000	2,396,955
International Car Wash Group Ltd.
4.50% (3 Month USD LIBOR + 350 bps) due 10/03/24		2,250,000	2,258,438
Penn Engineering & Manufacturing Corp.
3.99% (1 Month USD LIBOR + 275 bps) due 06/27/24		1,995,000	1,999,369
Truck Hero, Inc.
5.33% (3 Month USD LIBOR + 400 bps) due 04/22/24		1,392,255	1,389,930
BJ’s Wholesale Club, Inc.
4.98% (1 Month USD LIBOR + 375 bps) due 02/03/24		1,435,403	1,373,881
Total Consumer, Cyclical			491,089,461

Technology - 12.4%
Infor (US), Inc.
3.75% (3 Month EURIBOR + 275 bps) due 02/01/22[11]	EUR	21,492,000	25,501,842
4.08% (3 Month USD LIBOR + 275 bps) due 02/01/22		10,035,966	10,007,765
LANDesk Group, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 01/20/24		34,363,878	33,447,393
Verisure Cayman 2
3.00% (3 Month EURIBOR + 300 bps) due 10/21/22[11]	EUR	24,250,000	28,689,002
Solera LLC
4.49% (1 Month USD LIBOR + 325 bps) due 03/03/23		26,314,263	26,378,469
Internet Brands, Inc.
4.82% (3 Month USD LIBOR + 350 bps) due 09/13/24		25,972,309	25,799,074
First Data Corp.
3.74% (1 Month USD LIBOR + 250 bps) due 04/26/24		14,661,644	14,706,216
3.49% (1 Month USD LIBOR + 225 bps) due 07/08/22		8,199,430	8,210,827
Project Alpha (Qlik)
4.81% (3 Month USD LIBOR + 350 bps) due 04/26/24		22,977,413	22,402,977
Kronos, Inc.
4.81% (3 Month USD LIBOR + 350 bps) due 11/01/23		20,565,387	20,673,767
Seattle Spnco
3.99% (1 Month USD LIBOR + 275 bps) due 06/21/24		19,489,112	19,513,474
TIBCO Software, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 12/04/20		19,252,375	19,300,506
Epicor Software
4.99% (1 Month USD LIBOR + 375 bps) due 06/01/22		18,252,609	18,275,425
Go Daddy Operating Company LLC
3.74% (1 Month USD LIBOR + 250 bps) due 02/15/24		17,611,837	17,655,867

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Peak 10 Holding Corp.
4.81% (3 Month USD LIBOR + 350 bps) due 08/01/24		17,400,000	$17,400,000
Planview, Inc.
6.49% (1 Month LIBOR + 525 bps) due 01/27/23†††,1		15,960,000	15,748,233
Cypress Intermediate Holdings III, Inc.
4.24% (1 Month USD LIBOR + 300 bps) due 04/29/24		13,266,750	13,240,217
EIG Investors Corp.
5.32% (3 Month USD LIBOR + 400 bps) due 02/09/23		12,542,354	12,661,004
Cologix Holdings, Inc.
4.46% (3 Month USD LIBOR + 300 bps) due 03/20/24		9,650,505	9,642,495
8.24% (1 Month USD LIBOR + 700 bps) due 03/20/25		1,900,000	1,912,673
Advanced Computer Software
6.82% (3 Month USD LIBOR + 550 bps) due 03/18/22		6,301,162	6,222,398
10.81% (3 Month USD LIBOR + 950 bps) due 01/31/23		4,490,000	4,149,523
Informatica Corp.
4.83% (3 Month USD LIBOR + 350 bps) due 08/05/22		10,243,735	10,247,423
Banca Civica (UK) - Chambertin
4.24% (3 Month GBP LIBOR + 400 bps) due 05/29/19†††,1	GBP	3,800,000	5,078,512
4.74% (1 Month GBP LIBOR + 450 bps) due 05/29/20†††,1	GBP	3,800,000	5,078,512
Ipreo Holdings
4.33% (3 Month USD LIBOR + 300 bps) due 08/06/21		8,729,204	8,670,980
GlobalLogic Holdings, Inc.
5.83% (3 Month USD LIBOR + 450 bps) due 06/20/22		7,595,375	7,614,364
Aspect Software, Inc.
11.24% (1 Month USD LIBOR + 1000 bps) due 05/25/20[2]		6,759,920	6,650,071
Microsemi Corp.
3.55% (3 Month USD LIBOR + 225 bps) due 01/15/23		6,639,244	6,650,066
Palermo Finance Corp.
5.80% (3 Month USD LIBOR + 450 bps) due 04/17/23†††,1		6,433,875	6,374,732
MA Financeco LLC
3.81% (3 Month USD LIBOR + 250 bps) due 11/19/21		6,275,000	6,267,156
Switch Ltd.
3.99% (1 Month USD LIBOR + 275 bps) due 06/27/24		5,985,000	6,026,177
Micron Technology, Inc.
3.74% (1 Month USD LIBOR + 250 bps) due 04/26/22		5,745,580	5,781,950
Compucom Systems, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 05/11/20		4,196,260	3,653,390
Miami Escrow Borrower LLC
3.99% (1 Month USD LIBOR + 275 bps) due 06/21/24		2,885,888	2,889,495
Sabre GLBL, Inc.
3.49% (1 Month USD LIBOR + 225 bps) due 02/22/24		2,375,113	2,385,349

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Oberthur Technologies Group SAS
3.75% (3 Month EURIBOR + 375 bps) due 01/10/24[11]	EUR	1,150,000	$1,333,353
Total Technology			456,240,677

Communications - 9.7%
Univision Communications, Inc.
3.99% (1 Month LIBOR + 275 bps) due 03/15/24		34,006,522	33,687,880
Altice US Finance I Corp.
3.49% (1 Month USD LIBOR + 225 bps) due 07/28/25		33,693,056	33,516,168
SFR Group SA
4.56% (3 Month USD LIBOR + 325 bps) due 01/14/25		29,626,125	29,704,338
4.06% (3 Month USD LIBOR + 275 bps) due 07/31/25		500,184	497,558
Telenet Financing USD LLC
3.98% (1 Month USD LIBOR + 275 bps) due 06/30/25		29,860,000	29,942,115
Radiate HoldCo LLC
4.24% (1 Month USD LIBOR + 300 bps) due 02/01/24		30,004,127	29,575,968
Virgin Media Bristol LLC
3.98% (1 Month USD LIBOR + 275 bps) due 01/31/25		28,185,935	28,281,203
WMG Acquisition Corp.
3.74% (1 Month USD LIBOR + 250 bps) due 11/01/23		24,154,713	24,196,259
Sprint Communications, Inc.
3.75% (1 Month USD LIBOR + 250 bps) due 02/02/24		24,004,375	24,019,498
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23		24,791,080	22,803,331
CSC Holdings, LLC
3.48% (1 Month USD LIBOR + 225 bps) due 07/17/25		21,708,093	21,568,510
Mcgraw-Hill Global Education Holdings LLC
5.24% (1 Month USD LIBOR + 400 bps) due 05/04/22		19,291,580	18,922,918
Market Track LLC
5.58% (Commercial Prime Lending Rate + 325 bps) and (3 Month USD LIBOR + 425 bps) due 06/05/24[14]		13,815,375	13,746,298
Ziggo Secured Finance BV
3.73% (1 Month USD LIBOR + 250 bps) due 04/15/25		13,550,000	13,538,212
Light Tower Fiber LLC
4.49% (1 Month USD LIBOR + 325 bps) due 04/13/20		13,437,148	13,445,614
Houghton Mifflin Co.
4.24% (1 Month USD LIBOR + 300 bps) due 05/28/21		10,657,219	10,257,573
AMC Entertainment Holdings, Inc.
3.48% (1 Month USD LIBOR + 225 bps) due 12/15/23		3,184,000	3,168,080
Proquest LLC
4.99% (1 Month USD LIBOR + 375 bps) due 10/24/21		2,678,946	2,704,610

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Match Group, Inc.
3.81% (3 Month USD LIBOR + 250 bps) due 11/16/22	2,471,875	$2,487,324
Anaren, Inc.
5.83% (3 Month USD LIBOR + 450 bps) due 02/18/21	1,481,971	1,489,381
9.58% (3 Month USD LIBOR + 825 bps) due 08/18/21	275,000	272,250
Level 3 Financing, Inc.
3.49% (1 Month USD LIBOR + 225 bps) due 02/22/24	1,000,000	999,220
GTT Communications, Inc.
4.50% (1 Month USD LIBOR + 325 bps) due 01/09/24	249,372	250,307
Total Communications		359,074,615

Financial - 8.4%
Misys Ltd.
4.82% (3 Month USD LIBOR + 350 bps) due 06/13/24	37,000,000	37,152,070
LPL Holdings, Inc.
3.80% (6 Month LIBOR + 250 bps) due 03/11/24	34,314,000	34,228,215
3.65% (3 Month USD LIBOR + 225 bps) due 09/11/24	656,625	654,983
National Financial Partners Corp.
4.74% (3 Month USD LIBOR + 350 bps) due 01/08/24	32,656,000	32,860,100
Amwins Group LLC
3.98% (1 Month USD LIBOR + 275 bps) due 01/25/24	25,631,313	25,669,759
Avolon Luxembourg SARL
3.99% (1 Month USD LIBOR + 275 bps) due 03/21/22	24,139,500	24,184,641
Americold Realty Operating Partnership, LP
4.99% (1 Month USD LIBOR + 375 bps) due 12/01/22	20,838,737	21,047,125
HUB International Ltd.
4.31% (3 Month USD LIBOR + 300 bps) due 10/02/20	19,744,987	19,869,972
Alliant Holdings I L.P.
4.56% (3 Month USD LIBOR + 325 bps) due 08/12/22	16,226,718	16,279,130
TransUnion LLC
3.24% (1 Month USD LIBOR + 200 bps) due 04/10/23	16,095,039	16,052,226
Delos International
3.33% (2 Month USD LIBOR + 200 bps) due 10/06/23	11,250,000	11,315,025
York Risk Services
4.99% (1 Month USD LIBOR + 375 bps) due 10/01/21	11,318,733	11,109,337
WEX, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 06/30/23	9,973,750	10,073,488
Acrisure LLC
6.27% (2 Month USD LIBOR + 500 bps) due 11/22/23	9,674,218	9,778,990
Vantiv LLC
2.00% (3 Month USD LIBOR + 200 bps) due 09/06/24[13]	9,096,963	9,096,963

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

USI, Inc.
4.31% (6 Month USD LIBOR + 300 bps) due 05/16/24		5,500,000	$5,479,375
4.92% (3 Month USD LIBOR + 300 bps)due 05/16/24		1,654,000	1,647,798
American Stock Transfer & Trust
5.84% (3 Month USD LIBOR + 450 bps) due 06/26/20		5,619,968	5,634,018
Jefferies Finance LLC
4.31% (3 Month USD LIBOR + 300 bps) due 08/02/24		5,500,000	5,500,000
Capital Automotive L.P.
4.24% (1 Month LIBOR + 300 bps) due 03/25/24		3,861,713	3,881,021
Focus Financial Partners LLC
4.55% (3 Month USD LIBOR + 325 bps) due 07/03/24		2,750,000	2,770,625
Geo Group, Inc.
3.49% (1 Month USD LIBOR + 225 bps) due 03/22/24		2,537,250	2,539,356
Fly Leasing Ltd.
3.56% (3 Month USD LIBOR + 225 bps) due 02/09/23		1,598,470	1,601,139
Total Financial			308,425,356

Basic Materials - 2.1%
Alpha 3 B.V.
4.33% (3 Month USD LIBOR + 300 bps) due 01/31/24		28,863,038	28,935,194
PQ Corp.
4.56% (3 Month USD LIBOR + 325 bps) due 11/04/22		19,381,859	19,547,962
Nexeo Solutions LLC
5.07% (3 Month USD LIBOR + 375 bps) due 06/09/23		10,399,275	10,459,902
Arch Coal, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 03/07/24		6,835,977	6,855,187
Platform Specialty Products
4.25% (1 Month EURIBOR + 325 bps) due 06/07/20[11]	EUR	4,108,500	4,861,102
4.74% (1 Month USD LIBOR + 350 bps) due 06/07/20		1,884,395	1,889,106
Royal Holdings, Inc.
4.58% (3 Month USD LIBOR + 325 bps) due 06/20/22		4,726,250	4,735,135
Minerals Technologies, Inc.
3.52% (3 Month USD LIBOR + 225 bps) and (1 Month USD LIBOR + 675 bps) due 02/14/24[14]		826,663	830,797
Total Basic Materials			78,114,385

Utilities - 2.0%
Dynegy, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 02/07/24		28,497,759	28,613,175
Techem GmbH
3.00% (3 Month EURIBOR + 300 bps) due 07/28/24[11]	EUR	16,500,000	19,596,407
Helix Gen Funding LLC
5.08% (3 Month USD LIBOR + 375 bps) due 06/03/24		10,192,084	10,296,960
Viva Alamo LLC
5.57% (3 Month USD LIBOR + 425 bps) due 02/22/21		7,781,010	7,391,959

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Stonewall
6.83% (3 Month USD LIBOR + 550 bps) due 11/15/21	5,950,000	$5,593,000
Panda Temple II Power
7.33% (3 Month USD LIBOR + 600 bps) due 04/03/19	3,746,966	3,409,739
Total Utilities		74,901,240

Energy - 1.8%
Ultra Petroleum, Inc.
4.31% (3 Month USD LIBOR + 300 bps) due 04/12/24	19,890,000	19,840,275
Veresen Midstream LP
4.74% (1 Month USD LIBOR + 350 bps) due 03/31/22	15,468,204	15,584,215
Moss Creek Resources LLC
9.50% (1 Month USD LIBOR + 800 bps) due 04/07/22†††,1	13,338,889	13,172,153
Penn Virginia Holding Corp.
8.00% (3 Month USD LIBOR + 700 bps) due 09/29/22[13]	10,890,000	10,672,200
PSS Companies
5.83% (3 Month USD LIBOR + 450 bps) due 01/28/20	5,550,875	4,857,015
Summit Midstream Partners, LP
7.24% (1 Month USD LIBOR + 600 bps) due 05/13/22	997,500	1,009,969
Total Energy		65,135,827
Total Senior Floating Rate Interests
(Cost $3,108,051,225)		3,098,424,261

CORPORATE BONDS†† - 4.8%
Communications - 1.3%
Sprint Communications, Inc.
9.00% due 11/15/18[6]	12,700,000	13,641,958
DISH DBS Corp.
7.75% due 07/01/26	10,700,000	12,285,419
Ziggo Secured Finance BV
5.50% due 01/15/27[6]	5,000,000	5,123,450
Midcontinent Communications / Midcontinent Finance Corp.
6.88% due 08/15/23[6]	4,000,000	4,310,000
Inmarsat Finance plc
4.88% due 05/15/22[6]	3,500,000	3,570,000
Anixter, Inc.
5.50% due 03/01/23	3,000,000	3,262,500
Zayo Group LLC / Zayo Capital, Inc.
5.75% due 01/15/27[6]	2,000,000	2,120,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22	1,890,000	1,946,700
MDC Partners, Inc.
6.50% due 05/01/24[6]	1,700,000	1,712,750
Total Communications		47,972,777

Energy - 0.9%
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	5,500,000	5,952,465
5.63% due 04/15/23	4,200,000	4,655,113
CONSOL Energy, Inc.
5.88% due 04/15/22	6,750,000	6,817,500
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	5,200,000	5,596,500
Unit Corp.
6.63% due 05/15/21	4,000,000	4,010,000
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 12/01/20	2,750,000	1,897,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21	1,428,000	$1,474,410
Gibson Energy, Inc.
6.75% due 07/15/21[6]	958,000	991,530
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[7]	850,000	42,500
Total Energy		31,437,518

Consumer, Non-cyclical - 0.6%
HCA, Inc.
6.50% due 02/15/20	13,914,000	15,148,867
4.50% due 02/15/27	1,500,000	1,533,750
ServiceMaster Co. LLC
5.13% due 11/15/24[6]	4,000,000	4,110,000
Tenet Healthcare Corp.
7.50% due 01/01/22	980,000	1,037,575
AMN Healthcare, Inc.
5.13% due 10/01/24[6]	450,000	466,313
Total Consumer, Non-cyclical		22,296,505

Financial - 0.5%
Kennedy-Wilson, Inc.
5.88% due 04/01/24	9,730,000	10,021,900
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	5,000,000	5,150,000
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20	1,700,000	1,754,315
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[6]	1,050,000	1,082,813
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[6]	450,000	461,250
FBM Finance, Inc.
8.25% due 08/15/21[6]	200,000	214,000
Total Financial		18,684,278

Consumer, Cyclical - 0.5%
Nathan’s Famous, Inc.
10.00% due 03/15/20[6]	7,700,000	8,046,500
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	4,615,000	4,476,550
WMG Acquisition Corp.
6.75% due 04/15/22[6]	2,280,000	2,396,850
Lennar Corp.
4.13% due 01/15/22	1,500,000	1,548,750
Total Consumer, Cyclical		16,468,650

Industrial - 0.4%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxemburg
4.80% (3 Month USD LIBOR + 350 bps) due 07/15/21[4,6]	7,500,000	7,650,000
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.63% due 05/15/23[6]	2,100,000	2,157,120
4.25% due 09/15/22[6]	1,500,000	1,542,000
Novelis Corp.
6.25% due 08/15/24[6]	3,000,000	3,128,100
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[6]	750,000	813,750

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[6]	145,000	$160,588
Total Industrial		15,451,558

Technology - 0.4%
First Data Corp.
5.00% due 01/15/24[6]	6,250,000	6,489,375
5.75% due 01/15/24[6]	5,200,000	5,440,500
NCR Corp.
5.88% due 12/15/21	1,450,000	1,498,213
6.38% due 12/15/23	800,000	853,280
Micron Technology, Inc.
5.25% due 08/01/23	450,000	469,350
Total Technology		14,750,718

Utilities - 0.2%
Terraform Global Operating LLC
9.75% due 08/15/22[6]	4,600,000	5,106,000
AES Corp.
6.00% due 05/15/26	2,000,000	2,152,500
5.50% due 04/15/25	1,150,000	1,208,938
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6]	630,000	661,500
Total Utilities		9,128,938

Basic Materials - 0.0%
Constellium N.V.
7.88% due 04/01/21[6]	1,000,000	1,060,000
Eldorado Gold Corp.
6.13% due 12/15/20[6]	265,000	269,306
Mirabela Nickel Ltd.
2.37% due 06/24/19	1,279,819	115,184
Total Basic Materials		1,444,490

Diversified - 0.0%
HRG Group, Inc.
7.88% due 07/15/19	490,000	499,800
Total Corporate Bonds
(Cost $175,249,638)		178,135,232

ASSET-BACKED SECURITIES†† - 2.7%
Collateralized Loan Obligations - 2.7%
Golub Capital Partners CLO Ltd.
2016-33A, 3.80% (3 Month USD LIBOR + 248 bps) due 11/21/28[4,6]	12,500,000	12,466,896
2015-24A, 5.06% (3 Month USD LIBOR + 375 bps) due 02/05/27[4,6]	3,750,000	3,753,638
TICP CLO II Ltd.
2014-2A, 6.06% (3 Month USD LIBOR + 475 bps) due 07/20/26[4,6]	6,560,000	6,228,259
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,8]	6,000,000	5,329,765
PFP Ltd.
2015-2, 3.93% (1 Month USD LIBOR + 270 bps) due 07/14/34[4,6]	5,000,000	5,009,402
Cerberus Loan Funding XVII Ltd.
2016-3A, 3.69% (3 Month USD LIBOR + 253 bps) due 01/15/28[4,6]	5,000,000	4,995,728
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 4.27% (3 Month USD LIBOR + 295 bps) due 12/15/28[4,6]	5,000,000	4,986,876
Octagon Loan Funding Ltd.
due 11/18/26[8]	5,600,000	4,901,048

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Jamestown CLO V Ltd.
2014-5A, 6.40% (3 Month USD LIBOR + 510 bps) due 01/17/27[4,6]	4,000,000	$3,812,125
OCP CLO Ltd.
2016-2A, 4.16% (3 Month USD LIBOR + 285 bps) due 11/22/25[4,6]	3,800,000	3,803,194
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[8]	4,300,020	3,662,181
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 4.97% (3 Month USD LIBOR + 365 bps) due 10/10/26[4,6]	3,500,000	3,507,373
Flagship CLO VIII Ltd.
2017-8A, 3.80% (3 Month USD LIBOR + 250 bps) due 01/16/26[4,6]	3,000,000	2,999,938
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 4.08% (3 Month USD LIBOR + 270 bps) due 12/22/28[4,6]	3,000,000	2,992,196
ALM XIV Ltd.
2014-14A, 4.76% (3 Month USD LIBOR + 345 bps) due 07/28/26[4,6]	2,650,000	2,656,954
Halcyon Loan Advisors Funding Ltd.
2012-1A, 4.32% (3 Month USD LIBOR + 300 bps)due 08/15/23[4,6]	2,600,000	2,605,454
Treman Park CLO Ltd.
2015-1A, due 04/20/27[6,8]	3,000,000	2,586,218
Ares XXXIII CLO Ltd.
2016-1A, 4.12% (3 Month USD LIBOR + 280 bps) due 12/05/25[4,6]	2,500,000	2,515,561
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 5.55% (3 Month USD LIBOR + 425 bps) due 10/15/26[4,6]	2,500,000	2,508,797
KVK CLO Ltd.
2017-1A, 3.92% (3 Month USD LIBOR + 260 bps) due 05/15/26[4,6]	2,000,000	2,009,743
Catamaran CLO Ltd.
2012-1, 4.12% (3 Month USD LIBOR + 285 bps) due 12/20/23[4,6]	2,000,000	2,000,169
ACIS CLO Ltd.
2015-6A, 4.68% (3 Month USD LIBOR + 337 bps) due 05/01/27[4,6]	1,000,000	1,000,051
2013-1A, 5.80% (3 Month USD LIBOR + 450 bps) due 04/18/24[4,6]	1,000,000	1,000,022
Tralee CLO III Ltd.
2016-3A, 4.21% (3 Month USD LIBOR + 290 bps) due 07/20/26[4,6]	2,000,000	1,999,991
Galaxy XVI CLO Ltd.
2013-16A, 4.66% (3 Month USD LIBOR + 335 bps) due 11/16/25[4,6]	2,000,000	1,974,748

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Newstar Commercial Loan Funding LLC
2017-1A, 4.77% (3 Month USD LIBOR + 350 bps) due 03/20/27[4,6]	1,000,000	$1,000,136
2014-1A, 6.06% (3 Month USD LIBOR + 475 bps) due 04/20/25[4,6]	250,000	245,087
Cerberus Loan Funding XVI, LP
2016-2A, 5.10% (3 Month USD LIBOR + 380 bps) due 11/15/27[4,6]	1,000,000	1,012,158
Shackleton VII CLO Ltd.
2016-7A, 4.15% (3 Month USD LIBOR + 285 bps) due 04/15/27[4,6]	1,000,000	1,004,574
DIVCORE CLO Ltd.
2013-1A, 5.13% (1 Month USD LIBOR + 390 bps) due 11/15/32[4,6]	887,963	887,784
Cerberus Onshore II CLO LLC
2014-1A, 5.30% (3 Month USD LIBOR + 400 bps) due 10/15/23[4,6]	600,000	599,324
2014-1A, 4.80% (3 Month USD LIBOR + 350 bps) due 10/15/23[4,6]	284,838	284,794
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.61% (3 Month USD LIBOR + 330 bps) due 07/25/25[4,6]	600,000	594,593
Kingsland IV Ltd.
2007-4A, 2.75% (3 Month USD LIBOR + 145 bps) due 04/16/21[4,6]	500,000	490,304
Ares XXVI CLO Ltd.
2013-1A, (WAC) due 04/15/25[6,8]	1,250,000	471,469
Great Lakes CLO Ltd.
2014-1A, 5.50% (3 Month USD LIBOR + 420 bps) due 04/15/25[4,6]	250,000	242,786
Total Collateralized Loan Obligations		98,139,336

Collateralized Debt Obligations - 0.0%
N-Star REL CDO VIII Ltd.
2006-8A, 1.60% (1 Month USD LIBOR + 36 bps) due 02/01/41[4,6]	1,730,769	1,722,338

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A, 1.78% (1 Month USD LIBOR + 55 bps) due 03/15/19[4,9]	1,036,396	74,341
Total Asset-Backed Securities
(Cost $99,272,917)		99,936,015

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 2.5%
Residential Mortgage Backed Securities - 2.0%
LSTAR Commercial Mortgage Trust
2016-7, 3.24% (1 Month USD LIBOR + 200 bps) due 12/01/21[4,6]	13,701,606	13,701,607
RALI Series Trust
2006-QO2, 1.46% (1 Month USD LIBOR + 22 bps) due 02/25/46[4]	8,405,023	3,747,689

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

2007-QO4, 1.43% (1 Month USD LIBOR + 19 bps) due 05/25/47[4]	3,213,633	$3,095,376
2006-QO10, 1.40% (1 Month USD LIBOR + 16 bps) due 01/25/37[4]	3,190,738	2,976,185
GSAA Home Equity Trust
2006-14, 1.41% (1 Month USD LIBOR + 17 bps) due 09/25/36[4]	10,772,385	5,819,375
2007-7, 1.51% (1 Month USD LIBOR + 27 bps) due 07/25/37[4]	788,233	747,846
Soundview Home Loan Trust
2005-OPT3, 1.71% (1 Month USD LIBOR + 47 bps) due 11/25/35[4]	6,000,000	5,866,614
American Home Mortgage Investment Trust
2006-1, 1.64% (1 Month USD LIBOR + 40 bps) due 03/25/46[4]	5,815,722	5,440,689
IndyMac INDX Mortgage Loan Trust
2006-AR4, 1.45% (1 Month USD LIBOR + 21 bps) due 05/25/46[4]	5,210,132	4,966,317
CIM Trust
2017-2, 3.24% (1 Month USD LIBOR + 200 bps) due 12/25/57[4,6]	4,552,950	4,595,473
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 1.64% (1 Year CMT Rate + 81 bps) due 07/25/47[4]	4,999,940	4,589,407
American Home Mortgage Assets Trust
2006-4, 1.45% (1 Month USD LIBOR + 21 bps) due 10/25/46[4]	4,526,128	3,357,784
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.73% (1 Year CMT Rate + 84 bps) due 11/25/46[4]	3,652,575	2,931,449
Lehman XS Trust Series
2006-16N, 1.43% (1 Month USD LIBOR + 19 bps) due 11/25/46[4]	2,818,160	2,558,136
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 1.38% (1 Month USD LIBOR + 14 bps) due 07/25/37[4,6]	2,701,926	2,542,116
Nomura Resecuritization Trust
2015-4R, 1.87% (1 Month USD LIBOR + 43 bps) due 03/26/36[4,6]	2,199,035	2,109,778
2012-1R, 1.68% (1 Month USD LIBOR + 44 bps) due 08/27/47[4,6]	349,601	349,097

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 1.42% (1 Month USD LIBOR + 19 bps) due 07/25/37[4]	2,534,162	$2,221,408
Morgan Stanley Re-REMIC Trust
2010-R5, 2.51% due 06/26/36[6]	901,693	761,968
Alliance Bancorp Trust
2007-OA1, 1.48% (1 Month USD LIBOR + 24 bps) due 07/25/37[4]	745,395	663,654
New Century Home Equity Loan Trust
2004-4, 2.03% (1 Month USD LIBOR + 80 bps) due 02/25/35[4]	324,791	312,071
Total Residential Mortgage Backed Securities		73,354,039

Commercial Mortgage Backed Securities - 0.5%
Cosmopolitan Hotel Trust
2016-CSMO, 5.88% (1 Month USD LIBOR + 465 bps) due 11/15/33[4,6]	19,500,000	19,646,102
Total Collateralized Mortgage Obligations
(Cost $88,627,358)		93,000,141

SENIOR FIXED RATE INTERESTS†† - 0.1%
Consumer, Cyclical - 0.1%
Men’s Wearhouse, Inc.
5.00% due 06/18/21	4,700,000	4,506,125
Total Senior Fixed Rate Interests
(Cost $4,700,000)		4,506,125

COMMERCIAL PAPER†† - 6.8%
Hewlett-Packard Co.
1.45% due 10/30/17	33,680,000	33,640,660
1.41% due 10/16/17	10,000,000	9,994,125
Anthem, Inc.
1.36% due 10/16/17	33,000,000	32,981,300
Marriott International, Inc.
1.39% due 10/11/17	30,000,000	29,988,167
Molex Electronics Tech
1.39% due 10/12/17	25,000,000	24,989,382
1.36% due 10/10/17	5,000,000	4,998,300
Ei Du Pont De Nemours & Co.
1.34% due 10/24/17	20,000,000	19,982,878
1.33% due 10/24/17	10,000,000	9,991,503
CBS Corp.
1.40% due 11/13/17	26,400,000	26,355,853
Mondelez International, Inc.
1.30% due 10/10/17	22,000,000	21,992,850
International Paper Co.
1.36% due 10/02/17	15,000,000	14,999,433
McDonald’s Corp.
1.22% due 10/10/17	10,000,000	9,996,600
Waste Management, Inc.
1.36% due 10/10/17	10,000,000	9,996,600
Total Commercial Paper
(Cost $249,907,651)		249,907,651

Total Investments - 104.2%
(Cost $3,848,196,965)		$3,846,266,947
Other Assets & Liabilities, net - (4.2)%		(156,126,333)
Total Net Assets - 100.0%		$3,690,140,614

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2017	Net Unrealized Appreciation/(Depreciation)
Goldman Sachs	(121,385,000)	EUR	10/12/17	$145,430,397	$143,545,570	$1,884,827
J.P. Morgan	(9,920,000)	EUR	10/12/17	11,890,340	11,731,038	159,302
Citigroup	2,992,000	EUR	10/12/17	(3,565,143)	(3,538,232)	(26,911)
Goldman Sachs	2,334,000	GBP	10/12/17	(3,170,466)	(3,128,070)	(42,396)
Goldman Sachs	4,228,000	EUR	10/12/17	(5,079,528)	(4,999,882)	(79,646)
Barclays	(19,769,000)	GBP	10/12/17	26,064,952	26,494,778	(429,826)
						$1,465,350

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $45,766,289, (cost $47,371,259) or 1.2% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7 day yield as of September 30, 2017.
[4]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[5]	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
[6]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $220,711,573 (cost $215,724,178), or 6.0% of total net assets.

[7]	Security is in default of interest and/or principal obligations.
[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $74,341 (cost $836,042), or less than 0.1% of total net assets — See Note 9.

[10]	Zero coupon rate security.
[11]	The underlying reference rate was negative at period end causing the effective rate to be equal to the spread amount listed.
[12]
The underlying reference rate was negative at period end. The effective rate shown equals the minimum interest rate earned by the security. In some instances, the effective rate equals the spread amount listed plus an additional minimum rate.

[13]
This position was unsettled at period end. The underlying reference rate will not be applied to the effective rate until settlement occurs. In some instances, the effective rate equals the spread amount listed plus an additional minimum rate.

[14]	The effective rate shown is based on a weighted average of the underlying reference rates and spread amounts listed.
EUR — Euro
GBP — British Pound
CMT — Constant Maturity Treasury
EURIBOR — European Interbank Offered Rate
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Asset Backed Securities	$—	$99,936,015	$—	$—	$99,936,015
Collateralized Mortgage Obligations	—	93,000,141	—	—	93,000,141
Commercial Paper	—	249,907,651	—	—	249,907,651
Common Stocks	45,495	—	—	19,586	65,081
Corporate Bonds	—	178,135,232	—	—	178,135,232
Forward Foreign Currency Exchange Contract	—	—	2,044,129	—	2,044,129
Money Market Fund	96,122,988	—	—	—	96,122,988
Mutual Funds	26,169,453	—	—	—	26,169,453
Senior Fixed Rate Interests	—	4,506,125	—	—	4,506,125
Senior Floating Rate Interests	—	3,052,677,558	—	45,746,703	3,098,424,261
Total Assets	$122,337,936	$3,678,162,722	$2,044,129	$45,766,289	$3,848,311,076

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contract	$—	$—	$578,779	$—	$578,779
Unfunded Loans	—	—	—	1,036,307	1,036,307
Total Liabilities	$—	$—	$578,779	$1,036,307	$1,615,086

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2017, the Fund had a total value of $115,184 transfer out of Level 3 into Level 2 due to changes in the securities valuation method based on the availability of unobservable market inputs. There were no other securities that transferred between levels.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Level 3	Valuation Technique	Unobservable Inputs	Input Values
Assets:
Common Stocks	$19,586	Enterprise Value	Valuation Multiple	7.5	x
Senior Floating Rate Interests	22,417,526	Model Price	Purchase Price	—
Senior Floating Rate Interests	13,172,153	Model Price	Trade Price	—
Senior Floating Rate Interests	10,157,024	Enterprise Value	Valuation Multiple	11.0	x
Total	$45,766,289

Category	Level 3	Valuation Technique	Unobservable Inputs	Input Values
Liabilities:
Unfunded Loan Commitments	$1,036,307	Model Price	Purchase Price	—

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
FLOATING RATE STRATEGIES FUND

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2017:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Assets					Liabilities
	Senior Floating Rate Interests	Senior Fixed Rate Interests	Common Stocks	Corporate Bonds	Total Assets	Unfunded Loan Commitments
Beginning Balance	$43,247,269	$80,078	$19,616	$358,349	$43,705,312	$(2,199,518)
Purchases/Funding	45,776,937	9,197	—	—	45,786,134	3,336,639
Sales, maturities and paydowns/Receipts	(45,551,900)	(66,466)	—	—	(45,618,366)	(3,231,910)
Total realized gains or losses included in earnings	(3,202,320)	(11,576)	(1,812,588)	69,074	(4,957,410)	957,081
Total change in unrealized gains or losses included in earnings	5,476,717	(11,233)	1,812,558	(312,239)	6,965,803	101,401
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	(115,184)	(115,184)	—
Ending Balance	$45,746,703	$—	$19,586	$—	$45,766,289	$(1,036,307)
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017	$405,488	$—	$334	$—	$405,822	$599,054

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gugg65857-ncsr.htm.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
FLOATING RATE STRATEGIES FUND

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 09/30/17	Shares/ Face Amount 09/30/17	Investment Income
Aspect Software, Inc. 11.24% due 05/25/20	$6,749,430	$—	$(208,904)	$34,454	$75,091	$6,650,071	$6,759,920	$774,652
Guggenheim Strategy Fund I	18,386,427	331,070	—	—	89,077	18,806,574	748,968	331,298
Guggenheim Strategy Fund II	7,160,896	167,096	—	—	34,887	7,362,879	293,810	167,472
Targus Group International, Inc	19,252	—	—	—	334	19,586	13,186	—
Targus Group International, Inc. 14.00% due 05/24/16	—	—	—	—	—	—	152,876	—
Targus Group International, Inc. 7.50% due 12/31/19	80,078	9,197	(66,466)	(11,576)	(11,233)	—	—	9,129
	$32,396,083	$507,363	$(275,370)	$22,878	$188,156	$32,839,110		$1,282,551

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $3,815,327,554)	$3,813,427,837
Investments in affiliated issuers, at value (cost $32,869,411)	32,839,110
Foreign currency, at value (cost $1,315,931)	1,316,900
Cash	5,289,207
Unrealized appreciation on forward foreign currency exchange contracts	2,044,129
Segregated cash with broker	540,000
Prepaid expenses	237,733
Receivables:
Interest	10,500,138
Fund shares sold	4,653,925
Securities sold	3,615,609
Foreign taxes reclaim	68,518
Dividends	43,024
Total assets	3,874,576,130

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $3,116,696)	1,036,307
Unrealized depreciation on forward foreign currency exchange contracts	578,779
Segregated cash due to broker	1,970,000
Payable for:
Securities purchased	168,611,367
Fund shares redeemed	8,007,215
Distribution to shareholders	1,914,452
Management fees	1,277,732
Distribution and service fees	353,521
Fund accounting/administration fees	244,841
Transfer agent/maintenance fees	116,388
Trustees’ fees*	46,437
Miscellaneous	278,477
Total liabilities	184,435,516
Net assets	$3,690,140,614
Net assets consist of:
Paid in capital	$3,718,758,998
Accumulated net investment loss	(15,709,309)
Accumulated net realized loss on investments	(14,460,024)
Net unrealized appreciation on investments	1,550,949
Net assets	$3,690,140,614

A-Class:
Net assets	$534,910,929
Capital shares outstanding	20,564,704
Net asset value per share	$26.01
Maximum offering price per share (Net asset value divided by 97.00%)	$26.81

C-Class:
Net assets	$204,008,013
Capital shares outstanding	7,846,100
Net asset value per share	$26.00

P-Class:
Net assets	$360,828,719
Capital shares outstanding	13,865,417
Net asset value per share	$26.02

Institutional Class:
Net assets	$2,590,392,953
Capital shares outstanding	99,500,983
Net asset value per share	$26.03

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2017

Investment Income:
Dividends from securities of affiliated issuers	$498,770
Interest from unaffiliated issuers (net of foreign withholding tax of $14,285)	151,235,939
Interest from securities of affiliated issuers	783,781
Total investment income	152,518,490

Expenses:
Management fees	21,469,733
Distribution and service fees:
A-Class	1,302,037
C-Class	2,121,520
P-Class	649,548
Transfer agent/maintenance fees
A-Class	556,722
C-Class	125,063
P-Class	336,100
Institutional Class	981,742
Fund accounting/administration fees	2,646,432
Line of credit fees	541,288
Custodian fees	84,031
Trustees’ fees*	72,998
Recoupment of previously waived fees
A-Class	127
P-Class	3,441
Institutional Class	90,951
Miscellaneous	845,010
Total expenses	31,826,743
Less:
Expenses waived by Adviser	(51,135)
Expenses reimbursed by Adviser:
A-Class	(501,453)
C-Class	(102,635)
P-Class	(313,256)
Institutional Class	(782,407)
Total waived/reimbursed expenses	(1,750,886)
Net expenses	30,075,857
Net investment income	122,442,633

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(899,736)
Investments in affiliated issuers	22,878
Foreign currency transactions	(43,544)
Forward foreign currency exchange contracts	(11,842,277)
Net realized loss	(12,762,679)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	19,191,419
Investments in affiliated issuers	188,156
Foreign currency translations	11,732
Forward foreign currency exchange contracts	980,968
Net change in unrealized appreciation (depreciation)	20,372,275
Net realized and unrealized gain	7,609,596
Net increase in net assets resulting from operations	$130,052,229

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$122,442,633	$82,804,906
Net realized loss on investments	(12,762,679)	(15,139,654)
Net change in unrealized appreciation (depreciation) on investments	20,372,275	28,480,707
Net increase in net assets resulting from operations	130,052,229	96,145,959

Distributions to shareholders from:
Net investment income
A-Class	(18,831,467)	(17,533,970)
C-Class	(6,084,905)	(6,005,382)
P-Class	(9,380,954)	(3,269,505)
Institutional Class	(89,039,000)	(62,586,943)
Total distributions to shareholders	(123,336,326)	(89,395,800)

Capital share transactions:
Proceeds from sale of shares
A-Class	298,670,600	328,587,677
C-Class	66,783,552	93,383,014
P-Class	320,175,325	130,565,954
Institutional Class	1,832,796,630	1,293,714,252
Distributions reinvested
A-Class	15,548,327	15,307,772
C-Class	4,746,759	4,886,193
P-Class	9,376,862	3,269,505
Institutional Class	70,629,896	50,783,545
Cost of shares redeemed
A-Class	(233,410,919)	(292,937,913)
C-Class	(65,504,737)	(47,794,125)
P-Class	(93,746,737)	(30,899,865)
Institutional Class	(961,454,365)	(934,769,638)
Net increase from capital share transactions	1,264,611,193	614,096,371
Net increase in net assets	1,271,327,096	620,846,530

Net assets:
Beginning of year	2,418,813,518	1,797,966,988
End of year	$3,690,140,614	$2,418,813,518
Accumulated net investment loss at end of year	$(15,709,309)	$(743,658)

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	11,471,959	12,898,402
C-Class	2,566,645	3,665,393
P-Class	12,285,213	5,115,313
Institutional Class	70,326,314	50,648,724
Shares issued from reinvestment of distributions
A-Class	597,271	600,582
C-Class	182,421	191,843
P-Class	359,999	128,540
Institutional Class	2,710,743	1,990,689
Shares redeemed
A-Class	(8,965,201)	(11,505,029)
C-Class	(2,517,107)	(1,879,755)
P-Class	(3,598,615)	(1,218,323)
Institutional Class	(36,900,597)	(36,817,913)
Net increase in shares	48,519,045	23,818,466

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$25.92	$25.88	$26.52	$26.62	$26.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.93	.99	1.04	1.10	1.30
Net gain (loss) on investments (realized and unrealized)	.10	.12	(.42)	.05	.65
Total from investment operations	1.03	1.11	.62	1.15	1.95
Less distributions from:
Net investment income	(.94)	(1.07)	(1.18)	(1.20)	(1.37)
Net realized gains	—	—	(.08)	(.05)	(.06)
Total distributions	(.94)	(1.07)	(1.26)	(1.25)	(1.43)
Net asset value, end of period	$26.01	$25.92	$25.88	$26.52	$26.62

Total Return[e]	4.03%	4.47%	2.36%	4.42%	7.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$534,911	$452,611	$400,270	$365,207	$378,324
Ratios to average net assets:
Net investment income (loss)	3.58%	3.88%	3.97%	4.10%	4.90%
Total expenses[b]	1.13%	1.20%	1.19%	1.18%	1.19%
Net expenses[c,f]	1.04%[g]	1.03%	1.03%	1.04%	1.05%
Portfolio turnover rate	44%	35%	44%	58%	50%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$25.91	$25.87	$26.51	$26.60	$26.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.80	.85	.90	1.11
Net gain (loss) on investments (realized and unrealized)	.10	.12	(.43)	.06	.63
Total from investment operations	.84	.92	.42	.96	1.74
Less distributions from:
Net investment income	(.75)	(.88)	(.98)	(1.00)	(1.17)
Net realized gains	—	—	(.08)	(.05)	(.06)
Total distributions	(.75)	(.88)	(1.06)	(1.05)	(1.23)
Net asset value, end of period	$26.00	$25.91	$25.87	$26.51	$26.60

Total Return[e]	3.26%	3.68%	1.63%	3.64%	6.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$204,008	$197,296	$145,808	$132,370	$120,606
Ratios to average net assets:
Net investment income (loss)	2.83%	3.13%	3.23%	3.35%	4.19%
Total expenses[b]	1.83%	1.93%	1.91%	1.89%	1.93%
Net expenses[c,f]	1.79%[g]	1.78%	1.78%	1.79%	1.81%
Portfolio turnover rate	44%	35%	44%	58%	50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[d]
Per Share Data
Net asset value, beginning of period	$25.93	$25.89	$26.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.94	.99	.40
Net gain (loss) on investments (realized and unrealized)	.09	.12	(.46)
Total from investment operations	1.03	1.11	(.06)
Less distributions from:
Net investment income	(.94)	(1.07)	(.42)
Total distributions	(.94)	(1.07)	(.42)
Net asset value, end of period	$26.02	$25.93	$25.89

Total Return[e]	4.03%	4.46%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$360,829	$124,974	$20,536
Ratios to average net assets:
Net investment income (loss)	3.59%	3.86%	3.68%
Total expenses[b]	1.16%	1.06%	1.04%
Net expenses[c,f]	1.03%[g]	1.03%	1.02%
Portfolio turnover rate	44%	35%	44%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$25.94	$25.90	$26.54	$26.64	$26.12
Income (loss) from investment operations:
Net investment income (loss)[a]	1.00	1.05	1.10	1.16	1.36
Net gain (loss) on investments (realized and unrealized)	.10	.12	(.42)	.06	.65
Total from investment operations	1.10	1.17	.68	1.22	2.01
Less distributions from:
Net investment income	(1.01)	(1.13)	(1.24)	(1.27)	(1.43)
Net realized gains	—	—	(.08)	(.05)	(.06)
Total distributions	(1.01)	(1.13)	(1.32)	(1.32)	(1.49)
Net asset value, end of period	$26.03	$25.94	$25.90	$26.54	$26.64

Total Return[e]	4.28%	4.71%	2.59%	4.67%	7.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,590,393	$1,643,932	$1,231,352	$753,476	$457,813
Ratios to average net assets:
Net investment income (loss)	3.83%	4.11%	4.18%	4.32%	5.12%
Total expenses[b]	0.82%	0.87%	0.85%	0.87%	0.86%
Net expenses[c,f]	0.79%[g]	0.79%	0.79%	0.80%	0.81%
Portfolio turnover rate	44%	35%	44%	58%	50%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses the operating expense ratios for the periods would be:

	09/30/17	09/30/16	09/30/15	09/30/14	09/30/13
A-Class	1.02%	1.02%	1.02%	1.02%	1.03%
C-Class	1.77%	1.77%	1.77%	1.77%	1.78%
P-Class	1.02%	1.02%	1.01%	N/A	N/A
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.79%

[g]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is 0.00% for A-Class, 0.00% for P-Class, and 0.01% Institutional Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. Only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD” or the “Distributor”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee, and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2017.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Interests in Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Fund’s Statements of Assets and Liabilities.

(e) Security Transactions with paydowns

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trust (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(f) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

(h) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(k) Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(l) Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Floating Rate Strategies Fund	Hedge	$7,083,026	$159,231,751

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Fund	Primary Risk Exposure	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	Foreign forward risk	$2,044,129

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Fund	Primary Risk Exposure	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	Foreign forward risk	$578,779

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Primary Risk Exposure	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	Foreign exchange risk	$(11,842,277)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Primary Risk Exposure	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	Foreign exchange risk	$980,968

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash with broker/receivable for variation margin, or payable for swap settlement/ variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not off set derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Floating Rate Strategies Fund	Forward foreign currency exchange contracts	$2,044,129	$—	$2,044,129	$(122,042)	$(1,762,785)	$159,302

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Floating Rate Strategies Fund	Forward foreign currency exchange contracts	$578,779	$—	$578,779	$(122,042)	$(429,826)	$26,911

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund’s fair valuation guidelines categorize these securities as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion of the Fund’s advisory fees.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Floating Rate Strategies Fund - A-Class	1.02%	11/30/12	02/01/19
Floating Rate Strategies Fund - C-Class	1.77%	11/30/12	02/01/19
Floating Rate Strategies Fund - P-Class	1.02%	05/01/15	02/01/19
Floating Rate Strategies Fund - Institutional Class	0.78%	11/30/12	02/01/19

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2017, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2018	Expires 2019	Expires 2020	Fund Total
Floating Rate Strategies Fund
A-Class	$521,200	$715,008	$506,871	$1,743,079
C-Class	164,290	254,684	104,116	523,090
P-Class	—	16,627	320,707	337,054
Institutional Class	538,037	1,021,450	819,172	2,378,659

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NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2017, $94,519 was recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2017, the Fund did not waive any fees related to investments in affiliated funds.

For the year ended September 30, 2017, GFD retained sales charges of $705,455 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“ MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s fees and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Floating Rate Strategies Fund	$123,336,326	$—	$—	$123,336,326

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Floating Rate Strategies Fund	$89,395,800	$—	$—	$89,395,800

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/(Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Floating Rate Strategies Fund	$—	$—	$(3,240,202)	$(13,469,697)	$(11,908,485)	$(28,618,384)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2017, capital loss carryforwards for the Fund were as follows:

			Unlimited
Fund	Expires in 2018	Expires in 2019	Short-Term	Long-Term	Total Capital Loss Carryforward
Floating Rate Strategies Fund	$—	$—	$—	$(11,134,225)	$(11,134,225)

For the year ended September 30, 2017, the following capital loss carryforward amount was utilized:

Fund	Amount
Floating Rate Strategies Fund	$2,869,638

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investment in CLO securities, “mark-to-market” of forward foreign currency exchange contracts, paydown reclasses, amortization, losses deferred due to wash sales, distribution payable, and foreign currency gains and losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
Floating Rate Strategies Fund	$—	$(14,071,958)	$14,071,958

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Floating Rate Strategies Fund	$3,851,522,764	$34,405,552	$(39,661,369)	$(5,255,817)

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2017, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until October 1, 2017:

Fund	Ordinary	Capital
Floating Rate Strategies Fund	$(2,335,472)	$—

Note 7 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Floating Rate Strategies Fund	$2,643,193,488	$1,358,494,157

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Floating Rate Strategies Fund	$17,202,100	$—	$—

Note 8 – Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2017 were as follows:

Borrower	Maturity Date	Face Amount	Value
Floating Rate Strategies Fund
Advantage Sales & Marketing LLC	07/25/19	$8,000,000	$373,857
American Stock Transfer & Trust	06/26/18	800,000	15,154
Beacon Roofing Supply, Inc.	02/28/18	16,300,000	—
CEVA Group plc (United Kingdom)	03/19/19	1,554,800	93,062
Engineered Machinery Holdings, Inc.	07/19/24	512,644	1,248
Recess Holdings, Inc.	09/30/24	690,476	—
Signode Industrial Group US, Inc.	05/01/19	11,400,000	450,553
Vantiv LLC	09/08/24	2,553,037	—
Wencor Group	06/19/19	2,543,077	102,433
			$1,036,307

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
Floating Rate Strategies Fund	Airplanes Pass Through Trust 2001-1A, 1.78% (1 Month USD LIBOR + 55 bps) due 03/15/19	12/27/11	$836,042	$74,341

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NOTES TO FINANCIAL STATEMENTS (concluded)

Note 10 – Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain aﬃliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The funds that participate in the line of credit including the Fund, paid aggregate upfront costs of $ 982,952 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. These amounts are included within Line of Credit Fees on the Statements of Operations.

A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, 1 month LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The Funds did not have any borrowings under this agreement as of and for the period ended September 30, 2017.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Floating Rate Strategies Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Floating Rate Strategies Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Interest Income	Qualified Short-Term Capital Gain
Floating Rate Strategies Fund	98.76%	0.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Diversified Income Fund (“Diversified Income Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met

[1]
The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

[2]
Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information

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provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2016, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the since-inception and/or three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 8th percentile for both periods. The Committee considered that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered

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the more recent one-year period ended December 31, 2016, and observed that the return of Fund’s Class A shares ranked in the 5th percentile of its performance universe, exceeding the performance universe median.

Diversified Income Fund:3The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 22nd and 24th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding its performance universe median for both periods.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 6th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2016, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 9th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund:4 The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 55th and 14th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding the performance universe median for the three-month period.

[3]
At a meeting held on August 20, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Diversified Income Fund, for an initial two-year term (the “Diversified Income Fund IMA”). The Committee determined to include the Diversified Income Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

[4]
At a meeting held on November 10, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Market Neutral Real Estate Fund, for an initial two-year term (the “Market Neutral RE Fund IMA”). The Committee determined to include the Market Neutral RE Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 3rd and 16th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 46th and 1st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 31st and 13th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, and exceeded the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 14th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares exceeded the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 37th and 25th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 69th and 62nd percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 7th.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 63rd and 58th percentiles, respectively. The Committee noted measures taken by the Adviser to remedy

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longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the Fund’s return exceeded the median of its performance universe, ranking in the 9th percentile.

Small Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 67th and 71st percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 35th percentile.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently

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different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (44th and 46th percentiles, respectively) of its peer group. The net effective management fee5 ranks in the third quartile (72nd percentile). The Committee considered the Adviser’s proposal, presented at the May Meeting, to reduce the Fund’s expense cap by 35 basis points across all share classes.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (35th and 27th percentiles, respectively) of its peer group and the asset weighted total net expense ratio is in the first quartile (1st percentile) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in fourth quartile (84th percentile) of its peer group and the net effective management fee is in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the second quartile (48th percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (48th percentile) of its peer group and the net effective management fee is in the third quartile (75th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the fourth quartile (81st percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (85th, 89th and 94th percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

[5]
The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio is in the second quartile (33rd and 39th percentiles, respectively) of its peer group. The net effective management fee is in the third quartile (55th percentile) of its peer group.

Limited Duration Fund: The net effective management fee is in the third quartile (71st percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile). The Committee considered the Fund’s strong performance and top decile performance universe rankings for the three- and one-year periods ended December 31, 2016.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee rank in the fourth quartile (86th and 80th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In addition, the Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Market Neutral Real Estate Fund: Each of the average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio is in the third quartile (36th, 38th and 39th percentiles, respectively) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the fourth quartile (76th and 86th percentiles, respectively) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee6 peer group rankings would be 53rd percentile for Class A shares, 64th percentile for Class C shares, and 47th percentile for Class P shares.

[6]	The “gross management fee,” with respect to Mid Cap Value Fund and Small Cap Value Fund, is the sum of the advisory fee and the administration fee.

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Mid Cap Value Institutional Fund: The total net expense ratio is in the third quartile (68th percentile) and the contractual advisory fee and net effective management fee are in the fourth quartile (86th and 77th percentiles, respectively). The Committee considered the strategy enhancements implemented for the Fund and the Fund’s strong recent performance, including a top decile performance universe ranking for the one-year period ended December 31, 2016.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (49th and 27th percentiles, respectively) of its peer group and the net effective management fee is in the first quartile (22nd percentile).

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) of its peer group and the net effective management fee and the asset weighted total net expense ratio are in the second quartile (50th and 28th percentiles, respectively) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund (58th percentile), the net effective management fee (75th percentile) and the asset weighted total net expense ratio (75th percentile) are in the third quartile of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (25th percentile) of its peer group. The net effective management fee and asset weighted total net expense ratio are in the fourth quartile (77th and 85th percentiles, respectively) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the net effective management fee is in the first quartile (16th percentile) as of December 31, 2016. The Fund’s asset weighted total net expense ratio is in the second quartile (36th percentile) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee peer group rankings would be 25th percentile for Class A shares, 31st percentile for Class C shares, 18th percentile for Class I shares, and 29th percentile for Class P shares.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the second quartile (39th and 33rd percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

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World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (32nd and 49th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (68th percentile) of its peer group. The Committee noted that in November 2016 the Adviser recommended and the Board approved a 24 basis point reduction in the Fund’s expense cap (across all share classes).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and

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support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether a breakpoint would be appropriate for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account, the advisory fee breakpoints offered by the Adviser and approved by the Board with respect to several of the fixed income Funds, to take effect on May 1, 2017.

The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub- Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

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Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (64th and 52nd percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002- present). Former: Peabody Energy Company (2003- Apr. 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

9.30.2017

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

GuggenheimInvestments.com	TRB-ANN-0917x0918

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	68
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89
OTHER INFORMATION	90
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	106
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	113

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2017

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2017.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2017

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2017

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2017

Assuming no major geopolitical or other unforeseen shocks, we expect the U.S. economy will grow by between 2.0–2.5% in real terms in 2017 and 2018, supported by a strong labor market at home, a synchronized upswing in the global economy, and favorable financial conditions. Risks to our growth outlook are to the upside if Washington delivers on promises to cut taxes. Third quarter economic data was less distorted by the recent hurricanes than expected, and rebuilding efforts should be a positive for growth heading into 2018.

The labor market is steadily tightening, as seen in the drop in the unemployment rate to a cycle low of 4.2% in September, underscoring the robust—and unsustainable—underlying trend in hiring. Leading indicators, including hiring intentions surveys, point to further declines in the unemployment rate.

Meanwhile, inflation continues to be well below the U.S. Federal Reserve’s (the “Fed”) 2% longer-run goal, with core personal consumption expenditure inflation coming in at 1.3% in September. However, inflation lags Gross Domestic Product (“GDP”) growth by about six quarters; because growth has accelerated over the past year, and the dollar has depreciated, inflation will likely move closer to 2% by the second quarter of 2018.

Economic and financial conditions are supportive enough for the Fed to continue to resume a quarterly pattern of rate increases in December, and to begin balance sheet normalization this year. The Fed announced in September 2017 that it would allow a maximum of $4 billion in Agency debt and mortgage-backed securities (MBS) and $6 billion in Treasuries to mature on a monthly basis starting in October 2017. The monthly cap will gradually rise to reach a maximum of $20 billion for MBS and $30 billion for Treasuries.

What impact might the start of balance sheet normalization have on fixed-income markets? According to Fed research, quantitative easing (QE) programs depressed the 10-year Treasury term premium by approximately 100 basis points. Theoretically, unwinding QE should remove that source of downward pressure on term premiums, resulting in a commensurate rise in Treasury yields, all else being equal. A normalization of term premiums will have a modest impact if it occurs over several years. However, four years ago we saw the impact it could have on bond markets if investors price this in abruptly. During the Taper Tantrum of 2013, 10-year Treasury yields rose by 137 basis points between May and September as then-Fed Chair Ben Bernanke first spoke of the potential that the Fed would soon taper purchases of Treasuries and MBS. This caused corporate bond yields to rise as well.

While we do not expect a sharp repricing in markets, it is important to consider the combined effect of slowly rising short-term rates and term premiums on corporate bond yields. An increase in term premiums in the Treasury market will likely raise borrowing costs for investment-grade corporate issuers, in turn raising costs for high-yield bonds as well.

For the 12 months ended September 30, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.61%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 19.10%. The return of the MSCI Emerging Markets Index* was 22.46%.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2017

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.07% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 8.88%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.66% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2017 and ending September 30, 2017.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Total Return Bond Fund
A-Class	0.86%	3.11%	$ 1,000.00	$ 1,031.10	$ 4.38
C-Class	1.60%	2.73%	1,000.00	1,027.30	8.13
P-Class	0.87%	3.10%	1,000.00	1,031.00	4.43
R6-Class	0.51%	3.31%	1,000.00	1,033.10	2.60
Institutional Class	0.51%	3.28%	1,000.00	1,032.80	2.60

Table 2. Based on hypothetical 5% return (before expenses)
Total Return Bond Fund
A-Class	0.86%	5.00%	$ 1,000.00	$ 1,020.76	$ 4.36
C-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
P-Class	0.87%	5.00%	1,000.00	1,020.71	4.41
R6-Class	0.51%	5.00%	1,000.00	1,022.51	2.59
Institutional Class	0.51%	5.00%	1,000.00	1,022.51	2.59

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2017 to September 30, 2017.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; James W. Michal, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2017.

For the one-year period ended September 30, 2017, Guggenheim Total Return Bond Fund returned 3.33%1, compared with the 0.07% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

In June 2017, the Fed delivered its fourth rate hike since the financial crisis, raising the fed funds rate target range to 1.00–1.25%. We anticipate over time the yield curve will bear flatten (the condition in which short-term rates rise faster than long-term rates). The Fund therefore maintained its “barbell” approach to duration management. Over half of the Portfolio had a floating rate based on LIBOR at period end. At the other end of the “barbell” are longer-term debt, with higher yields and higher credit quality. The strategy continued to employ fixed to floating swaps to reduce key rate exposure at the short and intermediate parts of the curve, which we believe may be vulnerable as the curve flattens.

The Fund rotated into higher quality assets and increased cash as market valuations signaled caution. Given spread tightening, the Fund moved up in credit quality and reduced its targets for below investment grade over the period. This was not due to the default cycle, but rather current valuation. The allocation to high yield securities was materially reduced over the period.

The Fund’s positive returns were largely attributable to the tightening of credit spreads and the Fund’s carry; losses attributable to the increase in interest rates over the period were mitigated by the Fund maintaining low duration over the period.

The Fund also uses derivatives to hedge against changes in interest rates and foreign asset exposure. For the period, returns from derivatives were negligible.

During the period, the Fund’s positive returns were largely driven by investments in collateralized loan obligations (“CLOs”), non-agency residential mortgage-backed securities (“NA-RMBS”) and preferreds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)

CLOs offered attractive risk-adjusted returns. The Fund favored less credit risk and spread duration, specifically the shorter and higher-quality tranches. Investment-grade CLOs offered spread pickup versus investment-grade corporate bonds.

NA-RMBS holdings were a positive contributor due to carry as well as price appreciation. Prices appreciated from spread tightening and improving market expectations for future cash flows. Impact from curve flattening was mitigated given the floating and low duration characteristics of the NA-RMBS holdings.

The preferred sector continues to outperform the broader corporate market, driven by continued demand for yield and a lack of supply from the domestic U.S. banks. We believe the technical backdrop remains positive for preferreds and have a preference for fixed-to-float preferreds with higher back-ends to provide protection if the securities extend past the call date.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended September 30, 2017, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2017

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2017

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
R6-Class	October 19, 2016
Institutional Class	November 30, 2011

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	36.1%
AA	18.7%
A	11.4%
BBB	13.5%
BB	3.6%
B	3.2%
CCC	3.3%
CC	0.6%
C	0.5%
NR2	5.6%
Total	96.5%
Other Instruments	3.5%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond, 11/15/44	4.7%
U.S. Treasury Bond, 11/15/46	2.0%
U.S. Treasury Bond, 02/15/47	2.0%
Kingdom of Denmark, 4.00%	1.2%
Guggenheim Floating Rate Strategies Fund — Institutional Class	1.0%
Kingdom of Sweden, 10/18/17	1.0%
CIT Mortgage Loan Trust, 2.59%	0.9%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.24%	0.9%
Station Place Securitization Trust, 2.14%	0.9%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.02%	0.8%
Top Ten Total	15.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2017

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2017

Average Annual Returns*
Periods Ended September 30, 2017

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	3.33%	4.90%	5.86%
A-Class Shares with sales charge†	(0.79%)	3.89%	4.98%
C-Class Shares	2.58%	4.14%	5.09%
C-Class Shares with CDSC§	1.58%	4.14%	5.09%
Institutional Class Shares	3.68%	5.27%	6.23%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	2.64%

		1 Year	Since Inception (05/01/15)
P-Class Shares		3.34%	4.15%
Bloomberg Barclays U.S. Aggregate Bond Index		0.07%	2.24%

			Since Inception (10/19/16)
R6-Class Shares			3.97%
Bloomberg Barclays U.S. Aggregate Bond Index			0.49%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†
Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns (based on subscriptions made prior to October 1, 2015), and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2017
TOTAL RETURN BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Energy - 0.0%
Titan Energy LLC*	6,740	$30,330

Total Common Stocks
(Cost $200,000)		30,330

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
Seaspan Corp. 6.38% due 04/30/19	44,000	1,140,480
Total Preferred Stocks
(Cost $1,100,000)		1,140,480

MUTUAL FUNDS† - 1.4%
Guggenheim Floating Rate Strategies Fund — Institutional Class[2]	2,960,958	77,103,355
Guggenheim Strategy Fund II2	573,161	14,363,426
Guggenheim Strategy Fund I2	490,894	12,326,353
Guggenheim Strategy Fund III[2]	373,283	9,347,011
Total Mutual Funds
(Cost $112,764,412)		113,140,145

CLOSED-END FUND† - 0.1%
Guggenheim Strategic Opportunities Fund[2]	481,691	10,260,018
Total Closed-End Fund
(Cost $8,478,228)		10,260,018

MONEY MARKET FUND† - 2.1%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 0.84%[3]	170,184,091	170,184,091
Total Money Market Fund
(Cost $170,184,091)		170,184,091

	Face Amount~

ASSET-BACKED SECURITIES†† - 37.3%
Collateralized Loan Obligations - 28.0%
CIFC Funding Ltd.
2017-3A, 2.33% (3 Month USD LIBOR + 102 bps) due 10/24/25[4,5]	24,700,000	24,726,775
2015-2A, 3.22% (3 Month USD LIBOR + 190 bps) due 12/05/24[4,5]	18,500,000	18,514,630
2017-3A, 2.26% (3 Month USD LIBOR + 95 bps) due 07/22/26[4,5]	12,100,000	12,099,818
2017-3A, 2.81% (3 Month USD LIBOR + 150 bps) due 10/24/25[4,5]	11,500,000	11,549,459
2015-3A, 3.41% (3 Month USD LIBOR + 210 bps) due 10/19/27[4,5]	9,750,000	9,812,142
2016-1A, 3.26% (3 Month USD LIBOR + 195 bps) due 01/22/27[4,5]	9,100,000	9,132,461
2016-5A, 4.00% (3 Month USD LIBOR + 270 bps) due 01/17/27[4,5]	3,750,000	3,750,917
2015-2A, 3.40% (3 Month USD LIBOR + 210 bps) due 04/15/27[4,5]	2,000,000	2,000,072
Fortress Credit Opportunities III CLO, LP
2014-3A, 2.95% (3 Month USD LIBOR + 165 bps) due 04/28/26[4,5]	64,300,000	64,576,642
2014-3A, 4.00% due 04/28/26[5]	7,700,000	7,710,638

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

2014-3A, 3.55% (3 Month USD LIBOR + 225 bps) due 04/28/26[4,5]	650,000	$650,410
2014-3A, 4.40% (3 Month USD LIBOR + 310 bps) due 04/28/26[4,5]	400,000	400,742
Golub Capital Partners CLO Ltd.
2016-33A, 3.80% (3 Month USD LIBOR + 248 bps) due 11/21/28[4,5]	48,750,000	48,620,890
2015-25A, 3.11% (3 Month USD LIBOR + 180 bps) due 08/05/27[4,5]	16,500,000	16,527,155
2015-24A, 4.01% (3 Month USD LIBOR + 270 bps) due 02/05/27[4,5]	5,000,000	5,007,868
2014-21A, 3.76% (3 Month USD LIBOR + 245 bps) due 10/25/26[4,5]	2,700,000	2,665,403
2014-18A, 4.81% (3 Month USD LIBOR + 350 bps) due 04/25/26[4,5]	500,000	499,209
Shackleton CLO Ltd.
2016-7A, 3.25% (3 Month USD LIBOR + 195 bps) due 04/15/27[4,5]	20,250,000	20,373,758
2017-5A, 2.96% (3 Month USD LIBOR + 165 bps) due 05/07/26[4,5]	19,900,000	19,917,375
2017-4A, 2.80% (3 Month USD LIBOR + 150 bps) due 01/13/25[4,5]	14,950,000	14,952,152
2015-8A, 4.26% (3 Month USD LIBOR + 295 bps) due 10/20/27[4,5]	7,600,000	7,631,318
KVK CLO Ltd.
2017-1A, 3.12% (3 Month USD LIBOR + 180 bps) due 05/15/26[4,5]	24,865,000	25,039,769
2017-2A, 3.05% (3 Month USD LIBOR + 175 bps) due 01/15/26[4,5]	19,200,000	19,293,370
2017-2A, 2.95% (3 Month USD LIBOR + 165 bps) due 07/15/26[4,5]	14,800,000	14,812,564
2013-1A, due 04/14/25[5,6]	3,800,000	1,338,519
Hunt CRE Ltd.
2017-FL1, 2.23% (1 Month USD LIBOR + 100 bps) due 08/15/34[4,5]	40,700,000	40,724,552
2017-FL1, 2.53% (1 Month USD LIBOR + 130 bps) due 08/15/34[4,5]	8,730,500	8,728,229
2017-FL1, 2.88% (1 Month USD LIBOR + 165 bps) due 08/15/34[4,5]	3,000,000	3,013,607
Vibrant CLO II Ltd.
2017-2A, 2.21% (3 Month USD LIBOR + 90 bps) due 07/24/24[4,5]	31,650,000	31,627,442
2017-2A, 2.76% (3 Month USD LIBOR + 145 bps) due 07/24/24[4,5]	17,750,000	17,738,334

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 3.37% (3 Month USD LIBOR + 205 bps) due 12/15/28[4,5]	42,200,000	$42,368,028
2016-7A, 4.27% (3 Month USD LIBOR + 295 bps) due 12/15/28[4,5]	5,000,000	4,986,876
PFP Ltd.
2017-3, 2.28% (1 Month USD LIBOR + 105 bps) due 01/14/35[4,5]	28,197,922	28,241,908
2015-2, 3.23% (1 Month USD LIBOR + 200 bps) due 07/14/34[4,5]	16,500,000	16,482,363
2017-3, 2.98% (1 Month USD LIBOR + 175 bps) due 01/14/35[4,5]	2,000,000	2,007,827
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 3.00% (3 Month USD LIBOR + 170 bps) due 10/15/26[4,5]	26,200,000	26,365,479
2017-5A, 3.40% due 10/15/26[5]	16,000,000	16,064,733
2017-5A, 4.45% (3 Month USD LIBOR + 315 bps) due 10/15/26[4,5]	1,750,000	1,755,425
2017-5A, 3.65% (3 Month USD LIBOR + 235 bps) due 10/15/26[4,5]	1,500,000	1,510,346
2017-5A, 3.75% due 10/15/26[5]	1,000,000	1,003,176
Fortress Credit BSL II Ltd.
2017-2A, 2.96% (3 Month USD LIBOR + 165 bps) due 10/19/25[4,5]	42,850,000	43,052,218
Figueroa CLO Ltd.
2017-2A, 2.58% (3 Month USD LIBOR + 125 bps) due 06/20/27[4,5]	40,000,000	40,077,368
Woodmont Trust
2017-3A, 3.30% (3 Month USD LIBOR + 173 bps) due 10/18/29[4,5]	16,000,000	15,977,557
2017-2A, 3.03% (3 Month USD LIBOR + 180 bps) due 07/18/28[4,5]	10,100,000	10,087,684
2017-3A, 3.00% (3 Month USD LIBOR + 195 bps) due 10/18/29[4,5]	9,800,000	9,774,910
Resource Capital Corporation Ltd.
2017-CRE5, 2.03% (1 Month USD LIBOR + 80 bps) due 07/15/34[4,5]	35,150,000	35,226,768
NXT Capital CLO LLC
2017-1A, 3.13% (3 Month USD LIBOR + 170 bps) due 04/20/29[4,5]	33,000,000	32,962,980
2015-1A, 4.96% (3 Month USD LIBOR + 365 bps) due 04/21/27[4,5]	1,000,000	983,005
Telos CLO 2014-6 Ltd.
2017-6A, 3.05% (3 Month USD LIBOR + 175 bps) due 01/17/27[4,5]	32,000,000	32,200,040
Cerberus Loan Funding XVII Ltd.
2016-3A, 3.69% (3 Month USD LIBOR + 253 bps) due 01/15/28[4,5]	31,500,000	31,473,084

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Flagship CLO VIII Ltd.
2017-8A, 3.00% (3 Month USD LIBOR + 170 bps) due 01/16/26[4,5]	30,900,000	$31,056,580
WhiteHorse VI Ltd.
2016-1A, 3.21% (3 Month USD LIBOR + 190 bps) due 02/03/25[4,5]	22,100,000	22,116,751
2016-1A, 4.06% (3 Month USD LIBOR + 275 bps) due 02/03/25[4,5]	8,500,000	8,598,791
Venture XIX CLO Ltd.
2016-19A, 3.30% (3 Month USD LIBOR + 200 bps) due 01/15/27[4,5]	29,450,000	29,907,117
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 3.25% (3 Month USD LIBOR + 178 bps) due 07/20/29[4,5]	29,700,000	29,660,222
Great Lakes CLO Ltd.
2015-1A, 3.25% (3 Month USD LIBOR + 195 bps) due 07/15/26[4,5]	10,000,000	10,028,188
2014-1A, 3.15% (3 Month USD LIBOR + 185 bps) due 04/15/25[4,5]	9,500,000	9,508,730
2015-1A, 4.00% (3 Month USD LIBOR + 270 bps) due 07/15/26[4,5]	4,000,000	4,004,948
2012-1A, 4.05% (3 Month USD LIBOR + 275 bps) due 01/15/23[4,5]	4,000,000	3,996,757
2012-1A, 5.40% (3 Month USD LIBOR + 410 bps) due 01/15/23[4,5]	1,250,000	1,249,960
2012-1A, due 01/15/23[6,7]	1,000,000	466,571
2014-1A, 5.00% (3 Month USD LIBOR + 370 bps) due 04/15/25[4,5]	250,000	250,006
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[5]	20,500,000	20,994,740
2016-2A, 5.29% due 05/12/31[5]	5,000,000	5,038,148
Cerberus Loan Funding XVI, LP
2016-2A, 3.35% (3 Month USD LIBOR + 205 bps) due 11/15/27[4,5]	15,500,000	15,792,818
2016-2A, 3.65% (3 Month USD LIBOR + 235 bps) due 11/15/27[4,5]	9,350,000	9,378,274
Golub Capital Partners CLO 16 Ltd.
2017-16A, 3.01% (3 Month USD LIBOR + 170 bps) due 07/25/29[4,5]	17,500,000	17,475,876
2017-16A, 3.16% (3 Month USD LIBOR + 185 bps) due 07/25/29[4,5]	6,700,000	6,692,580
Flatiron CLO Ltd.
2017-1A, 2.76% (3 Month USD LIBOR + 160 bps) due 07/17/26[4,5]	16,600,000	16,637,637
2017-1A, 2.95% (3 Month USD LIBOR + 165 bps) due 01/17/26[4,5]	7,100,000	7,129,365

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

ALM XIV Ltd.
2017-14A, 2.86% (3 Month USD LIBOR + 155 bps) due 07/28/26[4,5]	22,900,000	$22,948,585
2014-14A, 4.76% (3 Month USD LIBOR + 345 bps) due 07/28/26[4,5]	300,000	300,787
A Voce CLO Ltd.
2017-1A, 2.85% (3 Month USD LIBOR + 155 bps) due 07/15/26[4,5]	23,200,000	23,199,635
Shackleton 2014-VI CLO
2017-6A, 2.90% (3 Month USD LIBOR + 160 bps) due 07/17/26[4,5]	22,900,000	22,907,634
Avery Point V CLO Ltd.
2017-5A, 2.28% (3 Month USD LIBOR + 98 bps) due 07/17/26[4,5]	22,700,000	22,813,500
OZLM IX Ltd.
2017-9A, 2.96% (3 Month USD LIBOR + 165 bps) due 01/20/27[4,5]	22,550,000	22,680,070
Cent CLO 20 Ltd.
2017-20A, 2.94% (3 Month USD LIBOR + 163 bps) due 01/25/26[4,5]	22,500,000	22,493,722
Venture XII CLO Ltd.
2017-12A, 2.95% (3 Month USD LIBOR + 163 bps) due 02/28/26[4,5]	22,300,000	22,331,099
Oaktree EIF II Series A2 Ltd.
2017-A2, 3.02% (3 Month USD LIBOR + 170 bps) due 11/15/25[4,5]	21,900,000	22,019,006
Symphony CLO XIV Ltd.
2017-14A, 3.15% (3 Month USD LIBOR + 185 bps) due 07/14/26[4,5]	21,275,000	21,360,519
Regatta V Funding Ltd.
2017-1A, 2.91% (3 Month USD LIBOR + 160 bps) due 10/25/26[4,5]	20,950,000	21,002,578
Newstar Commercial Loan Funding LLC
2017-1A, 3.77% (3 Month USD LIBOR + 250 bps) due 03/20/27[4,5]	12,750,000	12,807,927
2016-1A, 5.07% (3 Month USD LIBOR + 375 bps) due 02/25/28[4,5]	5,750,000	5,755,404
2015-1A, 4.11% (3 Month USD LIBOR + 280 bps) due 01/20/27[4,5]	1,000,000	1,002,018
2014-1A, 4.91% (3 Month USD LIBOR + 360 bps) due 04/20/25[4,5]	500,000	498,202
Galaxy XVIII CLO Ltd.
2017-18A, 2.80% (3 Month USD LIBOR + 150 bps) due 10/15/26[4,5]	19,550,000	19,619,558
CIFC Funding 2014 Ltd.
2017-1A, 2.90% (3 Month USD LIBOR + 160 bps) due 04/18/25[4,5]	19,150,000	19,178,725
Flagship VII Ltd.
2017-7A, 2.86% (3 Month USD LIBOR + 155 bps) due 01/20/26[4,5]	19,125,000	19,125,077

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Northwoods Capital XIV Ltd.
2017-14A, 3.01% (3 Month USD LIBOR + 170 bps) due 11/12/25[4,5]	18,450,000	$18,479,892
Atlas Senior Loan Fund IV Ltd.
2017-2A, 2.77% (3 Month USD LIBOR + 240 bps) due 02/17/26[4,5]	18,450,000	18,428,880
York CLO 1 Ltd.
2017-1A, 3.01% (3 Month USD LIBOR + 170 bps) due 01/22/27[4,5]	17,800,000	17,908,706
TICP CLO I Ltd.
2017-1A, 2.91% (3 Month USD LIBOR + 160 bps) due 04/26/26[4,5]	17,250,000	17,276,762
OCP CLO Ltd.
2016-2A, 4.16% (3 Month USD LIBOR + 285 bps) due 11/22/25[4,5]	6,500,000	6,505,463
2014-6A, 4.40% (3 Month USD LIBOR + 310 bps) due 07/17/26[4,5]	5,500,000	5,499,203
2014-7A, 3.41% (3 Month USD LIBOR + 210 bps) due 10/20/26[4,5]	3,500,000	3,500,106
2014-6A, 3.35% (3 Month USD LIBOR + 205 bps) due 07/17/26[4,5]	1,500,000	1,500,059
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 4.08% (3 Month USD LIBOR + 270 bps) due 12/22/28[4,5]	17,000,000	16,955,777
Steele Creek CLO Ltd.
2017-1A, 3.17% (3 Month USD LIBOR + 185 bps) due 08/21/26[4,5]	16,800,000	16,906,730
TICP CLO II Ltd.
2017-2A, 2.86% (3 Month USD LIBOR + 155 bps) due 07/20/26[4,5]	14,000,000	13,999,738
2014-2A, 4.61% (3 Month USD LIBOR + 330 bps) due 07/20/26[4,5]	2,850,000	2,827,932
Northwoods Capital XI Ltd.
2017-11A, 2.90% (3 Month USD LIBOR + 160 bps) due 04/15/25[4,5]	16,750,000	16,749,885
Tralee CLO III Ltd.
2016-3A, 3.31% (3 Month USD LIBOR + 200 bps) due 07/20/26[4,5]	8,300,000	8,300,807
2016-3A, 4.21% (3 Month USD LIBOR + 290 bps) due 07/20/26[4,5]	7,500,000	7,499,968
WhiteHorse VIII Ltd.
2014-1A, 3.36% (3 Month USD LIBOR + 205 bps) due 05/01/26[4,5]	15,750,000	15,788,483
Fortress Credit Investments IV Ltd.
2015-4A, 3.20% (3 Month USD LIBOR + 190 bps) due 07/17/23[4,5]	14,000,000	14,009,804
2015-4A, 4.20% (3 Month USD LIBOR + 290 bps) due 07/17/23[4,5]	1,000,000	1,000,034

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Catamaran CLO Ltd.
2016-1A, 3.22% (3 Month USD LIBOR + 195 bps) due 12/20/23[4,5]	12,000,000	$12,003,180
2016-2A, 3.35% (3 Month USD LIBOR + 205 bps) due 10/18/26[4,5]	1,750,000	1,759,018
2015-1A, 4.41% (3 Month USD LIBOR + 310 bps) due 04/22/27[4,5]	1,000,000	1,000,025
MP CLO VI Ltd.
2017-2A, 2.90% (3 Month USD LIBOR + 160 bps) due 01/15/27[4,5]	14,500,000	14,569,635
Northwoods Capital X Ltd.
2017-10A, 2.86% (3 Month USD LIBOR + 155 bps) due 11/04/25[4,5]	14,500,000	14,504,526
Venture XVI CLO Ltd.
2017-16A, 2.80% (3 Month USD LIBOR + 150 bps) due 04/15/26[4,5]	14,500,000	14,499,775
Anchorage Capital CLO 4 Ltd.
2017-4A, 2.99% (3 Month USD LIBOR + 168 bps) due 07/28/26[4,5]	14,400,000	14,445,946
Marathon CLO VI Ltd.
2017-6A, 2.91% (3 Month USD LIBOR + 160 bps) due 05/13/25[4,5]	14,050,000	14,066,059
AIMCO CLO Series
2017-AA, 2.41% (3 Month USD LIBOR + 110 bps) due 07/20/26[4,5]	8,700,000	8,699,858
2015-AA, 3.60% (3 Month USD LIBOR + 230 bps) due 01/15/28[4,5]	5,000,000	5,033,082
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[5]	13,000,000	13,089,450
MP CLO V Ltd.
2017-1A, 2.90% (3 Month USD LIBOR + 160 bps) due 07/18/26[4,5]	13,010,000	13,065,641
Octagon Investment Partners XVII Ltd.
2017-1A, 2.76% (3 Month USD LIBOR + 145 bps) due 10/25/25[4,5]	8,000,000	7,981,663
2017-1A, 4.01% (WAC) due 10/25/25[4,5]	5,000,000	4,988,539
Seneca Park CLO Limited
2017-1A, 2.80% (3 Month USD LIBOR + 150 bps) due 07/17/26[4,5]	12,900,000	12,945,135
Dryden 31 Senior Loan Fund
2017-31A, 2.80% (3 Month USD LIBOR + 150 bps) due 04/18/26[4,5]	12,850,000	12,865,512
Marathon CLO VII Ltd.
2017-7A, 2.96% (3 Month USD LIBOR + 165 bps) due 10/28/25[4,5]	12,600,000	12,644,153
OZLM VIII Ltd.
2017-8A, 2.43% (3 Month USD LIBOR + 113 bps) due 10/17/26[4,5]	12,000,000	11,993,719

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Vibrant CLO III Ltd.
2016-3A, 3.36% (3 Month USD LIBOR + 205 bps) due 04/20/26[4,5]	12,000,000	$11,959,158
Sudbury Mill CLO Ltd.
2017-1A, 2.95% (3 Month USD LIBOR + 165 bps) due 01/17/26[4,5]	11,850,000	11,897,859
AMMC CLO XV Ltd.
2016-15A, 3.22% (3 Month USD LIBOR + 190 bps) due 12/09/26[4,5]	11,600,000	11,648,929
Madison Park Funding XIV Ltd.
2017-14A, 2.86% (3 Month USD LIBOR + 155 bps) due 07/20/26[4,5]	6,400,000	6,408,932
2017-14A, 2.43% (3 Month USD LIBOR + 112 bps) due 07/20/26[4,5]	5,211,000	5,234,424
Crown Point CLO II Ltd.
2013-2A, 3.23% (3 Month USD LIBOR + 193 bps) due 12/31/23[4,5]	11,300,000	11,365,026
Crown Point CLO III Ltd.
2.78% (3 Month USD LIBOR + 145 bps) due 12/31/27[4]	8,280,000	8,281,762
2015-3A, 4.35% (3 Month USD LIBOR + 305 bps) due 12/31/27[4,5]	3,000,000	3,041,660
TCP Waterman CLO Ltd.
2016-1A, 3.30% (3 Month USD LIBOR + 205 bps) due 12/15/28[4,5]	7,150,000	7,270,644
2016-1A, 3.55% (3 Month USD LIBOR + 230 bps) due 12/15/28[4,5]	4,000,000	4,018,917
Recette Clo Ltd.
2017-1A, 2.63% (3 Month USD LIBOR + 130 bps) due 10/20/27[4,5]	11,000,000	10,985,827
Treman Park CLO Ltd.
2015-1A, 04/20/27[5,6]	13,600,000	10,807,013
Regatta IV Funding Ltd.
2017-1A, 2.33% (3 Month USD LIBOR + 102 bps) due 07/25/26[4,5]	10,500,000	10,499,836
Nelder Grove CLO Ltd.
2017-1A, 3.11% (3 Month USD LIBOR + 180 bps) due 08/28/26[4,5]	10,050,000	10,121,882
Venture XVII CLO Ltd.
2017-17A, 2.38% (3 Month USD LIBOR + 108 bps) due 07/15/26[4,5]	10,100,000	10,088,246
Ares XXXIII CLO Ltd.
2016-1A, 3.27% (3 Month USD LIBOR + 195 bps) due 12/05/25[4,5]	9,800,000	9,837,522
Bsprt Issuer Ltd.
2017-FL1, 2.67% (1 Month USD LIBOR + 135 bps) due 06/15/27[4,5]	9,690,000	9,703,329
Resource Capital Corp.
2015-CRE3, 3.63% (1 Month USD LIBOR + 240 bps) due 03/15/32[4,5]	4,500,000	4,495,781
2015-CRE3, 4.38% (1 Month USD LIBOR + 315 bps) due 03/15/32[4,5]	3,000,000	2,995,181

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

2015-CRE3, 5.23% (1 Month USD LIBOR + 400 bps) due 03/15/32[4,5]	2,000,000	$1,994,041
Garrison Funding Ltd.
2016-2A, 3.52% (3 Month USD LIBOR + 220 bps) due 09/29/27[4,5]	7,000,000	7,052,049
2016-2A, 4.47% (3 Month USD LIBOR + 315 bps) due 09/29/27[4,5]	2,250,000	2,249,890
Dryden 37 Senior Loan Fund
2015-37A, 04/15/27[5,6]	10,000,000	9,205,842
ACIS CLO Ltd.
2015-6A, 3.79% (3 Month USD LIBOR + 248 bps) due 05/01/27[4,5]	7,500,000	7,523,754
2013-1A, 4.25% (3 Month USD LIBOR + 295 bps) due 04/18/24[4,5]	1,650,000	1,638,454
Palmer Square CLO Ltd.
2017-1A, 2.82% (3 Month USD LIBOR + 150 bps) due 05/15/25[4,5]	8,850,000	8,849,734
Betony CLO Ltd.
2016-1A, 3.25% (3 Month USD LIBOR + 195 bps) due 04/15/27[4,5]	8,250,000	8,306,512
Madison Park Funding XVI Ltd.
2016-16A, 3.21% (3 Month USD LIBOR + 190 bps) due 04/20/26[4,5]	8,250,000	8,291,580
Jamestown CLO III Ltd.
2017-3A, 3.05% (3 Month USD LIBOR + 175 bps) due 01/15/26[4,5]	8,000,000	8,054,119
Fifth Street SLF II Ltd.
2015-2A, 3.23% (3 Month USD LIBOR + 192 bps) due 09/29/27[4,5]	8,000,000	8,015,571
KKR CLO 15 Ltd.
2016-15, 2.86% (3 Month USD LIBOR + 156 bps) due 10/18/28[4,5]	7,529,000	7,620,191
Vibrant CLO IV Ltd.
2016-4A, 3.71% (3 Month USD LIBOR + 240 bps) due 07/20/28[4,5]	7,000,000	7,104,620
Cent CLO 21 Ltd.
2017-21A, 3.02% (3 Month USD LIBOR + 170 bps) due 07/27/26[4,5]	7,000,000	7,047,453
Regatta III Funding Ltd.
2017-1A, 2.35% (3 Month USD LIBOR + 105 bps) due 04/15/26[4,5]	7,050,000	7,042,233
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/28[5,6]	8,920,000	6,889,652
Ares XXVI CLO Ltd.
2013-1A, 4.05% (3 Month USD LIBOR + 275 bps) due 04/15/25[4,5]	5,000,000	4,999,925
2013-1A, due 04/15/25[5,6]	4,300,000	1,621,854
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[6]	7,500,060	6,387,546

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Fifth Street Senior Loan Fund I LLC
2015-1A, 3.31% (3 Month USD LIBOR + 200 bps) due 01/20/27[4,5]	5,000,000	$5,006,412
2015-1A, 4.31% (3 Month USD LIBOR + 300 bps) due 01/20/27[4,5]	1,250,000	1,251,560
Symphony CLO XII Ltd.
2017-12A, 2.80% (3 Month USD LIBOR + 150 bps) due 10/15/25[4,5]	5,750,000	5,756,436
Voya CLO Ltd.
2013-1X, due 04/15/24[6]	9,500,000	5,419,814
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,6]	6,000,000	5,329,765
OHA Loan Funding Ltd.
2017-1A, 3.36% (3 Month USD LIBOR + 205 bps) due 07/23/25[4,5]	5,300,000	5,301,521
Cereberus ICQ Levered LLC
2015-1A, 3.35% (3 Month USD LIBOR + 205 bps) due 11/06/25[4,5]	2,827,890	2,829,183
2015-1A, 4.35% (3 Month USD LIBOR + 305 bps) due 11/06/25[4,5]	2,250,000	2,249,946
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 4.02% (3 Month USD LIBOR + 270 bps) due 10/10/26[4,5]	5,000,000	5,006,776
RFTI Issuer Ltd.
2015-FL1, 5.11% (1 Month USD LIBOR + 388 bps) due 08/15/30[4,7]	5,000,000	5,004,194
Dryden XXV Senior Loan Fund
2017-25A, 2.68% (3 Month USD LIBOR + 135 bps) due 10/15/27[4,5]	5,000,000	4,999,173
Mountain Hawk II CLO Ltd.
2013-2A, 3.01% (3 Month USD LIBOR + 170 bps) due 07/22/24[4,5]	5,000,000	4,978,053
Halcyon Loan Advisors Funding Ltd.
2012-2A, 4.18% (3 Month USD LIBOR + 285 bps) due 12/20/24[4,5]	4,000,000	4,004,680
2012-2A, 5.83% (3 Month USD LIBOR + 450 bps) due 12/20/24[4,5]	600,000	599,979
Marathon CLO V Ltd.
2013-5A, 3.67% (3 Month USD LIBOR + 235 bps) due 02/21/25[4,5]	4,500,000	4,537,299
Benefit Street Partners CLO V Ltd.
2017-VA, 2.96% (3 Month USD LIBOR + 165 bps) due 10/20/26[4,5]	4,500,000	4,501,984
Kingsland V Ltd.
2007-5A, 2.10% (3 Month USD LIBOR + 80 bps) due 07/14/21[4,5]	4,000,000	3,932,047

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

OZLM Funding II Ltd.
2016-2A, 4.06% (3 Month USD LIBOR + 275 bps) due 10/30/27[4,5]	3,750,000	$3,769,763
Atrium XI
2017-11A, 2.81% (3 Month USD LIBOR + 150 bps) due 10/23/25[4,5]	3,500,000	3,512,250
Cent CLO
2014-16A, 3.56% (3 Month USD LIBOR + 225 bps) due 08/01/24[4,5]	1,750,000	1,751,872
2014-16A, 4.51% (3 Month USD LIBOR + 320 bps) due 08/01/24[4,5]	1,750,000	1,750,206
Eaton Vance CLO Ltd.
2017-1A, 2.90% (3 Month USD LIBOR + 160 bps) due 07/15/26[4,5]	3,400,000	3,407,925
Recette CLO LLC
2015-1A, 4.11% (3 Month USD LIBOR + 280 bps) due 10/20/27[4,5]	3,250,000	3,265,999
Oaktree EIF I Series A1 Ltd.
2016-A, 4.96% (3 Month USD LIBOR + 365 bps) due 01/20/27[4,5]	3,250,000	3,252,532
AMMC CLO XI Ltd.
2016-11A, 4.16% (3 Month USD LIBOR + 285 bps) due 10/30/23[4,5]	3,000,000	3,039,110
Benefit Street Partners CLO Ltd.
2015-IA, 4.40% (3 Month USD LIBOR + 310 bps) due 10/15/25[4,5]	3,000,000	3,000,145
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.61% (3 Month USD LIBOR + 230 bps) due 10/20/25[4,5]	2,000,000	1,999,953
2013-7A, 4.76% (3 Month USD LIBOR + 345 bps) due 10/20/25[4,5]	1,000,000	999,967
Monroe Capital BSL CLO Ltd.
2017-1A, 3.06% (3 Month USD LIBOR + 175 bps) due 05/22/27[4,5]	3,000,000	2,999,893
Atlas Senior Loan Fund VI Ltd.
2017-6A, 3.70% (3 Month USD LIBOR + 240 bps) due 10/15/26[4,5]	3,000,000	2,996,993
Marathon CLO IV Ltd.
2012-4A, 4.32% (3 Month USD LIBOR + 300 bps) due 05/20/23[4,5]	2,500,000	2,500,383
FS Senior Funding Ltd.
2015-1A, 3.10% (3 Month USD LIBOR + 180 bps) due 05/28/25[4,5]	2,500,000	2,500,038
Mountain Hawk I CLO Ltd.
2013-1A, 3.49% (3 Month USD LIBOR + 218 bps) due 01/20/24[4,5]	2,500,000	2,499,979
Octagon Investment Partners 24 Ltd.
2017-1A, 2.66% (3 Month USD LIBOR + 135 bps) due 05/21/27[4,5]	2,500,000	2,499,927

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Ocean Trails CLO IV
2017-4A, 3.09% (3 Month USD LIBOR + 180 bps) due 08/13/25[4,5]	2,500,000	$2,494,822
NXT Capital CLO 2014-1 LLC
2017-1A, 2.71% (3 Month USD LIBOR + 140 bps) due 04/23/26[4,5]	2,300,000	2,297,422
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[5,6]	3,700,000	2,253,297
Cerberus Onshore II CLO LLC
2014-1A, 4.00% (3 Month USD LIBOR + 270 bps) due 10/15/23[4,5]	2,250,000	2,250,346
Oaktree EIF II Series B1 Ltd.
2015-B1A, 3.62% (3 Month USD LIBOR + 230 bps) due 02/15/26[4,5]	2,205,000	2,206,725
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.91% (3 Month USD LIBOR + 260 bps) due 07/25/25[4,5]	1,000,000	982,962
2014-1A, 4.76% due 07/25/25[5]	700,000	700,380
2014-1A, 4.61% (3 Month USD LIBOR + 330 bps) due 07/25/25[4,5]	400,000	396,395
NewStar Clarendon Fund CLO LLC
2015-1A, 4.66% (3 Month USD LIBOR + 335 bps) due 01/25/27[4,5]	2,000,000	2,001,817
Octagon Investment Partners XVI Ltd.
2013-1A, 4.05% (3 Month USD LIBOR + 275 bps) due 07/17/25[4,5]	2,000,000	1,999,991
Ivy Hill Middle Market Credit Fund IX Ltd.
2014-9A, 3.75% (3 Month USD LIBOR + 245 bps) due 10/18/25[4,5]	1,000,000	1,001,869
2014-9A, 4.60% (3 Month USD LIBOR + 330 bps) due 10/18/25[4,5]	1,000,000	982,859
Madison Park Funding V Ltd.
2007-5A, 2.77% (3 Month USD LIBOR + 145 bps) due 02/26/21[4,5]	2,000,000	1,967,153
LMREC, Inc.
2015-CRE1, 4.74% (1 Month USD LIBOR + 350 bps) due 02/22/32[4,5]	2,000,000	1,950,265
Dryden 38 Senior Loan Fund
2015-38A, 3.30% (3 Month USD LIBOR + 200 bps) due 07/15/27[4,5]	1,850,000	1,868,771
Westchester CLO Ltd.
2007-1A, 1.75% (3 Month USD LIBOR + 44 bps) due 08/01/22[4,5]	1,850,000	1,843,745
Newstar Trust
2012-2A, 5.56% (3 Month USD LIBOR + 425 bps) due 01/20/23[4,5]	1,000,000	997,402

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Newstar Trust (continued)
2012-2A, 4.56% (3 Month USD LIBOR + 325 bps) due 01/20/23[4,5]	750,000	$752,241
Babson CLO Ltd.
2012-2A, due 05/15/23[5,6]	4,750,000	977,203
2014-IA, due 07/20/25[5,6]	1,300,000	642,358
Rockwall CDO II Ltd.
2007-1A, 1.86% (3 Month USD LIBOR + 55 bps) due 08/01/24[4,5]	1,575,171	1,573,814
ING Investment Management CLO Ltd.
2007-4A, 3.51% (3 Month USD LIBOR + 220 bps) due 06/14/22[4,5]	1,500,000	1,500,007
Highbridge Loan Management Ltd.
2013-2A, 5.01% (3 Month USD LIBOR + 370 bps) due 10/20/24[4,5]	1,000,000	999,987
Gallatin CLO VII Ltd.
2014-1A, 4.20% (3 Month USD LIBOR + 290 bps) due 07/15/23[4,5]	1,000,000	998,234
Lime Street CLO Ltd.
2007-1A, 3.83% (3 Month USD LIBOR + 250 bps) due 06/20/21[4,5]	1,000,000	988,637
Grayson CLO Ltd.
2006-1A, 1.72% (3 Month USD LIBOR + 41 bps) due 11/01/21[4,5]	750,000	747,407
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[5,6]	1,200,000	699,673
Voya CLO 2013-1 Ltd.
2017-1A, due 10/15/30[5,6]	1,075,071	666,544
GoldenTree Credit Opportunities Financing Ltd.
2012-1A, 5.57% (3 Month USD LIBOR + 425 bps) due 06/15/28[4,5]	500,000	503,396
Black Diamond CLO Ltd.
2013-1A, 4.56% (3 Month USD LIBOR + 325 bps) due 02/01/23[4,5]	424,502	424,655
DIVCORE CLO Ltd.
2013-1A, 5.13% (1 Month USD LIBOR + 390 bps) due 11/15/32[4,5]	277,488	277,433
Copper River CLO Ltd.
2007-1A, due 01/20/21[6,7]	1,500,000	204,390
Eastland CLO Ltd.
2007-1A, 1.71% (3 Month USD LIBOR + 40 bps) due 05/01/22[4,5]	177,108	176,298
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[5,6]	982,957	113,113
Total Collateralized Loan Obligations		2,238,813,561

Transport-Aircraft - 2.8%
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	32,993,940	33,110,409
2016-1A, 4.88% due 03/17/36[5]	19,805,000	20,342,892
2014-1, 5.13% (WAC) due 12/15/29[4]	6,820,972	6,889,182
2014-1, 7.38% (WAC) due 12/15/29[4]	2,098,761	2,114,501
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	21,201,150	21,168,479

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Castlelake Aircraft Securitization Trust (continued)
2015-1A, 4.70% due 12/15/40[5]	17,134,621	$17,354,950
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[5]	26,910,714	27,072,359
2015-1A, 5.07% due 02/15/40[5]	2,242,560	2,211,436
Raspro Trust
2005-1A, 1.93% (3 Month USD LIBOR + 63 bps) due 03/23/24[4,5]	19,014,700	18,016,428
ECAF I Ltd.
2015-1A, 4.95% due 06/15/40[5]	15,157,577	15,175,452
2015-1A, 3.47% due 06/15/40[5]	1,292,570	1,283,552
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[5]	15,954,260	16,198,775
AASET Trust
2017-1A, 3.97% due 05/16/42[5]	11,825,330	11,904,881
Harbour Aircraft Investments Ltd.
2016-1A, 4.70% due 07/15/41	7,211,017	7,343,916
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[5]	3,937,285	3,948,217
Rise Ltd.
2014-1A, 4.74% due 02/12/39	3,766,719	3,804,386
Atlas Ltd.
2014-1 A, 4.87% due 12/15/39	3,333,200	3,337,383
AABS Ltd.
2013-1 A, 4.87% due 01/10/38	2,635,221	2,661,573
Eagle I Ltd.
2014-1A, 4.31% due 12/15/39[5]	2,501,250	2,506,767
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[5]	1,487,375	1,527,951
2013-1, 6.35% due 10/15/38[5]	318,723	327,189
Stripes Aircraft Ltd.
2013-1 A1, 4.73% (1 Month USD LIBOR + 350 bps) due 03/20/23†††,4	1,540,976	1,509,005
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[7]	1,061,361	1,043,514
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[5]	1,016,103	1,004,098
AASET
2014-1 C, 10.00% due 12/15/29	672,636	679,362
Airplanes Pass Through Trust
2001-1A, 1.78% (1 Month USD LIBOR + 55 bps) due 03/15/19[4,7]	473,526	33,966
Total Transport-Aircraft		222,570,623

Whole Business - 1.8%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.08% due 07/25/47[5]	23,300,000	23,190,257
2017-1A, 2.49% (3 Month USD LIBOR + 125 bps) due 07/25/47[4,5]	17,200,000	17,197,076
2017-1A, 4.12% due 07/25/47[5]	14,340,000	14,515,808
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[5]	27,324,000	28,933,111
2016-1A, 4.38% due 05/25/46[5]	5,247,000	5,460,920

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Jimmy Johns Funding LLC
2017-1A, 3.61% due 07/30/47[5]	22,950,000	$23,071,176
Wendys Funding LLC
2015-1A, 4.50% due 06/15/45[5]	12,201,000	12,534,941
DB Master Finance LLC
2015-1A, 3.98% due 02/20/45[5]	7,283,250	7,450,983
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[5]	3,282,209	3,288,850
Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[5]	2,485,417	2,505,027
Drug Royalty III Limited Partnership 1
2017-1A, 3.60% due 04/15/27[5]	2,491,196	2,481,050
Total Whole Business		140,629,199

Collateralized Debt Obligations - 1.5%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[5]	55,600,000	55,648,943
2016-3A, 3.85% due 10/28/33[5]	7,500,000	7,529,581
Putnam Structured Product Funding Ltd.
2003-1A, 2.23% (1 Month USD LIBOR + 100 bps) due 10/15/38[4,5]	25,819,875	24,374,864
RB Commercial Trust
2012-RS1, 5.35% due 01/26/22[5]	15,745,436	16,203,723
SRERS Funding Ltd.
2011-RS, 1.48% (1 Month USD LIBOR + 25 bps) due 05/09/46[4,5]	10,595,569	7,630,392
Highland Park CDO I Ltd.
2006-1A, 1.72% (3 Month USD LIBOR + 40 bps) due 11/25/51[4,5]	3,603,428	3,436,147
Anchorage Credit Funding 1 Ltd.
2015-1A, 4.30% due 07/28/30[5]	3,000,000	3,104,537
JPMCC Re-REMIC Trust
2014-FRR1, 3.21% (WAC) due 04/27/44[4,5]	3,000,000	2,969,550
N-Star REL CDO VIII Ltd.
2006-8A, 1.60% (1 Month USD LIBOR + 36 bps) due 02/01/41[4,5]	1,943,787	1,934,319
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 1.75% (3 Month USD LIBOR + 43 bps) due 11/21/40[4,5]	391,459	388,414
RAIT CRE CDO I Ltd.
2006-1X A1B, 1.56% (1 Month USD LIBOR + 33 bps) due 11/20/46[4]	160,181	159,897
Total Collateralized Debt Obligations		123,380,367

Net Lease - 1.4%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[5]	49,741,875	50,162,139
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[5]	30,697,186	30,661,848
2016-1A, 4.32% due 10/20/46[5]	10,572,763	10,969,242
Spirit Master Funding LLC
2014-2A, 5.76% due 03/20/41[5]	4,898,601	5,158,227
2014-4A, 4.63% due 01/20/45[5]	4,250,000	4,373,522

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Store Master Funding I LLC
2015-1A, 4.17% due 04/20/45[5]	5,778,325	$5,956,297
2015-1A, 3.75% due 04/20/45[5]	1,481,875	1,520,485
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[5]	4,500,000	4,553,310
Store Master Funding LLC
2013-1A, 4.16% due 03/20/43[5]	1,710,178	1,729,953
Total Net Lease		115,085,023

Transport-Container - 0.9%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[5]	46,436,334	46,250,915
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[5]	13,599,565	13,765,074
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[5]	8,849,583	8,815,904
CLI Funding V LLC
2013-2A, 3.22% due 06/18/28[5]	1,267,277	1,264,952
Total Transport-Container		70,096,845

Automotive - 0.5%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[5]	21,800,000	21,812,901
Hertz Vehicle Financing LLC
2016-4A, 2.65% due 07/25/22[5]	17,150,000	16,886,633
2016-2A, 2.95% due 03/25/22[5]	3,000,000	2,991,145
Total Automotive		41,690,679

Transport-Rail - 0.1%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[5]	7,060,194	7,077,597

INDUSTRIAL - 0.1%
Agnico-Eagle Mines Ltd.
4.84% due 06/30/26†††	6,000,000	6,163,643

Insurance - 0.1%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[5]	4,587,500	4,620,961

Financial - 0.1%
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26†††,5	4,000,000	3,930,341
Hana Small Business Lending Loan Trust
2014-2014, 3.06% (WAC) due 01/25/40[4,5]	503,635	500,765
Total Financial		4,431,106

Diversified Payment Rights - 0.0%
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[5]	655,952	666,974
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21†††	397,803	408,797
Total Diversified Payment Rights		1,075,771
Total Asset-Backed Securities
(Cost $2,957,923,201)		2,975,635,374

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 27.9%
Residential Mortgage Backed Securities - 13.5%
RALI Series Trust
2006-QO5, 1.45% (1 Month USD LIBOR + 22 bps) due 05/25/46[4]	25,852,207	$24,432,053
2006-QO10, 1.40% (1 Month USD LIBOR + 16 bps) due 01/25/37[4]	15,533,093	14,488,609
2007-QO4, 1.43% (1 Month USD LIBOR + 19 bps) due 05/25/47[4]	12,496,622	12,036,764
2006-QO2, 1.46% (1 Month USD LIBOR + 22 bps) due 02/25/46[4]	22,871,263	10,197,994
2007-QO2, 1.39% (1 Month USD LIBOR + 15 bps) due 02/25/47[4]	13,008,156	8,523,314
2007-QO4, 1.44% (1 Month USD LIBOR + 20 bps) due 05/25/47[4]	5,812,895	5,604,813
2005-QO1, 1.54% (1 Month USD LIBOR + 30 bps) due 08/25/35[4]	5,864,916	5,193,765
2005-QO1, 2.39% (1 Year CMT Rate + 150 bps) due 08/25/35[4]	3,877,963	3,737,861
2006-QS8, 1.69% (1 Month USD LIBOR + 45 bps) due 08/25/36[4]	4,980,675	3,687,486
2006-QO2, 1.51% (1 Month USD LIBOR + 27 bps) due 02/25/46[4]	5,637,949	2,590,051
2007-QO3, 1.40% (1 Month USD LIBOR + 16 bps) due 03/25/47[4]	2,350,574	2,145,875
CIT Mortgage Loan Trust
2007-1, 2.59% (1 Month USD LIBOR + 135 bps) due 10/25/37[4,5]	74,982,376	75,356,657
2007-1, 2.69% (1 Month USD LIBOR + 145 bps) due 10/25/37[4,5]	5,690,064	5,729,232
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 1.87% (1 Month USD LIBOR + 63 bps) due 11/25/37[4]	60,634,001	60,374,590
2006-BC6, 1.41% (1 Month USD LIBOR + 17 bps) due 01/25/37[4]	1,010,968	979,482
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[8]	212,998,472	41,151,305
2006-1, 1.52% (1 Month USD LIBOR + 28 bps) due 03/25/46[4]	7,930,530	7,362,127
2006-1, 1.64% (1 Month USD LIBOR + 40 bps) due 03/25/46[4]	3,557,724	3,328,300
FirstKey Master Funding
2017-R1, 1.46% (1 Month USD LIBOR + 22 bps) due 11/03/41†††,4,5	50,770,676	50,119,814
CIM Trust
2017-2, 3.24% (1 Month USD LIBOR + 200 bps) due 12/25/57[4,5]	34,147,127	34,466,051
First NLC Trust
2005-4, 1.63% (1 Month USD LIBOR + 39 bps) due 02/25/36[4]	30,047,575	28,457,034
2005-1, 1.70% (1 Month USD LIBOR + 46 bps) due 05/25/35[4]	3,258,252	2,968,021
GCAT
2017-1, 3.38% due 03/25/47[5]	30,911,267	30,786,654

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Countrywide Asset-Backed Certificates
2006-6, 1.41% (1 Month USD LIBOR + 17 bps) due 09/25/36[4]	29,995,767	$28,154,615
2005-15, 1.69% (1 Month USD LIBOR + 45 bps) due 03/25/36[4]	1,500,000	1,415,159
LSTAR Commercial Mortgage Trust
2016-7, 3.24% (1 Month USD LIBOR + 200 bps) due 12/01/21[4,5]	29,458,454	29,458,454
LSTAR Securities Investment Ltd.
2016-4, 3.24% (1 Month USD LIBOR + 200 bps) due 10/01/21[4,5]	18,848,476	18,760,944
2016-5, 3.24% (1 Month USD LIBOR + 200 bps) due 11/01/21[4,5]	10,106,386	10,110,287
HSI Asset Securitization Corporation Trust
2006-OPT2, 1.63% (1 Month USD LIBOR + 39 bps) due 01/25/36[4]	29,140,000	28,671,097
Nationstar Home Equity Loan Trust
2007-B, 1.46% (1 Month USD LIBOR + 22 bps) due 04/25/37[4]	28,934,318	28,647,996
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 1.38% (1 Month USD LIBOR + 14 bps) due 11/25/36[4]	19,643,758	19,090,676
2006-HE3, 1.60% (1 Month USD LIBOR + 36 bps) due 04/25/36[4]	7,600,000	7,487,041
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.72% (1 Year CMT Rate + 83 bps) due 11/25/46[4]	19,325,416	16,536,119
2006-AR9, 1.73% (1 Year CMT Rate + 84 bps) due 11/25/46[4]	9,105,953	7,308,170
2006-7, 4.31% due 09/25/36	3,011,011	1,570,781
2006-8, 4.53% due 10/25/36	510,959	326,367
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 1.43% (1 Month USD LIBOR + 19 bps) due 12/25/36[4]	24,547,257	24,141,445
Freddie Mac Structured Agency Credit Risk Debt Notes
2015-DNA1, 3.09% (1 Month USD LIBOR + 185 bps) due 10/25/27[4]	21,760,000	22,229,666
American Home Mortgage Assets Trust
2006-4, 1.43% (1 Month USD LIBOR + 19 bps) due 10/25/46[4]	13,936,197	10,318,137
2007-1, 1.59% (1 Year CMT Rate + 70 bps) due 02/25/47[4]	11,662,167	7,776,947
2006-5, 1.81% (1 Year CMT Rate + 92 bps) due 11/25/46[4]	5,013,325	2,915,007
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 1.54% (1 Month USD LIBOR + 30 bps) due 04/25/36[4]	10,317,348	9,431,975

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Deutsche Alt-A Securities Mortgage Loan Trust Series (continued)
2006-OA1, 1.44% (1 Month USD LIBOR + 20 bps) due 02/25/47[4]	6,977,495	$6,656,389
2007-OA2, 1.66% (1 Year CMT Rate + 77 bps) due 04/25/47[4]	4,879,486	4,515,471
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[4,5]	19,243,479	19,214,000
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 1.64% (1 Year CMT Rate + 81 bps) due 07/25/47[4]	9,984,499	9,164,696
2007-OA3, 1.66% (1 Year CMT Rate + 77 bps) due 04/25/47[4]	6,443,850	5,751,029
2006-AR13, 1.77% (1 Year CMT Rate + 88 bps) due 10/25/46[4]	2,342,465	2,098,092
2006-AR11, 1.81% (1 Year CMT Rate + 92 bps) due 09/25/46[4]	1,840,330	1,693,110
CSMC Series
2015-12R, 1.73% (1 Month USD LIBOR + 50 bps) due 11/30/37[4,5]	17,730,401	17,469,667
Lehman XS Trust Series
2007-2N, 1.42% (1 Month USD LIBOR + 18 bps) due 02/25/37[4]	10,791,531	9,009,767
2007-15N, 1.49% (1 Month USD LIBOR + 25 bps) due 08/25/37[4]	5,516,024	5,320,227
2005-7N, 1.51% (1 Month USD LIBOR + 27 bps) due 12/25/35[4]	2,885,827	2,862,559
VOLT LIV LLC
2017-NPL1, 3.50% due 02/25/47[1,5]	16,729,132	16,831,946
Stanwich Mortgage Loan Company LLC
2017-NPA1, 3.60% due 03/16/22[5]	15,726,516	15,726,516
Impac Secured Assets CMN Owner Trust
2005-2, 1.49% (1 Month USD LIBOR + 25 bps) due 03/25/36[4]	16,189,930	15,239,201
Bayview Opportunity Master Fund IVb Trust
2017-NPL1, 3.60% due 01/28/32[5]	10,445,915	10,418,918
2017-RN1, 3.60% (WAC) due 02/28/32[4,5]	4,494,147	4,498,069
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 1.38% (1 Month USD LIBOR + 14 bps) due 07/25/37[4,5]	8,316,831	7,824,919
2007-HE2A, 1.37% (1 Month USD LIBOR + 13 bps) due 07/25/37[4,5]	6,857,732	6,431,464
GSMSC Resecuritization Trust
2015-5R, 1.37% (1 Month USD LIBOR + 14 bps) due 02/26/37[4,5]	14,633,289	13,793,300
Citigroup Mortgage Loan Trust, Inc.
2005-HE3, 1.97% (1 Month USD LIBOR + 74 bps) due 09/25/35[4]	11,687,000	11,466,687
Nomura Resecuritization Trust
2016-1R, 4.23% (1 Month USD LIBOR + 300 bps) due 01/28/38†††,4,5	6,416,070	6,515,795

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Nomura Resecuritization Trust (continued)
2015-4R, 1.87% (1 Month USD LIBOR + 43 bps) due 03/26/36[4,5]	2,199,035	$2,109,778
2015-4R, 2.22% (1 Month USD LIBOR + 39 bps) due 12/26/36[4,5]	1,594,318	1,570,310
2012-1R, 1.68% (1 Month USD LIBOR + 44 bps) due 08/27/47[4,5]	50,393	50,320
Alternative Loan Trust
2007-OA7, 1.42% (1 Month USD LIBOR + 18 bps) due 05/25/47[4]	5,694,890	5,473,594
2005-38, 1.93% (1 Month USD LIBOR + 35 bps) due 09/25/35[4]	4,671,784	4,435,514
First Franklin Mortgage Loan Trust
2004-FF10, 2.51% (1 Month USD LIBOR + 128 bps) due 07/25/34[4]	9,020,248	9,141,851
NRPL Trust
2015-1A, 3.88% due 11/01/54[5]	6,342,125	6,354,042
2014-2A, 3.75% (WAC) due 10/25/57[4,5]	2,610,769	2,616,624
HarborView Mortgage Loan Trust
2006-14, 1.39% (1 Month USD LIBOR + 15 bps) due 01/25/47[4]	9,794,047	8,866,789
Banc of America Funding Trust
2014-R7, 1.38% (1 Month USD LIBOR + 14 bps) due 09/26/36[4,5]	5,630,627	5,436,517
2015-R4, 1.40% (1 Month USD LIBOR + 17 bps) due 01/27/35[4,5]	3,395,646	3,211,029
First Frankin Mortgage Loan Trust
2006-FF3, 1.53% (1 Month USD LIBOR + 29 bps) due 02/25/36[4]	8,616,000	8,293,163
Soundview Home Loan Trust
2007-1, 1.41% (1 Month USD LIBOR + 17 bps) due 03/25/37[4]	4,305,131	4,276,826
2005-OPT3, 1.71% (1 Month USD LIBOR + 47 bps) due 11/25/35[4]	3,930,000	3,842,632
IndyMac INDX Mortgage Loan Trust
2005-AR18, 2.02% (1 Month USD LIBOR + 78 bps) due 10/25/36[4]	8,793,421	7,631,171
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 1.62% (1 Month USD LIBOR + 38 bps) due 12/25/35[4]	7,800,000	7,580,045
Structured Asset Investment Loan Trust
2005-11, 1.60% (1 Month USD LIBOR + 36 bps) due 01/25/36[4]	7,105,090	7,025,976
ASG Resecuritization Trust
2010-3, 1.52% (1 Month USD LIBOR + 29 bps) due 12/28/45[4,5]	7,448,451	6,907,851
VOLT XL LLC
2015-NP14, 4.38% due 11/27/45[1,5]	6,798,774	6,821,937
Towd Point Mortgage Trust
2016-1, 2.75% (WAC) due 02/25/55[4,5]	6,742,239	6,778,078

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Morgan Stanley Resecuritization Trust
2014-R9, 1.37% (1 Month USD LIBOR + 14 bps) due 11/26/46[4,5]	6,800,457	$6,451,152
JP Morgan Mortgage Acquisition Trust
2006-HE2, 1.38% (1 Month USD LIBOR + 14 bps) due 07/25/36[4]	6,248,462	6,178,279
New Residential Mortgage Loan Trust
2017-5A, 2.74% (1 Month USD LIBOR + 150 bps) due 06/25/57[4,5]	5,751,989	5,912,447
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 2.26% (1 Month USD LIBOR + 102 bps) due 04/25/35[4]	5,700,000	5,707,347
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 1.53% (1 Month USD LIBOR + 29 bps) due 01/25/36[4]	5,124,103	5,062,673
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WCW2, 1.77% (1 Month USD LIBOR + 53 bps) due 07/25/35[4]	5,000,000	5,014,965
Luminent Mortgage Trust
2006-2, 1.44% (1 Month USD LIBOR + 20 bps) due 02/25/46[4]	4,909,157	3,984,126
WaMu Asset-Backed Certificates WaMu Series 2007-HE4 Trust
2007-HE4, 1.49% (1 Month USD LIBOR + 25 bps) due 07/25/47[4]	5,436,436	3,677,652
BCAP LLC
2014-RR2, 1.83% (WAC) due 03/26/36[4,5]	2,798,424	2,753,563
2014-RR3, 1.38% (WAC) due 10/26/36[4,5]	815,526	803,145
CWABS Asset-Backed Certificates Trust
2004-15, 2.59% (1 Month USD LIBOR + 135 bps) due 04/25/35[4]	3,490,000	3,532,612
GSAA Home Equity Trust
2006-14, 1.41% (1 Month USD LIBOR + 17 bps) due 09/25/36[4]	5,632,789	3,042,902
2007-7, 1.51% (1 Month USD LIBOR + 27 bps) due 07/25/37[4]	394,117	373,923
GSAA Trust
2005-10, 2.21% (1 Month USD LIBOR + 65 bps) due 06/25/35[4]	3,312,000	3,182,016
Impac Secured Assets Trust
2006-2, 1.41% (1 Month USD LIBOR + 17 bps) due 08/25/36[4]	2,446,912	2,066,697
RFMSI Series Trust
2006-S11, 6.00% due 11/25/36	2,020,738	1,888,499
GreenPoint Mortgage Funding Trust
2005-HE4, 1.71% (1 Month USD LIBOR + 47 bps) due 07/25/30[4]	1,015,702	1,014,140

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Alliance Bancorp Trust
2007-OA1, 1.48% (1 Month USD LIBOR + 24 bps) due 07/25/37[4]	1,118,092	$995,481
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	791,061	839,277
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[5]	774,203	767,126
GSAMP Trust
2005-HE6, 1.68% (1 Month USD LIBOR + 44 bps) due 11/25/35[4]	661,970	663,646
Morgan Stanley Re-REMIC Trust
2010-R5, 2.51% due 06/26/36[5]	400,752	338,653
Total Residential Mortgage Backed Securities		1,073,244,925

Government Agency - 8.5%
Fannie Mae
#AN2063, 2.58% due 07/01/26	45,000,000	44,257,201
2.89% due 10/01/29	38,458,000	37,941,124
#AN5927, 2.91% due 07/01/27	30,000,000	30,188,915
#AN6858, 3.01% due 09/01/29	28,046,000	28,141,077
2.96% due 11/01/29	25,595,000	25,448,527
3.12% due 10/01/32	24,800,000	24,668,312
2.90% due 11/01/29	24,594,487	24,196,482
#AN6088, 2.87% due 09/01/29	20,000,000	19,762,521
#AN6247, 2.95% due 08/01/27	13,632,043	13,776,679
#AN6433, 3.42% due 09/01/47	13,325,000	10,308,660
2.82% due 10/01/29	12,100,000	11,865,623
3.08% due 10/01/32†††	10,250,000	10,135,730
3.15% due 10/01/29	9,100,000	9,071,608
#BA1742, 3.50% due 12/01/45	8,682,214	8,958,219
2.94% due 10/01/32	8,750,000	8,626,975
#AN6349, 2.99% due 09/01/29	6,800,000	6,671,566
#AN6007, 2.86% due 07/01/27	5,050,000	5,057,308
#AL6307, 4.50% due 02/01/45	3,962,540	4,261,019
#AS6528, 4.00% due 01/01/46	3,728,603	3,930,436
3.42% due 10/01/47	3,000,000	3,012,180
#AN2827, 2.59% due 09/01/28	2,952,130	2,889,759
#AN3466, 3.26% due 11/01/46	2,613,293	2,565,241
#AS7580, 3.00% due 07/01/46	2,193,505	2,201,158
#AL6671, 5.00% due 12/01/44	1,852,968	2,031,700
3.11% due 10/01/29	1,500,000	1,499,070
#AN2284, 3.27% due 08/01/34	1,375,009	1,388,917
3.59% due 10/01/47	1,000,000	1,014,135
#AN3562, 3.63% due 01/01/37	745,280	760,020
#AN3620, 2.75% due 11/01/31	671,519	661,997
Freddie Mac Multifamily Structured Pass Through Certificates
2017-K065, 3.24% due 04/25/27	72,500,000	74,858,330
2017-KW03, 3.02% due 06/25/27	65,900,000	66,485,086
2017-K066, 3.20% due 06/25/27	19,507,000	19,968,276
2016-K060, 3.30% (WAC) due 10/25/26[4]	18,750,000	19,415,652
2017-K061, 3.44% (WAC) due 11/25/26[4]	15,000,000	15,602,453
2017-K067, 3.28% due 08/25/27	12,968,000	13,288,923
2017-K066, 3.12% due 06/25/27	10,000,000	10,211,317

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

2016-K057, 2.62% due 08/25/26	10,000,000	$9,824,944
2016-K152, 3.08% due 01/25/31	7,090,000	7,096,478
2015-K151, 3.51% due 04/25/30	2,105,000	2,194,101
2015-K043, 0.67% (WAC) due 12/25/24[4]	44,652,072	1,500,060
2014-K715, 2.86% due 01/25/21	450,000	460,423
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	52,100,000	51,751,357
2017-M8, 3.06% (WAC) due 05/25/27[4]	16,250,000	16,492,660
Freddie Mac
#WN0005, 3.55% due 10/01/33	4,750,000	4,997,901
#G08694, 4.00% due 02/01/46	3,429,294	3,614,465
#G60038, 3.50% due 01/01/44	3,093,411	3,199,469
#G08677, 4.00% due 11/01/45	2,638,137	2,780,459
#G08715, 3.00% due 08/01/46	2,219,313	2,228,416
#WA2500, 3.26% due 09/01/45	2,000,000	1,958,767
#WN3001, 3.40% due 04/01/31	1,000,000	1,040,505
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[5,9]	811,312,641	4,341,983
Total Government Agency		678,604,184

Commercial Mortgage Backed Securities - 4.9%
Hospitality Mortgage Trust
2017-HIT, 2.08% (1 Month USD LIBOR + 85 bps) due 05/08/30[4,5]	27,850,000	27,884,752
2017-HIT, 2.58% (1 Month USD LIBOR + 135 bps) due 05/08/30[4,5]	18,500,000	18,499,942
Chicago Skyscraper Trust
2017-SKY, 2.03% (1 Month USD LIBOR + 80 bps) due 02/15/19[4,5]	38,500,000	38,547,972
Wells Fargo Commercial Mortgage Trust
2016-C32, 1.51% (WAC) due 01/15/59[4]	124,689,051	10,047,793
2017-C38, 1.24% (WAC) due 07/15/50[4]	74,918,608	5,929,448
2017-RB1, 1.44% (WAC) due 03/15/50[4]	39,960,532	3,820,127
2016-C35, 2.16% (WAC) due 07/15/48[4]	27,429,386	3,451,283
2016-NXS5, 1.72% (WAC) due 01/15/59[4]	30,585,014	2,610,336
2015-NXS4, 1.09% (WAC) due 12/15/48[4]	39,531,779	2,239,448
2017-RC1, 1.73% (WAC) due 01/15/60[4]	21,280,522	2,214,875
2015-P2, 1.16% (WAC) due 12/15/48[4]	34,706,299	2,044,815
2015-C30, 1.15% (WAC) due 09/15/58[4]	32,694,291	1,898,198
2016-C32, 4.88% (WAC) due 01/15/59[4]	1,400,000	1,478,708
2015-NXS1, 1.32% (WAC) due 05/15/48[4]	11,753,152	702,429
2015-NXS4, 4.22% (WAC) due 12/15/48[4]	64,000	66,653
Cosmopolitan Hotel Trust
2016-CSMO, 3.33% (1 Month USD LIBOR + 210 bps) due 11/15/33[4,5]	15,500,000	15,548,371
2016-CSMO, 3.88% (1 Month USD LIBOR + 265 bps) due 11/15/33[4,5]	13,100,000	13,157,229

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

2016-CSMO, 4.73% (1 Month USD LIBOR + 350 bps) due 11/15/33[4,5]	6,600,000	$6,637,070
JP Morgan Chase Commercial Mortgage Securities Trust
2016-WIKI, 4.14% (WAC) due 10/05/31[4,5]	17,000,000	16,955,101
2016-JP3, 1.66% (WAC) due 08/15/49[4]	74,533,500	7,096,543
Citigroup Commercial Mortgage Trust
2017-P7, 1.29% (WAC) due 04/14/50[4]	66,546,937	5,477,265
2016-C2, 1.94% (WAC) due 08/10/49[4]	34,376,417	4,137,676
2016-P4, 2.17% (WAC) due 07/10/49[4]	32,778,133	4,092,884
2016-P5, 1.70% (WAC) due 10/10/49[4]	31,764,173	3,117,495
2016-GC37, 1.81% (WAC) due 04/10/49[4]	19,223,487	2,217,858
2015-GC35, 1.04% (WAC) due 11/10/48[4]	34,117,302	1,682,061
2015-GC29, 1.30% (WAC) due 04/10/48[4]	24,692,299	1,483,032
2013-GC15, 4.37% (WAC) due 09/10/46[4]	380,000	413,244
JPMCC Commercial Mortgage Securities Trust
2017-JP5, 1.27% (WAC) due 03/15/50[4]	214,208,792	15,370,423
2017-JP6, 1.48% (WAC) due 07/15/50[4]	70,056,071	5,569,388
Morgan Stanley Capital I Trust
2017-H1, 1.62% (WAC) due 06/15/50[4]	130,862,342	12,819,982
2015-XLF1, 3.44% (1 Month USD LIBOR + 220 bps) due 08/13/19[4,5]	7,600,000	7,630,082
2016-UBS9, 4.70% (WAC) due 03/15/49[4]	275,000	284,812
GS Mortgage Securities Corporation Trust
2017-STAY, 2.08% (1 Month USD LIBOR + 85 bps) due 07/15/32[4,5]	10,200,000	10,116,945
2017-STAY, 2.58% (1 Month USD LIBOR + 135 bps) due 07/15/32[4,5]	6,694,000	6,641,289
2017-STAY, 2.33% (1 Month USD LIBOR + 110 bps) due 07/15/32[4,5]	3,700,000	3,670,350
COMM Mortgage Trust
2015-CR26, 1.20% (WAC) due 10/10/48[4]	92,623,720	5,563,407
2015-CR26, 4.64% (WAC) due 10/10/48[4]	3,780,000	3,683,293
2015-CR23, 1.13% (WAC) due 05/10/48[4]	49,027,755	2,421,368
2015-CR27, 1.30% (WAC) due 10/10/48[4]	31,524,044	1,967,847
2013-CR13, 1.08% (WAC) due 12/10/23[4]	51,636,011	1,830,837
2014-LC15, 1.50% (WAC) due 04/10/47[4]	15,056,452	792,242
2015-CR23, 3.80% due 05/10/48	700,000	722,018
JPMDB Commercial Mortgage Securities Trust
2017-C5, 1.18% (WAC) due 03/15/50[4]	134,399,013	9,684,349
2016-C2, 1.86% (WAC) due 06/15/49[4]	32,921,763	3,102,185
2016-C4, 0.97% (WAC) due 12/15/49[4]	33,873,038	2,030,699
VSD
2017-PLT1 A, 3.60% due 12/25/43	14,416,278	14,424,472

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

GAHR Commercial Mortgage Trust
2015-NRF, 3.49% (WAC) due 12/15/34[4,5]	13,429,324	$13,209,166
Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19, 4.75% due 12/15/46†††,5	7,274,592	7,354,239
2015-C27, 1.17% (WAC) due 12/15/47[4]	76,998,950	4,671,034
BANK
2017-BNK4, 1.62% (WAC) due 05/15/50[4]	56,919,797	5,670,686
2017-BNK6, 1.02% (WAC) due 07/15/60[4]	44,355,654	2,805,637
JPMBB Commercial Mortgage Securities Trust
2015-C31, 4.77% (WAC) due 08/15/48[4]	3,253,000	3,227,447
2013-C17, 5.05% (WAC) due 01/15/47[4]	2,500,000	2,545,542
2013-C12, 0.80% (WAC) due 07/15/45[4]	48,240,930	1,055,738
CD Commercial Mortgage Trust
2017-CD4, 1.48% (WAC) due 05/10/50[4]	32,647,767	3,000,003
2017-CD3, 1.20% (WAC) due 02/10/50[4]	35,005,449	2,637,881
J.P. Morgan Chase Commercial Mortgage Securities Trust
2016-WSP, 3.38% (1 Month USD LIBOR + 215 bps) due 08/15/33[4,5]	5,000,000	5,024,650
GE Business Loan Trust
2007-1A, 1.40% (1 Month USD LIBOR + 17 bps) due 04/16/35[4,5]	5,178,328	4,996,413
GS Mortgage Securities Trust
2017-GS6, 1.20% (WAC) due 05/10/50[4]	42,918,639	3,560,788
2015-GC28, 1.29% (WAC) due 02/10/48[4]	21,492,723	1,173,079
CGMS Commercial Mortgage Trust
2017-B1, 1.00% (WAC) due 08/15/50[4]	66,877,571	4,218,624
UBS Commercial Mortgage Trust
2017-C2, 1.31% (WAC) due 08/15/50[4]	46,273,976	3,868,551
CD Mortgage Trust
2016-CD1, 1.57% (WAC) due 08/10/49[4]	35,826,682	3,396,814
CSAIL Commercial Mortgage Trust
2015-C1, 1.09% (WAC) due 04/15/50[4]	57,861,474	2,908,500
CFCRE Commercial Mortgage Trust
2016-C3, 1.24% (WAC) due 01/10/48[4]	40,443,234	2,846,666
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.30% (WAC) due 02/15/50[4]	24,514,692	1,938,337
DBJPM Mortgage Trust
2017-C6, 1.19% (WAC) due 06/10/50[4]	25,079,802	1,839,749
WFRBS Commercial Mortgage Trust
2013-C12, 1.50% (WAC) due 03/15/48[4,5]	13,763,879	653,728
LSTAR Commercial Mortgage Trust
2014-2, 5.01% (WAC) due 01/20/41[4,5]	500,000	502,839

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	$228,541
Total Commercial Mortgage Backed Securities		395,113,248

MILITARY HOUSING - 1.0%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,7	22,742,345	25,129,455
2003-PRES, 6.24% due 10/10/41[5]	10,868,680	12,313,813
2005-DRUM, 5.47% due 05/10/50†††,7	4,684,720	5,055,614
2002-MEAD, 6.85% due 05/10/37[5]	2,571,975	3,036,637
2005-BLIS, 5.25% due 07/10/50†††,7	2,500,000	2,514,369
Capmark Military Housing Trust
2008-AMCW, 6.90% due 07/10/55†††,7	8,411,955	10,602,289
2007-AETC, 5.75% due 02/10/52[7]	8,248,009	8,237,699
2007-ROBS, 6.06% due 10/10/52[7]	4,787,360	4,925,667
2006-RILY, 1.61% (1 Month USD LIBOR + 37 bps) due 07/10/51†††,4,5	7,170,590	4,570,227
2007-AET2, 6.06% due 10/10/52[7]	2,177,198	2,309,288
Total Military Housing		78,695,058
Total Collateralized Mortgage Obligations
(Cost $2,192,794,579)		2,225,657,415

CORPORATE BONDS†† - 10.8%
FINANCIAL - 7.1%
Station Place Securitization Trust
2.14% (1 Month USD LIBOR + 90 bps) due 07/24/18[4,5]	71,550,000	71,550,000
1.99% (1 Month USD LIBOR + 75 bps) due 08/24/18[4,5]	29,500,000	29,500,000
2.24% (1 Month USD LIBOR + 100 bps) due 08/24/18[4,5]	23,200,000	23,200,000
2.36% (1 Month USD LIBOR + 113 bps) due 02/25/49[4,5]	2,666,667	2,666,893
2.49% (1 Month USD LIBOR + 125 bps) due 02/25/49[4,5]	2,666,667	2,666,891
3.49% (1 Month USD LIBOR + 225 bps) due 02/25/49[4,5]	2,333,333	2,333,533
Citigroup, Inc.
6.25%[10,16]	41,340,000	46,507,500
5.95%[10,16]	20,660,000	22,338,625
5.95%[10,16]	9,235,000	9,939,169
8.13% due 07/15/39	1,100,000	1,739,880
Bank of America Corp.
6.10%[10,16]	34,024,000	37,511,460
6.30%[10,16]	26,375,000	29,803,750
Hospitality Properties Trust
5.25% due 02/15/26	26,050,000	27,936,912
4.95% due 02/15/27	6,850,000	7,176,398
American Equity Investment Life Holding Co.
5.00% due 06/15/27	32,720,000	33,910,133
KeyCorp
5.00% (3 Month USD LIBOR + 361 bps) [4,10]	24,039,000	24,880,365
Wells Fargo & Co.
5.88%[10,16]	9,800,000	10,907,400
5.90%[10,16]	8,169,000	8,893,999

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

MetLife, Inc.
9.25% due 04/08/38[5]	7,300,000	$10,840,500
10.75% due 08/01/39	4,750,000	7,944,375
Credit Suisse Group AG
2.52% (3 Month USD LIBOR + 120 bps) due 12/14/23[4,5]	18,650,000	18,772,735
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[5]	18,598,575	18,404,982
Voya Financial, Inc.
5.65% (3 Month USD LIBOR + 358 bps) due 05/15/53[4,16]	14,145,000	15,021,990
JPMorgan Chase & Co.
6.10%[10,16]	10,000,000	11,037,400
6.00%[10,16]	2,000,000	2,175,000
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††	8,725,000	9,408,094
Infinity Property & Casualty Corp.
5.00% due 09/19/22	8,605,000	9,139,883
Atlas Mara Ltd.
8.00% due 12/31/20†††,11	6,600,000	5,511,000
Northern Trust Corp.
4.60% (3 Month USD LIBOR + 320 bps) [4,10]	4,737,000	4,855,425
Lincoln Finance Ltd.
7.38% due 04/15/21[5]	4,580,000	4,820,450
Fort Benning Family Communities LLC
1.58% (1 Month USD LIBOR + 35 bps) due 01/15/36†††,4,7	6,000,000	4,798,086
Citizens Financial Group, Inc.
5.50% (3 Month USD LIBOR + 396 bps) [4,10]	4,500,000	4,691,250
Navigators Group, Inc.
5.75% due 10/15/23	4,050,000	4,396,514
Enstar Group Ltd.
4.50% due 03/10/22	3,635,000	3,760,524
Greystar Real Estate Partners LLC
8.25% due 12/01/22[5]	3,445,000	3,677,537
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[5]	1,958,470	1,996,053
1.57% (1 Month USD LIBOR + 34 bps) due 02/15/52†††,4,7	1,754,624	1,081,057
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[7]	1,419,643	1,415,441
5.37% due 12/01/50†††,5	803,617	831,385
5.38% due 02/15/48	546,495	531,494
M&T Bank Corp.
5.13% (3 Month USD LIBOR + 352 bps) [4,10]	2,000,000	2,113,750
Customers Bank
6.13% (3 Month USD LIBOR + 344 bps) due 06/26/29[4,7]	2,000,000	2,045,000
US Bancorp
5.30% (3 Month USD LIBOR + 291 bps)[10,16]	1,800,000	1,962,000
Royal Bank of Scotland Group plc
3.88% due 09/12/23	1,700,000	1,739,581
First American Financial Corp.
4.30% due 02/01/23	1,680,000	1,735,565
Synchrony Financial
4.50% due 07/23/25	1,650,000	1,721,007
Barclays plc
4.38% due 01/12/26	1,600,000	1,670,549
Banco Santander S.A.
4.25% due 04/11/27	1,600,000	1,660,588
CBRE Services, Inc.
5.25% due 03/15/25	1,500,000	1,644,290
Compass Bank
2.75% due 09/29/19	1,600,000	1,610,247

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Physicians Realty, LP
4.30% due 03/15/27	1,350,000	$1,380,253
Morgan Stanley
7.25% due 04/01/32	820,000	1,115,652
Pacific Northwest Communities LLC
5.91% due 06/15/50[7]	1,000,000	1,103,270
Univest Corporation of Pennsylvania
5.10% (3 Month USD LIBOR + 354 bps) due 03/30/25[4]	1,000,000	1,030,000
Wilton Re Finance LLC
5.88% (3 Month USD LIBOR + 383 bps) due 03/30/33[5,16]	925,000	975,875
Nationwide Mutual Insurance Co.
9.38% due 08/15/39[5]	530,000	879,287
ACC Group Housing LLC
6.35% due 07/15/54[7]	625,000	730,493
Hanover Insurance Group, Inc.
4.50% due 04/15/26	650,000	680,350
Lincoln National Corp.
8.75% due 07/01/19	307,000	341,283
7.00% due 06/15/40	210,000	280,634
Pacific Beacon LLC
5.51% due 07/15/36[5]	500,000	577,615
Cadence Bank North America
6.25% (3 Month USD LIBOR + 354 bps) due 06/28/29[16]	480,000	494,400
Assurant, Inc.
6.75% due 02/15/34	106,000	129,853
Total Financial		566,195,625

Energy - 1.3%
Buckeye Partners, LP
3.95% due 12/01/26	31,180,000	30,760,375
4.35% due 10/15/24	4,760,000	4,901,794
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	18,100,000	20,502,993
3.90% due 07/15/26	6,925,000	6,870,093
Equities Corp.
2.11% (3 Month USD LIBOR + 77 bps) due 10/01/20[4]	19,900,000	19,940,994
ConocoPhillips
6.50% due 02/01/39	5,248,000	6,997,316
Hess Corp.
4.30% due 04/01/27	3,750,000	3,716,953
7.88% due 10/01/29	1,497,000	1,816,816
Marathon Petroleum Corp.
3.63% due 09/15/24	1,700,000	1,731,220
Valero Energy Corp.
3.40% due 09/15/26	1,700,000	1,677,079
Sabine Pass Liquefaction LLC
5.88% due 06/30/26	1,500,000	1,673,748
MPLX, LP
4.13% due 03/01/27	1,600,000	1,629,084
ONEOK Partners, LP
3.38% due 10/01/22	1,600,000	1,616,096
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[7,12]	781,800	78,180
Total Energy		103,912,741

Communications - 1.0%
Discovery Communications LLC
3.95% due 03/20/28	38,300,000	38,025,525
2.04% (3 Month USD LIBOR + 71 bps) due 09/20/19[4]	5,000,000	5,030,570
AT&T, Inc.
2.20% (3 Month USD LIBOR + 89 bps) due 02/14/23[4]	27,300,000	27,239,143
6.38% due 03/01/41	1,400,000	1,639,228
6.30% due 01/15/38	500,000	588,278
SFR Group S.A.
7.38% due 05/01/26[5]	5,100,000	5,508,000

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Charter Communications Operating LLC / Charter Communications Operating Capital
6.38% due 10/23/35	1,400,000	$1,637,475
Vodafone Group plc
7.88% due 02/15/30	1,200,000	1,618,113
Time Warner Cable LLC
4.00% due 09/01/21	1,500,000	1,554,144
MDC Partners, Inc.
6.50% due 05/01/24[5]	300,000	302,250
Total Communications		83,142,726

Basic Materials - 0.6%
Yamana Gold, Inc.
4.95% due 07/15/24	23,370,000	23,954,249
BHP Billiton Finance USA Ltd.
6.75% (USD 5 Year Swap Rate + 509 bps) due 10/19/75[4,5]	16,500,000	19,428,750
Southern Copper Corp.
6.75% due 04/16/40	1,400,000	1,718,014
Dow Chemical Co.
9.40% due 05/15/39	1,000,000	1,658,350
Barrick North America Finance LLC
7.50% due 09/15/38	1,230,000	1,636,103
Eldorado Gold Corp.
6.13% due 12/15/20[5]	1,050,000	1,067,063
Total Basic Materials		49,462,529

Consumer, Non-cyclical - 0.4%
NYU Hospitals Center
4.37% due 07/01/47	17,045,000	18,027,877
Offutt AFB America First Community LLC
5.46% due 09/01/50[5]	6,691,353	7,072,225
United Communities LLC
5.61% due 09/15/51[5]	4,606,949	4,776,254
Laboratory Corporation of America Holdings
4.70% due 02/01/45	1,600,000	1,648,024
Kraft Heinz Foods Co.
6.50% due 02/09/40	1,300,000	1,628,140
Total Consumer, Non-cyclical		33,152,520

Consumer, Cyclical - 0.2%
HP Communities LLC
5.78% due 03/15/46[7]	2,150,000	2,348,143
5.86% due 09/15/53[7]	1,420,000	1,539,536
5.62% due 09/15/32[7]	1,000,000	1,077,640
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	3,000,000	2,910,000
Hasbro, Inc.
6.35% due 03/15/40	1,500,000	1,833,265
Wyndham Worldwide Corp.
4.50% due 04/01/27	1,630,000	1,635,753
Northern Group Housing LLC
6.80% due 08/15/53[7]	1,200,000	1,475,136
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	1,000,000	990,000
Total Consumer, Cyclical		13,809,473

Industrial - 0.2%
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,7,11	2,491,355	2,495,903
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
6.88% due 02/15/21	2,009,220	2,059,450

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
4.80% (3 Month USD LIBOR + 350 bps) due 07/15/21[4,5]	1,875,000	$1,912,500
Total Industrial		6,467,859

Diversified - 0.1%
HRG Group, Inc.
7.88% due 07/15/19	6,395,000	6,522,900
Leucadia National Corp.
5.50% due 10/18/23	1,500,000	1,602,182
Total Diversified		8,125,082

Utilities - 0.0%
Progress Energy, Inc.
7.75% due 03/01/31	1,100,000	1,556,298
Exelon Generation Company LLC
6.25% due 10/01/39	670,000	737,884
Total Utilities		2,294,182
Total Corporate Bonds
(Cost $844,025,572)		866,562,732

U.S. GOVERNMENT SECURITIES†† - 9.3%
U.S. Treasury Bonds
due 11/15/44[13]	827,013,400	375,373,212
due 11/15/46[13]	377,023,000	160,528,371
due 02/15/47[13]	370,045,000	156,314,109
8.75% due 08/15/20	6,500,000	7,800,762
8.75% due 05/15/20	6,030,000	7,147,905
4.38% due 05/15/40	5,550,000	7,075,166
8.00% due 11/15/21	5,600,000	6,978,125
7.88% due 02/15/21	5,500,000	6,610,527
8.13% due 08/15/21	4,400,000	5,446,719
4.75% due 02/15/41	2,250,000	3,022,646
2.75% due 11/15/42	2,580,000	2,546,541
2.88% due 08/15/45	1,800,000	1,807,734
Total U.S. Treasury Bonds		740,651,817
U.S. Treasury Notes
2.00% due 04/30/24	4,500,000	4,465,195
3.13% due 05/15/19	2,500,000	2,567,578
Total U.S. Treasury Notes		7,032,773
Total U.S. Government Securities
(Cost $734,418,017)		747,684,590

FEDERAL AGENCY BONDS†† - 3.0%
Fannie Mae Principal Strips
due 01/15/30[13]	54,725,000	37,842,049
due 05/15/30[13]	48,650,000	33,256,109
due 05/15/29[13]	33,900,000	24,064,005
due 11/15/30[13]	17,570,000	11,724,286
Total Fannie Mae Principal Strips		106,886,449
Freddie Mac Principal Strips
due 07/15/32[13]	33,850,000	21,366,853
due 03/15/31[13]	31,757,000	21,000,376
Total Freddie Mac Principal Strips		42,367,229
Residual Funding Corporation Principal
due 04/15/30[13]	43,639,000	30,209,935
Tennessee Valley Authority
5.38% due 04/01/56	8,360,000	11,386,805
4.25% due 09/15/65	9,900,000	11,268,923
Total Tennessee Valley Authority		22,655,728
Residual Funding Corporation Principal Strips
due 01/15/30[13]	15,074,000	10,512,147
Fannie Mae Interest Strips
due 01/15/32[13]	9,413,000	5,991,464
due 01/15/35[13]	2,250,000	1,261,428
due 07/15/32[13]	1,963,000	1,224,510
due 01/15/33[13,14]	1,450,000	890,026
Total Fannie Mae Interest Strips		9,367,428

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Federal Farm Credit Bank
3.00% due 09/14/37	4,300,000	$4,185,551
3.25% due 09/06/44	1,750,000	1,710,746
Total Federal Farm Credit Bank		5,896,297
Fannie Mae[14]
due 01/15/30[13]	5,900,000	4,083,718
due 02/06/33[13]	1,456,000	892,045
Total Fannie Mae		4,975,763
Freddie Mac Interest Strips
due 03/15/30[13]	7,250,000	4,972,309
Freddie Mac[14]
1.25% due 10/02/19	2,500,000	2,485,680
Freddie Mac Coupon Strips
due 09/15/30[13]	2,906,000	1,956,609
Total Federal Agency Bonds
(Cost $240,967,966)		242,285,574

FOREIGN GOVERNMENT DEBT†† - 3.3%
Kingdom Of Denmark
4.00% due 11/15/17	DKK 579,100,000	92,480,689
Kingdom Of Sweden
due 10/18/17[13]	SEK 621,000,000	76,257,675
Czech Republic Government Bond
due 11/09/17[13]	CZK 455,000,000	20,731,522
0.85% due 03/17/18	CZK 259,030,000	11,841,983
Total Czech Republic Government Bond		32,573,505
Senegal Government International Bond
6.25% due 05/23/33[5]	15,300,000	15,732,837
Dominican Republic International Bond
6.85% due 01/27/45[5]	13,955,000	15,612,156
Kenya Government International Bond
6.88% due 06/24/24[5]	14,705,000	15,009,982
Republic of Slovenia
1.75% due 10/09/17	EUR 11,450,000	13,532,679
Bahamas Government International Bond
6.95% due 11/20/29[5]	110,000	118,250
Total Foreign Government Debt
(Cost $257,130,698)		261,317,773

SENIOR FLOATING RATE INTERESTS††,4 - 2.1%
Technology - 0.5%
Epicor Software
4.99% (1 Month USD LIBOR + 375 bps) due 06/01/22	20,279,888	20,305,237
EIG Investors Corp.
5.32% (3 Month USD LIBOR + 400 bps) due 02/09/23	5,274,404	5,324,299
Internet Brands, Inc.
4.82% (3 Month USD LIBOR + 350 bps) due 09/13/24	3,480,757	3,457,541
Switch Ltd.
3.99% (1 Month USD LIBOR + 275 bps) due 06/27/24	1,995,000	2,008,726
TIBCO Software, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 12/04/20	1,950,175	1,955,050
Advanced Computer Software
10.81% (3 Month USD LIBOR + 950 bps) due 01/31/23	2,000,000	1,848,340
Verint Systems, Inc.
3.56% (3 Month USD LIBOR + 225 bps) due 06/28/24	748,125	749,060
Kronos, Inc.
4.81% (3 Month USD LIBOR + 350 bps) due 11/01/23	298,500	300,073
Compucom Systems, Inc.
4.49% (1 Month USD LIBOR + 325 bps) due 05/11/20	290,010	252,492

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Micron Technology, Inc.
3.74% (1 Month USD LIBOR + 250 bps) due 04/26/22	197,995	$199,248
Aspect Software, Inc.
11.24% (1 Month USD LIBOR + 1000 bps) due 05/25/20[2,4]	14,726	14,487
Total Technology		36,414,553

Financial - 0.4%
Misys Ltd.
4.82% (3 Month USD LIBOR + 350 bps) due 06/13/24	29,150,000	29,269,806
National Financial Partners Corp.
4.74% (3 Month USD LIBOR + 350 bps) due 01/08/24	2,205,875	2,219,662
HUB International Ltd.
4.31% (3 Month USD LIBOR + 300 bps) due 10/02/20	1,141,900	1,149,129
LPL Holdings, Inc.
3.65% (3 Month USD LIBOR + 225 bps) due 09/11/24	1,000,000	997,500
American Stock Transfer & Trust
5.84% (3 Month USD LIBOR + 450 bps) due 06/26/20	234,165	234,751
Total Financial		33,870,848

Communications - 0.4%
Cengage Learning Acquisitions, Inc.
5.49% (1 Month USD LIBOR + 425 bps) due 06/07/23	21,807,080	20,058,588
SFR Group SA
4.56% (3 Month USD LIBOR + 325 bps) due 01/14/25	6,749,000	6,766,817
Proquest LLC
4.99% (1 Month USD LIBOR + 375 bps) due 10/24/21	1,342,734	1,355,598
Houghton Mifflin Co.
4.24% (1 Month USD LIBOR + 300 bps) due 05/28/21	738,665	710,965
Cable One, Inc.
3.57% (3 Month USD LIBOR + 225 bps) due 05/01/24	498,750	501,244
Total Communications		29,393,212

Industrial - 0.3%
Hayward Industries, Inc.
4.74% (1 Month USD LIBOR + 350 bps) due 08/05/24	5,250,000	5,280,608
Transdigm, Inc.
4.26% (1 Month USD + 300 bps) and (3 Month USD LIBOR + 300 bps) due 08/22/24[19]	2,992,500	2,995,882
Engility Corp.
4.49% (Commercial Prime Lending Rate + 225 bps) due 08/14/23	2,939,045	2,970,287
VC GB Holdings, Inc.
4.99% (1 Month USD LIBOR + 375 bps) due 02/28/24	2,314,341	2,334,591
TMF Group Holding BV
3.50% (6 Month EURIBOR + 350 bps) due 10/13/23[17]	EUR 1,750,000	2,079,958
Wrangler Buyer Corp.
3.00% (1 Month USD LIBOR + 300 bps) due 09/27/24	1,350,000	1,356,183
Hillman Group, Inc.
4.84% (3 Month USD LIBOR + 350 bps) due 06/30/21	984,733	987,195

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Clean Harbors, Inc.
3.24% (1 Month USD LIBOR + 200 bps) due 06/28/24	798,000	$800,657
Hardware Holdings LLC
7.83% (3 Month USD LIBOR + 650 bps) due 03/30/20	707,625	686,396
CHI Overhead Doors, Inc.
4.58% (3 Month USD LIBOR + 325 bps) due 07/29/22	495,971	494,111
Engineered Machinery Holdings, Inc.
4.56% (2 Month USD LIBOR + 325 bps) due 07/19/24	442,478	442,478
4.58% (Prime Rate + 225 bps) due 07/19/24	44,137	44,137
Flex Acquisition Company, Inc.
4.30% (3 Month USD LIBOR + 300 bps) due 12/29/23	300,000	300,657
Wencor Group
4.83% (3 Month USD LIBOR + 350 bps) due 06/18/21	291,252	282,805
Thermasys Corp.
5.31% (3 Month USD LIBOR + 400 bps) due 05/03/19	90,000	82,800
NVA Holdings, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 08/14/21	75,000	75,492
Total Industrial		21,214,237

Consumer, Cyclical - 0.2%
Eyemart Express
4.25% (1 Month USD LIBOR + 300 bps) due 08/04/24	5,050,000	5,034,245
Leslie’s Poolmart, Inc.
5.06% (3 Month USD LIBOR + 375 bps) due 08/16/23	4,430,436	4,428,842
PetSmart Inc
4.24% (1 Month USD LIBOR + 300 bps) due 03/11/22	4,139,516	3,490,978
Life Time Fitness, Inc.
4.32% (3 Month USD LIBOR + 300 bps) due 06/10/22	1,695,413	1,699,922
PTL Acqusition, Inc.
3.49% (1 Month USD LIBOR + 225 bps) due 08/01/23	1,237,500	1,245,234
Acosta, Inc.
4.43% (3 Month LIBOR + 325 bps) due 09/26/19†††,11	684,444	648,185
4.48% (1 Month USD LIBOR + 325 bps) due 09/26/19†††,11	440,000	416,690
BBB Industries, LLC
5.74% (1 Month USD LIBOR + 450 bps) due 11/03/21	957,649	967,226
Neiman Marcus Group, Inc.
4.48% (1 Month USD LIBOR + 325 bps) due 10/25/20	579,000	429,965
Sears Holdings Corp.
5.74% (1 Month USD LIBOR + 450 bps) due 06/30/18	365,217	360,195
USIC Holding, Inc.
5.00% (3 Month LIBOR + 350 bps) due 12/08/23	158,825	159,751
Total Consumer, Cyclical		18,881,233

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Consumer, Non-cyclical - 0.2%
Packaging Coordinators Midco, Inc.
5.34% (3 Month USD LIBOR + 400 bps) due 06/30/23	3,160,000	$3,152,100
Albertson’s LLC
4.33% (3 Month USD LIBOR + 300 bps) due 12/21/22	2,749,155	2,646,556
DJO Finance LLC
4.49% (1 Month USD LIBOR + 325 bps) due 06/08/20	2,354,769	2,350,837
Grocery Outlet, Inc.
4.83% (3 Month USD LIBOR + 350 bps) due 10/21/21	1,732,564	1,726,067
CHG Healthcare Services, Inc.
4.56% (3 Month USD LIBOR + 325 bps) due 06/07/23	1,574,239	1,588,297
One Call Medical, Inc.
5.32% (3 Month USD LIBOR + 400 bps) due 11/27/20	1,650,339	1,551,319
CareCore National LLC
5.24% (1 Month USD LIBOR + 400 bps) due 03/05/21	1,355,231	1,368,784
DaVita, Inc.
3.99% (1 Month USD LIBOR + 275 bps) due 06/24/21	797,938	802,590
PAREXEL International Corp.
3.00% (3 Month USD LIBOR + 300 bps) due 09/27/24[18]	500,000	503,440
Diamond (BC) B.V.
4.32% (3 Month USD LIBOR + 300 bps) due 09/06/24	500,000	498,215
JBS USA Lux SA
3.80% (3 Month USD LIBOR + 250 bps) due 10/30/22	298,500	294,769
CTI Foods Holding Co. LLC
4.74% (1 Month USD LIBOR + 350 bps) due 06/29/20	200,000	180,000
Total Consumer, Non-cyclical		16,662,974

Basic Materials - 0.1%
Road Infrastructure Investment
4.74% (1 Month USD LIBOR + 350 bps) due 06/13/23	4,416,998	4,429,896
Nexeo Solutions LLC
5.07% (3 Month USD LIBOR + 375 bps) due 06/09/23	1,678,814	1,688,601
Total Basic Materials		6,118,497

Utilities - 0.0%
Invenergy Thermal Operating I, LLC
6.83% (3 Month USD LIBOR + 550 bps) due 10/19/22	2,478,254	2,354,341
Total Senior Floating Rate Interests
(Cost $166,582,144)		164,909,895

MUNICIPAL BONDS†† - 1.1%
Ohio - 0.5%
American Municipal Power, Inc. Revenue Bonds
8.08% due 02/15/50	19,850,000	32,813,836
7.50% due 02/15/50	2,060,000	2,963,516
Total Ohio		35,777,352

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

California - 0.5%
Poway Unified School District General Obligation Unlimited
due 08/01/40[13]	10,000,000	$4,283,499
due 08/01/38[13]	8,460,000	3,940,667
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[13]	8,565,000	2,883,493
due 08/01/39[13]	4,000,000	1,755,840
due 08/01/41[13]	2,000,000	800,900
San Diego Unified School District General Obligation Unlimited
due 07/01/39[13]	7,150,000	3,213,568
due 07/01/46[13]	2,200,000	733,590
due 07/01/43[13]	1,350,000	510,705
Cypress School District General Obligation Unlimited
due 08/01/48[13]	14,450,000	3,837,487
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/34[13]	5,295,000	3,027,257
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[13]	3,600,000	1,153,800
Santa Cruz County Redevelopment Agency Tax Allocation
3.75% due 09/01/32	850,000	856,214
Wiseburn School District General Obligation Unlimited
due 08/01/34[13]	900,000	486,162
Santa Ana Unified School District General Obligation Unlimited
due 08/01/35[13]	700,000	370,440
Total California		27,853,622

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,350,000	6,033,891
5.10% due 06/01/33	2,500,000	2,692,225
6.63% due 02/01/35	1,820,000	2,205,931
Total Illinois		10,932,047

Florida - 0.0%
County of Miami-Dade Florida Aviation Revenue Revenue Bonds
3.73% due 10/01/37	2,250,000	2,235,893
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[13]	4,100,000	1,519,337
Total Florida		3,755,230

Oregon - 0.0%
Washington & Multnomah Counties School District No. 48J Beaverton General Obligation Unlimited
due 06/15/33[13]	3,850,000	2,174,134

Puerto Rico - 0.0%
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	1,500,000	1,677,270

Texas - 0.0%
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[13]	2,850,000	813,219
due 11/15/41[13]	1,500,000	526,065
Total Texas		1,339,284

Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[13]	995,000	372,478

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Face Amount~	Value

Pennsylvania Economic Development Financing Authority Revenue Bonds (continued)
due 01/01/37[13]	570,000	$260,900
Total Pennsylvania		633,378
Total Municipal Bonds
(Cost $78,914,030)		84,142,317

FEDERAL AGENCY DISCOUNT NOTES†† - 0.4%
Freddie Mac
due 12/14/29[13,14]	48,770,000	33,937,487
Total Federal Agency Discount Notes
(Cost $33,841,269)		33,937,487

COMMERCIAL PAPER†† - 3.6%
Hewlett-Packard Co.
1.40% due 10/23/17[13,15]	50,000,000	49,957,222
1.52% due 10/24/17[13,15]	21,800,000	21,782,787
Total Hewlett-Packard Co.		71,740,009
Mondelez International, Inc.
1.35% due 10/03/17[13,15]	35,000,000	34,997,297
1.36% due 10/20/17[13,15]	25,000,000	24,981,528
1.39% due 10/19/17[5,13,15]	2,000,000	1,998,610
Total Mondelez International, Inc.		61,977,435
Marriott International, Inc.
1.36% due 11/01/17[13,15]	27,000,000	26,966,753
1.39% due 10/11/17[13,15]	15,000,000	14,994,083
1.47% due 11/03/17[13,15]	12,900,000	12,882,263
Total Marriott International, Inc.		54,843,099
Ryder System, Inc.
1.37% due 10/18/17[13,15]	33,500,000	33,478,327
1.38% due 10/23/17[13,15]	2,175,000	2,173,166
Total Ryder System, Inc.		35,651,493
Anthem, Inc.
1.37% due 10/03/17[5,13,15]	28,500,000	28,497,831
Total Anthem, Inc.		28,497,831
McDonald’s Corp.
1.22% due 10/10/17[5,13,15]	10,000,000	9,996,600
Harley-Davidson Financial Services
1.31% due 10/20/17[13,15]	8,000,000	7,994,469
Cargill, Inc.
1.12% due 10/10/17[13,15]	4,000,000	3,998,880
Total Cargill, Inc.		3,998,880
WPP CP Finance plc
1.38% due 10/13/17[13,15]	4,000,000	3,998,160
Canadian Imperial Bank Of Commerce
1.15% due 10/30/17[13,15]	4,000,000	3,996,278
CBS Corp.
1.40% due 11/13/17[13,15]	2,500,000	2,495,819
Ei Du Pont De Nemours & Co.
1.36% due 10/10/17[13,15]	1,725,000	1,724,414
Amcor Ltd.
1.38% due 11/13/17[13,15]	1,100,000	1,098,187
Marriott International Inc.
1.33% due 10/04/17[13,15]	1,000,000	999,885
Total Commercial Paper
(Cost $289,008,601)		289,012,559

	Contracts

OTC OPTIONS PURCHASED†† - 0.0%
Call options on:
Bank of America Merrill Lynch iShares 20+ Year Treasury Bond ETF Expiring October 2017 with strike price of $130.50 (Notional Value $629,613,816)	50,466	378,495

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

	Contracts	Value

Put options on:
Bank of America Merrill Lynch iShares iBoxx $ High Yield Corporate Bond ETF Expiring October 2017 with strike price of $83.50 (Notional Value $839,225,800)	94,550	$425,475
Total OTC Options Purchased
(Cost $759,886)		803,970

Total Investments - 102.3%
(Cost $8,089,092,694)		$8,186,704,750

OTC OPTIONS WRITTEN†† - 0.0%
Call options on:
Bank of America Merrill Lynch iShares 20+ Year Treasury Bond ETF Expiring October 2017 with strike price of $133.00 (Notional Value $629,613,816)	50,466	(176,631)
Total OTC Options Written
(Premiums received $3,633,552)		(176,631)
Other Assets & Liabilities, net - (2.3)%		(185,111,804)
Total Net Assets - 100.0%		$8,001,416,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

CENTRALLY CLEARED INTEREST RATE SWAPS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Unrealized Gain (Loss)
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.24%	Quarterly	08/11/27	$(265,800,000)	$3,380,564	$3,380,564
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	1.99%	Quarterly	08/22/24	(128,600,000)	1,591,975	1,591,975
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.09%	Quarterly	09/05/27	(58,600,000)	1,165,078	1,165,078
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	1.67%	Quarterly	08/16/20	(166,000,000)	713,789	713,789
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.15%	Quarterly	08/21/27	(49,300,000)	677,179	677,179
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.13%	Quarterly	08/30/27	(41,600,000)	667,291	667,291
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.19%	Quarterly	08/15/27	(50,200,000)	523,814	523,814
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.17%	Quarterly	08/22/27	(34,500,000)	438,968	438,968
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.24%	Quarterly	08/17/27	(39,200,000)	248,269	248,269
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.07%	Quarterly	05/26/24	(59,730,000)	208,044	208,044
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.16%	Quarterly	02/13/24	(108,330,000)	(306,957)	(306,957)
									$9,308,014

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2017	Net Unrealized Appreciation (Depreciation)
Barclays	(621,000,000)	SEK	10/18/17	$77,433,835	$76,308,122	$1,125,713
Citigroup	(602,264,000)	DKK	11/15/17	96,275,207	95,910,213	364,994
Bank of America	(1,779,000)	EUR	10/12/17	2,132,055	2,103,782	28,273
Citigroup	(39,361,755)	CZK	03/19/18	1,752,917	1,814,914	(61,997)
Goldman Sachs	(221,870,000)	CZK	03/19/18	9,879,331	10,230,106	(350,775)
Deutsche Bank	(11,650,375)	EUR	10/10/17	13,117,390	13,775,581	(658,191)
J.P. Morgan	(455,000,000)	CZK	11/09/17	18,215,301	20,765,809	(2,550,508)
						$(2,102,491)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7 day yield as of September 30, 2017.
[4]	Variable rate security. Rate indicated is rate effective at September 30, 2017.
[5]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $3,793,365,147 (cost $3,762,012,199), or 47.4% of total net assets.

[6]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[7]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $85,714,901 (cost $88,264,762), or 1.1% of total net assets. See Note 10.

[8]	Security is an interest-only strip. Rate indicated is effective yield at September 30, 2017.
[9]	Maturity date indicated is next interest reset date.
[10]	Perpetual maturity.
[11]	Security was fair valued by the Valuation Committee at September 30, 2017. The total market value of fair valued securities amounts to $9,071,778, (cost $9,272,113) or 0.1% of total net assets.
[12]	Security is in default of interest and/or principal obligations.
[13]	Zero coupon rate security.
[14]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[15]	Rate indicated is the effective yield at the time of purchase.
[16]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[17]	The underlying reference rate was negative at period end causing the effective to be equal to spread amount listed.
[18]	This position was unsettled at period end. The underlying reference rate will not be applied to the effective rate until settlement occurs.
[19]	The effective rate shown is based on a weighted average of the underlying reference rates and spread amounts listed.
BofA — Bank of America
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
CMT — Constant Maturity Treasury
DKK — Denmark Krone
EURIBOR — European Interbank Offered Rate
EUR — Euro
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
SEK — Swedish Krona
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Asset-Backed Securities	$—	$2,963,623,589	$—	$12,011,785	$2,975,635,374
Closed-End Fund	10,260,018	—	—	—	10,260,018
Collateralized Mortgage Obligations	—	2,103,659,883	—	121,997,532	2,225,657,415
Commercial Paper	—	289,012,559	—	—	289,012,559
Common Stocks	30,330	—	—	—	30,330
Corporate Bonds	—	842,437,206	—	24,125,526	866,562,732
Forward Foreign Currency Exchange Contracts	—	—	1,518,980	—	1,518,980
Federal Agency Bonds	—	242,285,574	—	—	242,285,574
Federal Agency Discount Notes	—	33,937,487	—	—	33,937,487
Foreign Government Debt	—	261,317,773	—	—	261,317,773
Interest Rate Swaps	—	—	9,614,971	—	9,614,971
Money Market Fund	170,184,091	—	—	—	170,184,091
Municipal Bonds	—	84,142,317	—	—	84,142,317
Mutual Funds	113,140,145	—	—	—	113,140,145
Options Purchased	—	803,970	—	—	803,970
Preferred Stocks	—	1,140,480	—	—	1,140,480
Senior Floating Rate Interests	—	163,845,020	—	1,064,875	164,909,895
U.S. Government Securities	—	747,684,590	—	—	747,684,590
Total Assets	$293,614,584	$7,733,890,448	$11,133,951	$159,199,718	$8,197,838,701

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$3,621,471	$—	$3,621,471
Interest Rate Swaps	—	—	306,957	—	306,957
Options Written	—	176,631	—	—	176,631
Unfunded Loans (Note 9)	—	—	—	56,979	56,979
Total Liabilities	$—	$176,631	$3,928,428	$56,979	$4,162,038

*	Other financial instruments include forward foreign currency exchange contracts and swaps, which are reported as unrealized gain/loss at period end.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 09/30/17	Valuation Technique	Unobservable Inputs	Input Values
Assets:
Asset Backed Securities	$12,011,785	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Collateralized Mortgage Obligations	121,997,532	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	16,118,623	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—
Corporate Bonds	5,511,000	Model Price	Market Comparable Yields	11.2%
			Market Comparable Debt-to-Capital Ratios	56.0%
			Indicative Quotes	—
Corporate Bonds	2,495,903	Model Price	Market Comparable Yields	8.3%
Senior Floating Rate Interests	1,064,875	Model Price	Purchase Price	—
Total Assets	$159,199,718

Liabilities:
Unfunded Loan Commitments	$56,979	Model Price	Purchase Price	—

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2017
TOTAL RETURN BOND FUND

For the year ended September 30, 2017, the Fund had securities with a total value of $7,529,581 transfer out of level 3 into level 2 and securities with a total value of $10,566,614 transfer out of level 2 into level 3 due to changes in the securities valuation methods based on availability of observable market inputs. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2017:

LEVEL 3 - Fair value measurement using significant unobservable inputs

	Assets						Liabilities
	Senior Floating Rate Interests	Collateralized Mortgage Obligations	Asset Backed Securities	Corporate Bonds	Preferred Stocks	Total Assets	Unfunded Loan Commitments
TOTAL RETURN BOND
Beginning Balance	$—	$26,276,741	$19,966,658	$17,845,293	$—	$64,088,692	$(184,630)
Purchases/Fundings	2,211,733	112,296,872	—	824,791	—	115,333,396	339,743
Sales, maturities and paydowns/Receipts	(1,233,467)	(20,690,294)	(305,974)	(194,955)	—	(22,424,690)	(184,311)
Total realized gains or losses included in earnings	(19,129)	(39,656)	(217,750)	(87)	(503,500)	(780,122)	814
Total change in unrealized gains or losses included in earnings	105,738	(901,745)	98,432	139,484	503,500	(54,591)	(28,595)
Transfers into Level 3	—	5,055,614	—	5,511,000	—	10,566,614	—
Transfers out of Level 3	—	—	(7,529,581)	—	—	(7,529,581)	—
Ending Balance	$1,064,875	$121,997,532	$12,011,785	$24,125,526	$—	$159,199,718	$(56,979)
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2017	$80,244	$(1,343,245)	$(46,103)	$(155,684)	$—	$(1,464,788)	$(28,255)

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2017
TOTAL RETURN BOND FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2016, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180416001923/gug65857-ncsr.htm.

Transactions during the year ended September 30, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 09/30/17	Shares 09/30/17	Investment Income
Aspect Software, Inc.	$14,703	$—	$(380)	$—	$164	$14,487	14,726	$1,688
Guggenheim Floating Rate Strategies Fund — Institutional Class	20,054,667	57,067,889	—	—	(19,201)	77,103,355	2,960,958	1,564,519
Guggenheim Limited Duration Fund — Institutional Class	15,453,399	392,141	(15,928,401)	324,820	(241,959)	—	—	403,913
Guggenheim Strategic Opportunities Fund	9,205,115	—	—	—	1,054,903	10,260,018	481,691	1,052,591
Guggenheim Strategy Fund I	12,050,977	216,991	—	—	58,385	12,326,353	490,894	217,141
Guggenheim Strategy Fund II	10,733,931	3,572,255	—	—	57,240	14,363,426	573,161	272,636
Guggenheim Strategy Fund III	6,342,121	2,987,866	—	—	17,024	9,347,011	373,283	188,117
	$73,854,913	$64,237,142	$(15,928,781)	$324,820	$926,556	$123,414,650		$3,700,605

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $7,967,835,328)	$8,063,290,100
Investments in affiliated issuers, at value (cost $121,257,366)	123,414,650
Foreign currency, at value (cost $103)	106
Cash	12,202,986
Segregated cash with broker	27,320,361
Variation margin on swap agreements	187,614
Unrealized appreciation on forward foreign currency exchange contracts	1,518,980
Prepaid expenses	370,276
Receivables:
Securities sold	164,179,035
Interest	33,863,292
Fund shares sold	23,214,272
Dividends	412,067
Total assets	8,449,973,739

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $139,822)	56,979
Options written, at value (premiums received $3,633,552)	176,631
Due to broker	1,935,000
Unrealized depreciation on forward foreign currency exchange contracts	3,621,471
Payable for:
Securities purchased	425,475,054
Fund shares redeemed	11,791,279
Distribution to shareholders	3,033,595
Management fees	843,333
Fund accounting/administration fees	518,313
Distribution and service fees	$470,510
Transfer agent/maintenance fees	209,134
Recoupment of previously waived expenses	13,715
Trustees’ fees*	12,013
Miscellaneous	400,397
Total liabilities	448,557,424
Net assets	$8,001,416,315

Net assets consist of:
Paid in capital	$7,916,162,240
Accumulated net investment loss	(6,651,345)
Accumulated net realized loss on investments	(16,454,182)
Net unrealized appreciation on investments	108,359,602
Net assets	$8,001,416,315

A-Class:
Net assets	$744,989,044
Capital shares outstanding	27,540,264
Net asset value per share	$27.05
Maximum offering price per share (Net asset value divided by 96.00%)	$28.18

C-Class:
Net assets	$251,177,120
Capital shares outstanding	9,284,574
Net asset value per share	$27.05

P-Class:
Net assets	$572,644,075
Capital shares outstanding	21,174,847
Net asset value per share	$27.04

R6-Class:**
Net assets	$13,708,761
Capital shares outstanding	506,122
Net asset value per share	$27.09

Institutional Class:
Net assets	$6,418,897,315
Capital shares outstanding	237,094,634
Net asset value per share	$27.07

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: October 19, 2016.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$139,657
Dividends from securities of affiliated issuers	3,700,605
Interest	225,292,844
Total investment income	229,133,106

Expenses:
Management fees	28,156,624
Distribution and service fees:
A-Class	1,604,770
C-Class	2,293,044
P-Class	879,514
Recoupment of previously waived fees:
A-Class	50,815
C-Class	33,334
P-Class	26,829
Transfer agent/maintenance fees:
A-Class	800,987
C-Class	214,901
P-Class	498,930
R6-Class	481
Institutional Class	2,356,725
Fund accounting/administration fees	4,594,829
Line of credit fees	955,286
Interest expense	781,300
Custodian fees	134,076
Trustees’ fees*	101,006
Miscellaneous	1,498,499
Total expenses	44,981,950
Less:
Expenses reimbursed by Adviser:
A-Class	(145,828)
C-Class	(16,809)
P-Class	(128,410)
R6-Class	(869)
Institutional Class	(1,695,160)
Expenses waived by Adviser	(7,146,949)
Total waived/reimbursed expenses	(9,134,025)
Net expenses	35,847,925
Net investment income	193,285,181

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$22,778,458
Investments in affiliated issuers	324,820
Swap agreements	(1,373,276)
Foreign currency transactions	(2,590,442)
Forward currency exchange contracts	(3,512,248)
Options purchased	(8,729,152)
Options written	(1,704,241)
Net realized gain	5,193,919
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	32,160,395
Investments in affiliated issuers	926,556
Swap agreements	9,308,014
Options purchased	44,084
Options written	3,456,921
Foreign currency translations	4,685
Forward foreign currency exchange contracts	(2,102,491)
Net change in unrealized appreciation (depreciation)	43,798,164
Net realized and unrealized gain	48,992,083
Net increase in net assets resulting from operations	$242,277,264

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$193,285,181	$106,270,675
Net realized gain on investments	5,193,919	25,179,563
Net change in unrealized appreciation (depreciation) on investments	43,798,164	82,855,164
Net increase in net assets resulting from operations	242,277,264	214,305,402

Distributions to shareholders from:
Net investment income
A-Class	(22,443,652)	(19,285,718)
C-Class	(6,346,353)	(4,414,562)
P-Class	(11,837,451)	(2,468,760)
R6-Class*	(106,334)	—
Institutional Class	(170,419,239)	(85,820,390)
Net realized gains
A-Class	(2,595,729)	—
C-Class	(928,930)	—
P-Class	(771,149)	—
R6-Class*	(418)	—
Institutional Class	(13,065,720)	—
Total distributions to shareholders	(228,514,975)	(111,989,430)

Capital share transactions:
Proceeds from sale of shares
A-Class	484,488,429	409,315,803
C-Class	101,568,902	142,276,966
P-Class	506,776,191	169,273,892
R6-Class*	14,004,848	—
Institutional Class	4,556,576,807	2,285,297,704
Distributions reinvested
A-Class	21,426,257	16,940,775
C-Class	5,774,378	3,370,562
P-Class	12,575,292	2,496,360
R6-Class*	106,752	—
Institutional Class	148,909,327	68,800,673
Cost of shares redeemed
A-Class	(307,329,650)	(328,114,466)
C-Class	(71,178,051)	(24,573,068)
P-Class	(111,875,823)	(26,108,049)
R6-Class*	(464,812)	—
Institutional Class	(1,325,029,178)	(816,727,764)
Net increase from capital share transactions	4,036,329,669	1,902,249,388
Net increase in net assets	4,050,091,958	2,004,565,360

Net assets:
Beginning of year	3,951,324,357	1,946,758,997
End of year	$8,001,416,315	$3,951,324,357
Accumulated net investment loss/Undistributed net investment income at end of year	$(6,651,345)	$2,451,545

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2017	Year Ended September 30, 2016
Capital share activity:
Shares sold
A-Class	18,097,238	15,477,259
C-Class	3,786,837	5,370,784
P-Class	18,936,622	6,363,397
R6-Class*	519,216	—
Institutional Class	170,061,911	86,143,028
Shares issued from reinvestment of distributions
A-Class	801,866	639,848
C-Class	216,143	126,992
P-Class	468,997	93,411
R6-Class*	3,992	—
Institutional Class	5,551,921	2,587,333
Shares redeemed
A-Class	(11,494,371)	(12,426,783)
C-Class	(2,660,260)	(926,958)
P-Class	(4,177,643)	(982,068)
R6-Class*	(17,086)	—
Institutional Class	(49,487,333)	(30,884,118)
Net increase in shares	150,608,050	71,582,125

*	Since commencement of operations: October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$27.23	$26.50	$26.94	$26.16	$26.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.96	.94	1.01	1.20
Net gain (loss) on investments (realized and unrealized)	.05	.81	(.25)	1.13	(.28)
Total from investment operations	.88	1.77	.69	2.14	.92
Less distributions from:
Net investment income	(.95)	(1.04)	(1.09)	(1.36)	(1.23)
Net realized gains	(.11)	—	(.04)	—	(.04)
Total distributions	(1.06)	(1.04)	(1.13)	(1.36)	(1.27)
Net asset value, end of period	$27.05	$27.23	$26.50	$26.94	$26.16

Total Return[g]	3.33%	6.88%	2.56%	8.34%	3.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$744,989	$548,223	$435,760	$90,805	$74,328
Ratios to average net assets:
Net investment income (loss)	3.08%	3.63%	3.50%	3.80%	4.47%
Total expenses[b]	1.02%	1.15%	1.10%	1.19%	1.27%
Net expenses[c,h]	0.87%[d]	0.97%	0.91%	0.94%	0.98%
Portfolio turnover rate	72%	86%	74%	52%	94%

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$27.23	$26.50	$26.94	$26.16	$26.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.65	.75	.74	.82	.99
Net gain (loss) on investments (realized and unrealized)	.03	.82	(.25)	1.12	(.27)
Total from investment operations	.68	1.57	.49	1.94	.72
Less distributions from:
Net investment income	(.75)	(.84)	(.89)	(1.16)	(1.02)
Net realized gains	(.11)	—	(.04)	—	(.04)
Total distributions	(.86)	(.84)	(.93)	(1.16)	(1.06)
Net asset value, end of period	$27.05	$27.23	$26.50	$26.94	$26.16

Total Return[g]	2.58%	6.08%	1.82%	7.58%	2.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$251,177	$216,255	$89,320	$25,107	$15,654
Ratios to average net assets:
Net investment income (loss)	2.44%	2.82%	2.75%	3.10%	3.70%
Total expenses[b]	1.74%	1.83%	1.80%	1.90%	2.07%
Net expenses[c,h]	1.60%[d]	1.69%	1.63%	1.66%	1.77%
Portfolio turnover rate	72%	86%	74%	52%	94%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$27.23	$26.49	$26.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.96	.36
Net gain (loss) on investments (realized and unrealized)	.03	.84	(.43)
Total from investment operations	.88	1.80	(.07)
Less distributions from:
Net investment income	(.96)	(1.06)	(.42)
Net realized gains	(.11)	—	—
Total distributions	(1.07)	(1.06)	(.42)
Net asset value, end of period	$27.04	$27.23	$26.49

Total Return[g]	3.34%	6.97%	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$572,644	$161,928	$12,509
Ratios to average net assets:
Net investment income (loss)	3.14%	3.58%	3.20%
Total expenses[b]	1.03%	0.96%	1.02%
Net expenses[c,h]	0.86%[d]	0.82%	0.84%
Portfolio turnover rate	72%	86%	74%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the period presented.

R6-Class	Period Ended Sept. 30, 2017[f]
Per Share Data
Net asset value, beginning of period	$27.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.86
Net gain (loss) on investments (realized and unrealized)	.18
Total from investment operations	1.04
Less distributions from:
Net investment income	(.99)
Net realized gains	(.11)
Total distributions	(1.10)
Net asset value, end of period	$27.09

Total Return[g]	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,709
Ratios to average net assets:
Net investment income (loss)	3.35%
Total expenses[b]	0.65%
Net expenses[c,h]	0.51%
Portfolio turnover rate	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Per Share Data
Net asset value, beginning of period	$27.26	$26.53	$26.97	$26.19	$26.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.93	1.05	1.03	1.09	1.28
Net gain (loss) on investments (realized and unrealized)	.04	.82	(.25)	1.14	(.27)
Total from investment operations	.97	1.87	.78	2.23	1.01
Less distributions from:
Net investment income	(1.05)	(1.14)	(1.18)	(1.45)	(1.32)
Net realized gains	(.11)	—	(.04)	—	(.04)
Total distributions	(1.16)	(1.14)	(1.22)	(1.45)	(1.36)
Net asset value, end of period	$27.07	$27.26	$26.53	$26.97	$26.19

Total Return[g]	3.68%	7.26%	2.91%	8.74%	3.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,418,897	$3,024,918	$1,409,171	$270,668	$78,318
Ratios to average net assets:
Net investment income (loss)	3.47%	3.94%	3.83%	4.09%	4.78%
Total expenses[b]	0.68%	0.79%	0.76%	0.81%	0.89%
Net expenses[c,h]	0.52%	0.59%	0.57%	0.57%	0.64%
Portfolio turnover rate	72%	86%	74%	52%	94%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements.
[d]
The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements is 0.01% for A-Class, 0.01% for C-Class and 0.01% for P-Class.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year would be:

	09/30/17	09/30/16	09/30/15	09/30/14	09/30/13
A-Class	0.84%	0.87%	0.84%	0.86%	0.86%
C-Class	1.57%	1.60%	1.56%	1.58%	1.64%
P-Class	0.83%	0.75%	0.75%	N/A	N/A
R6-Class	0.48%	N/A	N/A	N/A	N/A
Institutional Class	0.49%	0.49%	0.50%	0.50%	0.52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2017, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. Only A-Class, C-Class, P-Class, R-6 Class and Institutional Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

R6-Class Shares

Effective October 19, 2016, the Fund started to offer R6-Class shares.

R6-Class shares of the Fund are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by GI may also be eligible to purchase Class R6 shares subject to a $2,000,000 minimum initial investment.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices

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NOTES TO FINANCIAL STATEMENTS (continued)

based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2017.

(d) Interests in Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss

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NOTES TO FINANCIAL STATEMENTS (continued)

from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-marked daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

(g) Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(j) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

(l) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2017, there were no earnings credits received.

(m) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.06% at September 30, 2017.

(n) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use, and volume of call/put options on a quarterly basis:

	Average Number of Contracts
Use	Purchased	Written
Duration, Hedge	77,246	38,061

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity.

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NOTES TO FINANCIAL STATEMENTS (continued)

For Funds utilizing interest rate swaps, the exchange bears the risk of loss. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional
Use	Long	Short
Duration, Hedge	$—	$319,562,500

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward currency exchange contracts on a quarterly basis:

	Average Settlement
Use	Purchased	Sold
Hedge, Income	$—	$127,416,657

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Variation margin on swap agreements
	Investments in unaffiliated issuers, at value	Options written, at value

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2017:

Asset Derivative Investments Value
Swap Interest Rate Contracts		Options Purchased Interest Rate Contracts	Options Written Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
$9,614,971	*	$803,970	$—	$1,518,980	$11,937,921

Liability Derivative Investments Value
Swap Interest Rate Contracts		Options Purchased Interest Rate Contracts	Options Written Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2017
$306,957	*	$—	$176,631	$3,621,471	$4,105,059

*
Includes cumulative appreciation (depreciation) of swap agreements as reported on the Schedule of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Net realized gain (loss) on options purchased
Interest rate contracts	Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Contracts	Options Purchased Interest Rate Contracts	Options Written Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
$(1,373,276)	$(8,729,152)	$(1,704,241)	$(3,512,248)	$(15,318,917)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Contracts	Options Purchased Interest Rate Contracts	Options Written Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
$9,308,014	$44,084	$3,456,921	$(2,102,491)	$10,706,528

In conjunction with the use short sales and of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts,

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$1,518,980	$—	$1,518,980	$61,997	$1,138,273	$318,710
Option contracts	803,970	—	803,970	176,631	627,339	—

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NOTES TO FINANCIAL STATEMENTS (continued)

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$3,621,471	$—	$3,621,471	$61,997	$3,300,000	$259,474
Option contracts	176,631	—	176,631	176,631	—	—

[1]	Centrally cleared swaps are excluded from these reported amounts.

The centrally cleared swaps held in the fund are not subject to netting agreements.

The following table presents deposits held by others in connection with derivative investments as of September 30, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Cash Pledged	Cash Received
Deutsche Bank	$610,000	$—
Barclays Bank plc	—	1,110,000
Goldman Sachs Group	240,000	—
BofA Merrill Lynch	24,020,361	825,000
JP Morgan Chase and Co.	2,450,000	—
Total	$27,320,361	$1,935,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund's fair valuation guidelines categorize these securities as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Fees and Other Transactions with Affiliates

At a meeting that occurred on November 16, 2016, the Board approved to add an advisory fee breakpoint (“breakpoint”) to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.50% of the average daily net assets up to $5 billion. Effective January 30, 2017, a breakpoint of 5 basis points (0.05%) on the average daily net assets above $5 billion.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contracts for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.90%	11/30/12	02/01/19
Total Return Bond Fund - C-Class	1.65%	11/30/12	02/01/19
Total Return Bond Fund - P-Class	0.90%	05/01/15	02/01/19
Total Return Bond Fund - R6-Class*	0.50%	10/19/16	02/01/19
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/19

*	Since the commencement of operations: October 19, 2016

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2017, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2018	Expires 2019	Expires 2020	Total
Total Return Bond Fund
A-Class	$576,490	$886,912	$902,097	$2,365,499
C-Class	99,359	201,092	297,149	597,600
P-Class	—	66,723	562,669	629,392
R6-Class	—	—	4,225	4,225
Institutional Class	1,646,773	4,174,107	6,941,687	12,762,567

For the year ended September 30, 2017, GI recouped $110,978 from the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2017, the Fund waived $426,198 related to investments in affiliated funds.

For the year ended September 30, 2017, GFD retained sales charges of $705,455 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s fees and out of pocket expenses. For providing the aforementioned transfer agent services, MUIS is entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. As of September 30, 2017, the Fund did not have any open reverse repurchase agreements.

Number of Days Outstanding	Balance at September 30, 2017	Average Balance Outstanding	Average Interest Rate
215	$—	$253,326,638	0.53%

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$228,514,975	$—	$—	$228,514,975

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$111,989,430	$—	$—	$111,989,430

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2017 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$18,366,143	$513,792	$85,939,710	$—	$(19,565,570)	$85,254,075

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2017, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investment in CLO securities and swaps, "mark-to-market" of forward foreign exchange contracts, paydown reclasses, amortization, losses deferred due to wash sales, bond bifurcation, distribution payable, foreign currency gains and losses, and "mark-to-market"

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NOTES TO FINANCIAL STATEMENTS (continued)

and disposition of Passive Foreign Investment Companies. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2017 for permanent book/tax differences:

Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$—	$8,764,958	$(8,764,958)

At September 30, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
$8,110,346,518	$136,738,220	$(50,883,612)	$85,854,608

Note 8 – Securities Transactions

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$6,046,924,526	$2,922,361,351

For the year ended September 30, 2017, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$1,496,029,224	$1,095,528,734

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each

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NOTES TO FINANCIAL STATEMENTS (continued)

transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2017, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$32,814,603	$13,071,015	$281,768

Note 9 – Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2017. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2017, were as follows:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/19	$1,075,556	$56,979
Engineered Machinery Holdings, Inc.	07/19/24	13,385	—
		$1,088,941	$56,979

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
ACC Group Housing LLC
6.35% due 07/15/54	06/03/14	$625,000	$730,493
Airplanes Pass Through Trust
2001-1A, 1.78% (1 month USD LIBOR + 55 bps) due 03/15/19	11/30/11	388,396	33,966
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50	07/25/14	1,399,485	1,415,441
Capmark Military Housing Trust
2007-ROBS, 6.06% due 10/10/52	04/23/15	4,703,968	4,925,667
Capmark Military Housing Trust
2008-AMCW, 6.90% due 07/10/55	05/20/16	10,739,930	10,602,289
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52	10/16/15	2,149,714	2,309,288
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52	09/18/14	8,263,209	8,237,699
Copper River CLO Ltd.
2007-1A, due 01/20/21	05/09/14	849,629	204,390
Customers Bank
6.13% (3 Month USD LIBOR + 344 bps) due 06/26/29	06/24/14	2,000,000	2,045,000

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NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
Fort Benning Family Communities LLC
1.58% (1 Month USD LIBOR + 35 bps) due 01/15/36	03/27/15	$4,793,574	$4,798,086
Fort Knox Military Housing Privatization Project
1.57% (1 Month USD LIBOR + 34 bps) due 02/15/52	04/09/15	1,116,883	1,081,057
GMAC Commercial Mortgage Asset Corp.
2005-DRUM, 5.47% due 05/10/50	05/20/16	5,006,458	5,055,614
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52	10/07/16	26,206,810	25,129,455
GMAC Commercial Mortgage Asset Corp.
2005-BLIS, 5.25% due 07/10/50	05/20/16	2,593,742	2,514,369
Great Lakes CLO Ltd.
2012-1A, due 01/15/23	12/06/12	752,078	466,571
HP Communities LLC
5.78% due 03/15/46	08/23/16	2,546,168	2,348,143
HP Communities LLC
5.62% due 09/15/32	06/09/14	1,009,940	1,077,640
HP Communities LLC
5.86% due 09/15/53	10/06/16	1,615,177	1,539,536
Northern Group Housing LLC
6.80% due 08/15/53	07/25/13	1,200,000	1,475,136
Pacific Northwest Communities LLC
5.91% due 06/15/50	05/22/14	1,000,000	1,103,270
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	2,481,826	2,495,903
RFTI Issuer Ltd.
2015-FL1, 5.11%(1 Month USD LIBOR + 388 bps) due 08/15/30	10/14/15	4,993,080	5,004,194
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22	03/21/12	777,505	78,180
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	1,052,190	1,043,514
		$88,264,762	$85,714,901

Note 11 – Line of Credit

The Trust, with the exception of Capital Stewardship Fund, and certain affiliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. The funds that participate in the line of credit including the Fund, paid aggregate upfront costs of $982,952 to renew the line of credit. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. These amounts are included within Line of Credit Fees on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (concluded)

A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, 1 month LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The Fund did not have any borrowings under this agreement as of and for the period ended September 30, 2017.

Note 12 – Subsequent Event

At a meeting that occurred on November 14 – 15, 2017, the Board approved the following changes, effective November 20, 2017:

●	The advisory fee for the Fund was reduced from 0.50% to 0.39%.

●
The advisory fee breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion for the Fund was removed as the breakpoint is no longer necessary or applicable in light of the aforementioned advisory fee reduction.

●
The total expenses limits, as a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses, were reduced. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.79%	11/30/12	02/01/20
Total Return Bond Fund - C-Class	1.54%	11/30/12	02/01/20
Total Return Bond Fund - P-Class	0.79%	05/01/15	02/01/20
Total Return Bond Fund - R6-Class	0.50%	10/19/16	02/01/20
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/20

The terms of the investment management agreement are otherwise unchanged.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Total Return Bond Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Total Return Bond Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Tysons, Virginia
November 29, 2017

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

The Fund's investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2017, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2017, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
0.13%	0.13%	74.65%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”) ● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) ● Guggenheim World Equity Income Fund (“World Equity Income Fund”)
● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Security Investors and Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

[1]
The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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Following an initial two-year term, each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2017 (the “April Meeting”) and on May 23, 2017 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary and supporting data presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and

[2]
Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Concinnity Sub-Advisory Agreement, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions, departures and transitions in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as from Guggenheim’s Chief Risk Officer. In addition, the Committee noted Guggenheim’s implementation of additional controls and oversight processes relating to risk management, including the establishment of an Enterprise Risk Management Committee comprised of a multi-disciplinary team of senior personnel, as well as enhancements to the organization’s information security program.

In connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered Guggenheim’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. In this respect, the Committee took into account the initiatives undertaken by Guggenheim in connection with the outsourcing of its fund administration and transfer agency services business resulting from Guggenheim’s sale of Rydex Fund Services, LLC (“RFS”), formerly a Guggenheim affiliate and now known as MUFG Investor Services (US), LLC (“MUFG IS”), to Mitsubishi UFJ Trust and Banking Corporation, the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services organization (the “RFS Transaction”). In particular, the Committee considered Guggenheim’s establishment of the Office of Chief Financial Officer (“OCFO”), its structure and responsibilities, including its role in overseeing the services provided by MUFG IS. The

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Committee also considered the resources allocated by Guggenheim to support the OCFO and the detailed plans presented by management for functions for the OCFO both during and upon completion of the transition period with MUFG IS.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, are not provided by distinct legal entities. The Committee took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including information regarding the Adviser’s Sub-Advisory Oversight Committee.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2016, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

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In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee also considered more recent performance periods, including the one-year period and, as deemed appropriate, the since-inception and/or three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in investment strategies, as well as circumstances in which enhancements were made to the portfolio management processes or techniques employed for a Fund. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 8th percentile for both periods. The Committee considered that the Fund re-opened to subscriptions with a new U.S. long/short equity investment strategy on January 28, 2015. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of Fund’s Class A shares ranked in the 5th percentile of its performance universe, exceeding the performance universe median.

Diversified Income Fund:3 The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 22nd and 24th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding its performance universe median for both periods.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 10th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 6th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for each of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2016, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 1st and 9th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

[3]
At a meeting held on August 20, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Diversified Income Fund, for an initial two-year term (the “Diversified Income Fund IMA”). The Committee determined to include the Diversified Income Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund:4 The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 55th and 14th percentiles of its performance universe for the since-inception and three-month periods ended December 31, 2016, respectively, exceeding the performance universe median for the three-month period.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 3rd and 16th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2016, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 46th and 1st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 31st and 13th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in May 2013.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively, and exceeded the performance universe median for each of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 43rd and 14th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee noted that the Fund implemented a strategy change and a new portfolio management team in August 2013.

[4]
At a meeting held on November 10, 2015, the Board approved an investment management agreement dated November 17, 2015, between GPIM and the Trust, with respect to Market Neutral Real Estate Fund, for an initial two-year term (the “Market Neutral RE Fund IMA”). The Committee determined to include the Market Neutral RE Fund IMA within the scope of its 2017 annual contract review in order to align the timing for review of such agreement with the process undertaken by the Committee for the Advisory Agreements, with respect to the other Funds, on a uniform schedule.

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Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Class A shares exceeded the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 37th and 25th percentiles, respectively.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 69th and 62nd percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 7th percentile.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, ranking in the 63rd and 58th percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the Fund’s return exceeded the median of its performance universe, ranking in the 9th percentile.

Small Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year and three-year periods ended December 31, 2016, and ranked in the 67th and 71st percentiles, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year period ended December 31, 2016, and observed that the return of the Fund’s Class A shares exceeded the median of its performance universe, ranking in the 35th percentile.

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

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Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. The Committee concluded that the information it received demonstrated that the aggregate services provided to each Fund at issue were sufficiently different from those provided to other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (44th and 46th percentiles, respectively) of its peer group. The net effective management fee5 ranks in the third quartile (72nd percentile). The Committee considered the Adviser’s proposal, presented at the May Meeting, to reduce the Fund’s expense cap by 35 basis points across all share classes.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (35th and 27th percentiles, respectively) of its peer group and the asset weighted total net expense ratio is in the first quartile (1st percentile) of its peer group.

[5]
The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in fourth quartile (84th percentile) of its peer group and the net effective management fee is in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the second quartile (48th percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (48th percentile) of its peer group and the net effective management fee is in the third quartile (75th percentile) of its peer group. The Fund’s asset weighted total net expense ratio is in the fourth quartile (81st percentile) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (85th, 89th and 94th percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio is in the second quartile (33rd and 39th percentiles, respectively) of its peer group. The net effective management fee is in the third quartile (55th percentile) of its peer group.

Limited Duration Fund: The net effective management fee is in the third quartile (71st percentile) of its peer group, as is the Fund’s asset weighted total net expense ratio (63rd percentile). The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile). The Committee considered the Fund’s strong performance and top decile performance universe rankings for the three- and one-year periods ended December 31, 2016.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee rank in the fourth quartile (86th and 80th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. In addition, the Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

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Market Neutral Real Estate Fund: Each of the average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio is in the third quartile (36th, 38th and 39th percentiles, respectively) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (71st percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the fourth quartile (76th and 86th percentiles, respectively) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee6 peer group rankings would be 53rd percentile for Class A shares, 64th percentile for Class C shares, and 47th percentile for Class P shares.

Mid Cap Value Institutional Fund: The total net expense ratio is in the third quartile (68th percentile) and the contractual advisory fee and net effective management fee are in the fourth quartile (86th and 77th percentiles, respectively). The Committee considered the strategy enhancements implemented for the Fund and the Fund’s strong recent performance, including a top decile performance universe ranking for the one-year period ended December 31, 2016.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (49th and 27th percentiles, respectively) of its peer group and the net effective management fee is in the first quartile (22nd percentile).

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (23rd percentile) of its peer group and the net effective management fee and the asset weighted total net expense ratio are in the second quartile (50th and 28th percentiles, respectively) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund (58th percentile), the net effective management fee (75th percentile) and the asset weighted total net expense ratio (75th percentile) are in the third quartile of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (25th percentile) of its peer group. The net effective management fee and asset weighted total net expense ratio are in the fourth quartile (77th and 85th percentiles, respectively) of its peer group.

[6]	The “gross management fee,” with respect to Mid Cap Value Fund and Small Cap Value Fund, is the sum of the advisory fee and the administration fee.

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Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the net effective management fee is in the first quartile (16th percentile) as of December 31, 2016. The Fund’s asset weighted total net expense ratio is in the second quartile (36th percentile) of its peer group as of December 31, 2016. The Committee noted that in November 2016 the Adviser recommended and the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%, effective February 1, 2017, along with the conclusion that the reduction in the advisory fee would not result in any decrease in the nature, extent and quality of services provided to the Fund. Based upon the new contractual advisory fee rate, the Fund’s gross management fee peer group rankings would be 25th percentile for Class A shares, 31st percentile for Class C shares, 18th percentile for Class I shares, and 29th percentile for Class P shares.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (89th percentile) of its peer group and the net effective management fee and asset weighted total net expense ratio are in the second quartile (39th and 33rd percentiles, respectively) of its peer group. The Committee considered the Fund’s strong performance and top decile performance universe rankings for the five- and three-year periods ended December 31, 2016.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the net effective management fee are in the second quartile (32nd and 49th percentiles, respectively) of its peer group. The asset weighted total net expense ratio is in the third quartile (68th percentile) of its peer group. The Committee noted that in November 2016 the Adviser recommended and the Board approved a 24 basis point reduction in the Fund’s expense cap (across all share classes).

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2016, ending assets under management of the Trust as of December 31, 2016, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2015. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee also noted steps taken by management to refine its methodology in preparation for contract review, including, among other things, revisions to the process for allocating expenses for shared service functions, as previously reported to and discussed with the Board. The Committee

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considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that until the completion of the RFS Transaction on October 4, 2016, the Adviser may have benefited from arrangements whereby an affiliate received fees from the Funds for providing certain fund administration and transfer agency services. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether a breakpoint would be appropriate for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account, the advisory fee breakpoints offered by the Adviser and approved by the Board with respect to several of the fixed income Funds, to take effect on May 1, 2017.

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The Committee determined that, taking into account all relevant factors, the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares ranked in the third quartile (64th and 52nd percentiles) of its performance universe for the five-year and three-year periods ended December 31, 2016, respectively. The Committee concluded that the investment performance of the Fund and the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 24, 2017, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements and the Sub-Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Funds (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	93	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: GP Natural Resource Partners, LLC (2002- present). Former: Peabody Energy Company (2003- April 2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	Trustee	Since 2012	Current: Vice Chairman, Guggenheim Investments (2010-present). Former: President and CEO, certain other funds in the Fund Complex (2012-November 2017); Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	226
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer, and Chief Legal Officer	Since November 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (November 2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (July 2017-present); Assistant Treasurer, certain other funds in the Fund Complex (November 2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (February-June 2017); Senior Analyst of US Fund Administration, HGINA (2014-January 2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $535,234 in 2016 and $571,463 in 2017.

(b)
Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017. These audit-related were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

(c)
Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $196,514 in 2016 and $200,330 in 2017.  These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)
All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non‑Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre‑approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(e)	(1) Audit Committee Pre‑Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and

(2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits
• Seed audits (related to new product filings, as required)
• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations
• Fund merger/reorganization support services
• Other accounting related matters
• Agreed upon procedures reports
• Attestation reports
• Other internal control reports

Tax Services

• Recurring tax services:
o Preparation of Federal and state income tax returns, including extensions
o Preparation of calculations of taxable income, including fiscal year tax designations
o Preparation of annual Federal excise tax returns (if applicable)
o Preparation of calendar year excise distribution calculations
o Calculation of tax equalization on an as-needed basis
o Preparation of the estimated excise distribution calculations on an as-needed basis
o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o Provision of tax compliance services in India for Funds with direct investments in India
o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:
o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o Assistance with calendar year shareholder reporting designations on Form 1099
o Assistance with corporate actions and tax treatment of complex securities and structured products
o Assistance with IRS ruling requests and calculation of deficiency dividends
o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o RIC qualification reviews
o Tax distribution analysis and planning
o Tax authority examination services
o Tax appeals support services
o Tax accounting methods studies
o Fund merger, reorganization and liquidation support services
o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Non‑Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the registrant, and rendered to Service Affiliates, for the Reporting Periods were $196,514 in 2016 and $200,330 in 2017.

(h)
Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non‑audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre‑approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)
The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b)
The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)
Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a‑2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President, Chief Executive Officer and Chief Legal Officer

Date	December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President, Chief Executive Officer and Chief Legal Officer

Date	December 8, 2017

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	December 8, 2017

*	Print the name and title of each signing officer under his or her signature.